UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 47 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2018

Date of reporting period:	12/31/2018

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST Cohen & Steers Realty Portfolio	A18
	AST Goldman Sachs Large-Cap Value Portfolio	A21
	AST Goldman Sachs Mid-Cap Growth Portfolio	A26
	AST Goldman Sachs Small-Cap Value Portfolio	A31
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A38
	AST International Growth Portfolio	A42
	AST International Value Portfolio	A48
	AST J.P. Morgan International Equity Portfolio	A55
	AST Jennison Large-Cap Growth Portfolio	A59
	AST Loomis Sayles Large-Cap Growth Portfolio	A63
	AST MFS Global Equity Portfolio	A67
	AST MFS Growth Portfolio	A71
	AST MFS Large-Cap Value Portfolio	A76
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A81
	AST Parametric Emerging Markets Equity Portfolio	A88
	AST QMA Large-Cap Portfolio	A108
	AST Small-Cap Growth Portfolio	A116
	AST Small-Cap Growth Opportunities Portfolio	A122
	AST Small-Cap Value Portfolio	A129
	AST T. Rowe Price Large-Cap Growth Portfolio	A139
	AST T. Rowe Price Large-Cap Value Portfolio	A143
	AST T. Rowe Price Natural Resources Portfolio	A148
	AST Templeton Global Bond Portfolio	A153
	AST WEDGE Capital Mid-Cap Value Portfolio	A161
	AST Wellington Management Hedged Equity Portfolio	A165
	Glossary	A176

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST AQR Emerging Markets Equity Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-18.95%	0.29%	0.66%
MSCI Emerging Markets Index (GD)	-14.25	2.03	1.31

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST AQR Emerging Markets Equity Portfolio returned -18.95%. The Portfolio underperformed the MSCI Emerging Markets Index (GD).

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were market conditions during the reporting period?

Emerging equity markets were lower in the period overall amid trade war concerns as well as country- and region-specific pressures. Emerging markets were mixed to start the year. Brazilian equities performed well, particularly in January following a court ruling that disqualified former President Luiz Inacio Lula da Silva from running for a third term in the country’s presidential election in the fall. Da Silva was serving a prison sentence for corruption. South African equities, on the other hand, were weighed down by a stronger rand that rallied after Jacob Zuma resigned as president in February 2018. Geopolitical risk and trade war concerns in the second quarter, most notably in Turkey and China, weighed on emerging equity markets and more than offset first-quarter gains. Markets continued to be mixed in the third quarter as Brazilian and Taiwanese equities outperformed due to country-specific political and economic circumstances, although global trade uncertainties weighed down markets like South Korea. Emerging markets ended the fourth quarter mostly lower due to continued trade uncertainties and weak economic data. Brazil, which rallied meaningfully in October following the presidential election, was one exception.

What strategies or holdings affected the Portfolio’s performance?

Investment views are generated using a multifactor approach based on a combination of valuations, fundamental and price momentums, earnings quality, investor sentiment, stability, and management signaling measures. The overall strategy’s active risk is allocated 50% to stock and sector selections. The majority of this component was allocated to stock selection by industry, 25% by country selection, and 25% by currency selection.

The Portfolio invests through quantitative programs and models to achieve returns. The Portfolio’s net underperformance relative to the MSCI Emerging Market Index during the period was driven primarily by the country selection model (-1.8%), although the currency selection model (-0.9%) and stock selection model (-0.9%) also detracted. Country selection detracted from excess returns, driven by an underweight position in Brazil and an overweight position in South Korea. Currency selection also detracted from returns, driven by overweight positions in the Russian ruble and Turkish lira. Within the stock selection model, the earnings quality and stability themes performed well, while momentum was the worst-performing theme in the Portfolio. Stock selection in energy was the largest detractor, while consumer staples and industrials contributed positively.

Regarding derivatives, portfolio performance was captured through equities and currency forwards. The currency selection model used currency forwards and detracted (-0.9%) from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Cohen & Steers Realty Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.75%	7.80%	12.10%
Wilshire US REIT Total Return Index	-4.84	7.87	12.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Cohen & Steers Realty Portfolio returned -4.75%. The Portfolio outperformed the Wilshire US REIT Total Return Index.

The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities.

What were market conditions during the reporting period?

US real estate stocks declined in a difficult year for equities broadly. Real estate investment trusts (REITs) initially struggled amid an early-period spike in bond yields and concerns about fundamentals for retail and health care property landlords. REITs turned a corner in March, as inflation remained generally benign, allowing bond yields to stabilize. Better-than-expected retail sales data added to positive sentiment, as did visible real estate merger-and-acquisition activity.

REIT returns reached their year-to-date highs of about 5% in late August, aided by continued US job growth, reaccelerating economic activity, rising corporate profits, and an 18-year high in consumer confidence. However, market conditions again turned challenging, reflecting a confluence of risk factors, including increased global trade tensions, slowing growth in China and Europe, and a sharp downturn in oil prices. Meanwhile, the Federal Reserve continued to raise short-term interest rates and indicated that it would hike rates at least two more times in 2019. Combined, these developments greatly pressured broad equity markets — including REITs — in the final months of the period, even as commercial real estate fundamentals remained generally healthy.

Returns in the period varied widely by property type. Data-center REITs were a notable underperformer, down nearly 15% following two years of exceptionally strong performance. Regional mall and shopping center REITs also struggled amid secular concerns over online retailers gaining market share from their tenants. Sentiment toward retail landlords was also hindered late in the year when Sears Holdings Corp. announced it would file for bankruptcy and close more stores. Hotel and office owners had sizable declines as well. Health care property companies were a positive standout, favored for their relatively stable cash flows tied to long-term leases. Self-storage and apartment REITs also had gains.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio had a negative total return for the year, although it slightly outperformed the Wilshire REIT Index. Factors that helped the Portfolio’s relative performance in the period included stock selection in the apartment sector, led by an overweight in UDR, Inc., which had a significant gain. The company continued to see occupancy improvements, and management raised its guidance. Stock selection in the self-storage sector also aided performance, due mainly to an overweight in Extra Space Storage, Inc. that performed well. The Portfolio’s overweight in the manufactured home sector further helped relative performance; the group rose more than 10%, supported by firm demand and limited supply.

Stock selection in the shopping center sector detracted from relative performance. The Portfolio had an overweight position in Urban Edge Properties, which was hindered in part by its relatively high exposure to faltering toy companies. Stock selection in the hotel sector hampered performance as well, mainly reflecting an out-of-index allocation to Red Rock Resorts, Inc. The stock was pressured by weaker-than-expected Las Vegas gaming revenue data; however, the data reflected tourism trends, whereas Red Rock’s customer base is mainly local.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Goldman Sachs Large-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-8.53%	3.86%	9.39%
Russell 1000® Value Index	-8.27	5.95	11.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Goldman Sachs Large-Cap Value Portfolio returned -8.53%. The Portfolio underperformed the Russell 1000 Value Index.

The investment objective of the Portfolio is to seek long-term growth of capital.

What were market conditions during the reporting period?

Despite a strong start to the year amid solid economic data, a $1.5 trillion tax reform plan, and a favorable earnings season, US equities endured a challenging and volatile year. The Federal Reserve (the Fed) raised interest rates four times in 2018 and communicated an upbeat view of the economic outlook, spurred by strong US labor and inflation data. Despite the strong fundamentals, escalating trade tensions, fears of a global economic slowdown, and populist politics weighed on investor sentiment throughout the year. US equities fell sharply in the fourth quarter as investor sentiment rapidly deteriorated in the wake of escalating trade and political uncertainty and a delayed response to an earlier sell-off in global rates. The correction created tighter US financial conditions, which had been resilient to earlier Fed rate hikes. US equities saw a temporary reprieve in November due to more accommodative comments from Fed Chairman Jerome Powell and encouraging progress toward China-US trade talks. However, the recovery was short-lived. US equities plunged in December over renewed investor fears sparked by the arrest of a Chinese technology executive, a partial US federal government shutdown, and President Trump’s criticism of Powell. The year’s best-performing sectors were healthcare, utilities, and information technology, while the worst-performing sectors were energy, materials, and industrials.

What strategies or holdings affected the Portfolio’s performance?

During 2018, the Portfolio underperformed the Russell 1000® Value Index. For the year, stock selection in the information technology sector contributed to performance, while investments in the consumer discretionary sector detracted.

Eli Lilly and Co. (1.1% of the Portfolio), a pharmaceutical company, was a top contributor to returns for the year. Most of the outperformance started in July, when the company announced the spin-off of its animal health business, Elanco Animal Health, Inc., and reported above-consensus quarterly earnings. Goldman Sachs believes this spin-off will add to Eli Lilly’s business. The stock climbed through most of November after the company reported solid quarterly results that exceeded earnings-per-share and revenue expectations, along with raising its financial guidance for the full year. In December, the share price again benefited from the company’s better-than-expected 2019 financial guidance, featuring significant improvements in revenue and long-term sales growth. Looking ahead, Goldman Sachs is optimistic about management’s commitment to creating shareholder value through increased dividends and share repurchases. Overall, Goldman Sachs views Eli Lilly as a high-quality pharmaceutical business with leading franchises, a robust drug pipeline, and an improving financial profile.

Delphi Technologies plc (0.4% of the Portfolio), a developer, designer, and manufacturer of integrated powertrain technologies, was a top detractor from the Portfolio’s returns for the year. In August, the stock declined after the company’s second-quarter sales results fell short of estimates, despite beating the market’s predictions for earnings per share. The company’s organic growth slowed and its top-end guidance was lowered, largely due to lower sales in China and test-procedure headwinds in Europe. Goldman Sachs views these as transitory issues as the company is in the process of diversifying its customer mix. Goldman Sachs believes Delphi is an attractive growth story relative to peers. In addition, increased investment in fuel pump capacity suggests good visibility for its margin expansion and sales growth.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.35%	5.38%	14.14%
Russell Midcap® Growth Index	-4.75	7.42	15.12
S&P MidCap 400 Index	-11.08	6.03	13.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Goldman Sachs Mid-Cap Growth Portfolio returned -4.35%. The Portfolio outperformed both the Russell Midcap Growth Index and the S&P MidCap 400 Index.

The investment objective of the Portfolio is to seek long-term growth of capital.

What were market conditions during the reporting period?

The S&P 500 Index returned -4.38% in 2018. Despite a strong start to the year amid solid economic data, a $1.5 trillion tax reform package, and a favorable earnings season, US equities faced a volatile year. The Federal Reserve Board (the Fed) raised interest rates four times during the period and communicated an upbeat view on the economic outlook, spurred by strong US labor and inflation data.

Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown, and populist politics weighed on investor sentiment throughout the year. US equities fell sharply in the fourth quarter, as investor sentiment rapidly deteriorated on escalating trade and political uncertainty. The correction resulted in tighter US financial conditions, which had been resilient to Fed rate hikes earlier in the year.

US equities saw a temporary reprieve in November due to more accommodative comments from Fed Chairman Jerome Powell and encouraging progress toward China-US trade talks. However, the recovery was short-lived, as US equities plunged in December given renewed investor fears sparked by the arrest of a Chinese technology executive, a partial US federal government shutdown, and President Trump’s criticism of Powell. The best-performing sectors over the year were health care, utilities, and information technology, while the worst-performing sectors were energy, materials, and industrials.

What strategies or holdings affected the Portfolio’s performance?

In 2018, stock selection in the information technology sector and an underweight position in the materials sector contributed to performance, while stock selection in the energy and industrials sectors detracted from returns. Sector allocation was the primary driver of the Portfolio’s relative during the year.

At the individual stock level, the two largest contributors to the Portfolio’s performance were Illumina Inc. (1.6% of the Portfolio’s assets) and McCormick & Co Inc. (1.8%). During the year, shares of Illumina rose steadily as the company reported multiple quarters of strong results. They were driven primarily by the outperformance of NovaSeq, Illumina’s genetic-sequencing platform. Goldman Sachs continues to believe the company’s growth is at an inflection point, as NovaSeq is still in its early stages and is well-positioned to capitalize on the increasing secular demand for genetic sequencing.

McCormick & Co. benefited from above-consensus earnings. Its shares also trended upward along with the more defensive consumer staples sector, as investors fled to safety during several volatile months of trading. Goldman Sachs continues to believe McCormick & Co. is a high-quality company in the spice and flavoring products operating category that is relatively insulated from industry headwinds, such as cost and freight inflation.

Align Technologies, Inc. (1.5%) and John Bean Technologies, Inc. (1.0%) were top detractors from performance in 2018. During the third quarter, Align Technologies’ shares sold off after the announcement that higher promotional pricing had led to lower average selling prices, causing the company to release below-consensus guidance. While the results are disappointing, Goldman Sachs believes the issues are more transitory and remains positive on the company’s long-term growth story.

Shares of John Bean Technologies fell sharply due to reports of weak earnings and a guidance cut, which stemmed from input cost and freight pressures on margins. While Goldman Sachs recognizes some uncertainty related to tariffs and continues to monitor that situation carefully, it remains positive on the company as it works to execute on the secular growth theme of automation in food services.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-14.06%	3.96%	12.25%
Russell 2000® Value Index	-12.86	3.61	10.40
Russell 2000® Index	-11.01	4.41	11.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Goldman Sachs Small-Cap Value Portfolio returned -14.06%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were market conditions during the reporting period?

Despite a strong start to the year amid solid economic data, a $1.5 trillion tax reform plan, and a favorable earnings season, US equities endured a challenging and volatile year. The Federal Reserve (the Fed) raised interest rates four times in 2018 and communicated an upbeat view of the economic outlook, spurred by strong US labor and inflation data. Despite the strong fundamentals, escalating trade tensions, fears of a global economic slowdown, and populist politics weighed on investor sentiment throughout the year. US equities fell sharply in the fourth quarter, as investor sentiment rapidly deteriorated in the wake of escalating trade and political uncertainty and a delayed response to an earlier sell-off in global rates. The correction created tighter US financial conditions, which had been resilient to earlier Fed rate hikes. US equities saw a temporary reprieve in November due to more accommodative comments from Fed Chairman Jerome Powell and encouraging progress toward China-US trade talks. However, the recovery was short-lived. US equities plunged in December over renewed investor fears sparked by the arrest of a Chinese technology executive, a partial US federal government shutdown, and President Trump’s criticism of Powell. The year’s best-performing sectors were health care, utilities, and information technology, while the worst-performing sectors were energy, materials, and industrials. Overall, small-cap equities underperformed the broader market, with the Russell 2000® Index declining 11.01% and the S&P 500® Index falling 4.38%.

What strategies or holdings affected the Portfolio’s performance?

During 2018, the Portfolio underperformed the Russell 2000® Value Index. For the year, investment in the industrials sector detracted from returns, while stock selection in information technology contributed to performance.

Burlington Stores, Inc. (0.9% of the Portfolio), a major off-price clothing retailer in the US, was a top contributor to the Portfolio’s returns for the year. The company reported solid earnings and exhibited substantial store productivity, with an increase in same-store sales. Burlington Stores also upgraded and opened stores in high-traffic centers due to real estate availability, which translated into high-mid-digit sales growth and earnings before interest and taxes (EBIT) margin expansion. Despite the many headwinds facing retailers, including higher wage and freight costs, Burlington Stores improved gross margins, due in part to tax cuts, as well as a lower markdown rate. Goldman Sachs believes the company will continue to widen margins in 2019, aided by strong top-line sales fueled by its continued enhancement of underpenetrated categories such as home, beauty, toy, and baby products.

Beacon Roofing Supply, Inc. (0.6% of the Portfolio), which distributes roofing and building materials in the US and Canada, was a major detractor for the year. During the first and second quarters, its gross margins came under pressure as input costs increased, leading to a shortfall in earnings. While the company was able to overcome cost headwinds in the third quarter, it still missed consensus expectations due to mild weather and a decline in organic sales in its residential roofing business. Going into 2019, Goldman Sachs believes the company will have a more favorable backdrop, with better relative weather comparisons and potential cost synergies from its 2018 acquisition of Allied Building Products Corp. Goldman Sachs also has confidence in the company’s experienced management team, which has been able to execute its strategy over multiple cycles and return value to shareholders.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-14.15%	5.16%	10.53%
Russell 1000® Value Index	-8.27	5.95	11.18
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned -14.15%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.

What were market conditions during the reporting period?

The S&P 500 Index was up more than 10% through the first nine months of 2018 before posting its worst calendar quarter in seven years, falling 13.5% during the fourth quarter. The end result was a -4.38% return for calendar year 2018. Until the fourth quarter, a healthy corporate America, buoyed by robust earnings growth, had overcome political unrest across the globe. Third-quarter gross domestic product (GDP) growth in the US was a healthy 3.4%, and the unemployment rate remained below 4%. However, in the fourth quarter, ongoing trade tensions came to the forefront, further exacerbated by various economic data revealing nascent signs of slowing growth in several major economies that are important US trading partners. Both the Federal Reserve and European Central Bank implemented more restrictive monetary policy, which appeared to add to equity investor apprehension. The forward price/earnings (P/E) ratio for the S&P 500 Index declined from 20.0x at the beginning of the year to 15.4x at the end of the year. The S&P 500 Index’s median P/E since 1990 is 16.4x, so it went from well above average to comfortably below average over the course of the year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Russell 1000 Value Index (the Index) in 2018. Its valuation multiples are lower than that of the Index, which hurt relative performance during the year as value stocks lagged growth stocks. For example, 65% of the Portfolio was invested in stocks with a price-to-book ratio of less than 2x compared to about 41% for the Russell 1000 Value Index. This overweight, and a corresponding underweight to more richly valued securities, caused approximately two-thirds of the Portfolio’s underperformance during the year. Stock selection in financials and consumer discretionary, along with an underweight position in health care, also detracted from performance. Conversely, an overweight position and positive stock selection in information technology, along with positive stock selection in consumer staples, helped relative performance. The largest detractors from the Portfolio’s relative returns were American International Group, Inc., Adient PLC, Vodafone Group PLC, Apache Corp. and Citigroup, Inc. The largest positive contributors were Ericsson, Microsoft Corp., Discovery, Inc., Hewlett Packard Enterprise Co., and ARRIS International PLC.

During the year, valuation disparities among sectors led to the Portfolio’s largest sector deviations from the Index since the 2008 financial crisis. Accordingly, the Portfolio traded at a substantial valuation discount to the Index, which makes Hotchkis & Wiley optimistic about the Portfolio’s prospects irrespective of market direction or temperament. The Portfolio trades at 7.3x normal earnings, compared to 13.1x for the Index and 16.1x for the S&P 500 Index. The Portfolio’s price-to-book ratio is 1.3x, compared to 1.8x and 2.9x for the Index and the S&P 500 Index, respectively.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST International Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-13.33%	1.94%	7.84%
MSCI EAFE Index® (GD)	-13.36	1.00	6.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST International Growth Portfolio returned -13.33%. The Portfolio outperformed the MSCI EAFE Index (GD). For the year ended December 31, 2018, the Portfolio’s return included a capital contribution of 0.11%.

The investment objective of the Portfolio is long-term growth of capital.

What were market conditions during the reporting period?

For 2018, the MSCI EAFE Index was down more than 13%, as a strong US dollar, trade war tensions, Brexit impasse, and economic/political problems in Italy all weighed on international equity market returns. (Brexit refers to the United Kingdom’s decision to leave the European Union.) The US Federal Reserve raised interest rates four times and liquidity contracted, explaining at least part of the US dollar’s rise versus foreign currencies for the year. Meanwhile, global corporate earnings revisions turned negative, and geopolitical concerns increased. Given the softening of global economic growth, defensive, dividend-paying sectors such as utilities and health care protected on the downside, while interest-rate-sensitive sectors such as financials, materials, and consumer discretionary lagged. The international equity market tended to favor larger-capitalization stocks with lower valuations that were also less volatile. Investors became more comfortable with household names given the choppier economic environment in 2018.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio performed in line with the MSCI EAFE Index. Stock selection overall was additive to relative performance, as all three subadvisers (Jennison Associates, Neuberger Berman, and William Blair) tended to avoid highly volatile financials such as Italian banks. Furthermore, they tended to avoid the more speculative industrial and energy names as well, the latter of which was beneficial as the price of oil dropped. Stocks in these areas tend to have slower earnings growth rates. Instead, given their growth mandate, William Blair and Jennison favored companies in the faster-growing Internet software and services industry. Investments in this industry’s stocks were rewarded for the period, despite a tough fourth quarter.

In addition, price momentum and profit margins were key to positive Portfolio returns in 2018. William Blair incorporates momentum as part of its process. Each subadviser’s exposure to companies with a high percentage of earnings compared to sales further enhanced relative returns.

On the other hand, overweighted exposures to companies with higher volatility had a negative impact on Portfolio performance. Given that William Blair and Jennison especially focused on faster-growing companies, these names inherently became more volatile in a perceived global economic slowdown (which occurred in 2018), in the subadvisers’ view. In addition, given that the investments were in highly profitable companies, which generally reinvest profits into the company rather than pay dividends, the subadvisers were generally underexposed to dividend-paying companies, which was detrimental to performance for the period as investors were seeking income. Furthermore, an overexposure to smaller-cap stocks, especially by Neuberger Berman and William Blair, detracted. While these stocks are normally faster growing than their larger-cap counterparts, investors were seeking safety during the period, and so this positioning detracted from the Portfolio’s results.

Finally, both William Blair and Jennison had out-of-benchmark allocations to China, which had higher economic growth rates compared to the rest of the developed world. Following a very strong 2017, China’s economy slowed in the wake of trade war tensions with the US, and the subadvisers’ exposure to its equity market dampened the Portfolio’s results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST International Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-16.14%	-0.52%	5.58%
MSCI EAFE Index® (GD)	-13.36	1.00	6.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST International Value Portfolio returned -16.14%. The Portfolio underperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

President Donald Trump’s tax cuts, approved by the US Congress in late 2017, provided a boost for markets heading into 2018. US gross domestic product growth accelerated to 4.2% on an annualized quarterly basis through the second quarter of 2018. However, as the prospect of further US tax cuts faded, factors such as the US-China trade conflict, reduced monetary stimulus, and global economic growth concerns all weighed heavily on global markets. Outside of the US, economic growth — notably in the eurozone — decelerated and global growth became less synchronized.

The fourth quarter of 2018 was the worst quarterly performance for stocks since the third quarter of 2011 during the eurozone debt crisis. A large proportion of the market’s decline in the fourth quarter came in December, when international stocks — as represented by the MSCI EAFE Index (the Index) — fell 4.9%. It was the worst December performance for stocks since 1970 and eliminated any hope of a “Santa Claus Rally.”

For the full reporting period, the Index fell over 13%, its worst yearly performance since the height of the 2008 global financial crisis. The UK stock market had a particularly bad year because of Brexit concerns, with the FTSE 100 Index falling 12.4%, its worst yearly performance since 2008.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index for the reporting period. The Portfolio’s relative performance struggled due to stock selection, although the contribution from asset allocation strategies was slightly positive.

In terms of stock selection, gains in the financial and health care sectors were not enough to offset losses in the information technology, industrials, and consumer discretionary sectors. Regarding allocation strategies, the primary contributor was the Portfolio’s currency exposure held in the Lazard sleeve.

From a regional perspective, holdings in North America contributed to results. However, positions in the Pacific Rim and Western Europe, notably in France and Germany, were detrimental to relative performance. On a positive note, holdings in South Africa and Central Asia proved beneficial. A small, yet consistent allocation to cash had a slightly positive impact on performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST J.P. Morgan International Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-17.47%	-0.15%	6.33%
MSCI EAFE Index® (GD)	-13.36	1.00	6.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST J.P. Morgan International Equity Portfolio returned -17.47%. The Portfolio underperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

Global equity markets struggled in 2018, with almost all countries and sectors declining during the reporting period. After a strong start to the year, equities outside of the US began to struggle as the blistering pace of gross domestic product growth that began in 2017 slowed. Additionally, US dollar strengthening triggered funding difficulties in emerging markets and outright currency crises in Argentina and Turkey.

An even bigger catalyst for international stocks was the escalating trade tensions between the US and its major partners — principally China — which had a discernible effect on trade volumes and corporate sentiment as companies struggled to plan for the impact on global supply chains. As sentiment deteriorated, investors started to worry about the Federal Reserve’s (the Fed) continued tightening of short-term rates, even though rates remained historically extremely low. Additionally, investors were concerned that the Fed’s shrinking balance sheet would cause international liquidity to dry up.

US stocks began to correct during the fourth quarter, as concerns about economic growth and international malaise mounted. The slide accelerated as the year drew to a close.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in Japan and Continental Europe were the largest relative detractors geographically. From a sector perspective, stock choices in information technology and consumer discretionary hurt the most. Within technology, the Portfolio was held back by semiconductor-related stocks, including Samsung Electronics Co., Tokyo Electron Ltd., and 3D sensor company ams AG. At the end of the reporting period, the Portfolio no longer held ams AG. Within consumer discretionary, Naspers, an Internet and media company; Continental AG, a European tire manufacturer; and Richemont, a luxury goods company, performed poorly.

Conversely, stock selection in the Pacific Rim and emerging markets contributed. Among sectors, stock choices in materials and real estate helped. Within materials, Linde plc was the largest individual contributor, benefiting from the closing of its merger with Praxair, Inc. Within real estate, China Overseas Land & Investment Ltd. and Mitsui Fudosan, Co., Ltd. aided relative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Jennison Large-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-1.61%	9.79%	12.81%
Russell 1000® Growth Index	-1.51	10.40	13.64
S&P 500 Index	-4.38	8.49	12.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 9/25/2009. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Jennison Large-Cap Growth Portfolio returned -1.61%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital.

What were market conditions during the reporting period?

As 2018 began, global gross domestic product (GDP) growth was accelerating, the labor market was continuing to strengthen, and lower US corporate tax rates were taking effect, helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors largely overlooked uncertainty created by White House trade and other policy initiatives. A sell-off in the fourth quarter reflected mounting investor concerns about a range of issues, including the pace of US interest rate increases and its effect on US economic growth, decelerating expansion in non-US economies, the state of US trade alliances with major trading partners — most notably the rising risk of a trade war with China — and discord and uncertainty about domestic policy, which culminated in a partial US government shutdown as the year drew to a close.

Gains in the Russell 1000 Growth benchmark were led by select technology, health care, and consumer companies. Sectors with sensitivity to commodities prices and cyclical growth — including materials, energy, and industrials — were weaker performers.

What strategies or holdings affected the Portfolio’s performance?

Information technology positions were strong contributors to Portfolio performance. Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Portfolio holdings salesforce.com, Inc., Red Hat, Inc., Adobe, Inc., Microsoft Corp., and Workday, Inc. offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

Payment companies continue to benefit from the long-term shift from cash to electronic credit and debit transactions. Both Mastercard, Inc. and Visa, Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Portfolio holdings Square, Inc. and PayPal Holdings, Inc. offer innovative low-cost, high-security, easy-to-use digital payment options, particularly for mobile and online transactions.

The Portfolio’s long-term holdings in US Internet companies also meaningfully contributed to performance. Video-streaming service Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage, while e-commerce stalwart Amazon.com, Inc. benefited from its market position, scale, and execution.

Conversely, Chinese Internet companies fared poorly. While the various business segments of Alibaba Group are providing significant revenue growth, the stock declined on high business investment spending and Chinese government efforts to tighten control of Internet and non-traditional financial companies. Tencent Holdings Ltd. was negatively affected by new restrictions on video-game approvals implemented by Chinese authorities. Jennison expects these restrictions will be lessened in the coming year.

After strong performance through much of 2017 and 2018, NVIDIA Corp. fell significantly in 2018’s final quarter, reflecting issues with its gaming graphics processing unit inventory, exacerbated by a slowdown in the cryptocurrency mining boom.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Jennison Large-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Ongoing concerns about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over social media giant Facebook, Inc. However, the company has significant scale benefits and untapped monetization opportunities that Jennison believes should drive better-than-average growth, even with higher costs and restriction in data usage.

Boeing Co. was a top performer in industrials. Its stock gain reflected 787 Dreamliner commercial-jet cash generation, solid cost controls, and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand, in Jennison’s view.

Performance of the Portfolio’s health care positions improved over the year, as the “hot-button” topic of drug pricing subsided. However, Jennison expects the issue will re-emerge as political winds change once again. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Portfolio holding Illumina, Inc. is at the forefront of this technology. Some of the Portfolio’s biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb Co. fell on signs that its non-small cell lung cancer program has been eclipsed by a competing franchise. However, Jennison believes the likely broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-2.69%	10.71%	14.66%
Russell 1000® Growth Index	-1.51	10.40	15.29
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Loomis Sayles Large-Cap Growth Portfolio returned -2.69%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

What were market conditions during the reporting period?

Enthusiasm over corporate tax cuts, deregulation, and accelerating global growth led US equities to all-time highs in January 2018, but the advance eventually stalled on fear over trade wars, slowing growth outside the US, and a Federal Reserve that may push short-term rates too far too fast. When the dust settled after the first quarter sell-off, US equities established an uptrend and headed higher, reaching 52-week highs in September and early October. Earnings results remained strong throughout the first three quarters of the year, but price-to-earnings valuations still contracted. As the fourth quarter began, macroeconomic risks re-emerged and shook equity risk appetite once more, wiping out year-to-date gains. Defensive sectors outperformed the growth-oriented technology and consumer discretionary sectors. Volatility struck markets in aggregate, but a significant amount of negative news had already been discounted and priced into equities.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the consumer discretionary, industrials, and communication services sectors — along with an allocation to the industrials, information technology, and communication services sectors — contributed positively to relative return. Stock selection in the information technology, financials, consumer staples, health care, and energy sectors — as well as an allocation to the energy, consumer discretionary, and consumer staples sectors — detracted from relative performance.

Amazon.com, Inc. and Visa, Inc. were the Portfolio’s largest contributors for the year. Online retailer Amazon sells millions of products — sold by Amazon or by third parties — offering consumers selection, competitive prices, and convenience. Amazon’s enterprise information technology (IT) business, Amazon Web Services (AWS), provides a suite of secure, on-demand, cloud-computing services, offering clients speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that likely would be difficult for competitors to replicate. Amazon reported healthy fundamentals and strong revenue growth during the period. With gross merchandise volume growing by double digits for US e-commerce (by our estimates) and by low-single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. Loomis Sayles believes Amazon is one of the best-positioned companies in e-commerce and enterprise IT, each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We also believe the share price showed a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the period, Visa reported revenue and earnings that were strong and in line or better than market expectations. Payment volume growth in the low double digits benefited from stronger global growth but was twice the rate of growth in the approximately $45 trillion of global personal consumer expenditures. This reflected the strength of the ongoing, long-term secular shift from cash to electronic payments. We estimate Visa can generate double-digit cash flow growth over our forecast period. As the company continues to scale its businesses around the world, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We believe the shares of both Amazon and Visa at year-end were selling at significant discounts to our estimates of intrinsic value and offered compelling reward-to-risk opportunities.

Social media giant Facebook, Inc. and oil field services company Schlumberger Ltd. were the Portfolio’s largest detractors for the year. A Portfolio strategy holding since it went public in 2012, Facebook reported solid overall growth and market share gains versus the prior-year period. However, the market reacted negatively to management’s midyear guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company warned that revenue in the second half of 2018 would be hurt by its decisions to provide users more choices around privacy and to increase focus on Instagram and FB Stories — “experience” products which the company believes will drive improved engagement but where monetization is currently lower. Facebook announced a substantial increase in investments for 2018 and 2019, targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, its expenses will increase faster than revenue over the near term, pressuring margins. We believe Facebook is a unique, high-quality company, benefiting from the secular shift to online advertising, and is positioned for strong and sustainable growth over our investment horizon. We believe management’s decisions and actions illustrate a commitment to preserve platform integrity and to sustain the company’s leadership. With 2.6 billion people worldwide using its apps and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate more of their advertising spending online, and Facebook will remain one of very few platforms where advertisers can reach consumers at such scale.

Schlumberger, the world’s leading oil field services company, reported a 12% year-over-year rise in global sales. During the period, stocks in the oil services sector came under pressure on short-term concerns of slowing activity in North America, where stronger-than-expected production, coupled with insufficient pipeline takeaway capacity in the Permian basin, are leading operators to delay well completions. Concerns over global demand growth contributed to falling oil prices, lowering expectations for global service activity in 2019. In markets outside of North America, which have historically accounted for approximately 75% of the company’s revenue, muted customer spending contributed to low demand for Schlumberger’s services. However, its North American revenues rose more than 40% during the period on increased drilling and well-completion activity. Although management was prematurely optimistic about a recovery outside of the US, based on contracts Schlumberger already won, it projected double-digit international growth in 2019. The need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oil field services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather a difficult environment and capitalize on the growth in oil field services as market supply/demand normalizes. At period-end, we believed shares of Facebook and Schlumberger were selling at significant discounts to our estimates of intrinsic value and offered compelling reward-to-risk opportunities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST MFS Global Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-9.55%	4.14%	10.63%
MSCI World Index® (GD)	-8.20	5.14	10.29
MSCI EAFE Index (GD)	-13.36	1.00	6.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST MFS Global Equity Portfolio returned -9.55%. The Portfolio underperformed the MSCI World Index (GD) Index and outperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

During the reporting period, the US Federal Reserve (the Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. A basis point equals 0.01%. Economic growth rates in the US, eurozone, and Japan remained above trend, despite slowing global growth, particularly toward the end of the period.

Inflation remained contained, outside the US in particular. Late in the period, the European Central Bank (ECB) halted its asset-purchase program but issued guidance that it does not expect to raise interest rates at least until after the summer of 2019. However, a number of central banks did raise rates during the period, including the Bank of England (once) and the Bank of Canada (three times). The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone.

Bond yields rose in the US during most of period but remained low by historical standards and slipped from their highs late in the period as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices, and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside of the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a stock market setback shortly after US markets set record highs in September. It was the second equity market decline during the period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels earlier in the period to valuations more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

What strategies or holdings affected the Portfolio’s performance?

Both security selection and an overweight position in the consumer staples sector detracted from the Portfolio’s performance relative to the MSCI World Index (the Index). Within this sector, the Portfolio’s overweight position in beauty products company Coty Inc. weighed on relative returns, as the stock underperformed the Index during the reporting period. An overweight position in the industrials sector further held back relative returns. An overweight position in shares of human resources and employment services provider Adecco Group (Switzerland) hurt relative returns in this sector.

Security selection in the materials sector was a primary factor benefiting relative performance during the reporting period. Within this sector, the Portfolio’s overweight position in industrial gas supplier Linde plc (Germany) lifted relative returns. An underweight position in the financials sector also supported relative results. However, there were no individual stocks within this sector that were among the Portfolio’s top relative contributors for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST MFS Global Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

An overweight position in the strong-performing health care sector further aided relative returns. Within this sector, the Portfolio’s overweight positions in life sciences supply company Thermo Fisher Scientific Inc. and medical equipment companies Medtronic Inc., Abbott Laboratories, Cooper Companies, Inc., and Stryker Corp. benefited relative performance.

Stocks in other sectors that helped relative returns included overweight positions in global payments technology company Visa Inc., wine and alcoholic beverage producer Pernod Ricard SA (France), and luxury goods company LVMH Moët Hennessy Louis Vuitton SA (France). The Portfolio’s exclusion of social media company Facebook, Inc.’s shares, which performed poorly, also contributed to relative performance.

Elsewhere, the Portfolio’s overweight positions in pharmaceutical company Bayer AG (Germany), custody bank State Street Corp., advertising and marketing firm WPP Group plc, investment management and banking firm UBS Group AG (Switzerland), financial services firm Goldman Sachs & Co., and wealth-management firm Julius Baer Group Ltd. dampened relative returns. The Portfolio’s exclusion of shares of software giant Microsoft Corp. and Internet retailer Amazon.com Inc., which generated strong performance, also hindered relative results.

During the period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST MFS Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	2.15%	9.66%	13.47%
Russell 1000® Growth Index	-1.51	10.40	15.29
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST MFS Growth Portfolio returned 2.15%. The Portfolio outperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income.

What were market conditions during the reporting period?

During the reporting period, the US Federal Reserve (the Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. A basis point equals 0.01%. Economic growth rates in the US, eurozone, and Japan remained above trend, despite slowing global growth, particularly toward the end of the period.

Inflation remained contained, outside the US in particular. Late in the period, the European Central Bank (ECB) halted its asset-purchase program but issued guidance that it does not expect to raise interest rates at least until after the summer of 2019. However, a number of central banks did raise rates during the period, including the Bank of England (once) and the Bank of Canada (three times). The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs late in the period as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices, and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside of the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a stock market setback shortly after US markets set record highs in September. It was the second equity market decline during the period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels earlier in the period to valuations more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the information technology sector contributed to the Portfolio’s performance relative to the Russell 1000 Growth Index. Within this sector, the Portfolio’s overweight holdings of software company Adobe Inc., customer information software manager Salesforce.com Inc., debit and credit transaction-processing company Mastercard Inc., global payments technology company Visa Inc., and financial-management solutions provider Intuit Inc. bolstered relative returns.

Stock selection and an underweight position in the industrials sector also aided relative performance. However, there were no stocks within this sector that were among the Portfolio’s top relative contributors over the reporting period. Security selection in the health care sector further contributed to

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST MFS Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

relative results. Here, the Portfolio’s overweight position in life sciences supply company Thermo Fisher Scientific Inc. and holdings of pharmaceutical and medical products maker Abbott Laboratories contributed to relative returns.

Stocks in other sectors that strengthened relative performance included the Portfolio’s overweight positions in Internet television show and movie subscription services provider Netflix Inc. and Internet retailer Amazon.com Inc. Avoiding poor-performing tobacco company Altria Group Inc. also boosted relative results.

Security selection in the consumer staples sector hindered relative performance. Within this sector, the Portfolio’s overweight positions in tobacco company Philip Morris International, alcoholic beverages company Constellation Brands Inc., and global consumer products company Colgate-Palmolive Co. held back relative results.

An overweight allocation to the communication services sector negatively impacted relative returns. Here, the Portfolio’s overweight holdings of video-game makers Electronic Arts Inc. and Activision Blizzard Inc. and social networking service provider Facebook Inc. dampened relative performance.

Elsewhere, the timing of the Portfolio’s ownership in shares of health insurance and Medicare/Medicaid provider UnitedHealth Group Inc. held back relative results. The Portfolio’s overweight position in Vulcan Materials Co., a basic materials supplier for the infrastructure and construction industries, also held back relative returns. In addition, the exclusion of shares of aerospace company Boeing Co. and biotechnology firm Amgen Inc., which generated strong performance, detracted from relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST MFS Large-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-10.15%	5.53%	9.73%
Russell 1000® Value Index	-8.27	5.95	10.23
S&P 500 Index	-4.38	8.49	11.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST MFS Large-Cap Value Portfolio returned -10.15%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek capital appreciation.

What were market conditions during the reporting period?

During the reporting period, the US Federal Reserve (the Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. A basis point equals 0.01%. Economic growth rates in the US, eurozone, and Japan remained above trend, despite slowing global growth, particularly toward the end of the period.

Inflation remained contained, outside the US in particular. Late in the period, the European Central Bank (ECB) halted its asset-purchase program but issued guidance that it does not expect to raise interest rates at least until after the summer of 2019. However, a number of central banks did raise rates during the period, including the Bank of England (once) and the Bank of Canada (three times). The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs late in the period as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices, and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside of the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a stock market setback shortly after US markets set record highs in September. It was the second equity market decline during the period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels earlier in the period to valuations more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

What strategies or holdings affected the Portfolio’s performance?

A combination of stock selection and an overweight position in the health care sector boosted the Portfolio’s performance relative to the Russell 1000 Value Index (the Index). Within this sector, overweight positions in medical device maker Medtronic Inc., life sciences supply company Thermo Fisher Scientific Inc., pharmaceutical giant Pfizer Inc., health care equipment manufacturer Danaher Corp., and pharmaceutical and medical products maker Abbott Laboratories aided relative returns. Stock selection in the materials sector also helped relative returns. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST MFS Large-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Elsewhere, not owning shares of diversified industrial conglomerate General Electric Co. and the Portfolio’s position in risk-management and human capital consulting services provider Aon Corp. bolstered relative performance. The exclusion of shares of telecommunication services provider AT&T Corp. also aided relative returns. Additionally, overweight positions in power & natural gas distributor Duke Energy Corp. and global provider of banking and payment technologies Fidelity National Information Services Inc. also supported relative results.

Stock selection in the consumer staples sector detracted from performance relative to the Index. Within this sector, overweight positions in tobacco company Philip Morris International Inc. and global food company General Mills Inc. held back relative returns.

An overweight position in the financials sector further hurt relative results. Within this sector, overweight positions in financial services firms Goldman Sachs & Co. and Wells Fargo & Co., and the exclusion of shares of insurance and investment firm Berkshire Hathaway Inc., hindered relative performance. An underweight position in the utilities sector also weakened relative returns. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period.

Stock selection in the information technology sector further hampered relative performance. Within this sector, the exclusion of shares of network equipment company Cisco Systems Inc. and semiconductor company Intel Corp. weighed on relative results.

Stocks in other sectors that held back relative performance included an overweight position in oil field services company Schlumberger Ltd., an underweight position in telecommunications services provider Verizon Communications Inc., and a position in global security company Northrop Grumman Corp.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-16.44%	3.92%	13.06%
Russell MidCap® Value Index	-12.29	5.44	13.03
Russell MidCap Index	-9.06	6.26	14.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned -16.44%. The Portfolio underperformed both the Russell MidCap Value Index and the Russell MidCap Index.

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell Midcap Value Index (the Index), returned -12.29% during the reporting period. Energy and consumer discretionary were, by far, the year’s worst-performing sectors, declining more than 20% each in the face of falling oil prices and rising interest rates. Given the defensive nature of the market, most sectors within the space declined. Still, communications services and utilities helped protect on the downside. Within the relatively new communications services sector reside Internet software, Internet services, and other consumer-related Internet companies, which continued to grow in 2018, helping to drive positive returns. Investors also flocked to high-dividend-paying utilities during the market correction.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio returned -16.44%. The Portfolio underperformed the Index for the period. An overweighted exposure to securities with lower valuations relative to the benchmark had the largest negative impact. Given both subadvisers’ (Neuberger Berman and LSV Asset Management) value-oriented investment processes, this exposure was in line with the Portfolio’s long-term historical characteristics, which include smaller-capitalization, lower-valuation stocks and an underexposure to price momentum. As in 2017, investors preferred stocks with higher earnings growth during 2018 and were quicker to sell those positions with lower valuations that could have been construed as more speculative.

From a style perspective, the subadvisers’ smaller-cap, higher-beta positioning further detracted from performance in an environment where investors favored relative safety and stability. LSV tends to invest in smaller-capitalization securities, as over time they have been rewarded in this less-efficient marketplace. Furthermore, both subadvisers sought to invest in securities that may be more volatile, especially in the information technology sector, given the greater possibilities for rewards going forward. However, as in 2017, larger-cap stocks with lower volatility outperformed in 2018.

From a sector perspective, the subadvisers overweighted the automobile and components industry, further hurting the Portfolio’s returns. Despite the industry’s lower valuation, it performed poorly in the wake of trade war concerns. Finally, weak asset selection in the industrials and information technology sectors also had a negative impact on the Portfolio’s results, though strong asset selection in the utilities and health care sectors contributed positively, mitigating the Portfolio’s negative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Parametric Emerging Markets Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-14.05%	-0.63%	6.39%
MSCI Emerging Markets Index (GD)	-14.25	2.03	8.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Parametric Emerging Markets Equity Portfolio returned -14.05%. The Portfolio outperformed the MSCI Emerging Markets Index. For the year ended December 31, 2018, the Portfolio’s return included a capital contribution of 0.20%.

The investment objective of the Portfolio is long-term capital appreciation.

What were market conditions during the reporting period?

Emerging market equities experienced a sharp correction in 2018, with the MSCI Emerging Markets Index (the Index) declining 14.25% for the year. Trade war fears grew in severity during 2018, adversely impacting many trade-centric economies. Fears of a currency crisis riled markets throughout the middle of the year, although effects were mostly limited to Turkey and Argentina. Generally, the US dollar (USD) strengthened during the year, resulting in a strong headwind for emerging market equity returns when stated in USD terms. At the country level, Qatar and Peru were the only components of the Index to post positive results in 2018. Turkey declined over 40%, as the country suffered a loss of investor confidence amid political turmoil and a plunge in the Turkish lira. Chinese stocks fell on increasing signs of weakness in the country’s economy.

What strategies or holdings affected the Portfolio’s performance?

The largest contributor to the Portfolio’s performance was its underweight position (i.e., a smaller percentage of securities held in the Portfolio than represented by the Index) in China, as escalations in the US-China trade war and signs of an economic slowdown weighed on the country’s equity markets. Also benefiting the Portfolio was an underweight position in South Korea, where equities suffered from slowing sales in the semiconductor industry as well as the economic weakness in its largest trading partner, China. The inclusion of Kuwait, a non-Index country, also aided relative results. Kuwaiti equities rose in response to a rally in the price of crude oil, along with the MSCI’s announcement to include Kuwait in its emerging markets index in 2019.

The largest detractor from Portfolio performance was the sector-diversification process in Brazil. This was partially due to the resulting overweight position in the information technology sector, which struggled due to payment processor Cielo losing exclusive rights to service Mastercard and Visa transactions in Brazil. An overweight position in Turkey further hurt relative performance. Investors fled the country due to spiraling inflation, a plunging currency, and a government that has acted slowly to resolve these structural problems. An underweight position in India also weighed on relative results, as markets proved resilient on signs of stronger economic growth and increased corporate profits.

Regarding derivatives, the Portfolio used participatory notes to gain exposure to certain countries. These notes are designed to mirror the performance of local shares and not to multiply exposure. They did not affect the Portfolio’s performance during the reporting period. The Portfolio also held insignificant rights and warrants positions, with the impact of these positions on performance being minimal.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST QMA Large-Cap Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-7.15%	7.90%	10.12%
S&P 500 Index	-4.38	8.49	10.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 4/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST QMA Large-Cap Portfolio returned -7.15%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

Throughout 2018, value strategies struggled in the US and around the world. In general, reasonably priced companies with good fundamentals underperformed expensive companies with weak or deteriorating fundamentals, based on the subadviser’s measures. This made it a difficult time for many active managers and a challenging year for QMA’s Quantitative Equity strategies. The lack of consistent payoff to sound fundamentals is likely the result of high levels of uncertainty facing US markets, including the interest rate environment, tariff negotiations, and weak overseas economies, all feeding into slowing profit growth for US companies.

What strategies or holdings affected the Portfolio’s performance?

QMA uses a proprietary stock selection model that analyzes stocks based on metrics that measure a company’s relative value, growth prospects, and quality. In 2018, relative value factors — which include measures such as forward price-to-earnings, price-to-book, and sales-to-price ratios — had negative returns and were the primary drivers of the Portfolio’s underperformance for the reporting period. Growth and quality factors had modest positive returns but not enough to overcome the drag of the valuation factors. This trend was most pronounced in the materials, industrials, and consumer discretionary sectors.

QMA’s portfolio construction process focuses its active positions on the factor exposure and minimizes other risks. For example, the Portfolio looks similar to its benchmark S&P 500 Index (the Index) with respect to industry and sector, and it holds a very diversified portfolio to minimize company-specific risk. Therefore, individual company, sector, and industry exposure did not have a material effect on the Portfolio’s performance relative to the Index.

QMA’s proprietary research and decades of portfolio experience have shown that value, growth, and quality are reliable fundamental factors to help guide investment decisions. These factors are not only intuitive, but their use is also supported by extensive theoretical and empirical research. There are times, however, when market prices become disconnected from these pillars, which can challenge the performance of active strategies. These disconnects typically occur during periods of heightened euphoria and greed, uncertainty and fear, or at turning points when fundamentals change rapidly. The Portfolio’s underperformance stems primarily from the reporting period’s uncertainty and fear. During these times, QMA knows from experience that the most valuable course of action is to remain committed to its investment philosophy. Historically, periods of dislocation are followed by profitable times, since dislocation provides ample opportunity to add future value.

Index futures are used to equitize cash by linking the futures to equities and providing exposure to the benchmark Index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark and therefore had no impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

22

AST Small-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-8.40%	5.89%	13.83%
Russell 2000® Growth Index	-9.31	5.13	13.52
Russell 2000® Index	-11.01	4.41	11.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Small-Cap Growth Portfolio returned -8.40%. The Portfolio outperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek long-term capital growth.

What were market conditions during the reporting period?

For US equities, 2018 was a tumultuous year. Throughout the first nine months, investors witnessed strong results across US markets. Each of the domestic equity indexes finished the third quarter year-to-date in positive territory. However, US markets dramatically reversed course during the fourth quarter, as investor concerns over US-China trade tensions, slowing global growth, and the prospect of future interest rate hikes began to intensify. For the first time since 2008, US markets suffered a bruising year. The broader S&P 500 Index finished the year down over 4%. Meanwhile, the Portfolio’s benchmark, the Russell 2000 Growth Index (the Index), fared worse, ending the period down over 9%. Within the Index, only two sectors, information technology (IT) and consumer staples, delivered positive results. The worst sectors of the Index — energy, materials, and industrials — were more economically sensitive and commodity driven.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio positively navigated the challenging market environment in 2018 through its multi-manager structure and complementary investment styles. The Portfolio allocated assets and net flows between two underlying sleeves: 50% to the Emerald sleeve, which includes valuation sensitivity and a propensity to invest in biotech and pre-profit companies when risk-reward opportunities are presented; and 50% to the UBS sleeve, which favors higher-quality, small-cap companies.

The Portfolio’s stock selection was flat for the year relative to the Index. Stock selection, however, did add value as holdings in the health care equipment & supplies, health care technology, hotels, restaurants, & leisure, diversified consumer services, communications equipment, and IT services sectors outperformed their corresponding benchmarks. However, certain holdings in machinery, professional services, trading companies & distributors, banks, real estate investment trusts, and oil gas & consumable fuels detracted from relative results.

The Portfolio had mixed results in terms of defensive investments and cyclically oriented stocks. Exposure to health care, consumer discretionary, and IT sectors added value, while financials and industrials weighed on results. The Portfolio’s underweight positions (a smaller percentage of securities held in the Portfolio than represented by the Index) in communication services, utilities, and energy detracted during the period.

Stocks held by sector and by industry that added value included health care equipment & supplies firms ABIOMED, Inc. and Tandem Diabetes Care, Inc. as well as hotels, restaurants, & leisure and diversified consumer services companies Planet Fitness, Inc. and Chegg, Inc. In the technology sector, off-benchmark holding Wix.com Ltd. contributed positively to performance.

Stocks that detracted from the Portfolio’s relative performance included machinery company REV Group, Inc., professional services WageWorks, Inc., and banking companies Cadence Bancorp. and Pacific Premier Bancorp. In the energy sector (in the oil gas & consumable fuels industry), off-benchmark holdings Callon Petroleum Co. and Extraction Oil & Gas, Inc. also detracted from performance, as the price of oil declined throughout the year. The Portfolio no longer holds positions in ABIOMED, Inc., REV Group, Inc. and Extraction Oil & Gas, Inc.

Overall, exposure to risk factors had a small negative effect on the Portfolio’s relative performance. The Portfolio’s underweight position in quality investments, which was isolated to biotechnology exposure, detracted. However, all other factors — specifically the Portfolio’s modest exposure to momentum securities, higher-growth stocks, and slightly larger-size companies — contributed positively. The Portfolio’s above-market beta detracted during the closing months of 2018 when the equity market declined.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST Small-Cap Growth Opportunities Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-10.84%	5.45%	12.91%
Russell 2000® Growth Index	-9.31	5.13	13.52
Russell 2000® Index	-11.01	4.41	11.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Small-Cap Growth Opportunities Portfolio returned -10.84%. The Portfolio underperformed the Russell 2000 Growth Index and outperformed the Russell 2000 Index.

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

For US equities, 2018 was a tumultuous year. Throughout the first nine months, investors witnessed strong results across US markets. Each of the domestic equity indexes finished the third quarter year-to-date in positive territory. However, US markets dramatically reversed course during the fourth quarter, as investor concerns over US-China trade tensions, slowing global growth, and the prospect of future interest rate hikes began to intensify. For the first time since 2008, US markets suffered a bruising year. The broader S&P 500 Index finished the year down over 4%. Meanwhile, the Portfolio’s benchmark, the Russell 2000 Growth Index (the Index), fared worse, ending the period down over 9%. Within the Index, only two sectors, information technology (IT) and consumer staples, delivered positive results. The worst sectors of the Index — energy, materials, and industrials — were more economically sensitive and commodity driven.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index for the period. Asset allocation strategies contributed to relative results, while stock selection was negative. Regarding stocks, the Portfolio’s significant gains in the IT sector were not enough to offset losses in the health care, industrials, and financial sectors. Positions in consumer staples and real estate were detrimental to relative results as well. Allocation strategies, primarily the Portfolio’s overweight position in the only two sectors within the Index — IT and consumer staples — that delivered positive results, as well as an underweight position in the struggling industrials sector, contributed to relative results.

The Portfolio’s multiple-subadviser structure benefited investors. The complementary investment processes were able to counter certain economic and stylistic factors that characterized the reporting period. The Portfolio allocated assets and net flows between two underlying sleeves: 60% to the Wellington Management sleeve — which includes a defensive, high-quality investment approach focused on stocks with improving businesses and strong cash flows; and 40% to the Victory Capital Management sleeve — characterized by momentum-driven, higher-earnings growth rates. Victory’s momentum style excelled during the first nine months of the year. However, risk factors reversed toward the end of the year, offsetting a portion of the sleeve’s gains. Wellington’s relatively more defensive approach struggled during the first nine months, but helped temper results during the rocky fourth quarter.

The Portfolio’s multiple risk exposures had a slightly negative impact on relative performance during the full reporting period. Throughout the first nine months of the year, exposure to momentum, beta, and quality investments contributed to results. Similarly, an underweight position (a smaller percentage of securities held in the Portfolio than represented by the Index) to leverage and an overweight position in liquidity helped. However, as markets reversed in the final quarter of the year, exposure to beta and liquidity were detrimental to relative results. For the full reporting period, the Portfolio’s overweight to beta was the largest detractor to results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST Small-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-17.07%	2.99%	10.96%
Russell 2000® Value Index	-12.86	3.61	10.40
Russell 2000® Index	-11.01	4.41	11.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Small-Cap Value Portfolio returned -17.07%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

What were market conditions during the reporting period?

Overall it was a rough year for small-cap stocks and active managers. Investors largely continued to prefer growth investments until the fall of 2018. At the end of the year, however, volatility returned, hitting smaller-capitalization and higher-beta stocks the hardest, while dividend yield and safety returned to favor. Within the Portfolio’s benchmark, the Russell 2000 Value Index (the Index), utilities was the only sector to have a positive, albeit modest, return for the year. Two smaller sectors, health care and communication services, plus Index heavyweight — financials — were the next best places to be, although those areas also posted absolute negative returns. Energy and materials lagged most on both an absolute and relative basis throughout the reporting period.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investments in the energy sector, combined with an underweight position and strong stock selection in materials, contributed most to relative performance versus the Index. However, weak stock selection in the industrial, consumer discretionary, financial, and health care sectors detracted from and dominated relative results. Favoring higher-quality, small-cap stocks with above-average market capitalizations contributed positively to results, while the Portfolio’s greater value and slightly higher-beta biases were headwinds.

Both of the Portfolio’s sleeves underperformed the Index during 2018. The LMCG sleeve, which represented a 40% weight within the Portfolio, underperformed to a lesser degree than the JP Morgan sleeve, which represented a 60% weight in the Portfolio. For the LMCG sleeve, performance relative to the Portfolio’s benchmark was driven primarily by weak selection in the industrial, financial, and consumer discretionary sectors. The materials and energy sectors led relative performance during the period.

The JP Morgan sleeve also detracted from results. Weak stock selection, most notably in the industrial and health care sectors, drove relative performance. Partially offsetting this weakness was stock selection within energy.

Regarding derivatives, the JP Morgan sleeve used equity index futures to gain exposure to equity markets. The small amount of these instruments held in 2018 had no material impact on the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	3.87%	11.79%	17.84%
Russell 1000® Growth Index	-1.51	10.40	15.29
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST T. Rowe Price Large-Cap Growth Portfolio returned 3.87%. The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

What were market conditions during the reporting period?

In 2018, US stocks experienced their worst calendar-year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major US stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory — down at least 20% from recent highs.

Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the Federal Reserve (the Fed) continued its normalization of monetary policy, with four short-term rate hikes in 2018. Expectations that the Fed will raise rates two more times in 2019, along with concerns that corporate earnings growth will slow in 2019 as the tailwinds from the late-2017 tax reform subside, also weighed on stocks.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio delivered positive returns for the reporting period and outperformed the benchmark Russell 1000 Growth Index (the Index), which declined. Stock selection was the primary reason for relative outperformance, though sector weightings also contributed substantially.

Information technology was the largest contributor to relative results, owing to security selection. Shares of Red Hat, Inc. gained as growing demand for hybrid cloud solutions and a record number of large deals fueled top-line growth. Shares traded higher after the announcement that the company would be acquired by International Business Machines Corp. (IBM). Below-benchmark exposure to Apple Inc. bolstered relative performance, as shares sold off due to softer-than-expected demand for the latest iPhone launch, particularly among consumers in China. The Portfolio’s limited position is due to concerns over saturation and elongation of replacement cycles for smart phones. VMware, Inc. benefited from a better overall on-premise IT-spending environment as well as better execution and mix, with broad-based top-line growth across several product categories.

Both stock choices and an underweight in industrials and business services had a positive relative impact due in large part to above-benchmark exposure to Boeing Co., which benefited from continued expansion of operating margins, driven by favorable delivery volume and mix within commercial aircraft and better-than-expected revenue growth from defense and services.

Healthcare also contributed on a relative basis, due to both stock selection and a favorable overweight to this sector. Accelerated growth in the number of global procedures being performed by Intuitive Surgical Inc.’s da Vinci robotic surgical system helped drive shares of the company higher. An overweight to consumer discretionary, together with beneficial security selection, also contributed to relative performance.

In contrast, stock selection in financials was a notable detractor, driven in part by shares of Charles Schwab Corp. and Morgan Stanley. The Portfolio remains overweight in financials, with a particular focus on capital markets firms that T. Rowe Price believes have distinctive company-specific growth opportunities. An overweight to communication services also weighed on relative performance, along with stock choices in consumer staples.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-9.71%	1.28%	7.97%
Russell 1000® Value Index	-8.27	5.95	11.18
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST T. Rowe Price Large-Cap Value Portfolio returned -9.71%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

What were market conditions during the reporting period?

In 2018, US stocks experienced their worst calendar-year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major US stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory — down at least 20% from recent highs.

Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the Federal Reserve (the Fed) continued its normalization of monetary policy, with four short-term rate hikes in 2018. Expectations that the Fed will raise rates two more times in 2019, along with concerns that corporate earnings growth will slow in 2019 as the tailwinds from the late-2017 tax reform subside, also weighed on stocks.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio posted negative results for the reporting period, underperforming its benchmark, the Russell 1000 Value Index (the Index). Stock selection was the primary reason for relative underperformance.

Consumer staples was the largest detractor to relative results, primarily due to stock selection. Tyson Foods Inc. suffered due to the unexpected resignation of its CEO, as well as heightened trade tensions with China driving an increase in the domestic supply of chicken, beef, and pork, which weighed on chicken prices. The Portfolio’s management team typically focuses its efforts in the consumer staples sector on companies with strong brands that are trading at attractive valuations relative to their history.

Utilities also detracted, mainly due to stock choices, and an underweight allocation also had a negative impact. PG&E Corp. faced concerns throughout the period about the level of responsibility it would assume for some of the wildfires that occurred in California.

Real estate was another major detractor, primarily due to stock selection. Weyerhaeuser Co. underperformed the broader real estate sector due to concerns surrounding falling timber prices as well as seasonally lower sales in the company’s real estate segment.

Information technology was the primary contributor, mainly due to stock choices, and an overweight position also had a positive impact. Shares of Microsoft Corp. contributed strongly to the sector’s performance. The Portfolio’s management team’s focus in the information technology sector was on companies that manufacture components used in different end-markets or that have opportunities to transition away from traditional hardware and software products in favor of cloud-based services.

Communication services also contributed to relative performance. Twenty-First Century Fox Inc. benefited from its deal with rival The Walt Disney Co. to purchase some of the company’s assets and from greater optimism that the deal would go through following majority approval from both companies’ shareholders. T. Rowe Price likes Twenty-First Century Fox for its concentrated portfolio of high-quality, “must-see” content, including sports and news programming.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

AST T. Rowe Price Natural Resources Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-16.65%	-3.25%	4.49%
Lipper Global Natural Resources Fund Index	-22.41	-6.25	2.69
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST T. Rowe Price Natural Resources Portfolio returned -16.65%. The Portfolio outperformed the Lipper Global Natural Resources Fund Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

What were market conditions during the reporting period?

It was a challenging year for the natural resources industry, with the Lipper Global Natural Resources Funds Index underperforming the broad market S&P 500 Index for the reporting period. Oil prices remained above T. Rowe Price’s view of mid-cycle prices for most of 2018, but plunged in the fourth quarter. Shares of oil and gas drilling, oil and gas equipment and services, and exploration and production (E&P) companies sold off, as oil prices fell and global trade tensions and a slowdown in emerging-markets economies weighed on the prices of base metals. Investors favored gas and electric utilities during the period of heightened volatility.

What strategies or holdings affected the Portfolio’s performance?

Stock selection and an underweight position in precious metals and minerals contributed the most to relative performance. T. Rowe Price’s focus on high-quality gold mining companies drove relative performance within the industry.

The Portfolio’s overweight in industrial gases also contributed to relative results, as these companies benefited from late-cycle inflation and increased manufacturing capacity utilization. Stock selection in the US oil exploration and production (E&P) sector aided relative results, as a focus on high-quality companies that operate at the lower end of the cost curve enabled T. Rowe Price to avoid several names that lost nearly half their value over the period.

An overweight allocation in specialty chemicals also contributed to relative performance. While raw material costs and currency headwinds were notable concerns during the period, coatings names — which tend to be high-quality companies with diversified end markets — outperformed the broad industry.

Stock selection and an overweight allocation to oil and gas E&P detracted the most from relative performance. Canadian E&P firms improved their well completion techniques. The resulting productivity overwhelmed the existing pipeline infrastructure and swamped the nearest gas hubs with supply, driving prices down. Nearby hubs outside of the productive basins received that gas in addition to gas from the Marcellus region, forcing Canadian producers to consider the costs of transporting their natural gas to more distant destinations at the expense of returns.

Additionally, the Portfolio’s lack of exposure to water utilities hurt, as the group outperformed the broader natural resources industry despite posting a mid-single-digit loss for the year.

T. Rowe Price continues to believe that the global commodities market is in the midst of a long-term, secular down cycle, although likely with periods of cyclical disruption. The broad market appears to be exiting a period of strength that began in late 2017 on catalysts which include the synchronization of US and global economic growth and a moderately weaker US dollar. T. Rowe Price remains committed to its bottom-up stock selection process and philosophy of holding in the Portfolio stocks of a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management.

Regarding derivatives, as of the end of the period, the Portfolio rights generated minimal exposure. These were held at various points during the period. The estimated return impact from employing rights was negligible throughout the period. “Equity rights” is when the holder is given the right to purchase newly issued shares from the corporation at a specified price and in proportion to an already owned equity in order to avoid dilution.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

28

AST Templeton Global Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	2.00%	0.82%	2.68%
FTSE World Government Bond Index	-0.84	0.77	1.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Templeton Global Bond Portfolio returned 2.00%. The Portfolio outperformed the FTSE World Government Bond Index.

The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income.

What were market conditions during the reporting period?

The year began with sharply rising yields in the US and Europe, as reflation sentiment returned to markets. Deregulation efforts and US tax cuts were expected to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German government bond (German bund) yield rose 0.27% during January, reaching its peak for the period at 0.77% on February 2, its highest level since 2015. Markets initially appeared to anticipate upcoming rate adjustments from the European Central Bank (ECB), but those expectations largely disappeared by the summer.

In February, Jerome Powell took over as Federal Reserve (Fed) chairman, replacing Janet Yellen. Powell indicated his intention to continue the glide path of interest rate hikes and balance sheet unwinding. However, by March, the rising yield trends in the US and Europe stalled and moderately reversed. US protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during March, ultimately widening even further over the rest of the year. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.)

In April, reflation sentiments briefly resurfaced, driving the 10-year US Treasury yield above 3% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro. Yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined on flights to quality. Several Latin American countries concurrently saw rising yields, as well as sharp depreciations of their exchange rates on regional volatility.

In mid-June, ECB President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November, and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the US, yields briefly rose in July, as economic activity continued to strengthen. The annualized second-quarter US gross domestic product came in at 4.2%, its highest level since 2014.

In late August, a wave of broad-based risk aversion across emerging markets arrived, driving exchange rates lower against the US dollar. Several perceived safe-haven assets rallied, including US Treasuries. Templeton viewed many of the late-summer sell-offs as fear-driven overreactions that often exceeded the fundamental risks in individual countries. As an asset category, emerging markets debt showed the highest level of undervaluation across the global fixed income markets, in Templeton’s assessment. Templeton also expected select countries with healthier or improving underlying fundamentals to rebound from the heightened volatility.

By mid-September, risk aversion across the emerging markets began to diminish, as several security valuations incrementally stabilized and improved. US Treasury yields rose sharply during the month on expectations the Fed would hike rates at its September 26 meeting. Those trends continued through October, with the 10-year US Treasury reaching its highest yield of the year on November 8 at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year US Treasury yield dropped sharply to finish the year at 2.69%, despite the Fed’s fourth rate hike of the year on December 19.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

29

AST Templeton Global Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising interest rates during much of 2018, before those trends sharply reversed in December. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the US dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. On the whole, long exposure to the US dollar proved positive to performance during the period, as did select positioning in emerging markets.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s positive absolute performance was primarily attributable to currency positions, followed by interest rate strategies. Sovereign credit exposures had a largely neutral effect on absolute results. Among currencies, the Portfolio’s net-negative positions in the euro and the Australian dollar, achieved through the use of currency forward contracts, contributed positively to absolute performance, while its net-negative position in the Japanese yen, also through currency forward contracts, moderately detracted. Currency positions in Latin America and Asia ex-Japan detracted from absolute results (i.e., the Brazilian real, Argentine peso, and Indian rupee detracted, while the Mexican peso contributed positively). The Portfolio maintained a defensive approach regarding interest rates in developed markets while holding duration exposures in select emerging markets. Negative duration exposure to US Treasuries contributed positively to absolute performance, as did duration exposure in Brazil. However, duration exposure in Argentina detracted from absolute return.

The Portfolio’s relative outperformance during the period was primarily attributable to currency positions. Interest rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s underweight positions in the euro and the Australian dollar added to relative performance, while its underweight position in the Japanese yen detracted. Overweight currency positions in Latin America and Asia ex-Japan detracted from relative results (i.e., the Brazilian real, Argentine peso, and Indian rupee detracted, while the Mexican peso contributed positively). Select underweight duration exposures in Europe detracted from relative performance, as did overweight duration exposure in Argentina. However, overweight duration exposure in Brazil contributed positively.

During the period, Templeton positioned the Portfolio for rising US interest rates by maintaining low portfolio duration and using interest rate swaps to gain negative duration exposure to US Treasuries. The Portfolio also continued to seek duration exposures in select emerging markets that offered positive real yields without taking undue interest rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The Portfolio also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro, and Australian dollar as directional views on the currencies and as hedges against a broadly strengthening US dollar. During the period, the Portfolio used currency forward contracts to actively manage currencies. It also used interest rate swaps to tactically manage duration exposures.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

30

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-16.52%	3.90%	12.15%
Russell MidCap® Value Index	-12.29	5.44	13.03
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST WEDGE Capital Mid-Cap Value Portfolio returned -16.52%. The Portfolio underperformed both the Russell MidCap Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

What were market conditions during the reporting period?

Volatility continued in 2018 as the markets assimilated potential slower global growth, trade tensions and the possibility of future rate increases. Mid-cap value stocks trailed mid-cap growth stocks again in 2018. For the year, valuations did not matter as more expensive companies performed better. Simply having a bigger weighting in companies with lower price-to-earnings multiples compared to the benchmark detracted. More defensive segments also performed better, as the utility sector was one of only two sectors with positive performance. Generally, investors demanded defensive growth over more cyclical value, a current characteristic of the Portfolio.

What strategies or holdings affected the Portfolio’s performance?

Within the industrials sector, strong performance from TransDigm Group, Inc. contributed significantly, as the stock surged. Stock selection in financials and real estate also added value for the period.

The Portfolio’s underperformance was driven mainly by negative stock selection in both the energy and utilities sectors. Weatherford International PLC, which provides mechanical solutions and services to the oil and gas industry, was a significant laggard due to both a lack of energy capital expenditures and management’s inability to sell non-productive assets. Weatherford was sold from the Portfolio in the fourth quarter. EQT Corp, a natural gas exploration and production company, also performed poorly, as its mid-stream business spinoff was delayed. Another notable weak performer was PG&E Corp, the regulated California utility, which traded down on news of potential liabilities associated with the 2017 and 2018 wildfires. PG&E Corp was sold from the Portfolio in early January of 2019.

Based on the Portfolio’s average relative weight, healthcare continues to remain the largest overweight sector, followed by basic materials and consumer services. Finance, consumer staples, and information technology are the largest underweight sectors. Versus the benchmark Index, Wedge Capital believes the Mid-Cap Value Portfolio offers better valuation and higher profitability characteristics, as well as lower earnings variability and higher long-term earnings growth potential. Wedge Capital will continue to focus on searching for higher-quality companies that it believes are undervalued due to a period of fear, uncertainty, complexity or change. Wedge Capital believes these companies should, on average, have better margins and returns on capital and benefit its clients over the longer time period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

31

AST Wellington Management Hedged Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-5.00%	3.80%	8.65%
Blended Index	-4.62	4.46	8.21
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Wellington Management Hedged Equity Portfolio returned -5.00%. The Portfolio underperformed both its Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE (GD) Index, and 30% ICE Bank of America Merrill Lynch 3 Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.

What were market conditions during the reporting period?

Global equity markets lost ground during the period, finishing in negative territory. Escalating inflation risks knocked the market rally off course, leading to a sharp correction and a large spike in volatility at the onset of February. Through the late spring and summer, an intensification of trade-war rhetoric, strong US economic data, and a strengthening dollar formed a divergence between markets, as the US broadly outperformed international markets, most notably China and other developing economies. Global equities, including the US, finished the year in a turbulent downtrend, weighed down by the cumulating stress of higher rates, tariff uncertainties, and shifts in political power.

The US government saw such a shift in power when Democrats gained control of the House following November’s midterm elections. US-China trade relations remained especially volatile. By early July, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In Europe, Brexit negotiations progressed after the European Union and Britain reached a deal that set the terms of Britain’s exit from the bloc. In Latin America, Brazil was a notable bright spot in the fourth quarter, as markets rallied after Jair Bolsonaro was elected president.

On the monetary front, the Federal Reserve (the Fed), the Bank of England, and the Bank of Canada raised interest rates. In the US, the Fed raised the federal funds rate four times, bringing it to a range of 2.25-2.50%. The European Central Bank announced that quantitative easing would not continue into 2019, but offered a dovish undertone pledging to keep policy rates unchanged at least through next summer. Central banks globally are concluding multifaceted economic support programs. However, on several occasions throughout the year, the People’s Bank of China lowered the reserve requirement ratio — the amount of cash banks must keep on reserve — in an effort to boost growth.

Global manufacturing purchasing managers indexes fell through the course of the year, signaling moderated growth rates. In the US, unemployment continued to trend downward, ending the year at 3.7%. Oil had approached a four-year high amid global supply uncertainties and strong global growth before plummeting over 25% through the end of the year, as increased production was paired with tepid demand. China’s gross domestic product growth slowed in the third quarter to its lowest level since the first quarter of 2009.

What strategies or holdings affected the Portfolio’s performance?

Strong stock selections in the underlying equity strategy contributed to the Portfolio’s relative performance. Within the equity strategy, stock selections in the financials, industrials, and materials sectors contributed most to relative performance. This was partially offset by weaker selections within the consumer discretionary, energy, and consumer staples sectors. On a regional basis, security selections within North America and emerging markets — particularly in China and India — were strong. These positive results were offset by weaker selections in Japan and Europe — particularly in France and Italy.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

32

AST Wellington Management Hedged Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Sector allocation, a residual of bottom-up stock selection by the underlying managers, detracted from relative performance. An underweight allocation to information technology (IT) and overweight positions — a larger percentage of securities held in the Portfolio than represented by the Index — to the industrials and financials sectors detracted from results. These negative contributions were partially offset by an overweight allocation to the real estate sector and an underweight allocation to the energy sector. From a regional perspective, the Portfolio’s underweight exposure to Japan, overweight exposure to North America, and underweight exposure to Europe were additive. This was partially offset by the Portfolio’s overweight position in emerging markets.

From a style perspective, underweight exposure to some of the more risk-seeking factors — such as beta and volatility — contributed to results, but was partially offset by the Portfolio’s smaller-cap footprint and an underweight position in momentum investments.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark, were in the industrials, financials, and real estate sectors. The Portfolio was most underweight in the IT, communications services, and energy sectors.

Regarding derivatives, the Portfolio’s option risk management strategy, which is designed to mitigate capital losses in periods when equity markets decline, contributed to the Portfolio’s overall performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

33

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (GD) (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofAML 3-Month US Treasury Bill Index (30%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

FTSE World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2018

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Index is an unmanaged market capitalization weighted index representing the smallest 800 companies in the Russell 1000 index.

Russell MidCap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

The Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	5.9%
Samsung Electronics Co. Ltd. (South Korea)	5.6%
Alibaba Group Holding Ltd. (China), ADR	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	3.4%
China Mobile Ltd. (China)	3.0%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Welltower, Inc.	7.7%
UDR, Inc.	7.0%
Essex Property Trust, Inc.	6.8%
Prologis, Inc.	5.6%
Equinix, Inc.	5.2%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Berkshire Hathaway, Inc. (Class B Stock)	3.9%
JPMorgan Chase & Co.	3.4%
Pfizer, Inc.	3.1%
Verizon Communications, Inc.	3.1%
Bank of America Corp.	2.9%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Dollar General Corp.	2.8%
Amphenol Corp. (Class A Stock)	2.6%
Global Payments, Inc.	2.2%
Fiserv, Inc.	2.2%
IDEXX Laboratories, Inc.	2.1%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
ALLETE, Inc.	1.2%
IDACORP, Inc.	1.1%
Chesapeake Lodging Trust	1.1%
Pebblebrook Hotel Trust	1.1%
National Health Investors, Inc.	1.0%

AST Hotchkis & Wiley Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	5.0%
Citigroup, Inc.	4.0%
Hewlett Packard Enterprise Co.	4.0%
Wells Fargo & Co.	3.9%
General Electric Co.	3.4%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Alibaba Group Holding Ltd. (China), ADR	2.8%
Keyence Corp. (Japan)	2.6%
Tencent Holdings Ltd. (China)	2.5%
LVMH Moet Hennessy Louis Vuitton SE (France)	2.0%
Safran SA (France)	1.9%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.7%
Roche Holding AG (Switzerland)	1.6%
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	1.4%
Prudential PLC (United Kingdom)	1.3%
Sanofi (France)	1.2%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Nestle SA (Switzerland)	3.7%
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	3.3%
Novartis AG (Switzerland)	3.0%
Unilever PLC (United Kingdom)	2.7%
Roche Holding AG (Switzerland)	2.5%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.8%
Microsoft Corp.	5.1%
Mastercard, Inc. (Class A Stock)	3.8%
salesforce.com, Inc.	3.8%
Tencent Holdings Ltd. (China)	3.7%

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	6.6%
Visa, Inc. (Class A Stock)	6.4%
Alibaba Group Holding Ltd. (China), ADR	5.1%
Facebook, Inc. (Class A Stock)	5.0%
Oracle Corp.	4.9%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Medtronic PLC	3.0%
Thermo Fisher Scientific, Inc.	3.0%
Visa, Inc. (Class A Stock)	3.0%
Comcast Corp. (Class A Stock)	2.8%
Nestle SA (Switzerland)	2.6%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2018

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	6.7%
Amazon.com, Inc.	6.1%
Visa, Inc. (Class A Stock)	4.7%
Adobe, Inc.	4.2%
Alphabet, Inc. (Class A Stock)	4.2%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.7%
Johnson & Johnson	4.0%
Wells Fargo & Co.	3.1%
Medtronic PLC	2.9%
Accenture PLC (Class A Stock)	2.9%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
KeyCorp	1.7%
Entergy Corp.	1.4%
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1.4%
Molson Coors Brewing Co. (Class B Stock)	1.3%
AerCap Holdings NV (Ireland)	1.3%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Sberbank of Russia PJSC (Russia), ADR	0.7%
Naspers Ltd. (South Africa) (Class N Stock)	0.7%
Credicorp Ltd. (Peru)	0.7%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	0.6%
Gazprom PJSC (Russia), ADR	0.6%

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.7%
Apple, Inc.	3.1%
JPMorgan Chase & Co.	2.6%
Intel Corp.	2.1%
Alphabet, Inc. (Class C Stock)	1.9%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Chegg, Inc.	3.1%
Planet Fitness, Inc. (Class A Stock)	2.2%
Ollie’s Bargain Outlet Holdings, Inc.	1.5%
Mercury Systems, Inc.	1.4%
Steven Madden Ltd.	1.4%

AST Small-Cap Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
MINDBODY, Inc. (Class A Stock)	1.3%
Steven Madden Ltd.	1.2%
Globus Medical, Inc. (Class A Stock)	1.2%
RingCentral, Inc. (Class A Stock)	1.2%
Euronet Worldwide, Inc.	1.1%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
IBERIABANK Corp.	1.4%
Portland General Electric Co.	1.3%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1.1%
IDACORP, Inc.	0.9%
MACOM Technology Solutions Holdings, Inc.	0.9%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	8.3%
Microsoft Corp.	6.5%
Boeing Co. (The)	5.2%
Alphabet, Inc. (Class A Stock)	4.9%
Visa, Inc. (Class A Stock)	4.7%

AST T. Rowe Price Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.6%
Microsoft Corp.	3.4%
Wells Fargo & Co.	3.3%
Pfizer, Inc.	2.9%
TOTAL SA (France), ADR	2.6%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
TOTAL SA (France)	4.8%
Air Products & Chemicals, Inc.	3.0%
Occidental Petroleum Corp.	3.0%
Concho Resources, Inc.	2.7%
EOG Resources, Inc.	2.7%

AST Templeton Global Bond
Country Allocation	(% of Net Assets	)
Brazil	12.3%
Indonesia	10.1%
Mexico	9.3%
South Korea	4.8%
Thailand	4.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2018

AST WEDGE Capital Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Universal Health Services, Inc. (Class B Stock)	4.5%
TransDigm Group, Inc.	4.3%
PG&E Corp.	4.2%
Ally Financial, Inc.	4.0%
Zimmer Biomet Holdings, Inc.	3.7%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
American Tower Corp.	1.8%
Canadian National Railway Co. (Canada)	1.4%
Medtronic PLC	1.3%
Bristol-Myers Squibb Co.	1.3%
Chubb Ltd.	1.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$877.50	1.31%	$6.20
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$939.50	1.06%	$5.18
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$934.30	0.80%	$3.90
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$920.40	0.98%	$4.74
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$845.50	1.03%	$4.79
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST Hotchkis & Wiley Large-Cap Value Portfolio	Actual	$1,000.00	$858.80	0.83%	$3.89
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

AST International Growth Portfolio	Actual	$1,000.00	$851.50	1.09%	$5.09
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST International Value Portfolio	Actual	$1,000.00	$879.00	1.11%	$5.26
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$867.90	1.02%	$4.80
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$887.80	0.99%	$4.71
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$941.20	0.91%	$4.45
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2018

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST MFS Global Equity Portfolio	Actual	$1,000.00	$924.30	1.11%	$5.38
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST MFS Growth Portfolio	Actual	$1,000.00	$910.90	0.97%	$4.67
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$934.30	0.93%	$4.53
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$837.70	0.99%	$4.59
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$930.40	1.45%	$7.06
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.37

AST QMA Large-Cap Portfolio	Actual	$1,000.00	$908.90	0.81%	$3.90
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST Small-Cap Growth Portfolio	Actual	$1,000.00	$825.80	0.99%	$4.56
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$809.90	1.05%	$4.79
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Small-Cap Value Portfolio	Actual	$1,000.00	$804.30	1.06%	$4.82
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$928.00	0.90%	$4.37
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST T. Rowe Price Large-Cap Value Portfolio	Actual	$1,000.00	$913.20	0.89%	$4.29
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$823.50	1.02%	$4.69
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Templeton Global Bond Portfolio	Actual	$1,000.00	$1,037.00	0.93%	$4.77
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST WEDGE Capital Mid-Cap Value Portfolio	Actual	$1,000.00	$842.90	1.06%	$4.92
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$948.20	1.06%	$5.21
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 94.4%
COMMON STOCKS — 94.4%	Shares	Value
Brazil — 0.3%
Embraer SA, ADR	6,402	$141,676
Fibria Celulose SA	9,200	160,464
Sul America SA, UTS	9,199	67,881
Vale SA, ADR	656	8,653

		378,674

Chile — 1.7%
Banco de Chile	6,547,494	935,613
Banco de Credito e Inversiones SA	1,347	87,506
Banco Santander Chile, ADR(a)	22,868	683,753
Empresas CMPC SA	122,383	389,033
Empresas COPEC SA	34,989	419,858

		2,515,763

China — 35.3%
58.com, Inc., ADR*	2,792	151,354
Agricultural Bank of China Ltd. (Class H Stock)	613,000	268,252
Agricultural Bank of China Ltd. (Class A Stock)	496,100	260,208
Alibaba Group Holding Ltd., ADR*(a)	37,976	5,205,371
Alibaba Health Information Technology Ltd.*	130,000	105,136
ANTA Sports Products Ltd.	200,000	961,693
Autohome, Inc., ADR(a)	2,630	205,745
Baidu, Inc., ADR*	8,198	1,300,203
Bank of China Ltd. (Class H Stock)	2,035,000	875,123
Bank of China Ltd. (Class A Stock)	101,600	53,458
China Communications Services Corp. Ltd. (Class H Stock)	790,000	652,821
China Construction Bank Corp. (Class H Stock)	4,504,000	3,718,366
China Evergrande Group	129,000	381,563
China Longyuan Power Group Corp. Ltd. (Class H Stock)	249,000	169,422
China Medical System Holdings Ltd.	350,000	326,118
China Mobile Ltd.	464,000	4,463,773
China National Building Material Co. Ltd. (Class H Stock)	392,000	267,667
China Overseas Land & Investment Ltd.	230,000	790,133
China Petroleum & Chemical Corp. (Class H Stock)	2,718,000	1,934,207
China Petroleum & Chemical Corp. (Class A Stock)	167,900	123,780
China Resources Cement Holdings Ltd.	1,084,000	975,129
China Resources Gas Group Ltd.	182,000	719,574
China Resources Land Ltd.	166,000	634,970
China Resources Pharmaceutical Group Ltd., 144A	181,500	236,020
China Resources Power Holdings Co. Ltd.	46,000	88,477
China Shenhua Energy Co. Ltd. (Class H Stock)	46,000	100,483
China Taiping Insurance Holdings Co. Ltd.	21,400	58,426
China Tower Corp. Ltd. (Class H Stock), 144A*	1,082,000	204,693
China Unicom Hong Kong Ltd.	186,000	197,012
China Vanke Co. Ltd. (Class H Stock)	175,800	596,641

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Yangtze Power Co. Ltd. (Class A Stock)	171,697	$397,121
CNOOC Ltd.	1,212,000	1,864,537
Country Garden Holdings Co. Ltd.	462,000	556,579
CSPC Pharmaceutical Group Ltd.	974,000	1,388,178
Ctrip.com International Ltd., ADR*	16,487	446,138
ENN Energy Holdings Ltd.	84,200	745,015
Far East Horizon Ltd.	48,000	48,533
Guangdong Investment Ltd.	664,000	1,283,089
Haitian International Holdings Ltd.	150,000	289,532
Huaneng Renewables Corp. Ltd. (Class H Stock)	302,000	80,416
Huazhu Group Ltd., ADR	6,249	178,909
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,420,000	1,727,181
Industrial & Commercial Bank of China Ltd. (Class A Stock)	168,800	130,419
JD.com, Inc., ADR*	23,952	501,315
Kingsoft Corp. Ltd.	72,000	103,694
Longfor Group Holdings Ltd.	23,500	69,508
Momo, Inc., ADR*	5,244	124,545
NetEase, Inc., ADR	2,235	526,052
New Oriental Education & Technology Group, Inc., ADR*	5,338	292,576
PetroChina Co. Ltd. (Class H Stock)	1,584,000	983,016
PICC Property & Casualty Co. Ltd. (Class H Stock)	960,000	980,569
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	212,000	170,689
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	29,600	60,234
Shimao Property Holdings Ltd.	23,000	61,374
SINA Corp.*	2,518	135,066
Sinopec Engineering Group Co. Ltd. (Class H Stock)	253,500	208,407
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	342,000	148,847
Sinopharm Group Co. Ltd. (Class H Stock)	76,800	322,512
Sinotruk Hong Kong Ltd.	297,500	448,392
Sunac China Holdings Ltd.	103,000	333,350
TAL Education Group, ADR*	10,080	268,934
Tencent Holdings Ltd.	216,300	8,657,657
Tingyi Cayman Islands Holding Corp.	354,000	473,021
Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	45,000	59,075
Towngas China Co. Ltd.*	18,000	13,352
Uni-President China Holdings Ltd.	1,104,000	959,064
Vipshop Holdings Ltd., ADS*	13,092	71,482
Weibo Corp., ADR*	2,385	139,356
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	82,000	66,021
Yum China Holdings, Inc.	12,172	408,127
YY, Inc., ADR*	2,101	125,766
Zijin Mining Group Co. Ltd. (Class H Stock)	676,000	257,162

		52,130,628

Hong Kong — 1.2%
Haier Electronics Group Co. Ltd.*	47,000	115,534
Kingboard Laminates Holdings Ltd.	224,000	185,290

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hong Kong (continued)
Sino Biopharmaceutical Ltd.	1,627,000	$1,066,687
SSY Group Ltd.	460,000	340,435

		1,707,946

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	33,931	373,722
OTP Bank Nyrt	8,933	360,643

		734,365

India — 3.1%
Dr. Reddy’s Laboratories Ltd., ADR	12,873	485,312
ICICI Bank Ltd., ADR	81,343	837,019
Infosys Ltd., ADR(a)	256,185	2,438,881
Reliance Industries Ltd., GDR, 144A	4,641	147,856
Vedanta Ltd., ADR	30,211	348,635
Wipro Ltd., ADR(a)	66,399	340,627

		4,598,330

Indonesia — 2.6%
Adaro Energy Tbk PT	10,150,600	858,112
Bank Central Asia Tbk PT	113,500	205,327
Bank Mandiri Persero Tbk PT	163,000	83,755
Bank Negara Indonesia Persero Tbk PT	1,679,500	1,028,252
Bank Rakyat Indonesia Persero Tbk PT	2,322,000	592,986
Indah Kiat Pulp & Paper Corp. Tbk PT	146,100	117,510
Perusahaan Gas Negara Persero Tbk	414,600	62,347
United Tractors Tbk PT	479,700	914,917

		3,863,206

Malaysia — 5.0%
AirAsia Group Bhd	739,202	532,803
Dialog Group Bhd	695,800	522,543
Fraser & Neave Holdings Bhd	22,600	183,133
Genting Bhd	68,800	101,596
Genting Malaysia Bhd	61,700	45,098
Hartalega Holdings Bhd	540,000	802,020
Hong Leong Bank Bhd	54,300	267,454
Malayan Banking Bhd	517,700	1,189,073
Malaysia Airports Holdings Bhd	94,500	191,300
Nestle Malaysia Bhd	1,400	49,873
Petronas Chemicals Group Bhd	607,200	1,363,739
Petronas Dagangan Bhd	49,600	317,706
PPB Group Bhd	14,500	61,650
Public Bank Bhd	130,700	782,688
Sime Darby Bhd	472,200	273,633
Top Glove Corp. Bhd	468,900	634,670

		7,318,979

Mexico — 1.7%
Alfa SAB de CV (Class A Stock)	354,125	421,488
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	18,094	111,459
Fibra Uno Administracion SA de CV, REIT	178,600	198,578
Mexichem SAB de CV	410,200	1,041,795
Wal-Mart de Mexico SAB de CV	319,300	812,071

		2,585,391

Peru — 0.6%
Credicorp Ltd.	3,004	665,897

COMMON STOCKS (continued)	Shares	Value
Peru (continued)
Southern Copper Corp.	6,044	$185,974

		851,871

Philippines — 0.6%
Ayala Corp.	7,115	121,768
Ayala Land, Inc.	186,400	144,068
BDO Unibank, Inc.	27,460	68,373
International Container Terminal Services, Inc.	95,210	180,662
Metro Pacific Investments Corp.	1,767,000	156,516
SM Prime Holdings, Inc.	222,500	151,597

		822,984

Poland — 1.3%
Alior Bank SA*	5,799	82,563
Jastrzebska Spolka Weglowa SA*	36,916	665,355
LPP SA	216	453,954
PGE Polska Grupa Energetyczna SA*	48,389	129,584
Polski Koncern Naftowy ORLEN SA	14,233	412,542
Polskie Gornictwo Naftowe i Gazownictwo SA	115,169	212,991

		1,956,989

Qatar — 0.8%
Industries Qatar QSC	3,297	120,885
Qatar Islamic Bank SAQ	626	26,087
Qatar National Bank QPSC	19,181	1,025,622

		1,172,594

Romania — 0.1%
NEPI Rockcastle PLC	16,618	130,304

Russia — 2.8%
Gazprom PJSC, ADR	161,811	709,897
LUKOIL PJSC, ADR	13,240	951,363
Mobile TeleSystems PJSC, ADR(a)	42,373	296,611
Novatek PJSC, GDR	3,280	560,879
Novolipetsk Steel PJSC, GDR	9,463	211,973
Rosneft Oil Co. PJSC, GDR	39,709	244,854
Severstal PJSC, GDR	60,828	831,076
Surgutneftegas PJSC, ADR	53,495	203,281
Tatneft PJSC, ADR	2,133	134,425

		4,144,359

South Africa — 1.6%
Anglo American Platinum Ltd.	3,878	144,984
Gold Fields Ltd., ADR	160,921	566,442
Growthpoint Properties Ltd., REIT	422,250	683,306
MMI Holdings Ltd.*	35,874	42,662
Pick’n Pay Stores Ltd.	18,005	84,802
Redefine Properties Ltd., REIT	195,025	131,069
Remgro Ltd.	20,354	275,442
Truworths International Ltd.	75,358	460,546

		2,389,253

South Korea — 16.4%
Celltrion, Inc.*	422	84,269
Daelim Industrial Co. Ltd.*	11,574	1,064,940
DB Insurance Co. Ltd.	4,873	307,044
DGB Financial Group, Inc.	5,506	41,003
Doosan Bobcat, Inc.	1,809	51,131

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
GS Engineering & Construction Corp.	2,660	$104,201
Hana Financial Group, Inc.	33,657	1,093,611
Hotel Shilla Co. Ltd.	2,336	159,832
Hyundai Department Store Co. Ltd.	2,995	242,495
Hyundai Engineering & Construction Co. Ltd.	19,613	960,832
Hyundai Marine & Fire Insurance Co. Ltd.*	7,420	273,068
KCC Corp.	200	55,243
Korea Investment Holdings Co. Ltd.	17,514	933,490
KT Corp., ADR*	53,170	756,077
Kumho Petrochemical Co. Ltd.	12,545	981,130
LG Corp.	781	48,905
Lotte Shopping Co. Ltd.	3,136	592,375
Medy-Tox, Inc.	1,607	835,135
POSCO	8,108	1,768,627
Posco Daewoo Corp.	16,692	272,233
Samsung Electronics Co. Ltd.	238,715	8,270,031
Samsung Engineering Co. Ltd.*	12,359	194,282
Samsung Fire & Marine Insurance Co. Ltd.*	2,408	579,598
Samsung SDS Co. Ltd.	6,187	1,129,260
SK Hynix, Inc.*	40,743	2,207,254
SK Innovation Co. Ltd.	4,754	762,658
SK Telecom Co. Ltd.	416	100,523
ViroMed Co. Ltd.*	391	89,390
Yuhan Corp.	1,130	207,051

		24,165,688

Taiwan — 14.3%
Acer, Inc.*	307,000	195,017
Asia Cement Corp.	111,000	122,680
Catcher Technology Co. Ltd.	85,000	621,402
Cathay Financial Holding Co. Ltd.	188,000	287,318
Chang Hwa Commercial Bank Ltd.	305,000	170,370
China Airlines Ltd.	600,000	214,887
China Development Financial Holding Corp.	1,513,000	479,288
China Life Insurance Co. Ltd.	816,301	739,723
CTBC Financial Holding Co. Ltd.	1,846,236	1,212,510
E.Sun Financial Holding Co. Ltd.	2,371,575	1,552,477
Eva Airways Corp.	424,200	218,162
Far Eastern New Century Corp.	337,000	305,618
First Financial Holding Co. Ltd.	1,943,032	1,264,451
Formosa Chemicals & Fibre Corp.	296,000	1,010,025
Formosa Plastics Corp.	143,000	469,468
Globalwafers Co. Ltd.	23,000	211,491
Hua Nan Financial Holdings Co. Ltd.	488,454	277,987
Nanya Technology Corp.	278,000	500,255
Novatek Microelectronics Corp.	26,000	120,542
President Chain Store Corp.	164,000	1,656,166
Shin Kong Financial Holding Co. Ltd.	1,965,909	573,192
SinoPac Financial Holdings Co. Ltd.	867,000	290,412
Synnex Technology International Corp.	222,000	262,702
Taishin Financial Holding Co. Ltd.	161,777	68,680
Taiwan Business Bank	2,086,000	703,039
Taiwan Cement Corp.	128,000	148,356
Taiwan Cooperative Financial Holding Co. Ltd.	689,780	395,908
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	134,939	4,980,599
Uni-President Enterprises Corp.	532,000	1,205,137

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Walsin Technology Corp.	29,000	$146,888
Yageo Corp.	11,000	115,042
Zhen Ding Technology Holding Ltd.	208,000	544,525

		21,064,317

Thailand — 3.7%
Bangkok Bank PCL, NVDR	27,900	174,269
Bangkok Dusit Medical Services PCL, NVDR	1,384,300	1,054,816
Bumrungrad Hospital PCL, NVDR	55,700	320,800
Home Product Center PCL, NVDR	633,800	295,847
IRPC PCL, NVDR	373,500	66,176
Krung Thai Bank PCL, NVDR	286,300	169,158
PTT Exploration & Production PCL, NVDR	126,000	444,523
PTT Global Chemical PCL, NVDR	286,800	628,890
PTT PCL, NVDR	958,000	1,372,517
Siam Commercial Bank PCL (The)	10,400	42,774
Thai Oil PCL, NVDR	430,600	878,456

		5,448,226

Turkey — 0.3%
Eregli Demir ve Celik Fabrikalari TAS	48,680	66,460
TAV Havalimanlari Holding A/S	72,179	326,903
Turk Hava Yollari AO*	17,606	53,474

		446,837

United Arab Emirates — 0.3%
Emaar Properties PJSC	60,863	68,425
Emirates Telecommunications Group Co. PJSC	43,092	199,047
First Abu Dhabi Bank PJSC	50,824	195,316

		462,788

United Kingdom — 0.2%
Mondi Ltd.	16,338	351,740

TOTAL COMMON STOCKS (cost $152,316,605)		139,241,232

	Units

RIGHTS* — 0.0%
Taiwan
Eva Airways Corp, expiring 01/18/19 (cost $0)	23,232	2,122

TOTAL LONG-TERM INVESTMENTS (cost $152,316,605)		139,243,354

	Shares

SHORT-TERM INVESTMENTS — 9.7%
AFFILIATED MUTUAL FUNDS — 9.7%
PGIM Core Ultra Short Bond Fund(w)	7,356,374	7,356,374
PGIM Institutional Money Market Fund (cost $7,015,650; includes $7,001,977 of cash collateral for securities on loan)(b)(w)	7,016,190	7,015,488

TOTAL AFFILIATED MUTUAL FUNDS (cost $14,372,024)		14,371,862

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value
UNAFFILIATED FUND — 0.0%
Goldman Sachs Financial Square Funds — Treasury Instruments Fund (cost $1,190)	1,190	$1,190

TOTAL SHORT-TERM INVESTMENTS (cost $14,373,214)		14,373,052

TOTAL INVESTMENTS — 104.1% (cost $166,689,819)		153,616,406
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.1)%		(6,039,391)

NET ASSETS — 100.0%		$147,577,015

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,782,783; cash collateral of $7,001,977 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
141	Mini MSCI Emerging Markets Index	Mar. 2019	$6,815,940	$(94,098)

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/20/19	Citibank NA	BRL	7,888	$2,013,152	$2,023,140	$9,988	$—
Expiring 03/20/19	Citibank NA	BRL	7,888	2,025,144	2,023,140	—	(2,004)
Expiring 03/20/19	Citibank NA	BRL	7,888	2,036,332	2,023,140	—	(13,192)
Expiring 03/20/19	Citibank NA	BRL	7,888	2,068,697	2,023,140	—	(45,557)
Expiring 03/20/19	Citibank NA	BRL	4,800	1,218,016	1,231,198	13,182	—
Expiring 03/20/19	Citibank NA	BRL	3,541	909,188	908,265	—	(923)
Expiring 03/20/19	Citibank NA	BRL	2,700	692,499	692,549	50	—
Expiring 03/20/19	Citibank NA	BRL	1,019	258,132	261,373	3,241	—
Expiring 03/20/19	Citibank NA	BRL	6	1,588	1,539	—	(49)
Chilean Peso,
Expiring 03/20/19	Citibank NA	CLP	320,000	478,008	461,477	—	(16,531)
Expiring 03/20/19	Citibank NA	CLP	230,000	340,371	331,687	—	(8,684)
Expiring 03/20/19	Citibank NA	CLP	119,177	176,826	171,867	—	(4,959)
Expiring 03/20/19	Citibank NA	CLP	60,000	88,955	86,527	—	(2,428)
Expiring 03/20/19	Citibank NA	CLP	24,442	35,178	35,248	70	—
Chinese Renminbi,
Expiring 03/20/19	Citibank NA	CNH	8,034	1,164,500	1,169,477	4,977	—
Expiring 03/20/19	Citibank NA	CNH	5,200	753,829	756,943	3,114	—
Expiring 03/20/19	Citibank NA	CNH	4,763	688,964	693,331	4,367	—
Expiring 03/20/19	Citibank NA	CNH	3,300	477,447	480,368	2,921	—
Expiring 03/20/19	Citibank NA	CNH	2,100	301,801	305,688	3,887	—
Expiring 03/20/19	Citibank NA	CNH	1,900	276,460	276,575	115	—
Expiring 03/20/19	Citibank NA	CNH	1,600	232,458	232,905	447	—
Expiring 03/20/19	Citibank NA	CNH	1,200	173,816	174,679	863	—
Expiring 03/20/19	Citibank NA	CNH	900	130,483	131,010	527	—
Expiring 03/20/19	Citibank NA	CNH	800	114,992	116,453	1,461	—
Expiring 03/20/19	Citibank NA	CNH	500	71,834	72,783	949	—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi (continued),
Expiring 03/20/19	Citibank NA	CNH	500	$72,541	$72,783	$242	$—
Expiring 03/20/19	Citibank NA	CNH	400	58,006	58,226	220	—
Expiring 03/20/19	Citibank NA	CNH	300	43,062	43,669	607	—
Expiring 03/20/19	Citibank NA	CNH	7	1,010	1,019	9	—
Colombian Peso,
Expiring 03/20/19	Citibank NA	COP	2,820,000	865,319	865,073	—	(246)
Expiring 03/20/19	Citibank NA	COP	45,631	13,876	13,998	122	—
Czech Koruna,
Expiring 03/20/19	Citibank NA	CZK	147	6,499	6,560	61	—
Euro,
Expiring 03/20/19	Citibank NA	EUR	48	54,900	55,366	466	—
Expiring 03/20/19	Citibank NA	EUR	48	55,055	55,366	311	—
Expiring 03/20/19	Citibank NA	EUR	24	27,347	27,683	336	—
Expiring 03/20/19	Citibank NA	EUR	24	27,442	27,683	241	—
Expiring 03/20/19	Citibank NA	EUR	24	27,465	27,683	218	—
Expiring 03/20/19	Citibank NA	EUR	24	27,531	27,683	152	—
Expiring 03/20/19	Citibank NA	EUR	24	27,538	27,683	145	—
Expiring 03/20/19	Citibank NA	EUR	24	27,548	27,683	135	—
Expiring 03/20/19	Citibank NA	EUR	24	27,559	27,683	124	—
Expiring 03/20/19	Citibank NA	EUR	24	27,581	27,683	102	—
Expiring 03/20/19	Citibank NA	EUR	24	27,593	27,683	90	—
Expiring 03/20/19	Citibank NA	EUR	24	27,673	27,683	10	—
Expiring 03/20/19	Citibank NA	EUR	24	27,714	27,683	—	(31)
Expiring 03/20/19	Citibank NA	EUR	20	23,006	23,069	63	—
Expiring 03/20/19	Citibank NA	EUR	10	11,438	11,535	97	—
Expiring 03/20/19	Citibank NA	EUR	10	11,467	11,535	68	—
Expiring 03/20/19	Citibank NA	EUR	10	11,474	11,535	61	—
Hungarian Forint,
Expiring 03/20/19	Citibank NA	HUF	200,662	713,342	720,106	6,764	—
Expiring 03/20/19	Citibank NA	HUF	8,104	28,790	29,083	293	—
Expiring 03/20/19	Citibank NA	HUF	2,869	10,240	10,296	56	—
Indian Rupee,
Expiring 03/20/19	Citibank NA	INR	254,892	3,525,807	3,619,659	93,852	—
Expiring 03/20/19	Citibank NA	INR	254,892	3,551,267	3,619,659	68,392	—
Expiring 03/20/19	Citibank NA	INR	254,892	3,558,557	3,619,659	61,102	—
Expiring 03/20/19	Citibank NA	INR	254,892	3,571,766	3,619,659	47,893	—
Expiring 03/20/19	Citibank NA	INR	128,000	1,774,859	1,817,700	42,841	—
Expiring 03/20/19	Citibank NA	INR	69,000	967,034	979,853	12,819	—
Expiring 03/20/19	Citibank NA	INR	56,000	779,763	795,244	15,481	—
Expiring 03/20/19	Citibank NA	INR	51,000	715,250	724,240	8,990	—
Expiring 03/20/19	Citibank NA	INR	35,000	489,179	497,027	7,848	—
Expiring 03/20/19	Citibank NA	INR	35,000	492,873	497,027	4,154	—
Expiring 03/20/19	Citibank NA	INR	26,000	367,206	369,220	2,014	—
Expiring 03/20/19	Citibank NA	INR	25,000	348,461	355,019	6,558	—
Expiring 03/20/19	Citibank NA	INR	22,000	308,109	312,417	4,308	—
Expiring 03/20/19	Citibank NA	INR	20,525	289,839	291,471	1,632	—
Expiring 03/20/19	Citibank NA	INR	20,000	283,501	284,016	515	—
Expiring 03/20/19	Citibank NA	INR	18,091	251,181	256,906	5,725	—
Expiring 03/20/19	Citibank NA	INR	8,000	109,642	113,606	3,964	—
Expiring 03/20/19	Citibank NA	INR	3,000	41,057	42,603	1,546	—
Indonesian Rupiah,
Expiring 03/20/19	Citibank NA	IDR	4,100,000	277,245	282,634	5,389	—

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah (continued),
Expiring 03/20/19	Citibank NA	IDR	4,000,000	$269,271	$275,740	$6,469	$—
Expiring 03/20/19	Citibank NA	IDR	3,900,000	270,487	268,847	—	(1,640)
Expiring 03/20/19	Citibank NA	IDR	3,700,000	251,317	255,060	3,743	—
Expiring 03/20/19	Citibank NA	IDR	3,700,000	251,326	255,059	3,733	—
Expiring 03/20/19	Citibank NA	IDR	3,600,000	248,089	248,166	77	—
Expiring 03/20/19	Citibank NA	IDR	3,600,000	248,757	248,166	—	(591)
Expiring 03/20/19	Citibank NA	IDR	3,500,000	238,218	241,273	3,055	—
Expiring 03/20/19	Citibank NA	IDR	3,300,000	223,912	227,486	3,574	—
Expiring 03/20/19	Citibank NA	IDR	3,000,000	202,662	206,805	4,143	—
Expiring 03/20/19	Citibank NA	IDR	2,923,714	198,690	201,546	2,856	—
Expiring 03/20/19	Citibank NA	IDR	2,500,000	168,238	172,338	4,100	—
Expiring 03/20/19	Citibank NA	IDR	2,200,000	151,350	151,657	307	—
Expiring 03/20/19	Citibank NA	IDR	960,903	65,330	66,240	910	—
Expiring 03/20/19	Citibank NA	IDR	582,588	39,634	40,160	526	—
Israeli Shekel,
Expiring 03/20/19	Citibank NA	ILS	515	139,122	138,588	—	(534)
Expiring 03/20/19	Citibank NA	ILS	515	139,518	138,588	—	(930)
Expiring 03/20/19	Citibank NA	ILS	515	139,817	138,588	—	(1,229)
Expiring 03/20/19	Citibank NA	ILS	515	140,060	138,588	—	(1,472)
Mexican Peso,
Expiring 03/20/19	Citibank NA	MXN	47,800	2,337,985	2,402,324	64,339	—
Expiring 03/20/19	Citibank NA	MXN	41,200	1,994,481	2,070,623	76,142	—
Expiring 03/20/19	Citibank NA	MXN	24,200	1,216,543	1,216,239	—	(304)
Expiring 03/20/19	Citibank NA	MXN	19,200	917,650	964,969	47,319	—
Expiring 03/20/19	Citibank NA	MXN	19,200	918,343	964,970	46,627	—
Expiring 03/20/19	Citibank NA	MXN	19,200	921,018	964,970	43,952	—
Expiring 03/20/19	Citibank NA	MXN	19,200	921,413	964,970	43,557	—
Expiring 03/20/19	Citibank NA	MXN	19,200	922,817	964,970	42,153	—
Expiring 03/20/19	Citibank NA	MXN	19,200	923,224	964,970	41,746	—
Expiring 03/20/19	Citibank NA	MXN	19,200	927,110	964,969	37,859	—
Expiring 03/20/19	Citibank NA	MXN	19,200	928,896	964,969	36,073	—
Expiring 03/20/19	Citibank NA	MXN	19,200	931,683	964,970	33,287	—
Expiring 03/20/19	Citibank NA	MXN	19,200	932,215	964,970	32,755	—
Expiring 03/20/19	Citibank NA	MXN	19,200	934,091	964,970	30,879	—
Expiring 03/20/19	Citibank NA	MXN	19,200	934,611	964,969	30,358	—
Expiring 03/20/19	Citibank NA	MXN	19,200	935,434	964,970	29,536	—
Expiring 03/20/19	Citibank NA	MXN	13,400	658,004	673,455	15,451	—
Expiring 03/20/19	Citibank NA	MXN	13,209	641,685	663,856	22,171	—
Expiring 03/20/19	Citibank NA	MXN	5,152	255,908	258,929	3,021	—
Expiring 03/20/19	Citibank NA	MXN	1,589	78,939	79,860	921	—
Expiring 03/20/19	Citibank NA	MXN	502	24,318	25,229	911	—
Expiring 03/20/19	Citibank NA	MXN	95	4,573	4,774	201	—
Expiring 03/20/19	Citibank NA	MXN	42	2,032	2,111	79	—
New Taiwanese Dollar,
Expiring 03/20/19	Citibank NA	TWD	30,315	993,215	992,793	—	(422)
Expiring 03/20/19	Citibank NA	TWD	12,482	408,805	408,776	—	(29)
Expiring 03/20/19	Citibank NA	TWD	295	9,610	9,661	51	—
Peruvian Nuevo Sol,
Expiring 03/20/19	Citibank NA	PEN	100	29,492	29,607	115	—
Expiring 03/20/19	Citibank NA	PEN	100	29,547	29,606	59	—
Expiring 03/20/19	Citibank NA	PEN	100	29,610	29,607	—	(3)
Expiring 03/20/19	Citibank NA	PEN	100	29,621	29,607	—	(14)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Peruvian Nuevo Sol (continued),
Expiring 03/20/19	Citibank NA	PEN	50	$14,771	$14,803	$32	$—
Expiring 03/20/19	Citibank NA	PEN	20	5,907	5,922	15	—
Philippine Peso,
Expiring 03/20/19	Citibank NA	PHP	63,000	1,174,394	1,190,450	16,056	—
Expiring 03/20/19	Citibank NA	PHP	47,000	890,830	888,114	—	(2,716)
Expiring 03/20/19	Citibank NA	PHP	39,000	741,117	736,945	—	(4,172)
Expiring 03/20/19	Citibank NA	PHP	20,000	379,701	377,921	—	(1,780)
Expiring 03/20/19	Citibank NA	PHP	18,000	339,320	340,129	809	—
Expiring 03/20/19	Citibank NA	PHP	18,000	340,137	340,128	—	(9)
Expiring 03/20/19	Citibank NA	PHP	18,000	340,835	340,129	—	(706)
Expiring 03/20/19	Citibank NA	PHP	16,000	301,902	302,336	434	—
Expiring 03/20/19	Citibank NA	PHP	5,000	94,442	94,480	38	—
Expiring 03/20/19	Citibank NA	PHP	1,634	30,804	30,876	72	—
Polish Zloty,
Expiring 03/20/19	Citibank NA	PLN	2,479	653,160	663,706	10,546	—
Expiring 03/20/19	Citibank NA	PLN	2,479	656,603	663,706	7,103	—
Expiring 03/20/19	Citibank NA	PLN	2,479	657,615	663,706	6,091	—
Expiring 03/20/19	Citibank NA	PLN	2,479	657,643	663,706	6,063	—
Expiring 03/20/19	Citibank NA	PLN	2,479	658,521	663,706	5,185	—
Expiring 03/20/19	Citibank NA	PLN	2,479	658,652	663,706	5,054	—
Expiring 03/20/19	Citibank NA	PLN	2,479	658,854	663,706	4,852	—
Expiring 03/20/19	Citibank NA	PLN	2,479	659,390	663,706	4,316	—
Expiring 03/20/19	Citibank NA	PLN	1,549	412,416	414,695	2,279	—
Expiring 03/20/19	Citibank NA	PLN	1,500	397,628	401,577	3,949	—
Expiring 03/20/19	Citibank NA	PLN	152	40,510	40,693	183	—
Expiring 03/20/19	Citibank NA	PLN	7	1,858	1,874	16	—
Russian Ruble,
Expiring 03/20/19	Citibank NA	RUB	145,650	2,147,328	2,068,547	—	(78,781)
Expiring 03/20/19	Citibank NA	RUB	145,650	2,147,835	2,068,547	—	(79,288)
Expiring 03/20/19	Citibank NA	RUB	145,650	2,154,838	2,068,547	—	(86,291)
Expiring 03/20/19	Citibank NA	RUB	145,650	2,161,461	2,068,547	—	(92,914)
Expiring 03/20/19	Citibank NA	RUB	8,204	117,802	116,515	—	(1,287)
Expiring 03/20/19	Citibank NA	RUB	6,586	98,356	93,536	—	(4,820)
Expiring 03/20/19	Citibank NA	RUB	4,000	59,041	56,809	—	(2,232)
Expiring 03/20/19	Citibank NA	RUB	1,000	14,962	14,202	—	(760)
Expiring 03/20/19	Citibank NA	RUB	204	2,923	2,897	—	(26)
Expiring 03/20/19	Citibank NA	RUB	166	2,467	2,359	—	(108)
Expiring 03/20/19	Citibank NA	RUB	109	1,615	1,548	—	(67)
Singapore Dollar,
Expiring 03/20/19	Citibank NA	SGD	3,130	2,284,424	2,300,676	16,252	—
Expiring 03/20/19	Citibank NA	SGD	3,130	2,288,740	2,300,677	11,937	—
Expiring 03/20/19	Citibank NA	SGD	1,070	783,135	786,493	3,358	—
South African Rand,
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,023,570	1,005,423	—	(18,147)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,028,450	1,005,424	—	(23,026)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,032,682	1,005,425	—	(27,257)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,042,234	1,005,424	—	(36,810)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,049,047	1,005,425	—	(43,622)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,056,430	1,005,424	—	(51,006)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,060,023	1,005,424	—	(54,599)
Expiring 03/20/19	Citibank NA	ZAR	14,604	1,063,407	1,005,424	—	(57,983)
Expiring 03/20/19	Citibank NA	ZAR	3,900	274,192	268,494	—	(5,698)

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand (continued),
Expiring 03/20/19	Citibank NA	ZAR	3,900	$281,432	$268,495	$—	$(12,937)
Expiring 03/20/19	Citibank NA	ZAR	2,793	190,245	192,283	2,038	—
Expiring 03/20/19	Citibank NA	ZAR	1,344	94,091	92,527	—	(1,564)
Expiring 03/20/19	Citibank NA	ZAR	1,103	74,962	75,935	973	—
Expiring 03/20/19	Citibank NA	ZAR	27	1,899	1,859	—	(40)
South Korean Won,
Expiring 03/20/19	Citibank NA	KRW	2,336,793	2,082,377	2,100,180	17,803	—
Expiring 03/20/19	Citibank NA	KRW	550,000	491,219	494,310	3,091	—
Expiring 03/20/19	Citibank NA	KRW	547,916	489,904	492,437	2,533	—
Expiring 03/20/19	Citibank NA	KRW	520,000	466,631	467,347	716	—
Expiring 03/20/19	Citibank NA	KRW	330,000	293,648	296,586	2,938	—
Expiring 03/20/19	Citibank NA	KRW	210,000	187,066	188,736	1,670	—
Expiring 03/20/19	Citibank NA	KRW	190,000	168,665	170,762	2,097	—
Expiring 03/20/19	Citibank NA	KRW	170,000	151,983	152,786	803	—
Expiring 03/20/19	Citibank NA	KRW	100,000	89,198	89,874	676	—
Expiring 03/20/19	Citibank NA	KRW	10,000	8,904	8,988	84	—
Expiring 03/20/19	Citibank NA	KRW	10,000	8,953	8,988	35	—
Thai Baht,
Expiring 03/20/19	Citibank NA	THB	17,653	539,379	543,352	3,973	—
Expiring 03/20/19	Citibank NA	THB	2,775	85,330	85,412	82	—
Expiring 03/20/19	Citibank NA	THB	2,000	60,720	61,558	838	—
Expiring 03/20/19	Citibank NA	THB	2,000	60,771	61,559	788	—
Expiring 03/20/19	Citibank NA	THB	2,000	61,256	61,558	302	—
Expiring 03/20/19	Citibank NA	THB	1,700	51,985	52,325	340	—
Expiring 03/20/19	Citibank NA	THB	1,500	45,926	46,169	243	—
Expiring 03/20/19	Citibank NA	THB	1,400	42,816	43,091	275	—
Expiring 03/20/19	Citibank NA	THB	1,400	42,836	43,090	254	—
Expiring 03/20/19	Citibank NA	THB	1,000	30,643	30,780	137	—
Expiring 03/20/19	Citibank NA	THB	500	15,376	15,390	14	—
Expiring 03/20/19	Citibank NA	THB	200	6,188	6,156	—	(32)

				$104,679,328	$105,205,451	1,316,573	(790,450)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/20/19	Citibank NA	BRL	4,100	$1,052,841	$1,051,647	$1,194	$—
Expiring 03/20/19	Citibank NA	BRL	3,900	988,731	1,000,348	—	(11,617)
Expiring 03/20/19	Citibank NA	BRL	3,800	985,245	974,699	10,546	—
Expiring 03/20/19	Citibank NA	BRL	3,500	908,116	897,748	10,368	—
Expiring 03/20/19	Citibank NA	BRL	2,800	740,005	718,198	21,807	—
Expiring 03/20/19	Citibank NA	BRL	2,200	564,263	564,299	—	(36)
Expiring 03/20/19	Citibank NA	BRL	1,500	393,674	384,750	8,924	—
Expiring 03/20/19	Citibank NA	BRL	707	185,505	181,409	4,096	—
Expiring 03/20/19	Citibank NA	BRL	707	182,672	181,409	1,263	—
Expiring 03/20/19	Citibank NA	BRL	707	181,060	181,409	—	(349)
Expiring 03/20/19	Citibank NA	BRL	707	180,136	181,410	—	(1,274)
Expiring 03/20/19	Citibank NA	BRL	600	152,681	153,900	—	(1,219)
Expiring 03/20/19	Citibank NA	BRL	500	128,785	128,250	535	—
Expiring 03/20/19	Citibank NA	BRL	300	76,618	76,950	—	(332)
Expiring 03/20/19	Citibank NA	BRL	109	28,051	27,959	92	—

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 03/20/19	Citibank NA	BRL	80	$20,248	$20,519	$—	$(271)
Chilean Peso,
Expiring 03/20/19	Citibank NA	CLP	490,000	705,313	706,637	—	(1,324)
Expiring 03/20/19	Citibank NA	CLP	380,000	553,613	548,004	5,609	—
Expiring 03/20/19	Citibank NA	CLP	350,000	510,156	504,740	5,416	—
Expiring 03/20/19	Citibank NA	CLP	350,000	503,996	504,741	—	(745)
Expiring 03/20/19	Citibank NA	CLP	306,702	461,136	442,301	18,835	—
Expiring 03/20/19	Citibank NA	CLP	306,702	458,571	442,301	16,270	—
Expiring 03/20/19	Citibank NA	CLP	306,702	458,242	442,301	15,941	—
Expiring 03/20/19	Citibank NA	CLP	306,702	457,989	442,301	15,688	—
Expiring 03/20/19	Citibank NA	CLP	306,702	457,326	442,300	15,026	—
Expiring 03/20/19	Citibank NA	CLP	306,702	457,292	442,300	14,992	—
Expiring 03/20/19	Citibank NA	CLP	306,702	457,234	442,300	14,934	—
Expiring 03/20/19	Citibank NA	CLP	306,702	453,888	442,300	11,588	—
Expiring 03/20/19	Citibank NA	CLP	270,000	390,672	389,372	1,300	—
Expiring 03/20/19	Citibank NA	CLP	220,000	322,263	317,266	4,997	—
Expiring 03/20/19	Citibank NA	CLP	130,000	189,129	187,475	1,654	—
Expiring 03/20/19	Citibank NA	CLP	110,000	159,748	158,633	1,115	—
Expiring 03/20/19	Citibank NA	CLP	1,571	2,310	2,266	44	—
Expiring 03/20/19	Citibank NA	CLP	70	105	101	4	—
Chinese Renminbi,
Expiring 03/20/19	Citibank NA	CNH	19,302	2,773,804	2,809,641	—	(35,837)
Expiring 03/20/19	Citibank NA	CNH	19,302	2,772,549	2,809,641	—	(37,092)
Expiring 03/20/19	Citibank NA	CNH	19,302	2,771,078	2,809,641	—	(38,563)
Expiring 03/20/19	Citibank NA	CNH	19,302	2,768,094	2,809,642	—	(41,548)
Expiring 03/20/19	Citibank NA	CNH	12,068	1,750,200	1,756,690	—	(6,490)
Expiring 03/20/19	Citibank NA	CNH	4,700	681,165	684,160	—	(2,995)
Expiring 03/20/19	Citibank NA	CNH	1,900	272,956	276,575	—	(3,619)
Expiring 03/20/19	Citibank NA	CNH	1,500	216,113	218,349	—	(2,236)
Expiring 03/20/19	Citibank NA	CNH	1,199	172,245	174,533	—	(2,288)
Expiring 03/20/19	Citibank NA	CNH	1,100	159,489	160,122	—	(633)
Expiring 03/20/19	Citibank NA	CNH	1,076	156,319	156,629	—	(310)
Expiring 03/20/19	Citibank NA	CNH	1,000	144,621	145,566	—	(945)
Expiring 03/20/19	Citibank NA	CNH	1,000	143,540	145,566	—	(2,026)
Expiring 03/20/19	Citibank NA	CNH	900	130,129	131,009	—	(880)
Expiring 03/20/19	Citibank NA	CNH	800	114,737	116,453	—	(1,716)
Expiring 03/20/19	Citibank NA	CNH	700	101,721	101,896	—	(175)
Expiring 03/20/19	Citibank NA	CNH	500	71,883	72,783	—	(900)
Expiring 03/20/19	Citibank NA	CNH	400	58,007	58,226	—	(219)
Expiring 03/20/19	Citibank NA	CNH	300	43,633	43,670	—	(37)
Expiring 03/20/19	Citibank NA	CNH	35	5,032	5,095	—	(63)
Colombian Peso,
Expiring 03/20/19	Citibank NA	COP	2,340,000	733,166	717,827	15,339	—
Expiring 03/20/19	Citibank NA	COP	2,200,000	690,140	674,880	15,260	—
Expiring 03/20/19	Citibank NA	COP	2,200,000	684,769	674,880	9,889	—
Expiring 03/20/19	Citibank NA	COP	2,140,000	667,808	656,474	11,334	—
Expiring 03/20/19	Citibank NA	COP	1,850,000	576,143	567,513	8,630	—
Expiring 03/20/19	Citibank NA	COP	1,720,000	543,830	527,634	16,196	—
Expiring 03/20/19	Citibank NA	COP	1,340,000	412,361	411,063	1,298	—
Expiring 03/20/19	Citibank NA	COP	1,270,000	399,152	389,590	9,562	—
Expiring 03/20/19	Citibank NA	COP	500,000	153,461	153,382	79	—
Expiring 03/20/19	Citibank NA	COP	400,000	123,066	122,704	362	—

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Colombian Peso (continued),
Expiring 03/20/19	Citibank NA	COP	290,000	$88,756	$88,961	$—	$(205)
Expiring 03/20/19	Citibank NA	COP	260,000	81,377	79,759	1,618	—
Expiring 03/20/19	Citibank NA	COP	200,000	61,547	61,352	195	—
Expiring 03/20/19	Citibank NA	COP	190,000	59,171	58,285	886	—
Expiring 03/20/19	Citibank NA	COP	180,000	54,711	55,217	—	(506)
Expiring 03/20/19	Citibank NA	COP	160,000	50,031	49,082	949	—
Expiring 03/20/19	Citibank NA	COP	132,365	40,697	40,604	93	—
Expiring 03/20/19	Citibank NA	COP	10,000	3,034	3,067	—	(33)
Czech Koruna,
Expiring 03/20/19	Citibank NA	CZK	19,700	871,003	879,077	—	(8,074)
Expiring 03/20/19	Citibank NA	CZK	14,811	648,778	660,915	—	(12,137)
Expiring 03/20/19	Citibank NA	CZK	11,600	510,975	517,629	—	(6,654)
Expiring 03/20/19	Citibank NA	CZK	6,700	296,097	298,975	—	(2,878)
Expiring 03/20/19	Citibank NA	CZK	4,600	203,640	205,267	—	(1,627)
Euro,
Expiring 03/20/19	Citibank NA	EUR	70	80,135	80,742	—	(607)
Expiring 03/20/19	Citibank NA	EUR	20	23,024	23,069	—	(45)
Expiring 03/20/19	Citibank NA	EUR	10	11,507	11,534	—	(27)
Expiring 03/20/19	Citibank NA	EUR	10	11,506	11,535	—	(29)
Expiring 03/20/19	Citibank NA	EUR	10	11,476	11,535	—	(59)
Expiring 03/20/19	Citibank NA	EUR	10	11,467	11,534	—	(67)
Hungarian Forint,
Expiring 03/20/19	Citibank NA	HUF	33,000	117,635	118,426	—	(791)
Expiring 03/20/19	Citibank NA	HUF	8,408	29,876	30,173	—	(297)
Expiring 03/20/19	Citibank NA	HUF	735	2,596	2,638	—	(42)
Expiring 03/20/19	Citibank NA	HUF	56	198	201	—	(3)
Indian Rupee,
Expiring 03/20/19	Citibank NA	INR	206,690	2,922,105	2,935,160	—	(13,055)
Expiring 03/20/19	Citibank NA	INR	21,000	296,445	298,216	—	(1,771)
Expiring 03/20/19	Citibank NA	INR	15,205	212,839	215,927	—	(3,088)
Expiring 03/20/19	Citibank NA	INR	15,205	212,348	215,926	—	(3,578)
Expiring 03/20/19	Citibank NA	INR	15,205	211,816	215,927	—	(4,111)
Expiring 03/20/19	Citibank NA	INR	15,205	210,533	215,927	—	(5,394)
Expiring 03/20/19	Citibank NA	INR	11,000	155,628	156,208	—	(580)
Expiring 03/20/19	Citibank NA	INR	6,000	84,936	85,205	—	(269)
Expiring 03/20/19	Citibank NA	INR	6,000	83,333	85,205	—	(1,872)
Expiring 03/20/19	Citibank NA	INR	3,505	49,799	49,774	25	—
Expiring 03/20/19	Citibank NA	INR	2,758	39,097	39,166	—	(69)
Expiring 03/20/19	Citibank NA	INR	722	10,205	10,253	—	(48)
Expiring 03/20/19	Citibank NA	INR	115	1,568	1,633	—	(65)
Expiring 03/20/19	Citibank NA	INR	52	719	738	—	(19)
Indonesian Rupiah,
Expiring 03/20/19	Citibank NA	IDR	4,777,709	330,590	329,351	1,239	—
Expiring 03/20/19	Citibank NA	IDR	4,777,709	329,610	329,352	258	—
Expiring 03/20/19	Citibank NA	IDR	4,777,709	328,341	329,351	—	(1,010)
Expiring 03/20/19	Citibank NA	IDR	4,777,709	327,980	329,351	—	(1,371)
Expiring 03/20/19	Citibank NA	IDR	4,777,709	324,792	329,351	—	(4,559)
Expiring 03/20/19	Citibank NA	IDR	4,777,709	324,461	329,351	—	(4,890)
Expiring 03/20/19	Citibank NA	IDR	4,777,709	323,692	329,352	—	(5,660)
Expiring 03/20/19	Citibank NA	IDR	4,777,709	322,055	329,351	—	(7,296)
Expiring 03/20/19	Citibank NA	IDR	1,000,000	68,143	68,935	—	(792)
Expiring 03/20/19	Citibank NA	IDR	192,884	13,334	13,296	38	—

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah (continued),
Expiring 03/20/19	Citibank NA	IDR	169,955	$11,630	$11,716	$—	$(86)
Israeli Shekel,
Expiring 03/20/19	Citibank NA	ILS	4,400	1,187,997	1,184,054	3,943	—
Expiring 03/20/19	Citibank NA	ILS	1,500	407,723	403,654	4,069	—
Expiring 03/20/19	Citibank NA	ILS	600	160,003	161,462	—	(1,459)
Expiring 03/20/19	Citibank NA	ILS	500	134,141	134,551	—	(410)
Expiring 03/20/19	Citibank NA	ILS	100	27,053	26,910	143	—
Mexican Peso,
Expiring 03/20/19	Citibank NA	MXN	14,200	692,085	713,661	—	(21,576)
Expiring 03/20/19	Citibank NA	MXN	9,122	454,039	458,452	—	(4,413)
Expiring 03/20/19	Citibank NA	MXN	4,500	216,710	226,160	—	(9,450)
Expiring 03/20/19	Citibank NA	MXN	443	21,547	22,237	—	(690)
Expiring 03/20/19	Citibank NA	MXN	443	21,541	22,238	—	(697)
Expiring 03/20/19	Citibank NA	MXN	443	21,470	22,237	—	(767)
Expiring 03/20/19	Citibank NA	MXN	443	21,444	22,237	—	(793)
Expiring 03/20/19	Citibank NA	MXN	443	21,420	22,237	—	(817)
Expiring 03/20/19	Citibank NA	MXN	443	21,395	22,237	—	(842)
Expiring 03/20/19	Citibank NA	MXN	443	21,301	22,237	—	(936)
Expiring 03/20/19	Citibank NA	MXN	443	21,253	22,237	—	(984)
Expiring 03/20/19	Citibank NA	MXN	443	21,252	22,237	—	(985)
Expiring 03/20/19	Citibank NA	MXN	443	21,248	22,238	—	(990)
Expiring 03/20/19	Citibank NA	MXN	443	21,234	22,237	—	(1,003)
Expiring 03/20/19	Citibank NA	MXN	443	21,231	22,237	—	(1,006)
Expiring 03/20/19	Citibank NA	MXN	443	21,165	22,237	—	(1,072)
Expiring 03/20/19	Citibank NA	MXN	254	12,761	12,765	—	(4)
New Taiwanese Dollar,
Expiring 03/20/19	Citibank NA	TWD	48,915	1,595,015	1,601,929	—	(6,914)
Expiring 03/20/19	Citibank NA	TWD	21,187	696,155	693,853	2,302	—
Expiring 03/20/19	Citibank NA	TWD	21,187	695,972	693,853	2,119	—
Expiring 03/20/19	Citibank NA	TWD	21,187	695,309	693,853	1,456	—
Expiring 03/20/19	Citibank NA	TWD	21,187	695,218	693,853	1,365	—
Expiring 03/20/19	Citibank NA	TWD	21,187	694,079	693,853	226	—
Expiring 03/20/19	Citibank NA	TWD	21,187	693,414	693,853	—	(439)
Expiring 03/20/19	Citibank NA	TWD	21,187	693,239	693,853	—	(614)
Expiring 03/20/19	Citibank NA	TWD	21,187	693,103	693,853	—	(750)
Expiring 03/20/19	Citibank NA	TWD	21,187	692,878	693,853	—	(975)
Expiring 03/20/19	Citibank NA	TWD	21,187	692,718	693,853	—	(1,135)
Expiring 03/20/19	Citibank NA	TWD	21,187	692,536	693,853	—	(1,317)
Expiring 03/20/19	Citibank NA	TWD	21,187	692,309	693,853	—	(1,544)
Expiring 03/20/19	Citibank NA	TWD	21,187	690,550	693,853	—	(3,303)
Expiring 03/20/19	Citibank NA	TWD	2,000	65,381	65,499	—	(118)
Expiring 03/20/19	Citibank NA	TWD	1,879	61,915	61,536	379	—
Expiring 03/20/19	Citibank NA	TWD	972	31,868	31,833	35	—
Expiring 03/20/19	Citibank NA	TWD	900	29,499	29,474	25	—
Expiring 03/20/19	Citibank NA	TWD	780	25,550	25,545	5	—
Peruvian Nuevo Sol,
Expiring 03/20/19	Citibank NA	PEN	939	276,623	278,002	—	(1,379)
Expiring 03/20/19	Citibank NA	PEN	100	29,541	29,606	—	(65)
Expiring 03/20/19	Citibank NA	PEN	100	29,538	29,607	—	(69)
Expiring 03/20/19	Citibank NA	PEN	100	29,420	29,606	—	(186)
Expiring 03/20/19	Citibank NA	PEN	30	8,887	8,882	5	—
Expiring 03/20/19	Citibank NA	PEN	20	5,922	5,921	1	—

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Philippine Peso,
Expiring 03/20/19	Citibank NA	PHP	98,446	$1,863,646	$1,860,239	$3,407	$—
Expiring 03/20/19	Citibank NA	PHP	43,000	810,935	812,529	—	(1,594)
Expiring 03/20/19	Citibank NA	PHP	23,000	432,948	434,609	—	(1,661)
Expiring 03/20/19	Citibank NA	PHP	14,121	266,483	266,831	—	(348)
Expiring 03/20/19	Citibank NA	PHP	14,000	263,841	264,544	—	(703)
Expiring 03/20/19	Citibank NA	PHP	4,000	75,119	75,585	—	(466)
Expiring 03/20/19	Citibank NA	PHP	3,662	68,982	69,198	—	(216)
Expiring 03/20/19	Citibank NA	PHP	3,000	56,732	56,688	44	—
Expiring 03/20/19	Citibank NA	PHP	1,000	18,843	18,896	—	(53)
Expiring 03/20/19	Citibank NA	PHP	346	6,569	6,538	31	—
Expiring 03/20/19	Citibank NA	PHP	270	5,106	5,102	4	—
Polish Zloty,
Expiring 03/20/19	Citibank NA	PLN	1,200	318,793	321,261	—	(2,468)
Expiring 03/20/19	Citibank NA	PLN	700	186,531	187,402	—	(871)
Expiring 03/20/19	Citibank NA	PLN	56	14,849	14,959	—	(110)
Expiring 03/20/19	Citibank NA	PLN	56	14,842	14,959	—	(117)
Expiring 03/20/19	Citibank NA	PLN	56	14,830	14,958	—	(128)
Expiring 03/20/19	Citibank NA	PLN	56	14,830	14,959	—	(129)
Expiring 03/20/19	Citibank NA	PLN	56	14,826	14,959	—	(133)
Expiring 03/20/19	Citibank NA	PLN	56	14,805	14,958	—	(153)
Expiring 03/20/19	Citibank NA	PLN	56	14,791	14,958	—	(167)
Expiring 03/20/19	Citibank NA	PLN	56	14,730	14,958	—	(228)
Expiring 03/20/19	Citibank NA	PLN	25	6,631	6,693	—	(62)
Expiring 03/20/19	Citibank NA	PLN	21	5,568	5,622	—	(54)
Expiring 03/20/19	Citibank NA	PLN	20	5,327	5,354	—	(27)
Russian Ruble,
Expiring 03/20/19	Citibank NA	RUB	57,000	814,166	809,526	4,640	—
Expiring 03/20/19	Citibank NA	RUB	42,000	625,930	596,494	29,436	—
Expiring 03/20/19	Citibank NA	RUB	34,000	506,905	482,876	24,029	—
Expiring 03/20/19	Citibank NA	RUB	22,000	314,180	312,449	1,731	—
Expiring 03/20/19	Citibank NA	RUB	20,765	300,961	294,910	6,051	—
Expiring 03/20/19	Citibank NA	RUB	15,000	223,191	213,034	10,157	—
Expiring 03/20/19	Citibank NA	RUB	6,283	93,278	89,229	4,049	—
Expiring 03/20/19	Citibank NA	RUB	6,283	93,169	89,229	3,940	—
Expiring 03/20/19	Citibank NA	RUB	6,283	92,912	89,229	3,683	—
Expiring 03/20/19	Citibank NA	RUB	6,283	92,744	89,229	3,515	—
Expiring 03/20/19	Citibank NA	RUB	1,387	19,737	19,698	39	—
Singapore Dollar,
Expiring 03/20/19	Citibank NA	SGD	210	153,194	154,358	—	(1,164)
South African Rand,
Expiring 03/20/19	Citibank NA	ZAR	16,884	1,147,242	1,162,373	—	(15,131)
Expiring 03/20/19	Citibank NA	ZAR	9,600	664,447	660,909	3,538	—
Expiring 03/20/19	Citibank NA	ZAR	8,800	611,840	605,832	6,008	—
Expiring 03/20/19	Citibank NA	ZAR	7,974	540,673	548,967	—	(8,294)
Expiring 03/20/19	Citibank NA	ZAR	3,200	220,509	220,303	206	—
Expiring 03/20/19	Citibank NA	ZAR	2,900	197,512	199,649	—	(2,137)
Expiring 03/20/19	Citibank NA	ZAR	2,800	192,007	192,765	—	(758)
Expiring 03/20/19	Citibank NA	ZAR	1,300	89,181	89,498	—	(317)
Expiring 03/20/19	Citibank NA	ZAR	1,200	82,203	82,614	—	(411)
Expiring 03/20/19	Citibank NA	ZAR	1,078	78,483	74,223	4,260	—
Expiring 03/20/19	Citibank NA	ZAR	1,078	78,247	74,223	4,024	—
Expiring 03/20/19	Citibank NA	ZAR	1,078	78,053	74,223	3,830	—

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand (continued),
Expiring 03/20/19	Citibank NA	ZAR	1,078	$77,485	$74,224	$3,261	$—
Expiring 03/20/19	Citibank NA	ZAR	1,078	76,839	74,224	2,615	—
Expiring 03/20/19	Citibank NA	ZAR	1,078	76,168	74,224	1,944	—
Expiring 03/20/19	Citibank NA	ZAR	1,078	75,932	74,223	1,709	—
Expiring 03/20/19	Citibank NA	ZAR	1,078	75,459	74,224	1,235	—
Expiring 03/20/19	Citibank NA	ZAR	800	56,031	55,076	955	—
Expiring 03/20/19	Citibank NA	ZAR	600	42,501	41,306	1,195	—
Expiring 03/20/19	Citibank NA	ZAR	346	23,834	23,821	13	—
Expiring 03/20/19	Citibank NA	ZAR	126	9,032	8,674	358	—
South Korean Won,
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,788,221	3,770,615	17,606	—
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,787,999	3,770,614	17,385	—
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,779,153	3,770,615	8,538	—
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,760,455	3,770,615	—	(10,160)
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,751,204	3,770,615	—	(19,411)
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,732,150	3,770,615	—	(38,465)
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,730,073	3,770,614	—	(40,541)
Expiring 03/20/19	Citibank NA	KRW	4,195,425	3,727,740	3,770,615	—	(42,875)
Expiring 03/20/19	Citibank NA	KRW	547,548	489,777	492,106	—	(2,329)
Expiring 03/20/19	Citibank NA	KRW	380,000	338,318	341,523	—	(3,205)
Expiring 03/20/19	Citibank NA	KRW	90,000	80,078	80,887	—	(809)
Expiring 03/20/19	Citibank NA	KRW	57,967	52,287	52,097	190	—
Expiring 03/20/19	Citibank NA	KRW	52,703	47,258	47,367	—	(109)
Expiring 03/20/19	Citibank NA	KRW	40,000	35,813	35,949	—	(136)
Expiring 03/20/19	Citibank NA	KRW	20,000	17,799	17,975	—	(176)
Expiring 03/20/19	Citibank NA	KRW	10,000	9,017	8,987	30	—
Expiring 03/20/19	Citibank NA	KRW	2,137	1,907	1,920	—	(13)
Thai Baht,
Expiring 03/20/19	Citibank NA	THB	86,751	2,636,548	2,670,165	—	(33,617)
Expiring 03/20/19	Citibank NA	THB	3,000	92,022	92,339	—	(317)
Expiring 03/20/19	Citibank NA	THB	2,000	61,141	61,559	—	(418)
Expiring 03/20/19	Citibank NA	THB	2,000	60,826	61,559	—	(733)
Expiring 03/20/19	Citibank NA	THB	2,000	60,826	61,559	—	(733)
Expiring 03/20/19	Citibank NA	THB	2,000	60,673	61,559	—	(886)
Expiring 03/20/19	Citibank NA	THB	1,000	30,476	30,780	—	(304)
Expiring 03/20/19	Citibank NA	THB	1,000	30,383	30,781	—	(398)
Expiring 03/20/19	Citibank NA	THB	500	15,327	15,391	—	(64)
Expiring 03/20/19	Citibank NA	THB	373	11,502	11,481	21	—
Expiring 03/20/19	Citibank NA	THB	202	6,162	6,218	—	(56)
Expiring 03/20/19	Citibank NA	THB	200	6,136	6,156	—	(20)

				$105,836,586	$105,942,128	485,238	(590,780)

						$1,801,811	$(1,381,230)

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$366,614	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$378,674	$—	$—
Chile	2,515,763	—	—
China	10,080,939	42,049,689	—
Hong Kong	—	1,707,946	—
Hungary	—	734,365	—
India	4,598,330	—	—
Indonesia	—	3,863,206	—
Malaysia	—	7,318,979	—
Mexico	2,585,391	—	—
Peru	851,871	—	—
Philippines	—	822,984	—
Poland	—	1,956,989	—
Qatar	—	1,172,594	—
Romania	—	130,304	—
Russia	4,144,359	—	—
South Africa	566,442	1,822,811	—
South Korea	756,077	23,409,611	—
Taiwan	4,980,599	16,083,718	—
Thailand	—	5,448,226	—
Turkey	—	446,837	—
United Arab Emirates	—	462,788	—
United Kingdom	—	351,740	—
Rights
Taiwan	—	2,122	—
Affiliated Mutual Funds	14,371,862	—	—
Unaffiliated Fund	1,190	—	—
Other Financial Instruments*
Futures Contracts	(94,098)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	420,581	—

Total	$45,737,399	$108,205,490	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	16.4%
Oil, Gas & Consumable Fuels	10.2
Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	9.7
Interactive Media & Services	7.3
Technology Hardware, Storage & Peripherals	6.2
Semiconductors & Semiconductor Equipment	5.4
Internet & Direct Marketing Retail	4.2
Chemicals	3.8
Metals & Mining	3.4
Wireless Telecommunication Services	3.3
Pharmaceuticals	2.8
Real Estate Management & Development	2.7
Insurance	2.6
IT Services	2.6
Food Products	1.9
Food & Staples Retailing	1.7
Construction & Engineering	1.7
Diversified Telecommunication Services	1.4
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.1
Gas Utilities	1.0
Construction Materials	1.0
Textiles, Apparel & Luxury Goods	1.0
Water Utilities	0.9
Electronic Equipment, Instruments & Components	0.8

Industrial Conglomerates	0.8%
Airlines	0.7
Paper & Forest Products	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Biotechnology	0.7
Capital Markets	0.6
Specialty Retail	0.6
Multiline Retail	0.6
Machinery	0.5
Independent Power & Renewable Electricity Producers	0.5
Hotels, Restaurants & Leisure	0.5
Transportation Infrastructure	0.5
Diversified Financial Services	0.4
Diversified Consumer Services	0.4
Entertainment	0.4
Energy Equipment & Services	0.4
Trading Companies & Distributors	0.2
Beverages	0.1
Aerospace & Defense	0.1
Electric Utilities	0.1
Household Durables	0.1
Health Care Technology	0.1
Software	0.1
Building Products	0.0	*
Waste Disposable	0.0	*
Unaffiliated Fund	0.0	*

	104.1
Liabilities in excess of other assets	(4.1)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$94,098	*
Equity contracts	Unaffiliated investments	2,122	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,801,811	Unrealized depreciation on OTC forward foreign currency exchange contracts	1,381,230

Total		$1,803,933		$1,475,328

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts	Swaps
Equity contracts	$17,501	$(1,794,504)	$—	$(1,662,377)
Foreign exchange contracts	—	—	(2,554,861)	—

Total	$17,501	$(1,794,504)	$(2,554,861)	$(1,662,377)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward Currency Contracts	Swaps
Equity contracts	$2,122	$(64,898)	$—	$394,651
Foreign exchange contracts	—	—	(752,967)	—

Total	$2,122	$(64,898)	$(752,967)	$394,651

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Total Return Swap Agreements(1)
$11,132,894	$4,162,958	$177,233,171	$162,309,658	$28,314,112

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$6,782,783	$(6,782,783)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citibank NA	$1,801,811	$(1,381,230)	$420,581	$(412,616)	$7,965

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $6,782,783:
Unaffiliated investments (cost $152,317,795)	$139,244,544
Affiliated investments (cost $14,372,024)	14,371,862
Foreign currency, at value (cost $533,571)	543,824
Deposit with broker for centrally cleared/exchange-traded derivatives	366,614
Unrealized appreciation on OTC forward foreign currency contracts	1,801,811
Dividends and interest receivable	370,155
Tax reclaim receivable	24,252
Receivable from affiliate	7,929
Due from broker-variation margin futures	4,936
Receivable for investments sold	3,337
Prepaid expenses	1,656

Total Assets	156,740,920

LIABILITIES:
Payable to broker for collateral for securities on loan	7,001,977
Unrealized depreciation on OTC forward foreign currency contracts	1,381,230
Cash segregated from counterparty - OTC	412,616
Accrued expenses and other liabilities	131,957
Payable for Portfolio shares repurchased	119,079
Management fees payable	74,876
Payable to affiliate	29,019
Payable for investments purchased	6,685
Distribution fee payable	6,097
Affiliated transfer agent fee payable	369

Total Liabilities	9,163,905

NET ASSETS	$147,577,015

Net assets were comprised of:
Partners Equity	$147,577,015

Net asset value and redemption price per share, $147,577,015 / 14,207,558 outstanding shares of beneficial interest	$10.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $757,361, of which $31,175 is reimbursable by an affiliate)	$5,040,445
Affiliated dividend income	451,428
Income from securities lending, net (including affiliated income of $38,103)	41,785
Interest income	608

5,534,266

EXPENSES
Management fees	2,102,450
Distribution fee	563,659
Custodian and accounting fees	158,222
Audit fee	29,900
Trustees’ fees	11,870
Legal fees and expenses	11,537
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,977
Miscellaneous	62,842

Total expenses	2,954,444

NET INVESTMENT INCOME (LOSS)	2,579,822

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $873)	13,463,795
Futures transactions	(1,794,504)
Swap agreements transactions	(1,662,377)
Forward currency contracts transactions	(2,554,861)
Foreign currency transactions	(136,164)

7,315,889

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $522)	(53,942,395)
Futures	(64,898)
Swap agreements	394,651
Forward currency contracts	(752,967)
Foreign currencies	16,767

(54,348,842)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(47,032,953)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,453,131)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$2,579,822	$2,470,394
Net realized gain (loss) on investment and foreign currency transactions	7,315,889	24,490,272
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(54,348,842)	34,874,078

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,453,131)	61,834,744

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,918,587 and 1,848,481 shares, respectively]	24,353,177	21,114,987
Net asset value of shares issued in merger [0 and 7,350,419 shares, respectively]	—	79,752,175
Portfolio share repurchased [8,841,782 and 5,192,998 shares, respectively]	(103,555,595)	(54,348,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(79,202,418)	46,518,680

CAPITAL CONTRIBUTIONS	261,017	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(123,394,532)	108,353,424
NET ASSETS:
Beginning of year	270,971,547	162,618,123

End of year	$147,577,015	$270,971,547

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value
Casinos & Gaming — 0.9%
Red Rock Resorts, Inc. (Class A Stock)(a)	226,376	$4,597,697

Diversified REITs — 1.8%
Liberty Property Trust	213,538	8,942,971

Health Care REITs — 13.4%
HCP, Inc.	398,328	11,125,301
Sabra Health Care REIT, Inc.(a)	324,731	5,351,567
Ventas, Inc.	210,576	12,337,648
Welltower, Inc.	559,444	38,831,008

		67,645,524

Hotel & Resort REITs — 5.8%
Host Hotels & Resorts, Inc.	318,000	5,301,060
Park Hotels & Resorts, Inc.	508,253	13,204,413
Pebblebrook Hotel Trust(a)	248,489	7,034,724
RLJ Lodging Trust	225,381	3,696,248

		29,236,445

Industrial REITs — 7.4%
Americold Realty Trust(a)	201,061	5,135,098
Industrial Logistics Properties Trust(a)	215,471	4,238,315
Prologis, Inc.	479,702	28,168,101

		37,541,514

Office REITs — 9.4%
Boston Properties, Inc.	143,026	16,097,576
Cousins Properties, Inc.	302,118	2,386,732
Douglas Emmett, Inc.	217,643	7,428,156
Hudson Pacific Properties, Inc.	355,119	10,319,758
Kilroy Realty Corp.	182,658	11,485,535

		47,717,757

Residential REITs — 25.5%
American Homes 4 Rent (Class A Stock)	169,609	3,366,739
Apartment Investment & Management Co. (Class A Stock)	532,727	23,376,061
Equity LifeStyle Properties, Inc.	57,962	5,629,849
Essex Property Trust, Inc.	139,876	34,298,994
Invitation Homes, Inc.(a)	585,364	11,754,109
Sun Communities, Inc.	151,992	15,459,106
UDR, Inc.	891,102	35,305,461

		129,190,319

Retail REITs — 9.1%
Agree Realty Corp.(a)	99,480	5,881,258
Regency Centers Corp.	70,333	4,127,140
Simon Property Group, Inc.	30,974	5,203,322
SITE Centers Corp.(a)	566,993	6,276,613
Taubman Centers, Inc.	124,369	5,657,546
Urban Edge Properties	548,716	9,119,660
Weingarten Realty Investors	388,254	9,632,582

		45,898,121

Specialized REITs — 25.7%
American Tower Corp.	33,836	5,352,517
CyrusOne, Inc.	251,411	13,294,614
Digital Realty Trust, Inc.	216,135	23,029,184
Equinix, Inc.	74,386	26,225,528
Extra Space Storage, Inc.(a)	250,760	22,688,765

COMMON STOCKS (continued)	Shares	Value
Specialized REITs (continued)
Lamar Advertising Co. (Class A Stock)	37,615	$2,602,206
Life Storage, Inc.	136,361	12,680,209
Public Storage	49,505	10,020,307
SBA Communications Corp.*	63,552	10,288,433
VICI Properties, Inc.	191,169	3,590,154

		129,771,917

TOTAL LONG-TERM INVESTMENTS (cost $503,402,069)		500,542,265

SHORT-TERM INVESTMENTS — 10.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	4,759,234	4,759,234
PGIM Institutional Money Market Fund (cost $48,776,090; includes $48,665,344 of cash collateral for securities on loan)(b)(w)	48,776,624	48,771,746

TOTAL SHORT-TERM INVESTMENTS (cost $53,535,324)		53,530,980

TOTAL INVESTMENTS — 109.6% (cost $556,937,393)		554,073,245
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.6)%		(48,305,180)

NET ASSETS — 100.0%		$505,768,065

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $47,617,258; cash collateral of $48,665,344 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Casinos & Gaming	$4,597,697	$—	$—
Diversified REITs	8,942,971	—	—
Health Care REITs	67,645,524	—	—
Hotel & Resort REITs	29,236,445	—	—
Industrial REITs	37,541,514	—	—
Office REITs	47,717,757	—	—
Residential REITs	129,190,319	—	—
Retail REITs	45,898,121	—	—
Specialized REITs	129,771,917	—	—
Affiliated Mutual Funds	53,530,980	—	—

Total	$554,073,245	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Specialized REITs	25.7%
Residential REITs	25.5
Health Care REITs	13.4
Affiliated Mutual Funds (9.6% represents investments purchased with collateral from securities on loan)	10.6

Office REITs	9.4%
Retail REITs	9.1
Industrial REITs	7.4
Hotel & Resort REITs	5.8
Diversified REITs	1.8
Casinos & Gaming	0.9

109.6
Liabilities in excess of other assets	(9.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$47,617,258	$ (47,617,258)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $47,617,258:
Unaffiliated investments (cost $503,402,069)	$500,542,265
Affiliated investments (cost $53,535,324)	53,530,980
Dividends receivable	2,374,197
Receivable for investments sold	934,699
Receivable for Portfolio shares sold	795,138
Prepaid expenses	4,711

Total Assets	558,181,990

LIABILITIES:
Payable to broker for collateral for securities on loan	48,665,344
Payable for investments purchased	3,393,863
Management fees payable	172,005
Accrued expenses and other liabilities	161,480
Distribution fee payable	20,665
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	199

Total Liabilities	52,413,925

NET ASSETS	$505,768,065

Net assets were comprised of:
Partners Equity	$505,768,065

Net asset value and redemption price per share, $505,768,065 / 45,891,750 outstanding shares of beneficial interest	$11.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$17,302,464
Income from securities lending, net (including affiliated income of $129,194)	162,186
Affiliated dividend income	83,793

17,548,443

EXPENSES
Management fees	4,924,062
Distribution fee	1,490,480
Custodian and accounting fees	75,871
Audit fee	23,300
Trustees’ fees	15,770
Legal fees and expenses	12,019
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,709
Miscellaneous	36,997

Total expenses	6,589,195
Less: Fee waivers and/or expense reimbursement	(333,907)

Net expenses	6,255,288

NET INVESTMENT INCOME (LOSS)	11,293,155

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(11,710))	13,318,109
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $459)	(52,847,142)

NET GAIN (LOSS) ON INVESTMENTS	(39,529,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,235,878)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$11,293,155	$10,638,168
Net realized gain (loss) on investment transactions	13,318,109	18,792,121
Net change in unrealized appreciation (depreciation) on investments	(52,847,142)	10,048,001

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,235,878)	39,478,290

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,729,410 and 2,118,894 shares, respectively]	30,113,434	23,511,659
Portfolio share repurchased [13,532,988 and 7,490,765 shares, respectively]	(151,914,118)	(82,815,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(121,800,684)	(59,304,310)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(150,036,562)	(19,826,020)
NET ASSETS:
Beginning of year	655,804,627	675,630,647

End of year	$505,768,065	$655,804,627

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.8%
Raytheon Co.	80,172	$12,294,376

Air Freight & Logistics — 0.4%
XPO Logistics, Inc.*	113,771	6,489,498

Auto Components — 0.3%
Delphi Technologies PLC	350,290	5,016,153

Banks — 10.4%
Bank of America Corp.	1,723,513	42,467,360
First Republic Bank	108,115	9,395,194
JPMorgan Chase & Co.	504,978	49,295,952
M&T Bank Corp.	88,156	12,617,768
Signature Bank	58,882	6,053,658
SunTrust Banks, Inc.	276,773	13,960,430
Wells Fargo & Co.	371,248	17,107,108

		150,897,470

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.*	101,129	9,845,919
BioMarin Pharmaceutical, Inc.*	116,100	9,885,915

		19,731,834

Capital Markets — 2.2%
Intercontinental Exchange, Inc.	116,100	8,745,813
Lazard Ltd. (Class A Stock)	250,826	9,257,988
Northern Trust Corp.	161,673	13,514,246

		31,518,047

Chemicals — 2.6%
Celanese Corp. (Class A Stock)	104,789	9,427,866
DowDuPont, Inc.	522,942	27,966,938

		37,394,804

Commercial Services & Supplies — 0.5%
Waste Connections, Inc.	100,463	7,459,378

Communications Equipment — 2.4%
Cisco Systems, Inc.	811,025	35,141,713

Construction Materials — 0.4%
Martin Marietta Materials, Inc.(a)	36,261	6,232,178

Consumer Finance — 0.6%
American Express Co.	89,486	8,529,806

Distributors — 0.4%
LKQ Corp.*	227,541	5,399,548

Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. (Class B Stock)*	278,104	56,783,275

Diversified Telecommunication Services — 4.0%
AT&T, Inc.	482,358	13,766,497
Verizon Communications, Inc.	800,048	44,978,699

		58,745,196

Electric Utilities — 3.0%
NextEra Energy, Inc.	149,364	25,962,450
Xcel Energy, Inc.(a)	354,949	17,488,337

		43,450,787

Energy Equipment & Services — 0.5%
Halliburton Co.	261,471	6,949,899

COMMON STOCKS (continued)	Shares	Value
Entertainment — 1.8%
Live Nation Entertainment, Inc.*(a)	198,266	$9,764,601
Twenty-First Century Fox, Inc. (Class A Stock)(a)	351,622	16,920,051

		26,684,652

Equity Real Estate Investment Trusts (REITs) — 3.7%
Alexandria Real Estate Equities, Inc.	116,432	13,417,624
AvalonBay Communities, Inc.	110,444	19,222,778
Federal Realty Investment Trust(a)	86,493	10,209,634
Prologis, Inc.	177,218	10,406,241

		53,256,277

Food & Staples Retailing — 2.2%
Walmart, Inc.	343,305	31,978,861

Food Products — 1.6%
Kraft Heinz Co. (The)	194,939	8,390,175
Mondelez International, Inc. (Class A Stock)	370,583	14,834,437

		23,224,612

Health Care Equipment & Supplies — 5.0%
Boston Scientific Corp.*	458,738	16,211,801
Cooper Cos., Inc. (The)	49,900	12,699,549
Medtronic PLC	326,006	29,653,506
Zimmer Biomet Holdings, Inc.	145,039	15,043,445

		73,608,301

Health Care Providers & Services — 1.8%
CVS Health Corp.	199,929	13,099,348
Humana, Inc.	18,963	5,432,520
Laboratory Corp. of America Holdings*	62,541	7,902,681

		26,434,549

Hotels, Restaurants & Leisure — 2.0%
Dunkin’ Brands Group, Inc.(a)	97,470	6,249,776
Restaurant Brands International, Inc. (Canada)(a)	121,754	6,367,734
Royal Caribbean Cruises Ltd.	163,337	15,972,725

		28,590,235

Household Products — 2.6%
Procter & Gamble Co. (The)	414,827	38,130,898

Industrial Conglomerates — 1.9%
General Electric Co.	1,235,502	9,352,750
Honeywell International, Inc.	137,389	18,151,835

		27,504,585

Insurance — 3.3%
American Financial Group, Inc.	128,740	11,654,832
Arthur J Gallagher & Co.	111,775	8,237,818
Chubb Ltd.	114,767	14,825,601
MetLife, Inc.	321,682	13,208,263

		47,926,514

Interactive Media & Services — 1.5%
Alphabet, Inc. (Class A Stock)*	12,975	13,558,355
Facebook, Inc. (Class A Stock)*	63,872	8,372,980

		21,931,335

IT Services — 0.8%
Global Payments, Inc.	107,118	11,047,079

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery — 2.6%
Deere & Co.	52,561	$7,840,524
ITT, Inc.	295,403	14,259,103
Stanley Black & Decker, Inc.	130,404	15,614,575

		37,714,202

Media — 1.5%
Comcast Corp. (Class A Stock)	643,697	21,917,883

Multi-Utilities — 3.2%
Ameren Corp.	275,774	17,988,738
CMS Energy Corp.(a)	344,635	17,111,128
Sempra Energy(a)	101,129	10,941,147

		46,041,013

Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	368,919	40,134,698
Concho Resources, Inc.*(a)	93,145	9,574,375
EOG Resources, Inc.	165,000	14,389,649
Exxon Mobil Corp.	372,912	25,428,869
Marathon Petroleum Corp.(a)	300,725	17,745,782
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	222,883	13,359,607

		120,632,980

Pharmaceuticals — 7.6%
AstraZeneca PLC (United Kingdom), ADR(a)	195,604	7,429,040
Eli Lilly & Co.	134,062	15,513,655
Johnson & Johnson	216,894	27,990,171
Merck & Co., Inc.	191,612	14,641,073
Pfizer, Inc.	1,041,225	45,449,471

		111,023,410

Road & Rail — 0.8%
Union Pacific Corp.	83,499	11,542,067

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices, Inc.*(a)	206,582	3,813,504
Analog Devices, Inc.	163,337	14,019,215
Intel Corp.	289,746	13,597,780
Marvell Technology Group Ltd.	674,634	10,922,324

		42,352,823

Software — 3.0%
Check Point Software Technologies Ltd. (Israel)*(a)	71,190	7,307,654
Intuit, Inc.	59,215	11,656,473
Microsoft Corp.	108,780	11,048,785
Red Hat, Inc.*	80,172	14,081,410

		44,094,322

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.2%
Home Depot, Inc. (The)	61,211	$10,517,274
Ross Stores, Inc.(a)	92,814	7,722,125

		18,239,399

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	66,201	10,442,546

Textiles, Apparel & Luxury Goods — 0.6%
PVH Corp.	96,139	8,936,120

Tobacco — 0.9%
Altria Group, Inc.	275,110	13,587,683

Water Utilities — 0.5%
American Water Works Co., Inc.(a)	84,497	7,669,793

TOTAL LONG-TERM INVESTMENTS (cost $1,484,116,242)		1,396,546,101

SHORT-TERM INVESTMENTS — 11.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	82,658,706	82,658,706
PGIM Institutional Money Market Fund (cost $83,220,672; includes $83,047,897 of cash collateral for securities on loan)(b)(w)	83,220,212	83,211,890

TOTAL SHORT-TERM INVESTMENTS (cost $165,879,378)		165,870,596

TOTAL INVESTMENTS — 107.2% (cost $1,649,995,620)		1,562,416,697
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(105,186,612)

NET ASSETS — 100.0%		$1,457,230,085

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $80,349,986; cash collateral of $83,047,897 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,294,376	$—	$—
Air Freight & Logistics	6,489,498	—	—
Auto Components	5,016,153	—	—
Banks	150,897,470	—	—
Biotechnology	19,731,834	—	—
Capital Markets	31,518,047	—	—
Chemicals	37,394,804	—	—
Commercial Services & Supplies	7,459,378	—	—
Communications Equipment	35,141,713	—	—
Construction Materials	6,232,178	—	—
Consumer Finance	8,529,806	—	—
Distributors	5,399,548	—	—
Diversified Financial Services	56,783,275	—	—
Diversified Telecommunication Services	58,745,196	—	—
Electric Utilities	43,450,787	—	—
Energy Equipment & Services	6,949,899	—	—
Entertainment	26,684,652	—	—
Equity Real Estate Investment Trusts (REITs)	53,256,277	—	—
Food & Staples Retailing	31,978,861	—	—
Food Products	23,224,612	—	—
Health Care Equipment & Supplies	73,608,301	—	—
Health Care Providers & Services	26,434,549	—	—
Hotels, Restaurants & Leisure	28,590,235	—	—
Household Products	38,130,898	—	—
Industrial Conglomerates	27,504,585	—	—
Insurance	47,926,514	—	—
Interactive Media & Services	21,931,335	—	—
IT Services	11,047,079	—	—
Machinery	37,714,202	—	—
Media	21,917,883	—	—
Multi-Utilities	46,041,013	—	—
Oil, Gas & Consumable Fuels	120,632,980	—	—
Pharmaceuticals	111,023,410	—	—
Road & Rail	11,542,067	—	—
Semiconductors & Semiconductor Equipment	42,352,823	—	—
Software	44,094,322	—	—
Specialty Retail	18,239,399	—	—
Technology Hardware, Storage & Peripherals	10,442,546	—	—
Textiles, Apparel & Luxury Goods	8,936,120	—	—
Tobacco	13,587,683	—	—
Water Utilities	7,669,793	—	—
Affiliated Mutual Funds	165,870,596	—	—

Total	$1,562,416,697	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (5.7% represents investments purchased with collateral from securities on loan)	11.4%
Banks	10.4
Oil, Gas & Consumable Fuels	8.3
Pharmaceuticals	7.6
Health Care Equipment & Supplies	5.0
Diversified Telecommunication Services	4.0
Diversified Financial Services	3.9
Equity Real Estate Investment Trusts (REITs)	3.7
Insurance	3.3
Multi-Utilities	3.2
Software	3.0
Electric Utilities	3.0
Semiconductors & Semiconductor Equipment	2.9
Household Products	2.6
Machinery	2.6
Chemicals	2.6
Communications Equipment	2.4
Food & Staples Retailing	2.2
Capital Markets	2.2
Hotels, Restaurants & Leisure	2.0
Industrial Conglomerates	1.9

Entertainment	1.8%
Health Care Providers & Services	1.8
Food Products	1.6
Interactive Media & Services	1.5
Media	1.5
Biotechnology	1.4
Specialty Retail	1.2
Tobacco	0.9
Aerospace & Defense	0.8
Road & Rail	0.8
IT Services	0.8
Technology Hardware, Storage & Peripherals	0.7
Textiles, Apparel & Luxury Goods	0.6
Consumer Finance	0.6
Water Utilities	0.5
Commercial Services & Supplies	0.5
Energy Equipment & Services	0.5
Air Freight & Logistics	0.4
Construction Materials	0.4
Distributors	0.4
Auto Components	0.3

107.2
Liabilities in excess of other assets	(7.2)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$80,349,986	$(80,349,986)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $80,349,986:
Unaffiliated investments (cost $1,484,116,242)	$1,396,546,101
Affiliated investments (cost $165,879,378)	165,870,596
Receivable for Portfolio shares sold	5,774,993
Dividends and interest receivable	2,027,970
Tax reclaim receivable	527,041
Receivable from affiliate	5,497
Prepaid expenses and other assets	20,684

Total Assets	1,570,772,882

LIABILITIES:
Payable to broker for collateral for securities on loan	83,047,897
Payable for investments purchased	27,606,817
Payable for Portfolio shares repurchased	1,980,590
Management fees payable	317,399
Payable to affiliate	303,431
Accrued expenses and other liabilities	229,688
Distribution fee payable	56,606
Affiliated transfer agent fee payable	369

Total Liabilities	113,542,797

NET ASSETS	$1,457,230,085

Net assets were comprised of:
Partners Equity	$1,457,230,085

Net asset value and redemption price per share, $1,457,230,085 / 51,252,443 outstanding shares of beneficial interest	$28.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $23,964, of which $94 is reimbursable by an affiliate)	$34,332,333
Affiliated dividend income	454,080
Income from securities lending, net (including affiliated income of $239,789)	239,789
Interest income	62

35,026,264

EXPENSES
Management fees	9,786,562
Distribution fee	4,358,173
Custodian and accounting fees	134,994
Trustees’ fees	27,231
Audit fee	26,867
Legal fees and expenses	16,122
Transfer agent’s fees and expenses (including affiliatedexpense of $2,193)	6,994
Shareholders’ reports	3,569
Miscellaneous	36,220

Total expenses	14,396,732
Less: Fee waivers and/or expense reimbursement	(371,024)

Net expenses	14,025,708

NET INVESTMENT INCOME (LOSS)	21,000,556

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(885))	140,260,966

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,015))	(298,905,381)
Foreign currencies	(461)

(298,905,842)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(158,644,876)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(137,644,320)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$21,000,556	$29,068,862
Net realized gain (loss) on investment and foreign currency transactions	140,260,966	178,868,273
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(298,905,842)	(20,114,655)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(137,644,320)	187,822,480

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,149,553 and 8,088,085 shares, respectively]	153,493,552	241,447,351
Net asset value of shares issued in merger [0 and 9,871,267 shares, respectively]	—	290,610,158
Portfolio share repurchased [25,351,837 and 9,429,707 shares, respectively]	(781,653,121)	(280,547,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(628,159,569)	251,510,151

CAPITAL CONTRIBUTIONS	1,897,677	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(763,906,212)	439,332,631
NET ASSETS:
Beginning of year	2,221,136,297	1,781,803,666

End of year	$1,457,230,085	$2,221,136,297

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.9%
Harris Corp.	86,126	$11,596,866
HEICO Corp.	115,360	8,938,093
HEICO Corp. (Class A Stock)	59,116	3,724,307
L3 Technologies, Inc.	54,528	9,469,332

		33,728,598

Air Freight & Logistics — 0.6%
XPO Logistics, Inc.*	125,124	7,137,073

Auto Components — 0.9%
Aptiv PLC	160,128	9,859,081

Banks — 1.3%
First Republic Bank	177,919	15,461,161

Beverages — 2.2%
Brown-Forman Corp. (Class B Stock)	347,803	16,548,467
Monster Beverage Corp.*	186,592	9,184,058

		25,732,525

Biotechnology — 3.8%
Agios Pharmaceuticals, Inc.*(a)	71,785	3,310,006
Alkermes PLC*(a)	193,697	5,715,998
BioMarin Pharmaceutical, Inc.*	85,516	7,281,687
Bluebird Bio, Inc.*(a)	14,921	1,480,163
Exact Sciences Corp.*(a)	134,848	8,508,909
Exelixis, Inc.*	268,600	5,283,361
Incyte Corp.*	43,619	2,773,732
Moderna, Inc.*(a)	267,356	4,082,526
Sarepta Therapeutics, Inc.*(a)	22,958	2,505,407
Spark Therapeutics, Inc.*(a)	77,587	3,036,755

		43,978,544

Capital Markets — 4.8%
Cboe Global Markets, Inc.	167,283	16,365,296
Lazard Ltd. (Class A Stock)	224,409	8,282,936
Moody’s Corp.	42,471	5,947,639
MSCI, Inc.	71,771	10,581,199
Northern Trust Corp.	171,032	14,296,565

		55,473,635

Chemicals — 1.1%
Ashland Global Holdings, Inc.	182,510	12,950,910

Commercial Services & Supplies — 1.0%
Cintas Corp.	68,872	11,569,807

Construction Materials — 0.5%
Martin Marietta Materials, Inc.	34,479	5,925,906

Containers & Packaging — 1.4%
Avery Dennison Corp.	176,198	15,827,866

Diversified Consumer Services — 1.7%
Bright Horizons Family Solutions, Inc.*	180,147	20,077,383

Electrical Equipment — 1.2%
Sensata Technologies Holding PLC*	304,909	13,672,120

Electronic Equipment, Instruments & Components — 2.6%
Amphenol Corp. (Class A Stock)	370,182	29,992,146

Entertainment — 0.4%
Spotify Technology SA*	45,340	5,146,089

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 2.6%
Equity LifeStyle Properties, Inc.	100,439	$9,755,640
SBA Communications Corp.*	128,788	20,849,489

		30,605,129

Food Products — 1.8%
McCormick & Co., Inc.(a)	151,323	21,070,215

Health Care Equipment & Supplies — 8.4%
ABIOMED, Inc.*	15,497	5,037,145
Align Technology, Inc.*	80,091	16,773,458
Cooper Cos., Inc. (The)	26,975	6,865,138
Edwards Lifesciences Corp.*	95,847	14,680,885
IDEXX Laboratories, Inc.*	130,535	24,282,121
Teleflex, Inc.	83,794	21,659,073
West Pharmaceutical Services, Inc.	88,386	8,664,480

		97,962,300

Hotels, Restaurants & Leisure — 4.0%
Chipotle Mexican Grill, Inc.*	10,738	4,636,561
Choice Hotels International, Inc.	251,407	17,995,713
Domino’s Pizza, Inc.	25,254	6,262,739
Dunkin’ Brands Group, Inc.(a)	265,382	17,016,294

		45,911,307

Household Products — 0.8%
Clorox Co. (The)	63,706	9,819,643

Industrial Conglomerates — 1.8%
Roper Technologies, Inc.	76,333	20,344,271

Interactive Media & Services — 1.4%
IAC/InterActiveCorp*	49,933	9,139,736
Twitter, Inc.*	241,625	6,944,303

		16,084,039

Internet & Direct Marketing Retail — 0.6%
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	159,554	2,825,701
GrubHub, Inc.*(a)	51,654	3,967,544

		6,793,245

IT Services — 12.6%
Black Knight, Inc.*	464,628	20,936,138
Fidelity National Information Services, Inc.	199,411	20,449,598
Fiserv, Inc.*	349,515	25,685,857
Global Payments, Inc.(a)	251,004	25,886,043
GoDaddy, Inc. (Class A Stock)*	363,299	23,839,680
Square, Inc. (Class A Stock)*	109,048	6,116,502
Total System Services, Inc.	280,079	22,767,622

		145,681,440

Life Sciences Tools & Services — 5.1%
Agilent Technologies, Inc.	331,410	22,356,919
Illumina, Inc.*	61,267	18,375,811
Mettler-Toledo International, Inc.*	14,348	8,114,942
PRA Health Sciences, Inc.*	110,195	10,133,532

		58,981,204

Machinery — 4.8%
Fortive Corp.	211,780	14,329,035
IDEX Corp.	107,326	13,550,981
Ingersoll-Rand PLC	76,961	7,021,152
John Bean Technologies Corp.(a)	155,853	11,191,804

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Xylem, Inc.	137,744	$9,190,280

		55,283,252

Multiline Retail — 2.8%
Dollar General Corp.	295,205	31,905,756

Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy, Inc.*	206,840	12,242,860
Concho Resources, Inc.*	82,307	8,460,337
Diamondback Energy, Inc.	88,079	8,164,923

		28,868,120

Pharmaceuticals — 1.4%
Elanco Animal Health, Inc.*(a)	170,458	5,374,541
Zoetis, Inc.	119,939	10,259,582

		15,634,123

Professional Services — 1.4%
Verisk Analytics, Inc.*	146,903	16,018,303

Road & Rail — 0.7%
Old Dominion Freight Line, Inc.	67,150	8,292,354

Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.*(a)	405,196	7,479,918
Analog Devices, Inc.	194,867	16,725,435
Marvell Technology Group Ltd.	1,002,225	16,226,023
Maxim Integrated Products, Inc.	241,625	12,286,631

		52,718,007

Software — 9.1%
Atlassian Corp. PLC (Class A Stock)*	74,932	6,667,449
Autodesk, Inc.*	120,925	15,552,164
Citrix Systems, Inc.	137,744	14,113,250
Intuit, Inc.	105,029	20,674,959
PTC, Inc.*(a)	148,649	12,323,002
ServiceNow, Inc.*(a)	119,216	21,226,409
Splunk, Inc.*	86,090	9,026,537
Workday, Inc. (Class A Stock)*	38,784	6,193,029

		105,776,799

Specialty Retail — 3.4%
Five Below, Inc.*	96,878	9,912,557
Ross Stores, Inc.	258,417	21,500,294
Tiffany & Co.	99,864	8,040,051

		39,452,902

Textiles, Apparel & Luxury Goods — 2.0%
Lululemon Athletica, Inc.*	108,762	13,226,547
PVH Corp.	112,945	10,498,238

		23,724,785

TOTAL LONG-TERM INVESTMENTS (cost $1,081,573,065)		1,137,460,038

SHORT-TERM INVESTMENTS — 12.5%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	17,818,299	$17,818,299
PGIM Institutional Money Market Fund (cost $127,402,301; includes $127,165,247 of cash collateral for securities on loan)(b)(w)	127,402,780	127,390,040

TOTAL SHORT-TERM INVESTMENTS (cost $145,220,600)		145,208,339

TOTAL INVESTMENTS — 110.6% (cost $1,226,793,665)		1,282,668,377
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.6)%		(122,495,780)

NET ASSETS — 100.0%		$1,160,172,597

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $125,848,375; cash collateral of $127,165,247 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$33,728,598	$—	$—
Air Freight & Logistics	7,137,073	—	—
Auto Components	9,859,081	—	—
Banks	15,461,161	—	—
Beverages	25,732,525	—	—
Biotechnology	43,978,544	—	—
Capital Markets	55,473,635	—	—
Chemicals	12,950,910	—	—
Commercial Services & Supplies	11,569,807	—	—
Construction Materials	5,925,906	—	—
Containers & Packaging	15,827,866	—	—
Diversified Consumer Services	20,077,383	—	—
Electrical Equipment	13,672,120	—	—
Electronic Equipment, Instruments & Components	29,992,146	—	—
Entertainment	5,146,089	—	—
Equity Real Estate Investment Trusts (REITs)	30,605,129	—	—
Food Products	21,070,215	—	—
Health Care Equipment & Supplies	97,962,300	—	—
Hotels, Restaurants & Leisure	45,911,307	—	—
Household Products	9,819,643	—	—
Industrial Conglomerates	20,344,271	—	—
Interactive Media & Services	16,084,039	—	—
Internet & Direct Marketing Retail	6,793,245	—	—
IT Services	145,681,440	—	—
Life Sciences Tools & Services	58,981,204	—	—
Machinery	55,283,252	—	—
Multiline Retail	31,905,756	—	—
Oil, Gas & Consumable Fuels	28,868,120	—	—
Pharmaceuticals	15,634,123	—	—
Professional Services	16,018,303	—	—
Road & Rail	8,292,354	—	—
Semiconductors & Semiconductor Equipment	52,718,007	—	—
Software	105,776,799	—	—
Specialty Retail	39,452,902	—	—
Textiles, Apparel & Luxury Goods	23,724,785	—	—
Affiliated Mutual Funds	145,208,339	—	—

Total	$1,282,668,377	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

IT Services	12.6%
Affiliated Mutual Funds (11.0% represents investments purchased with collateral from securities on loan)	12.5
Software	9.1
Health Care Equipment & Supplies	8.4

Life Sciences Tools & Services	5.1%
Capital Markets	4.8
Machinery	4.8
Semiconductors & Semiconductor Equipment	4.5
Hotels, Restaurants & Leisure	4.0
Biotechnology	3.8
Specialty Retail	3.4
Aerospace & Defense	2.9
Multiline Retail	2.8
Equity Real Estate Investment Trusts (REITs)	2.6
Electronic Equipment, Instruments & Components	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (cont.)
Oil, Gas & Consumable Fuels	2.5%
Beverages	2.2
Textiles, Apparel & Luxury Goods	2.0
Food Products	1.8
Industrial Conglomerates	1.8
Diversified Consumer Services	1.7
Interactive Media & Services	1.4
Professional Services	1.4
Containers & Packaging	1.4
Pharmaceuticals	1.4
Banks	1.3
Electrical Equipment	1.2
Chemicals	1.1

Commercial Services & Supplies	1.0%
Auto Components	0.9
Household Products	0.8
Road & Rail	0.7
Air Freight & Logistics	0.6
Internet & Direct Marketing Retail	0.6
Construction Materials	0.5
Entertainment	0.4

110.6
Liabilities in excess of other assets	(10.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$125,848,375	$(125,848,375)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $125,848,375:
Unaffiliated investments (cost $1,081,573,065)	$1,137,460,038
Affiliated investments (cost $145,220,600)	145,208,339
Cash	41,154
Receivable for Portfolio shares sold	5,022,677
Dividends receivable	679,713
Tax reclaim receivable	18,866
Prepaid expenses and other assets	23,196

Total Assets	1,288,453,983

LIABILITIES:
Payable to broker for collateral for securities on loan	127,165,247
Payable for Portfolio shares repurchased	406,135
Management fees payable	350,090
Accrued expenses and other liabilities	294,118
Distribution fee payable	46,561
Payable to affiliate	18,866
Affiliated transfer agent fee payable	369

Total Liabilities	128,281,386

NET ASSETS	$1,160,172,597

Net assets were comprised of:
Partners Equity	$1,160,172,597

Net asset value and redemption price per share, $1,160,172,597 / 128,577,971 outstanding shares of beneficial interest	$9.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$9,084,061
Affiliated dividend income	975,092
Income from securities lending, net (including affiliated income of $335,371)	427,967

10,487,120

EXPENSES
Management fees	11,466,453
Distribution fee	3,523,817
Custodian and accounting fees	116,202
Audit fee	25,267
Trustees’ fees	24,442
Legal fees and expenses	14,529
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,958
Miscellaneous	30,671

Total expenses	15,213,326
Less: Fee waivers and/or expense reimbursement	(1,409,527)

Net expenses	13,803,799

NET INVESTMENT INCOME (LOSS)	(3,316,679)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(14,613))	192,980,378

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,243))	(239,341,340)
Foreign currencies	(245)

(239,341,585)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(46,361,207)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(49,677,886)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(3,316,679)	$(3,359,395)
Net realized gain (loss) on investment transactions	192,980,378	107,366,072
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(239,341,585)	211,776,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,677,886)	315,782,953

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [7,056,388 and 8,538,742 shares, respectively]	68,583,427	71,979,958
Portfolio share repurchased [30,882,162 and 15,492,735 shares, respectively]	(295,736,214)	(133,582,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(227,152,787)	(61,602,066)

CAPITAL CONTRIBUTIONS	15,618	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(276,815,055)	254,180,887
NET ASSETS:
Beginning of year	1,436,987,652	1,182,806,765

End of year	$1,160,172,597	$1,436,987,652

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS — 96.9%	Shares	Value
Aerospace & Defense — 1.8%
AAR Corp.	37,682	$1,407,046
Aerojet Rocketdyne Holdings, Inc.*	42,648	1,502,489
Curtiss-Wright Corp.	37,927	3,873,105
Esterline Technologies Corp.*	31,480	3,823,245
Mercury Systems, Inc.*	16,726	790,973
Moog, Inc. (Class A Stock)	40,356	3,126,783

		14,523,641

Air Freight & Logistics — 1.1%
Air Transport Services Group, Inc.*	223,147	5,089,983
Atlas Air Worldwide Holdings, Inc.*	9,754	411,521
Echo Global Logistics, Inc.*	65,870	1,339,137
XPO Logistics, Inc.*	29,653	1,691,407

		8,532,048

Airlines — 1.3%
SkyWest, Inc.	107,844	4,795,823
Spirit Airlines, Inc.*	97,366	5,639,439

		10,435,262

Auto Components — 0.3%
American Axle & Manufacturing Holdings, Inc.*(a)	153,601	1,704,971
Standard Motor Products, Inc.	17,759	860,068

		2,565,039

Banks — 17.4%
Amalgamated Bank (Class A Stock)(a)	98,777	1,926,152
Ameris Bancorp	87,781	2,780,024
BancorpSouth Bank	117,730	3,077,462
Banner Corp.	134,092	7,171,240
Boston Private Financial Holdings, Inc.	183,985	1,944,721
Brookline Bancorp, Inc.	198,912	2,748,964
Bryn Mawr Bank Corp.	50,859	1,749,550
CenterState Bank Corp.	210,013	4,418,674
Chemical Financial Corp.	136,917	5,012,531
Columbia Banking System, Inc.	186,289	6,760,428
Community Bank System, Inc.(a)	96,307	5,614,698
ConnectOne Bancorp, Inc.	138,199	2,552,536
CVB Financial Corp.(a)	320,968	6,493,183
FB Financial Corp.	47,351	1,658,232
First Financial Bankshares, Inc.(a)	95,056	5,483,781
First Merchants Corp.	147,451	5,053,146
First Midwest Bancorp, Inc.	182,329	3,611,937
First of Long Island Corp. (The)	66,720	1,331,063
Flushing Financial Corp.	97,986	2,109,639
Glacier Bancorp, Inc.(a)	168,835	6,689,243
Great Western Bancorp, Inc.	194,356	6,073,625
Guaranty Bancorp	68,119	1,413,469
Heritage Financial Corp.	93,482	2,778,285
Home BancShares, Inc.	155,243	2,536,671
Independent Bank Corp.(a)	85,164	5,987,881
Independent Bank Group, Inc.	72,157	3,302,626
Lakeland Financial Corp.	97,427	3,912,668
LegacyTexas Financial Group, Inc.	180,522	5,792,951
National Commerce Corp.*	48,555	1,747,979
Old Line Bancshares, Inc.	32,739	861,690
Pacific Premier Bancorp, Inc.*	38,581	984,587

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Pinnacle Financial Partners, Inc.	93,292	$4,300,761
Renasant Corp.	156,226	4,714,901
Sandy Spring Bancorp, Inc.	63,350	1,985,389
South State Corp.	76,139	4,564,533
Texas Capital Bancshares, Inc.*	22,112	1,129,702
Towne Bank	96,745	2,317,043
TriCo Bancshares	66,183	2,236,324
Union Bankshares Corp.	92,517	2,611,755

		137,440,044

Biotechnology — 0.2%
Emergent BioSolutions, Inc.*	33,138	1,964,421

Building Products — 0.2%
Universal Forest Products, Inc.	54,508	1,415,028

Capital Markets — 1.5%
BrightSphere Investment Group PLC	230,767	2,464,592
Houlihan Lokey, Inc.	75,876	2,792,237
Stifel Financial Corp.	117,346	4,860,471
Virtu Financial, Inc. (Class A Stock)(a)	67,684	1,743,540

		11,860,840

Chemicals — 1.8%
HB Fuller Co.	97,611	4,165,061
Ingevity Corp.*	45,043	3,769,649
Quaker Chemical Corp.	18,715	3,325,843
Sensient Technologies Corp.	53,354	2,979,821
Tronox Ltd. (Class A Stock)	23,057	179,383

		14,419,757

Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	84,999	2,729,318
Advanced Disposal Services, Inc.*	136,414	3,265,751
Brady Corp. (Class A Stock)	69,088	3,002,564
Mobile Mini, Inc.	67,376	2,139,187
US Ecology, Inc.	30,446	1,917,489

		13,054,309

Communications Equipment — 2.6%
Ciena Corp.*	218,287	7,402,112
NetScout Systems, Inc.*(a)	220,309	5,205,902
Plantronics, Inc.	42,999	1,423,267
Viavi Solutions, Inc.*	677,824	6,812,131

		20,843,412

Construction & Engineering — 1.2%
EMCOR Group, Inc.	54,631	3,260,924
Granite Construction, Inc.	50,935	2,051,662
KBR, Inc.	271,564	4,122,342

		9,434,928

Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc.*	129,821	6,143,130
Chegg, Inc.*	94,320	2,680,574

		8,823,704

Electric Utilities — 4.6%
ALLETE, Inc.	123,388	9,404,633
El Paso Electric Co.	85,824	4,302,357
IDACORP, Inc.	94,273	8,773,045
PNM Resources, Inc.	149,908	6,159,720

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Portland General Electric Co.	170,908	$7,836,132

		36,475,887

Electronic Equipment, Instruments & Components — 1.7%
CTS Corp.	118,736	3,074,075
II-VI, Inc.*(a)	68,253	2,215,492
Knowles Corp.*(a)	140,846	1,874,660
Rogers Corp.*	17,415	1,725,130
SYNNEX Corp.	55,265	4,467,623

		13,356,980

Energy Equipment & Services — 1.1%
Apergy Corp.*	177,681	4,811,601
Cactus, Inc. (Class A Stock)*	139,760	3,830,822
NCS Multistage Holdings, Inc.*(a)	78,777	400,975

		9,043,398

Entertainment — 0.7%
Live Nation Entertainment, Inc.*(a)	109,635	5,399,524

Equity Real Estate Investment Trusts (REITs) — 10.3%
Acadia Realty Trust	321,080	7,628,861
Chatham Lodging Trust	96,827	1,711,901
Chesapeake Lodging Trust	351,128	8,549,967
Columbia Property Trust, Inc.	394,562	7,634,775
CyrusOne, Inc.(a)	139,097	7,355,449
Healthcare Realty Trust, Inc.(a)	271,558	7,723,110
Hudson Pacific Properties, Inc.	128,249	3,726,916
Life Storage, Inc.	53,229	4,949,765
National Health Investors, Inc.	106,260	8,026,880
Pebblebrook Hotel Trust(a)	293,419	8,306,692
Preferred Apartment Communities, Inc. (Class A Stock)	128,073	1,800,706
PS Business Parks, Inc.	57,178	7,490,318
RLJ Lodging Trust	387,215	6,350,326

		81,255,666

Food & Staples Retailing — 0.3%
Performance Food Group Co.*	76,012	2,452,907
SpartanNash Co.	13,064	224,440

		2,677,347

Food Products — 2.1%
B&G Foods, Inc.(a)	120,987	3,497,734
Darling Ingredients, Inc.*	246,894	4,750,241
Hostess Brands, Inc.*(a)	47,097	515,241
Nomad Foods Ltd. (United Kingdom)*	137,998	2,307,327
Sanderson Farms, Inc.(a)	9,823	975,326
Simply Good Foods Co. (The)*	236,676	4,473,176

		16,519,045

Gas Utilities — 2.1%
Chesapeake Utilities Corp.	56,976	4,632,149
New Jersey Resources Corp.	140,640	6,423,029
South Jersey Industries, Inc.(a)	187,977	5,225,761

		16,280,939

Health Care Equipment & Supplies — 1.9%
Avanos Medical, Inc.*	111,707	5,003,357
CONMED Corp.	65,442	4,201,376
Orthofix Medical, Inc.*	50,818	2,667,437

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Wright Medical Group NV*(a)	111,674	$3,039,766

		14,911,936

Health Care Providers & Services — 0.4%
Acadia Healthcare Co., Inc.*(a)	59,719	1,535,375
AMN Healthcare Services, Inc.*(a)	34,933	1,979,304

		3,514,679

Health Care Technology — 0.9%
Allscripts Healthcare Solutions, Inc.*	557,544	5,374,724
HMS Holdings Corp.*	60,177	1,692,779

		7,067,503

Hotels, Restaurants & Leisure — 1.8%
Belmond Ltd. (United Kingdom) (Class A Stock)*	44,834	1,122,195
Boyd Gaming Corp.	10,963	227,811
Brinker International, Inc.(a)	17,888	786,714
Dine Brands Global, Inc.(a)	44,606	3,003,768
Eldorado Resorts, Inc.*(a)	135,337	4,900,553
Jack in the Box, Inc.	28,716	2,229,223
Marriott Vacations Worldwide Corp.	3,274	230,850
Wendy’s Co. (The)	126,506	1,974,759

		14,475,873

Household Durables — 1.4%
Helen of Troy Ltd.*	22,357	2,932,791
KB Home	65,952	1,259,683
Meritage Homes Corp.*	76,542	2,810,622
Taylor Morrison Home Corp. (Class A Stock)*	98,786	1,570,697
TopBuild Corp.*	46,703	2,101,635

		10,675,428

Household Products — 0.4%
Central Garden & Pet Co. (Class A Stock)*	106,593	3,331,031

Insurance — 5.3%
AMERISAFE, Inc.(a)	45,227	2,563,919
CNO Financial Group, Inc.	261,009	3,883,814
Enstar Group Ltd. (Bermuda)*	20,205	3,385,752
James River Group Holdings Ltd.	108,964	3,981,545
Kemper Corp.	60,796	4,035,638
Kinsale Capital Group, Inc.	86,761	4,820,441
Primerica, Inc.	38,131	3,725,780
ProAssurance Corp.	78,133	3,169,074
RLI Corp.(a)	64,164	4,426,674
Selective Insurance Group, Inc.	125,520	7,649,189

		41,641,826

Interactive Media & Services — 0.4%
Cars.com, Inc.*(a)	156,838	3,372,017

Internet & Direct Marketing Retail — 0.1%
Liberty Expedia Holdings, Inc. (Class A Stock)*	11,134	435,451

IT Services — 1.2%
CACI International, Inc. (Class A Stock)*	45,928	6,615,010
LiveRamp Holdings, Inc.*(a)	64,713	2,499,863

		9,114,873

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.0%
Callaway Golf Co.	7,411	$113,388

Life Sciences Tools & Services — 0.8%
Cambrex Corp.*(a)	51,129	1,930,631
Syneos Health, Inc.*(a)	116,178	4,571,604

		6,502,235

Machinery — 3.6%
CIRCOR International, Inc.*(a)	77,856	1,658,333
Federal Signal Corp.	157,132	3,126,927
ITT, Inc.	70,475	3,401,828
Navistar International Corp.*	52,659	1,366,501
RBC Bearings, Inc.*	25,298	3,316,568
Rexnord Corp.*	269,793	6,191,749
Tennant Co.	26,582	1,385,188
TriMas Corp.*	175,049	4,777,087
Watts Water Technologies, Inc. (Class A Stock)	49,301	3,181,394

		28,405,575

Media — 1.3%
Liberty Latin America Ltd. (Chile)*(a)	164,063	2,390,398
MSG Networks, Inc. (Class A Stock)*	84,819	1,998,336
Nexstar Media Group, Inc. (Class A Stock)(a)	31,319	2,462,926
Sinclair Broadcast Group, Inc. (Class A Stock)	14,376	378,664
TEGNA, Inc.	301,790	3,280,457

		10,510,781

Metals & Mining — 1.7%
Allegheny Technologies, Inc. (Class C Stock)*(a)	260,475	5,670,541
Carpenter Technology Corp.(a)	22,009	783,740
Cleveland-Cliffs, Inc.*(a)	160,355	1,233,130
Commercial Metals Co.	151,194	2,422,128
Constellium NV (Class A Stock)*	256,168	1,790,614
Royal Gold, Inc.	20,173	1,727,817

		13,627,970

Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	83,806	2,670,059
Granite Point Mortgage Trust, Inc.	157,131	2,833,072
MFA Financial, Inc.	795,582	5,314,488
PennyMac Mortgage Investment Trust	161,626	3,009,476
Two Harbors Investment Corp.	369,289	4,741,671

		18,568,766

Multiline Retail — 0.1%
Big Lots, Inc.(a)	36,462	1,054,481

Oil, Gas & Consumable Fuels — 4.2%
Callon Petroleum Co.*(a)	618,618	4,014,831
Centennial Resource Development, Inc. (Class A Stock)*(a)	176,521	1,945,261
Delek US Holdings, Inc.	71,901	2,337,502
Falcon Minerals Corp.*(a)	266,824	2,268,003
Golar LNG Ltd. (Bermuda)(a)	251,949	5,482,410
Matador Resources Co.*	80,927	1,256,796
PBF Energy, Inc. (Class A Stock)	38,559	1,259,723

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.*	96,647	$2,876,215
SM Energy Co.	94,851	1,468,293
Viper Energy Partners LP	164,268	4,277,539
WPX Energy, Inc.*	494,273	5,609,999

		32,796,572

Personal Products — 0.1%
Edgewell Personal Care Co.*(a)	20,450	763,808

Pharmaceuticals — 0.2%
Mallinckrodt PLC*(a)	121,296	1,916,477

Professional Services — 0.4%
ASGN, Inc.*	52,065	2,837,543

Real Estate Management & Development — 0.6%
Kennedy-Wilson Holdings, Inc.	241,197	4,382,549

Road & Rail — 0.4%
Saia, Inc.*	49,947	2,788,042

Semiconductors & Semiconductor Equipment — 2.7%
Cree, Inc.*(a)	154,036	6,588,890
Entegris, Inc.(a)	151,539	4,227,180
Lattice Semiconductor Corp.*	504,466	3,490,905
Semtech Corp.*	73,586	3,375,390
Silicon Laboratories, Inc.*	20,839	1,642,322
Synaptics, Inc.*(a)	53,342	1,984,856

		21,309,543

Software — 2.1%
CommVault Systems, Inc.*	96,302	5,690,485
Cornerstone OnDemand, Inc.*	104,502	5,270,036
Verint Systems, Inc.*	139,924	5,920,184

		16,880,705

Specialty Retail — 2.6%
Aaron’s, Inc.	88,915	3,738,876
Asbury Automotive Group, Inc.*	31,409	2,093,724
Ascena Retail Group, Inc.*	54,971	137,977
At Home Group, Inc.*(a)	47,148	879,782
Bed Bath & Beyond, Inc.(a)	26,531	300,331
Burlington Stores, Inc.*	42,053	6,840,762
Caleres, Inc.	20,536	571,517
Children’s Place, Inc. (The)(a)	17,459	1,572,881
DSW, Inc. (Class A Stock)	41,334	1,020,950
GameStop Corp. (Class A Stock)(a)	34,507	435,478
Guess?, Inc.	45,714	949,480
Hudson Ltd. (Class A Stock)*	90,896	1,558,866
Signet Jewelers Ltd.	12,562	399,095

		20,499,719

Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co.	29,695	2,497,053
G-III Apparel Group Ltd.*	15,830	441,499
Movado Group, Inc.	12,188	385,385
Wolverine World Wide, Inc.	70,526	2,249,074

		5,573,011

Thrifts & Mortgage Finance — 2.4%
MGIC Investment Corp.*	623,043	6,517,030
OceanFirst Financial Corp.	186,200	4,191,361
Provident Financial Services, Inc.	157,656	3,804,239

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (continued)
Washington Federal, Inc.	170,379	$4,550,823

		19,063,453

Trading Companies & Distributors — 1.7%
Beacon Roofing Supply, Inc.*	140,963	4,471,346
Foundation Building Materials, Inc.*	140,892	1,170,813
H&E Equipment Services, Inc.	101,424	2,071,078
Kaman Corp.	54,734	3,070,030
Univar, Inc.*	159,809	2,835,012

		13,618,279

TOTAL LONG-TERM INVESTMENTS (cost $768,775,813)		766,074,733

SHORT-TERM INVESTMENTS — 18.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	20,625,129	20,625,129
PGIM Institutional Money Market Fund (cost $124,823,467; includes $124,566,066 of cash collateral forsecurities on loan)(b)(w)	124,816,456	124,803,974

TOTAL SHORT-TERM INVESTMENTS (cost $145,448,596)		145,429,103

Value
TOTAL INVESTMENTS — 115.3% (cost $914,224,409)	$911,503,836
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.3)%	(120,971,975)

NET ASSETS — 100.0%	$790,531,861

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,441,988; cash collateral of $124,566,066 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$14,523,641	$—	$—
Air Freight & Logistics	8,532,048	—	—
Airlines	10,435,262	—	—
Auto Components	2,565,039	—	—
Banks	137,440,044	—	—
Biotechnology	1,964,421	—	—
Building Products	1,415,028	—	—
Capital Markets	11,860,840	—	—
Chemicals	14,419,757	—	—
Commercial Services & Supplies	13,054,309	—	—
Communications Equipment	20,843,412	—	—
Construction & Engineering	9,434,928	—	—
Diversified Consumer Services	8,823,704	—	—
Electric Utilities	36,475,887	—	—
Electronic Equipment, Instruments & Components	13,356,980	—	—
Energy Equipment & Services	9,043,398	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Entertainment	$5,399,524	$—	$—
Equity Real Estate Investment Trusts (REITs)	81,255,666	—	—
Food & Staples Retailing	2,677,347	—	—
Food Products	16,519,045	—	—
Gas Utilities	16,280,939	—	—
Health Care Equipment & Supplies	14,911,936	—	—
Health Care Providers & Services	3,514,679	—	—
Health Care Technology	7,067,503	—	—
Hotels, Restaurants & Leisure	14,475,873	—	—
Household Durables	10,675,428	—	—
Household Products	3,331,031	—	—
Insurance	41,641,826	—	—
Interactive Media & Services	3,372,017	—	—
Internet & Direct Marketing Retail	435,451	—	—
IT Services	9,114,873	—	—
Leisure Products	113,388	—	—
Life Sciences Tools & Services	6,502,235	—	—
Machinery	28,405,575	—	—
Media	10,510,781	—	—
Metals & Mining	13,627,970	—	—
Mortgage Real Estate Investment Trusts (REITs)	18,568,766	—	—
Multiline Retail	1,054,481	—	—
Oil, Gas & Consumable Fuels	32,796,572	—	—
Personal Products	763,808	—	—
Pharmaceuticals	1,916,477	—	—
Professional Services	2,837,543	—	—
Real Estate Management & Development	4,382,549	—	—
Road & Rail	2,788,042	—	—
Semiconductors & Semiconductor Equipment	21,309,543	—	—
Software	16,880,705	—	—
Specialty Retail	20,499,719	—	—
Textiles, Apparel & Luxury Goods	5,573,011	—	—
Thrifts & Mortgage Finance	19,063,453	—	—
Trading Companies & Distributors	13,618,279	—	—
Affiliated Mutual Funds	145,429,103	—	—

Total	$911,503,836	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (15.8% represents investments purchased with collateral from securities on loan)	18.4%
Banks	17.4
Equity Real Estate Investment Trusts (REITs)	10.3
Insurance	5.3
Electric Utilities	4.6
Oil, Gas & Consumable Fuels	4.2
Machinery	3.6
Semiconductors & Semiconductor Equipment	2.7
Communications Equipment	2.6
Specialty Retail	2.6
Thrifts & Mortgage Finance	2.4
Mortgage Real Estate Investment Trusts (REITs)	2.4
Software	2.1
Food Products	2.1
Gas Utilities	2.1
Health Care Equipment & Supplies	1.9

Aerospace & Defense	1.8%
Hotels, Restaurants & Leisure	1.8
Chemicals	1.8
Metals & Mining	1.7
Trading Companies & Distributors	1.7
Electronic Equipment, Instruments & Components	1.7
Commercial Services & Supplies	1.7
Capital Markets	1.5
Household Durables	1.4
Media	1.3
Airlines	1.3
Construction & Engineering	1.2
IT Services	1.2
Energy Equipment & Services	1.1
Diversified Consumer Services	1.1
Air Freight & Logistics	1.1
Health Care Technology	0.9
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.7
Entertainment	0.7
Real Estate Management & Development	0.6
Health Care Providers & Services	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (cont.)
Interactive Media & Services	0.4%
Household Products	0.4
Professional Services	0.4
Road & Rail	0.4
Food & Staples Retailing	0.3
Auto Components	0.3
Biotechnology	0.2
Pharmaceuticals	0.2
Building Products	0.2
Multiline Retail	0.1

Personal Products	0.1%
Internet & Direct Marketing Retail	0.1
Leisure Products	0.0 *

115.3
Liabilities in excess of other assets	(15.3)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$122,441,988	$(122,441,988)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $122,441,988:
Unaffiliated investments (cost $768,775,813)	$766,074,733
Affiliated investments (cost $145,448,596)	145,429,103
Receivable for Portfolio shares sold	2,479,351
Dividends receivable	2,015,810
Receivable for investments sold	99,765
Tax reclaim receivable	32,494
Prepaid expenses	7,467

Total Assets	916,138,723

LIABILITIES:
Payable to broker for collateral for securities on loan	124,566,066
Management fees payable	368,115
Accrued expenses and other liabilities	309,455
Payable for investments purchased	298,306
Payable to affiliate	32,494
Distribution fee payable	31,716
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	341

Total Liabilities	125,606,862

NET ASSETS	$790,531,861

Net assets were comprised of:
Partners Equity	$790,531,861

Net asset value and redemption price per share, $790,531,861 / 38,726,406 outstanding shares of beneficial interest	$20.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$13,456,408
Income from securities lending, net (including affiliated income of $462,086)	488,130
Affiliated dividend income	390,888

14,335,426

EXPENSES
Management fees	7,536,330
Distribution fee	2,452,269
Custodian and accounting fees	117,846
Audit fee	23,300
Trustees’ fees	19,930
Legal fees and expenses	13,155
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,092
Miscellaneous	27,550

Total expenses	10,203,459
Less: Fee waiver and/or expense reimbursement	(127,518)

Net expenses	10,075,941

NET INVESTMENT INCOME (LOSS)	4,259,485

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(11,679))	80,832,005

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,639))	(216,756,057)
Foreign currencies	(507)

(216,756,564)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(135,924,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(131,665,074)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,259,485	$4,766,024
Net realized gain (loss) on investment transactions	80,832,005	89,856,571
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(216,756,564)	18,332,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(131,665,074)	112,955,065

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [865,881 and 2,093,476 shares, respectively]	19,441,459	45,036,704
Portfolio share repurchased [5,280,956 and 3,028,906 shares, respectively]	(121,806,930)	(66,713,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(102,365,471)	(21,676,375)

CAPITAL CONTRIBUTIONS	24,786	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,005,759)	91,278,690
NET ASSETS:
Beginning of year	1,024,537,620	933,258,930

End of year	$790,531,861	$1,024,537,620

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.5%
Embraer SA (Brazil), ADR(a)	410,900	$9,093,217

Auto Components — 2.1%
Adient PLC(a)	759,600	11,439,575
Magna International, Inc. (Canada)	541,000	24,588,450

		36,028,025

Automobiles — 4.0%
General Motors Co.(a)	1,661,700	55,583,865
Harley-Davidson, Inc.(a)	374,100	12,764,292

		68,348,157

Banks — 12.2%
Bank of America Corp.	1,552,754	38,259,859
Citigroup, Inc.	1,308,960	68,144,458
Citizens Financial Group, Inc.	1,149,000	34,159,770
Wells Fargo & Co.	1,457,983	67,183,857

		207,747,944

Beverages — 1.5%
PepsiCo, Inc.	230,100	25,421,448

Building Products — 2.0%
Johnson Controls International PLC	1,145,807	33,973,178

Capital Markets — 5.5%
Goldman Sachs Group, Inc. (The)	306,800	51,250,940
State Street Corp.	674,600	42,547,022

		93,797,962

Communications Equipment — 1.4%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	2,671,200	23,693,544

Consumer Finance — 3.8%
Capital One Financial Corp.	486,100	36,744,299
Discover Financial Services	463,300	27,325,434

		64,069,733

Containers & Packaging — 1.8%
International Paper Co.	750,300	30,282,108

Diversified Financial Services — 1.5%
AXA Equitable Holdings, Inc.(a)	1,576,100	26,210,543

Electric Utilities — 2.6%
PPL Corp.	782,300	22,162,559
Southern Co. (The)	503,000	22,091,760

		44,254,319

Electronic Equipment, Instruments & Components — 1.8%
Corning, Inc.	996,500	30,104,265

Energy Equipment & Services — 1.5%
National Oilwell Varco, Inc.	1,002,800	25,771,960

Food Products — 1.5%
Mondelez International, Inc. (Class A Stock)	637,300	25,511,119

Health Care Equipment & Supplies — 2.9%
Koninklijke Philips NV (Netherlands), NVDR(a)	244,384	8,580,322
Medtronic PLC	279,600	25,432,415
Zimmer Biomet Holdings, Inc.	146,400	15,184,608

		49,197,345

Health Care Providers & Services — 1.0%
Anthem, Inc.	65,000	17,070,950

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates — 3.4%
General Electric Co.	7,617,600	$57,665,232

Insurance — 6.5%
American International Group, Inc.	2,167,800	85,432,998
Travelers Cos., Inc. (The)	213,800	25,602,550

		111,035,548

Machinery — 4.9%
CNH Industrial NV (United Kingdom)(a)	3,707,700	34,147,917
Cummins, Inc.	305,200	40,786,928
PACCAR, Inc.	148,400	8,479,576

		83,414,421

Media — 5.8%
CBS Corp. (Class B Stock)	470,800	20,583,376
Comcast Corp. (Class A Stock)	1,006,900	34,284,945
Discovery, Inc. (Class C Stock)*	1,945,300	44,897,524

		99,765,845

Oil, Gas & Consumable Fuels — 11.3%
Apache Corp.(a)	1,452,000	38,115,000
Hess Corp.	873,500	35,376,750
Marathon Oil Corp.	2,960,200	42,449,268
Marathon Petroleum Corp.	173,861	10,259,553
Murphy Oil Corp.	1,452,600	33,976,314
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	550,893	32,100,535

		192,277,420

Personal Products — 1.0%
Unilever PLC (United Kingdom), ADR	323,500	16,902,875

Pharmaceuticals — 2.7%
GlaxoSmithKline PLC (United Kingdom), ADR	664,900	25,405,829
Sanofi (France), ADR(a)	467,900	20,311,539

		45,717,368

Professional Services — 0.5%
ManpowerGroup, Inc.	130,700	8,469,360

Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	179,500	16,962,750

Software — 5.7%
Microsoft Corp.	459,150	46,635,866
Oracle Corp.	1,119,300	50,536,395

		97,172,261

Specialty Retail — 0.3%
Bed Bath & Beyond, Inc.(a)	479,000	5,422,280

Technology Hardware, Storage & Peripherals — 4.0%
Hewlett Packard Enterprise Co.	5,150,800	68,042,068

Wireless Telecommunication Services — 2.2%
Vodafone Group PLC (United Kingdom), ADR	1,945,245	37,504,324

TOTAL LONG-TERM INVESTMENTS (cost $1,827,200,273)		1,650,927,569

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 13.4%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	149,392,626	$149,392,626
PGIM Institutional Money Market Fund (cost $79,758,339; includes $79,516,726 of cash collateral for securities on loan)(b)(w)	79,759,236	79,751,260

TOTAL SHORT-TERM INVESTMENTS (cost $229,150,965)		229,143,886

TOTAL INVESTMENTS — 110.3% (cost $2,056,351,238)		1,880,071,455
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.3)%		(175,651,966)

NET ASSETS — 100.0%		$1,704,419,489

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,988,220; cash collateral of $79,516,726 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$9,093,217	$—	$—
Auto Components	36,028,025	—	—
Automobiles	68,348,157	—	—
Banks	207,747,944	—	—
Beverages	25,421,448	—	—
Building Products	33,973,178	—	—
Capital Markets	93,797,962	—	—
Communications Equipment	23,693,544	—	—
Consumer Finance	64,069,733	—	—
Containers & Packaging	30,282,108	—	—
Diversified Financial Services	26,210,543	—	—
Electric Utilities	44,254,319	—	—
Electronic Equipment, Instruments & Components	30,104,265	—	—
Energy Equipment & Services	25,771,960	—	—
Food Products	25,511,119	—	—
Health Care Equipment & Supplies	49,197,345	—	—
Health Care Providers & Services	17,070,950	—	—
Industrial Conglomerates	57,665,232	—	—
Insurance	111,035,548	—	—
Machinery	83,414,421	—	—
Media	99,765,845	—	—
Oil, Gas & Consumable Fuels	192,277,420	—	—
Personal Products	16,902,875	—	—
Pharmaceuticals	45,717,368	—	—
Professional Services	8,469,360	—	—
Semiconductors & Semiconductor Equipment	16,962,750	—	—
Software	97,172,261	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Specialty Retail	$5,422,280	$—	$—
Technology Hardware, Storage & Peripherals	68,042,068	—	—
Wireless Telecommunication Services	37,504,324	—	—
Affiliated Mutual Funds	229,143,886	—	—

Total	$1,880,071,455	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	13.4%
Banks	12.2
Oil, Gas & Consumable Fuels	11.3
Insurance	6.5
Media	5.8
Software	5.7
Capital Markets	5.5
Machinery	4.9
Automobiles	4.0
Technology Hardware, Storage & Peripherals	4.0
Consumer Finance	3.8
Industrial Conglomerates	3.4
Health Care Equipment & Supplies	2.9
Pharmaceuticals	2.7

Electric Utilities	2.6%
Wireless Telecommunication Services	2.2
Auto Components	2.1
Building Products	2.0
Containers & Packaging	1.8
Electronic Equipment, Instruments & Components	1.8
Diversified Financial Services	1.5
Energy Equipment & Services	1.5
Food Products	1.5
Beverages	1.5
Communications Equipment	1.4
Health Care Providers & Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Personal Products	1.0
Aerospace & Defense	0.5
Professional Services	0.5
Specialty Retail	0.3

110.3
Liabilities in excess of other assets	(10.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$77,988,220	$(77,988,220)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $77,988,220:
Unaffiliated investments (cost $1,827,200,273)	$1,650,927,569
Affiliated investments (cost $229,150,965)	229,143,886
Dividends receivable	4,240,897
Receivable for Portfolio shares sold	2,557,023
Tax reclaim receivable	1,498,253
Receivable from affiliate	5,194
Prepaid expenses	13,625

Total Assets	1,888,386,447

LIABILITIES:
Payable for investments purchased	96,461,461
Payable to broker for collateral for securities on loan	79,516,726
Payable for Portfolio shares repurchased	5,929,259
Payable to affiliate	1,187,059
Management fees payable	488,311
Accrued expenses and other liabilities	320,233
Distribution fee payable	63,540
Affiliated transfer agent fee payable	369

Total Liabilities	183,966,958

NET ASSETS	$1,704,419,489

Net assets were comprised of:
Partners Equity	$1,704,419,489

Net asset value and redemption price per share, $1,704,419,489 / 66,733,952 outstanding shares of beneficial interest	$25.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $699,654 foreign withholding tax)	$46,412,982
Income from securities lending, net (including affiliated income of $630,285)	636,135
Affiliated dividend income	404,374

47,453,491

EXPENSES
Management fees	10,409,534
Distribution fee	4,640,061
Custodian and accounting fees	134,736
Trustees’ fees	29,191
Audit fee	28,300
Legal fees and expenses	15,840
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,297
Miscellaneous	49,605

Total expenses	15,319,551

NET INVESTMENT INCOME (LOSS)	32,133,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(9,985))	158,413,875

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $12,025)	(453,421,350)
Foreign currencies	(1,878)

(453,423,228)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(295,009,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(262,875,413)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$32,133,940	$23,616,066
Net realized gain (loss) on investment and foreign currency transactions	158,413,875	129,651,769
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(453,423,228)	147,151,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(262,875,413)	300,419,365

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [19,741,673 and 14,878,713 shares, respectively]	561,299,397	397,216,548
Portfolio share repurchased [16,320,511 and 9,172,736 shares, respectively]	(480,381,841)	(251,379,176)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	80,917,556	145,837,372

CAPITAL CONTRIBUTIONS	2,432,208	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(179,525,649)	446,256,737
NET ASSETS:
Beginning of year	1,883,945,138	1,437,688,401

End of year	$1,704,419,489	$1,883,945,138

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS — 96.4%	Shares	Value
Argentina — 0.4%
MercadoLibre, Inc.*	25,598	$7,496,374

Australia — 3.4%
Aristocrat Leisure Ltd.	375,104	5,757,689
BHP Group PLC	536,397	11,375,048
Cochlear Ltd.	102,553	12,536,917
CSL Ltd.	99,588	13,023,336
Insurance Australia Group Ltd.	956,689	4,717,826
Macquarie Group Ltd.	168,972	12,905,250

		60,316,066

Austria — 0.6%
BAWAG Group AG, 144A	261,880	10,780,224

Belgium — 1.1%
KBC Group NV	300,665	19,593,402

Canada — 5.4%
Alimentation Couche-Tard, Inc. (Class B Stock)	168,547	8,384,139
Brookfield Asset Management, Inc. (Class A Stock)(a)	328,992	12,616,843
Canadian National Railway Co.	190,563	14,113,555
Dollarama, Inc.	250,260	5,952,199
Rogers Communications, Inc. (Class B Stock)	217,312	11,136,205
Shopify, Inc. (Class A Stock)*(a)	107,545	14,889,605
Suncor Energy, Inc.	534,924	14,940,413
Toronto-Dominion Bank (The)	278,847	13,860,649

		95,893,608

China — 7.3%
Alibaba Group Holding Ltd., ADR*(a)	360,459	49,408,115
Baidu, Inc., ADR*	29,300	4,646,980
China Merchants Bank Co. Ltd. (Class H Stock)	3,069,000	11,262,375
Kweichow Moutai Co. Ltd. (Class A Stock)	133,558	11,488,560
NetEase, Inc., ADR	37,767	8,889,219
Tencent Holdings Ltd.	1,121,844	44,903,100

		130,598,349

Denmark — 2.0%
Coloplast A/S (Class B Stock)	114,557	10,652,969
Novozymes A/S (Class B Stock)	271,142	12,144,371
Orsted A/S, 144A	193,905	12,994,083

		35,791,423

France — 13.4%
Air Liquide SA	43,957	5,470,708
Airbus SE	129,073	12,445,426
Arkema SA	104,528	8,992,564
Capgemini SE	112,990	11,268,121
Dassault Systemes SE	157,472	18,743,225
Kering SA	18,794	8,862,309
L’Oreal SA	124,332	28,724,984
LVMH Moet Hennessy Louis Vuitton SE	118,351	35,078,780
Pernod Ricard SA	161,592	26,542,990
Remy Cointreau SA	96,314	10,921,134
Safran SA	276,910	33,479,953
Schneider Electric SE	91,806	6,307,790

COMMON STOCKS (continued)	Shares	Value
France (continued)
SPIE SA	311,105	$4,136,127
TOTAL SA	440,047	23,286,374
Valeo SA	109,150	3,198,934

		237,459,419

Germany — 6.3%
Brenntag AG	139,109	6,036,969
Continental AG	44,439	6,189,779
CTS Eventim AG & Co. KGaA	216,377	8,096,140
Deutsche Boerse AG	38,834	4,684,556
Gerresheimer AG	115,079	7,580,271
Infineon Technologies AG	1,085,615	21,736,757
Rational AG	12,010	6,848,980
SAP SE	111,427	11,155,902
SAP SE, ADR(a)	73,201	7,287,160
Scout24 AG, 144A	156,560	7,232,208
Wirecard AG	158,840	24,415,893

		111,264,615

Hong Kong — 2.6%
AIA Group Ltd.	3,408,236	28,260,922
Techtronic Industries Co. Ltd.	3,481,708	18,547,956

		46,808,878

India — 2.4%
HDFC Bank Ltd., ADR	182,869	18,943,400
Housing Development Finance Corp. Ltd.	378,289	10,670,425
Maruti Suzuki India Ltd.	127,359	13,627,385

		43,241,210

Ireland — 1.9%
AerCap Holdings NV*	266,916	10,569,874
CRH PLC	222,804	5,896,777
Kerry Group PLC (Class A Stock)	64,640	6,415,987
Kingspan Group PLC	244,794	10,519,624

		33,402,262

Israel — 0.9%
Check Point Software Technologies Ltd.*(a)	117,297	12,040,537
Tower Semiconductor Ltd.*(a)	226,700	3,341,558

		15,382,095

Italy — 2.2%
Brunello Cucinelli SpA	468,629	16,185,974
Ferrari NV	145,609	14,535,864
PRADA SpA	2,780,018	9,169,925

		39,891,763

Japan — 10.0%
Bridgestone Corp.(a)	232,300	8,942,900
Daikin Industries Ltd.	195,691	20,774,957
Hoya Corp.	65,100	3,919,119
Kao Corp.	138,700	10,295,236
Keyence Corp.	91,047	46,074,988
Kose Corp.	67,400	10,555,025
Nitori Holdings Co. Ltd.	69,100	8,641,392
Omron Corp.	111,400	4,043,483
ORIX Corp.	739,790	10,774,394
Sanwa Holdings Corp.	579,000	6,575,036
Shionogi & Co. Ltd.	181,200	10,363,658

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Shiseido Co. Ltd.(a)	179,000	$11,203,575
SMC Corp.	33,300	10,050,512
Suzuki Motor Corp.	158,800	8,023,951
Toyota Motor Corp.	128,000	7,430,593

		177,668,819

Luxembourg — 0.3%
Tenaris SA	432,640	4,680,404

Macau — 0.5%
Galaxy Entertainment Group Ltd. (Class L Stock)	1,433,000	9,036,214

Netherlands — 4.8%
Adyen NV, 144A*(a)	32,962	18,046,747
ASML Holding NV	167,853	26,486,029
Heineken NV	122,207	10,825,006
Koninklijke Philips NV	363,491	12,886,252
NXP Semiconductors NV(a)	79,332	5,813,449
Royal Dutch Shell PLC (Class A Stock)	404,765	11,951,427

		86,008,910

Portugal — 0.3%
Galp Energia SGPS SA	368,675	5,838,021

Singapore — 0.6%
DBS Group Holdings Ltd.	586,100	10,174,024

South Africa — 0.3%
Bid Corp. Ltd.	260,737	4,802,217

Spain — 1.4%
ACS Actividades de Construccion y Servicios SA	296,408	11,504,686
Amadeus IT Group SA	183,451	12,807,733

		24,312,419

Sweden — 1.9%
Atlas Copco AB (Class A Stock)	285,678	6,814,349
Hexagon AB (Class B Stock)	388,794	17,985,477
Swedbank AB (Class A Stock)	392,439	8,786,550

		33,586,376

Switzerland — 10.5%
Cie Financiere Richemont SA	87,760	5,677,822
Geberit AG	20,289	7,918,867
Givaudan SA	12,273	28,474,204
Julius Baer Group Ltd.*	181,991	6,508,878
Lonza Group AG*	62,341	16,270,351
Novartis AG	346,209	29,706,868
Partners Group Holding AG(a)	28,439	17,259,576
Roche Holding AG	51,460	12,803,921
SGS SA	3,535	7,982,093
SIG Combibloc Group AG*	483,043	5,161,732
Sika AG	24,744	3,150,927
Sonova Holding AG	62,598	10,305,433
Straumann Holding AG	28,908	18,301,561
Temenos AG*	80,608	9,727,948
UBS Group AG*	572,109	7,139,676

		186,389,857

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,095,000	15,346,711

COMMON STOCKS (continued)	Shares	Value
United Kingdom — 10.9%
Ashtead Group PLC	450,220	$9,415,446
AstraZeneca PLC	232,310	17,425,720
Bunzl PLC	472,670	14,291,170
Compass Group PLC	1,157,370	24,362,177
DCC PLC	75,815	5,794,127
Experian PLC	524,741	12,749,099
Fevertree Drinks PLC	149,928	4,212,113
IMI PLC	357,343	4,306,148
London Stock Exchange Group PLC	294,654	15,281,799
Prudential PLC	448,270	8,028,952
Reckitt Benckiser Group PLC	118,452	9,089,385
RELX PLC	1,185,262	24,448,388
Rentokil Initial PLC	1,218,575	5,247,177
Segro PLC	1,069,453	8,037,297
Spectris PLC	165,733	4,826,702
St. James’s Place PLC	2,130,884	25,694,290

		193,209,990

United States — 4.1%
Albemarle Corp.(a)	57,142	4,403,934
Aon PLC	62,293	9,054,910
Core Laboratories NV(a)	58,940	3,516,360
Ferguson PLC	260,813	16,712,354
Lululemon Athletica, Inc.*	151,765	18,456,142
Samsonite International SA, 144A*	3,322,136	9,466,042
Sensata Technologies Holding PLC*	256,658	11,508,545

		73,118,287

TOTAL COMMON STOCKS (cost $1,623,015,210)		1,712,091,937

PREFERRED STOCKS — 1.3%
Germany
Henkel AG & Co. KGaA (PRFC)	72,507	7,940,751
Sartorius AG (PRFC)	117,596	14,748,355

TOTAL PREFERRED STOCKS (cost $18,425,246)		22,689,106

TOTAL LONG-TERM INVESTMENTS (cost $1,641,440,456)		1,734,781,043

SHORT-TERM INVESTMENTS — 9.3%
AFFILIATED MUTUAL FUNDS — 9.0%
PGIM Core Ultra Short Bond Fund(w)	19,011,640	19,011,640
PGIM Institutional Money Market Fund (cost $141,483,931; includes $141,185,061 of cash collateral for securities on loan)(b)(w)	141,485,875	141,471,726

TOTAL AFFILIATED MUTUAL FUNDS (cost $160,495,571)		160,483,366

UNAFFILIATED FUND — 0.3%
BlackRock Liquidity Funds FedFund Portfolio (cost $4,572,971)	4,572,971	4,572,971

TOTAL SHORT-TERM INVESTMENTS (cost $165,068,542)		165,056,337

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL INVESTMENTS — 107.0% (cost $1,806,508,998)	$1,899,837,380
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.0)%	(123,513,103)

NET ASSETS — 100.0%	$1,776,324,277

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $137,225,938; cash collateral of $141,185,061 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$7,496,374	$—	$—
Australia	—	60,316,066	—
Austria	—	10,780,224	—
Belgium	—	19,593,402	—
Canada	95,893,608	—	—
China	62,944,314	67,654,035	—
Denmark	—	35,791,423	—
France	—	237,459,419	—
Germany	7,287,160	103,977,455	—
Hong Kong	—	46,808,878	—
India	18,943,400	24,297,810	—
Ireland	10,569,874	22,832,388	—
Israel	15,382,095	—	—
Italy	—	39,891,763	—
Japan	—	177,668,819	—
Luxembourg	—	4,680,404	—
Macau	—	9,036,214	—
Netherlands	5,813,449	80,195,461	—
Portugal	—	5,838,021	—
Singapore	—	10,174,024	—
South Africa	—	4,802,217	—
Spain	—	24,312,419	—
Sweden	—	33,586,376	—
Switzerland	—	186,389,857	—
Taiwan	—	15,346,711	—
United Kingdom	—	193,209,990	—
United States	46,939,891	26,178,396	—
Preferred Stocks
Germany	—	22,689,106	—
Affiliated Mutual Funds	160,483,366	—	—
Unaffiliated Fund	4,572,971	—	—

Total	$436,326,502	$1,463,510,878	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (7.9% represents investments purchased with collateral from securities on loan)	9.0%
Textiles, Apparel & Luxury Goods	5.8
Capital Markets	5.8
Banks	5.3
Health Care Equipment & Supplies	4.7
IT Services	4.6
Electronic Equipment, Instruments & Components	4.1
Semiconductors & Semiconductor Equipment	4.1
Pharmaceuticals	4.0
Beverages	3.6
Chemicals	3.5
Personal Products	3.4
Software	3.3
Trading Companies & Distributors	3.2
Internet & Direct Marketing Retail	3.2
Interactive Media & Services	3.2
Oil, Gas & Consumable Fuels	3.2
Insurance	2.8
Aerospace & Defense	2.6
Building Products	2.6
Professional Services	2.5
Automobiles	2.5
Hotels, Restaurants & Leisure	2.2

Machinery	1.6%
Life Sciences Tools & Services	1.3
Household Durables	1.0
Auto Components	1.0
Electrical Equipment	1.0
Household Products	1.0
Entertainment	1.0
Road & Rail	0.8
Food & Staples Retailing	0.7
Biotechnology	0.7
Electric Utilities	0.7
Construction & Engineering	0.7
Metals & Mining	0.6
Wireless Telecommunication Services	0.6
Diversified Financial Services	0.6
Thrifts & Mortgage Finance	0.6
Commercial Services & Supplies	0.5
Specialty Retail	0.5
Energy Equipment & Services	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Food Products	0.4
Multiline Retail	0.3
Construction Materials	0.3
Industrial Conglomerates	0.3
Containers & Packaging	0.3
Unaffiliated Fund	0.3

107.0
Liabilities in excess of other assets	(7.0)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(21,981)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio did not have any change in unrealized appreciation (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$137,225,938	$(137,225,938)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $137,225,938:
Unaffiliated investments (cost $1,646,013,427)	$1,739,354,014
Affiliated investments (cost $160,495,571)	160,483,366
Cash	39,709
Foreign currency, at value (cost $3,705,585)	3,722,110
Receivable for investments sold	13,788,775
Tax reclaim receivable	7,670,141
Receivable for Portfolio shares sold	5,461,905
Dividends and interest receivable	721,983
Receivable from affiliate	171,488
Prepaid expenses	18,823

Total Assets	1,931,432,314

LIABILITIES:
Payable to broker for collateral for securities on loan	141,185,061
Payable for Portfolio shares repurchased	5,425,009
Payable to affiliate	4,156,793
Payable for investments purchased	3,110,370
Management fees payable	636,606
Accrued expenses and other liabilities	515,252
Distribution fee payable	71,400
Foreign capital gains tax liability accrued	7,177
Affiliated transfer agent fee payable	369

Total Liabilities	155,108,037

NET ASSETS	$1,776,324,277

Net assets were comprised of:
Partners Equity	$1,776,324,277

Net asset value and redemption price per share, $1,776,324,277 / 114,295,831 outstanding shares of beneficial interest	$15.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,872,068, of which $460,968 is reimbursable by an affiliate)	$41,300,345
Income from securities lending, net (including affiliated income of $703,044)	1,174,573
Affiliated dividend income	617,350
Interest income	4,469

43,096,737

EXPENSES
Management fees	19,514,085
Distribution fee	6,030,868
Custodian and accounting fees	650,779
Trustees’ fees	34,382
Audit fee	29,467
Legal fees and expenses	17,662
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,116
Miscellaneous	99,140

Total expenses	26,388,486
Less: Fee waivers and/or expense reimbursement	(265,358)

Net expenses	26,123,128

NET INVESTMENT INCOME (LOSS)	16,973,609

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,899) (net of foreign capital gains taxes $(7,177))	211,096,242
Foreign currency transactions	(479,918)

210,616,324

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,896) (net of change in foreign capital gains taxes $1,105,534)	(543,209,022)
Foreign currencies	(66,644)

(543,275,666)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(332,659,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(315,685,733)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$16,973,609	$15,654,800
Net realized gain (loss) on investment and foreign currency transactions	210,616,324	163,789,629
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(543,275,666)	520,310,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(315,685,733)	699,754,634

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [8,207,217 and 10,077,102 shares, respectively]	145,308,018	146,531,686
Portfolio share repurchased [37,678,734 and 14,308,739 shares, respectively]	(632,728,458)	(228,186,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(487,420,440)	(81,654,669)

CAPITAL CONTRIBUTIONS	2,267,423	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(800,838,750)	618,099,965
NET ASSETS:
Beginning of year	2,577,163,027	1,959,063,062

End of year	$1,776,324,277	$2,577,163,027

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 97.2%	Shares	Value
Australia — 4.2%
AGL Energy Ltd.	266,900	$3,864,187
Ausdrill Ltd.	793,540	665,901
Bendigo & Adelaide Bank Ltd.	384,200	2,914,846
BHP Group PLC	615,422	13,050,883
Coca-Cola Amatil Ltd.	834,800	4,810,845
CSR Ltd.	1,070,300	2,113,069
Fortescue Metals Group Ltd.	1,281,400	3,779,509
Harvey Norman Holdings Ltd.(a)	1,504,600	3,339,737
LendLease Group	285,200	2,330,056
Metcash Ltd.	2,725,199	4,694,744
Mineral Resources Ltd.	497,700	5,426,764
Mirvac Group, REIT	2,126,200	3,354,909
Myer Holdings Ltd.*(a)	3,255,300	948,133
Qantas Airways Ltd.	1,938,002	7,893,835
Rio Tinto Ltd.	145,000	8,001,584

		67,189,002

Austria — 0.5%
OMV AG	98,400	4,314,866
voestalpine AG	144,800	4,353,853

		8,668,719

Belgium — 1.2%
AGFA-Gevaert NV*	297,879	1,136,537
Anheuser-Busch InBev SA/NV	173,036	11,475,459
Bekaert SA	60,500	1,463,936
UCB SA	54,000	4,413,440

		18,489,372

Canada — 2.5%
Canadian National Railway Co.	90,230	6,682,651
National Bank of Canada(a)	185,100	7,599,513
Rogers Communications, Inc. (Class B Stock)	249,500	12,785,687
Suncor Energy, Inc.	462,260	12,910,910

		39,978,761

China — 0.7%
China Resources Cement Holdings Ltd.	6,988,000	6,286,165
Shenzhen International Holdings Ltd.	608,000	1,166,926
Xinyi Solar Holdings Ltd.	10,066,000	3,528,061

		10,981,152

Denmark — 1.0%
Carlsberg A/S (Class B Stock)	86,701	9,221,644
Danske Bank A/S	248,400	4,932,879
Dfds A/S	34,379	1,386,677

		15,541,200

Finland — 2.0%
Nordea Bank Abp	1,711,213	14,416,857
Sampo OYJ (Class A Stock)	220,309	9,750,294
UPM-Kymmene OYJ	273,300	6,970,396

		31,137,547

France — 10.5%
Air Liquide SA	81,418	10,132,950
Arkema SA	38,800	3,337,971
AXA SA	238,800	5,170,020

COMMON STOCKS (continued)	Shares	Value
France (continued)
BNP Paribas SA	105,500	$4,780,096
Capgemini SE	96,073	9,581,044
Cie de Saint-Gobain	168,522	5,630,782
Cie Generale des Etablissements Michelin SCA	136,079	13,531,412
CNP Assurances	132,500	2,814,476
Credit Agricole SA	466,400	5,052,547
Engie SA	269,100	3,865,398
Natixis SA	818,900	3,867,909
Orange SA	431,300	7,013,111
Renault SA	73,200	4,584,246
Safran SA	116,888	14,132,408
Sanofi	225,400	19,550,087
SCOR SE	32,280	1,457,204
Societe Generale SA	285,575	9,141,846
TOTAL SA	358,800	18,986,952
Valeo SA	51,200	1,500,553
Vinci SA	124,810	10,307,092
Vivendi SA	485,234	11,833,740

		166,271,844

Germany — 6.7%
Allianz SE	51,100	10,294,584
Aurubis AG	46,100	2,294,776
BASF SE	98,200	6,892,553
Bayerische Motoren Werke AG	81,100	6,597,080
Covestro AG, 144A	159,163	7,918,939
Daimler AG	124,000	6,543,225
Deutsche Lufthansa AG	362,100	8,227,026
Duerr AG(a)	70,100	2,470,436
Fresenius SE & Co. KGaA	97,144	4,739,116
METRO AG	349,700	5,385,274
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	30,400	6,653,026
Rheinmetall AG	56,800	5,044,550
SAP SE	194,609	19,483,958
Siemens AG	31,000	3,469,279
Volkswagen AG	61,900	9,893,776

		105,907,598

Hong Kong — 2.3%
CK Asset Holdings Ltd.	288,000	2,086,715
Dah Sing Financial Holdings Ltd.	484,312	2,393,953
Kingboard Holdings Ltd.	1,618,800	4,317,488
Lee & Man Paper Manufacturing Ltd.	5,815,500	4,898,527
Skyworth Digital Holdings Ltd.	7,664,000	1,656,642
Techtronic Industries Co. Ltd.	1,130,500	6,022,465
Tongda Group Holdings Ltd.	19,670,000	1,964,995
WH Group Ltd., 144A	7,630,500	5,873,838
Yue Yuen Industrial Holdings Ltd.	2,331,500	7,454,321

		36,668,944

India — 0.6%
ICICI Bank Ltd., ADR	898,460	9,245,153

Ireland — 1.0%
C&C Group PLC	728,000	2,277,563
Ryanair Holdings PLC, ADR*	114,218	8,148,312
Smurfit Kappa Group PLC	181,000	4,827,733

		15,253,608

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Israel — 0.7%
Bank Hapoalim BM	510,700	$3,226,188
Bank Leumi Le-Israel BM	831,544	5,021,634
Teva Pharmaceutical Industries Ltd.*	166,500	2,599,479

		10,847,301

Italy — 1.4%
Astaldi SpA*(a)	104,078	62,159
Danieli & C Officine Meccaniche SpA	73,500	1,288,489
Enel SpA	2,319,000	13,466,418
Leonardo SpA	370,387	3,270,822
Mediobanca Banca di Credito Finanziario SpA	310,000	2,633,010
UnipolSai Assicurazioni SpA	554,326	1,257,698

		21,978,596

Japan — 20.1%
AGC, Inc.	113,600	3,576,807
Aisin Seiki Co. Ltd.	97,600	3,357,880
Aozora Bank Ltd.	98,300	2,932,101
Central Glass Co. Ltd.	42,800	842,359
Credit Saison Co. Ltd.	196,600	2,305,362
Daiwa House Industry Co. Ltd.	546,794	17,368,533
Don Quijote Holdings Co. Ltd.	190,500	11,673,696
Dowa Holdings Co. Ltd.	91,400	2,725,944
Enplas Corp.	66,900	1,653,266
Fujikura Ltd.	944,700	3,737,141
Fuyo General Lease Co. Ltd.	65,100	3,313,639
Hazama Ando Corp.	528,100	3,478,214
Hitachi High-Technologies Corp.	115,200	3,597,514
Isuzu Motors Ltd.	290,800	4,085,979
ITOCHU Corp.	584,400	9,925,317
Japan Airlines Co. Ltd.	205,800	7,293,528
Japan Aviation Electronics Industry Ltd.	192,000	2,198,661
JTEKT Corp.	329,500	3,651,965
Kaneka Corp.	80,100	2,868,098
Kao Corp.	123,090	9,136,558
KDDI Corp.	604,600	14,449,319
Keihin Corp.	279,200	4,668,384
Keiyo Bank Ltd. (The)	405,500	2,600,761
Makita Corp.	249,000	8,841,903
Marubeni Corp.	779,500	5,461,746
Mazda Motor Corp.	317,700	3,267,629
Mitsubishi Gas Chemical Co., Inc.	278,600	4,185,455
Mitsubishi UFJ Financial Group, Inc.	1,645,700	8,062,977
Mitsubishi UFJ Lease & Finance Co. Ltd.	859,800	4,124,697
Mitsui Chemicals, Inc.	220,100	4,963,617
Mizuho Financial Group, Inc.	4,359,500	6,762,510
Nexon Co. Ltd.*	693,800	8,874,796
Nikon Corp.	141,000	2,088,879
Nippon Telegraph & Telephone Corp.	328,800	13,395,844
Nishi-Nippon Financial Holdings, Inc.	297,400	2,570,109
Nissan Motor Co. Ltd.	1,242,100	9,943,738
Nisshinbo Holdings, Inc.	165,800	1,251,370
NTN Corp.	1,585,400	4,546,600
NTT DOCOMO, Inc.	84,100	1,893,537
Resona Holdings, Inc.	1,895,200	9,123,777
Sawai Pharmaceutical Co. Ltd.	48,200	2,303,417
Shin-Etsu Chemical Co. Ltd.	114,600	8,865,839
Shizuoka Gas Co. Ltd.	383,800	2,968,037

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
SKY Perfect JSAT Holdings, Inc.	1,083,400	$4,618,032
Sompo Holdings, Inc.	131,000	4,437,505
Sumitomo Forestry Co. Ltd.	226,600	2,961,966
Sumitomo Heavy Industries Ltd.	176,900	5,262,233
Sumitomo Mitsui Financial Group, Inc.	546,400	18,125,255
Suzuki Motor Corp.	60,600	3,062,037
Teijin Ltd.	327,200	5,227,185
Toagosei Co. Ltd.	262,700	2,890,408
Tokai Rika Co. Ltd.	15,800	260,622
Tokyo Electron Ltd.	36,900	4,194,962
Towa Pharmaceutical Co. Ltd.	45,900	3,203,563
Toyo Tire Corp.(a)	197,300	2,456,516
Toyoda Gosei Co. Ltd.	158,000	3,100,863
Toyota Motor Corp.	67,574	3,922,773
Tsubakimoto Chain Co.	107,200	3,503,327
Ube Industries Ltd.	214,800	4,347,766
Ulvac, Inc.	93,500	2,696,932
Yamaha Corp.	140,000	5,966,951
Yokohama Rubber Co. Ltd. (The)	184,600	3,455,356

		318,631,755

Liechtenstein — 0.0%
VP Bank AG	1,934	278,680

Netherlands — 6.1%
ABN AMRO Group NV, GDR, 144A	625,116	14,723,123
Aegon NV	740,800	3,474,987
ING Groep NV	296,500	3,204,366
Koninklijke Ahold Delhaize NV	534,100	13,516,199
Koninklijke DSM NV	58,101	4,772,013
NN Group NV	119,500	4,770,279
Royal Dutch Shell PLC (Class A Stock)	756,310	22,276,114
Royal Dutch Shell PLC (Class B Stock)	493,400	14,735,421
Signify NV, 144A	223,800	5,260,394
Wolters Kluwer NV	173,835	10,306,548

		97,039,444

New Zealand — 0.4%
Air New Zealand Ltd.	2,919,400	6,076,041
SKY Network Television Ltd.	827,900	1,022,737

		7,098,778

Norway — 2.3%
DNB ASA	292,300	4,695,184
Equinor ASA	490,916	10,422,388
Leroy Seafood Group ASA	459,600	3,512,100
Marine Harvest ASA	104,900	2,211,919
Salmar ASA	53,300	2,630,192
Telenor ASA	665,273	12,940,476

		36,412,259

Singapore — 1.5%
DBS Group Holdings Ltd.	1,003,740	17,423,776
Hong Leong Asia Ltd.*	1,721,000	618,530
NetLink NBN Trust, UTS	9,213,100	5,168,272

		23,210,578

South Africa — 0.3%
Investec PLC	451,400	2,546,756
Nedbank Group Ltd.	26,024	496,369

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Old Mutual Ltd.	601,500	$900,872

		3,943,997

South Korea — 0.3%
Samsung Electronics Co. Ltd.	133,712	4,632,312

Spain — 2.0%
Banco Santander SA	1,077,200	4,939,328
Distribuidora Internacional de Alimentacion SA(a)	1,066,700	563,837
Iberdrola SA	734,600	5,924,815
Red Electrica Corp. SA	524,088	11,730,941
Repsol SA	481,300	7,793,224

		30,952,145

Sweden — 3.3%
Assa Abloy AB (Class B Stock)	718,149	12,879,136
Boliden AB	174,300	3,794,109
Electrolux AB (Class B Stock)	198,800	4,210,997
Epiroc AB (Class A Stock)*	943,125	8,947,015
JM AB(a)	148,500	2,907,030
Sandvik AB	268,600	3,867,145
SKF AB (Class B Stock)	377,800	5,760,818
Swedbank AB (Class A Stock)	106,800	2,391,209
Volvo AB (Class B Stock)	555,900	7,304,398

		52,061,857

Switzerland — 6.7%
Adecco Group AG	37,800	1,776,375
Baloise Holding AG	24,800	3,426,064
Credit Suisse Group AG*	270,200	2,968,969
Helvetia Holding AG	3,300	1,933,418
Julius Baer Group Ltd.*	166,333	5,948,872
Landis+Gyr Group AG*(a)	41,200	2,316,976
Novartis AG	319,892	27,448,707
Roche Holding AG	101,100	25,155,001
Swiss Life Holding AG*	30,800	11,913,660
Swiss Re AG	74,700	6,873,999
UBS Group AG*	698,300	8,714,486
Zurich Insurance Group AG	22,900	6,851,318

		105,327,845

United Kingdom — 15.7%
3i Group PLC	751,500	7,419,226
Aviva PLC	649,600	3,114,923
Babcock International Group PLC	556,800	3,479,487
BAE Systems PLC	971,800	5,699,345
Barclays PLC	1,614,300	3,108,235
Barratt Developments PLC	643,100	3,799,779
Bellway PLC	141,400	4,541,194
Berkeley Group Holdings PLC	82,800	3,671,364
Bovis Homes Group PLC	248,000	2,727,839
BP PLC	2,380,200	15,070,762
BT Group PLC	1,976,800	6,018,776
Centrica PLC	1,876,600	3,231,978
Compass Group PLC	735,134	15,474,277
Debenhams PLC(a)	3,256,300	213,094
Diageo PLC	222,965	7,948,755
Dixons Carphone PLC	264,900	405,846
GlaxoSmithKline PLC	1,010,400	19,238,927

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
Go-Ahead Group PLC (The)	148,200	$2,898,984
Howden Joinery Group PLC	989,962	5,503,283
Imperial Brands PLC	215,651	6,539,407
Inchcape PLC	489,500	3,447,388
Informa PLC	929,944	7,478,265
International Consolidated Airlines Group SA	565,500	4,463,198
J Sainsbury PLC	1,950,800	6,595,251
Kingfisher PLC	1,694,400	4,484,134
Legal & General Group PLC	1,954,400	5,769,588
Lloyds Banking Group PLC	11,415,600	7,537,605
Marks & Spencer Group PLC	1,296,600	4,087,233
Marston’s PLC	1,392,600	1,675,327
Meggitt PLC	311,800	1,875,364
Melrose Industries PLC	3,042,965	6,367,874
Premier Foods PLC*	200,276	84,701
Prudential PLC	1,104,498	19,782,635
Redrow PLC	105,813	664,041
RELX PLC	788,022	16,254,523
Restaurant Group PLC (The)	928,400	1,687,623
Royal Mail PLC	484,100	1,680,174
RPC Group PLC	249,900	2,084,954
RSA Insurance Group PLC	991,703	6,509,463
Tate & Lyle PLC	499,300	4,206,714
Taylor Wimpey PLC	1,548,800	2,691,851
Unilever PLC	279,748	14,674,068
Vesuvius PLC	494,200	3,195,808
William Hill PLC	534,297	1,055,460

		248,458,723

United States — 3.2%
Aon PLC	117,765	17,118,320
Ferguson PLC	236,673	15,165,514
Medtronic PLC	205,610	18,702,286

		50,986,120

TOTAL COMMON STOCKS (cost $1,665,648,956)		1,537,193,290

PREFERRED STOCK — 0.8%
Germany
Volkswagen AG (PRFC) (cost $14,460,317)	76,351	12,190,599

RIGHTS* — 0.0%	Units
Spain
Repsol SA, expiring 01/09/19 (cost $225,774)	481,300	220,580

WARRANTS* — 0.0%
United States
Boart Longyear Ltd., expiring 09/13/24^ (cost $0)	3,331,667	2,347

TOTAL LONG-TERM INVESTMENTS (cost $1,680,335,047)		1,549,606,816

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 2.9%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	26,957,572	$26,957,572
PGIM Institutional Money Market Fund (cost $19,746,533; includes $19,707,167 of cash collateral for securities on loan)(b)(w)	19,746,574	19,744,599

Value
TOTAL SHORT-TERM INVESTMENTS (cost $46,704,105)	$46,702,171

TOTAL INVESTMENTS — 100.9% (cost $1,727,039,152)	1,596,308,987
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%	(14,806,205)

NET ASSETS — 100.0%	$1,581,502,782

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,347 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,653,528; cash collateral of $19,707,167 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$67,189,002	$—
Austria	—	8,668,719	—
Belgium	—	18,489,372	—
Canada	39,978,761	—	—
China	—	10,981,152	—
Denmark	—	15,541,200	—
Finland	—	31,137,547	—
France	—	166,271,844	—
Germany	—	105,907,598	—
Hong Kong	—	36,668,944	—
India	9,245,153	—	—
Ireland	8,148,312	7,105,296	—
Israel	—	10,847,301	—
Italy	—	21,978,596	—
Japan	—	318,631,755	—
Liechtenstein	—	278,680	—
Netherlands	—	97,039,444	—
New Zealand	—	7,098,778	—
Norway	—	36,412,259	—
Singapore	—	23,210,578	—
South Africa	—	3,943,997	—
South Korea	—	4,632,312	—
Spain	—	30,952,145	—
Sweden	—	52,061,857	—
Switzerland	—	105,327,845	—
United Kingdom	—	248,458,723	—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United States	$35,820,606	$15,165,514	$—
Preferred Stock
Germany	—	12,190,599	—
Rights
Spain	220,580	—	—
Warrants
United States	—	—	2,347
Affiliated Mutual Funds	46,702,171	—	—

Total	$140,115,583	$1,456,191,057	$2,347

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	11.4%
Insurance	8.5
Oil, Gas & Consumable Fuels	6.7
Pharmaceuticals	6.6
Chemicals	4.2
Automobiles	4.1
Machinery	3.7
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	2.9
Metals & Mining	2.9
Diversified Telecommunication Services	2.8
Airlines	2.7
Household Durables	2.4
Trading Companies & Distributors	2.3
Beverages	2.3
Auto Components	2.0
Capital Markets	2.0
Electric Utilities	2.0
Food & Staples Retailing	1.9
Wireless Telecommunication Services	1.8
Professional Services	1.8
Aerospace & Defense	1.6
Personal Products	1.5
Building Products	1.4
Real Estate Management & Development	1.4
Entertainment	1.3
Multiline Retail	1.3
Hotels, Restaurants & Leisure	1.3
Software	1.2
Health Care Equipment & Supplies	1.2
Food Products	1.2
Electronic Equipment, Instruments & Components	1.0
Electrical Equipment	1.0
Construction & Engineering	0.9
Media	0.8
Paper & Forest Products	0.7
Multi-Utilities	0.7
Semiconductors & Semiconductor Equipment	0.7
Industrial Conglomerates	0.6
Road & Rail	0.6
IT Services	0.6
Construction Materials	0.5

Textiles, Apparel & Luxury Goods	0.5%
Diversified Financial Services	0.5
Containers & Packaging	0.4
Tobacco	0.4
Leisure Products	0.4
Specialty Retail	0.3
Health Care Providers & Services	0.3
Technology Hardware, Storage & Peripherals	0.3
Commercial Services & Supplies	0.2
Distributors	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Gas Utilities	0.2
Consumer Finance	0.1
Air Freight & Logistics	0.1
Marine	0.1
Transportation Infrastructure	0.1
Health Care Technology	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$222,927	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$173,743

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$(3,469)	$(11,950)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$18,653,528	$(18,653,528)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $18,653,528:
Unaffiliated investments (cost $1,680,335,047)	$1,549,606,816
Affiliated investments (cost $46,704,105)	46,702,171
Foreign currency, at value (cost $2,955,263)	2,957,745
Tax reclaim receivable	11,323,458
Receivable for investments sold	2,085,088
Dividends receivable	2,020,274
Receivable for Portfolio shares sold	853,878
Receivable from affiliate	311,445
Prepaid expenses	15,718

Total Assets	1,615,876,593

LIABILITIES:
Payable to broker for collateral for securities on loan	19,707,167
Payable for Portfolio shares repurchased	5,466,081
Payable to affiliate	5,358,616
Loan payable	1,766,000
Payable for investments purchased	1,149,962
Management fees payable	600,301
Accrued expenses and other liabilities	261,296
Distribution fee payable	64,019
Affiliated transfer agent fee payable	369

Total Liabilities	34,373,811

NET ASSETS	$1,581,502,782

Net assets were comprised of:
Partners Equity	$1,581,502,782

Net asset value and redemption price per share, $1,581,502,782 / 88,454,139 outstanding shares of beneficial interest	$17.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $7,390,747, of which $808,374 is reimbursable by an affiliate)	$70,505,135
Income from securities lending, net (including affiliated income of $554,926)	1,231,880
Affiliated dividend income	578,741

72,315,756

EXPENSES
Management fees	16,842,915
Distribution fee	5,198,728
Custodian and accounting fees	579,890
Trustees’ fees	30,671
Audit fee	28,800
Legal fees and expenses	16,604
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,094
Miscellaneous	261,219

Total expenses	22,971,908

NET INVESTMENT INCOME (LOSS)	49,343,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $22,805)	64,804,543
Foreign currency transactions	(1,780,282)

63,024,261

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,047))	(453,466,009)
Foreign currencies	(77,004)

(453,543,013)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(390,518,752)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(341,174,904)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$49,343,848	$47,504,218
Net realized gain (loss) on investment and foreign currency transactions	63,024,261	33,935,184
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(453,543,013)	362,013,244

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(341,174,904)	443,452,646

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [8,571,584 and 8,344,406 shares, respectively]	169,434,497	154,044,143
Portfolio share repurchased [29,006,417 and 9,357,351 shares, respectively]	(570,003,694)	(183,964,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(400,569,197)	(29,920,836)

CAPITAL CONTRIBUTIONS	1,576,860	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(740,167,241)	413,531,810
NET ASSETS:
Beginning of year	2,321,670,023	1,908,138,213

End of year	$1,581,502,782	$2,321,670,023

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS	Shares	Value
Australia — 2.0%
BHP Group Ltd.	177,896	$4,273,157
BHP Group PLC	139,087	2,949,534

		7,222,691

Austria — 0.4%
Erste Group Bank AG*	44,112	1,471,645

Belgium — 0.5%
KBC Group NV	28,389	1,850,023

Brazil — 0.7%
Itau Unibanco Holding SA, ADR	278,669	2,547,035

Canada — 0.0%
Nortel Networks Corp.*^	2,492	—

China — 2.2%
China Overseas Land & Investment Ltd.	564,000	1,937,544
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	428,000	3,782,648
Tencent Holdings Ltd.	52,200	2,089,365

		7,809,557

Denmark — 1.7%
Novo Nordisk A/S (Class B Stock)	132,264	6,076,122

France — 13.5%
Accor SA	81,240	3,495,524
Airbus SE	38,829	3,743,955
AXA SA	143,221	3,100,734
BNP Paribas SA	65,751	2,979,110
Capgemini SE	26,120	2,604,862
EssilorLuxottica SA	21,802	2,760,609
Imerys SA	6,364	306,673
LVMH Moet Hennessy Louis Vuitton SE	18,148	5,378,997
Orange SA	312,551	5,082,205
Pernod Ricard SA	28,988	4,761,549
Safran SA	38,696	4,678,561
Schneider Electric SE	47,365	3,254,346
TOTAL SA	114,808	6,075,401

		48,222,526

Germany — 8.2%
adidas AG	16,390	3,438,470
Allianz SE	29,202	5,883,022
Bayer AG	53,079	3,716,126
Continental AG	26,068	3,630,936
Deutsche Boerse AG	25,264	3,047,603
Fresenius Medical Care AG & Co. KGaA	36,513	2,373,926
SAP SE	71,661	7,174,591

		29,264,674

Hong Kong — 3.6%
AIA Group Ltd.	1,055,800	8,754,641
CK Asset Holdings Ltd.	560,000	4,057,501

		12,812,142

India — 1.2%
HDFC Bank Ltd., ADR	41,683	4,317,942

Japan — 15.8%
Asahi Group Holdings Ltd.	106,700	4,141,194
Daikin Industries Ltd.	41,300	4,384,492

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
FANUC Corp.	21,500	$3,253,785
Honda Motor Co. Ltd.	152,600	4,008,014
Keyence Corp.	10,000	5,060,572
Komatsu Ltd.	130,300	2,786,494
Kubota Corp.	233,100	3,313,762
Makita Corp.	98,800	3,508,354
Mitsui Fudosan Co. Ltd.	145,800	3,217,202
Nidec Corp.	33,300	3,771,975
Nitto Denko Corp.	32,100	1,604,619
Recruit Holdings Co. Ltd.	95,700	2,310,385
Shin-Etsu Chemical Co. Ltd.	52,200	4,038,366
SMC Corp.	12,623	3,809,838
Sumitomo Mitsui Financial Group, Inc.	158,600	5,261,101
Tokyo Electron Ltd.	18,600	2,114,534

		56,584,687

Macau — 0.8%
Sands China Ltd.	677,200	2,966,124

Netherlands — 5.8%
ASML Holding NV	34,466	5,438,494
ING Groep NV	321,966	3,479,585
Royal Dutch Shell PLC (Class A Stock)	400,626	11,799,911

		20,717,990

Singapore — 1.4%
DBS Group Holdings Ltd.	293,700	5,098,295

South Africa — 0.3%
Naspers Ltd. (Class N Stock)	5,621	1,124,534

South Korea — 1.1%
Samsung Electronics Co. Ltd., GDR	4,518	3,917,105

Spain — 1.0%
Industria de Diseno Textil SA	141,021	3,610,886

Sweden — 1.7%
Atlas Copco AB (Class A Stock)	121,081	2,888,176
Epiroc AB (Class A Stock)*	155,463	1,474,810
Lundin Petroleum AB	68,806	1,725,155

		6,088,141

Switzerland — 13.3%
ABB Ltd.	157,420	3,008,638
Cie Financiere Richemont SA	51,576	3,336,820
Glencore PLC*	958,067	3,563,902
LafargeHolcim Ltd. (OMXS)*	33,141	1,371,963
LafargeHolcim Ltd. (NYSE)*	8,995	369,285
Nestle SA	164,004	13,337,829
Novartis AG	123,842	10,626,408
Roche Holding AG	35,467	8,824,653
UBS Group AG*	249,225	3,110,222

		47,549,720

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	78,127	2,883,668

United Kingdom — 19.4%
AstraZeneca PLC	68,559	5,142,654
Aviva PLC	758,287	3,636,092
Burberry Group PLC	249,048	5,513,294
Diageo PLC	233,845	8,336,630

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
GlaxoSmithKline PLC	372,767	$7,097,820
Legal & General Group PLC	608,998	1,797,824
Linde PLC	27,393	4,372,644
London Stock Exchange Group PLC	54,458	2,824,384
Meggitt PLC	58,992	354,815
Prudential PLC	245,304	4,393,634
RELX PLC	235,250	4,849,829
Smith & Nephew PLC	98,927	1,850,577
Standard Chartered PLC	429,948	3,343,480
Unilever PLC	182,196	9,557,017
Vodafone Group PLC	1,755,497	3,436,893
WPP PLC	295,807	3,201,221

		69,708,808

United States — 1.0%
Ferguson PLC	55,242	3,539,792

TOTAL LONG-TERM INVESTMENTS (cost $345,552,738)		345,384,107

SHORT-TERM INVESTMENT — 1.8%	Shares	Value
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $6,313,697)(w)	6,313,697	$6,313,697

TOTAL INVESTMENTS — 98.2% (cost $351,866,435)		351,697,804
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.8%		6,557,531

NET ASSETS — 100.0%		$358,255,335

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$7,222,691	$—
Austria	—	1,471,645	—
Belgium	—	1,850,023	—
Brazil	2,547,035	—	—
Canada	—	—	—
China	—	7,809,557	—
Denmark	—	6,076,122	—
France	—	48,222,526	—
Germany	—	29,264,674	—
Hong Kong	—	12,812,142	—
India	4,317,942	—	—
Japan	—	56,584,687	—
Macau	—	2,966,124	—
Netherlands	—	20,717,990	—
Singapore	—	5,098,295	—
South Africa	—	1,124,534	—
South Korea	3,917,105	—	—
Spain	—	3,610,886	—
Sweden	—	6,088,141	—
Switzerland	—	47,549,720	—
Taiwan	2,883,668	—	—
United Kingdom	—	69,708,808	—
United States	—	3,539,792	—
Affiliated Mutual Fund	6,313,697	—	—

Total	$19,979,447	$331,718,357	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Pharmaceuticals	11.6%
Insurance	8.7
Banks	8.5
Machinery	5.9
Textiles, Apparel & Luxury Goods	5.7
Oil, Gas & Consumable Fuels	5.5
Beverages	4.8
Food Products	3.7
Metals & Mining	3.0
Semiconductors & Semiconductor Equipment	2.9
Electrical Equipment	2.8
Chemicals	2.8
Personal Products	2.7
Real Estate Management & Development	2.6
Capital Markets	2.5
Aerospace & Defense	2.4
Software	2.0
Professional Services	2.0

Hotels, Restaurants & Leisure	1.8%
Affiliated Mutual Fund	1.8
Diversified Telecommunication Services	1.4
Electronic Equipment, Instruments & Components	1.4
Building Products	1.2
Media	1.2
Automobiles	1.1
Technology Hardware, Storage & Peripherals	1.1
Auto Components	1.0
Specialty Retail	1.0
Trading Companies & Distributors	1.0
Wireless Telecommunication Services	1.0
IT Services	0.7
Health Care Providers & Services	0.7
Interactive Media & Services	0.6
Construction Materials	0.6
Health Care Equipment & Supplies	0.5

98.2
Other assets in excess of liabilities	1.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $345,552,738)	$345,384,107
Affiliated investments (cost $6,313,697)	6,313,697
Receivable for investments sold	3,029,389
Receivable for Portfolio shares sold	2,139,268
Tax reclaim receivable	1,889,274
Dividends receivable	427,762
Receivable from affiliate	42,908
Prepaid expenses	5,916

Total Assets	359,232,321

LIABILITIES:
Payable to affiliate	590,228
Payable to custodian	159,314
Management fees payable	130,348
Accrued expenses and other liabilities	82,176
Distribution fee payable	14,368
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	183

Total Liabilities	976,986

NET ASSETS	$358,255,335

Net assets were comprised of:
Partners Equity	$358,255,335

Net asset value and redemption price per share, $358,255,335 / 14,095,836 outstanding shares of beneficial interest	$25.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,279,503, of which $105,030 is reimbursable by an affiliate)	$13,039,588
Affiliated dividend income	141,552
Income from securities lending, net (including affiliated income of $71,898)	101,756
Miscellaneous income	5,192

13,288,088

EXPENSES
Management fees	3,153,966
Distribution fee	1,119,504
Custodian and accounting fees	161,608
Audit fee	26,200
Trustees’ fees	14,431
Legal fees and expenses	11,616
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,552
Miscellaneous	27,284

Total expenses	4,527,148

NET INVESTMENT INCOME (LOSS)	8,760,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $529)	6,148,433
Foreign currency transactions	(119,392)

6,029,041

Net change in unrealized appreciation (depreciation) on:
Investments	(97,582,513)
Foreign currencies	(6,975)

(97,589,488)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(91,560,447)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(82,799,507)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,760,940	$6,763,230
Net realized gain (loss) on investment and foreign currency transactions	6,029,041	9,634,452
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(97,589,488)	92,892,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,799,507)	109,289,761

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,699,434 and 1,866,211 shares, respectively]	49,537,614	50,530,939
Portfolio share repurchased [3,227,313 and 1,360,235 shares, respectively]	(90,062,104)	(37,774,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(40,524,490)	12,756,469

CAPITAL CONTRIBUTIONS	334,404	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(122,989,593)	122,046,230
NET ASSETS:
Beginning of year	481,244,928	359,198,698

End of year	$358,255,335	$481,244,928

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.5%
Boeing Co. (The)	99,674	$32,144,865
Safran SA (France)	86,590	10,469,211

		42,614,076

Automobiles — 2.5%
Tesla, Inc.*(a)	70,902	23,596,186

Banks — 1.6%
JPMorgan Chase & Co.	158,334	15,456,565

Biotechnology — 4.2%
Alexion Pharmaceuticals, Inc.*	109,403	10,651,476
BioMarin Pharmaceutical, Inc.*	120,550	10,264,832
Celgene Corp.*	78,455	5,028,181
Vertex Pharmaceuticals, Inc.*	83,520	13,840,099

		39,784,588

Capital Markets — 2.2%
Goldman Sachs Group, Inc. (The)	63,255	10,566,748
S&P Global, Inc.	63,270	10,752,104

		21,318,852

Chemicals — 0.9%
Albemarle Corp.(a)	108,728	8,379,667

Entertainment — 4.4%
Activision Blizzard, Inc.	193,155	8,995,228
Netflix, Inc.*	122,210	32,710,729

		41,705,957

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	29,989	4,743,960
Crown Castle International Corp.	87,315	9,485,028

		14,228,988

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	89,329	18,197,211

Health Care Equipment & Supplies — 1.6%
Edwards Lifesciences Corp.*	36,287	5,558,080
Intuitive Surgical, Inc.*	19,878	9,519,972

		15,078,052

Health Care Providers & Services — 1.9%
UnitedHealth Group, Inc.	72,542	18,071,663

Hotels, Restaurants & Leisure — 3.5%
Chipotle Mexican Grill, Inc.*	16,399	7,080,924
Marriott International, Inc. (Class A Stock)	138,698	15,057,055
McDonald’s Corp.	65,181	11,574,190

		33,712,169

Interactive Media & Services — 12.0%
Alphabet, Inc. (Class A Stock)*	24,965	26,087,426
Alphabet, Inc. (Class C Stock)*	25,302	26,203,004
Facebook, Inc. (Class A Stock)*	200,506	26,284,332
Tencent Holdings Ltd. (China)	877,343	35,116,665

		113,691,427

Internet & Direct Marketing Retail — 9.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	193,371	26,505,363
Amazon.com, Inc.*	36,626	55,011,153

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Booking Holdings, Inc.*	5,352	$9,218,392
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	91,810	1,625,955

		92,360,863

IT Services — 11.0%
Adyen NV (Netherlands), 144A*(a)	13,640	7,467,921
FleetCor Technologies, Inc.*	66,167	12,288,535
Mastercard, Inc. (Class A Stock)	192,878	36,386,435
PayPal Holdings, Inc.*	116,619	9,806,492
Square, Inc. (Class A Stock)*	106,053	5,948,513
Visa, Inc. (Class A Stock)	247,733	32,685,892

		104,583,788

Life Sciences Tools & Services — 1.9%
Illumina, Inc.*	60,871	18,257,039

Oil, Gas & Consumable Fuels — 0.5%
Concho Resources, Inc.*	43,666	4,488,428

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	103,504	13,465,870

Pharmaceuticals — 4.0%
AstraZeneca PLC (United Kingdom), ADR(a)	531,591	20,189,826
Bristol-Myers Squibb Co.	135,211	7,028,268
Merck & Co., Inc.	139,232	10,638,717

		37,856,811

Road & Rail — 1.0%
Union Pacific Corp.	69,050	9,544,782

Semiconductors & Semiconductor Equipment — 2.9%
Broadcom, Inc.	53,175	13,521,339
NVIDIA Corp.	107,668	14,373,678

		27,895,017

Software — 15.9%
Adobe, Inc.*	114,512	25,907,195
Microsoft Corp.	478,785	48,630,192
Red Hat, Inc.*	59,536	10,456,903
salesforce.com, Inc.*	261,972	35,882,305
ServiceNow, Inc.*(a)	33,203	5,911,794
Splunk, Inc.*	101,404	10,632,209
Workday, Inc. (Class A Stock)*	88,029	14,056,471

		151,477,069

Specialty Retail — 1.6%
Home Depot, Inc. (The)	86,861	14,924,457

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	194,025	30,605,504

Textiles, Apparel & Luxury Goods — 3.6%
Kering SA (France)	26,540	12,514,935
Lululemon Athletica, Inc.*	39,052	4,749,114
NIKE, Inc. (Class B Stock)	229,674	17,028,030

		34,292,079

TOTAL LONG-TERM INVESTMENTS (cost $513,975,316)		945,587,108

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 10.0%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	21,280,973	$21,280,973
PGIM Institutional Money Market Fund (cost $73,990,766; includes $73,820,020 of cash collateral for securities on loan)(b)(w)	73,997,377	73,989,977

TOTAL SHORT-TERM INVESTMENTS (cost $95,271,739)		95,270,950

TOTAL INVESTMENTS — 109.4% (cost $609,247,055)		1,040,858,058
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%		(89,255,978)

NET ASSETS — 100.0%		$951,602,080

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $71,921,751; cash collateral of $73,820,020 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$32,144,865	$10,469,211	$—
Automobiles	23,596,186	—	—
Banks	15,456,565	—	—
Biotechnology	39,784,588	—	—
Capital Markets	21,318,852	—	—
Chemicals	8,379,667	—	—
Entertainment	41,705,957	—	—
Equity Real Estate Investment Trusts (REITs)	14,228,988	—	—
Food & Staples Retailing	18,197,211	—	—
Health Care Equipment & Supplies	15,078,052	—	—
Health Care Providers & Services	18,071,663	—	—
Hotels, Restaurants & Leisure	33,712,169	—	—
Interactive Media & Services	78,574,762	35,116,665	—
Internet & Direct Marketing Retail	92,360,863	—	—
IT Services	97,115,867	7,467,921	—
Life Sciences Tools & Services	18,257,039	—	—
Oil, Gas & Consumable Fuels	4,488,428	—	—
Personal Products	13,465,870	—	—
Pharmaceuticals	37,856,811	—	—
Road & Rail	9,544,782	—	—
Semiconductors & Semiconductor Equipment	27,895,017	—	—
Software	151,477,069	—	—
Specialty Retail	14,924,457	—	—
Technology Hardware, Storage & Peripherals	30,605,504	—	—
Textiles, Apparel & Luxury Goods	21,777,144	12,514,935	—
Affiliated Mutual Funds	95,270,950	—	—

Total	$975,289,326	$65,568,732	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	15.9%
Interactive Media & Services	12.0
IT Services	11.0
Affiliated Mutual Funds (7.8% represents investments purchased with collateral from securities on loan)	10.0
Internet & Direct Marketing Retail	9.7
Aerospace & Defense	4.5
Entertainment	4.4
Biotechnology	4.2
Pharmaceuticals	4.0
Textiles, Apparel & Luxury Goods	3.6
Hotels, Restaurants & Leisure	3.5
Technology Hardware, Storage & Peripherals	3.2

Semiconductors & Semiconductor Equipment	2.9%
Automobiles	2.5
Capital Markets	2.2
Life Sciences Tools & Services	1.9
Food & Staples Retailing	1.9
Health Care Providers & Services	1.9
Banks	1.6
Health Care Equipment & Supplies	1.6
Specialty Retail	1.6
Equity Real Estate Investment Trusts (REITs)	1.5
Personal Products	1.4
Road & Rail	1.0
Chemicals	0.9
Oil, Gas & Consumable Fuels	0.5

109.4
Liabilities in excess of other assets	(9.4)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$71,921,751	$(71,921,751)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $71,921,751:
Unaffiliated investments (cost $513,975,316)	$945,587,108
Affiliated investments (cost $95,271,739)	95,270,950
Receivable for Portfolio shares sold	1,478,194
Dividends receivable	206,446
Tax reclaim receivable	144,503
Prepaid expenses and other assets	9,883

Total Assets	1,042,697,084

LIABILITIES:
Payable to broker for collateral for securities on loan	73,820,020
Payable for investments purchased	14,019,253
Payable for Portfolio shares repurchased	2,630,000
Management fees payable	322,989
Accrued expenses and other liabilities	246,172
Distribution fee payable	38,594
Payable to affiliate	17,607
Affiliated transfer agent fee payable	369

Total Liabilities	91,095,004

NET ASSETS	$951,602,080

Net assets were comprised of:
Partners Equity	$951,602,080

Net asset value and redemption price per share, $951,602,080 / 31,144,472 outstanding shares of beneficial interest	$30.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $294,574 foreign withholding tax)	$8,992,264
Income from securities lending, net (including affiliated income of $428,761)	544,650
Affiliated dividend income	165,972

9,702,886

EXPENSES
Management fees	8,517,325
Distribution fee	2,975,910
Custodian and accounting fees	128,957
Audit fee	22,200
Trustees’ fees	22,032
Legal fees and expenses	13,861
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,268
Miscellaneous	60,866

Total expenses	11,752,406

NET INVESTMENT INCOME (LOSS)	(2,049,520)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,133))	84,212,047
Foreign currency transactions	1,532

84,213,579

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,430)	(87,428,530)
Foreign currencies	(1,531)

(87,430,061)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(3,216,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,266,002)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,049,520)	$(1,154,501)
Net realized gain (loss) on investment and foreign currency transactions	84,213,579	74,770,754
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(87,430,061)	216,028,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,266,002)	289,644,793

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [3,711,667 and 9,158,891 shares, respectively]	123,229,186	253,647,915
Portfolio share repurchased [9,665,457 and 6,358,139 shares, respectively]	(318,427,382)	(175,252,771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(195,198,196)	78,395,144

CAPITAL CONTRIBUTIONS	54,856	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(200,409,342)	368,039,937
NET ASSETS:
Beginning of year	1,152,011,422	783,971,485

End of year	$951,602,080	$1,152,011,422

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS	Shares	Value
Air Freight & Logistics — 4.0%
Expeditors International of Washington, Inc.	1,035,006	$70,473,559
United Parcel Service, Inc. (Class B Stock)	231,952	22,622,279

		93,095,838

Beverages — 6.1%
Coca-Cola Co. (The)	1,374,222	65,069,412
Monster Beverage Corp.*	1,543,026	75,947,740

		141,017,152

Biotechnology — 5.5%
Amgen, Inc.	237,525	46,238,992
Regeneron Pharmaceuticals, Inc.*	217,421	81,206,744

		127,445,736

Capital Markets — 3.9%
FactSet Research Systems, Inc.(a)	206,202	41,267,206
SEI Investments Co.	1,073,452	49,593,482

		90,860,688

Communications Equipment — 3.0%
Cisco Systems, Inc.	1,593,266	69,036,216

Consumer Finance — 1.2%
American Express Co.	279,887	26,678,829

Energy Equipment & Services — 1.6%
Schlumberger Ltd.	1,054,264	38,037,845

Food Products — 2.8%
Danone SA (France), ADR(a)	4,683,669	65,477,693

Health Care Equipment & Supplies — 1.8%
Varian Medical Systems, Inc.*	375,100	42,502,580

Health Care Technology — 2.0%
Cerner Corp.*	873,139	45,787,409

Hotels, Restaurants & Leisure — 6.4%
Starbucks Corp.	1,145,233	73,753,005
Yum China Holdings, Inc. (China)	839,066	28,133,883
Yum! Brands, Inc.	504,762	46,397,723

		148,284,611

Household Products — 4.9%
Colgate-Palmolive Co.	751,366	44,721,304
Procter & Gamble Co. (The)	761,537	70,000,480

		114,721,784

Interactive Media & Services — 11.0%
Alphabet, Inc. (Class C Stock)*	67,253	69,647,879
Alphabet, Inc. (Class A Stock)*	67,076	70,091,737
Facebook, Inc. (Class A Stock)*	883,717	115,846,462

		255,586,078

Internet & Direct Marketing Retail — 11.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	861,311	118,059,899
Amazon.com, Inc.*	101,090	151,834,147

		269,894,046

IT Services — 7.4%
Automatic Data Processing, Inc.	172,295	22,591,320

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Visa, Inc. (Class A Stock)(a)	1,120,872	$147,887,852

		170,479,172

Machinery — 2.9%
Deere & Co.	444,881	66,362,899

Pharmaceuticals — 6.1%
Merck & Co., Inc.	406,975	31,096,960
Novartis AG (Switzerland), ADR	504,786	43,315,687
Novo Nordisk A/S (Denmark), ADR	1,477,466	68,066,859

		142,479,506

Semiconductors & Semiconductor Equipment — 2.9%
QUALCOMM, Inc.	1,166,668	66,395,076

Software — 12.5%
Autodesk, Inc.*	738,092	94,926,012
Microsoft Corp.	787,732	80,009,939
Oracle Corp.	2,540,609	114,708,496

		289,644,447

TOTAL LONG-TERM INVESTMENTS (cost $1,601,355,367)		2,263,787,605

SHORT-TERM INVESTMENTS — 11.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	68,153,849	68,153,849
PGIM Institutional Money Market Fund (cost $199,944,742; includes $199,529,834 of cash collateral for securities on loan)(b)(w)	199,947,853	199,927,858

TOTAL SHORT-TERM INVESTMENTS (cost $268,098,591)		268,081,707

TOTAL INVESTMENTS — 109.2% (cost $1,869,453,958)		2,531,869,312
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.2)%		(213,934,485)

NET ASSETS — 100.0%		$2,317,934,827

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $194,702,815; cash collateral of $199,529,834 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$93,095,838	$—	$—
Beverages	141,017,152	—	—
Biotechnology	127,445,736	—	—
Capital Markets	90,860,688	—	—
Communications Equipment	69,036,216	—	—
Consumer Finance	26,678,829	—	—
Energy Equipment & Services	38,037,845	—	—
Food Products	65,477,693	—	—
Health Care Equipment & Supplies	42,502,580	—	—
Health Care Technology	45,787,409	—	—
Hotels, Restaurants & Leisure	148,284,611	—	—
Household Products	114,721,784	—	—
Interactive Media & Services	255,586,078	—	—
Internet & Direct Marketing Retail	269,894,046	—	—
IT Services	170,479,172	—	—
Machinery	66,362,899	—	—
Pharmaceuticals	142,479,506	—	—
Semiconductors & Semiconductor Equipment	66,395,076	—	—
Software	289,644,447	—	—
Affiliated Mutual Funds	268,081,707	—	—

Total	$2,531,869,312	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	12.5%
Internet & Direct Marketing Retail	11.6
Affiliated Mutual Funds (8.6% represents investments purchased with collateral from securities on loan)	11.6
Interactive Media & Services	11.0
IT Services	7.4
Hotels, Restaurants & Leisure	6.4
Pharmaceuticals	6.1
Beverages	6.1
Biotechnology	5.5
Household Products	4.9

Air Freight & Logistics	4.0%
Capital Markets	3.9
Communications Equipment	3.0
Semiconductors & Semiconductor Equipment	2.9
Machinery	2.9
Food Products	2.8
Health Care Technology	2.0
Health Care Equipment & Supplies	1.8
Energy Equipment & Services	1.6
Consumer Finance	1.2

109.2
Liabilities in excess of other assets	(9.2)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$194,702,815	$(194,702,815)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $194,702,815:
Unaffiliated investments (cost $1,601,355,367)	$2,263,787,605
Affiliated investments (cost $268,098,591)	268,081,707
Receivable for Portfolio shares sold	3,809,255
Tax reclaim receivable	2,745,192
Dividends receivable	1,644,685
Receivable for investments sold	25,698
Prepaid expenses	41,713

Total Assets	2,540,135,855

LIABILITIES:
Payable to broker for collateral for securities on loan	199,529,834
Payable for investments purchased	16,380,344
Payable for Portfolio shares repurchased	4,656,567
Management fees payable	676,705
Accrued expenses and other liabilities	496,158
Payable to affiliate	366,211
Distribution fee payable	94,840
Affiliated transfer agent fee payable	369

Total Liabilities	222,201,028

NET ASSETS	$2,317,934,827

Net assets were comprised of:
Partners Equity	$2,317,934,827

Net asset value and redemption price per share, $2,317,934,827 / 47,761,706 outstanding shares of beneficial interest	$48.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $24,877 foreign withholding tax)	$33,258,548
Income from securities lending, net (including affiliated income of $772,722)	833,965
Affiliated dividend income	765,528

34,858,041

EXPENSES
Management fees	20,172,061
Distribution fee	7,123,509
Custodian and accounting fees	185,550
Trustees’ fees	39,362
Audit fee	26,867
Legal fees and expenses	19,038
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,957
Miscellaneous	50,080

Total expenses	27,628,411
Less: Fee waivers and/or expense reimbursement	(1,709,642)

Net expenses	25,918,769

NET INVESTMENT INCOME (LOSS)	8,939,272

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(18,961))	350,377,625

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,907)	(405,578,302)
Foreign currencies	(127)

(405,578,429)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(55,200,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,261,532)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,939,272	$10,974,558
Net realized gain (loss) on investment transactions	350,377,625	125,906,576
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(405,578,429)	611,429,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,261,532)	748,310,878

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,736,864 and 8,527,687 shares, respectively]	139,356,378	384,602,563
Portfolio share repurchased [14,212,322 and 10,440,101 shares, respectively]	(730,422,776)	(471,619,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(591,066,398)	(87,017,401)

CAPITAL CONTRIBUTIONS	1,028,291	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(636,299,639)	661,293,477
NET ASSETS:
Beginning of year	2,954,234,466	2,292,940,989

End of year	$2,317,934,827	$2,954,234,466

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS	Shares	Value
Austria — 0.4%
Erste Group Bank AG*	64,363	$2,147,249

Brazil — 0.3%
Ambev SA	498,775	1,979,271

Canada — 1.8%
Canadian National Railway Co.(a)	141,540	10,489,529

Denmark — 0.7%
Carlsberg A/S (Class B Stock)	36,715	3,905,061

France — 10.2%
Air Liquide SA	50,606	6,298,215
Danone SA	147,100	10,371,722
Hermes International	2,249	1,250,899
Legrand SA	92,253	5,220,033
LVMH Moet Hennessy Louis Vuitton SE	43,908	13,014,162
Pernod Ricard SA	71,722	11,781,006
Schneider Electric SE	172,042	11,820,631

		59,756,668

Germany — 4.4%
Bayer AG	171,241	11,988,794
Brenntag AG	64,979	2,819,920
Deutsche Boerse AG	20,391	2,459,772
Merck KGaA	46,520	4,813,340
MTU Aero Engines AG	20,580	3,750,797

		25,832,623

Israel — 1.3%
Check Point Software Technologies Ltd.*	73,953	7,591,275

Japan — 2.5%
Hoya Corp.	67,900	4,087,683
Kubota Corp.	447,100	6,355,998
Olympus Corp.	145,900	4,511,843

		14,955,524

Macau — 0.2%
Sands China Ltd.	249,600	1,093,244

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV (Class O Stock)	325,380	1,588,342

Netherlands — 2.3%
Akzo Nobel NV	102,556	8,277,398
Heineken NV	60,234	5,335,483

		13,612,881

South Korea — 0.8%
Samsung Electronics Co. Ltd.	129,521	4,487,119

Spain — 1.2%
Aena SME SA, 144A	44,897	6,990,289

Sweden — 2.2%
Essity AB (Class B Stock)	530,870	13,071,625

Switzerland — 7.6%
Adecco Group AG	59,160	2,780,167
Cie Financiere Richemont SA	84,540	5,469,497
Julius Baer Group Ltd.*	62,271	2,227,112
Nestle SA	189,913	15,444,912
Roche Holding AG	41,495	10,324,498

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Sonova Holding AG	11,646	$1,917,267
UBS Group AG*	492,548	6,146,789

		44,310,242

Thailand — 0.2%
Kasikornbank PCL	222,500	1,265,552

United Kingdom — 9.9%
Burberry Group PLC	142,405	3,152,487
Compass Group PLC	312,330	6,574,422
Diageo PLC	368,012	13,119,716
Linde PLC (AQUIS)	57,950	9,250,345
Linde PLC (NYSE)	17,167	2,678,739
Reckitt Benckiser Group PLC	169,964	13,042,146
Whitbread PLC	67,867	3,966,869
WPP PLC	587,097	6,353,558

		58,138,282

United States — 51.4%
3M Co.	51,544	9,821,194
Abbott Laboratories	131,016	9,476,387
Accenture PLC (Class A Stock)	97,983	13,816,583
American Express Co.	84,561	8,060,355
Amphenol Corp. (Class A Stock)	38,792	3,142,928
Aon PLC	43,402	6,308,915
Aptiv PLC	40,781	2,510,886
AutoZone, Inc.*	2,993	2,509,152
Bank of New York Mellon Corp. (The)	200,864	9,454,668
Cisco Systems, Inc.	118,887	5,151,374
Cognizant Technology Solutions Corp. (Class A Stock)	101,285	6,429,572
Colgate-Palmolive Co.	110,300	6,565,055
Comcast Corp. (Class A Stock)	477,208	16,248,932
Cooper Cos., Inc. (The)	28,546	7,264,956
Coty, Inc. (Class A Stock)	374,355	2,455,769
eBay, Inc.*	153,985	4,322,359
Franklin Resources, Inc.(a)	70,242	2,083,378
Goldman Sachs Group, Inc. (The)	30,339	5,068,130
Harley-Davidson, Inc.	54,666	1,865,204
Honeywell International, Inc.	100,830	13,321,660
Johnson & Johnson	19,024	2,455,047
Kansas City Southern	106,736	10,187,951
Kellogg Co.(a)	93,106	5,307,973
Medtronic PLC	194,602	17,700,998
Microchip Technology, Inc.(a)	31,937	2,296,909
National Oilwell Varco, Inc.	47,429	1,218,925
NOW, Inc.*(a)	27,632	321,636
Omnicom Group, Inc.(a)	45,907	3,362,229
Oracle Corp.	198,532	8,963,720
PayPal Holdings, Inc.*	45,180	3,799,186
PPG Industries, Inc.	65,303	6,675,926
Resideo Technologies, Inc.*	17,210	353,666
Sally Beauty Holdings, Inc.*(a)	88,380	1,506,878
Schlumberger Ltd.	69,121	2,493,886
State Street Corp.	141,686	8,936,136
Stryker Corp.	65,963	10,339,700
Thermo Fisher Scientific, Inc.	78,844	17,644,499
United Parcel Service, Inc. (Class B Stock)	96,038	9,366,586
United Technologies Corp.	53,218	5,666,653
Visa, Inc. (Class A Stock)	133,132	17,565,436

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Walt Disney Co. (The)	112,845	$12,373,454
Waters Corp.*(a)	27,776	5,239,942
Wynn Resorts Ltd.	10,130	1,001,958
Zimmer Biomet Holdings, Inc.	99,965	10,368,370

		301,025,121

TOTAL LONG-TERM INVESTMENTS (cost $512,508,548)		572,239,897

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	8,424,409	8,424,409
PGIM Institutional Money Market Fund (cost $20,326,051; includes $20,259,515 of cash collateral for securities on loan)(b)(w)	20,327,899	20,325,866

Value
TOTAL SHORT-TERM INVESTMENTS (cost $28,750,460)	$28,750,275

TOTAL INVESTMENTS — 102.6% (cost $541,259,008)	600,990,172
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.6)%	(14,949,799)

NET ASSETS — 100.0%	$586,040,373

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,936,779; cash collateral of $20,259,515 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Austria	$—	$2,147,249	$—
Brazil	1,979,271	—	—
Canada	10,489,529	—	—
Denmark	—	3,905,061	—
France	—	59,756,668	—
Germany	—	25,832,623	—
Israel	7,591,275	—	—
Japan	—	14,955,524	—
Macau	—	1,093,244	—
Mexico	1,588,342	—	—
Netherlands	—	13,612,881	—
South Korea	—	4,487,119	—
Spain	—	6,990,289	—
Sweden	—	13,071,625	—
Switzerland	—	44,310,242	—
Thailand	—	1,265,552	—
United Kingdom	2,678,739	55,459,543	—
United States	301,025,121	—	—
Affiliated Mutual Funds	28,750,275	—	—

Total	$354,102,552	$246,887,620	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Health Care Equipment & Supplies	11.2%
IT Services	7.1
Capital Markets	6.2
Beverages	6.2
Chemicals	5.7
Household Products	5.6
Food Products	5.3
Pharmaceuticals	5.0
Affiliated Mutual Funds (3.5% represents investments purchased with collateral from securities on loan)	4.9
Media	4.4
Industrial Conglomerates	4.0
Textiles, Apparel & Luxury Goods	3.9
Life Sciences Tools & Services	3.9
Road & Rail	3.5
Electrical Equipment	2.9
Software	2.8
Hotels, Restaurants & Leisure	2.2
Entertainment	2.1

Aerospace & Defense	1.6%
Air Freight & Logistics	1.6
Consumer Finance	1.4
Transportation Infrastructure	1.2
Machinery	1.1
Insurance	1.1
Communications Equipment	0.9
Banks	0.9
Technology Hardware, Storage & Peripherals	0.8
Internet & Direct Marketing Retail	0.7
Specialty Retail	0.7
Energy Equipment & Services	0.6
Electronic Equipment, Instruments & Components	0.5
Trading Companies & Distributors	0.5
Professional Services	0.5
Auto Components	0.4
Personal Products	0.4
Semiconductors & Semiconductor Equipment	0.4
Automobiles	0.3
Building Products	0.1

102.6
Liabilities in excess of other assets	(2.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$19,936,779	$(19,936,779)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $19,936,779:
Unaffiliated investments (cost $512,508,548)	$572,239,897
Affiliated investments (cost $28,750,460)	28,750,275
Receivable for Portfolio shares sold	2,631,781
Tax reclaim receivable	2,071,793
Receivable for investments sold	859,897
Dividends and interest receivable	724,573
Receivable from affiliate	9,584
Prepaid expenses	6,288

Total Assets	607,294,088

LIABILITIES:
Payable to broker for collateral for securities on loan	20,259,515
Payable to affiliate	562,886
Management fees payable	258,830
Accrued expenses and other liabilities	140,472
Distribution fee payable	23,489
Payable for investments purchased	7,911
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	243

Total Liabilities	21,253,715

NET ASSETS	$586,040,373

Net assets were comprised of:
Partners Equity	$586,040,373

Net asset value and redemption price per share, $586,040,373 / 31,577,823 outstanding shares of beneficial interest	$18.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $827,260, of which $10,823 is reimbursable by an affiliate)	$13,883,754
Income from securities lending, net (including affiliated income of $162,493)	208,215
Affiliated dividend income	84,492
Interest income	26

14,176,487

EXPENSES
Management fees	5,822,924
Distribution fee	1,767,053
Custodian and accounting fees	141,191
Audit fee	28,300
Trustees’ fees	17,031
Legal fees and expenses	12,381
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,267
Miscellaneous	34,972

Total expenses	7,835,106

NET INVESTMENT INCOME (LOSS)	6,341,381

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,682))	49,901,279
Foreign currency transactions	(5,376)

49,895,903

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,072)	(121,998,655)
Foreign currencies	(19,466)

(122,018,121)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(72,122,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(65,780,837)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,341,381	$5,645,792
Net realized gain (loss) on investment and foreign currency transactions	49,895,903	25,982,310
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(122,018,121)	114,984,926

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65,780,837)	146,613,028

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,641,980 and 2,719,291 shares, respectively]	32,859,825	50,459,013
Portfolio share repurchased [6,787,760 and 3,097,213 shares, respectively]	(134,998,005)	(58,427,725)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(102,138,180)	(7,968,712)

CAPITAL CONTRIBUTIONS	445,613	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(167,473,404)	138,644,316
NET ASSETS:
Beginning of year	753,513,777	614,869,461

End of year	$586,040,373	$753,513,777

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value
Beverages — 1.3%
Constellation Brands, Inc. (Class A Stock)	52,826	$8,495,477
Monster Beverage Corp.*	38,991	1,919,137
Pernod Ricard SA (France)	17,241	2,831,995

		13,246,609

Biotechnology — 2.4%
Biogen, Inc.*	25,606	7,705,358
BioMarin Pharmaceutical, Inc.*(a)	28,130	2,395,270
Regeneron Pharmaceuticals, Inc.*	8,970	3,350,295
Vertex Pharmaceuticals, Inc.*	74,014	12,264,860

		25,715,783

Capital Markets — 2.7%
Charles Schwab Corp. (The)	131,970	5,480,714
Intercontinental Exchange, Inc.	204,953	15,439,109
MSCI, Inc.	50,534	7,450,228

		28,370,051

Chemicals — 1.6%
Sherwin-Williams Co. (The)	42,667	16,787,758

Construction Materials — 1.1%
Vulcan Materials Co.	112,708	11,135,550

Electrical Equipment — 0.8%
AMETEK, Inc.	124,438	8,424,453

Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp. (Class A Stock)	104,665	8,479,958
FLIR Systems, Inc.	64,118	2,791,698

		11,271,656

Entertainment — 4.8%
Activision Blizzard, Inc.	299,695	13,956,796
Electronic Arts, Inc.*	186,500	14,716,715
Netflix, Inc.*	76,001	20,342,428
Spotify Technology SA*	16,382	1,859,357

		50,875,296

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	113,400	17,938,746

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	36,426	7,420,340

Health Care Equipment & Supplies — 7.5%
Abbott Laboratories	185,778	13,437,323
Boston Scientific Corp.*	253,491	8,958,372
Danaher Corp.	205,293	21,169,814
Edwards Lifesciences Corp.*	48,751	7,467,191
Medtronic PLC	211,493	19,237,403
Stryker Corp.	57,191	8,964,689

		79,234,792

Hotels, Restaurants & Leisure — 2.1%
Chipotle Mexican Grill, Inc.*	7,393	3,192,223
Hilton Worldwide Holdings, Inc.	64,192	4,608,986
Marriott International, Inc. (Class A Stock)	80,536	8,742,988
Starbucks Corp.	84,374	5,433,686

		21,977,883

COMMON STOCKS (continued)	Shares	Value
Household Products — 0.7%
Colgate-Palmolive Co.	123,648	$7,359,529

Industrial Conglomerates — 1.3%
Roper Technologies, Inc.	49,865	13,290,020

Insurance — 1.5%
Aon PLC	111,550	16,214,907

Interactive Media & Services — 9.6%
Alphabet, Inc. (Class A Stock)*	42,484	44,394,081
Alphabet, Inc. (Class C Stock)*	24,846	25,730,766
Facebook, Inc. (Class A Stock)*	241,994	31,722,993

		101,847,840

Internet & Direct Marketing Retail — 7.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	27,034	3,705,550
Amazon.com, Inc.*	42,834	64,335,383
Booking Holdings, Inc.*	5,775	9,946,976

		77,987,909

IT Services — 16.1%
Cognizant Technology Solutions Corp. (Class A Stock)	24,818	1,575,447
Fidelity National Information Services, Inc.	114,808	11,773,560
Fiserv, Inc.*	320,506	23,553,986
FleetCor Technologies, Inc.*	42,925	7,972,031
Global Payments, Inc.	116,929	12,058,888
Mastercard, Inc. (Class A Stock)	206,303	38,919,061
PayPal Holdings, Inc.*	163,539	13,751,995
Square, Inc. (Class A Stock)*	47,948	2,689,403
Total System Services, Inc.	25,511	2,073,789
Visa, Inc. (Class A Stock)(a)	377,469	49,803,260
Worldpay, Inc. (Class A Stock)*	85,013	6,497,544

		170,668,964

Life Sciences Tools & Services — 3.0%
Illumina, Inc.*	13,959	4,186,723
Thermo Fisher Scientific, Inc.	124,458	27,852,456

		32,039,179

Machinery — 0.7%
Fortive Corp.	102,189	6,914,108

Media — 0.7%
Comcast Corp. (Class A Stock)	221,043	7,526,514

Multiline Retail — 0.7%
Dollar General Corp.	10,231	1,105,766
Dollar Tree, Inc.*	64,660	5,840,091

		6,945,857

Oil, Gas & Consumable Fuels — 0.7%
Concho Resources, Inc.*	26,579	2,732,055
Pioneer Natural Resources Co.	38,972	5,125,597

		7,857,652

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	56,874	7,399,307

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	127,149	6,609,205
Elanco Animal Health, Inc.*(a)	17,426	549,442
Eli Lilly & Co.	53,525	6,193,913

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc.	202,082	$17,286,094

		30,638,654

Professional Services — 2.2%
CoStar Group, Inc.*	2,793	942,191
TransUnion	97,399	5,532,263
Verisk Analytics, Inc.*(a)	153,669	16,756,068

		23,230,522

Road & Rail — 2.0%
Canadian Pacific Railway Ltd. (Canada)	52,926	9,400,716
Union Pacific Corp.	86,804	11,998,917

		21,399,633

Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc.	43,001	3,690,776
NVIDIA Corp.	16,712	2,231,052

		5,921,828

Software — 15.5%
Adobe, Inc.*	196,932	44,553,896
Intuit, Inc.	90,186	17,753,114
Microsoft Corp.	696,106	70,703,486
PTC, Inc.*(a)	31,415	2,604,304
salesforce.com, Inc.*	207,725	28,452,093

		164,066,893

Specialty Retail — 1.0%
Ross Stores, Inc.	132,654	11,036,813

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	94,189	14,857,373

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.*	24,574	2,988,444
NIKE, Inc. (Class B Stock)	189,977	14,084,895

		17,073,339

Tobacco — 0.4%
Philip Morris International, Inc.	69,195	4,619,458

TOTAL LONG-TERM INVESTMENTS (cost $767,960,092)		1,041,295,216

SHORT-TERM INVESTMENTS — 4.8%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	28,693,412	$28,693,412
PGIM Institutional Money Market Fund (cost $22,170,424; includes $22,105,292 of cash collateral for securities on loan)(b)(w)	22,170,437	22,168,220

TOTAL SHORT-TERM INVESTMENTS (cost $50,863,836)		50,861,632

TOTAL INVESTMENTS — 103.3% (cost $818,823,928)		1,092,156,848
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%		(34,973,068)

NET ASSETS — 100.0%		$1,057,183,780

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,744,981; cash collateral of $22,105,292 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Beverages	$10,414,614	$2,831,995	$—
Biotechnology	25,715,783	—	—
Capital Markets	28,370,051	—	—
Chemicals	16,787,758	—	—
Construction Materials	11,135,550	—	—
Electrical Equipment	8,424,453	—	—
Electronic Equipment, Instruments & Components	11,271,656	—	—
Entertainment	50,875,296	—	—
Equity Real Estate Investment Trusts (REITs)	17,938,746	—	—
Food & Staples Retailing	7,420,340	—	—
Health Care Equipment & Supplies	79,234,792	—	—
Hotels, Restaurants & Leisure	21,977,883	—	—
Household Products	7,359,529	—	—
Industrial Conglomerates	13,290,020	—	—
Insurance	16,214,907	—	—
Interactive Media & Services	101,847,840	—	—
Internet & Direct Marketing Retail	77,987,909	—	—
IT Services	170,668,964	—	—
Life Sciences Tools & Services	32,039,179	—	—
Machinery	6,914,108	—	—
Media	7,526,514	—	—
Multiline Retail	6,945,857	—	—
Oil, Gas & Consumable Fuels	7,857,652	—	—
Personal Products	7,399,307	—	—
Pharmaceuticals	30,638,654	—	—
Professional Services	23,230,522	—	—
Road & Rail	21,399,633	—	—
Semiconductors & Semiconductor Equipment	5,921,828	—	—
Software	164,066,893	—	—
Specialty Retail	11,036,813	—	—
Technology Hardware, Storage & Peripherals	14,857,373	—	—
Textiles, Apparel & Luxury Goods	17,073,339	—	—
Tobacco	4,619,458	—	—
Affiliated Mutual Funds	50,861,632	—	—

Total	$1,089,324,853	$2,831,995	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

IT Services	16.1%
Software	15.5
Interactive Media & Services	9.6
Health Care Equipment & Supplies	7.5
Internet & Direct Marketing Retail	7.4
Entertainment	4.8
Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	4.8
Life Sciences Tools & Services	3.0
Pharmaceuticals	2.9
Capital Markets	2.7
Biotechnology	2.4
Professional Services	2.2
Hotels, Restaurants & Leisure	2.1
Road & Rail	2.0
Equity Real Estate Investment Trusts (REITs)	1.7
Textiles, Apparel & Luxury Goods	1.6
Chemicals	1.6

Insurance	1.5%
Technology Hardware, Storage & Peripherals	1.4
Industrial Conglomerates	1.3
Beverages	1.3
Electronic Equipment, Instruments & Components	1.1
Construction Materials	1.1
Specialty Retail	1.0
Electrical Equipment	0.8
Oil, Gas & Consumable Fuels	0.7
Media	0.7
Food & Staples Retailing	0.7
Personal Products	0.7
Household Products	0.7
Multiline Retail	0.7
Machinery	0.7
Semiconductors & Semiconductor Equipment	0.6
Tobacco	0.4

103.3
Liabilities in excess of other assets	(3.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$21,744,981	$(21,744,981)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $21,744,981:
Unaffiliated investments (cost $767,960,092)	$1,041,295,216
Affiliated investments (cost $50,863,836)	50,861,632
Receivable for Portfolio shares sold	2,309,038
Dividends receivable	504,203
Tax reclaim receivable	237,821
Receivable from affiliate	2,534
Prepaid expenses and other assets	23,981

Total Assets	1,095,234,425

LIABILITIES:
Payable to broker for collateral for securities on loan	22,105,292
Payable for investments purchased	12,555,790
Payable for Portfolio shares repurchased	2,630,000
Management fees payable	347,570
Payable to affiliate	240,711
Accrued expenses and other liabilities	127,807
Distribution fee payable	43,106
Affiliated transfer agent fee payable	369

Total Liabilities	38,050,645

NET ASSETS	$1,057,183,780

Net assets were comprised of:
Partners Equity	$1,057,183,780

Net asset value and redemption price per share, $1,057,183,780 / 43,646,730 outstanding shares of beneficial interest	$24.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $39,686 foreign withholding tax)	$8,828,679
Affiliated dividend income	296,517
Income from securities lending, net (including affiliated income of $129,652)	129,899

9,255,095

EXPENSES
Management fees	9,046,938
Distribution fee	3,164,391
Custodian and accounting fees	107,619
Audit fee	26,200
Trustees’ fees	23,032
Legal fees and expenses	14,161
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,332
Miscellaneous	28,569

Total expenses	12,423,229
Less: Fee waivers and/or expense reimbursement	(119,367)

Net expenses	12,303,862

NET INVESTMENT INCOME (LOSS)	(3,048,767)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,881))	135,546,301
Foreign currency transactions	1,047

135,547,348

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,976)	(96,691,906)
Foreign currencies	3,911

(96,687,995)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	38,859,353

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,810,586

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,048,767)	$(1,214,079)
Net realized gain (loss) on investment and foreign currency transactions	135,547,348	135,459,945
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(96,687,995)	157,456,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,810,586	291,702,116

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [4,793,631 and 10,971,369 shares, respectively]	124,085,726	238,846,944
Portfolio share repurchased [12,475,095 and 18,602,408 shares, respectively]	(320,402,427)	(383,102,772)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(196,316,701)	(144,255,828)

CAPITAL CONTRIBUTIONS	567,112	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(159,939,003)	147,446,288
NET ASSETS:
Beginning of year	1,217,122,783	1,069,676,495

End of year	$1,057,183,780	$1,217,122,783

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.2%
Lockheed Martin Corp.	30,891	$8,088,499
Northrop Grumman Corp.	93,838	22,980,926
United Technologies Corp.	120,990	12,883,015

		43,952,440

Air Freight & Logistics — 0.6%
United Parcel Service, Inc. (Class B Stock)	78,399	7,646,254

Auto Components — 0.9%
Aptiv PLC	163,448	10,063,493
Lear Corp.	22,567	2,772,582

		12,836,075

Automobiles — 0.1%
Harley-Davidson, Inc.	49,436	1,686,756

Banks — 13.2%
Citigroup, Inc.	492,960	25,663,498
JPMorgan Chase & Co.	649,400	63,394,428
PNC Financial Services Group, Inc. (The)	163,900	19,161,549
U.S. Bancorp(a)	644,260	29,442,682
Wells Fargo & Co.	900,232	41,482,691

		179,144,848

Beverages — 1.9%
Diageo PLC (United Kingdom)	528,867	18,854,235
PepsiCo, Inc.	68,918	7,614,061

		26,468,296

Building Products — 1.6%
Johnson Controls International PLC	748,280	22,186,502

Capital Markets — 7.0%
Bank of New York Mellon Corp. (The)	342,951	16,142,704
BlackRock, Inc.	35,396	13,904,257
Goldman Sachs Group, Inc. (The)	136,346	22,776,599
Moody’s Corp.(a)	66,340	9,290,254
Nasdaq, Inc.	174,503	14,234,210
State Street Corp.	184,040	11,607,403
T. Rowe Price Group, Inc.	74,603	6,887,349

		94,842,776

Chemicals — 3.3%
DowDuPont, Inc.	81,756	4,372,311
PPG Industries, Inc.	268,557	27,454,582
Sherwin-Williams Co. (The)	33,859	13,322,162

		45,149,055

Consumer Finance — 1.0%
American Express Co.	136,241	12,986,492

Containers & Packaging — 0.2%
Crown Holdings, Inc.*(a)	66,337	2,757,629

Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	167,339	9,407,799

Electric Utilities — 3.6%
Duke Energy Corp.	308,421	26,616,732
Southern Co. (The)	347,287	15,252,845
Xcel Energy, Inc.	134,319	6,617,897

		48,487,474

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — 1.0%
Eaton Corp. PLC	192,570	$13,221,856

Energy Equipment & Services — 1.1%
Schlumberger Ltd.	429,115	15,482,469

Equity Real Estate Investment Trusts (REITs) — 0.4%
Public Storage	27,743	5,615,461

Food Products — 3.9%
Archer-Daniels-Midland Co.	171,493	7,026,068
Danone SA (France)	95,658	6,744,651
General Mills, Inc.(a)	315,663	12,291,917
J.M. Smucker Co. (The)(a)	55,232	5,163,640
Nestle SA (Switzerland)	270,057	21,962,723

		53,188,999

Health Care Equipment & Supplies — 5.9%
Abbott Laboratories	261,451	18,910,751
Danaher Corp.	209,915	21,646,435
Medtronic PLC	433,477	39,429,068

		79,986,254

Health Care Providers & Services — 2.2%
Cigna Corp.(a)	110,507	20,987,580
McKesson Corp.	83,714	9,247,886

		30,235,466

Household Products — 1.4%
Colgate-Palmolive Co.	46,814	2,786,369
Kimberly-Clark Corp.	42,450	4,836,753
Procter & Gamble Co. (The)	43,178	3,968,922
Reckitt Benckiser Group PLC (United Kingdom)	91,767	7,041,718

		18,633,762

Industrial Conglomerates — 3.1%
3M Co.	86,854	16,549,161
Honeywell International, Inc.	198,735	26,256,868

		42,806,029

Insurance — 7.6%
Aon PLC	198,256	28,818,492
Chubb Ltd.	238,423	30,799,483
MetLife, Inc.	323,131	13,267,759
Travelers Cos., Inc. (The)	256,729	30,743,298

		103,629,032

IT Services — 6.4%
Accenture PLC (Class A Stock)	277,016	39,062,026
Amdocs Ltd.	57,680	3,378,894
Cognizant Technology Solutions Corp. (Class A Stock)	107,964	6,853,555
DXC Technology Co.	95,278	5,065,931
Fidelity National Information Services, Inc.	171,352	17,572,148
Fiserv, Inc.*	197,057	14,481,719

		86,414,273

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	76,649	17,153,280

Machinery — 3.3%
Illinois Tool Works, Inc.	152,744	19,351,137
Ingersoll-Rand PLC	137,832	12,574,413

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Stanley Black & Decker, Inc.	104,803	$12,549,111

		44,474,661

Media — 4.7%
Comcast Corp. (Class A Stock)	1,026,122	34,939,454
Interpublic Group of Cos., Inc. (The)(a)	507,826	10,476,450
Omnicom Group, Inc.(a)	250,455	18,343,324

		63,759,228

Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	89,039	9,686,553
EOG Resources, Inc.	138,012	12,036,027
Exxon Mobil Corp.	130,363	8,889,453
Occidental Petroleum Corp.	142,079	8,720,809

		39,332,842

Pharmaceuticals — 8.7%
Johnson & Johnson	420,579	54,275,720
Merck & Co., Inc.	218,768	16,716,063
Novartis AG (Switzerland)	43,771	3,755,822
Pfizer, Inc.	883,105	38,547,533
Roche Holding AG (Switzerland)	17,897	4,453,008

		117,748,146

Professional Services — 0.7%
Equifax, Inc.	104,776	9,757,789

Road & Rail — 1.8%
Canadian National Railway Co. (Canada)(a)	112,396	8,329,668
Union Pacific Corp.	117,262	16,209,126

		24,538,794

Semiconductors & Semiconductor Equipment — 2.2%
Analog Devices, Inc.	91,192	7,827,009
Texas Instruments, Inc.	239,440	22,627,080

		30,454,089

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc.(a)	338,565	4,242,219

Tobacco — 3.0%
Altria Group, Inc.	189,569	9,362,813
Philip Morris International, Inc.	478,655	31,955,008

		41,317,821

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc.*	76,074	$2,854,296

TOTAL LONG-TERM INVESTMENTS (cost $1,285,619,443)		1,352,399,162

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	3,493,060	3,493,060
PGIM Institutional Money Market Fund (cost $67,037,997; includes $66,929,192 of cash collateral for securities on loan)(b)(w)	67,041,175	67,034,470

TOTAL SHORT-TERM INVESTMENTS (cost $70,531,057)		70,527,530

TOTAL INVESTMENTS — 104.6% (cost $1,356,150,500)		1,422,926,692
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(63,188,828)

NET ASSETS — 100.0%		$1,359,737,864

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,958,217; cash collateral of $66,929,192 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$43,952,440	$—	$—
Air Freight & Logistics	7,646,254	—	—
Auto Components	12,836,075	—	—
Automobiles	1,686,756	—	—
Banks	179,144,848	—	—
Beverages	7,614,061	18,854,235	—
Building Products	22,186,502	—	—
Capital Markets	94,842,776	—	—
Chemicals	45,149,055	—	—
Consumer Finance	12,986,492	—	—
Containers & Packaging	2,757,629	—	—
Diversified Telecommunication Services	9,407,799	—	—
Electric Utilities	48,487,474	—	—
Electrical Equipment	13,221,856	—	—
Energy Equipment & Services	15,482,469	—	—
Equity Real Estate Investment Trusts (REITs)	5,615,461	—	—
Food Products	24,481,625	28,707,374	—
Health Care Equipment & Supplies	79,986,254	—	—
Health Care Providers & Services	30,235,466	—	—
Household Products	11,592,044	7,041,718	—
Industrial Conglomerates	42,806,029	—	—
Insurance	103,629,032	—	—
IT Services	86,414,273	—	—
Life Sciences Tools & Services	17,153,280	—	—
Machinery	44,474,661	—	—
Media	63,759,228	—	—
Oil, Gas & Consumable Fuels	39,332,842	—	—
Pharmaceuticals	109,539,316	8,208,830	—
Professional Services	9,757,789	—	—
Road & Rail	24,538,794	—	—
Semiconductors & Semiconductor Equipment	30,454,089	—	—
Textiles, Apparel & Luxury Goods	4,242,219	—	—
Tobacco	41,317,821	—	—
Trading Companies & Distributors	2,854,296	—	—
Affiliated Mutual Funds	70,527,530	—	—

Total	$1,360,114,535	$62,812,157	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	13.2%
Pharmaceuticals	8.7
Insurance	7.6
Capital Markets	7.0
IT Services	6.4
Health Care Equipment & Supplies	5.9
Affiliated Mutual Funds (4.9% represents investments purchased with collateral from securities on loan)	5.2
Media	4.7
Food Products	3.9
Electric Utilities	3.6
Chemicals	3.3
Machinery	3.3
Aerospace & Defense	3.2
Industrial Conglomerates	3.1
Tobacco	3.0
Oil, Gas & Consumable Fuels	2.9
Semiconductors & Semiconductor Equipment	2.2

Health Care Providers & Services	2.2%
Beverages	1.9
Road & Rail	1.8
Building Products	1.6
Household Products	1.4
Life Sciences Tools & Services	1.3
Energy Equipment & Services	1.1
Electrical Equipment	1.0
Consumer Finance	1.0
Auto Components	0.9
Professional Services	0.7
Diversified Telecommunication Services	0.7
Air Freight & Logistics	0.6
Equity Real Estate Investment Trusts (REITs)	0.4
Textiles, Apparel & Luxury Goods	0.3
Trading Companies & Distributors	0.2
Containers & Packaging	0.2
Automobiles	0.1

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/Received(1)	Net Amount
Securities on Loan	$65,958,217	$(65,958,217)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $65,958,217:
Unaffiliated investments (cost $1,285,619,443)	$1,352,399,162
Affiliated investments (cost $70,531,057)	70,527,530
Cash	73,051
Dividends and interest receivable	2,743,374
Tax reclaim receivable	860,981
Receivable for Portfolio shares sold	754,970
Receivable from affiliate	42,659
Receivable for investments sold	42,525
Prepaid expenses	11,295

Total Assets	1,427,455,547

LIABILITIES:
Payable to broker for collateral for securities on loan	66,929,192
Management fees payable	430,335
Accrued expenses and other liabilities	178,429
Payable to affiliate	120,171
Distribution fee payable	55,044
Payable for investments purchased	4,143
Affiliated transfer agent fee payable	369

Total Liabilities	67,717,683

NET ASSETS	$1,359,737,864

Net assets were comprised of:
Partners Equity	$1,359,737,864

Net asset value and redemption price per share, $1,359,737,864 / 75,269,658 outstanding shares of beneficial interest	$18.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $205,027 foreign withholding tax)	$36,299,015
Affiliated dividend income	352,970
Income from securities lending, net (including affiliated income of $109,347)	119,119
Interest income	118

36,771,222

EXPENSES
Management fees	10,180,939
Distribution fee	3,841,356
Custodian and accounting fees	127,744
Audit fee	26,200
Trustees’ fees	26,171
Legal fees and expenses	14,938
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,452
Miscellaneous	32,943

Total expenses	14,261,730

NET INVESTMENT INCOME (LOSS)	22,509,492

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(15,377))	27,297,366
Foreign currency transactions	(6,281)

27,291,085

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $147)	(205,942,020)
Foreign currencies	(9,133)

(205,951,153)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(178,660,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(156,150,576)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$22,509,492	$17,320,903
Net realized gain (loss) on investment and foreign currency transactions	27,291,085	42,926,724
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(205,951,153)	153,585,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,150,576)	213,833,360

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,991,421 and 17,748,787 shares, respectively]	59,519,974	332,324,979
Portfolio share repurchased [6,284,818 and 6,910,636 shares, respectively]	(122,843,600)	(127,350,754)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(63,323,626)	204,974,225

CAPITAL CONTRIBUTIONS	30,787	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219,443,415)	418,807,585
NET ASSETS:
Beginning of year	1,579,181,279	1,160,373,694

End of year	$1,359,737,864	$1,579,181,279

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.6%
General Dynamics Corp.	57,500	$9,039,575
Hexcel Corp.	63,100	3,618,154
Huntington Ingalls Industries, Inc.	17,980	3,421,774
Spirit AeroSystems Holdings, Inc. (Class A Stock)	134,000	9,660,060

		25,739,563

Airlines — 3.1%
Alaska Air Group, Inc.(a)	36,500	2,221,025
American Airlines Group, Inc.	182,100	5,847,231
JetBlue Airways Corp.*	365,100	5,863,506
United Continental Holdings, Inc.*	99,900	8,364,627

		22,296,389

Auto Components — 1.8%
Aptiv PLC	41,400	2,548,998
BorgWarner, Inc.	56,000	1,945,440
Goodyear Tire & Rubber Co. (The)	192,100	3,920,761
Lear Corp.	35,600	4,373,816

		12,789,015

Automobiles — 0.5%
Harley-Davidson, Inc.	62,300	2,125,676
Thor Industries, Inc.	32,900	1,710,800

		3,836,476

Banks — 7.1%
BankUnited, Inc.	199,100	5,961,054
BB&T Corp.	113,600	4,921,152
CIT Group, Inc.(a)	51,200	1,959,424
Citizens Financial Group, Inc.	171,800	5,107,614
Comerica, Inc.	105,300	7,233,057
Fifth Third Bancorp	232,900	5,480,137
KeyCorp	834,800	12,338,344
Regions Financial Corp.	572,600	7,661,388

		50,662,170

Beverages — 1.3%
Molson Coors Brewing Co. (Class B Stock)	165,400	9,288,864

Biotechnology — 0.7%
Alexion Pharmaceuticals, Inc.*	52,000	5,062,720

Building Products — 1.3%
Johnson Controls International PLC	255,392	7,572,373
Owens Corning	42,800	1,882,344

		9,454,717

Capital Markets — 1.3%
Ameriprise Financial, Inc.	46,500	4,853,205
State Street Corp.	68,500	4,320,295

		9,173,500

Chemicals — 3.8%
Ashland Global Holdings, Inc.	77,000	5,463,920
Celanese Corp.	78,313	7,045,821
Chemours Co. (The)	156,100	4,405,142
Eastman Chemical Co.	78,500	5,739,135

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Huntsman Corp.	250,200	$4,826,358

		27,480,376

Commercial Services & Supplies — 0.8%
Covanta Holding Corp.(a)	298,000	3,999,160
LSC Communications, Inc.	28,659	200,613
Pitney Bowes, Inc.	205,300	1,213,323
RR Donnelley & Sons Co.	76,426	302,647

		5,715,743

Communications Equipment — 2.5%
ARRIS International PLC*	107,000	3,270,990
Ciena Corp.*	256,800	8,708,088
Juniper Networks, Inc.	211,100	5,680,701

		17,659,779

Construction & Engineering — 0.7%
Valmont Industries, Inc.	46,200	5,125,890

Consumer Finance — 1.3%
Discover Financial Services	75,200	4,435,296
Navient Corp.	140,400	1,236,924
Nelnet, Inc. (Class A Stock)	67,757	3,546,401

		9,218,621

Containers & Packaging — 0.7%
Owens-Illinois, Inc.*	166,900	2,877,356
Westrock Co.	56,900	2,148,544

		5,025,900

Diversified Financial Services — 0.3%
Banco Latinoamericano de Comercio
Exterior SA (Panama) (Class E Stock)	108,800	1,882,240

Electric Utilities — 3.7%
Edison International	145,500	8,260,035
Entergy Corp.	112,500	9,682,875
FirstEnergy Corp.	232,500	8,730,375

		26,673,285

Electrical Equipment — 0.3%
Regal Beloit Corp.	34,000	2,381,700

Electronic Equipment, Instruments & Components — 2.0%
Itron, Inc.*	91,996	4,350,492
Methode Electronics, Inc.	61,500	1,432,335
Sanmina Corp.*	42,200	1,015,332
SYNNEX Corp.	19,260	1,556,978
Tech Data Corp.*	59,100	4,834,971
TTM Technologies, Inc.*	125,400	1,220,142

		14,410,250

Energy Equipment & Services — 0.1%
McDermott International, Inc.*(a)	150,500	984,270

Entertainment — 1.0%
Lions Gate Entertainment Corp. (Class A Stock)(a)	73,350	1,180,935
Lions Gate Entertainment Corp. (Class B Stock)(a)	258,050	3,839,784
Viacom, Inc. (Class B Stock)	84,200	2,163,940

		7,184,659

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 7.3%
Ashford Hospitality Trust, Inc.	198,300	$793,200
Braemar Hotels & Resorts, Inc.	25,065	223,830
Brixmor Property Group, Inc.	100,000	1,469,000
CBL & Associates Properties, Inc.(a)	304,681	584,988
CoreCivic, Inc.	138,300	2,465,889
Franklin Street Properties Corp.	320,400	1,996,092
Gaming & Leisure Properties, Inc.	59,300	1,915,983
Government Properties Income Trust(a)	147,100	1,010,577
Hospitality Properties Trust	160,300	3,827,964
Host Hotels & Resorts, Inc.(a)	161,200	2,687,204
Industrial Logistics Properties Trust	66,733	1,312,642
Lexington Realty Trust	438,300	3,598,443
Mack-Cali Realty Corp.	139,200	2,726,928
Medical Properties Trust, Inc.	250,300	4,024,824
New Senior Investment Group, Inc.	62,491	257,463
Omega Healthcare Investors, Inc.(a)	131,100	4,608,165
Piedmont Office Realty Trust, Inc. (Class A Stock)	160,400	2,733,216
Retail Value, Inc.	15,085	386,025
Sabra Health Care REIT, Inc.(a)	126,243	2,080,485
Select Income REIT	132,800	977,408
Senior Housing Properties Trust(a)	284,784	3,337,668
SITE Centers Corp.(a)	150,850	1,669,910
Summit Hotel Properties, Inc.(a)	125,000	1,216,250
VEREIT, Inc.(a)	515,653	3,686,919
Xenia Hotels & Resorts, Inc.(a)	133,100	2,289,320

		51,880,393

Food & Staples Retailing — 1.2%
Kroger Co. (The)(a)	299,900	8,247,250

Food Products — 3.2%
Archer-Daniels-Midland Co.	52,700	2,159,119
Hain Celestial Group, Inc. (The)*(a)	276,200	4,380,532
J.M. Smucker Co. (The)(a)	28,800	2,692,512
Pilgrim’s Pride Corp.*	124,600	1,932,546
TreeHouse Foods, Inc.*(a)	181,600	9,208,936
Tyson Foods, Inc. (Class A Stock)	49,800	2,659,320

		23,032,965

Health Care Equipment & Supplies — 1.0%
Zimmer Biomet Holdings, Inc.	68,600	7,115,192

Health Care Providers & Services — 1.5%
Cardinal Health, Inc.	48,700	2,172,020
HCA Healthcare, Inc.	36,700	4,567,315
Molina Healthcare, Inc.*	13,100	1,522,482
Owens & Minor, Inc.(a)	83,300	527,289
Universal Health Services, Inc. (Class B Stock)	15,100	1,760,056

		10,549,162

Hotels, Restaurants & Leisure — 3.2%
Brinker International, Inc.(a)	103,100	4,534,338
International Game Technology PLC(a)	373,400	5,462,842
MGM Resorts International	165,500	4,015,030
Wyndham Destinations, Inc.	211,700	7,587,328
Wyndham Hotels & Resorts, Inc.	27,300	1,238,601

		22,838,139

COMMON STOCKS (continued)	Shares	Value
Household Durables — 1.7%
Ethan Allen Interiors, Inc.	56,239	$989,244
PulteGroup, Inc.(a)	110,100	2,861,499
Whirlpool Corp.	80,300	8,581,661

		12,432,404

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.	182,200	2,634,612

Insurance — 5.8%
Aflac, Inc.	51,000	2,323,560
Allstate Corp. (The)(a)	55,400	4,577,702
American Financial Group, Inc.	21,758	1,969,752
Everest Re Group Ltd.	20,700	4,507,631
Hartford Financial Services Group, Inc. (The)	113,000	5,022,850
Lincoln National Corp.	119,200	6,116,152
Maiden Holdings Ltd.	189,700	313,005
Old Republic International Corp.	95,100	1,956,207
Principal Financial Group, Inc.	64,300	2,840,131
Reinsurance Group of America, Inc.	33,200	4,655,636
Universal Insurance Holdings, Inc.	42,189	1,599,807
Unum Group	186,100	5,467,618

		41,350,051

IT Services — 1.4%
Amdocs Ltd.	56,400	3,303,912
Conduent, Inc.*	352,300	3,744,949
DXC Technology Co.	54,700	2,908,399

		9,957,260

Leisure Products — 0.2%
Brunswick Corp.	34,900	1,621,105

Machinery — 3.2%
AGCO Corp.	28,000	1,558,760
Allison Transmission Holdings, Inc.	63,200	2,775,112
Briggs & Stratton Corp.	150,500	1,968,540
Cummins, Inc.	44,900	6,000,436
Meritor, Inc.*	225,000	3,804,750
Oshkosh Corp.	43,200	2,648,592
Snap-on, Inc.(a)	16,500	2,397,285
Wabash National Corp.	146,800	1,920,144

		23,073,619

Media — 1.2%
AMC Networks, Inc. (Class A Stock)*(a)	72,900	4,000,752
Gannett Co., Inc.(a)	46,949	400,475
MSG Networks, Inc. (Class A Stock)*(a)	125,100	2,947,356
TEGNA, Inc.	93,900	1,020,693

		8,369,276

Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	39,700	2,825,449

Mortgage Real Estate Investment Trusts (REITs) — 2.5%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	86,200	2,746,332
Granite Point Mortgage Trust, Inc.	29,168	525,899
MFA Financial, Inc.	357,400	2,387,432
PennyMac Mortgage Investment Trust(a)	124,800	2,323,776
Starwood Property Trust, Inc.(a)	414,900	8,177,679

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Two Harbors Investment Corp.	153,900	$1,976,076

		18,137,194

Multiline Retail — 1.6%
Big Lots, Inc.(a)	48,100	1,391,052
Dillard’s, Inc. (Class A Stock)(a)	41,600	2,508,896
Kohl’s Corp.	87,300	5,791,482
Macy’s, Inc.	70,400	2,096,512

		11,787,942

Multi-Utilities — 1.0%
Public Service Enterprise Group, Inc.	84,400	4,393,020
SCANA Corp.	63,800	3,048,364

		7,441,384

Oil, Gas & Consumable Fuels — 5.8%
Cabot Oil & Gas Corp.	298,100	6,662,535
Cimarex Energy Co.	23,900	1,473,435
Devon Energy Corp.	183,100	4,127,074
Gulfport Energy Corp.*	188,200	1,232,710
HollyFrontier Corp.	51,003	2,607,273
Marathon Petroleum Corp.	68,600	4,048,086
Newfield Exploration Co.*	79,100	1,159,606
ONEOK, Inc.(a)	100,900	5,443,555
PBF Energy, Inc. (Class A Stock)	100,400	3,280,068
SRC Energy, Inc.*	331,477	1,557,942
Valero Energy Corp.	57,000	4,273,290
Williams Cos., Inc. (The)(a)	250,100	5,514,705

		41,380,279

Paper & Forest Products — 0.3%
Domtar Corp.(a)	71,600	2,515,308

Pharmaceuticals — 2.0%
Jazz Pharmaceuticals PLC*	27,800	3,446,087
Lannett Co., Inc.*(a)	29,200	144,832
Mallinckrodt PLC*(a)	36,200	571,960
Mylan NV*	66,800	1,830,320
Perrigo Co. PLC(a)	127,451	4,938,726
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	227,800	3,512,676

		14,444,601

Professional Services — 0.4%
ManpowerGroup, Inc.	41,800	2,708,640

Road & Rail — 0.3%
Ryder System, Inc.	40,800	1,964,520

Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology, Inc.*	321,928	2,111,848
Entegris, Inc.(a)	55,000	1,534,225
Lam Research Corp.	35,000	4,765,950
ON Semiconductor Corp.*	317,000	5,233,670
Skyworks Solutions, Inc.	80,500	5,395,110

		19,040,803

Software — 1.9%
Check Point Software Technologies Ltd. (Israel)*(a)	27,000	2,771,550
Nuance Communications, Inc.*(a)	420,000	5,556,600

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Teradata Corp.*	142,229	$5,455,904

		13,784,054

Specialty Retail — 4.3%
Aaron’s, Inc.	34,600	1,454,930
Bed Bath & Beyond, Inc.(a)	58,200	658,824
Best Buy Co., Inc.(a)	132,200	7,001,312
Chico’s FAS, Inc.(a)	717,800	4,034,036
Foot Locker, Inc.	42,000	2,234,400
GameStop Corp. (Class A Stock)(a)	103,100	1,301,122
Group 1 Automotive, Inc.(a)	31,030	1,635,902
Murphy USA, Inc.*(a)	28,700	2,199,568
Office Depot, Inc.	414,700	1,069,926
Party City Holdco, Inc.*(a)	586,000	5,848,280
Penske Automotive Group, Inc.(a)	77,200	3,112,704

		30,551,004

Technology Hardware, Storage & Peripherals — 2.8%
HP, Inc.	174,200	3,564,132
NCR Corp.*	131,200	3,028,096
Seagate Technology PLC(a)	97,000	3,743,230
Western Digital Corp.	177,800	6,573,266
Xerox Corp.	144,475	2,854,826

		19,763,550

Thrifts & Mortgage Finance — 0.7%
MGIC Investment Corp.*	193,500	2,024,010
Radian Group, Inc.	180,083	2,946,158

		4,970,168

Tobacco — 0.3%
Universal Corp.	41,200	2,230,980

Trading Companies & Distributors — 1.7%
AerCap Holdings NV (Ireland)*	234,400	9,282,240
Aircastle Ltd.	165,598	2,854,910

		12,137,150

TOTAL LONG-TERM INVESTMENTS (cost $731,357,004)		700,830,581

SHORT-TERM INVESTMENTS — 16.2%
AFFILIATED MUTUAL FUNDS — 15.9%
PGIM Core Ultra Short Bond Fund(w)	3,805,360	3,805,360
PGIM Institutional Money Market Fund (cost $109,776,901; includes $109,530,411 of cash collateral for securities on loan)(b)(w)	109,776,114	109,765,136

TOTAL AFFILIATED MUTUAL FUNDS (cost $113,582,261)		113,570,496

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value
UNAFFILIATED FUND — 0.3%
BlackRock Liquidity Funds FedFund Portfolio (cost $2,225,903)	2,225,903	$2,225,903

TOTAL SHORT-TERM INVESTMENTS (cost $115,808,164)		115,796,399

TOTAL INVESTMENTS — 114.1% (cost $847,165,168)		816,626,980
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.1)%		(101,204,414)

NET ASSETS — 100.0%		$715,422,566

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $106,994,124; cash collateral of $109,530,411 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$25,739,563	$—	$—
Airlines	22,296,389	—	—
Auto Components	12,789,015	—	—
Automobiles	3,836,476	—	—
Banks	50,662,170	—	—
Beverages	9,288,864	—	—
Biotechnology	5,062,720	—	—
Building Products	9,454,717	—	—
Capital Markets	9,173,500	—	—
Chemicals	27,480,376	—	—
Commercial Services & Supplies	5,715,743	—	—
Communications Equipment	17,659,779	—	—
Construction & Engineering	5,125,890	—	—
Consumer Finance	9,218,621	—	—
Containers & Packaging	5,025,900	—	—
Diversified Financial Services	1,882,240	—	—
Electric Utilities	26,673,285	—	—
Electrical Equipment	2,381,700	—	—
Electronic Equipment, Instruments & Components	14,410,250	—	—
Energy Equipment & Services	984,270	—	—
Entertainment	7,184,659	—	—
Equity Real Estate Investment Trusts (REITs)	51,880,393	—	—
Food & Staples Retailing	8,247,250	—	—
Food Products	23,032,965	—	—
Health Care Equipment & Supplies	7,115,192	—	—
Health Care Providers & Services	10,549,162	—	—
Hotels, Restaurants & Leisure	22,838,139	—	—
Household Durables	12,432,404	—	—
Independent Power & Renewable Electricity Producers	2,634,612	—	—
Insurance	41,350,051	—	—
IT Services	9,957,260	—	—
Leisure Products	1,621,105	—	—
Machinery	23,073,619	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Media	$8,369,276	$—	$—
Metals & Mining	2,825,449	—	—
Mortgage Real Estate Investment Trusts (REITs)	18,137,194	—	—
Multiline Retail	11,787,942	—	—
Multi-Utilities	7,441,384	—	—
Oil, Gas & Consumable Fuels	41,380,279	—	—
Paper & Forest Products	2,515,308	—	—
Pharmaceuticals	14,444,601	—	—
Professional Services	2,708,640	—	—
Road & Rail	1,964,520	—	—
Semiconductors & Semiconductor Equipment	19,040,803	—	—
Software	13,784,054	—	—
Specialty Retail	30,551,004	—	—
Technology Hardware, Storage & Peripherals	19,763,550	—	—
Thrifts & Mortgage Finance	4,970,168	—	—
Tobacco	2,230,980	—	—
Trading Companies & Distributors	12,137,150	—	—
Affiliated Mutual Funds	113,570,496	—	—
Unaffiliated Fund	2,225,903	—	—

Total	$816,626,980	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (15.3% represents investments purchased with collateral from securities on loan)	15.9%
Equity Real Estate Investment Trusts (REITs)	7.3
Banks	7.1
Oil, Gas & Consumable Fuels	5.8
Insurance	5.8
Specialty Retail	4.3
Chemicals	3.8
Electric Utilities	3.7
Aerospace & Defense	3.6
Machinery	3.2
Food Products	3.2
Hotels, Restaurants & Leisure	3.2
Airlines	3.1
Technology Hardware, Storage & Peripherals	2.8
Semiconductors & Semiconductor Equipment	2.7
Mortgage Real Estate Investment Trusts (REITs)	2.5
Communications Equipment	2.5
Pharmaceuticals	2.0
Electronic Equipment, Instruments & Components	2.0
Software	1.9
Auto Components	1.8
Household Durables	1.7
Trading Companies & Distributors	1.7
Multiline Retail	1.6
Health Care Providers & Services	1.5
IT Services	1.4
Building Products	1.3
Beverages	1.3
Consumer Finance	1.3
Capital Markets	1.3
Media	1.2

Food & Staples Retailing	1.2%
Multi-Utilities	1.0
Entertainment	1.0
Health Care Equipment & Supplies	1.0
Commercial Services & Supplies	0.8
Construction & Engineering	0.7
Biotechnology	0.7
Containers & Packaging	0.7
Thrifts & Mortgage Finance	0.7
Automobiles	0.5
Metals & Mining	0.4
Professional Services	0.4
Independent Power & Renewable Electricity Producers	0.4
Paper & Forest Products	0.3
Electrical Equipment	0.3
Tobacco	0.3
Unaffiliated Fund	0.3
Road & Rail	0.3
Diversified Financial Services	0.3
Leisure Products	0.2
Energy Equipment & Services	0.1

114.1
Liabilities in excess of other assets	(14.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$106,994,124	$(106,994,124)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $106,994,124:
Unaffiliated investments (cost $733,582,907)	$703,056,484
Affiliated investments (cost $113,582,261)	113,570,496
Receivable for Portfolio shares sold	5,727,196
Dividends and interest receivable	1,993,690
Receivable for investments sold	1,426,084
Tax reclaim receivable	2,825
Prepaid expenses	15,042

Total Assets	825,791,817

LIABILITIES:
Payable to broker for collateral for securities on loan	109,530,411
Accrued expenses and other liabilities	306,125
Management fees payable	285,429
Payable for Portfolio shares repurchased	215,500
Distribution fee payable	28,592
Payable to affiliate	2,825
Affiliated transfer agent fee payable	369

Total Liabilities	110,369,251

NET ASSETS	$715,422,566

Net assets were comprised of:
Partners Equity	$715,422,566

Net asset value and redemption price per share, $715,422,566 / 24,530,297 outstanding shares of beneficial interest	$29.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $9,532, of which $107 is reimbursable by an affiliate)	$20,106,985
Income from securities lending, net (including affiliated income of $473,212)	508,677
Affiliated dividend income	63,934
Interest income	58

20,679,654

EXPENSES
Management fees	6,634,135
Distribution fee	2,305,742
Custodian and accounting fees	119,492
Audit fee	26,200
Trustees’ fees	19,222
Legal fees and expenses	13,054
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,985
Miscellaneous	35,655

Total expenses	9,165,472
Less: Fee waivers and/or expense reimbursement	(18,446)

Net expenses	9,147,026

NET INVESTMENT INCOME (LOSS)	11,532,628

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(12,103))	92,230,319

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,484)	(249,197,981)
Foreign currencies	(19)

(249,198,000)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(156,967,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(145,435,053)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$11,532,628	$11,882,852
Net realized gain (loss) on investment transactions	92,230,319	69,478,569
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(249,198,000)	43,798,071

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(145,435,053)	125,159,492

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,210,906 and 1,809,635 shares, respectively]	38,720,009	58,316,523
Portfolio share repurchased [5,586,661 and 2,835,399 shares, respectively]	(186,990,010)	(92,804,948)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(148,270,001)	(34,488,425)

CAPITAL CONTRIBUTIONS	1,782	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(293,703,272)	90,671,067
NET ASSETS:
Beginning of year	1,009,125,838	918,454,771

End of year	$715,422,566	$1,009,125,838

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS — 92.7%	Shares	Value
Argentina — 0.7%
Adecoagro SA*	33,500	$233,160
Banco Macro SA, ADR	1,290	57,044
BBVA Banco Frances SA, ADR	5,600	63,448
Cresud SACIF y A, ADR*	17,208	209,077
Grupo Financiero Galicia SA, ADR	4,830	133,163
MercadoLibre, Inc.*	2,178	637,827
Pampa Energia SA*	43,686	54,230
Pampa Energia SA, ADR*(a)	7,896	251,172
Telecom Argentina SA, ADR	18,556	288,731
Transportadora de Gas del Sur SA (Class B Stock), ADR(a)	24,930	373,950

		2,301,802

Bahrain — 0.7%
Ahli United Bank BSC	1,858,869	1,250,184
Al Salam Bank-Bahrain BSC	1,956,680	473,079
GFH Financial Group BSC	1,850,581	454,191
Ithmaar Holding BSC*	3,694,179	304,014

		2,481,468

Botswana — 0.5%
Barclays Bank of Botswana Ltd.	466,032	226,999
Botswana Insurance Holdings Ltd.	123,564	201,861
Choppies Enterprises Ltd.*^	534,631	34,436
First National Bank of Botswana Ltd.	885,555	202,567
Letshego Holdings Ltd.	1,667,377	252,159
Sechaba Breweries Holdings Ltd.	401,237	749,110
Standard Chartered Bank Botswana Ltd.*	91,217	32,328
Turnstar Holdings Ltd.	202,180	54,715

		1,754,175

Brazil — 3.9%
AES Tiete Energia SA, UTS	26,800	69,286
Ambev SA	35,600	141,270
Ambev SA, ADR	184,800	724,416
B3 SA - Brasil Bolsa Balcao	22,349	154,596
Banco do Brasil SA	19,875	238,403
BR Malls Participacoes SA	203,585	686,538
BRF SA*	33,460	189,325
CCR SA	82,300	237,828
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	32,300	260,661
Cia de Saneamento de Minas Gerais-COPASA	8,300	131,768
Cia Energetica de Minas Gerais, ADR(a)	74,196	264,138
Cia Hering	15,600	117,692
Cia Paranaense de Energia, ADR	15,400	120,582
Cia Siderurgica Nacional SA*	17,700	40,371
Cielo SA	279,056	640,084
Cosan SA	13,500	116,548
CPFL Energia SA, ADR(a)	7,392	109,402
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,800	166,844
EcoRodovias Infraestrutura e Logistica SA	22,700	54,938
EDP - Energias do Brasil SA	29,400	111,888
Embraer SA, ADR	19,800	438,174
Engie Brasil Energia SA	27,375	233,225
Equatorial Energia SA	15,100	290,487

COMMON STOCKS (continued)	Shares	Value
Brazil (continued)
Estacio Participacoes SA	35,100	$215,178
Even Construtora e Incorporadora SA*	70,900	109,759
Fibria Celulose SA	9,800	170,929
Hypera SA	84,100	655,311
Iguatemi Empresa de Shopping Centers SA	11,700	125,581
Iochpe Maxion SA	19,300	118,566
Klabin SA, UTS	25,100	102,842
Kroton Educacional SA	142,400	325,895
Light SA	13,000	55,344
Localiza Rent a Car SA	58,235	447,008
LOG Commercial Properties e Participacoes SA*	3,290	15,297
Lojas Renner SA	37,100	405,867
Marfrig Global Foods SA*	48,640	68,522
MRV Engenharia e Participacoes SA	45,600	145,421
Multiplan Empreendimentos Imobiliarios SA	67,000	420,246
Natura Cosmeticos SA	10,300	119,590
Odontoprev SA	115,800	410,824
Qualicorp Consultoria e Corretora de Seguros SA	92,300	306,972
Raia Drogasil SA	10,600	156,303
Rumo SA*	31,557	138,417
Smiles Fidelidade SA	6,100	68,889
Suzano Papel e Celulose SA	15,725	154,501
TIM Participacoes SA	234,633	717,384
TOTVS SA	37,600	263,392
Ultrapar Participacoes SA	28,600	392,574
Vale SA, ADR(a)	92,992	1,226,564
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	12,210	56,706
WEG SA	70,318	318,229

		13,250,575

Bulgaria — 0.4%
CB First Investment Bank AD*	155,563	306,739
Central Cooperative Bank AD*	87,402	72,183
Chimimport AD	265,946	310,687
Industrial Holding Bulgaria PLC*	72,512	43,756
MonBat AD	48,227	222,865
Petrol AD*^	22,681	13,087
Sopharma AD/Sofia	197,237	406,454

		1,375,771

Chile — 3.0%
AES Gener SA	227,462	63,224
Aguas Andinas SA (Class A Stock)	327,850	180,327
Almendral SA	1,092,556	65,176
Banco de Chile	4,425,933	632,449
Banco de Credito e Inversiones SA	5,881	382,062
Banco Santander Chile	6,302,356	469,407
Cencosud SA	262,569	475,348
Cia Cervecerias Unidas SA, ADR(a)	14,950	375,694
Colbun SA	772,001	155,023
Embotelladora Andina SA (Class B Stock), ADR	9,150	208,803
Empresa Nacional de Telecomunicaciones SA	32,654	253,214
Empresas CMPC SA	207,125	658,413
Empresas COPEC SA	110,610	1,327,288

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Chile (continued)
Enel Americas SA	2,916,314	$514,809
Enel Chile SA	2,951,733	284,838
Engie Energia Chile SA	49,355	90,212
Forus SA	18,500	50,675
Itau CorpBanca	26,181,273	244,421
Latam Airlines Group SA, ADR(a)	77,683	800,135
Parque Arauco SA	95,852	213,374
Ripley Corp. SA	146,630	121,961
SACI Falabella	158,403	1,161,683
Salfacorp SA	108,740	155,244
Sociedad Quimica y Minera de Chile SA, ADR(a)	17,100	654,930
SONDA SA	194,134	304,041
Vina Concha y Toro SA	139,650	272,579

		10,115,330

China — 11.0%
263 Network Communications Co. Ltd. (Class A Stock)*	55,100	40,589
3SBio, Inc., 144A	124,500	159,875
AAC Technologies Holdings, Inc.	12,500	72,436
AECC Aviation Power Co. Ltd. (Class A Stock)	13,100	41,566
Agricultural Bank of China Ltd. (Class H Stock)	303,000	132,594
Air China Ltd. (Class H Stock)	142,000	123,796
Aisino Corp. (Class A Stock)	22,400	74,918
Alibaba Group Holding Ltd., ADR*(a)	7,400	1,014,318
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	342,610
Anhui Conch Cement Co. Ltd. (Class H Stock)	139,000	673,993
AviChina Industry & Technology Co. Ltd. (Class H Stock)	172,000	107,925
Baidu, Inc., ADR*	1,715	271,999
Bank of Beijing Co. Ltd. (Class A Stock)	59,956	48,993
Bank of China Ltd. (Class H Stock)	816,000	350,909
Bank of Communications Co. Ltd. (Class H Stock)	338,800	262,874
Bank of Ningbo Co. Ltd. (Class A Stock)	39,600	93,539
BBMG Corp. (Class H Stock)	684,000	215,762
Beijing Capital International Airport Co. Ltd. (Class H Stock)	146,000	154,811
Beijing Enterprises Holdings Ltd.	41,500	219,055
Beijing Enterprises Water Group Ltd.*	476,000	245,422
Beijing Orient Landscape & Environment Co. Ltd. (Class A Stock)	27,100	28,282
Beijing Originwater Technology Co. Ltd. (Class A Stock)	34,800	39,608
Beijing Water Business Doctor Co. Ltd. (Class A Stock)	36,500	40,824
BOE Technology Group Co. Ltd. (Class A Stock)	173,800	66,573
Brilliance China Automotive Holdings Ltd.	350,000	261,023
BYD Co. Ltd. (Class H Stock)	36,000	228,362
Cangzhou Mingzhu Plastic Co. Ltd. (Class A Stock)	43,160	26,492
CGN Power Co. Ltd. (Class H Stock), 144A	1,231,000	291,925

COMMON STOCKS (continued)	Shares	Value
China (continued)
Changjiang Securities Co. Ltd. (Class A Stock)	46,400	$34,847
China Agri-Industries Holdings Ltd.	804,000	285,110
China Biologic Products Holdings, Inc.*	3,200	242,912
China CITIC Bank Corp. Ltd. (Class H Stock)	179,000	108,801
China Coal Energy Co. Ltd. (Class H Stock)	437,000	171,966
China Communications Construction Co. Ltd. (Class H Stock)	229,000	216,052
China Communications Services Corp. Ltd. (Class H Stock)	396,000	327,237
China Construction Bank Corp. (Class H Stock)	748,670	618,079
China Everbright Ltd.	32,000	56,652
China Evergrande Group	32,000	94,651
China Fortune Land Development Co. Ltd. (Class A Stock)	17,000	63,051
China Life Insurance Co. Ltd. (Class H Stock)	108,000	229,338
China Longyuan Power Group Corp. Ltd. (Class H Stock)	395,000	268,762
China Medical System Holdings Ltd.	245,000	228,283
China Mengniu Dairy Co. Ltd.*	195,000	603,799
China Merchants Bank Co. Ltd. (Class H Stock)	58,769	215,666
China Merchants Port Holdings Co. Ltd.	114,000	203,879
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (Class A Stock)	38,200	96,943
China Minsheng Banking Corp. Ltd. (Class H Stock)	113,160	77,928
China Mobile Ltd.	77,500	745,565
China Molybdenum Co. Ltd. (Class H Stock)	753,000	277,430
China National Building Material Co. Ltd. (Class H Stock)	368,000	251,280
China National Nuclear Power Co. Ltd. (Class A Stock)	62,600	48,032
China Northern Rare Earth Group High-Tech Co. Ltd. (Class A Stock)	38,100	48,581
China Oilfield Services Ltd. (Class H Stock)	138,000	118,235
China Overseas Land & Investment Ltd.	292,720	1,005,599
China Overseas Property Holdings Ltd.	420,240	122,840
China Pacific Insurance Group Co. Ltd. (Class H Stock)	44,200	143,054
China Petroleum & Chemical Corp. (Class H Stock)	1,221,000	868,898
China Power International Development Ltd.	478,000	108,441
China Railway Group Ltd. (Class H Stock)	363,000	330,552
China Resources Beer Holdings Co. Ltd.	160,000	551,463
China Resources Gas Group Ltd.	58,000	229,315
China Resources Land Ltd.	90,444	345,959
China Resources Power Holdings Co. Ltd.	141,400	271,971
China Shanshui Cement Group Ltd.*(a)	551,000	148,875
China Shenhua Energy Co. Ltd. (Class H Stock)	206,500	451,083
China Shipbuilding Industry Co. Ltd. (Class A Stock)	59,700	36,941
China State Construction Engineering Corp. Ltd. (Class A Stock)	100,240	83,275
China Taiping Insurance Holdings Co. Ltd.	39,800	108,662

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Telecom Corp. Ltd. (Class H Stock)	532,000	$271,201
China Unicom Hong Kong Ltd.	262,052	277,567
China United Network Communications Ltd. (Class A Stock)	113,700	85,730
China Vanke Co. Ltd. (Class H Stock)	272,500	924,828
China Yangtze Power Co. Ltd. (Class A Stock)	50,200	116,108
China Yurun Food Group Ltd.*	741,000	60,476
China Zhongwang Holdings Ltd.	418,000	184,720
CITIC Guoan Information Industry Co. Ltd. (Class A Stock)	47,200	23,179
CITIC Ltd.	235,000	366,368
CNOOC Ltd.	561,000	863,041
COSCO Shipping Development Co. Ltd. (Class H Stock)*	683,000	69,361
COSCO Shipping Energy Transportation Co. Ltd. (Class H Stock)	194,000	96,978
COSCO SHIPPING Ports Ltd.	252,000	247,928
Country Garden Holdings Co. Ltd.	230,831	278,086
Country Garden Services Holdings Co. Ltd.*	20,440	32,262
CRRC Corp. Ltd. (Class H Stock)	256,000	249,626
CSPC Pharmaceutical Group Ltd.	264,000	376,262
Ctrip.com International Ltd., ADR*	12,900	349,074
Daqin Railway Co. Ltd. (Class A Stock)	62,400	75,002
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	209,407
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	10,600	60,924
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	291,702
Dr Peng Telecom & Media Group Co. Ltd. (Class A Stock)	18,200	18,666
East Money Information Co. Ltd. (Class A Stock)	43,920	77,593
Financial Street Holdings Co. Ltd. (Class A Stock)	59,800	56,099
GD Power Development Co. Ltd. (Class A Stock)	149,300	55,624
GEM Co. Ltd. (Class A Stock)	55,300	30,987
Gemdale Corp. (Class A Stock)	42,300	59,445
Golden Eagle Retail Group Ltd.	242,000	257,916
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)*	17,600	91,541
Guangdong Baolihua New Energy Stock Co. Ltd. (Class A Stock)	54,700	53,655
Guangdong Investment Ltd.	224,000	432,849
Guanghui Energy Co. Ltd. (Class A Stock)	105,700	57,911
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	263,073	262,250
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	21,200	80,197
Han’s Laser Technology Industry Group Co. Ltd. (Class A Stock)	13,500	59,778
Hengan International Group Co. Ltd.	82,000	590,917
Huaneng Power International, Inc. (Class H Stock)	616,000	391,102
Huaneng Renewables Corp. Ltd. (Class H Stock)	662,000	176,276
Hubei Energy Group Co. Ltd. (Class A Stock)	136,000	72,673

COMMON STOCKS (continued)	Shares	Value
China (continued)
Hundsun Technologies, Inc. (Class A Stock)	10,500	$79,634
Iflytek Co. Ltd. (Class A Stock)	16,800	60,427
Industrial & Commercial Bank of China Ltd. (Class H Stock)	693,000	494,602
Industrial Bank Co. Ltd. (Class A Stock)	40,600	88,551
Inner Mongolia BaoTou Steel Union Co. Ltd. (Class A Stock)	217,140	46,531
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	15,500	51,821
JD.com, Inc., ADR*	6,900	144,417
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	223,400
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	9,720	74,903
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	3,300	45,585
Jiangxi Copper Co. Ltd. (Class H Stock)	221,000	259,272
Jiangxi Ganfeng Lithium Co. Ltd. (Class A Stock)	14,700	47,276
Jilin Aodong Pharmaceutical Group Co. Ltd. (Class A Stock)	24,700	51,882
Kangde Xin Composite Material Group Co. Ltd. (Class A Stock)	22,300	25,814
Kangmei Pharmaceutical Co. Ltd. (Class A Stock)	30,900	41,583
Kunlun Energy Co. Ltd.	230,000	243,523
Kweichow Moutai Co. Ltd. (Class A Stock)	1,400	120,427
Lenovo Group Ltd.	112,000	75,613
Lepu Medical Technology Beijing Co. Ltd. (Class A Stock)	14,700	44,552
Li Ning Co. Ltd.*	152,979	164,193
Luye Pharma Group Ltd., 144A(a)	378,000	263,447
Luzhou Laojiao Co. Ltd. (Class A Stock)	8,900	52,710
Midea Group Co. Ltd. (Class A Stock)	17,100	92,422
NetEase, Inc., ADR	1,100	258,907
New Oriental Education & Technology Group, Inc., ADR*	5,750	315,158
Oceanwide Holdings Co. Ltd. (Class A Stock)	61,500	41,867
Offshore Oil Engineering Co. Ltd. (Class A Stock)	65,600	46,676
PetroChina Co. Ltd. (Class H Stock)	1,110,000	688,856
PICC Property & Casualty Co. Ltd. (Class H Stock)	75,000	76,607
Ping An Bank Co. Ltd. (Class A Stock)	81,900	111,850
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	75,000	662,847
Poly Developments and Holdings Group Co. Ltd. (Class A Stock)	62,200	106,892
Qingdao Haier Co. Ltd. (Class A Stock)	46,500	93,817
Real Gold Mining Ltd.*^	209,000	—
RiseSun Real Estate Development Co. Ltd. (Class A Stock)	48,400	56,112
SAIC Motor Corp. Ltd. (Class A Stock)	24,100	93,650
Sanan Optoelectronics Co. Ltd. (Class A Stock)	37,700	62,062
SDIC Power Holdings Co. Ltd. (Class A Stock)	65,400	76,632

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
Shandong Gold Mining Co. Ltd. (Class A Stock)	15,500	$68,477
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	376,000	302,731
Shanghai Electric Group Co. Ltd. (Class H Stock)	382,000	121,792
Shanghai Industrial Holdings Ltd.	85,000	171,608
Shanghai Oriental Pearl Group Co. Ltd. (Class A Stock)	27,170	40,498
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	152,300	309,920
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	64,350	92,244
Shanxi Xishan Coal & Electricity Power Co. Ltd. (Class A Stock)	48,900	39,222
Shenwan Hongyuan Group Co. Ltd. (Class A Stock)	89,860	53,263
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	21,300	62,573
Shimao Property Holdings Ltd.	42,000	112,075
SINA Corp.*	2,000	107,280
Sino-Ocean Group Holding Ltd.	161,500	71,097
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	370,000	161,034
Sinopharm Group Co. Ltd. (Class H Stock)	133,200	559,357
Sohu.com Ltd., ADR*(a)	1,600	27,872
Suning.com Co. Ltd. (Class A Stock)	22,000	31,574
Tasly Pharmaceutical Group Co. Ltd. (Class A Stock)	15,820	44,185
Tencent Holdings Ltd.	33,100	1,324,866
Tianqi Lithium Corp. (Class A Stock)	12,075	51,693
Tingyi Cayman Islands Holding Corp.	138,000	184,398
Tonghua Dongbao Pharmaceutical Co. Ltd. (Class A Stock)	13,800	27,848
Tsinghua Tongfang Co. Ltd. (Class A Stock)	32,900	46,648
Tsingtao Brewery Co. Ltd. (Class H Stock)	54,000	216,279
Wanhua Chemical Group Co. Ltd. (Class A Stock)	21,780	88,898
Want Want China Holdings Ltd.	753,400	526,829
Weichai Power Co. Ltd. (Class H Stock)	208,000	237,827
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	26,100	99,483
Wintime Energy Co. Ltd. (Class A Stock)*	109,800	21,296
Wuliangye Yibin Co. Ltd. (Class A Stock)	8,700	64,532
Yangzijiang Shipbuilding Holdings Ltd.	330,000	300,604
Yonghui Superstores Co. Ltd. (Class A Stock)	94,800	108,645
Youngor Group Co. Ltd. (Class A Stock)	43,120	45,132
Yunnan Baiyao Group Co. Ltd. (Class A Stock)	7,500	80,684
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	184,000	186,945
Zhejiang Expressway Co. Ltd. (Class H Stock)	148,000	128,377
Zhongsheng Group Holdings Ltd.	134,000	263,479
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	567,582
ZTE Corp. (Class H Stock)*	77,929	147,465

		36,987,219

COMMON STOCKS (continued)	Shares	Value
Colombia — 1.2%
Almacenes Exito SA	75,552	$288,482
Bancolombia SA	29,008	271,545
Bancolombia SA, ADR	13,200	502,920
Celsia SA ESP	124,720	153,620
Cementos Argos SA	63,127	135,293
CEMEX Latam Holdings SA*	30,558	34,816
Corp Financiera Colombiana SA*	12,268	61,954
Ecopetrol SA, ADR(a)	54,600	867,048
Empresa de Telecomunicaciones de Bogota*	321,215	24,827
Grupo Argos SA	54,106	281,568
Grupo de Inversiones Suramericana SA	25,000	247,267
Grupo Nutresa SA	85,096	615,783
Interconexion Electrica SA ESP	145,230	625,193
Odinsa SA^	25,472	78,397

		4,188,713

Croatia — 0.6%
Atlantic Grupa dd	1,106	198,607
Atlantska Plovidba dd*	1,177	60,337
Ericsson Nikola Tesla dd	1,376	214,877
Hrvatski Telekom dd	24,193	561,007
Koncar-Elektroindustrija dd	692	57,240
Ledo dd*^	122	—
Podravka Prehrambena Ind dd	4,684	271,732
Valamar Riviera dd	99,700	565,433
Zagrebacka Banka dd	24,666	218,407

		2,147,640

Czech Republic — 0.7%
CEZ A/S	43,300	1,032,180
Komercni banka A/S	26,900	1,015,896
O2 Czech Republic A/S	25,156	270,788
Philip Morris CR A/S	290	182,215

		2,501,079

Estonia — 0.5%
AS Merko Ehitus	9,442	99,635
AS Tallinna Vesi (Class A Stock)	33,851	372,222
Tallink Grupp A/S	485,209	564,214
Tallinna Kaubamaja Grupp A/S	68,345	659,389

		1,695,460

Ghana — 0.5%
CAL Bank Ltd.*	1,302,943	260,433
Ghana Commercial Bank Ltd.	1,190,800	1,117,853
Standard Chartered Bank Ghana Ltd.*	91,000	389,784

		1,768,070

Greece — 1.3%
Aegean Airlines SA	12,691	107,143
Alpha Bank AE*	204,584	258,568
Athens Water Supply & Sewage Co. SA	16,362	93,619
Diana Shipping, Inc.*	37,300	118,614
Ellaktor SA*	48,048	68,349
Eurobank Ergasias SA*	270,749	168,215
FF Group*	6,443	14,497
GEK Terna Holding Real Estate Construction SA*	18,366	101,057
Grivalia Properties REIC AE, REIT	31,258	299,896

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Greece (continued)
Hellenic Exchanges - Athens Stock Exchange SA	18,468	$78,437
Hellenic Petroleum SA	12,024	101,409
Hellenic Telecommunications Organization SA	61,063	665,750
Holding Co. ADMIE IPTO SA	68,438	121,405
JUMBO SA	21,510	313,535
LAMDA Development SA*	9,486	62,110
Motor Oil Hellas Corinth Refineries SA	16,705	401,720
Mytilineos Holdings SA	26,812	223,963
National Bank of Greece SA*	99,911	126,443
OPAP SA	42,571	370,842
Piraeus Bank SA*	35,438	34,350
Public Power Corp. SA*	49,159	73,228
Terna Energy SA	20,588	131,884
Titan Cement Co. SA	23,876	529,251
Tsakos Energy Navigation Ltd.	22,400	59,584

		4,523,869

Hong Kong — 0.6%
China Gas Holdings Ltd.	190,400	678,118
Fullshare Holdings Ltd.*(a)	412,500	95,130
Kingboard Holdings Ltd.	13,000	34,672
Lee & Man Paper Manufacturing Ltd.	287,000	241,747
Nine Dragons Paper Holdings Ltd.	107,000	99,007
Sino Biopharmaceutical Ltd.	677,000	443,852
WH Group Ltd., 144A	712,000	548,086

		2,140,612

Hungary — 0.7%
Magyar Telekom Telecommunications PLC	121,405	190,948
MOL Hungarian Oil & Gas PLC	71,684	789,541
OTP Bank Nyrt	18,360	741,230
Richter Gedeon Nyrt	34,520	671,306

		2,393,025

India — 5.8%
ACC Ltd.	6,400	138,281
Adani Ports & Special Economic Zone Ltd.	44,089	244,888
Adani Power Ltd.*	177,209	128,996
Ambuja Cements Ltd.	48,142	155,185
Apollo Hospitals Enterprise Ltd.	7,700	138,766
Ashok Leyland Ltd.	173,423	254,447
Asian Paints Ltd.	12,700	249,182
Aurobindo Pharma Ltd.	27,300	286,122
Axis Bank Ltd.*	24,709	219,560
Bajaj Auto Ltd.	3,960	154,386
Bharat Heavy Electricals Ltd.	159,180	166,699
Bharat Petroleum Corp. Ltd.	22,767	118,459
Bharti Airtel Ltd.	178,436	798,612
Bharti Infratel Ltd.	94,195	349,238
Bosch Ltd.	663	186,326
CG Power and Industrial Solutions Ltd.*	59,700	38,335
Cipla Ltd.	29,550	220,123
Coal India Ltd.	43,794	150,773
Colgate-Palmolive India Ltd.	3,100	59,719
Container Corp. Of India Ltd.	32,494	320,094
Crompton Greaves Consumer Electricals Ltd.	40,282	131,747

COMMON STOCKS (continued)	Shares	Value
India (continued)
Dabur India Ltd.	31,638	$195,277
Divi’s Laboratories Ltd.	9,319	197,808
DLF Ltd.	68,573	174,477
Dr. Reddy’s Laboratories Ltd.	7,725	289,254
Eicher Motors Ltd.	605	200,505
GAIL India Ltd.	55,930	288,962
Glenmark Pharmaceuticals Ltd.	18,324	181,960
Godrej Consumer Products Ltd.	18,150	210,921
Havells India Ltd.	19,000	188,086
HCL Technologies Ltd.	15,740	217,584
HDFC Bank Ltd.	14,848	451,188
Hero MotoCorp Ltd.	4,595	204,451
Hindalco Industries Ltd.	66,600	215,767
Hindustan Unilever Ltd.	21,098	549,929
Housing Development Finance Corp. Ltd.	14,837	418,508
ICICI Bank Ltd., ADR	16,150	166,184
IDFC Ltd.	104,784	65,382
IFCI Ltd.*	182,664	39,060
Indiabulls Real Estate Ltd.*	41,027	51,366
Indian Oil Corp. Ltd.	73,996	145,569
IndusInd Bank Ltd.	4,497	103,000
Infosys Ltd.	35,200	332,548
Infosys Ltd., ADR(a)	53,340	507,797
ITC Ltd.	99,275	399,922
Jindal Steel & Power Ltd.*	54,935	129,508
JSW Energy Ltd.*	94,200	92,560
JSW Steel Ltd.	67,000	294,392
Kotak Mahindra Bank Ltd.	10,084	181,458
Larsen & Toubro Ltd., GDR	29,089	599,233
LIC Housing Finance Ltd.	17,455	122,166
Lupin Ltd.	15,969	193,278
Mahindra & Mahindra Ltd., GDR	22,209	252,072
Marico Ltd.	33,828	181,045
Maruti Suzuki India Ltd.	3,803	406,920
Nestle India Ltd.	1,100	175,072
NHPC Ltd.	226,173	84,225
NTPC Ltd.	209,372	446,849
Oil & Natural Gas Corp. Ltd.	105,459	226,404
Oil India Ltd.	26,164	65,601
Power Grid Corp. of India Ltd.	169,408	481,816
Rajesh Exports Ltd.	8,600	70,416
Reliance Communications Ltd.*	281,047	58,071
Reliance Industries Ltd.	36,902	591,885
Reliance Industries Ltd., GDR, 144A	20,082	639,612
Reliance Infrastructure Ltd.	30,200	136,592
Reliance Power Ltd.*	163,449	67,080
Siemens Ltd.	10,900	163,560
State Bank of India*	21,736	92,087
State Bank of India, GDR*	1,802	76,765
Sun Pharmaceutical Industries Ltd.	75,774	467,363
Tata Communications Ltd.	10,702	80,343
Tata Consultancy Services Ltd.	22,552	612,058
Tata Motors Ltd., ADR*	9,690	118,024
Tata Power Co. Ltd. (The)	193,885	213,151
Tata Steel Ltd.	17,882	133,625
Tech Mahindra Ltd.	13,194	136,774
Titan Co. Ltd.	14,341	191,395
UltraTech Cement Ltd.	2,967	169,647
United Spirits Ltd.*	18,191	165,822

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
India (continued)
UPL Ltd.	19,965	$216,972
Vedanta Ltd.	80,962	235,006
Vodafone Idea Ltd.*	260,234	140,878
Wipro Ltd.	30,523	144,599
WNS Holdings Ltd., ADR*	1,400	57,764
Zee Entertainment Enterprises Ltd.	35,088	238,970

		19,456,501

Indonesia — 2.9%
Adaro Energy Tbk PT	3,507,400	296,509
Adhi Karya Persero Tbk PT	739,600	81,699
AKR Corporindo Tbk PT	523,500	156,435
Astra Agro Lestari Tbk PT	44,000	36,209
Astra International Tbk PT	1,740,900	997,001
Bank Central Asia Tbk PT	393,100	711,138
Bank CIMB Niaga Tbk PT	22,004	1,403
Bank Danamon Indonesia Tbk PT	301,900	159,727
Bank Mandiri Persero Tbk PT	735,600	377,977
Bank Negara Indonesia Persero Tbk PT	227,400	139,223
Bank Rakyat Indonesia Persero Tbk PT	1,912,300	488,358
Berlian Laju Tanker Tbk PT*^	6,511,500	—
Bukit ASAm Tbk PT	739,400	221,994
Bumi Serpong Damai Tbk PT*	1,358,400	118,819
Charoen Pokphand Indonesia Tbk PT	573,700	290,713
Ciputra Development Tbk PT	1,900,600	133,781
Gudang Garam Tbk PT	36,900	214,784
Hanson International Tbk PT*	17,067,900	141,443
Indo Tambangraya Megah Tbk PT	87,000	122,641
Indocement Tunggal Prakarsa Tbk PT	331,500	425,050
Indofood CBP Sukses Makmur Tbk PT	217,300	158,044
Indofood Sukses Makmur Tbk PT	366,100	189,829
Jasa Marga Persero Tbk PT	360,000	107,264
Kalbe Farma Tbk PT	3,379,800	357,172
Matahari Department Store Tbk PT	239,000	93,055
Mitra Keluarga Karyasehat Tbk PT*	1,121,000	122,926
Pakuwon Jati Tbk PT	2,139,300	92,375
Perusahaan Gas Negara Persero Tbk	1,829,700	275,148
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	628,800	54,769
PP Persero Tbk PT	544,692	69,323
PP Properti Tbk PT	5,386,100	43,926
Puradelta Lestari Tbk PT	5,083,700	56,353
Semen Indonesia Persero Tbk PT	621,400	497,205
Sentul City Tbk PT*	5,826,100	44,324
Sigmagold Inti Perkasa Tbk PT*^	3,222,800	3,586
Summarecon Agung Tbk PT	1,637,600	91,939
Surya Citra Media Tbk PT	503,100	65,524
Telekomunikasi Indonesia Persero Tbk PT	3,842,300	1,011,295
Tower Bersama Infrastructure Tbk PT	271,100	67,888
Unilever Indonesia Tbk PT	76,300	243,004
United Tractors Tbk PT	276,400	527,169
Vale Indonesia Tbk PT*	1,106,500	251,448
Waskita Karya Persero Tbk PT	870,000	101,880
Wijaya Karya Persero Tbk PT	729,800	84,220
XL Axiata Tbk PT*	249,800	34,475

		9,759,045

Jordan — 0.7%
Al-Eqbal Investment Co. PLC*	15,801	289,208

COMMON STOCKS (continued)	Shares	Value
Jordan (continued)
Arab Bank PLC	147,060	$1,288,789
Arab Potash (The)	11,024	249,364
Bank of Jordan	33,053	114,090
Cairo Amman Bank	34,000	63,724
Capital Bank of Jordan	51,133	66,191
Jordan Ahli Bank	75,647	115,112
Jordan Islamic Bank	18,777	76,184
Jordan Petroleum Refinery Co.	29,749	95,214
Jordan Telecommunications Co. PSC	15,279	29,922
Jordanian Electric Power Co.	62,297	104,341

		2,492,139

Kazakhstan — 0.7%
Halyk Savings Bank of Kazakhstan JSC, GDR	80,411	832,254
KAZ Minerals PLC	108,098	735,799
KCell JSC, GDR	93,361	410,788
Nostrum Oil & Gas PLC*	183,921	241,464

		2,220,305

Kenya — 0.7%
Bamburi Cement Co. Ltd.	87,300	113,649
Barclays Bank of Kenya Ltd.	857,300	92,267
British American Tobacco Kenya Ltd.	24,700	175,393
Co-operative Bank of Kenya Ltd. (The)	552,500	77,645
Diamond Trust Bank Kenya Ltd.	63,910	98,211
East African Breweries Ltd.	227,100	389,840
Equity Group Holdings Ltd.	1,003,900	343,581
KCB Group Ltd.	737,100	271,366
KenolKobil Ltd. Group	760,000	142,005
Kenya Power & Lighting Ltd.*	1,059,105	42,493
Nation Media Group PLC	102,900	69,343
Safaricom PLC	2,329,900	508,571
Standard Chartered Bank Kenya Ltd.	44,331	84,565

		2,408,929

Kuwait — 1.4%
Agility Public Warehousing Co. KSC	153,263	404,764
Al Ahli Bank of Kuwait KSCP	55,586	54,287
Al Mazaya Holding Co. KSCP	299,818	69,052
ALAFCO Aviation Lease & Finance Co. KSCP	52,991	60,763
Boubyan Bank KSCP	45,815	84,432
Boubyan Petrochemicals Co. KSCP	104,017	334,001
Burgan Bank SAK	73,893	67,624
Commercial Bank of Kuwait KPSC	79,856	132,388
Gulf Bank KSCP	142,227	118,031
Gulf Cable & Electrical Industries Co. KSCP	36,100	41,757
Humansoft Holding Co. KSC	22,003	238,101
Kuwait Cement Co. KSC	91,882	114,747
Kuwait Finance House KSCP	220,731	443,866
Kuwait International Bank KSCP	39,502	34,326
Kuwait Portland Cement Co. KSC	23,371	87,526
Kuwait Projects Co. Holding KSCP	67,258	45,975
Kuwait Real Estate Co. KSC*	443,354	79,084
Mabanee Co. SAK	137,818	275,031
Mezzan Holding Co. KSCC	46,400	76,403
Mobile Telecommunications Co. KSC	454,666	672,287
National Bank of Kuwait SAKP	230,923	634,466

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Kuwait (continued)
National Gulf Holding^	35,917	$—
National Industries Group Holding SAK	269,467	140,158
National Real Estate Co. KPSC*	418,937	125,160
Qurain Petrochemical Industries Co. KSC	187,817	222,644
VIVA Kuwait Telecom Co.	51,793	136,047

		4,692,920

Latvia — 0.1%
Grindeks A/S	52,160	386,168

Lithuania — 0.4%
Apranga PVA	78,286	143,502
Klaipedos Nafta AB	513,391	241,313
Pieno Zvaigzdes*	111,220	118,559
Rokiskio Suris	145,010	412,322
Siauliu Bankas AB	976,182	448,144

		1,363,840

Malaysia — 2.9%
AirAsia Group Bhd	151,000	108,838
Alliance Bank Malaysia Bhd	57,400	55,850
AMMB Holdings Bhd	77,300	81,054
Astro Malaysia Holdings Bhd	242,100	76,294
Axiata Group Bhd	305,925	290,031
Berjaya Corp. Bhd*	831,931	57,397
Berjaya Sports Toto Bhd	143,387	73,270
Boustead Holdings Bhd	106,904	36,437
British American Tobacco Malaysia Bhd	13,000	113,431
Bumi Armada Bhd*	1,242,550	46,470
CIMB Group Holdings Bhd	140,500	193,957
Dialog Axiata PLC	1,841,634	101,734
Dialog Group Bhd	186,120	139,775
DiGi.Com Bhd	295,100	320,937
FGV Holdings Bhd	303,600	52,441
Gamuda Bhd	143,200	81,004
Genting Bhd	206,400	304,787
Genting Malaysia Bhd	297,700	217,596
Genting Plantations Bhd	38,100	90,769
Globetronics Technology Bhd	213,033	90,354
Hartalega Holdings Bhd	175,100	260,063
Hong Leong Bank Bhd	20,000	98,510
IHH Healthcare Bhd	293,600	382,671
IJM Corp. Bhd	186,080	72,893
Inari Amertron Bhd	619,500	224,727
IOI Corp. Bhd	148,846	160,199
IOI Properties Group Bhd	253,772	94,223
KNM Group Bhd*	1,468,200	26,634
Kossan Rubber Industries	175,000	183,700
Kuala Lumpur Kepong Bhd	28,900	172,609
Lafarge Malaysia Bhd*	110,500	48,312
Magnum Bhd	177,450	83,686
Malayan Banking Bhd	111,850	256,901
Malaysia Airports Holdings Bhd	32,100	64,981
Maxis Bhd	186,200	240,583
MISC Bhd	68,900	111,365
MMC Corp. Bhd	92,800	18,572
My EG Services Bhd	693,250	163,493
Petronas Chemicals Group Bhd	310,800	698,040
Petronas Dagangan Bhd	82,700	529,723
Petronas Gas Bhd	53,600	248,670

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
PPB Group Bhd	35,940	$152,807
Press Metal Aluminium Holdings Bhd	272,240	318,035
Public Bank Bhd	55,537	332,579
QL Resources Bhd	108,550	178,775
RHB Bank Bhd	79,687	102,031
Sapura Energy Bhd*	1,041,605	72,547
Sime Darby Bhd	152,000	88,082
Sime Darby Plantation Bhd	152,000	174,569
Sime Darby Property Bhd	361,600	86,883
SP Setia Bhd Group	86,400	48,590
Telekom Malaysia Bhd	187,500	120,472
Tenaga Nasional Bhd	189,000	620,784
Top Glove Corp. Bhd	190,600	257,983
UMW Holdings Bhd	54,200	71,665
Unisem M Bhd	292,900	232,162
VS Industry Bhd	459,375	81,162
WCT Holdings Bhd	212,195	34,613
YTL Corp. Bhd	446,598	108,935
YTL Power International Bhd	331,806	66,559

		9,822,214

Mauritius — 0.8%
Alteo Ltd.	131,407	87,738
CIEL Ltd.	727,049	137,286
CIM Financial Services Ltd.	288,435	90,111
ENL Land Ltd.	160,153	262,780
MCB Group Ltd.	97,038	769,996
New Mauritius Hotels Ltd.	320,283	198,673
Omnicane Ltd.*	75,913	86,634
Phoenix Beverages Ltd.	17,194	287,814
Rogers & Co. Ltd.	308,790	315,191
SBM Holdings Ltd.	1,766,387	305,760

		2,541,983

Mexico — 5.6%
Alfa SAB de CV (Class A Stock)	640,000	761,744
Alsea SAB de CV	101,500	264,651
America Movil SAB de CV (Class L Stock), ADR(a)	143,300	2,042,025
Arca Continental SAB de CV	55,399	309,812
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Class B Stock)	71,800	89,002
Bolsa Mexicana de Valores SAB de CV	244,200	416,284
Cemex SAB de CV, ADR*	141,489	681,976
Cemex SAB de CV, UTS*	184,713	89,294
Coca-Cola Femsa SAB de CV (Class L Stock)	46,800	284,157
Concentradora Fibra Danhos SA de CV, REIT	53,500	63,051
Corp Inmobiliaria Vesta SAB de CV	81,700	109,880
El Puerto de Liverpool SAB de CV (Class C1 Stock)	42,760	274,554
Empresas ICA SAB de CV*^(a)	265,500	1
Fibra Uno Administracion SA de CV, REIT	731,300	813,103
Fomento Economico Mexicano SAB de CV, ADR(a)	16,340	1,406,057
Fomento Economico Mexicano SAB de CV, UTS	41,200	354,267

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
Genomma Lab Internacional SAB de CV (Class B Stock)*	351,700	$209,569
Gentera SAB de CV	323,300	238,546
Gruma SAB de CV (Class B Stock)	4,460	50,354
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	94,006	766,045
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	10,965	165,392
Grupo Bimbo SAB de CV (Class A Stock)	112,700	224,806
Grupo Carso SAB de CV (Class A1 Stock)	184,100	659,422
Grupo Elektra SAB de CV(a)	5,714	275,483
Grupo Financiero Banorte SAB de CV (Class O Stock)	302,000	1,474,213
Grupo Financiero Inbursa SAB de CV (Class O Stock)	323,000	466,295
Grupo Mexico SAB de CV (Class B Stock)	459,493	948,599
Grupo Televisa SAB, ADR	57,100	718,318
Grupo Televisa SAB, UTS	79,100	198,880
Impulsora del Desarrollo y el Empleo en merica Latina SAB de CV*(a)	414,000	684,672
Industrias CH SAB de CV (Class B Stock)*	52,900	228,782
Industrias Penoles SAB de CV	28,600	349,282
Infraestructura Energetica Nova SAB de CV	91,100	338,500
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	116,300	185,235
Macquarie Mexico Real Estate Management SA de CV, REIT, 144A*	157,000	141,008
Mexichem SAB de CV	221,173	561,719
Nemak SAB de CV, 144A	421,000	314,490
PLA Administradora Industrial S de RL de CV, REIT	122,200	145,383
Promotora y Operadora de Infraestructura SAB de CV	14,355	137,211
Telesites SAB de CV*	414,054	246,303
Wal-Mart de Mexico SAB de CV	474,400	1,206,534

		18,894,899

Monaco — 0.1%
Costamare, Inc.	18,300	80,337
GasLog Ltd.(a)	9,800	161,308

		241,645

Morocco — 0.7%
Attijariwafa Bank	8,640	409,016
Banque Centrale Populaire	10,271	300,400
BMCE Bank	4,951	94,780
Ciments du Maroc	558	96,432
Cosumar	12,233	223,208
Douja Promotion Groupe Addoha SA	71,665	127,423
LafargeHolcim Maroc SA	1,643	306,955
Lesieur Cristal	6,955	98,539
Maroc Telecom	28,273	418,437
Societe d’Exploitation des Ports	12,593	215,811
TOTAL Maroc SA	626	60,561

		2,351,562

Nigeria — 0.7%
Access Bank PLC	3,681,422	68,841
Afriland Properties PLC, REIT*^	383,641	—

COMMON STOCKS (continued)	Shares	Value
Nigeria (continued)
Dangote Cement PLC	600,028	$313,334
Dangote Sugar Refinery PLC	507,248	21,308
FBN Holdings PLC	5,173,790	112,994
Guaranty Trust Bank PLC	4,067,695	385,602
Guinness Nigeria PLC	250,017	49,595
Lafarge Africa PLC	975,992	33,460
Nestle Nigeria PLC	85,051	347,766
Nigerian Breweries PLC	995,086	234,043
SEPLAT Petroleum Development Co. PLC, 144A	151,089	219,353
Stanbic IBTC Holdings PLC	701,489	92,479
United Bank for Africa PLC	6,057,392	128,226
Zenith Bank PLC	4,289,811	272,002

		2,279,003

Oman — 0.7%
Bank Dhofar SAOG	238,970	99,170
Bank Muscat SAOG	525,773	552,269
Bank Nizwa SAOG*	364,010	86,033
Bank Sohar SAOG	245,068	69,929
HSBC Bank Oman SAOG	273,053	84,316
National Bank of Oman SAOG	218,641	103,351
Oman Cables Industry	18,048	45,753
Oman Cement Co. SAOG	122,465	95,410
Oman Flour Mills Co. SAOG	64,478	113,883
Oman Telecommunications Co. SAOG	187,145	376,717
Ominvest	95,500	89,730
Ooredoo	144,604	211,280
Raysut Cement Co. SAOG	90,232	88,703
Renaissance Services SAOG*	227,760	219,565
Sembcorp Salalah Power & Water Co.	267,051	122,943

		2,359,052

Pakistan — 0.9%
D.G. Khan Cement Co. Ltd.	82,200	47,512
Engro Corp. Ltd.	92,498	194,055
Engro Fertilizers Ltd.	111,500	55,472
Fauji Fertilizer Co. Ltd.	212,087	141,837
Habib Bank Ltd.	170,300	147,865
Hub Power Co. Ltd. (The)	406,755	251,348
Indus Motor Co. Ltd.	11,280	99,160
International Steels Ltd.	87,000	41,266
K-Electric Ltd.*	935,500	40,086
Kot Addu Power Co. Ltd.	250,500	89,442
Lucky Cement Ltd.	49,100	153,776
Maple Leaf Cement Factory Ltd.	97,875	28,706
MCB Bank Ltd.	154,947	216,187
Millat Tractors Ltd.	17,620	105,691
Nishat Mills Ltd.	135,875	123,899
Oil & Gas Development Co. Ltd.	194,200	178,881
Pak Elektron Ltd.	192,800	34,603
Pakistan Oilfields Ltd.	40,470	123,908
Pakistan Petroleum Ltd.	119,117	128,320
Pakistan State Oil Co. Ltd.	67,357	109,463
Searle Co. Ltd. (The)	78,055	138,284
SUI Northern Gas Pipeline*	213,200	118,563
SUI Southern Gas Co. Ltd.*	505,500	84,286
TRG Pakistan*	816,500	131,277

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pakistan (continued)
United Bank Ltd.	194,900	$172,250

		2,956,137

Panama — 0.3%
Banco Latinoamericano de Comercio Exterior SA (Class E Stock)	17,789	307,750
Copa Holdings SA (Class A Stock)	9,006	708,862

		1,016,612

Peru — 1.5%
Alicorp SAA	88,150	260,381
Cia de Minas Buenaventura SAA, ADR(a)	45,600	739,632
Credicorp Ltd.	10,505	2,328,643
Enel Generacion Peru SAA	143,629	82,719
Ferreycorp SAA	435,810	328,620
Grana y Montero SAA*	245,062	144,775
Southern Copper Corp.(a)	31,150	958,486
Volcan Cia Minera SAA (Class B Stock)	608,590	128,276

		4,971,532

Philippines — 2.9%
Aboitiz Equity Ventures, Inc.	205,520	215,146
Aboitiz Power Corp.	555,300	371,274
Alliance Global Group, Inc.	435,100	98,606
Ayala Corp.	20,210	345,880
Ayala Land, Inc.	467,700	361,483
Bank of the Philippine Islands	197,116	352,591
BDO Unibank, Inc.	188,179	468,548
Bloomberry Resorts Corp.	775,900	139,205
Century Pacific Food, Inc.	246,200	71,195
Cirtek Holdings Philippines Corp.	96,000	56,409
Cosco Capital, Inc.	795,000	101,592
D&L Industries, Inc.	600,500	125,696
DMCI Holdings, Inc.	456,000	110,885
Eagle Cement Corp.	347,200	102,113
Filinvest Land, Inc.	2,488,000	66,905
First Gen Corp.	369,000	140,329
Global Ferronickel Holdings, Inc.*	1,567,000	49,423
Globe Telecom, Inc.	8,175	295,735
Integrated Micro-Electronics, Inc.	191,400	38,661
International Container Terminal Services, Inc.	51,460	97,646
JG Summit Holdings, Inc.	257,890	273,399
Jollibee Foods Corp.	119,410	662,832
LT Group, Inc.	229,400	72,571
Manila Electric Co.	73,380	530,386
Manila Water Co., Inc.	150,800	81,267
Megaworld Corp.	1,239,000	112,156
Metro Pacific Investments Corp.	1,182,600	104,751
Metropolitan Bank & Trust Co.	118,269	182,246
Nickel Asia Corp.	1,148,580	48,201
Petron Corp.	561,500	82,524
Pilipinas Shell Petroleum Corp.	140,570	128,022
PLDT, Inc.	23,835	510,650
Puregold Price Club, Inc.	315,100	257,960
Robinsons Land Corp.	165,828	63,670
Robinsons Retail Holdings, Inc.	180,480	274,743
San Miguel Corp.	46,970	131,422
Security Bank Corp.	32,050	94,575

COMMON STOCKS (continued)	Shares	Value
Philippines (continued)
Semirara Mining & Power Corp.	544,800	$239,295
SM Investments Corp.	43,568	761,570
SM Prime Holdings, Inc.	1,024,150	697,791
Travellers International Hotel Group, Inc.*	1,972,000	199,150
Universal Robina Corp.	224,050	541,736

		9,660,239

Poland — 2.8%
Alior Bank SA*	9,300	132,408
Asseco Poland SA	28,214	347,871
Bank Millennium SA*	61,700	146,150
Bank Polska Kasa Opieki SA	14,562	425,169
Boryszew SA*	58,224	73,153
Budimex SA	5,800	176,314
CCC SA	6,631	343,966
CD Projekt SA*	15,679	611,830
Ciech SA	8,108	96,142
Cyfrowy Polsat SA*	53,621	324,139
Dino Polska SA, 144A*	4,400	113,045
Enea SA*	64,395	170,696
Energa SA*	60,998	145,616
Eurocash SA(a)	37,807	178,370
Globe Trade Centre SA	47,623	103,984
Grupa Azoty SA	7,579	63,303
Grupa Lotos SA	6,793	161,008
ING Bank Slaski SA	3,528	169,239
Jastrzebska Spolka Weglowa SA*	9,421	169,799
KGHM Polska Miedz SA*	22,879	546,192
KRUK SA	2,636	110,483
LPP SA	266	559,036
mBank SA	1,123	127,661
Orange Polska SA*	186,934	240,141
PGE Polska Grupa Energetyczna SA*	230,000	615,933
PKP Cargo SA*	12,263	144,037
Polski Koncern Naftowy ORLEN SA	28,080	813,896
Polskie Gornictwo Naftowe i Gazownictwo SA	187,510	346,777
Powszechna Kasa Oszczednosci Bank Polski SA*	76,734	811,062
Powszechny Zaklad Ubezpieczen SA*	55,162	648,828
Santander Bank Polska SA	2,878	275,751
Tauron Polska Energia SA*	313,590	184,008

		9,376,007

Qatar — 1.4%
Aamal Co.	37,602	91,287
Al Meera Consumer Goods Co. QSC	1,497	60,619
Barwa Real Estate Co.	29,602	323,409
Commercial Bank PQSC (The)	15,261	165,009
Doha Bank QPSC	18,447	112,472
Gulf International Services QSC*	15,142	70,465
Industries Qatar QSC	16,808	616,270
Masraf Al Rayan QSC	19,191	218,969
Medicare Group	2,928	50,742
Ooredoo QPSC	17,859	367,938
Qatar Electricity & Water Co. QSC	8,266	419,761
Qatar Gas Transport Co. Ltd.	33,965	166,928
Qatar Insurance Co. SAQ	8,313	82,026
Qatar International Islamic Bank QSC	4,352	78,872

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Qatar (continued)
Qatar Islamic Bank SAQ	5,656	$235,703
Qatar National Bank QPSC	24,072	1,287,148
Qatar Navigation QSC	4,153	75,168
United Development Co. QSC	44,085	178,432
Vodafone Qatar QSC*	68,822	147,655

		4,748,873

Romania — 0.7%
Banca Transilvania SA	1,505,902	743,226
BRD-Groupe Societe Generale SA	122,539	344,536
OMV Petrom SA	4,875,995	359,285
Societatea Energetica Electrica SA	128,579	307,673
Societatea Nationala de Gaze Naturale ROMGAZ SA	41,067	281,357
Transelectrica SA*	23,194	122,893
Transgaz SA Medias	1,481	115,307

		2,274,277

Russia — 5.4%
Aeroflot PJSC	215,600	311,276
Alrosa PJSC	242,700	341,679
Evraz PLC	39,700	243,648
Federal Grid Co. Unified Energy System PJSC	72,141,400	152,619
Gazprom Neft PJSC, ADR	4,847	121,175
Gazprom PJSC, ADR	441,132	1,953,774
Inter RAO UES PJSC	6,529,048	364,704
Lenta Ltd., GDR*	44,238	136,793
LSR Group PJSC, GDR	58,500	98,163
LUKOIL PJSC, ADR	25,292	1,807,872
Magnit PJSC	11,925	597,106
Mail.Ru Group Ltd., GDR*	16,670	391,078
MegaFon PJSC, GDR*^	31,826	292,684
MMC Norilsk Nickel PJSC, ADR	70,414	1,320,967
Mobile TeleSystems PJSC	156,113	532,045
Moscow Exchange MICEX-RTS PJSC*	154,900	181,043
Mosenergo PJSC	4,030,000	114,353
Novatek PJSC	55,740	904,471
Novolipetsk Steel PJSC, GDR	9,500	217,360
PhosAgro PJSC, GDR	11,081	141,283
PIK Group PJSC	35,570	192,085
Polymetal International PLC	31,735	333,417
QIWI PLC, ADR*	5,000	70,700
Rosneft Oil Co. PJSC, GDR	82,400	509,232
Rosseti PJSC	7,397,630	82,430
Rostelecom PJSC	197,973	206,609
RusHydro PJSC	27,727,964	193,320
Sberbank of Russia PJSC, ADR	227,558	2,494,059
Severstal PJSC, GDR	16,495	225,157
Sistema PJSFC	1,013,950	116,521
Surgutneftegas PJSC, ADR	76,706	291,483
Tatneft PJSC, ADR	18,887	1,189,881
VEON Ltd., ADR	79,920	187,013
VTB Bank PJSC	232,660,000	114,061
X5 Retail Group NV, GDR	24,700	612,066
Yandex NV (Class A Stock)*	42,100	1,151,435

		18,193,562

COMMON STOCKS (continued)	Shares	Value
Singapore — 0.0%
Grindrod Shipping Holdings Ltd.*	5,195	$27,135
Silverlake Axis Ltd.	423,500	128,900

		156,035

Slovenia — 0.8%
Cinkarna Celje dd	1,155	240,807
Krka dd Novo mesto	12,743	843,116
Luka Koper	9,841	292,671
Petrol dd Ljubljana	1,334	473,515
Pozavarovalnica Sava dd	10,483	184,112
Telekom Slovenije dd	4,151	280,664
Zavarovalnica Triglav dd	6,582	229,143

		2,544,028

South Africa — 5.9%
Absa Group Ltd.	15,262	171,423
AECI Ltd.	13,700	79,591
African Rainbow Minerals Ltd.	17,200	170,518
Anglo American Platinum Ltd.	6,154	230,075
AngloGold Ashanti Ltd., ADR(a)	37,800	474,390
Aspen Pharmacare Holdings Ltd.	49,960	468,171
AVI Ltd.	45,600	323,005
Barloworld Ltd.	68,800	549,072
Bid Corp. Ltd.	38,861	715,736
Bidvest Group Ltd. (The)	65,979	946,012
Brait SE*	14,142	29,381
Clicks Group Ltd.	37,800	503,124
DataTec Ltd.	112,800	215,082
Discovery Ltd.	14,745	163,830
EOH Holdings Ltd.*	26,200	56,317
Exxaro Resources Ltd.	24,500	234,743
FirstRand Ltd.	127,860	581,719
Fortress REIT Ltd. (Class B Stock)	18,847	18,949
Foschini Group Ltd. (The)	11,100	127,949
Gold Fields Ltd.	74,934	261,657
Grindrod Ltd.*	207,800	88,901
Growthpoint Properties Ltd., REIT	430,848	697,220
Harmony Gold Mining Co. Ltd.*	69,708	127,486
Hyprop Investments Ltd., REIT	41,347	233,980
Impala Platinum Holdings Ltd.*	95,938	245,157
Investec Ltd.	15,300	83,937
Liberty Holdings Ltd.	12,500	95,402
Life Healthcare Group Holdings Ltd.	179,844	332,579
Massmart Holdings Ltd.	23,546	168,941
MMI Holdings Ltd.*	59,241	70,451
Mr. Price Group Ltd.	7,400	126,420
MTN Group Ltd.	90,494	559,835
Murray & Roberts Holdings Ltd.	248,925	249,374
Nampak Ltd.*	75,700	72,698
Naspers Ltd. (Class N Stock)	12,238	2,448,328
Nedbank Group Ltd.	9,385	179,005
Netcare Ltd.	277,420	508,034
Northam Platinum Ltd.*	50,800	152,429
Pick’n Pay Stores Ltd.	54,634	257,322
Pioneer Foods Group Ltd.	22,700	133,339
PPC Ltd.*	194,666	79,937
Rand Merchant Investment Holdings Ltd.	41,103	104,110
Redefine Properties Ltd., REIT	916,618	616,023
Remgro Ltd.	19,839	268,473

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Resilient REIT Ltd., REIT	69,118	$273,333
Reunert Ltd.	52,952	260,732
RMB Holdings Ltd.	24,619	134,799
Sanlam Ltd.	57,800	319,929
Sappi Ltd.	48,920	277,457
Sasol Ltd.	38,953	1,150,364
Shoprite Holdings Ltd.	51,218	677,579
Sibanye Gold Ltd.*	75,180	54,233
SPAR Group Ltd. (The)	25,400	366,326
Standard Bank Group Ltd.	46,358	575,975
Steinhoff International Holdings NV*	103,885	12,528
Telkom SA SOC Ltd.	55,943	245,845
Tiger Brands Ltd.	27,991	532,395
Trencor Ltd.	42,028	83,391
Truworths International Ltd.	11,075	67,684
Vodacom Group Ltd.	49,383	453,148
Wilson Bayly Holmes-Ovcon Ltd.	18,343	169,195
Woolworths Holdings Ltd.	34,360	131,467

		20,006,505

South Korea — 5.6%
Amorepacific Corp.	1,619	304,374
AMOREPACIFIC Group	1,583	102,930
BGF retail Co. Ltd.	677	123,796
BNK Financial Group, Inc.*	9,467	62,213
Celltrion, Inc.*	3,210	640,538
Chong Kun Dang Pharmaceutical Corp.	1,392	127,275
CJ CheilJedang Corp.*	636	188,332
CJ Corp.	790	86,062
Coway Co. Ltd.	2,686	178,765
DB Insurance Co. Ltd.	1,230	77,501
E-MART, Inc.*	1,337	218,358
Green Cross Corp.	683	83,359
Green Cross Holdings Corp.	4,475	100,360
GS Engineering & Construction Corp.	2,004	78,503
GS Holdings Corp.	4,990	230,803
Hana Financial Group, Inc.	5,151	167,371
Hankook Tire Co. Ltd.	2,943	105,657
Hanmi Pharm Co. Ltd.	308	128,593
Hanmi Science Co. Ltd.	1,132	80,098
Hanssem Co. Ltd.	673	40,636
Hanwha Aerospace Co. Ltd.*	3,179	92,668
Hanwha Chemical Corp.*	4,809	87,150
Hanwha Corp.	3,690	103,684
Hotel Shilla Co. Ltd.	1,650	112,895
Hugel, Inc.*	334	114,363
Hyundai Department Store Co. Ltd.	730	59,106
Hyundai Engineering & Construction Co. Ltd.	3,134	153,533
Hyundai Glovis Co. Ltd.	960	110,808
Hyundai Heavy Industries Co. Ltd.*	1,195	137,429
Hyundai Heavy Industries Holdings Co. Ltd.*	254	78,467
Hyundai Marine & Fire Insurance Co. Ltd.*	2,621	96,457
Hyundai Mobis Co. Ltd.	1,950	331,220
Hyundai Motor Co.	4,985	527,879
Hyundai Steel Co.	3,550	144,234
Industrial Bank of Korea*	6,797	85,492
iNtRON Biotechnology, Inc.*	3,532	136,390

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Kangwon Land, Inc.	3,858	$110,602
KB Financial Group, Inc.*	9,016	375,919
Kia Motors Corp.	5,910	178,577
Komipharm International Co. Ltd.*	6,778	123,111
Korea Aerospace Industries Ltd.*	2,153	61,464
Korea Electric Power Corp.*	21,600	640,283
Korea Gas Corp.*	3,050	131,704
Korea Investment Holdings Co. Ltd.	1,595	85,013
Korea Real Estate Investment & Trust Co. Ltd.	25,746	62,271
Korea Zinc Co. Ltd.	502	194,711
Korean Air Lines Co. Ltd.	4,147	122,589
KT Corp.*	13,418	358,072
KT&G Corp.*	5,400	491,776
LG Chem Ltd.*	1,552	482,336
LG Corp.	3,116	195,120
LG Display Co. Ltd.*	3,794	61,421
LG Electronics, Inc.*	3,943	220,098
LG Household & Health Care Ltd.	373	368,233
LG Uplus Corp.	21,400	338,003
Lotte Chemical Corp.	832	206,719
Lotte Corp.*	1,101	51,988
LOTTE Fine Chemical Co. Ltd.	1,838	67,470
Lotte Shopping Co. Ltd.	399	75,369
LS Corp.	2,520	110,995
Medy-Tox, Inc.	165	85,655
NAVER Corp.	1,685	183,781
NCSoft Corp.	385	160,591
NH Investment & Securities Co. Ltd.	4,153	48,605
OCI Co. Ltd.	1,200	114,600
Orion Corp.*	1,645	176,831
Ottogi Corp.	114	73,954
POSCO	2,758	601,613
Posco Daewoo Corp.	6,180	100,791
Samsung Biologics Co. Ltd., 144A*	724	251,731
Samsung C&T Corp.	2,337	220,975
Samsung Card Co. Ltd.	2,600	80,475
Samsung Electro-Mechanics Co. Ltd.*	650	60,411
Samsung Electronics Co. Ltd.	44,570	1,544,081
Samsung Engineering Co. Ltd.*	4,531	71,227
Samsung Fire & Marine Insurance Co. Ltd.	825	198,575
Samsung Heavy Industries Co. Ltd.*	8,890	59,061
Samsung Life Insurance Co. Ltd.	2,315	168,976
Samsung SDI Co. Ltd.*	700	137,096
Samsung SDS Co. Ltd.	530	96,736
Samsung Securities Co. Ltd.	3,344	94,191
Shinhan Financial Group Co. Ltd.*	8,044	285,786
Shinsegae, Inc.	401	91,903
SK Chemicals Co. Ltd.*	911	57,008
SK Holdings Co. Ltd.	816	189,480
SK Hynix, Inc.*	4,978	269,683
SK Innovation Co. Ltd.	5,320	853,458
SK Telecom Co. Ltd.	4,140	1,000,394
S-Oil Corp.	4,161	363,303
ViroMed Co. Ltd.*	750	171,465
Woori Bank*	12,077	168,409
Yuhan Corp.	768	140,664

		18,732,652

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Spain — 0.1%
AmRest Holdings SE*	24,280	$259,757

Sri Lanka — 0.7%
Access Engineering PLC	433,567	33,512
Aitken Spence PLC	130,112	34,035
Ceylon Tobacco Co. PLC	26,243	203,031
Chevron Lubricants Lanka PLC	161,664	64,652
Commercial Bank of Ceylon PLC	435,000	273,505
DFCC Bank PLC	136,728	69,579
Hatton National Bank PLC	257,435	301,362
Hemas Holdings PLC	148,235	72,042
John Keells Holdings PLC	697,461	609,780
Lanka IOC PLC	359,478	48,407
Melstacorp PLC*	769,436	211,467
National Development Bank PLC	144,894	84,704
Nestle Lanka PLC	11,767	109,227
People’s Leasing & Finance PLC	641,689	57,287
Sampath Bank PLC*	100,631	129,480
Teejay Lanka PLC	468,591	83,364

		2,385,434

Switzerland — 0.1%
Mediclinic International PLC	58,567	244,565

Taiwan — 5.3%
Advantech Co. Ltd.	8,599	58,762
Airtac International Group	29,251	288,275
ASE Technology Holding Co. Ltd.	58,815	111,700
Asia Cement Corp.	153,829	170,016
Asustek Computer, Inc.	15,037	98,646
AU Optronics Corp.	153,441	61,483
Bizlink Holding, Inc.	34,268	250,121
Catcher Technology Co. Ltd.	9,780	71,498
Cathay Financial Holding Co. Ltd.	205,543	314,128
Chang Hwa Commercial Bank Ltd.	228,347	127,552
Cheng Shin Rubber Industry Co. Ltd.	191,424	254,614
Chicony Electronics Co. Ltd.	47,571	96,822
China Airlines Ltd.	396,590	142,037
China Development Financial Holding Corp.	455,005	144,137
China Life Insurance Co. Ltd.	74,126	67,172
China Steel Corp.	184,084	145,302
Chunghwa Telecom Co. Ltd.	401,268	1,472,096
Compal Electronics, Inc.	173,822	98,682
CTBC Financial Holding Co. Ltd.	333,587	219,082
CTCI Corp.	61,000	88,190
Delta Electronics, Inc.	33,800	142,462
E.Sun Financial Holding Co. Ltd.	6,944	4,546
Eclat Textile Co. Ltd.	18,500	209,803
Eva Airways Corp.	366,118	188,291
Far Eastern Department Stores Ltd.	349,405	178,553
Far Eastern New Century Corp.	143,537	130,171
Far EasTone Telecommunications Co. Ltd.	133,000	330,221
Feng TAY Enterprise Co. Ltd.	20,120	115,345
First Financial Holding Co. Ltd.	245,431	159,717
Formosa Chemicals & Fibre Corp.	135,064	460,871
Formosa Petrochemical Corp.	149,670	530,172
Formosa Plastics Corp.	88,142	289,370
Fubon Financial Holding Co. Ltd.	178,002	272,395
Giant Manufacturing Co. Ltd.	36,661	172,396
Ginko International Co. Ltd.	16,000	110,663

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Great Wall Enterprise Co. Ltd.	112,767	$123,136
Highwealth Construction Corp.	111,000	162,524
Hiwin Technologies Corp.	42,864	308,826
Hon Hai Precision Industry Co. Ltd.	68,176	157,091
Hota Industrial Manufacturing Co. Ltd.	28,723	112,713
Hotai Motor Co. Ltd.	39,000	324,021
Hua Nan Financial Holdings Co. Ltd.	139,084	79,155
Innolux Corp.	262,200	82,875
Inventec Corp.	156,000	111,883
Kenda Rubber Industrial Co. Ltd.	126,162	119,690
Kerry TJ Logistics Co. Ltd.	140,000	161,786
King Slide Works Co. Ltd.	13,000	135,996
Largan Precision Co. Ltd.	1,000	104,763
Lite-On Technology Corp.	36,941	48,755
MediaTek, Inc.	18,460	137,295
Mega Financial Holding Co. Ltd.	263,684	222,436
Microbio Co. Ltd.*	86,319	35,507
Nan Kang Rubber Tire Co. Ltd.	158,776	133,672
Nan Ya Plastics Corp.	184,893	453,442
Novatek Microelectronics Corp.	14,246	66,048
OBI Pharma, Inc.*	19,000	97,100
Pegatron Corp.	32,133	53,727
PharmaEngine, Inc.	33,116	122,493
Pou Chen Corp.	271,547	287,409
President Chain Store Corp.	62,648	632,656
Quanta Computer, Inc.	58,319	100,060
Ruentex Development Co. Ltd.	55,798	81,179
Ruentex Industries Ltd.	58,477	149,686
Shin Kong Financial Holding Co. Ltd.	344,949	100,575
SinoPac Financial Holdings Co. Ltd.	361,230	120,998
Solar Applied Materials Technology Co.*	100,297	59,786
St. Shine Optical Co. Ltd.	10,000	175,408
Standard Foods Corp.	93,304	150,397
Synnex Technology International Corp.	83,883	99,262
Tainan Spinning Co. Ltd.	279,052	108,515
Taishin Financial Holding Co. Ltd.	7,751	3,291
Taiwan Cement Corp.	217,018	251,530
Taiwan Cooperative Financial Holding Co. Ltd.	296,994	170,463
Taiwan Fertilizer Co. Ltd.	79,000	111,176
Taiwan Glass Industry Corp.	334,319	140,501
Taiwan Mobile Co. Ltd.	161,200	558,357
Taiwan Semiconductor Manufacturing Co. Ltd.	133,814	980,241
Teco Electric & Machinery Co. Ltd.	270,000	153,200
Transcend Information, Inc.	37,719	82,033
Tripod Technology Corp.	24,278	63,079
TSRC Corp.	118,629	104,247
TTY Biopharm Co. Ltd.	36,713	91,828
Tung Ho Steel Enterprise Corp.	127,381	78,731
Tung Thih Electronic Co. Ltd.	15,000	29,296
Uni-President Enterprises Corp.	635,728	1,440,111
United Microelectronics Corp.	316,280	115,661
Walsin Lihwa Corp.	36,000	19,677
Wistron Corp.	113,031	70,228
Yang Ming Marine Transport Corp.*	263,691	75,572
Yuanta Financial Holding Co. Ltd.	350,090	176,056

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Yulon Motor Co. Ltd.	118,053	$70,001

		17,781,435

Thailand — 2.9%
Advanced Info Service PCL	91,300	483,819
Airports of Thailand PCL	281,200	555,094
Bangkok Bank PCL	26,800	167,297
Bangkok Chain Hospital PCL	124,000	63,676
Bangkok Dusit Medical Services PCL (Class F Stock)	543,400	414,224
Bangkok Expressway & Metro PCL	554,415	165,187
Banpu PCL	132,500	60,324
BEC World PCL*	175,600	26,052
BTS Group Holdings PCL	570,200	167,300
Bumrungrad Hospital PCL	60,300	347,414
Central Pattana PCL	118,200	271,317
Central Plaza Hotel PCL	109,000	134,180
Charoen Pokphand Foods PCL	220,800	166,786
CP ALL PCL	184,700	390,819
CPN Retail Growth Leasehold REIT	128,200	100,402
Delta Electronics Thailand PCL	151,100	322,673
Electricity Generating PCL	31,600	240,497
Glow Energy PCL	112,000	306,312
Hana Microelectronics PCL	200,700	203,251
Home Product Center PCL	397,382	185,555
Indorama Ventures PCL	158,088	263,778
IRPC PCL	445,200	78,661
Italian-Thai Development PCL*	491,663	32,391
Kasikornbank PCL	49,100	279,275
KCE Electronics PCL	171,200	138,123
Land & Houses PCL	164,100	49,926
Minor International PCL	208,900	218,184
MK Restaurants Group PCL	59,100	135,688
Polyplex Thailand PCL	133,400	53,298
Precious Shipping PCL*	149,950	39,946
Pruksa Holding PCL	94,500	50,293
PTT Exploration & Production PCL	55,729	194,233
PTT Global Chemical PCL	123,758	271,096
PTT PCL	333,500	471,395
Ratchaburi Electricity Generating Holding PCL	114,800	178,792
Robinson PCL	87,700	171,044
Siam Cement PCL (The)	26,400	353,561
Siam Commercial Bank PCL (The)	65,900	270,892
Siam Global House PCL(a)	120,079	71,960
Super Energy Corp. PCL*	4,845,000	79,256
Thai Beverage PCL	571,600	255,120
Thai Oil PCL	50,700	103,220
Thai Union Group PCL (Class F Stock)	235,280	117,074
Thanachart Capital PCL	56,900	86,994
TMB Bank PCL	2,379,000	160,935
Total Access Communication PCL, NVDR	125,600	167,612
True Corp. PCL	1,379,617	220,753
TTW PCL	594,400	226,236
Vibhavadi Medical Center PCL	1,518,900	93,384
WHA Corp. PCL(a)	1,221,700	160,813

		9,766,112

COMMON STOCKS (continued)	Shares	Value
Togo — 0.0%
Ecobank Transnational, Inc.*	1,657,284	$63,853

Tunisia — 0.3%
Accumulateur Tunisienne Assad	16,114	41,987
ADWYA SA	18,729	29,480
Banque de l’Habitat	13,851	59,249
Banque de Tunisie	26,592	71,127
Banque Internationale Arabe de Tunisie	3,704	148,105
Banque Nationale Agricole*	17,954	84,314
Carthage Cement*^	78,843	54,335
City Cars	14,672	55,912
Ennakl Automobiles	17,341	70,522
Euro Cycles SA	4,187	25,886
One Tech Holding	14,019	74,746
Poulina Group	33,363	139,351
Societe D’Articles Hygieniques SA*	27,813	106,025

		961,039

Turkey — 2.9%
AG Anadolu Grubu Holding A/S	18,059	34,947
Akbank T.A.S	204,355	264,206
Aksa Akrilik Kimya Sanayii A/S	57,400	80,792
Aksa Enerji Uretim A/S*	126,079	64,007
Anadolu Efes Biracilik Ve Malt Sanayii A/S	42,410	164,780
Arcelik A/S	144,195	429,546
Aselsan Elektronik Sanayi Ve Ticaret A/S	31,741	144,396
Aygaz A/S	64,150	137,087
BIM Birlesik Magazalar A/S	48,397	794,481
Coca-Cola Icecek A/S	15,939	93,086
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	1,726,200	489,052
Enerjisa Enerji A/S, 144A	236,200	227,413
Enka Insaat ve Sanayi A/S	157,133	136,182
Eregli Demir ve Celik Fabrikalari TAS	429,614	586,525
Ford Otomotiv Sanayi A/S	36,413	344,754
Haci Omer Sabanci Holding A/S	132,500	187,959
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	610,198	124,360
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	275,218	113,252
KOC Holding A/S	118,689	317,391
Koza Altin Isletmeleri A/S*	19,000	183,845
Logo Yazilim Sanayi Ve Ticaret A/S*	13,200	67,750
Mavi Giyim Sanayi Ve Ticaret A/S (Class B Stock), 144A	17,572	106,897
Migros Ticaret A/S*	28,000	78,741
Petkim Petrokimya Holding A/S	218,965	208,009
TAV Havalimanlari Holding A/S	26,962	122,112
Tekfen Holding A/S	32,821	128,472
Tofas Turk Otomobil Fabrikasi A/S	69,981	223,523
Tupras Turkiye Petrol Rafinerileri A/S	53,830	1,188,173
Turk Hava Yollari AO*	77,225	234,552
Turk Telekomunikasyon A/S*	189,654	139,485
Turkcell Iletisim Hizmetleri A/S	488,383	1,121,586
Turkiye Garanti Bankasi A/S	237,278	357,163
Turkiye Halk Bankasi A/S	60,400	80,020
Turkiye Is Bankasi A/S (Class C Stock)	157,072	134,162
Turkiye Sise ve Cam Fabrikalari A/S	103,653	111,265
Turkiye Vakiflar Bankasi TAO (Class D Stock)	173,877	127,752
Ulker Biskuvi Sanayi A/S	40,000	110,918

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Turkey (continued)
Vestel Elektronik Sanayi ve Ticaret A/S*	63,000	$66,105
Yapi ve Kredi Bankasi A/S*	288,196	86,899
Zorlu Enerji Elektrik Uretim A/S*	409,074	95,200

		9,706,845

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank PJSC	161,717	359,051
Agthia Group PJSC	49,606	66,103
Air Arabia PJSC	801,817	222,597
Aldar Properties PJSC	371,654	161,628
Arabtec Holding PJSC	216,379	111,990
DAMAC Properties Dubai Co. PJSC	228,700	93,903
Dana Gas PJSC	773,762	201,932
DP World Ltd.	42,391	721,862
Dubai Financial Market PJSC	451,700	97,790
Dubai Investments PJSC	192,300	65,933
Dubai Islamic Bank PJSC	138,450	188,436
Emaar Malls PJSC	139,399	67,858
Emaar Properties PJSC	446,045	501,461
Emirates Telecommunications Group Co. PJSC	253,957	1,173,060
First Abu Dhabi Bank PJSC	246,909	948,866
Taqa Morocco	929	86,261

		5,068,731

United Kingdom — 0.1%
Mondi Ltd.	14,642	315,227

United States — 0.1%
JBS SA	40,567	121,311
Luxoft Holding, Inc.*	4,200	127,764

		249,075

Uruguay — 0.0%
Arcos Dorados Holdings, Inc. (Class A Stock)	22,400	176,960

TOTAL COMMON STOCKS (cost $345,828,962)		312,510,505

	Units

PARTICIPATORY NOTES† — 3.7%
Egypt — 0.8%
Commercial International Bank Egypt SAE,expiring 11/09/20	135,400	560,173
Eastern Tobacco, expiring 11/09/20	259,311	235,475
Egypt Kuwait Holding Co. SAE, expiring 11/09/20	103,000	110,621
Egyptian Financial Group-Hermes Holding Co., expiring 11/09/20*	111,081	94,419
ElSewedy Electric Co., expiring 11/09/20	327,754	328,926
EZZ Steel, expiring 11/09/20*	138,120	140,465
Global Telecom Holding SAE, expiring 07/29/19*	646,942	134,403
Juhayna Food Industries, expiring 11/09/20	185,000	116,232
Orascom Investment Holding, expiring 10/17/19*	1,745,300	56,436
Oriental Weavers, expiring 11/09/20	200,000	116,721
Palm Hills Developments SAE, expiring 11/09/20*	748,079	91,076

PARTICIPATORY NOTES† (continued)	Units	Value
Egypt (continued)
Pioneers Holding for Financial Investments SAE, expiring 11/09/20*	157,142	$53,797
Sidi Kerir Petrochemicals Co., expiring 11/09/20	74,593	71,319
Six of October Development, expiring 07/29/19*	100,423	75,488
Talaat Moustafa Group, expiring 11/09/20	342,837	189,359
Telecom Egypt Co., expiring 11/09/20	241,812	171,238

		2,546,148

Saudi Arabia — 1.4%
Abdullah Al Othaim Markets Co., expiring 07/20/20	5,000	93,563
Al Hammadi Co. for Development and Investment, expiring 08/10/20	13,500	90,324
AL Rajhi Bank, expiring 01/19/21	11,228	261,882
Al Tayyar Travel Group Holding Co., expiring 02/24/21	22,315	118,966
Alinma Bank, expiring 01/19/21	20,000	122,511
Almarai Co. JSC, expiring 07/20/20	20,053	256,576
Arriyadh Development Co., expiring 12/23/19	15,900	74,340
Banque Saudi Fransi, expiring 03/24/20	16,000	133,920
Dar Al Arkan Real Estate Development Co.,expiring 07/16/19	121,700	292,612
Emaar Economic City, expiring 04/05/21*	69,038	145,566
Etihad Etisalat Co., expiring 11/09/20*	29,061	128,437
Fawaz Abdulaziz Al Hokair & Co., expiring 02/28/20*	17,033	99,887
Jarir Marketing Co., expiring 01/19/21	7,785	315,426
Mobile Telecommunications Co. Saudi Arabia, expiring 04/05/21*	23,975	52,852
Mouwasat Medical Services Co., expiring 02/24/21	5,174	111,024
National Agriculture Development Co/The, expiring 12/09/19*	8,555	67,158
National Industrialization Co., expiring 08/26/19*	10,000	40,304
Rabigh Refining & Petrochemical Co., expiring 07/20/20	31,223	158,799
Riyad Bank, expiring 11/09/20	14,301	75,555
Samba Financial Group, expiring 05/06/20	12,000	100,440
Saudi Airlines Catering Co., expiring 05/10/21	6,625	143,043
Saudi Arabian Amiantit Co., expiring 04/05/21*	21,300	33,158
Saudi Arabian Fertilizer Co., expiring 07/20/20	4,332	89,030
Saudi Arabian Mining Co., expiring 04/05/21*	6,400	84,105
Saudi Basic Industries Corp., expiring 01/19/21	7,500	232,307
Saudi Cement Co., expiring 07/16/19	4,700	60,825
Saudi Chemical Co., expiring 04/05/21	12,200	100,976
Saudi Electricity Co., expiring 01/19/21	92,613	373,760
Saudi Ground Services Co., expiring 06/27/19	12,502	102,975
Saudi International Petrochemical Co.,expiring 01/19/21	9,350	49,747
Saudi Pharmaceutical Industries & Medical Appliances Corp., expiring 01/27/21	8,669	67,938

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

PARTICIPATORY NOTES† (continued)	Units	Value
Saudi Arabia (continued)
Saudi Public Transport Co., expiring 01/31/20	20,000	$74,424
Saudi Telecom Co., expiring 04/05/21	15,479	378,774
Savola Group (The), expiring 01/24/20	26,150	186,811
United Electronics Co., expiring 02/05/21	4,200	71,651
United International Transportation Co., expiring 07/08/20	8,773	61,620

		4,851,286

Vietnam — 1.5%
Bank for Foreign Trade of Vietnam JSC, expiring 06/12/19	140,035	322,892
Bao Viet Holdings, expiring 06/23/20	54,931	210,705
Danang Rubber JSC, expiring 06/05/19	50,160	46,480
FLC Faros Construction JSC, expiring 02/22/19*	109,560	182,739
HAGL JSC, expiring 08/29/19*	354,616	74,584
Ho Chi Minh City Infrastructure Investment JSC, expiring 11/27/19*	75,000	85,013
Hoa Phat Group JSC, expiring 02/26/20*	550,251	733,988
Masan Group Corp., expiring 12/05/19*	186,305	622,291
PetroVietnam Drilling & Well Services JSC, expiring 08/26/21*	126,049	79,316
Petrovietnam Fertilizer & Chemicals JSC, expiring 11/27/19	130,000	124,944
PetroVietnam Gas JSC, expiring 06/05/19	50,000	186,619
PetroVietnam Technical Services Corp., expiring 06/26/19	257,870	195,605
Saigon Securities, Inc., expiring 03/15/21	202,560	232,658
Saigon Thuong Tin Commercial JSB, expiring 06/05/19*	175,796	90,541
Vietjet Aviation JSC, expiring 02/22/19	60,696	313,913
Vietnam Dairy Products JSC, expiring 02/12/19	69,492	359,404
Vincom Retail JSC, expiring 02/22/19*	295,727	355,601
Vingroup JSC, expiring 08/02/19*	176,022	722,982

		4,940,275

TOTAL PARTICIPATORY NOTES (cost $12,775,854)		12,337,709

	Shares

PREFERRED STOCKS — 2.3%
Brazil — 1.8%
Alpargatas SA (PRFC)	39,600	173,900
Banco Bradesco SA (PRFC)	67,721	675,332
Centrais Eletricas Brasileiras SA (PRFC B)*	44,100	320,531
Cia Brasileira de Distribuicao (PRFC)	7,695	160,779
Cia Energetica de Sao Paulo (PRFC B)	22,900	128,806
Gerdau SA (PRFC)	37,400	143,009
Itau Unibanco Holding SA (PRFC), ADR	79,210	723,979
Itausa - Investimentos Itau SA (PRFC)	91,519	285,248
Klabin SA (PRFC)	45,300	33,077
Lojas Americanas SA (PRFC)	64,149	326,062
Marcopolo SA (PRFC)	174,800	184,012
Petroleo Brasileiro SA (PRFC), ADR	140,000	1,622,600
Telefonica Brasil SA (PRFC)	95,441	1,138,422

PREFERRED STOCKS (continued)	Shares	Value
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA (PRFC A)	57,200	$136,073

		6,051,830

Colombia — 0.2%
Avianca Holdings SA (PRFC)	99,000	50,605
Banco Davivienda SA (PRFC)	10,919	103,962
Cementos Argos SA (PRFC)	36,909	66,487
Grupo Argos SA (PRFC)	30,084	134,324
Grupo Aval Acciones y Valores SA (PRFC)	523,436	161,020
Grupo de Inversiones Suramericana SA (PRFC)	12,779	122,301

		638,699

Croatia — 0.1%
Adris Grupa dd (PRFC)	6,445	415,710

Philippines — 0.0%
Ayala Land, Inc. (PRFC)^	1,180,500	—

Russia — 0.2%
Surgutneftegas PJSC (PRFC)	559,100	313,394
Transneft PJSC (PRFC)	113	265,206

		578,600

South Korea — 0.0%
CJ Corp. (PRFC)*	119	3,894
LG Chem Ltd. (PRFC)	430	75,458

		79,352

Togo — 0.0%
Ecobank Transnational, Inc. (PRFC)	130,579	—

TOTAL PREFERRED STOCKS (cost $7,408,469)		7,764,191

	Units

RIGHTS* — 0.0%
Brazil — 0.0%
Marcopolo SA, expiring 01/18/19	4,162	923

Malaysia — 0.0%
Sapura Energy Bhd, expiring 01/16/19	1,736,008	—
Sapura Energy Bhd, expiring 01/16/19	416,642	—

		—

Nigeria — 0.0%
Lafarge Africa PLC, expiring 01/26/19	836,564	1,063

Taiwan — 0.0%
Eva Airways Corp., expiring 01/18/19	20,051	1,832

Tunisia — 0.0%
Societe D’Articles Hygieniques SA, expiring 08/01/48	27,813	6,792
Societe D’Articles Hygieniques SA, expiring 12/03/48	27,813	5,211

		12,003

TOTAL RIGHTS (cost $0)		15,821

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Units	Value

WARRANTS* — 0.0%
Thailand
Dynasty Ceramic PCL, expiring 05/08/21 (cost $0)	476,680	$10,102

TOTAL LONG-TERM INVESTMENTS (cost $366,013,285)		332,638,328

	Shares

SHORT-TERM INVESTMENT — 2.9%
AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $9,863,598; includes $9,842,057 of cash collateral for securities on loan)(b)(w)	9,863,710	9,862,724

TOTAL SHORT-TERM INVESTMENTS (cost $9,863,598)		9,862,724

Value
TOTAL INVESTMENTS — 101.6% (cost $375,876,883)	$342,501,052

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%	(5,531,306)

NET ASSETS — 100.0%	$336,969,746

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 3.7% of net assets, of which the Portfolio attributed 2.2% to Hong Kong & Shanghai Bank and 1.5% to JPMorgan Chase as counterparties to the securities.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $476,526 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,659,420; cash collateral of $9,842,057 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$2,301,802	$—	$—
Bahrain	—	2,481,468	—
Botswana	—	1,719,739	34,436
Brazil	13,250,575	—	—
Bulgaria	—	1,362,684	13,087
Chile	10,115,330	—	—
China	2,843,787	34,143,432	—
Colombia	4,110,316	—	78,397
Croatia	—	2,147,640	—
Czech Republic	—	2,501,079	—
Estonia	—	1,695,460	—
Ghana	—	1,768,070	—
Greece	178,198	4,345,671	—
Hong Kong	—	2,140,612	—
Hungary	—	2,393,025	—
India	1,818,218	17,638,283	—
Indonesia	—	9,755,459	3,586
Jordan	—	2,492,139	—
Kazakhstan	832,254	1,388,051	—
Kenya	—	2,408,929	—
Kuwait	—	4,692,920	—
Latvia	—	386,168	—
Lithuania	—	1,363,840	—
Malaysia	—	9,822,214	—
Mauritius	—	2,541,983	—
Mexico	18,894,898	—	1

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Monaco	$241,645	$—	$—
Morocco	—	2,351,562	—
Nigeria	—	2,279,003	—
Oman	159,636	2,199,416	—
Pakistan	—	2,956,137	—
Panama	1,016,612	—	—
Peru	4,971,532	—	—
Philippines	—	9,660,239	—
Poland	—	9,376,007	—
Qatar	—	4,748,873	—
Romania	—	2,274,277	—
Russia	12,782,698	5,118,180	292,684
Singapore	—	156,035	—
Slovenia	—	2,544,028	—
South Africa	474,390	19,532,115	—
South Korea	—	18,732,652	—
Spain	—	259,757	—
Sri Lanka	—	2,385,434	—
Switzerland	—	244,565	—
Taiwan	—	17,781,435	—
Thailand	—	9,766,112	—
Togo	—	63,853	—
Tunisia	—	906,704	54,335
Turkey	—	9,706,845	—
United Arab Emirates	—	5,068,731	—
United Kingdom	—	315,227	—
United States	249,075	—	—
Uruguay	176,960	—	—
Participatory Notes
Egypt	—	2,546,148	—
Saudi Arabia	—	4,851,286	—
Vietnam	—	4,940,275	—
Preferred Stocks
Brazil	6,051,830	—	—
Colombia	638,699	—	—
Croatia	—	415,710	—
Philippines	—	—	—
Russia	—	578,600	—
South Korea	—	79,352	—
Togo	—	—	—
Rights
Brazil	923	—	—
Malaysia	—	—	—
Nigeria	—	1,063	—
Taiwan	—	1,832	—
Tunisia	5,211	6,792	—
Warrants
Thailand	10,102	—	—
Affiliated Mutual Fund	9,862,724	—	—

Total	$90,987,415	$251,037,111	$476,526

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	15.6%
Oil, Gas & Consumable Fuels	8.7
Metals & Mining	4.9
Wireless Telecommunication Services	4.3
Food Products	4.0
Real Estate Management & Development	3.8
Diversified Telecommunication Services	3.5

Food & Staples Retailing	3.1%
Chemicals	3.0
Electric Utilities	3.0
Affiliated Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	2.9
Industrial Conglomerates	2.9
Pharmaceuticals	2.5
Beverages	2.3
Construction Materials	2.1
Independent Power & Renewable Electricity Producers	1.8
Transportation Infrastructure	1.5
Automobiles	1.5
Insurance	1.4
Construction & Engineering	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (cont.)
Media	1.3%
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
IT Services	1.0
Interactive Media & Services	1.0
Airlines	1.0
Multiline Retail	1.0
Diversified Financial Services	1.0
Machinery	0.9
Textiles, Apparel & Luxury Goods	0.9
Gas Utilities	0.8
Technology Hardware, Storage & Peripherals	0.8
Specialty Retail	0.7
Electronic Equipment, Instruments & Components	0.7
Personal Products	0.7
Capital Markets	0.7
Internet & Direct Marketing Retail	0.6
Semiconductors & Semiconductor Equipment	0.6
Tobacco	0.6
Water Utilities	0.6
Household Durables	0.6
Biotechnology	0.6
Paper & Forest Products	0.6
Electrical Equipment	0.5
Auto Components	0.5
Trading Companies & Distributors	0.4
Health Care Equipment & Supplies	0.4
Marine	0.4
Road & Rail	0.4
Diversified Consumer Services	0.3
Entertainment	0.3
Software	0.3
Household Products	0.3
Telecommunications	0.3
Aerospace & Defense	0.3
Agriculture	0.3

Energy Equipment & Services	0.2%
Consumer Finance	0.2
Miscellaneous Manufacturers	0.2
Air Freight & Logistics	0.2
Thrifts & Mortgage Finance	0.2
Multi-Utilities	0.2
Life Sciences Tools & Services	0.1
Oil & Gas	0.1
Electric	0.1
Engineering & Construction	0.1
Communications Equipment	0.1
Electrical Components & Equipment	0.1
Waste Disposable	0.1
Retail	0.1
Containers & Packaging	0.1
Commercial Services & Supplies	0.1
Leisure Products	0.1
Building Products	0.1
Food Service	0.0	*
Iron/Steel	0.0	*
Leisure Time	0.0	*
Textiles	0.0	*
Healthcare – Services	0.0	*
Building Materials	0.0	*
Healthcare-Services	0.0	*
Oil & Gas Services	0.0	*
Transportation	0.0	*
Home Builders	0.0	*
Healthcare-Products	0.0	*
Commercial Services	0.0	*
Holding Companies-Diversified	0.0	*

	101.6
Liabilities in excess of other assets	(1.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$25,923	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$36,991

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$1,763	$(1,494)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,659,420	$(9,659,420)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $9,659,420:
Unaffiliated investments (cost $366,013,285)	$332,638,328
Affiliated investments (cost $9,863,598)	9,862,724
Foreign currency, at value (cost $866,331)	863,085
Receivable for investments sold	7,588,059
Receivable for Portfolio shares sold	1,581,186
Dividends and interest receivable	730,318
Tax reclaim receivable	68,483
Receivable from affiliate	5,611
Prepaid expenses	3,246

Total Assets	353,341,040

LIABILITIES:
Payable to broker for collateral for securities on loan	9,842,057
Loan payable	5,800,000
Accrued expenses and other liabilities	354,900
Management fees payable	171,377
Payable to affiliate	62,959
Payable for Portfolio shares repurchased	53,801
Payable to custodian	43,805
Payable for investments purchased	28,332
Distribution fee payable	13,694
Affiliated transfer agent fee payable	369

Total Liabilities	16,371,294

NET ASSETS	$336,969,746

Net assets were comprised of:
Partners Equity	$336,969,746

Net asset value and redemption price per share, $336,969,746 / 38,759,943 outstanding shares of beneficial interest	$8.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,441,289, of which $91,631 is reimbursable by an affiliate)	$13,934,392
Income from securities lending, net (including affiliated income of $79,913)	141,958
Affiliated dividend income	33,890

14,110,240

EXPENSES
Management fees	4,169,383
Distribution fee	1,121,784
Custodian and accounting fees	738,543
Audit fee	28,300
Trustees’ fees	14,021
Legal fees and expenses	11,584
Shareholders’ reports	10,317
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	222,243

Total expenses	6,323,162

NET INVESTMENT INCOME (LOSS)	7,787,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,100)) (net of foreign capital gains taxes $14)	6,647,991
Foreign currency transactions	(262,482)

6,385,509

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $476)	(81,820,933)
Foreign currencies	(12,724)

(81,833,657)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(75,448,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,661,070)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,787,078	$5,965,750
Net realized gain (loss) on investment and foreign currency transactions	6,385,509	(7,207,007)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(81,833,657)	106,648,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,661,070)	105,407,651

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,426,628 and 7,621,569 shares, respectively]	52,102,574	68,862,964
Portfolio share repurchased [17,170,340 and 8,582,336 shares, respectively]	(158,891,010)	(75,481,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(106,788,436)	(6,618,372)

CAPITAL CONTRIBUTIONS	888,049	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(173,561,457)	98,789,279
NET ASSETS:
Beginning of year	510,531,203	411,741,924

End of year	$336,969,746	$510,531,203

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	82,900	$21,706,536
Raytheon Co.	124,200	19,046,070

		40,752,606

Air Freight & Logistics — 0.6%
United Parcel Service, Inc. (Class B Stock)	126,500	12,337,545

Airlines — 0.7%
United Continental Holdings, Inc.*	169,900	14,225,727

Auto Components — 0.1%
Tenneco, Inc. (Class A Stock)	40,200	1,101,078

Banks — 6.1%
Bank of America Corp.	1,076,600	26,527,424
Citigroup, Inc.	529,700	27,576,182
Fifth Third Bancorp	179,600	4,225,988
JPMorgan Chase & Co.	557,900	54,462,198
Wells Fargo & Co.	323,200	14,893,056

		127,684,848

Beverages — 1.8%
Keurig Dr. Pepper, Inc.	48,500	1,243,540
PepsiCo, Inc.	339,900	37,552,152

		38,795,692

Biotechnology — 2.9%
AbbVie, Inc.	35,000	3,226,650
Biogen, Inc.*	59,100	17,784,372
Celgene Corp.*	280,000	17,945,200
Gilead Sciences, Inc.	359,300	22,474,215

		61,430,437

Building Products — 0.3%
Armstrong World Industries, Inc.	31,400	1,827,794
Continental Building Products, Inc.*	47,900	1,219,055
Resideo Technologies, Inc.*	91,233	1,874,845
Universal Forest Products, Inc.	71,900	1,866,524

		6,788,218

Capital Markets — 2.1%
Ameriprise Financial, Inc.	157,900	16,480,023
Morgan Stanley	544,100	21,573,565
State Street Corp.	109,000	6,874,630

		44,928,218

Chemicals — 1.7%
Celanese Corp. (Class A Stock)	30,500	2,744,085
Chemours Co. (The)	284,400	8,025,768
Huntsman Corp.	118,200	2,280,078
LyondellBasell Industries NV (Class A Stock)	203,700	16,939,692
Mosaic Co. (The)	155,300	4,536,313
Trinseo SA	42,300	1,936,494

		36,462,430

Communications Equipment — 2.6%
Arista Networks, Inc.*	10,900	2,296,630
Cisco Systems, Inc.	767,900	33,273,107
CommScope Holding Co., Inc.*	398,000	6,523,220
F5 Networks, Inc.*	27,600	4,472,028

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Juniper Networks, Inc.	292,700	$7,876,557

		54,441,542

Construction & Engineering — 0.2%
EMCOR Group, Inc.	54,100	3,229,229
Quanta Services, Inc.	53,300	1,604,330

		4,833,559

Consumer Finance — 2.1%
American Express Co.	196,200	18,701,784
Capital One Financial Corp.	288,000	21,769,920
Navient Corp.	195,900	1,725,879
OneMain Holdings, Inc.*	59,100	1,435,539

		43,633,122

Distributors — 0.3%
Genuine Parts Co.	59,600	5,722,792

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	79,400	16,211,892
Jefferies Financial Group, Inc.	208,700	3,623,032

		19,834,924

Diversified Telecommunication Services — 3.5%
AT&T, Inc.	1,389,800	39,664,892
Verizon Communications, Inc.	611,500	34,378,530

		74,043,422

Electric Utilities — 1.2%
Exelon Corp.	481,800	21,729,180
Portland General Electric Co.	19,400	889,490
PPL Corp.	81,900	2,320,227

		24,938,897

Electrical Equipment — 0.1%
Atkore International Group, Inc.*	99,800	1,980,032

Electronic Equipment, Instruments & Components — 0.5%
Avnet, Inc.(a)	65,400	2,360,940
CDW Corp.	82,800	6,710,940
SYNNEX Corp.	10,700	864,988

		9,936,868

Energy Equipment & Services — 0.0%
Superior Energy Services, Inc.*	300,600	1,007,010

Entertainment — 0.5%
Activision Blizzard, Inc.	140,200	6,529,114
Walt Disney Co. (The)	41,700	4,572,405

		11,101,519

Equity Real Estate Investment Trusts (REITs) — 1.4%
Apple Hospitality REIT, Inc.	53,200	758,632
Brixmor Property Group, Inc.	37,800	555,282
CoreCivic, Inc.	148,600	2,649,538
DiamondRock Hospitality Co.	56,000	508,480
Franklin Street Properties Corp.	74,000	461,020
GEO Group, Inc. (The)	277,700	5,470,690
Host Hotels & Resorts, Inc.	340,700	5,679,469
Park Hotels & Resorts, Inc.	28,500	740,430
Piedmont Office Realty Trust, Inc. (Class A Stock)	38,700	659,448
Ryman Hospitality Properties, Inc.	45,600	3,041,064

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
SITE Centers Corp.	81,000	$896,670
Spirit MTA REIT	56,150	400,350
Spirit Realty Capital, Inc.	178,180	6,280,845
Xenia Hotels & Resorts, Inc.	54,100	930,520

		29,032,438

Food & Staples Retailing — 1.5%
Walgreens Boots Alliance, Inc.	308,500	21,079,805
Walmart, Inc.	109,100	10,162,665

		31,242,470

Food Products — 1.6%
Archer-Daniels-Midland Co.	472,500	19,358,325
Kraft Heinz Co. (The)	25,300	1,088,912
Mondelez International, Inc. (Class A Stock)	42,500	1,701,275
Tyson Foods, Inc. (Class A Stock)	228,400	12,196,560

		34,345,072

Gas Utilities — 0.5%
UGI Corp.	206,700	11,027,445

Health Care Equipment & Supplies — 2.1%
Baxter International, Inc.	20,600	1,355,892
Boston Scientific Corp.*	291,600	10,305,144
Danaher Corp.	288,800	29,781,056
IDEXX Laboratories, Inc.*	10,900	2,027,618

		43,469,710

Health Care Providers & Services — 2.7%
Anthem, Inc.	24,400	6,408,172
Cigna Corp.	9,371	1,779,721
CVS Health Corp.	52,800	3,459,456
HCA Healthcare, Inc.	54,200	6,745,190
Humana, Inc.	36,400	10,427,872
UnitedHealth Group, Inc.	115,100	28,673,712

		57,494,123

Hotels, Restaurants & Leisure — 0.4%
Bloomin’ Brands, Inc.	77,500	1,386,475
Extended Stay America, Inc.	236,400	3,664,200
Hilton Grand Vacations, Inc.*	120,700	3,185,273

		8,235,948

Household Durables — 0.0%
Meritage Homes Corp.*	25,700	943,704

Household Products — 0.9%
Procter & Gamble Co. (The)	185,500	17,051,160
Spectrum Brands Holdings, Inc.	27,900	1,178,775

		18,229,935

Independent Power & Renewable Electricity Producers — 1.5%
AES Corp.	838,100	12,118,926
NRG Energy, Inc.	519,100	20,556,360

		32,675,286

Industrial Conglomerates — 0.4%
General Electric Co.	495,300	3,749,421
Honeywell International, Inc.	33,800	4,465,656

		8,215,077

COMMON STOCKS (continued)	Shares	Value
Insurance — 2.0%
Aflac, Inc.	187,300	$8,533,389
Allstate Corp. (The)(a)	60,700	5,015,641
CNO Financial Group, Inc.	61,200	910,656
MetLife, Inc.	524,000	21,515,440
Reinsurance Group of America, Inc.	14,900	2,089,427
Unum Group	176,500	5,185,570

		43,250,123

Interactive Media & Services — 4.9%
Alphabet, Inc. (Class A Stock)*	28,840	30,136,646
Alphabet, Inc. (Class C Stock)*	39,678	41,090,934
Facebook, Inc. (Class A Stock)*	247,000	32,379,230

		103,606,810

Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc.*	25,700	38,600,629
Booking Holdings, Inc.*	11,400	19,635,588
eBay, Inc.*	286,300	8,036,441
Qurate Retail, Inc.*	470,600	9,186,112

		75,458,770

IT Services — 3.2%
Automatic Data Processing, Inc.	39,900	5,231,688
Cognizant Technology Solutions Corp. (Class A Stock)	311,200	19,754,976
DXC Technology Co.	265,500	14,116,635
Visa, Inc. (Class A Stock)	216,400	28,551,816

		67,655,115

Leisure Products — 0.0%
Vista Outdoor, Inc.*(a)	82,700	938,645

Life Sciences Tools & Services — 2.4%
Illumina, Inc.*	86,200	25,853,966
Thermo Fisher Scientific, Inc.	109,600	24,527,384

		50,381,350

Machinery — 1.8%
Caterpillar, Inc.	150,800	19,162,156
Cummins, Inc.	134,900	18,028,036

		37,190,192

Media — 1.8%
Comcast Corp. (Class A Stock)	890,500	30,321,525
News Corp. (Class A Stock)	131,600	1,493,660
TEGNA, Inc.	22,700	246,749
Tribune Media Co. (Class A Stock)	132,500	6,012,850

		38,074,784

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	529,700	5,461,207
Nucor Corp.	27,800	1,440,318
Southern Copper Corp. (Peru)(a)	80,300	2,470,831
Steel Dynamics, Inc.	209,000	6,278,360

		15,650,716

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Corp.	123,600	1,912,092
Two Harbors Investment Corp.	95,300	1,223,652

		3,135,744

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 1.4%
Kohl’s Corp.(a)	335,800	$22,276,972
Macy’s, Inc.	270,600	8,058,468

		30,335,440

Multi-Utilities — 0.1%
MDU Resources Group, Inc.	43,900	1,046,576

Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	185,800	20,213,182
ConocoPhillips	19,500	1,215,825
Exxon Mobil Corp.	159,100	10,849,029
Kinder Morgan, Inc.	213,500	3,283,630
Marathon Petroleum Corp.	246,800	14,563,668
PBF Energy, Inc. (Class A Stock)	94,000	3,070,980
Phillips 66	206,900	17,824,435
Valero Energy Corp.	203,500	15,256,395

		86,277,144

Personal Products — 0.5%
Avon Products, Inc. (United Kingdom)*	33,200	50,464
Herbalife Nutrition Ltd.*	100,600	5,930,370
Nu Skin Enterprises, Inc. (Class A Stock)	27,500	1,686,575
USANA Health Sciences, Inc.*	20,800	2,448,784

		10,116,193

Pharmaceuticals — 6.4%
Allergan PLC	85,600	11,441,295
Bristol-Myers Squibb Co.	481,100	25,007,578
Eli Lilly & Co.	193,400	22,380,248
Johnson & Johnson	191,400	24,700,170
Merck & Co., Inc.	425,600	32,520,096
Pfizer, Inc.	156,200	6,818,130
Zoetis, Inc.	139,100	11,898,614

		134,766,131

Professional Services — 0.3%
Insperity, Inc.	43,600	4,070,496
Korn/Ferry International	76,200	3,012,948

		7,083,444

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	453,900	18,174,156

Road & Rail — 1.5%
CSX Corp.	376,100	23,367,093
Norfolk Southern Corp.	50,200	7,506,908

		30,874,001

Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	922,400	43,288,232
Versum Materials, Inc.	60,100	1,665,972

		44,954,204

Software — 7.1%
Adobe, Inc.*	149,000	33,709,760
Cadence Design Systems, Inc.*	21,300	926,124
Citrix Systems, Inc.	70,100	7,182,446
Intuit, Inc.	19,200	3,779,520
LogMeIn, Inc.	2,400	195,768
Microsoft Corp.	769,000	78,107,330
Nuance Communications, Inc.*	149,900	1,983,177
Oracle Corp.	239,000	10,790,850

COMMON STOCKS (continued)	Shares	Value
Software (continued)
SPS Commerce, Inc.*	3,000	$247,140
Synopsys, Inc.*	147,700	12,442,248

		149,364,363

Specialty Retail — 2.0%
Advance Auto Parts, Inc.	77,100	12,140,166
Asbury Automotive Group, Inc.*	33,700	2,246,442
Best Buy Co., Inc.(a)	177,100	9,379,216
Dick’s Sporting Goods, Inc.(a)	39,600	1,235,520
Foot Locker, Inc.	289,700	15,412,040
Michaels Cos., Inc. (The)*	110,600	1,497,524

		41,910,908

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	415,600	65,556,744
Dell Technologies, Inc. (Class C Stock)*	39,390	1,924,989
Hewlett Packard Enterprise Co.	1,281,300	16,925,973
HP, Inc.	986,000	20,173,560

		104,581,266

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc. (Class B Stock)	92,600	6,865,364
PVH Corp.	12,100	1,124,695
Tapestry, Inc.	28,000	945,000

		8,935,059

Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc.	221,900	3,630,284

Tobacco — 0.1%
Altria Group, Inc.	27,700	1,368,103

Trading Companies & Distributors — 0.2%
WESCO International, Inc.*	96,400	4,627,200

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	49,700	1,817,032

Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.*	131,900	8,390,159

TOTAL LONG-TERM INVESTMENTS (cost $1,999,174,660)		2,034,485,606

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MUTUAL FUNDS — 5.1%
PGIM Core Ultra Short Bond Fund(w)	80,671,072	80,671,072
PGIM Institutional Money Market Fund (cost 26,798,164; includes $26,757,793 of cash collateral for securities on loan)(b)(w)	26,798,934	26,796,253

TOTAL AFFILIATED MUTUAL FUNDS (cost $107,469,236)		107,467,325

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(n) — 0.1%
U.S. Treasury Bills(k) (cost $1,890,285) 2.356%	03/21/19	1,900	$1,890,362

TOTAL SHORT-TERM INVESTMENTS (cost $109,359,521)			109,357,687

TOTAL INVESTMENTS — 101.6% (cost $2,108,534,181)			2,143,843,293
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.6)%			(33,646,626)

NET ASSETS — 100.0%			$2,110,196,667

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,639,780; cash collateral of $26,757,793 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
625	S&P 500 E-Mini Index	Mar. 2019	$78,287,500	$677,158

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$1,890,362

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$40,752,606	$—	$—
Air Freight & Logistics	12,337,545	—	—
Airlines	14,225,727	—	—
Auto Components	1,101,078	—	—
Banks	127,684,848	—	—
Beverages	38,795,692	—	—
Biotechnology	61,430,437	—	—
Building Products	6,788,218	—	—
Capital Markets	44,928,218	—	—
Chemicals	36,462,430	—	—
Communications Equipment	54,441,542	—	—
Construction & Engineering	4,833,559	—	—
Consumer Finance	43,633,122	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Distributors	$5,722,792	$—	$—
Diversified Financial Services	19,834,924	—	—
Diversified Telecommunication Services	74,043,422	—	—
Electric Utilities	24,938,897	—	—
Electrical Equipment	1,980,032	—	—
Electronic Equipment, Instruments & Components	9,936,868	—	—
Energy Equipment & Services	1,007,010	—	—
Entertainment	11,101,519	—	—
Equity Real Estate Investment Trusts (REITs)	29,032,438	—	—
Food & Staples Retailing	31,242,470	—	—
Food Products	34,345,072	—	—
Gas Utilities	11,027,445	—	—
Health Care Equipment & Supplies	43,469,710	—	—
Health Care Providers & Services	57,494,123	—	—
Hotels, Restaurants & Leisure	8,235,948	—	—
Household Durables	943,704	—	—
Household Products	18,229,935	—	—
Independent Power & Renewable Electricity Producers	32,675,286	—	—
Industrial Conglomerates	8,215,077	—	—
Insurance	43,250,123	—	—
Interactive Media & Services	103,606,810	—	—
Internet & Direct Marketing Retail	75,458,770	—	—
IT Services	67,655,115	—	—
Leisure Products	938,645	—	—
Life Sciences Tools & Services	50,381,350	—	—
Machinery	37,190,192	—	—
Media	38,074,784	—	—
Metals & Mining	15,650,716	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,135,744	—	—
Multiline Retail	30,335,440	—	—
Multi-Utilities	1,046,576	—	—
Oil, Gas & Consumable Fuels	86,277,144	—	—
Personal Products	10,116,193	—	—
Pharmaceuticals	134,766,131	—	—
Professional Services	7,083,444	—	—
Real Estate Management & Development	18,174,156	—	—
Road & Rail	30,874,001	—	—
Semiconductors & Semiconductor Equipment	44,954,204	—	—
Software	149,364,363	—	—
Specialty Retail	41,910,908	—	—
Technology Hardware, Storage & Peripherals	104,581,266	—	—
Textiles, Apparel & Luxury Goods	8,935,059	—	—
Thrifts & Mortgage Finance	3,630,284	—	—
Tobacco	1,368,103	—	—
Trading Companies & Distributors	4,627,200	—	—
Transportation Infrastructure	1,817,032	—	—
Wireless Telecommunication Services	8,390,159	—	—
Affiliated Mutual Funds	107,467,325	—	—
U.S. Treasury Obligation	—	1,890,362	—
Other Financial Instruments*
Futures Contracts	677,158	—	—

Total	$2,142,630,089	$1,890,362	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	7.1%
Pharmaceuticals	6.4
Banks	6.1
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	5.1
Technology Hardware, Storage & Peripherals	5.0
Interactive Media & Services	4.9
Oil, Gas & Consumable Fuels	4.1
Internet & Direct Marketing Retail	3.6
Diversified Telecommunication Services	3.5
IT Services	3.2
Biotechnology	2.9
Health Care Providers & Services	2.7
Communications Equipment	2.6
Life Sciences Tools & Services	2.4
Capital Markets	2.1
Consumer Finance	2.1
Health Care Equipment & Supplies	2.1
Semiconductors & Semiconductor Equipment	2.1
Insurance	2.0
Specialty Retail	2.0
Aerospace & Defense	1.9
Beverages	1.8
Machinery	1.8
Media	1.8
Chemicals	1.7
Food Products	1.6
Food & Staples Retailing	1.5
Independent Power & Renewable Electricity Producers	1.5
Road & Rail	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Multiline Retail	1.4

Electric Utilities	1.2%
Diversified Financial Services	0.9
Household Products	0.9
Real Estate Management & Development	0.9
Airlines	0.7
Metals & Mining	0.7
Air Freight & Logistics	0.6
Electronic Equipment, Instruments & Components	0.5
Entertainment	0.5
Gas Utilities	0.5
Personal Products	0.5
Hotels, Restaurants & Leisure	0.4
Industrial Conglomerates	0.4
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.4
Building Products	0.3
Distributors	0.3
Professional Services	0.3
Construction & Engineering	0.2
Thrifts & Mortgage Finance	0.2
Trading Companies & Distributors	0.2
Auto Components	0.1
Electrical Equipment	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Tobacco	0.1
Transportation Infrastructure	0.1
U.S. Treasury Obligation	0.1
Multi-Utilities	0.1
Energy Equipment & Services	0.0	*
Household Durables	0.0	*
Leisure Products	0.0	*

	101.6
Liabilities in excess of other assets	(1.6)

	100.0%

*	Less than +/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$677,158	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(803,510)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$646,509

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities are as follows:

Futures Contracts- Long Positions(1)
$37,738,100

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$26,639,780	$(26,639,780)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $26,639,780:
Unaffiliated investments (cost $2,001,064,945)	$2,036,375,968
Affiliated investments (cost $107,469,236)	107,467,325
Dividends and interest receivable	2,361,966
Due from broker-variation margin futures	174,488
Tax reclaim receivable	7,379
Receivable for Portfolio shares sold	6,227
Receivable for investments sold	5,588
Prepaid expenses	19,468

Total Assets	2,146,418,409

LIABILITIES:
Payable to broker for collateral for securities on loan	26,757,793
Payable for Portfolio shares repurchased	8,876,786
Management fees payable	371,348
Accrued expenses and other liabilities	124,490
Distribution fee payable	83,577
Payable to affiliate	7,379
Affiliated transfer agent fee payable	369

Total Liabilities	36,221,742

NET ASSETS	$2,110,196,667

Net assets were comprised of:
Partners Equity	$2,110,196,667

Net asset value and redemption price per share, $2,110,196,667 / 122,221,037 outstanding shares of beneficial interest	$17.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$44,571,420
Affiliated dividend income	528,870
Income from securities lending, net (including affiliated income of $56,128)	56,349
Interest income	31,670

45,188,309

EXPENSES
Management fees	14,161,350
Distribution fee	6,337,715
Custodian and accounting fees	169,945
Trustees’ fees	36,500
Audit fee	26,200
Legal fees and expenses	18,059
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,939
Miscellaneous	55,489

Total expenses	20,818,184
Less: Fee waivers and/or expense reimbursement	(374,642)

Net expenses	20,443,542

NET INVESTMENT INCOME (LOSS)	24,744,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,832))	253,613,656
Futures transactions	(803,510)

252,810,146

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(83))	(425,265,964)
Futures	646,509

(424,619,455)

NET GAIN (LOSS) ON INVESTMENTS	(171,809,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(147,064,542)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$24,744,767	$29,088,013
Net realized gain (loss) on investment transactions	252,810,146	300,803,959
Net change in unrealized appreciation (depreciation) on investments	(424,619,455)	194,247,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(147,064,542)	524,139,482

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [7,081,205 and 6,028,163 shares, respectively]	128,823,206	98,886,186
Portfolio share repurchased [27,550,854 and 55,617,118 shares, respectively]	(525,185,809)	(916,015,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(396,362,603)	(817,128,847)

CAPITAL CONTRIBUTIONS	2,819	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(543,424,326)	(292,989,365)
NET ASSETS:
Beginning of year	2,653,620,993	2,946,610,358

End of year	$2,110,196,667	$2,653,620,993

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 97.1%	Shares	Value
Aerospace & Defense — 2.1%
Kratos Defense & Security Solutions, Inc.*(a)	316,343	$4,457,273
Mercury Systems, Inc.*(a)	207,794	9,826,578

		14,283,851

Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.*	147,840	3,372,230

Banks — 5.4%
BankUnited, Inc.	98,141	2,938,342
Cadence BanCorp	315,058	5,286,673
Columbia Banking System, Inc.	106,385	3,860,712
FB Financial Corp.	38,473	1,347,324
First Foundation, Inc.*	49,613	638,023
Live Oak Bancshares, Inc.(a)	84,439	1,250,542
National Bank Holdings Corp. (Class A Stock)	136,610	4,217,151
Opus Bank	97,072	1,901,640
Origin Bancorp, Inc.(a)	22,832	778,115
Pacific Premier Bancorp, Inc.*(a)	140,289	3,580,175
South State Corp.(a)	48,980	2,936,351
Triumph Bancorp, Inc.*	17,705	525,839
Union Bankshares Corp.(a)	93,220	2,631,601
Webster Financial Corp.	94,271	4,646,618

		36,539,106

Biotechnology — 8.5%
Adamas Pharmaceuticals, Inc.*(a)	163,466	1,395,999
Aimmune Therapeutics, Inc.*(a)	114,130	2,729,990
Allogene Therapeutics, Inc.*(a)	41,266	1,111,293
AnaptysBio, Inc.*(a)	37,480	2,390,849
Arena Pharmaceuticals, Inc.*(a)	66,360	2,584,721
Array BioPharma, Inc.*	182,215	2,596,564
Avrobio, Inc.*(a)	131,724	2,193,205
Biohaven Pharmaceutical Holding Co. Ltd.*	86,584	3,201,876
Bluebird Bio, Inc.*(a)	8,366	829,907
Blueprint Medicines Corp.*	43,806	2,361,581
Deciphera Pharmaceuticals, Inc.*(a)	98,365	2,064,681
Dicerna Pharmaceuticals, Inc.*(a)	154,902	1,655,902
Editas Medicine, Inc.*(a)	72,072	1,639,638
Exact Sciences Corp.*(a)	81,502	5,142,776
G1 Therapeutics, Inc.*	61,575	1,179,161
Gritstone Oncology, Inc.*(a)	92,820	1,434,069
Insmed, Inc.*	33,813	443,627
Karyopharm Therapeutics, Inc.*(a)	267,472	2,506,213
Ligand Pharmaceuticals, Inc.*(a)	22,947	3,113,908
Loxo Oncology, Inc.*	51,789	7,254,085
NuCana PLC (United Kingdom), ADR*(a)	82,700	1,199,150
PTC Therapeutics, Inc.*	42,190	1,447,961
REGENXBIO, Inc.*	40,961	1,718,315
Replimune Group, Inc.*(a)	112,540	1,125,399
Sarepta Therapeutics, Inc.*(a)	7,106	775,478
Twist Bioscience Corp.*(a)	20,073	463,486
Voyager Therapeutics, Inc.*(a)	133,775	1,257,485
Xencor, Inc.*	62,932	2,275,621

		58,092,940

COMMON STOCKS (continued)	Shares	Value
Building Products — 1.1%
Trex Co., Inc.*(a)	125,220	$7,433,059

Capital Markets — 0.5%
Moelis & Co. (Class A Stock)	99,870	3,433,531

Chemicals — 1.8%
Ingevity Corp.*	62,063	5,194,052
Innospec, Inc.	31,082	1,919,624
Livent Corp.*(a)	153,560	2,119,127
PQ Group Holdings, Inc.*	189,950	2,813,160

		12,045,963

Commercial Services & Supplies — 0.6%
Tetra Tech, Inc.	80,960	4,191,299

Communications Equipment — 1.5%
Ciena Corp.*	249,471	8,459,562
Lumentum Holdings, Inc.*(a)	47,649	2,001,734

		10,461,296

Construction & Engineering — 1.8%
Dycom Industries, Inc.*(a)	51,190	2,766,308
EMCOR Group, Inc.	70,618	4,215,188
NV5 Global, Inc.*(a)	48,648	2,945,636
Tutor Perini Corp.*(a)	147,971	2,363,097

		12,290,229

Consumer Finance — 0.6%
Green Dot Corp. (Class A Stock)*	48,105	3,825,310

Diversified Consumer Services — 4.6%
Adtalem Global Education, Inc.*	107,542	5,088,887
Chegg, Inc.*(a)	738,191	20,979,389
Grand Canyon Education, Inc.*	52,691	5,065,713

		31,133,989

Diversified Telecommunication Services — 1.3%
Cogent Communications Holdings, Inc.	50,540	2,284,913
Vonage Holdings Corp.*	748,791	6,536,945

		8,821,858

Electrical Equipment — 1.3%
Generac Holdings, Inc.*	102,461	5,092,312
Regal Beloit Corp.	51,815	3,629,641

		8,721,953

Energy Equipment & Services — 0.1%
Patterson-UTI Energy, Inc.	90,788	939,656

Entertainment — 0.5%
Glu Mobile, Inc.*	427,687	3,451,434

Equity Real Estate Investment Trusts (REITs) — 1.9%
Industrial Logistics Properties Trust(a)	121,120	2,382,430
Monmouth Real Estate Investment Corp.	186,960	2,318,303
QTS Realty Trust, Inc. (Class A Stock)	127,010	4,705,721
Ryman Hospitality Properties, Inc.	52,850	3,524,567

		12,931,021

Food & Staples Retailing — 0.8%
Performance Food Group Co.*	168,775	5,446,369

Food Products — 1.4%
Freshpet, Inc.*(a)	158,480	5,096,717

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Simply Good Foods Co. (The)*	217,293	$4,106,838

		9,203,555

Health Care Equipment & Supplies — 6.2%
AtriCure, Inc.*(a)	70,428	2,155,097
Cutera, Inc.*	28,821	490,533
Haemonetics Corp.*	23,410	2,342,171
Inogen, Inc.*	26,056	3,235,374
Insulet Corp.*(a)	26,101	2,070,331
Integer Holdings Corp.*	61,110	4,660,249
LivaNova PLC*	16,490	1,508,340
Merit Medical Systems, Inc.*	60,270	3,363,669
Novocure Ltd.*	141,540	4,738,759
Nuvectra Corp.*	190,439	3,111,773
OraSure Technologies, Inc.*	108,118	1,262,818
Sientra, Inc.*	262,128	3,331,647
Tactile Systems Technology, Inc.*(a)	107,869	4,913,434
Tandem Diabetes Care, Inc.*	131,233	4,982,917

		42,167,112

Health Care Providers & Services — 0.6%
LHC Group, Inc.*	46,523	4,367,579

Health Care Technology — 4.3%
Evolent Health, Inc. (Class A Stock)*(a)	264,994	5,286,630
Tabula Rasa HealthCare, Inc.*(a)	104,227	6,645,513
Teladoc Health, Inc.*(a)	174,562	8,653,038
Vocera Communications, Inc.*	222,986	8,774,499

		29,359,680

Hotels, Restaurants & Leisure — 6.9%
Churchill Downs, Inc.(a)	10,928	2,665,776
Chuy’s Holdings, Inc.*(a)	79,867	1,416,841
Dave & Buster’s Entertainment, Inc.(a)	47,692	2,125,156
Del Taco Restaurants, Inc.*	400,178	3,997,777
Eldorado Resorts, Inc.*(a)	51,570	1,867,350
Jack in the Box, Inc.	32,179	2,498,056
Noodles & Co.*(a)	182,850	1,278,122
Planet Fitness, Inc. (Class A Stock)*	277,198	14,863,357
PlayAGS, Inc.*	157,510	3,622,729
SeaWorld Entertainment, Inc.*	198,840	4,392,376
Shake Shack, Inc. (Class A Stock)*(a)	85,832	3,898,489
Wendy’s Co. (The)(a)	279,503	4,363,042

		46,989,071

Household Durables — 1.5%
Century Communities, Inc.*	149,721	2,584,184
Meritage Homes Corp.*	38,771	1,423,671
Roku, Inc.*(a)	112,708	3,453,373
Sonos, Inc.*(a)	258,921	2,542,604

		10,003,832

Internet & Direct Marketing Retail — 0.6%
Etsy, Inc.*	80,336	3,821,584

IT Services — 2.9%
EPAM Systems, Inc.*	53,812	6,242,730
Everi Holdings, Inc.*	185,330	954,450
GTT Communications, Inc.*(a)	24,956	590,459
Internap Corp.*(a)	85,638	355,398
Twilio, Inc. (Class A Stock)*(a)	47,988	4,285,328

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Wix.com Ltd. (Israel)*(a)	79,900	$7,218,166

		19,646,531

Leisure Products — 0.2%
YETI Holdings, Inc.*(a)	74,140	1,100,238

Life Sciences Tools & Services — 1.0%
Charles River Laboratories International, Inc.*	18,471	2,090,548
NeoGenomics, Inc.*	370,575	4,672,951

		6,763,499

Machinery — 3.1%
Altra Industrial Motion Corp.	150,004	3,772,601
Chart Industries, Inc.*	79,556	5,173,527
Kadant, Inc.	51,164	4,167,819
Kennametal, Inc.	118,011	3,927,406
Woodward, Inc.	50,926	3,783,293

		20,824,646

Metals & Mining — 0.4%
Allegheny Technologies, Inc.*(a)	101,180	2,202,689
Carpenter Technology Corp.	9,074	323,125

		2,525,814

Multiline Retail — 1.5%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	149,587	9,949,032

Oil, Gas & Consumable Fuels — 0.7%
Callon Petroleum Co.*(a)	270,705	1,756,876
Delek US Holdings, Inc.	11,593	376,888
Matador Resources Co.*(a)	171,240	2,659,357

		4,793,121

Paper & Forest Products — 0.5%
Boise Cascade Co.	147,862	3,526,509

Pharmaceuticals — 3.9%
Aerie Pharmaceuticals, Inc.*	33,290	1,201,769
Amphastar Pharmaceuticals, Inc.*	117,808	2,344,379
Assembly Biosciences, Inc.*	73,290	1,657,820
BioDelivery Sciences International, Inc.*	30,580	113,145
Catalent, Inc.*	75,720	2,360,950
Collegium Pharmaceutical, Inc.*(a)	128,369	2,204,096
Cymabay Therapeutics, Inc.*	220,944	1,738,829
Horizon Pharma PLC*	172,248	3,365,726
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	86,836	4,871,500
Supernus Pharmaceuticals, Inc.*(a)	55,806	1,853,875
WaVe Life Sciences Ltd.*(a)	57,314	2,409,481
Zogenix, Inc.*(a)	66,567	2,427,033

		26,548,603

Professional Services — 1.9%
ASGN, Inc.*	75,645	4,122,653
Insperity, Inc.	27,330	2,551,529
TriNet Group, Inc.*	99,180	4,160,601
Upwork, Inc.*(a)	34,300	621,173
WageWorks, Inc.*(a)	65,715	1,784,819

		13,240,775

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Road & Rail — 0.6%
US Xpress Enterprises, Inc. (Class A Stock)*	91,609	$513,926
Werner Enterprises, Inc.(a)	130,097	3,843,065

		4,356,991

Semiconductors & Semiconductor Equipment — 2.7%
MaxLinear, Inc.*(a)	177,366	3,121,642
Monolithic Power Systems, Inc.	32,776	3,810,210
Semtech Corp.*	109,116	5,005,151
Universal Display Corp.(a)	66,404	6,213,422

		18,150,425

Software — 12.4%
8x8, Inc.*	250,905	4,526,326
Alarm.com Holdings, Inc.*(a)	49,299	2,557,139
Alteryx, Inc. (Class A Stock)*(a)	128,876	7,664,256
Box, Inc. (Class A Stock)*	81,930	1,382,978
ForeScout Technologies, Inc.*	340,536	8,850,531
Instructure, Inc.*(a)	112,430	4,217,249
Mimecast Ltd.*	115,600	3,887,628
Model N, Inc.*	152,869	2,022,457
New Relic, Inc.*	18,160	1,470,415
Paycom Software, Inc.*(a)	28,681	3,511,988
Pluralsight, Inc. (Class A Stock)*(a)	95,430	2,247,377
Proofpoint, Inc.*	100,882	8,454,920
Q2 Holdings, Inc.*	60,050	2,975,478
Rapid7, Inc.*	159,812	4,979,742
SailPoint Technologies Holding, Inc.*	292,886	6,879,892
SVMK, Inc.*(a)	128,599	1,577,910
Tenable Holdings, Inc.*(a)	93,560	2,076,096
Upland Software, Inc.*	161,985	4,402,752
Varonis Systems, Inc.*	177,260	9,377,054
Zscaler, Inc.*(a)	24,520	961,429

		84,023,617

Specialty Retail — 4.7%
American Eagle Outfitters, Inc.	463,985	8,968,830
Children’s Place, Inc. (The)(a)	83,028	7,479,993
Dick’s Sporting Goods, Inc.(a)	152,318	4,752,322
Five Below, Inc.*	76,768	7,854,902
Tilly’s, Inc. (Class A Stock)	145,644	1,581,694
Urban Outfitters, Inc.*	41,435	1,375,642

		32,013,383

Technology Hardware, Storage & Peripherals — 0.8%
Cray, Inc.*	103,880	2,242,769
Pure Storage, Inc. (Class A Stock)*	54,560	877,325
USA Technologies, Inc.*	668,693	2,601,216

		5,721,310

Textiles, Apparel & Luxury Goods — 1.4%
Steven Madden Ltd.	323,089	9,776,673

Thrifts & Mortgage Finance — 1.5%
Essent Group Ltd.*	103,313	3,531,238
LendingTree, Inc.*(a)	20,443	4,488,670
OceanFirst Financial Corp.	109,643	2,468,064

		10,487,972

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.3%
H&E Equipment Services, Inc.	90,305	$1,844,028

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.*	83,000	1,707,309

TOTAL COMMON STOCKS (cost $614,929,588)		660,327,983

UNAFFILIATED EXCHANGE TRADED FUND — 0.5%
iShares Russell 2000 Growth ETF (cost $3,241,653)	19,400	3,259,200

TOTAL LONG-TERM INVESTMENTS (cost $618,171,241)		663,587,183

SHORT-TERM INVESTMENTS — 26.2%
AFFILIATED MUTUAL FUNDS — 24.7%
PGIM Core Ultra Short Bond Fund(w)	4,240,309	4,240,309
PGIM Institutional Money Market Fund (cost $163,537,908; includes $163,162,852 of cash collateral for securities on loan)(b)(w)	163,527,450	163,511,098

TOTAL AFFILIATED MUTUAL FUNDS (cost $167,778,217)		167,751,407

UNAFFILIATED FUND — 1.5%
BlackRock Liquidity Funds FedFund Portfolio (cost $10,247,583)	10,247,583	10,247,583

TOTAL SHORT-TERM INVESTMENTS (cost $178,025,800)		177,998,990

TOTAL INVESTMENTS — 123.8% (cost $796,197,041)		841,586,173
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.8)%		(162,035,045)

NET ASSETS — 100.0%		$679,551,128

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $161,622,563; cash collateral of $163,162,852 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$14,283,851	$—	$—
Air Freight & Logistics	3,372,230	—	—
Banks	36,539,106	—	—
Biotechnology	58,092,940	—	—
Building Products	7,433,059	—	—
Capital Markets	3,433,531	—	—
Chemicals	12,045,963	—	—
Commercial Services & Supplies	4,191,299	—	—
Communications Equipment	10,461,296	—	—
Construction & Engineering	12,290,229	—	—
Consumer Finance	3,825,310	—	—
Diversified Consumer Services	31,133,989	—	—
Diversified Telecommunication Services	8,821,858	—	—
Electrical Equipment	8,721,953	—	—
Energy Equipment & Services	939,656	—	—
Entertainment	3,451,434	—	—
Equity Real Estate Investment Trusts (REITs)	12,931,021	—	—
Food & Staples Retailing	5,446,369	—	—
Food Products	9,203,555	—	—
Health Care Equipment & Supplies	42,167,112	—	—
Health Care Providers & Services	4,367,579	—	—
Health Care Technology	29,359,680	—	—
Hotels, Restaurants & Leisure	46,989,071	—	—
Household Durables	10,003,832	—	—
Internet & Direct Marketing Retail	3,821,584	—	—
IT Services	19,646,531	—	—
Leisure Products	1,100,238	—	—
Life Sciences Tools & Services	6,763,499	—	—
Machinery	20,824,646	—	—
Metals & Mining	2,525,814	—	—
Multiline Retail	9,949,032	—	—
Oil, Gas & Consumable Fuels	4,793,121	—	—
Paper & Forest Products	3,526,509	—	—
Pharmaceuticals	26,548,603	—	—
Professional Services	13,240,775	—	—
Road & Rail	4,356,991	—	—
Semiconductors & Semiconductor Equipment	18,150,425	—	—
Software	84,023,617	—	—
Specialty Retail	32,013,383	—	—
Technology Hardware, Storage & Peripherals	5,721,310	—	—
Textiles, Apparel & Luxury Goods	9,776,673	—	—
Thrifts & Mortgage Finance	10,487,972	—	—
Trading Companies & Distributors	1,844,028	—	—
Wireless Telecommunication Services	1,707,309	—	—
Unaffiliated Exchange Traded Fund	3,259,200	—	—
Affiliated Mutual Funds	167,751,407	—	—
Unaffiliated Fund	10,247,583	—	—

Total	$841,586,173	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (24.0% represents investments purchased with collateral from securities on loan)	24.7%
Software	12.4
Biotechnology	8.5
Hotels, Restaurants & Leisure	6.9
Health Care Equipment & Supplies	6.2
Banks	5.4
Specialty Retail	4.7
Diversified Consumer Services	4.6
Health Care Technology	4.3
Pharmaceuticals	3.9
Machinery	3.1
IT Services	2.9
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.1
Professional Services	1.9
Equity Real Estate Investment Trusts (REITs)	1.9
Construction & Engineering	1.8
Chemicals	1.8
Thrifts & Mortgage Finance	1.5
Communications Equipment	1.5
Unaffiliated Fund	1.5
Household Durables	1.5

Multiline Retail	1.5%
Textiles, Apparel & Luxury Goods	1.4
Food Products	1.4
Diversified Telecommunication Services	1.3
Electrical Equipment	1.3
Building Products	1.1
Life Sciences Tools & Services	1.0
Technology Hardware, Storage & Peripherals	0.8
Food & Staples Retailing	0.8
Oil, Gas & Consumable Fuels	0.7
Health Care Providers & Services	0.6
Road & Rail	0.6
Commercial Services & Supplies	0.6
Consumer Finance	0.6
Internet & Direct Marketing Retail	0.6
Paper & Forest Products	0.5
Entertainment	0.5
Capital Markets	0.5
Air Freight & Logistics	0.5
Unaffiliated Exchange Traded Fund	0.5
Metals & Mining	0.4
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.2
Leisure Products	0.2
Energy Equipment & Services	0.1

123.8
Liabilities in excess of other assets	(23.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$161,622,563	$(161,622,563)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $161,622,563:
Unaffiliated investments (cost $628,418,824)	$673,834,766
Affiliated investments (cost $167,778,217)	167,751,407
Cash	2,176
Receivable for investments sold	3,249,381
Receivable for Portfolio shares sold	2,576,273
Dividends receivable	258,414
Prepaid expenses	8,301

Total Assets	847,680,718

LIABILITIES:
Payable to broker for collateral for securities on loan	163,162,852
Payable for investments purchased	3,368,037
Payable for Portfolio shares repurchased	865,077
Accrued expenses and other liabilities	409,662
Management fees payable	295,524
Distribution fee payable	28,069
Affiliated transfer agent fee payable	369

Total Liabilities	168,129,590

NET ASSETS	$679,551,128

Net assets were comprised of:
Partners Equity	$679,551,128

Net asset value and redemption price per share, $679,551,128 / 16,665,863 outstanding shares of beneficial interest	$40.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$3,966,970
Income from securities lending, net (including affiliated income of $942,632)	1,295,990
Affiliated dividend income	212,870

5,475,830

EXPENSES
Management fees	6,504,232
Distribution fee	2,259,513
Custodian and accounting fees	121,893
Audit fee	25,267
Trustees’ fees	19,720
Legal fees and expenses	13,231
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,576
Miscellaneous	31,182

Total expenses	8,987,601
Less: Fee waivers and/or expense reimbursement	(36,152)

Net expenses	8,951,449

NET INVESTMENT INCOME (LOSS)	(3,475,619)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(24,108))	101,465,391
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,087)	(166,168,598)

NET GAIN (LOSS) ON INVESTMENTS	(64,703,207)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(68,178,826)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,475,619)	$(3,940,793)
Net realized gain (loss) on investment transactions	101,465,391	79,270,477
Net change in unrealized appreciation (depreciation) on investments	(166,168,598)	98,334,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68,178,826)	173,664,658

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,928,394 and 2,134,551 shares, respectively]	138,905,374	85,978,961
Portfolio share repurchased [6,127,040 and 3,316,100 shares, respectively]	(275,370,432)	(131,429,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(136,465,058)	(45,450,961)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,643,884)	128,213,697
NET ASSETS:
Beginning of year	884,195,012	755,981,315

End of year	$679,551,128	$884,195,012

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.4%	Shares	Value
Aerospace & Defense — 1.7%
Aerojet Rocketdyne Holdings, Inc.*(a)	85,056	$2,996,523
Axon Enterprise, Inc.*	124,459	5,445,081
Mercury Systems, Inc.*	43,702	2,066,668

		10,508,272

Airlines — 0.7%
Azul SA (Brazil), ADR*(a)	145,900	4,039,971

Auto Components — 0.9%
Cooper Tire & Rubber Co.(a)	54,826	1,772,525
Tenneco, Inc. (Class A Stock)	79,534	2,178,436
Visteon Corp.*	28,040	1,690,251

		5,641,212

Banks — 2.5%
First Busey Corp.	71,629	1,757,776
First Hawaiian, Inc.	88,670	1,995,962
Great Western Bancorp, Inc.	57,008	1,781,500
IBERIABANK Corp.	39,029	2,508,784
Seacoast Banking Corp. of Florida*	75,888	1,974,606
Sterling Bancorp	147,722	2,438,890
Triumph Bancorp, Inc.*	46,399	1,378,050
Webster Financial Corp.	26,100	1,286,469

		15,122,037

Biotechnology — 9.8%
Abeona Therapeutics, Inc.*(a)	76,186	543,968
Agios Pharmaceuticals, Inc.*(a)	22,051	1,016,772
Aimmune Therapeutics, Inc.*(a)	77,240	1,847,581
Amicus Therapeutics, Inc.*(a)	453,938	4,348,726
Apellis Pharmaceuticals, Inc.*	106,550	1,405,395
Aptinyx, Inc.*(a)	72,002	1,190,913
Arena Pharmaceuticals, Inc.*	60,897	2,371,938
Audentes Therapeutics, Inc.*	119,440	2,546,461
Avrobio, Inc.*(a)	16,913	281,601
Biohaven Pharmaceutical Holding Co. Ltd.*	38,455	1,422,066
Bluebird Bio, Inc.*(a)	22,900	2,271,679
Blueprint Medicines Corp.*	85,564	4,612,756
Celyad SA (Belgium), ADR*(a)	47,185	856,880
CytomX Therapeutics, Inc.*	75,560	1,140,955
Equillium, Inc.*(a)	100,080	816,653
Exact Sciences Corp.*	34,740	2,192,094
Fate Therapeutics, Inc.*(a)	86,320	1,107,486
Five Prime Therapeutics, Inc.*(a)	85,109	791,514
Flexion Therapeutics, Inc.*(a)	55,870	632,448
G1 Therapeutics, Inc.*	41,845	801,332
GlycoMimetics, Inc.*(a)	67,798	642,047
Heron Therapeutics, Inc.*(a)	91,195	2,365,598
Immunomedics, Inc.*(a)	150,790	2,151,773
Iovance Biotherapeutics, Inc.*	239,261	2,117,460
Karyopharm Therapeutics, Inc.*	47,200	442,264
Kura Oncology, Inc.*(a)	132,260	1,856,930
Ligand Pharmaceuticals, Inc.*(a)	19,791	2,685,639
Loxo Oncology, Inc.*	45,289	6,343,630
Madrigal Pharmaceuticals, Inc.*(a)	5,956	671,360
Minerva Neurosciences, Inc.*	45,139	304,237
Portola Pharmaceuticals, Inc.*(a)	56,560	1,104,051
REGENXBIO, Inc.*	33,763	1,416,358

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Rigel Pharmaceuticals, Inc.*(a)	348,229	$800,927
Sage Therapeutics, Inc.*	17,919	1,716,461
Spark Therapeutics, Inc.*(a)	35,436	1,386,965
Ultragenyx Pharmaceutical, Inc.*(a)	49,768	2,163,913

		60,368,831

Building Products — 1.3%
American Woodmark Corp.*	22,064	1,228,524
Armstrong World Industries, Inc.	29,604	1,723,249
JELD-WEN Holding, Inc.*(a)	79,723	1,132,864
Simpson Manufacturing Co., Inc.	70,260	3,803,174

		7,887,811

Capital Markets — 0.8%
Blucora, Inc.*	85,702	2,283,101
Evercore, Inc. (Class A Stock)	37,150	2,658,453

		4,941,554

Chemicals — 1.8%
Ashland Global Holdings, Inc.	55,380	3,929,765
Ferro Corp.*	186,250	2,920,400
OMNOVA Solutions, Inc.*	185,982	1,363,248
PolyOne Corp.	100,062	2,861,773

		11,075,186

Commercial Services & Supplies — 1.8%
Advanced Disposal Services, Inc.*	238,598	5,712,036
Clean Harbors, Inc.*	51,538	2,543,400
MSA Safety, Inc.	30,506	2,875,801

		11,131,237

Communications Equipment — 0.2%
Lumentum Holdings, Inc.*	25,367	1,065,668

Construction Materials — 0.2%
Summit Materials, Inc. (Class A Stock)*(a)	117,463	1,456,541

Consumer Finance — 1.8%
FirstCash, Inc.	46,480	3,362,828
Green Dot Corp. (Class A Stock)*	51,390	4,086,533
OneMain Holdings, Inc.*	53,017	1,287,783
SLM Corp.*	282,484	2,347,442

		11,084,586

Containers & Packaging — 0.3%
Graphic Packaging Holding Co.(a)	195,176	2,076,673

Distributors — 0.3%
Core-Mark Holding Co., Inc.	77,213	1,795,202

Diversified Consumer Services — 1.0%
Arco Platform Ltd. (Brazil) (Class A Stock)*	74,680	1,651,922
Grand Canyon Education, Inc.*	16,697	1,605,250
Strategic Education, Inc.	15,090	1,711,508
Weight Watchers International, Inc.*(a)	37,170	1,432,904

		6,401,584

Diversified Telecommunication Services — 0.5%
ORBCOMM, Inc.*	138,842	1,146,835
Vonage Holdings Corp.*	221,399	1,932,813

		3,079,648

Electrical Equipment — 0.8%
AZZ, Inc.	47,693	1,924,889

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
Generac Holdings, Inc.*	56,905	$2,828,179

		4,753,068

Electronic Equipment, Instruments & Components — 1.8%
CTS Corp.	80,954	2,095,899
ePlus, Inc.*	36,896	2,625,888
II-VI, Inc.*	40,810	1,324,693
Littelfuse, Inc.	17,587	3,015,819
Rogers Corp.*(a)	21,289	2,108,888

		11,171,187

Energy Equipment & Services — 0.9%
Newpark Resources, Inc.*	560,240	3,848,849
ProPetro Holding Corp.*	116,033	1,429,527

		5,278,376

Equity Real Estate Investment Trusts (REITs) — 1.6%
Columbia Property Trust, Inc.	99,217	1,919,849
CoreSite Realty Corp.	19,699	1,718,344
Corporate Office Properties Trust	75,614	1,590,162
Pebblebrook Hotel Trust(a)	79,771	2,258,317
PS Business Parks, Inc.	20,024	2,623,144

		10,109,816

Food & Staples Retailing — 1.8%
Casey’s General Stores, Inc.(a)	16,073	2,059,594
Performance Food Group Co.*	109,398	3,530,273
PriceSmart, Inc.(a)	38,096	2,251,474
Sprouts Farmers Market, Inc.*	137,600	3,234,976

		11,076,317

Food Products — 1.9%
Freshpet, Inc.*	83,330	2,679,893
Hostess Brands, Inc.*(a)	197,624	2,162,007
Nomad Foods Ltd. (United Kingdom)*	279,210	4,668,391
Post Holdings, Inc.*(a)	27,277	2,431,199

		11,941,490

Health Care Equipment & Supplies — 7.4%
AtriCure, Inc.*(a)	79,702	2,438,881
Cardiovascular Systems, Inc.*	80,906	2,305,012
Glaukos Corp.*(a)	34,830	1,956,401
Globus Medical, Inc. (Class A Stock)*(a)	172,259	7,455,369
Haemonetics Corp.*	27,876	2,788,994
ICU Medical, Inc.*	12,444	2,857,516
Insulet Corp.*(a)	81,649	6,476,399
Integra LifeSciences Holdings Corp.*	51,759	2,334,331
iRhythm Technologies, Inc.*	17,870	1,241,608
LivaNova PLC*	18,104	1,655,973
Masimo Corp.*	46,230	4,963,715
Merit Medical Systems, Inc.*	72,549	4,048,960
OraSure Technologies, Inc.*	123,601	1,443,660
Orthofix Medical, Inc.*	25,749	1,351,565
Penumbra, Inc.*(a)	16,220	1,982,084

		45,300,468

Health Care Providers & Services — 1.9%
Hanger, Inc.*	92,500	1,752,875
HealthEquity, Inc.*	39,380	2,349,017
LHC Group, Inc.*	26,144	2,454,399

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Providence Service Corp. (The)*	29,577	$1,775,212
R1 RCM, Inc.*	229,619	1,825,471
US Physical Therapy, Inc.	18,035	1,845,882

		12,002,856

Health Care Technology — 2.3%
HMS Holdings Corp.*	113,260	3,186,004
Medidata Solutions, Inc.*(a)	29,859	2,013,094
Omnicell, Inc.*(a)	71,697	4,390,724
Teladoc Health, Inc.*(a)	91,512	4,536,249

		14,126,071

Hotels, Restaurants & Leisure — 4.7%
Dave & Buster’s Entertainment, Inc.(a)	76,080	3,390,125
Dine Brands Global, Inc.(a)	61,350	4,131,309
Dunkin’ Brands Group, Inc.(a)	48,679	3,121,297
Eldorado Resorts, Inc.*(a)	101,350	3,669,884
Marriott Vacations Worldwide Corp.	38,160	2,690,662
Planet Fitness, Inc. (Class A Stock)*	90,200	4,836,524
Red Rock Resorts, Inc. (Class A Stock)(a)	95,010	1,929,653
Wingstop, Inc.(a)	77,254	4,958,934

		28,728,388

Household Durables — 0.5%
Skyline Champion Corp.	34,900	512,681
TopBuild Corp.*	62,593	2,816,685

		3,329,366

Insurance — 1.8%
eHealth, Inc.*	77,760	2,987,539
James River Group Holdings Ltd.	87,874	3,210,916
Kemper Corp.	52,290	3,471,010
Primerica, Inc.	15,620	1,526,230

		11,195,695

Interactive Media & Services — 0.3%
TrueCar, Inc.*	185,517	1,680,784

Internet & Direct Marketing Retail — 0.5%
Etsy, Inc.*	58,948	2,804,156

IT Services — 5.6%
CACI International, Inc. (Class A Stock)*	17,247	2,484,085
Carbonite, Inc.*	77,181	1,949,592
EPAM Systems, Inc.*	16,455	1,908,945
Euronet Worldwide, Inc.*	67,571	6,917,918
Evo Payments, Inc. (Class A Stock)*(a)	69,450	1,713,332
InterXion Holding NV (Netherlands)*(a)	83,195	4,505,841
LiveRamp Holdings, Inc.*(a)	43,921	1,696,668
MongoDB, Inc.*(a)	19,632	1,643,984
Science Applications International Corp.	23,238	1,480,261
WEX, Inc.*	9,120	1,277,347
Wix.com Ltd. (Israel)*	58,720	5,304,765
WNS Holdings Ltd. (India), ADR*	80,417	3,318,005

		34,200,743

Life Sciences Tools & Services — 0.7%
NanoString Technologies, Inc.*	124,508	1,846,454
Syneos Health, Inc.*(a)	60,156	2,367,139

		4,213,593

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery — 4.6%
Altra Industrial Motion Corp.	188,539	$4,741,756
Astec Industries, Inc.	35,544	1,073,073
Harsco Corp.*	189,770	3,768,832
ITT, Inc.	69,697	3,364,274
John Bean Technologies Corp.(a)	48,624	3,491,689
Kennametal, Inc.	137,230	4,567,014
Milacron Holdings Corp.*	137,984	1,640,630
Proto Labs, Inc.*	23,480	2,648,309
Rexnord Corp.*	108,729	2,495,331
Welbilt, Inc.*	77,681	863,036

		28,653,944

Metals & Mining — 0.6%
Allegheny Technologies, Inc.*(a)	174,200	3,792,333

Multiline Retail — 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	41,352	2,750,322

Oil, Gas & Consumable Fuels — 0.9%
Matador Resources Co.*(a)	52,640	817,499
Newfield Exploration Co.*	65,575	961,330
PDC Energy, Inc.*	45,415	1,351,550
SRC Energy, Inc.*	111,900	525,930
WildHorse Resource Development Corp.*(a)	130,583	1,842,526

		5,498,835

Paper & Forest Products — 0.4%
Boise Cascade Co.	47,196	1,125,625
Louisiana-Pacific Corp.	74,708	1,660,012

		2,785,637

Personal Products — 0.4%
Edgewell Personal Care Co.*(a)	69,829	2,608,113

Pharmaceuticals — 2.7%
Aerie Pharmaceuticals, Inc.*	46,525	1,679,553
Amneal Pharmaceuticals, Inc.*(a)	148,578	2,010,260
Assembly Biosciences, Inc.*	72,237	1,634,001
Catalent, Inc.*	64,905	2,023,738
Dermira, Inc.*	81,232	584,058
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	18,010	1,753,994
Intersect ENT, Inc.*	114,120	3,215,902
MyoKardia, Inc.*(a)	49,241	2,405,915
Revance Therapeutics, Inc.*	65,468	1,317,871

		16,625,292

Professional Services — 1.3%
ASGN, Inc.*	55,951	3,049,330
Exponent, Inc.	67,835	3,439,913
Huron Consulting Group, Inc.*	29,544	1,515,903

		8,005,146

Road & Rail — 1.2%
Genesee & Wyoming, Inc. (Class A Stock)*	38,746	2,867,979
Knight-Swift Transportation Holdings, Inc.(a)	32,105	804,872
Marten Transport Ltd.	108,463	1,756,016
Saia, Inc.*(a)	30,340	1,693,579

		7,122,446

Semiconductors & Semiconductor Equipment — 3.5%
Cirrus Logic, Inc.*	43,869	1,455,573

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cohu, Inc.	138,988	$2,233,537
Cypress Semiconductor Corp.	88,390	1,124,321
Diodes, Inc.*	52,597	1,696,779
Entegris, Inc.(a)	120,246	3,354,262
FormFactor, Inc.*	167,798	2,364,274
MKS Instruments, Inc.	33,380	2,156,682
Monolithic Power Systems, Inc.	17,545	2,039,606
Silicon Laboratories, Inc.*	26,220	2,066,398
Versum Materials, Inc.	100,200	2,777,544

		21,268,976

Software — 12.2%
2U, Inc.*(a)	37,158	1,847,496
8x8, Inc.*	107,105	1,932,174
Alteryx, Inc. (Class A Stock)*(a)	27,574	1,639,826
Blackbaud, Inc.	30,406	1,912,537
Cloudera, Inc.*(a)	162,119	1,793,036
Cornerstone OnDemand, Inc.*	109,170	5,505,443
Coupa Software, Inc.*	56,380	3,544,047
Envestnet, Inc.*	62,490	3,073,883
Everbridge, Inc.*(a)	49,200	2,792,592
Fair Isaac Corp.*(a)	16,534	3,091,858
Five9, Inc.*(a)	80,204	3,506,519
ForeScout Technologies, Inc.*	87,394	2,271,370
HubSpot, Inc.*(a)	22,369	2,812,454
Instructure, Inc.*(a)	38,808	1,455,688
MINDBODY, Inc. (Class A Stock)*(a)	217,459	7,915,508
New Relic, Inc.*	34,515	2,794,680
Paylocity Holding Corp.*	43,504	2,619,376
Pegasystems, Inc.	50,915	2,435,264
Pivotal Software, Inc. (Class A Stock)*(a)	101,988	1,667,504
Q2 Holdings, Inc.*	98,855	4,898,265
RingCentral, Inc. (Class A Stock)*	89,666	7,392,065
SendGrid, Inc.*	143,770	6,206,551
Trade Desk, Inc. (The) (Class A Stock)*(a)	20,134	2,336,752

		75,444,888

Specialty Retail — 2.7%
At Home Group, Inc.*(a)	96,870	1,807,594
Caleres, Inc.	93,096	2,590,862
Five Below, Inc.*	29,475	3,015,882
Floor & Decor Holdings, Inc. (Class A Stock)*(a) 51,076 1,322,868
Michaels Cos., Inc. (The)*(a)	114,958	1,556,531
Monro, Inc.(a)	51,930	3,570,188
National Vision Holdings, Inc.*	88,830	2,502,341

		16,366,266

Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage, Inc. (Class A Stock)*	130,750	2,102,460

Textiles, Apparel & Luxury Goods — 3.1%
Carter’s, Inc.	41,454	3,383,475
Oxford Industries, Inc.	46,682	3,316,289
Steven Madden Ltd.	253,180	7,661,226
Wolverine World Wide, Inc.	149,035	4,752,726

		19,113,716

Thrifts & Mortgage Finance — 0.8%
LendingTree, Inc.*(a)	9,130	2,004,674

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.*	281,797	$2,947,597

		4,952,271

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies, Inc.	48,283	2,604,385
SiteOne Landscape Supply, Inc.*(a)	85,625	4,732,493

		7,336,878

TOTAL COMMON STOCKS (cost $610,852,138)		594,015,910

UNAFFILIATED EXCHANGE TRADED FUND — 0.8%
iShares Russell 2000 Growth ETF (cost $4,756,304)	28,397	4,770,696

TOTAL LONG-TERM INVESTMENTS (cost $615,608,442)		598,786,606

SHORT-TERM INVESTMENTS — 25.9%
AFFILIATED MUTUAL FUNDS — 24.3%
PGIM Core Ultra Short Bond Fund(w)	4,983,334	4,983,334
PGIM Institutional Money Market Fund (cost $145,041,956; includes $144,687,848 of cash collateral for securities on loan)(b)(w)	145,035,140	145,020,636

TOTAL AFFILIATED MUTUAL FUNDS (cost $150,025,290)		150,003,970

	Shares	Value
UNAFFILIATED FUND — 1.6%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (cost $9,703,086)	9,703,086	$9,703,086

TOTAL SHORT-TERM INVESTMENTS (cost $159,728,376)		159,707,056

TOTAL INVESTMENTS — 123.1% (cost $775,336,818)		758,493,662
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.1)%		(142,560,161)

NET ASSETS — 100.0%		$615,933,501

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $143,020,506; cash collateral of $144,687,848 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,508,272	$—	$—
Airlines	4,039,971	—	—
Auto Components	5,641,212	—	—
Banks	15,122,037	—	—
Biotechnology	60,368,831	—	—
Building Products	7,887,811	—	—
Capital Markets	4,941,554	—	—
Chemicals	11,075,186	—	—
Commercial Services & Supplies	11,131,237	—	—
Communications Equipment	1,065,668	—	—
Construction Materials	1,456,541	—	—
Consumer Finance	11,084,586	—	—
Containers & Packaging	2,076,673	—	—
Distributors	1,795,202	—	—
Diversified Consumer Services	6,401,584	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$3,079,648	$—	$—
Electrical Equipment	4,753,068	—	—
Electronic Equipment, Instruments & Components	11,171,187	—	—
Energy Equipment & Services	5,278,376	—	—
Equity Real Estate Investment Trusts (REITs)	10,109,816	—	—
Food & Staples Retailing	11,076,317	—	—
Food Products	11,941,490	—	—
Health Care Equipment & Supplies	45,300,468	—	—
Health Care Providers & Services	12,002,856	—	—
Health Care Technology	14,126,071	—	—
Hotels, Restaurants & Leisure	28,728,388	—	—
Household Durables	3,329,366	—	—
Insurance	11,195,695	—	—
Interactive Media & Services	1,680,784	—	—
Internet & Direct Marketing Retail	2,804,156	—	—
IT Services	34,200,743	—	—
Life Sciences Tools & Services	4,213,593	—	—
Machinery	28,653,944	—	—
Metals & Mining	3,792,333	—	—
Multiline Retail	2,750,322	—	—
Oil, Gas & Consumable Fuels	5,498,835	—	—
Paper & Forest Products	2,785,637	—	—
Personal Products	2,608,113	—	—
Pharmaceuticals	16,625,292	—	—
Professional Services	8,005,146	—	—
Road & Rail	7,122,446	—	—
Semiconductors & Semiconductor Equipment	21,268,976	—	—
Software	75,444,888	—	—
Specialty Retail	16,366,266	—	—
Technology Hardware, Storage & Peripherals	2,102,460	—	—
Textiles, Apparel & Luxury Goods	19,113,716	—	—
Thrifts & Mortgage Finance	4,952,271	—	—
Trading Companies & Distributors	7,336,878	—	—
Unaffiliated Exchange Traded Fund	4,770,696	—	—
Affiliated Mutual Funds	150,003,970	—	—
Unaffiliated Fund	9,703,086	—	—

Total	$758,493,662	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (23.5% represents investments purchased with collateral from securities on loan)	24.3%
Software	12.2
Biotechnology	9.8
Health Care Equipment & Supplies	7.4
IT Services	5.6
Hotels, Restaurants & Leisure	4.7
Machinery	4.6
Semiconductors & Semiconductor Equipment	3.5
Textiles, Apparel & Luxury Goods	3.1
Pharmaceuticals	2.7
Specialty Retail	2.7
Banks	2.5
Health Care Technology	2.3
Food Products	1.9
Health Care Providers & Services	1.9
Chemicals	1.8
Commercial Services & Supplies	1.8
Consumer Finance	1.8
Electronic Equipment, Instruments & Components	1.8
Food & Staples Retailing	1.8
Insurance	1.8
Aerospace & Defense	1.7
Equity Real Estate Investment Trusts (REITs)	1.6
Unaffiliated Fund	1.6
Building Products	1.3
Professional Services	1.3

Road & Rail	1.2%
Trading Companies & Distributors	1.2
Diversified Consumer Services	1.0
Auto Components	0.9
Energy Equipment & Services	0.9
Oil, Gas & Consumable Fuels	0.9
Capital Markets	0.8
Electrical Equipment	0.8
Thrifts & Mortgage Finance	0.8
Unaffiliated Exchange Traded Fund	0.8
Airlines	0.7
Life Sciences Tools & Services	0.7
Metals & Mining	0.6
Diversified Telecommunication Services	0.5
Household Durables	0.5
Internet & Direct Marketing Retail	0.5
Multiline Retail	0.4
Paper & Forest Products	0.4
Personal Products	0.4
Containers & Packaging	0.3
Distributors	0.3
Interactive Media & Services	0.3
Technology Hardware, Storage & Peripherals	0.3
Communications Equipment	0.2
Construction Materials	0.2

123.1
Liabilities in excess of other assets	(23.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$143,020,506	$(143,020,506)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $143,020,506:
Unaffiliated investments (cost $625,311,528)	$608,489,692
Affiliated investments (cost $150,025,290)	150,003,970
Cash	62,633
Receivable for Portfolio shares sold	7,091,760
Receivable for investments sold	1,118,046
Dividends receivable	346,750
Tax reclaim receivable	45,116
Prepaid expenses	9,452

Total Assets	767,167,419

LIABILITIES:
Payable to broker for collateral for securities on loan	144,687,848
Payable for investments purchased	4,885,414
Payable for Portfolio shares repurchased	880,391
Accrued expenses and other liabilities	411,300
Management fees payable	304,733
Payable to affiliate	38,482
Distribution fee payable	25,381
Affiliated transfer agent fee payable	369

Total Liabilities	151,233,918

NET ASSETS	$615,933,501

Net assets were comprised of:
Partners Equity	$615,933,501

Net asset value and redemption price per share, $615,933,501 / 34,831,111 outstanding shares of beneficial interest	$17.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$4,391,387
Income from securities lending, net (including affiliated income of $617,450)	725,729
Affiliated dividend income	143,641

5,260,757

EXPENSES
Management fees	6,601,683
Distribution fee	2,141,755
Custodian and accounting fees	141,551
Audit fee	23,300
Trustees’ fees	18,940
Legal fees and expenses	13,049
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,393
Miscellaneous	31,477

Total expenses	8,984,135

NET INVESTMENT INCOME (LOSS)	(3,723,378)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(10,036))	134,815,609

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,315))	(208,321,072)
Foreign currencies	(807)

(208,321,879)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(73,506,270)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(77,229,648)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,723,378)	$(3,657,162)
Net realized gain (loss) on investment transactions	134,815,609	86,994,444
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(208,321,879)	107,279,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,229,648)	190,616,478

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,617,990 and 3,705,478 shares, respectively]	116,284,297	67,453,216
Portfolio share repurchased [13,785,662 and 7,206,999 shares, respectively]	(275,713,514)	(127,781,670)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(159,429,217)	(60,328,454)

CAPITAL CONTRIBUTIONS	146,529	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(236,512,336)	130,288,024
NET ASSETS:
Beginning of year	852,445,837	722,157,813

End of year	$615,933,501	$852,445,837

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS — 94.8%	Shares	Value
Aerospace & Defense — 1.2%
Engility Holdings, Inc.*	26,600	$757,036
Hexcel Corp.	46,709	2,678,294
Moog, Inc. (Class A Stock)	27,450	2,126,826
Vectrus, Inc.*	80,100	1,728,558

		7,290,714

Airlines — 0.5%
SkyWest, Inc.	62,900	2,797,163

Auto Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	68,600	761,460
Cooper-Standard Holdings, Inc.*	34,300	2,130,716
Dana, Inc.	134,600	1,834,598
Horizon Global Corp.*(a)	173,746	248,457
Modine Manufacturing Co.*	12,100	130,801
Stoneridge, Inc.*	15,600	384,540
Tenneco, Inc. (Class A Stock)	57,900	1,585,881
Tower International, Inc.	14,300	340,340

		7,416,793

Banks — 16.4%
1st Source Corp.	3,350	135,139
Allegiance Bancshares, Inc.*	9,800	317,226
Banc of California, Inc.(a)	103,716	1,380,460
Bancorp, Inc. (The)*	188,300	1,498,868
Bank of Commerce Holdings	7,400	81,104
Bank of Marin Bancorp	2,500	103,100
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)(a)	208,723	6,543,466
BankUnited, Inc.	119,790	3,586,513
Banner Corp.	12,400	663,152
Berkshire Hills Bancorp, Inc.	6,700	180,699
Boston Private Financial Holdings, Inc.	149,900	1,584,443
Cathay General Bancorp	16,500	553,245
CenterState Bank Corp.	17,837	375,290
Central Valley Community Bancorp	7,800	147,186
Chemical Financial Corp.	62,231	2,278,277
Chemung Financial Corp.	1,800	74,358
Community Trust Bancorp, Inc.	12,846	508,830
Customers Bancorp, Inc.*	23,140	421,148
Eagle Bancorp, Inc.*	47,637	2,320,398
East West Bancorp, Inc.	11,983	521,620
Enterprise Financial Services Corp.	56,800	2,137,384
Farmers National Banc Corp.	27,800	354,172
Fidelity Southern Corp.	76,475	1,989,880
Financial Institutions, Inc.	43,700	1,123,090
First Bancorp	12,000	391,920
First BanCorp. (Puerto Rico)	472,800	4,066,080
First Bancshares, Inc. (The)	7,200	217,800
First Business Financial Services, Inc.	16,900	329,719
First Citizens BancShares, Inc. (Class A Stock)	1,800	678,690
First Commonwealth Financial Corp.	29,900	361,192
First Community Bankshares, Inc.	20,000	629,600
First Financial Bancorp	20,500	486,260
First Financial Corp.	4,200	168,630
First Hawaiian, Inc.	15,400	346,654

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
First Horizon National Corp.	206,749	$2,720,817
First Merchants Corp.	53,000	1,816,310
First Midwest Bancorp, Inc.(a)	27,600	546,756
Flushing Financial Corp.	12,900	277,737
FNB Corp.(a)	372,832	3,668,667
Franklin Financial Network, Inc.*	10,900	287,433
Fulton Financial Corp.	100,900	1,561,932
Great Southern Bancorp, Inc.	18,200	837,746
Green Bancorp, Inc.	71,900	1,232,366
Hancock Whitney Corp.	114,300	3,960,495
Hanmi Financial Corp.	130,475	2,570,358
Heartland Financial USA, Inc.	25,300	1,111,935
Heritage Commerce Corp.	16,600	188,244
Hilltop Holdings, Inc.	123,900	2,209,137
HomeTrust Bancshares, Inc.	9,400	246,092
IBERIABANK Corp.	132,544	8,519,928
Independent Bank Corp.	43,000	903,860
MB Financial, Inc.	88,305	3,499,527
Midland States Bancorp, Inc.	9,000	201,060
Northrim BanCorp, Inc.	7,600	249,812
OFG Bancorp (Puerto Rico)	72,100	1,186,766
Old Second Bancorp, Inc.	30,900	401,700
Pacific Mercantile Bancorp*	29,100	208,065
PacWest Bancorp	14,669	488,184
Peoples Bancorp, Inc.	24,200	728,420
Preferred Bank	35,500	1,538,925
Premier Financial Bancorp, Inc.	5,712	85,166
Republic Bancorp, Inc. (Class A Stock)	6,646	257,333
Shore Bancshares, Inc.	7,200	104,688
Sierra Bancorp	10,300	247,509
Simmons First National Corp. (Class A Stock)	11,300	272,669
South State Corp.	3,011	180,509
Sterling Bancorp(a)	276,406	4,563,463
Towne Bank	6,196	148,394
TriCo Bancshares	67,000	2,263,930
TriState Capital Holdings, Inc.*	7,400	144,004
Trustmark Corp.	9,600	272,928
Umpqua Holdings Corp.	96,200	1,529,580
United Community Banks, Inc.	139,000	2,982,940
Univest Corp. of Pennsylvania	120,090	2,590,341
West Bancorporation, Inc.	7,900	150,811
Wintrust Financial Corp.	49,600	3,297,904

		96,810,034

Biotechnology — 0.9%
Abeona Therapeutics, Inc.*(a)	36,800	262,752
Acceleron Pharma, Inc.*(a)	9,400	409,370
Acorda Therapeutics, Inc.*	13,700	213,446
AMAG Pharmaceuticals, Inc.*(a)	17,800	270,382
BioCryst Pharmaceuticals, Inc.*(a)	131,100	1,057,977
Corvus Pharmaceuticals, Inc.*	41,300	151,571
Immune Design Corp.*	145,300	188,890
Karyopharm Therapeutics, Inc.*(a)	41,400	387,918
Minerva Neurosciences, Inc.*	95,500	643,670
Momenta Pharmaceuticals, Inc.*	25,700	283,728
Scholar Rock Holding Corp.*(a)	33,500	769,495
Spero Therapeutics, Inc.*	58,500	359,775

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Vanda Pharmaceuticals, Inc.*	8,000	$209,040

		5,208,014

Building Products — 0.3%
Armstrong Flooring, Inc.*	7,000	82,880
Masonite International Corp.*	27,955	1,253,223
Universal Forest Products, Inc.	26,000	674,960

		2,011,063

Capital Markets — 1.4%
BGC Partners, Inc. (Class A Stock)	75,500	390,335
BrightSphere Investment Group PLC	40,500	432,540
Donnelley Financial Solutions, Inc.*	46,600	653,798
Federated Investors, Inc. (Class B Stock)	34,277	910,054
GAIN Capital Holdings, Inc.	60,100	370,216
Hercules Capital, Inc.	267,177	2,952,306
Houlihan Lokey, Inc.	9,600	353,280
Investment Technology Group, Inc.	56,300	1,702,512
Piper Jaffray Cos	5,600	368,704
Stifel Financial Corp.	5,100	211,242

		8,344,987

Chemicals — 3.5%
AdvanSix, Inc.*	14,500	352,930
FutureFuel Corp.	32,500	515,450
HB Fuller Co.	49,316	2,104,314
Ingevity Corp.*	15,218	1,273,594
Livent Corp.*(a)	122,183	1,686,125
Olin Corp.	122,828	2,470,071
Rayonier Advanced Materials, Inc.(a)	8,200	87,330
Sensient Technologies Corp.	39,722	2,218,474
Stepan Co.	5,800	429,200
Trinseo SA	63,600	2,911,608
Valvoline, Inc.(a)	183,211	3,545,133
WR Grace & Co.	47,042	3,053,496

		20,647,725

Commercial Services & Supplies — 3.0%
ABM Industries, Inc.(a)	47,500	1,525,225
ACCO Brands Corp.	323,900	2,196,042
Clean Harbors, Inc.*	46,147	2,277,354
Essendant, Inc.	58,700	738,446
Kimball International, Inc. (Class B Stock)	17,200	244,068
LSC Communications, Inc.	184,779	1,293,453
Matthews International Corp. (Class A Stock)	47,560	1,931,887
Quad/Graphics, Inc.(a)	140,700	1,733,424
Team, Inc.*(a)	212,535	3,113,638
Tetra Tech, Inc.	18,227	943,612
UniFirst Corp.	6,600	944,262
VSE Corp.	23,000	687,930

		17,629,341

Communications Equipment — 1.1%
ADTRAN, Inc.	21,000	225,540
Ciena Corp.*	38,200	1,295,362
Comtech Telecommunications Corp.	16,300	396,742
InterDigital, Inc.	14,000	930,020
Ribbon Communications, Inc.*	138,900	669,498

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Viavi Solutions, Inc.*	311,607	$3,131,650

		6,648,812

Construction & Engineering — 1.4%
EMCOR Group, Inc.	64,928	3,875,552
HC2 Holdings, Inc.*(a)	88,500	233,640
KBR, Inc.	217,000	3,294,060
Sterling Construction Co., Inc.*	7,300	79,497
Tutor Perini Corp.*(a)	47,100	752,187

		8,234,936

Consumer Finance — 0.2%
FirstCash, Inc.	8,640	625,104
Green Dot Corp. (Class A Stock)*	5,800	461,216

		1,086,320

Containers & Packaging — 1.1%
Owens-Illinois, Inc.*	175,502	3,025,654
Silgan Holdings, Inc.	69,724	1,646,881
Sonoco Products Co.	29,275	1,555,381

		6,227,916

Distributors — 0.1%
Core-Mark Holding Co., Inc.	33,300	774,225

Diversified Consumer Services — 0.2%
K12, Inc.*	54,600	1,353,534

Diversified Financial Services — 0.2%
Cannae Holdings, Inc.*	43,100	737,872
Marlin Business Services Corp.	12,700	283,591

		1,021,463

Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.	38,364	1,734,436
Frontier Communications Corp.*(a)	35,900	85,442

		1,819,878

Electric Utilities — 2.9%
El Paso Electric Co.	21,100	1,057,743
Hawaiian Electric Industries, Inc.	54,734	2,004,359
IDACORP, Inc.	57,121	5,315,680
MGE Energy, Inc.	9,700	581,612
PNM Resources, Inc.	2,900	119,161
Portland General Electric Co.	168,118	7,708,210
Spark Energy, Inc. (Class A Stock)(a)	66,900	497,067

		17,283,832

Electrical Equipment — 0.9%
Generac Holdings, Inc.*	56,519	2,808,994
Regal Beloit Corp.	37,803	2,648,100

		5,457,094

Electronic Equipment, Instruments & Components — 3.6%
Anixter International, Inc.*	8,400	456,204
Belden, Inc.(a)	43,264	1,807,137
Benchmark Electronics, Inc.	30,900	654,462
Fabrinet (Thailand)*	85,300	4,376,743
Insight Enterprises, Inc.*	43,100	1,756,325
KEMET Corp.	97,500	1,710,150
Kimball Electronics, Inc.*	48,475	750,878
Methode Electronics, Inc.	23,300	542,657

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.*	144,068	$3,466,276
Tech Data Corp.*	59,894	4,899,928
Vishay Intertechnology, Inc.(a)	26,000	468,260
Vishay Precision Group, Inc.*	6,000	181,380

		21,070,400

Energy Equipment & Services — 1.0%
Diamond Offshore Drilling, Inc.*(a)	39,400	371,936
Exterran Corp.*	45,900	812,430
FTS International, Inc.*	56,200	399,582
Matrix Service Co.*	84,900	1,523,106
McDermott International, Inc.*(a)	123,099	805,067
Nine Energy Service, Inc.*	62,550	1,409,877
Select Energy Services, Inc. (Class A Stock)*	107,503	679,419

		6,001,417

Equity Real Estate Investment Trusts (REITs) — 8.4%
American Assets Trust, Inc.	83,100	3,338,127
Americold Realty Trust(a)	56,543	1,444,108
Armada Hoffler Properties, Inc.	134,600	1,892,476
Ashford Hospitality Trust, Inc.	97,900	391,600
Braemar Hotels & Resorts, Inc.	100,500	897,465
Cedar Realty Trust, Inc.	33,800	106,132
City Office REIT, Inc.	11,000	112,750
Columbia Property Trust, Inc.	145,461	2,814,670
CoreCivic, Inc.	218,900	3,902,987
CorEnergy Infrastructure Trust, Inc.(a)	4,000	132,320
CorePoint Lodging, Inc.	129,300	1,583,925
CoreSite Realty Corp.	8,700	758,901
Corporate Office Properties Trust	108,413	2,279,925
Cousins Properties, Inc.(a)	506,408	4,000,623
DiamondRock Hospitality Co.	252,900	2,296,332
First Industrial Realty Trust, Inc.	70,900	2,046,174
GEO Group, Inc. (The)	153,750	3,028,875
Getty Realty Corp.	44,400	1,305,804
Global Medical REIT, Inc.	38,500	342,265
Highwoods Properties, Inc.	21,500	831,835
Hudson Pacific Properties, Inc.	14,300	415,558
InfraREIT, Inc.	49,900	1,048,898
Jernigan Capital, Inc.	43,700	866,134
Kite Realty Group Trust	47,200	665,048
Lexington Realty Trust	180,749	1,483,949
Preferred Apartment Communities, Inc. (Class A Stock)	76,300	1,072,778
RLJ Lodging Trust	37,822	620,281
STAG Industrial, Inc.	5,000	124,400
Sun Communities, Inc.	9,600	976,416
Sunstone Hotel Investors, Inc.	138,402	1,800,610
Tier REIT, Inc.	115,300	2,378,639
Urstadt Biddle Properties, Inc. (Class A Stock)	22,000	422,840
Xenia Hotels & Resorts, Inc.	229,100	3,940,520

		49,323,365

Food & Staples Retailing — 1.0%
BJ’s Wholesale Club Holdings, Inc.*(a)	71,200	1,577,792
Performance Food Group Co.*	86,127	2,779,318

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
SpartanNash Co.	101,100	$1,736,898

		6,094,008

Food Products — 2.9%
B&G Foods, Inc.(a)	59,034	1,706,673
Darling Ingredients, Inc.*	217,982	4,193,974
Dean Foods Co.(a)	71,100	270,891
Fresh Del Monte Produce, Inc.	25,800	729,366
Hain Celestial Group, Inc. (The)*(a)	88,952	1,410,779
Hostess Brands, Inc.*(a)	182,108	1,992,262
Sanderson Farms, Inc.(a)	18,908	1,877,375
TreeHouse Foods, Inc.*(a)	99,986	5,070,290

		17,251,610

Gas Utilities — 1.2%
New Jersey Resources Corp.(a)	71,500	3,265,405
Southwest Gas Holdings, Inc.	37,400	2,861,100
Spire, Inc.	15,800	1,170,464

		7,296,969

Health Care Equipment & Supplies — 0.3%
CONMED Corp.	6,400	410,880
Lantheus Holdings, Inc.*	10,300	161,195
SI-BONE, Inc.*	44,000	919,160

		1,491,235

Health Care Providers & Services — 2.1%
American Renal Associates Holdings, Inc.*	32,000	368,640
Civitas Solutions, Inc.*	13,900	243,389
Cross Country Healthcare, Inc.*	39,300	288,069
Diplomat Pharmacy, Inc.*(a)	10,400	139,984
Encompass Health Corp.	9,568	590,346
Magellan Health, Inc.*	10,200	580,278
Molina Healthcare, Inc.*	6,500	755,430
Owens & Minor, Inc.	315,550	1,997,432
Patterson Cos., Inc.(a)	214,649	4,219,999
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	99,200	1,725,088
WellCare Health Plans, Inc.*	5,300	1,251,277

		12,159,932

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*(a)	70,800	682,512

Healthcare Equipment & Supplies — 0.0%
FONAR Corp.*	9,000	182,160

Hotels, Restaurants & Leisure — 0.2%
Del Frisco’s Restaurant Group, Inc.*	150,245	1,074,252
Penn National Gaming, Inc.*	15,200	286,216

		1,360,468

Household Durables — 1.4%
Hamilton Beach Brands Holding Co. (Class A Stock)	7,400	173,604
Helen of Troy Ltd.*	35,200	4,617,536
Hooker Furniture Corp.	21,100	555,774
KB Home	121,900	2,328,290
Lifetime Brands, Inc.	42,800	429,284

		8,104,488

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Products — 0.8%
Central Garden & Pet Co. (Class A Stock)*	108,200	$3,381,250
Spectrum Brands Holdings, Inc.(a)	34,852	1,472,497

		4,853,747

Independent Power & Renewable Electricity Producers — 1.0%
Atlantic Power Corp.*	102,300	221,991
Clearway Energy, Inc. (Class A Stock)	41,764	706,647
Clearway Energy, Inc. (Class C Stock)	94,700	1,633,575
Vistra Energy Corp.*	131,708	3,014,796

		5,577,009

Insurance — 3.1%
American Equity Investment Life Holding Co.	137,400	3,838,956
CNO Financial Group, Inc.	129,346	1,924,668
FedNat Holding Co.	30,200	601,584
First American Financial Corp.	34,800	1,553,472
Hanover Insurance Group, Inc. (The)	12,025	1,404,159
HCI Group, Inc.(a)	10,000	508,100
Heritage Insurance Holdings, Inc.(a)	15,600	229,632
National General Holdings Corp.	210,491	5,095,987
Selective Insurance Group, Inc.	10,500	639,870
Stewart Information Services Corp.	36,600	1,515,240
Third Point Reinsurance Ltd. (Bermuda)*	105,900	1,020,876

		18,332,544

Internet & Direct Marketing Retail — 0.6%
Liberty Expedia Holdings, Inc. (Class A Stock)*	82,250	3,216,798

IT Services — 2.7%
CACI International, Inc. (Class A Stock)*	16,215	2,335,446
Conduent, Inc.*	147,546	1,568,415
EVERTEC, Inc. (Puerto Rico)	36,800	1,056,160
Limelight Networks, Inc.*	357,800	837,252
ManTech International Corp. (Class A Stock)	57,997	3,032,954
Perspecta, Inc.	60,300	1,038,366
Travelport Worldwide Ltd.	156,900	2,450,778
Unisys Corp.*(a)	222,900	2,592,327
Virtusa Corp.*	18,200	775,138

		15,686,836

Leisure Products — 0.3%
Vista Outdoor, Inc.*(a)	122,668	1,392,282
YETI Holdings, Inc.*(a)	16,800	249,312

		1,641,594

Life Sciences Tools & Services — 0.4%
Charles River Laboratories International, Inc.*	20,626	2,334,451

Machinery — 4.8%
Actuant Corp. (Class A Stock)	78,088	1,639,067
Altra Industrial Motion Corp.	71,930	1,809,040
CIRCOR International, Inc.*(a)	35,056	746,693
EnPro Industries, Inc.	42,384	2,547,278
FreightCar America, Inc.*	7,300	48,837
Global Brass & Copper Holdings, Inc.	121,000	3,043,150
Hurco Cos., Inc.	3,700	132,090
Hyster-Yale Materials Handling, Inc.	10,000	619,600
ITT, Inc.	65,985	3,185,096

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
LB Foster Co. (Class A Stock)*	7,900	$125,610
Meritor, Inc.*	175,700	2,971,087
Milacron Holdings Corp.*	260,073	3,092,268
SPX FLOW, Inc.*	60,068	1,827,269
Standex International Corp.	39,516	2,654,685
TriMas Corp.*	109,714	2,994,095
Wabash National Corp.	61,060	798,665

		28,234,530

Marine — 0.0%
Costamare, Inc. (Monaco)(a)	20,871	91,624

Media — 2.1%
Beasley Broadcast Group, Inc. (Class A Stock)	17,390	65,213
Entravision Communications Corp. (Class A Stock)	314,700	915,777
Gannett Co., Inc.(a)	103,723	884,757
Gray Television, Inc.*	36,000	530,640
Liberty Latin America Ltd. (Chile) (Class A Stock)*	20,500	296,840
National CineMedia, Inc.	32,000	207,360
Nexstar Media Group, Inc. (Class A Stock)(a)	53,026	4,169,965
Sinclair Broadcast Group, Inc. (Class A Stock)	63,616	1,675,645
TEGNA, Inc.	48,700	529,369
Tribune Media Co. (Class A Stock)	63,591	2,885,760

		12,161,326

Metals & Mining — 0.9%
Allegheny Technologies, Inc.*(a)	120,003	2,612,465
Cleveland-Cliffs, Inc.*(a)	99,000	761,310
Commercial Metals Co.	79,800	1,278,396
Ramaco Resources, Inc.*(a)	48,700	241,065
Warrior Met Coal, Inc.	9,800	236,278

		5,129,514

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
AG Mortgage Investment Trust, Inc.	95,800	1,526,094
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	146,293	4,660,895
Cherry Hill Mortgage Investment Corp.	30,200	529,708
Dynex Capital, Inc.	54,400	311,168
Invesco Mortgage Capital, Inc.	91,400	1,323,472
KKR Real Estate Finance Trust, Inc.	26,400	505,560
Redwood Trust, Inc.	125,700	1,894,299

		10,751,196

Multi-Utilities — 0.5%
Black Hills Corp.(a)	32,289	2,027,103
NorthWestern Corp.	12,300	731,112
Unitil Corp.	8,000	405,120

		3,163,335

Oil, Gas & Consumable Fuels — 2.8%
Abraxas Petroleum Corp.*	495,100	539,659
Arch Coal, Inc. (Class A Stock)(a)	28,600	2,373,514
Callon Petroleum Co.*(a)	321,146	2,084,238
Carrizo Oil & Gas, Inc.*	142,535	1,609,220
CVR Energy, Inc.	15,600	537,888

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc.	92,400	$3,003,924
Denbury Resources, Inc.*(a)	416,400	712,044
Gulfport Energy Corp.*	23,100	151,305
Midstates Petroleum Co., Inc.*	26,200	196,762
NACCO Industries, Inc. (Class A Stock)	3,200	108,480
Peabody Energy Corp.	43,700	1,331,976
Renewable Energy Group, Inc.*(a)	63,300	1,626,810
REX American Resources Corp.*(a)	2,200	149,842
Southwestern Energy Co.*	164,700	561,627
SRC Energy, Inc.*	164,506	773,178
W&T Offshore, Inc.*(a)	225,100	927,412

		16,687,879

Paper & Forest Products — 0.7%
Boise Cascade Co.	15,800	376,830
Louisiana-Pacific Corp.	20,900	464,398
Schweitzer-Mauduit International, Inc.	82,547	2,067,802
Verso Corp. (Class A Stock)*	44,400	994,560

		3,903,590

Pharmaceuticals — 1.2%
Amphastar Pharmaceuticals, Inc.*	38,900	774,110
Endo International PLC*	109,700	800,810
Kala Pharmaceuticals, Inc.*(a)	31,000	151,590
Lannett Co., Inc.*(a)	68,400	339,264
Mallinckrodt PLC*(a)	36,000	568,800
Prestige Consumer Healthcare, Inc.*(a)	109,419	3,378,859
Zogenix, Inc.*	24,800	904,208

		6,917,641

Professional Services — 2.3%
Acacia Research Corp.*	121,300	361,474
CBIZ, Inc.*	56,800	1,118,960
CRA International, Inc.	10,400	442,520
Heidrick & Struggles International, Inc.	16,400	511,516
Huron Consulting Group, Inc.*	66,856	3,430,381
ICF International, Inc.	2,200	142,516
Kelly Services, Inc. (Class A Stock)	136,306	2,791,547
Korn/Ferry International	80,271	3,173,915
TrueBlue, Inc.*	80,500	1,791,125

		13,763,954

Real Estate Management & Development — 0.3%
Cushman & Wakefield PLC*(a)	98,700	1,428,189
Newmark Group, Inc. (Class A Stock)	35,754	286,744

		1,714,933

Road & Rail — 0.6%
ArcBest Corp.	86,700	2,970,342
Covenant Transportation Group, Inc. (Class A Stock)*	9,400	180,480
YRC Worldwide, Inc.*	159,170	501,386

		3,652,208

Semiconductors & Semiconductor Equipment — 2.2%
Alpha & Omega Semiconductor Ltd.*	119,919	1,221,975
Amkor Technology, Inc.*	159,800	1,048,288
MACOM Technology Solutions Holdings, Inc.*(a)	366,249	5,314,274
Photronics, Inc.*	90,300	874,104

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Rambus, Inc.*	149,200	$1,144,364
Semtech Corp.*	45,601	2,091,718
Synaptics, Inc.*(a)	7,600	282,796
Ultra Clean Holdings, Inc.*	97,300	824,131

		12,801,650

Software — 0.3%
Avaya Holdings Corp.*	84,100	1,224,496
Verint Systems, Inc.*	16,600	702,346

		1,926,842

Specialty Retail — 2.5%
American Eagle Outfitters, Inc.	26,200	506,446
America’s Car-Mart, Inc.*	2,700	195,615
Caleres, Inc.	34,800	968,484
Cato Corp. (The) (Class A Stock)	23,200	331,064
Citi Trends, Inc.	26,400	538,296
Conn’s, Inc.*(a)	47,300	892,078
DSW, Inc. (Class A Stock)	6,700	165,490
Michaels Cos., Inc. (The)*(a)	108,892	1,474,398
Murphy USA, Inc.*(a)	46,186	3,539,695
Office Depot, Inc.	1,194,900	3,082,842
Signet Jewelers Ltd.(a)	24,600	781,542
Tailored Brands, Inc.(a)	50,946	694,903
Tilly’s, Inc. (Class A Stock)	66,800	725,448
Zumiez, Inc.*	29,300	561,681

		14,457,982

Textiles, Apparel & Luxury Goods — 1.2%
Carter’s, Inc.	28,622	2,336,128
Deckers Outdoor Corp.*	14,800	1,893,660
Oxford Industries, Inc.(a)	23,742	1,686,632
Steven Madden Ltd.	45,504	1,376,951

		7,293,371

Thrifts & Mortgage Finance — 1.6%
Dime Community Bancshares, Inc.	45,100	765,798
First Defiance Financial Corp.	18,500	453,435
HomeStreet, Inc.*	20,000	424,600
MGIC Investment Corp.*	237,200	2,481,112
PennyMac Financial Services, Inc.	104,900	2,230,174
Radian Group, Inc.	77,600	1,269,536
Riverview Bancorp, Inc.	25,100	182,728
Territorial Bancorp, Inc.	2,900	75,342
TrustCo Bank Corp. NY	72,500	497,350
United Community Financial Corp.	23,900	211,515
Walker & Dunlop, Inc.	16,400	709,300
WSFS Financial Corp.	2,700	102,357

		9,403,247

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.	2,300	124,062
DXP Enterprises, Inc.*	22,000	612,480
MRC Global, Inc.*	135,115	1,652,456
NOW, Inc.*(a)	60,500	704,220
Rush Enterprises, Inc. (Class A Stock)	48,100	1,658,488
Veritiv Corp.*	20,400	509,388

		5,261,094

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
Artesian Resources Corp. (Class A Stock)	3,400	$118,558
Consolidated Water Co., Ltd. (Cayman Islands)	32,900	383,614

		502,172

Wireless Telecommunication Services — 0.0%
Spok Holdings, Inc.	6,600	87,516

TOTAL COMMON STOCKS (cost $629,606,210)		558,630,991

UNAFFILIATED EXCHANGE TRADED FUND — 0.5%
iShares Russell 2000 Value ETF (cost $2,831,673)	25,491	2,741,302

TOTAL LONG-TERM INVESTMENTS (cost $632,437,883)		561,372,293

SHORT-TERM INVESTMENTS — 18.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	27,365,230	27,365,230
PGIM Institutional Money Market Fund (cost $83,829,891; includes $83,617,924 of cash collateral for securities on loan)(b)(w)	83,829,736	83,821,353

TOTAL SHORT-TERM INVESTMENTS (cost $111,195,121)		111,186,583

Value
TOTAL INVESTMENTS — 114.2% (cost $743,633,004)	$672,558,876
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (14.2)%	(83,525,849)

NET ASSETS — 100.0%	$589,033,027

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,597,346; cash collateral of $83,617,924 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
173	Russell 2000 Mini Index	Mar. 2019	$11,668,850	$142,250

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$621,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,290,714	$—	$—
Airlines	2,797,163	—	—
Auto Components	7,416,793	—	—
Banks	96,810,034	—	—
Biotechnology	5,208,014	—	—
Building Products	2,011,063	—	—
Capital Markets	8,344,987	—	—
Chemicals	20,647,725	—	—
Commercial Services & Supplies	17,629,341	—	—
Communications Equipment	6,648,812	—	—
Construction & Engineering	8,234,936	—	—
Consumer Finance	1,086,320	—	—
Containers & Packaging	6,227,916	—	—
Distributors	774,225	—	—
Diversified Consumer Services	1,353,534	—	—
Diversified Financial Services	1,021,463	—	—
Diversified Telecommunication Services	1,819,878	—	—
Electric Utilities	17,283,832	—	—
Electrical Equipment	5,457,094	—	—
Electronic Equipment, Instruments & Components	21,070,400	—	—
Energy Equipment & Services	6,001,417	—	—
Equity Real Estate Investment Trusts (REITs)	49,323,365	—	—
Food & Staples Retailing	6,094,008	—	—
Food Products	17,251,610	—	—
Gas Utilities	7,296,969	—	—
Health Care Equipment & Supplies	1,491,235	—	—
Health Care Providers & Services	12,159,932	—	—
Health Care Technology	682,512	—	—
Healthcare Equipment & Supplies	182,160	—	—
Hotels, Restaurants & Leisure	1,360,468	—	—
Household Durables	8,104,488	—	—
Household Products	4,853,747	—	—
Independent Power & Renewable Electricity Producers	5,577,009	—	—
Insurance	18,332,544	—	—
Internet & Direct Marketing Retail	3,216,798	—	—
IT Services	15,686,836	—	—
Leisure Products	1,641,594	—	—
Life Sciences Tools & Services	2,334,451	—	—
Machinery	28,234,530	—	—
Marine	91,624	—	—
Media	12,161,326	—	—
Metals & Mining	5,129,514	—	—
Mortgage Real Estate Investment Trusts (REITs)	10,751,196	—	—
Multi-Utilities	3,163,335	—	—
Oil, Gas & Consumable Fuels	16,687,879	—	—
Paper & Forest Products	3,903,590	—	—
Pharmaceuticals	6,917,641	—	—
Professional Services	13,763,954	—	—
Real Estate Management & Development	1,714,933	—	—
Road & Rail	3,652,208	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$12,801,650	$—	$—
Software	1,926,842	—	—
Specialty Retail	14,457,982	—	—
Textiles, Apparel & Luxury Goods	7,293,371	—	—
Thrifts & Mortgage Finance	9,403,247	—	—
Trading Companies & Distributors	5,261,094	—	—
Water Utilities	502,172	—	—
Wireless Telecommunication Services	87,516	—	—
Unaffiliated Exchange Traded Fund	2,741,302	—	—
Affiliated Mutual Funds	111,186,583	—	—
Other Financial Instruments*
Futures Contracts	142,250	—	—

Total	$672,701,126	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (14.2% represents investments purchased with collateral from securities on loan)	18.9%
Banks	16.4
Equity Real Estate Investment Trusts (REITs)	8.4
Machinery	4.8
Electronic Equipment, Instruments & Components	3.6
Chemicals	3.5
Insurance	3.1
Commercial Services & Supplies	3.0
Electric Utilities	2.9
Food Products	2.9
Oil, Gas & Consumable Fuels	2.8
IT Services	2.7
Specialty Retail	2.5
Professional Services	2.3
Semiconductors & Semiconductor Equipment	2.2
Media	2.1
Health Care Providers & Services	2.1
Mortgage Real Estate Investment Trusts (REITs)	1.8
Thrifts & Mortgage Finance	1.6
Capital Markets	1.4
Construction & Engineering	1.4
Household Durables	1.4
Auto Components	1.3
Gas Utilities	1.2
Textiles, Apparel & Luxury Goods	1.2
Aerospace & Defense	1.2
Pharmaceuticals	1.2
Communications Equipment	1.1
Containers & Packaging	1.1
Food & Staples Retailing	1.0

Energy Equipment & Services	1.0%
Independent Power & Renewable Electricity Producers	1.0
Electrical Equipment	0.9
Trading Companies & Distributors	0.9
Biotechnology	0.9
Metals & Mining	0.9
Household Products	0.8
Paper & Forest Products	0.7
Road & Rail	0.6
Internet & Direct Marketing Retail	0.6
Multi-Utilities	0.5
Airlines	0.5
Unaffiliated Exchange Traded Fund	0.5
Life Sciences Tools & Services	0.4
Building Products	0.3
Software	0.3
Diversified Telecommunication Services	0.3
Real Estate Management & Development	0.3
Leisure Products	0.3
Health Care Equipment & Supplies	0.3
Hotels, Restaurants & Leisure	0.2
Diversified Consumer Services	0.2
Consumer Finance	0.2
Diversified Financial Services	0.2
Distributors	0.1
Health Care Technology	0.1
Water Utilities	0.1
Healthcare Equipment & Supplies	0.0	*
Marine	0.0	*
Wireless Telecommunication Services	0.0	*

	114.2
Liabilities in excess of other assets	(14.2)

	100.0%

*	Less than +/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$142,250	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,696,067)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$107,290

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$11,087,248

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$81,597,346	$(81,597,346)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $81,597,346:
Unaffiliated investments (cost $632,437,883)	$561,372,293
Affiliated investments (cost $111,195,121)	111,186,583
Deposit with broker for centrally cleared/exchange-traded derivatives	621,000
Receivable for Portfolio shares sold	6,207,933
Receivable for investments sold	4,355,010
Dividends and interest receivable	1,299,553
Due from broker-variation margin futures	58,521
Tax reclaim receivable	7,373
Prepaid expenses	12,655

Total Assets	685,120,921

LIABILITIES:
Payable to broker for collateral for securities on loan	83,617,924
Payable for investments purchased	10,158,128
Payable for Portfolio shares repurchased	1,735,000
Management fees payable	272,360
Accrued expenses and other liabilities	271,364
Distribution fee payable	25,376
Payable to affiliate	7,373
Affiliated transfer agent fee payable	369

Total Liabilities	96,087,894

NET ASSETS	$589,033,027

Net assets were comprised of:
Partners Equity	$589,033,027

Net asset value and redemption price per share, $589,033,027 / 24,803,426 outstanding shares of beneficial interest	$23.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $2,113 foreign withholding tax)	$13,481,989
Income from securities lending, net (including affiliated income of $525,432)	676,282
Affiliated dividend income	346,166
Miscellaneous Income	20,511
Interest income	10,641

14,535,589

EXPENSES
Management fees	6,361,349
Distribution fee	2,208,665
Custodian and accounting fees	149,317
Audit fee	26,200
Trustees’ fees	19,301
Legal fees and expenses	13,260
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,479
Miscellaneous	28,290

Total expenses	8,819,848

NET INVESTMENT INCOME (LOSS)	5,715,741

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(11,320))	71,128,197
Futures transactions	(2,696,067)

68,432,130

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,097)	(218,742,331)
Futures	107,290
Foreign currencies	(24)

(218,635,065)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(150,202,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(144,487,194)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,715,741	$5,504,021
Net realized gain (loss) on investment and foreign currency transactions	68,432,130	137,292,420
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(218,635,065)	(73,997,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(144,487,194)	68,799,080

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [6,747,603 and 6,679,320 shares, respectively]	189,168,006	183,930,174
Portfolio share repurchased [16,109,019 and 12,449,150 shares, respectively]	(434,217,320)	(339,759,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(245,049,314)	(155,829,768)

CAPITAL CONTRIBUTIONS	2,132	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(389,534,376)	(87,030,688)
NET ASSETS:
Beginning of year	978,567,403	1,065,598,091

End of year	$589,033,027	$978,567,403

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 6.7%
Boeing Co. (The)	380,188	$122,610,629
Northrop Grumman Corp.	97,991	23,997,996
Spirit AeroSystems Holdings, Inc. (Class A Stock)	169,221	12,199,142

		158,807,767

Auto Components — 1.1%
Aptiv PLC	436,955	26,903,319

Automobiles — 1.2%
Tesla, Inc.*(a)	87,915	29,258,112

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	137,273	13,364,899
Vertex Pharmaceuticals, Inc.*	236,797	39,239,631

		52,604,530

Capital Markets — 4.0%
Charles Schwab Corp. (The)	977,799	40,607,992
Intercontinental Exchange, Inc.	284,888	21,460,613
Morgan Stanley	420,912	16,689,161
TD Ameritrade Holding Corp.	341,450	16,717,392

		95,475,158

Commercial Services & Supplies — 0.8%
Waste Connections, Inc.	243,706	18,095,171

Entertainment — 1.5%
Activision Blizzard, Inc.	221,085	10,295,928
Netflix, Inc.*	96,535	25,838,558

		36,134,486

Health Care Equipment & Supplies — 6.5%
Becton, Dickinson & Co.	220,238	49,624,026
Intuitive Surgical, Inc.*	113,731	54,468,051
Stryker Corp.	325,083	50,956,760

		155,048,837

Health Care Providers & Services — 11.0%
Anthem, Inc.	122,097	32,066,335
Centene Corp.*	128,783	14,848,680
Cigna Corp.	365,203	69,359,354
HCA Healthcare, Inc.	312,394	38,877,433
Humana, Inc.	66,580	19,073,838
UnitedHealth Group, Inc.	293,922	73,221,849
WellCare Health Plans, Inc.*	55,074	13,002,421

		260,449,910

Hotels, Restaurants & Leisure — 2.8%
Hilton Worldwide Holdings, Inc.	325,706	23,385,691
Las Vegas Sands Corp.	263,200	13,699,560
McDonald’s Corp.	85,186	15,126,478
Restaurant Brands International, Inc. (Canada)(a)	280,457	14,667,901

		66,879,630

Industrial Conglomerates — 0.5%
Honeywell International, Inc.	89,617	11,840,198

Interactive Media & Services — 13.9%
Alphabet, Inc. (Class A Stock)*	110,781	115,761,714
Alphabet, Inc. (Class C Stock)*	54,505	56,445,923

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Facebook, Inc. (Class A Stock)*	687,830	$90,167,635
IAC/InterActiveCorp*	60,700	11,110,528
Tencent Holdings Ltd. (China), ADR(a)	1,413,078	55,774,189

		329,259,989

Internet & Direct Marketing Retail — 11.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	290,979	39,884,492
Amazon.com, Inc.*	131,635	197,711,821
Booking Holdings, Inc.*	25,313	43,599,617

		281,195,930

IT Services — 7.5%
Fidelity National Information Services, Inc.	78,898	8,090,990
Global Payments, Inc.	252,851	26,076,524
PayPal Holdings, Inc.*	371,654	31,252,385
Visa, Inc. (Class A Stock)(a)	853,084	112,555,903

		177,975,802

Machinery — 0.4%
Fortive Corp.	148,420	10,042,097

Multiline Retail — 1.3%
Dollar General Corp.	275,194	29,742,968

Multi-Utilities — 0.7%
Sempra Energy(a)	143,402	15,514,662

Pharmaceuticals — 1.0%
Eli Lilly & Co.	212,841	24,629,961

Road & Rail — 0.5%
Kansas City Southern	112,665	10,753,874

Semiconductors & Semiconductor Equipment — 0.9%
ASML Holding NV (Netherlands)(a)	60,354	9,392,289
Maxim Integrated Products, Inc.	226,300	11,507,355

		20,899,644

Software — 15.9%
Intuit, Inc.	208,808	41,103,855
Microsoft Corp.	1,525,611	154,956,309
Red Hat, Inc.*	296,815	52,132,587
salesforce.com, Inc.*	237,279	32,500,105
ServiceNow, Inc.*(a)	104,098	18,534,649
Splunk, Inc.*	193,000	20,236,050
VMware, Inc. (Class A Stock)(a)	271,638	37,249,719
Workday, Inc. (Class A Stock)*	131,246	20,957,361

		377,670,635

Specialty Retail — 1.1%
Ross Stores, Inc.	320,237	26,643,718

Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	230,699	36,390,460

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc. (Class B Stock)	298,029	22,095,870

Tobacco — 1.0%
Philip Morris International, Inc.	338,068	22,569,420

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.5%
American Water Works Co., Inc.(a)	124,755	$11,324,011

TOTAL LONG-TERM INVESTMENTS (cost $1,807,760,201)		2,308,206,159

SHORT-TERM INVESTMENTS — 12.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	63,294,472	63,294,472
PGIM Institutional Money Market Fund (cost $230,503,704; includes $229,995,370 of cash collateral for securities on loan)(b)(w)	230,508,952	230,485,901

TOTAL SHORT-TERM INVESTMENTS (cost $293,798,176)		293,780,373

Value
TOTAL INVESTMENTS — 109.7% (cost $2,101,558,377)	$2,601,986,532
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.7)%	(229,102,838)

NET ASSETS — 100.0%	$2,372,883,694

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $220,258,572; cash collateral of $229,995,370 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$158,807,767	$—	$—
Auto Components	26,903,319	—	—
Automobiles	29,258,112	—	—
Biotechnology	52,604,530	—	—
Capital Markets	95,475,158	—	—
Commercial Services & Supplies	18,095,171	—	—
Entertainment	36,134,486	—	—
Health Care Equipment & Supplies	155,048,837	—	—
Health Care Providers & Services	260,449,910	—	—
Hotels, Restaurants & Leisure	66,879,630	—	—
Industrial Conglomerates	11,840,198	—	—
Interactive Media & Services	329,259,989	—	—
Internet & Direct Marketing Retail	281,195,930	—	—
IT Services	177,975,802	—	—
Machinery	10,042,097	—	—
Multiline Retail	29,742,968	—	—
Multi-Utilities	15,514,662	—	—
Pharmaceuticals	24,629,961	—	—
Road & Rail	10,753,874	—	—
Semiconductors & Semiconductor Equipment	20,899,644	—	—
Software	377,670,635	—	—
Specialty Retail	26,643,718	—	—
Technology Hardware, Storage & Peripherals	36,390,460	—	—
Textiles, Apparel & Luxury Goods	22,095,870	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Tobacco	$22,569,420	$—	$—
Water Utilities	11,324,011	—	—
Affiliated Mutual Funds	293,780,373	—	—

Total	$2,601,986,532	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	15.9%
Interactive Media & Services	13.9
Affiliated Mutual Funds (9.7% represents investments purchased with collateral from securities on loan)	12.4
Internet & Direct Marketing Retail	11.9
Health Care Providers & Services	11.0
IT Services	7.5
Aerospace & Defense	6.7
Health Care Equipment & Supplies	6.5
Capital Markets	4.0
Hotels, Restaurants & Leisure	2.8
Biotechnology	2.2
Technology Hardware, Storage & Peripherals	1.5
Entertainment	1.5

Multiline Retail	1.3%
Automobiles	1.2
Auto Components	1.1
Specialty Retail	1.1
Pharmaceuticals	1.0
Tobacco	1.0
Textiles, Apparel & Luxury Goods	0.9
Semiconductors & Semiconductor Equipment	0.9
Commercial Services & Supplies	0.8
Multi-Utilities	0.7
Industrial Conglomerates	0.5
Water Utilities	0.5
Road & Rail	0.5
Machinery	0.4

109.7
Liabilities in excess of other assets	(9.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$220,258,572	$(220,258,572)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $220,258,572:
Unaffiliated investments (cost $1,807,760,201)	$2,308,206,159
Affiliated investments (cost $293,798,176)	293,780,373
Dividends and interest receivable	8,137,059
Receivable for Portfolio shares sold	5,245,804
Receivable for investments sold	3,807,119
Tax reclaim receivable	66,523
Receivable from affiliate	13,696
Prepaid expenses	22,580

Total Assets	2,619,279,313

LIABILITIES:
Payable to broker for collateral for securities on loan	229,995,370
Payable for investments purchased	11,666,927
Payable for Portfolio shares repurchased	3,285,551
Management fees payable	705,311
Accrued expenses and other liabilities	579,539
Distribution fee payable	96,029
Payable to affiliate	66,523
Affiliated transfer agent fee payable	369

Total Liabilities	246,395,619

NET ASSETS	$2,372,883,694

Net assets were comprised of:
Partners Equity	$2,372,883,694

Net asset value and redemption price per share, $2,372,883,694 / 65,937,355 outstanding shares of beneficial interest	$35.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $103,524 foreign withholding tax)	$26,073,013
Income from securities lending, net (including affiliated income of $907,301)	1,059,543
Affiliated dividend income	958,121

28,090,677

EXPENSES
Management fees	18,682,871
Distribution fee	6,907,230
Custodian and accounting fees	186,297
Trustees’ fees	39,030
Audit fee	24,600
Legal fees and expenses	18,657
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,969
Miscellaneous	45,107

Total expenses	25,915,748
Less: Fee waivers and/or expense reimbursement	(994,641)

Net expenses	24,921,107

NET INVESTMENT INCOME (LOSS)	3,169,570

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(34,026))	405,421,994

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,538)	(293,869,775)
Foreign currencies	(304)

(293,870,079)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	111,551,915

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,721,485

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$3,169,570	$(1,707,628)
Net realized gain (loss) on investment transactions	405,421,994	216,528,084
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(293,870,079)	481,633,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,721,485	696,454,248

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,887,534 and 19,377,607 shares, respectively]	223,402,820	570,624,457
Portfolio share repurchased [15,612,940 and 9,927,365 shares, respectively]	(586,774,058)	(309,327,170)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(363,371,238)	261,297,287

CAPITAL CONTRIBUTIONS	12,774	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,636,979)	957,751,535
NET ASSETS:
Beginning of year	2,621,520,673	1,663,769,138

End of year	$2,372,883,694	$2,621,520,673

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS — 95.8%	Shares	Value
Aerospace & Defense — 2.8%
Boeing Co. (The)	66,051	$21,301,448
Raytheon Co.	57,531	8,822,379
United Technologies Corp.	62,448	6,649,463

		36,773,290

Air Freight & Logistics — 1.0%
United Parcel Service, Inc. (Class B Stock)	137,693	13,429,198

Airlines — 1.4%
Southwest Airlines Co.	393,948	18,310,703

Auto Components — 0.9%
Magna International, Inc. (Canada)	268,508	12,203,689

Banks — 11.4%
Citigroup, Inc.	208,885	10,874,553
Fifth Third Bancorp	825,692	19,428,533
JPMorgan Chase & Co.	481,944	47,047,373
Signature Bank	52,023	5,348,485
U.S. Bancorp	485,153	22,171,492
Wells Fargo & Co.	935,712	43,117,609

		147,988,045

Beverages — 1.1%
PepsiCo, Inc.	130,711	14,440,951

Biotechnology — 0.9%
Gilead Sciences, Inc.	189,931	11,880,184

Building Products — 2.2%
Fortune Brands Home & Security, Inc.	286,048	10,866,964
Johnson Controls International PLC	587,651	17,423,852

		28,290,816

Capital Markets — 4.0%
Bank of New York Mellon Corp. (The)	382,249	17,992,460
Franklin Resources, Inc.(a)	363,578	10,783,723
Morgan Stanley	590,803	23,425,339

		52,201,522

Chemicals — 2.3%
CF Industries Holdings, Inc.	246,998	10,746,883
DowDuPont, Inc.	365,825	19,564,321

		30,311,204

Commercial Services & Supplies — 0.4%
Stericycle, Inc.*	131,785	4,835,192

Communications Equipment — 2.3%
Cisco Systems, Inc.	698,458	30,264,185

Construction Materials — 0.2%
Vulcan Materials Co.	27,914	2,757,903

Containers & Packaging — 1.3%
International Paper Co.	413,812	16,701,452

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	146,297	4,175,316
Verizon Communications, Inc.	517,420	29,089,352

		33,264,668

Electric Utilities — 4.6%
Duke Energy Corp.	121,336	10,471,297
Evergy, Inc.	264,892	15,037,919
NextEra Energy, Inc.	6,000	1,042,920

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
PG&E Corp.*	346,254	$8,223,533
Southern Co. (The)	576,357	25,313,599

		60,089,268

Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	125,327	9,478,481

Entertainment — 2.3%
Twenty-First Century Fox, Inc. (Class B Stock)	632,122	30,202,789

Equity Real Estate Investment Trusts (REITs) — 1.5%
SL Green Realty Corp.	105,874	8,372,516
Weyerhaeuser Co.	502,972	10,994,968

		19,367,484

Food & Staples Retailing — 1.5%
Walmart, Inc.	207,775	19,354,241

Food Products — 2.9%
Bunge Ltd.	227,296	12,146,698
Tyson Foods, Inc. (Class A Stock)	480,720	25,670,448

		37,817,146

Health Care Equipment & Supplies — 4.3%
Becton, Dickinson & Co.	40,097	9,034,656
Hologic, Inc.*	289,015	11,878,517
Medtronic PLC	331,492	30,152,512
Zimmer Biomet Holdings, Inc.	49,569	5,141,297

		56,206,982

Health Care Providers & Services — 1.7%
CVS Health Corp.	339,605	22,250,920

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	179,150	8,832,095
Las Vegas Sands Corp.	147,644	7,684,870

		16,516,965

Household Products — 1.8%
Kimberly-Clark Corp.(a)	201,860	22,999,928

Industrial Conglomerates — 0.7%
General Electric Co.	1,190,264	9,010,298

Insurance — 7.2%
American International Group, Inc.	404,467	15,940,044
Brighthouse Financial, Inc.*	165,843	5,054,895
Chubb Ltd.	199,563	25,779,548
Loews Corp.	316,509	14,407,490
Marsh & McLennan Cos., Inc.	203,969	16,266,528
MetLife, Inc.	385,725	15,837,869

		93,286,374

Leisure Products — 0.2%
Mattel, Inc.*(a)	247,476	2,472,285

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.	29,025	6,495,505

Machinery — 0.9%
Illinois Tool Works, Inc.	90,615	11,480,014

Media — 1.7%
Comcast Corp. (Class A Stock)	446,880	15,216,263

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Media (continued)
News Corp. (Class A Stock)	567,364	$6,439,581

		21,655,844

Multiline Retail — 0.4%
Kohl’s Corp.	86,023	5,706,766

Multi-Utilities — 0.1%
Sempra Energy(a)	12,874	1,392,838

Oil, Gas & Consumable Fuels — 9.6%
Canadian Natural Resources Ltd. (Canada)(a)	364,909	8,805,254
EQT Corp.(a)	232,437	4,390,735
Equitrans Midstream Corp.*	217,105	4,346,442
Exxon Mobil Corp.	416,987	28,434,344
Hess Corp.	208,202	8,432,181
Occidental Petroleum Corp.	284,250	17,447,265
TOTAL SA, ADR (France)(a)	650,866	33,962,188
TransCanada Corp. (Canada)(a)	549,991	19,634,679

		125,453,088

Pharmaceuticals — 7.8%
Johnson & Johnson	193,024	24,909,747
Merck & Co., Inc.	407,482	31,135,700
Perrigo Co. PLC(a)	202,892	7,862,065
Pfizer, Inc.	856,244	37,375,051

		101,282,563

Professional Services — 0.7%
Nielsen Holdings PLC	381,132	8,891,810

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada)	25,924	4,604,621

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	320,141	10,481,416
QUALCOMM, Inc.	394,900	22,473,759
Texas Instruments, Inc.	144,777	13,681,427

		46,636,602

Software — 3.4%
Microsoft Corp.	439,761	44,666,525

Tobacco — 1.3%
Philip Morris International, Inc.	253,083	16,895,821

TOTAL COMMON STOCKS (cost $1,337,477,500)		1,247,868,160

PREFERRED STOCKS — 2.0%
Electric Utilities — 1.0%
NextEra Energy, Inc., CVT, 6.123%(a)	214,706	12,375,654

PREFERRED STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., CVT, 6.125%	51,204	$2,952,935

Multi-Utilities — 0.8%
Sempra Energy, CVT, 6.000%	85,438	8,126,008
Sempra Energy, CVT, 6.750%(a)	20,716	1,997,851

		10,123,859

TOTAL PREFERRED STOCKS (cost $24,643,686)		25,452,448

TOTAL LONG-TERM INVESTMENTS (cost $1,362,121,186)		1,273,320,608

SHORT-TERM INVESTMENTS — 20.0%
AFFILIATED MUTUAL FUND — 5.6%
PGIM Institutional Money Market Fund (cost $73,298,975; includes $73,124,029 of cash collateral for securities on loan)(b)(w)	73,299,142	73,291,812

UNAFFILIATED FUND — 14.4%
JPMorgan U.S. Government Money Market Fund (cost $187,037,052)	187,037,052	187,037,052

TOTAL SHORT-TERM INVESTMENTS (cost $260,336,027)		260,328,864

TOTAL INVESTMENTS — 117.8% (cost $1,622,457,213)		1,533,649,472
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.8)%		(231,448,222)

NET ASSETS — 100.0%		$1,302,201,250

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $71,378,410; cash collateral of $73,124,029 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$36,773,290	$—	$—
Air Freight & Logistics	13,429,198	—	—
Airlines	18,310,703	—	—
Auto Components	12,203,689	—	—
Banks	147,988,045	—	—
Beverages	14,440,951	—	—
Biotechnology	11,880,184	—	—
Building Products	28,290,816	—	—
Capital Markets	52,201,522	—	—
Chemicals	30,311,204	—	—
Commercial Services & Supplies	4,835,192	—	—
Communications Equipment	30,264,185	—	—
Construction Materials	2,757,903	—	—
Containers & Packaging	16,701,452	—	—
Diversified Telecommunication Services	33,264,668	—	—
Electric Utilities	60,089,268	—	—
Electronic Equipment, Instruments & Components	9,478,481	—	—
Entertainment	30,202,789	—	—
Equity Real Estate Investment Trusts (REITs)	19,367,484	—	—
Food & Staples Retailing	19,354,241	—	—
Food Products	37,817,146	—	—
Health Care Equipment & Supplies	56,206,982	—	—
Health Care Providers & Services	22,250,920	—	—
Hotels, Restaurants & Leisure	16,516,965	—	—
Household Products	22,999,928	—	—
Industrial Conglomerates	9,010,298	—	—
Insurance	93,286,374	—	—
Leisure Products	2,472,285	—	—
Life Sciences Tools & Services	6,495,505	—	—
Machinery	11,480,014	—	—
Media	21,655,844	—	—
Multiline Retail	5,706,766	—	—
Multi-Utilities	1,392,838	—	—
Oil, Gas & Consumable Fuels	125,453,088	—	—
Pharmaceuticals	101,282,563	—	—
Professional Services	8,891,810	—	—
Road & Rail	4,604,621	—	—
Semiconductors & Semiconductor Equipment	46,636,602	—	—
Software	44,666,525	—	—
Tobacco	16,895,821	—	—
Preferred Stocks
Electric Utilities	12,375,654	—	—
Health Care Equipment & Supplies	2,952,935	—	—
Multi-Utilities	10,123,859	—	—
Affiliated Mutual Fund	73,291,812	—	—
Unaffiliated Fund	187,037,052	—	—

Total	$1,533,649,472	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Fund	14.4%
Banks	11.4
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	7.8
Insurance	7.2
Affiliated Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	5.6
Electric Utilities	5.6
Health Care Equipment & Supplies	4.5
Capital Markets	4.0
Semiconductors & Semiconductor Equipment	3.6
Software	3.4
Food Products	2.9
Aerospace & Defense	2.8
Diversified Telecommunication Services	2.6
Chemicals	2.3
Communications Equipment	2.3
Entertainment	2.3
Building Products	2.2
Household Products	1.8
Health Care Providers & Services	1.7
Media	1.7

Equity Real Estate Investment Trusts (REITs)	1.5%
Food & Staples Retailing	1.5
Airlines	1.4
Tobacco	1.3
Containers & Packaging	1.3
Hotels, Restaurants & Leisure	1.3
Beverages	1.1
Air Freight & Logistics	1.0
Auto Components	0.9
Biotechnology	0.9
Multi-Utilities	0.9
Machinery	0.9
Electronic Equipment, Instruments & Components	0.7
Industrial Conglomerates	0.7
Professional Services	0.7
Life Sciences Tools & Services	0.5
Multiline Retail	0.4
Commercial Services & Supplies	0.4
Road & Rail	0.3
Construction Materials	0.2
Leisure Products	0.2

117.8
Liabilities in excess of other assets	(17.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$71,378,410	$(71,378,410)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $71,378,410:
Unaffiliated investments (cost $1,549,158,238)	$1,460,357,660
Affiliated investments (cost $73,298,975)	73,291,812
Dividends and interest receivable	3,036,061
Receivable for Portfolio shares sold	1,243,978
Tax reclaim receivable	375,208
Receivable from affiliate	106,614
Prepaid expenses	10,545

Total Assets	1,538,421,878

LIABILITIES:
Payable for investments purchased	156,201,748
Payable to broker for collateral for securities on loan	73,124,029
Payable for Portfolio shares repurchased	5,925,114
Payable to affiliate	375,208
Management fees payable	317,937
Accrued expenses and other liabilities	228,892
Distribution fee payable	47,331
Affiliated transfer agent fee payable	369

Total Liabilities	236,220,628

NET ASSETS	$1,302,201,250

Net assets were comprised of:
Partners Equity	$1,302,201,250

Net asset value and redemption price per share, $1,302,201,250 / 95,224,917 outstanding shares of beneficial interest	$13.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $491,967 foreign withholding tax)	$32,935,491
Income from securities lending, net (including affiliated income of $188,116)	199,732
Interest income	62

33,135,285

EXPENSES
Management fees	8,516,859
Distribution fee	3,203,777
Custodian and accounting fees	111,957
Trustees’ fees	23,361
Audit fee	22,200
Legal fees and expenses	14,260
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,672
Miscellaneous	26,176

Total expenses	11,930,249
Less: Fee waivers and/or expense reimbursement	(711,631)

Net expenses	11,218,618

NET INVESTMENT INCOME (LOSS)	21,916,667

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(13,791))	88,418,995

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,862))	(236,872,995)
Foreign currencies	(516)

(236,873,511)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(148,454,516)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(126,537,849)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$21,916,667	$18,132,664
Net realized gain (loss) on investment and foreign currency transactions	88,418,995	50,872,172
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(236,873,511)	103,344,583

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(126,537,849)	172,349,419

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [38,213,416 and 30,988,022 shares, respectively]	561,542,253	427,901,576
Portfolio share repurchased [27,011,930 and 13,232,178 shares, respectively]	(404,855,718)	(188,866,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	156,686,535	239,035,224

CAPITAL CONTRIBUTIONS	6,285	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,154,971	411,384,643
NET ASSETS:
Beginning of year	1,272,046,279	860,661,636

End of year	$1,302,201,250	$1,272,046,279

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS — 93.9%	Shares	Value
Agricultural & Farm Machinery — 0.9%
AGCO Corp.	17,968	$1,000,279
Toro Co. (The)	34,512	1,928,531

		2,928,810

Aluminum — 0.5%
Alumina Ltd. (Australia)	921,686	1,490,639

Biotechnology — 0.0%
Calyxt, Inc.*(a)	13,909	144,097

Commodity Chemicals — 0.3%
Orion Engineered Carbons SA (Luxembourg)	41,157	1,040,449

Construction & Engineering — 1.1%
Jacobs Engineering Group, Inc.	29,461	1,722,290
KBR, Inc.	53,538	812,707
Valmont Industries, Inc.	7,873	873,509

		3,408,506

Construction Materials — 0.6%
Martin Marietta Materials, Inc.(a)	4,583	787,680
Vulcan Materials Co.	10,702	1,057,358

		1,845,038

Copper — 1.5%
Antofagasta PLC (Chile)	54,989	550,266
Aurubis AG (Germany)	28,102	1,398,868
First Quantum Minerals Ltd. (Zambia)	118,373	957,250
Southern Copper Corp. (Peru)(a)	68,192	2,098,268

		5,004,652

Diversified Chemicals — 2.5%
BASF SE (Germany)	27,069	1,899,944
DowDuPont, Inc.	88,803	4,749,184
Incitec Pivot Ltd. (Australia)	661,332	1,523,434

		8,172,562

Diversified Metals & Mining — 3.8%
BHP Group Ltd. (Australia)	123,311	2,961,996
Boliden AB (Sweden)	167,158	3,638,644
Independence Group NL (Australia)	618,432	1,663,454
Rio Tinto PLC (Australia)	32,143	1,535,314
Sumitomo Metal Mining Co. Ltd. (Japan)	40,600	1,086,419
Teck Resources Ltd. (Canada) (Class B Stock)	73,827	1,590,234

		12,476,061

Electric Utilities — 3.8%
American Electric Power Co., Inc.	47,201	3,527,803
Duke Energy Corp.	50,361	4,346,154
Evergy, Inc.	41,553	2,358,964
NextEra Energy, Inc.	4,277	743,428
Xcel Energy, Inc.	29,200	1,438,684

		12,415,033

Electrical Components & Equipment — 0.6%
Legrand SA (France)	25,113	1,420,991
SGL Carbon SE (Germany)*(a)	69,712	490,075

		1,911,066

COMMON STOCKS (continued)	Shares	Value
Fertilizers & Agricultural Chemicals — 1.4%
CF Industries Holdings, Inc.	57,184	$2,488,076
Yara International ASA (Norway)	49,951	1,934,993

		4,423,069

Gas Utilities — 2.0%
Atmos Energy Corp.	70,231	6,511,818

Gold — 4.3%
Centamin PLC (Egypt)	615,011	854,538
Evolution Mining Ltd. (Australia)	754,397	1,942,757
Franco-Nevada Corp. (Canada)	18,003	1,262,399
Kirkland Lake Gold Ltd. (Canada)	99,762	2,601,470
New Gold, Inc. (Canada)*(a)	289,585	219,158
Northern Star Resources Ltd. (Australia)	304,887	1,992,476
Osisko Gold Royalties Ltd. (Canada)	120,923	1,060,246
Randgold Resources Ltd. (United Kingdom)	27,934	2,331,374
Saracen Mineral Holdings Ltd. (Australia)*	879,649	1,814,363

		14,078,781

Heavy Electrical Equipment — 0.0%
Bloom Energy Corp. (Class A Stock)*(a)	12,929	129,031

Industrial Gases — 5.2%
Air Liquide SA (France)	22,715	2,827,016
Air Products & Chemicals, Inc.	61,767	9,885,808
Linde PLC (United Kingdom)	27,334	4,265,197

		16,978,021

Industrial Machinery — 2.9%
Flowserve Corp.	23,480	892,710
Mueller Water Products, Inc. (Class A Stock)	106,646	970,479
Pentair PLC (United Kingdom)	45,733	1,727,793
Sandvik AB (Sweden)	109,082	1,570,499
Wartsila OYJ Abp (Finland)	161,815	2,578,350
Xylem, Inc.	25,288	1,687,215

		9,427,046

Integrated Oil & Gas — 15.7%
BP PLC (United Kingdom)	1,306,930	8,275,116
Chevron Corp.	50,524	5,496,506
Exxon Mobil Corp.	85,199	5,809,720
Galp Energia SGPS SA (Portugal)	258,044	4,086,164
Occidental Petroleum Corp.	156,793	9,623,954
Suncor Energy, Inc. (Canada)(a)	73,666	2,060,438
TOTAL SA (France)	296,388	15,684,238

		51,036,136

Metal & Glass Containers — 2.2%
Ball Corp.(a)	125,024	5,748,604
Vidrala SA (Spain)	17,432	1,475,468

		7,224,072

Multi-Utilities — 2.7%
CMS Energy Corp.	41,701	2,070,455
NiSource, Inc.	172,194	4,365,118
Sempra Energy(a)	20,359	2,202,640

		8,638,213

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil & Gas Equipment & Services — 4.7%
Aker Solutions ASA (Norway)(original cost $1,560,414; purchased 4/23/18 - 10/08/18)*(f)	238,887	$1,098,090
Baker Hughes a GE Co.	78,691	1,691,857
Dril-Quip, Inc.*(a)	43,426	1,304,083
Halliburton Co.	75,737	2,013,089
Helix Energy Solutions Group, Inc.*	94,972	513,799
Oil States International, Inc.*	80,800	1,153,824
Schlumberger Ltd.	149,096	5,379,384
Tenaris SA (Luxembourg)	180,609	1,953,872

		15,107,998

Oil & Gas Exploration & Production — 16.8%
Cabot Oil & Gas Corp.	125,029	2,794,398
Cairn Energy PLC (United Kingdom)*	725,308	1,391,394
Canadian Natural Resources Ltd. (Canada)(a)	52,701	1,271,675
Centennial Resource Development, Inc. (Class A Stock)*(a)	197,661	2,178,224
Concho Resources, Inc.*(a)	85,643	8,803,244
ConocoPhillips	40,240	2,508,963
Continental Resources, Inc.*	73,158	2,940,220
Crew Energy, Inc. (Canada)*	47,236	29,756
Diamondback Energy, Inc.(a)	61,670	5,716,809
Encana Corp. (Canada)	273,536	1,581,038
EOG Resources, Inc.	100,487	8,763,471
Jagged Peak Energy, Inc.*(a)	145,373	1,325,802
Kelt Exploration Ltd. (Canada)*	178,379	606,269
Kosmos Energy Ltd. (Ghana)*(a)	417,508	1,699,258
Lundin Petroleum AB (Sweden)	86,712	2,174,107
Magnolia Oil & Gas Corp.*(a)	134,240	1,504,830
Noble Energy, Inc.	52,652	987,752
PDC Energy, Inc.*	33,432	994,936
Pioneer Natural Resources Co.	16,945	2,228,606
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	277,466	2,264,116
Tullow Oil PLC (Ghana)*	370,392	851,980
Whiting Petroleum Corp.*(a)	24,268	550,641
WPX Energy, Inc.*	131,097	1,487,951

		54,655,440

Oil & Gas Refining & Marketing — 3.2%
Marathon Petroleum Corp.(a)	43,696	2,578,501
Phillips 66	24,134	2,079,144
Valero Energy Corp.	78,328	5,872,250

		10,529,895

Oil & Gas Storage & Transportation — 4.2%
Enbridge, Inc. (Canada)(a)	80,720	2,508,778
Koninklijke Vopak NV (Netherlands)	49,023	2,232,260
Plains GP Holdings LP (Class A Stock)*	70,527	1,417,593
TransCanada Corp. (Canada)	212,312	7,579,538

		13,738,169

Packaged Foods & Meats — 1.1%
Cal-Maine Foods, Inc.(a)	23,213	981,910
Sanderson Farms, Inc.(a)	24,802	2,462,591

		3,444,501

COMMON STOCKS (continued)	Shares	Value
Paper Packaging — 1.4%
Avery Dennison Corp.	19,154	$1,720,604
International Paper Co.	29,954	1,208,943
Orora Ltd. (Australia)	764,965	1,658,912

		4,588,459

Paper Products — 0.5%
Mondi PLC (United Kingdom)	70,195	1,465,575

Research & Consulting Services — 0.4%
ALS Ltd. (Australia)	273,571	1,303,665

Specialty Chemicals — 9.6%
Akzo Nobel NV (Netherlands)	38,679	3,121,821
Croda International PLC (United Kingdom)	60,963	3,648,351
GCP Applied Technologies, Inc.*	17,798	436,941
Koninklijke DSM NV (Netherlands)	35,457	2,912,192
PPG Industries, Inc.	48,271	4,934,744
Quaker Chemical Corp.	11,233	1,996,216
RPM International, Inc.	80,895	4,755,008
Sherwin-Williams Co. (The)	10,953	4,309,567
Symrise AG (Germany)	27,051	2,004,186
Umicore SA (Belgium)	38,899	1,557,501
Victrex PLC (United Kingdom)	52,139	1,523,505

		31,200,032

TOTAL COMMON STOCKS (cost $340,394,436)		305,316,834

PREFERRED STOCKS — 2.7%
Electric Utilities — 0.9%
NextEra Energy, Inc., CVT, (PRFC), 6.123%(a)	51,413	2,963,445

Household Products — 0.5%
Henkel AG & Co. KGaA (Germany) (PRFC)	14,724	1,612,529

Multi-Utilities — 0.9%
DTE Energy Co., CVT, (PRFC), 6.500%	29,471	1,522,472
Sempra Energy, CVT, (PRFC), 6.000%	12,421	1,181,361

		2,703,833

Specialty Chemicals — 0.4%
International Flavors & Fragrances, Inc., CVT, (PRFC), 6.000%	27,224	1,380,257

TOTAL PREFERRED STOCKS (cost $8,682,387)		8,660,064

TOTAL LONG-TERM INVESTMENTS (cost $349,076,823)		313,976,898

SHORT-TERM INVESTMENTS — 13.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,744,251	6,744,251
PGIM Institutional Money Market Fund (cost $38,001,608; includes $37,850,408 of cash collateral for securities on loan)(b)(w)	38,004,148	38,000,347

TOTAL SHORT-TERM INVESTMENTS (cost $44,745,859)		44,744,598

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL INVESTMENTS — 110.4% (cost $393,822,682)	$358,721,496
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.4)%	(33,791,338)

NET ASSETS — 100.0%	$324,930,158

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,668,740; cash collateral of $37,850,408 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $1,560,414. The aggregate value of $1,098,090 is 0.3% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$17,887,010	$—
Belgium	—	1,557,501	—
Canada	24,635,115	—	—
Chile	—	550,266	—
Egypt	—	854,538	—
Finland	—	2,578,350	—
France	—	19,932,245	—
Germany	—	5,793,073	—
Ghana	1,699,258	851,980	—
Japan	—	1,086,419	—
Luxembourg	1,040,449	1,953,872	—
Netherlands	—	8,266,273	—
Norway	—	3,033,083	—
Peru	2,098,268	—	—
Portugal	—	4,086,164	—
Spain	—	1,475,468	—
Sweden	—	7,383,250	—
United Kingdom	5,992,990	18,635,315	—
United States	172,968,697	—	—
Zambia	957,250	—	—
Preferred Stocks
Germany	—	1,612,529	—
United States	7,047,535	—	—
Affiliated Mutual Funds	44,744,598	—	—

Total	$261,184,160	$97,537,336	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Oil & Gas Exploration & Production	16.8%
Integrated Oil & Gas	15.7
Affiliated Mutual Funds (11.6% represents investments purchased with collateral from securities on loan)	13.8
Specialty Chemicals	10.0
Industrial Gases	5.2
Electric Utilities	4.7
Oil & Gas Equipment & Services	4.7
Gold	4.3
Oil & Gas Storage & Transportation	4.2
Diversified Metals & Mining	3.8
Multi-Utilities	3.6
Oil & Gas Refining & Marketing	3.2
Industrial Machinery	2.9
Diversified Chemicals	2.5
Metal & Glass Containers	2.2
Gas Utilities	2.0

Copper	1.5%
Paper Packaging	1.4
Fertilizers & Agricultural Chemicals	1.4
Packaged Foods & Meats	1.1
Construction & Engineering	1.1
Agricultural & Farm Machinery	0.9
Electrical Components & Equipment	0.6
Construction Materials	0.6
Household Products	0.5
Aluminum	0.5
Paper Products	0.5
Research & Consulting Services	0.4
Commodity Chemicals	0.3
Biotechnology	0.0 *
Heavy Electrical Equipment	0.0 *

110.4
Liabilities in excess of other assets	(10.4)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$35,668,740	$(35,668,740)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $35,668,740:
Unaffiliated investments (cost $349,076,823)	$313,976,898
Affiliated investments (cost $44,745,859)	44,744,598
Cash	9,256
Foreign currency, at value (cost $169,108)	169,791
Receivable for Portfolio shares sold	2,619,640
Receivable for investments sold	1,136,378
Tax reclaim receivable	861,142
Dividends and interest receivable	751,220
Receivable from affiliate	58,939
Prepaid expenses	5,461

Total Assets	364,333,323

LIABILITIES:
Payable to broker for collateral for securities on loan	37,850,408
Payable to affiliate	741,976
Payable for investments purchased	447,653
Accrued expenses and other liabilities	199,649
Management fees payable	149,692
Distribution fee payable	13,322
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	96

Total Liabilities	39,403,165

NET ASSETS	$324,930,158

Net assets were comprised of:
Partners equity	$324,930,158

Net asset value and redemption price per share, $324,930,158 / 16,862,226 outstanding shares of beneficial interest	$19.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $593,894, of which $11,384 is reimbursable by an affiliate)	$11,259,386
Income from securities lending, net (including affiliated income of $267,906)	450,942
Affiliated dividend income	51,306

11,761,634

EXPENSES
Management fees	3,502,259
Distribution fee	1,201,474
Custodian and accounting fees	135,889
Audit fee	26,200
Trustees’ fees	14,591
Legal fees and expenses	11,675
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,032
Miscellaneous	38,349

Total expenses	4,942,456
Less: Fee waivers and/or expense reimbursement	(57,671)

Net expenses	4,884,785

NET INVESTMENT INCOME (LOSS)	6,876,849

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(13,468))	9,691,686
Foreign currency transactions	(50,796)

9,640,890

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,605)	(91,529,337)
Foreign currencies	(11,096)

(91,540,433)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(81,899,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(75,022,694)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,876,849	$10,707,076
Net realized gain (loss) on investment and foreign currency transactions	9,640,890	31,097,962
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(91,540,433)	4,263,997

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(75,022,694)	46,069,035

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,517,679 and 8,221,386 shares, respectively]	32,956,298	173,833,830
Portfolio share repurchased [8,150,515 and 9,934,755 shares, respectively]	(176,360,352)	(205,285,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(143,404,054)	(31,451,260)

CAPITAL CONTRIBUTIONS	254,207	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(218,172,541)	14,617,775
NET ASSETS:
Beginning of year	543,102,699	528,484,924

End of year	$324,930,158	$543,102,699

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 54.9%

SOVEREIGN BONDS — 50.3%
Argentina — 2.9%
Argentina Bonar Bonds,
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
50.225%(c)	04/03/22	ARS	5,730	$142,261
Argentina POM Politica Monetaria,
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
59.257%(c)	06/21/20	ARS	1,350	38,137
Argentine Bonos del Tesoro,
Bonds
15.500%	10/17/26	ARS	176,989	3,582,443
16.000%	10/17/23	ARS	97,317	2,160,877
Unsec’d. Notes
18.200%	10/03/21	ARS	90,914	1,833,489
Bonos de la Nacion Argentina con Ajuste por CER,
Bonds
3.750%	02/08/19	ARS	6,504	244,779
4.000%	03/06/20	ARS	510	17,015
Bonos de la Nacion Argentina en Moneda Dua,
Unsec’d. Notes
4.500%	02/13/20		1,077	998,918

				9,017,919

Brazil — 12.3%
Brazil Notas do Tesouro Nacional,
Series F, Notes
10.000%	01/01/19	BRL	2,870	740,411
10.000%	01/01/21	BRL	3,930	1,060,582
10.000%	01/01/23	BRL	47,763	12,910,306
10.000%	01/01/25	BRL	37,849	10,185,402
10.000%	01/01/27	BRL	49,363	13,314,196

				38,210,897

Colombia — 3.9%
Colombia Government International Bond,
Sr. Unsec’d. Notes
4.375%	03/21/23	COP	37,000	10,779
7.750%	04/14/21	COP	245,000	78,498
9.850%	06/28/27	COP	59,000	22,241
Colombian TES,
Bonds
6.000%	04/28/28	COP	4,648,800	1,356,651
7.000%	09/11/19	COP	412,000	128,772
7.000%	05/04/22	COP	1,048,000	335,502
7.000%	06/30/32	COP	674,000	204,738
7.500%	08/26/26	COP	8,710,500	2,826,054
7.750%	09/18/30	COP	15,816,700	5,168,596
10.000%	07/24/24	COP	4,494,000	1,627,945
11.000%	07/24/20	COP	903,000	301,551

				12,061,327

Ghana — 1.7%
Ghana Treasury Notes,
Notes
17.180%	01/06/20	GHC	50	10,000
21.000%	01/07/19	GHC	120	24,498

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ghana (continued)
Republic of Ghana Government Bonds,
Bonds
16.500%	03/22/21	GHC	220	$42,529
16.500%	02/06/23	GHC	2,220	397,574
17.600%	11/28/22	GHC	100	18,766
18.250%	09/21/20	GHC	100	20,053
18.250%	07/25/22	GHC	23,550	4,558,588
18.500%	06/01/20	GHC	60	12,105
19.750%	03/15/32	GHC	265	52,074
21.500%	03/09/20	GHC	80	16,667
24.750%	03/01/21	GHC	100	22,205
24.750%	07/19/21	GHC	130	28,508
Unsec’d. Notes
16.250%	05/17/21	GHC	820	157,256

				5,360,823

Indonesia — 10.1%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
5.625%	05/15/23	IDR	46,670,000	2,977,728
7.000%	05/15/22	IDR	121,498,000	8,220,100
8.375%	03/15/24	IDR	66,672,000	4,710,623
8.375%	09/15/26	IDR	91,314,000	6,456,363
8.375%	03/15/34	IDR	47,530,000	3,328,355
8.750%	05/15/31	IDR	34,700,000	2,513,800
9.000%	03/15/29	IDR	17,887,000	1,309,036
10.250%	07/15/22	IDR	14,584,000	1,078,833
10.500%	08/15/30	IDR	2,810,000	227,191
12.800%	06/15/21	IDR	8,277,000	639,796
12.900%	06/15/22	IDR	909,000	72,200

				31,534,025

Mexico — 9.3%
Mexican Bonos,
Bonds
6.500%	06/10/21	MXN	112,510	5,464,522
8.000%	06/11/20	MXN	98,130	4,956,197
Sr. Unsec’d. Notes
5.000%	12/11/19	MXN	328,930	16,195,807
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20	MXN	53,651	2,421,079

				29,037,605

Philippines — 4.3%
Philippine Government Bond,
Sr. Unsec’d. Notes
3.875%	11/22/19	PHP	719,810	13,334,971

South Korea — 0.3%
Korea Treasury Bond,
Sr. Unsec’d. Notes
1.250%	12/10/19	KRW	950,000	846,935

Thailand — 4.6%
Thailand Government Bond,
Sr. Unsec’d. Notes
3.875%	06/13/19	THB	465,870	14,448,266

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ukraine — 0.9%
Ukraine Government International Bond,
Sr. Unsec’d. Notes, 144A
3.308%(s)	05/31/40		4,768	$2,741,599

TOTAL SOVEREIGN BONDS (cost $178,461,293)				156,594,367

FOREIGN BONDS — 4.6%
South Korea — 4.5%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes
1.750%(s)	03/12/19	KRW	1,290,000	1,152,379
1.850%	10/02/19	KRW	3,110,000	2,787,352
1.870%	11/09/19	KRW	1,940,000	1,738,838
2.050%	10/05/20	KRW	1,330,000	1,195,377
2.060%	12/02/19	KRW	7,988,000	7,172,727

				14,046,673

Thailand — 0.1%
Bank of Thailand Bond,
Sr. Unsec’d. Notes
1.490%	08/28/19	THB	3,590	110,086
1.590%	02/20/19	THB	4,000	122,836

				232,922

TOTAL FOREIGN BONDS (cost $14,500,229)				14,279,595

TOTAL LONG-TERM INVESTMENTS (cost $192,961,522)				170,873,962

		Shares

SHORT-TERM INVESTMENTS — 41.0%
AFFILIATED MUTUAL FUND — 0.0%
PGIM Institutional Money Market Fund (cost $1,549)(w)			1,549	1,549

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY BILLS(n) — 15.2%
Argentina — 2.0%
Argentina Treasury Bills,
39.807%	03/29/19	ARS	4,995	147,489
50.077%	10/31/19	ARS	47,045	1,379,745
50.507%	09/30/19	ARS	88,000	2,681,360
51.941%	04/30/20	ARS	19,831	572,656
53.929%	05/31/19	ARS	40,526	1,174,027
54.947%	04/30/19	ARS	12,953	382,989

				6,338,266

Brazil — 0.7%
Brazil Letras do Tesouro Nacional,
8.835%	07/01/21	BRL	7,340	1,571,564
10.193%	07/01/20	BRL	2,170	506,659

				2,078,223

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY BILLS(n) (continued)
Mexico — 12.5%
Mexico Cetes,
8.002%	03/28/19	MXN	1,767,902	$8,819,561
8.007%	05/23/19	MXN	2,149,737	10,584,406
8.029%	02/14/19	MXN	620,842	3,126,964
8.033%	02/28/19	MXN	231,290	1,161,220
8.060%	03/14/19	MXN	114,591	573,487
8.103%	07/04/19	MXN	407,600	1,986,795
8.107%	09/12/19	MXN	519,880	2,493,720
8.113%	07/18/19	MXN	684,898	3,327,715
8.170%	04/25/19	MXN	44,550	2,204,242
8.287%	01/31/19	MXN	503,409	2,543,590
8.520%	06/06/19	MXN	315,737	1,549,367
8.670%	11/07/19	MXN	118,401	560,737

				38,931,804

TOTAL FOREIGN TREASURY BILLS (cost $46,491,716)				47,348,293

U.S. GOVERNMENT AGENCY OBLIGATION(n) — 8.0%
Federal Home Loan Bank
2.150%	01/02/19		24,830	24,829,999

(cost $24,828,517)
U.S. TREASURY OBLIGATIONS(n) — 17.8%
U.S. Treasury Bills
1.983%	01/31/19		2,196	2,191,949
2.047%	02/28/19		3,237	3,224,796
2.308%	01/15/19		14,000	13,988,505
2.364%	02/28/19		34,960	34,828,190
U.S. Treasury Notes
2.750%	02/15/19		1,036	1,036,439

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,270,895)				55,269,879

TOTAL SHORT-TERM INVESTMENTS (cost $126,592,677)				127,449,720

TOTAL INVESTMENTS — 95.9% (cost $319,554,199)				298,323,682
OTHER ASSETS IN EXCESS OF LIABILITIES(Z) — 4.1%				12,861,204

NET ASSETS — 100.0%				$311,184,886

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	INR	340,557	$4,570,008	$4,871,595	$301,587	$—
Expiring 01/14/19	JPMorgan Chase Bank, N.A.	INR	267,520	3,578,626	3,825,452	246,826	—
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	INR	267,496	3,553,814	3,824,644	270,830	—
Expiring 01/17/19	JPMorgan Chase Bank, N.A.	INR	92,073	1,228,377	1,316,143	87,766	—
Expiring 02/04/19	JPMorgan Chase Bank, N.A.	INR	402,975	5,379,022	5,748,468	369,446	—
Expiring 02/26/19	JPMorgan Chase Bank, N.A.	INR	577,721	7,949,927	8,222,530	272,603	—
Expiring 03/29/19	Deutsche Bank AG	INR	350,634	4,710,923	4,974,721	263,798	—

				$30,970,697	$32,783,553	1,812,856	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/09/19	Citibank, N.A.	AUD	114	$80,826	$80,417	$409	$—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	1,070	755,990	754,008	1,982	—
Expiring 01/14/19	JPMorgan Chase Bank, N.A.	AUD	2,141	1,520,419	1,508,116	12,303	—
Expiring 01/15/19	Citibank, N.A.	AUD	1,142	812,067	804,387	7,680	—
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	AUD	6,247	4,449,288	4,401,143	48,145	—
Expiring 01/22/19	JPMorgan Chase Bank, N.A.	AUD	21,859	15,608,420	15,403,693	204,727	—
Expiring 02/01/19	Citibank, N.A.	AUD	114	81,265	80,456	809	—
Expiring 02/13/19	Citibank, N.A.	AUD	1,142	809,239	804,806	4,433	—
Expiring 02/13/19	JPMorgan Chase Bank, N.A.	AUD	1,070	759,075	754,468	4,607	—
Expiring 02/15/19	JPMorgan Chase Bank, N.A.	AUD	3,123	2,303,319	2,201,783	101,536	—
Expiring 02/15/19	JPMorgan Chase Bank, N.A.	AUD	3,123	2,254,737	2,201,782	52,955	—
Expiring 02/19/19	JPMorgan Chase Bank, N.A.	AUD	205	149,125	144,526	4,599	—
Expiring 02/20/19	JPMorgan Chase Bank, N.A.	AUD	175	128,253	123,377	4,876	—
Expiring 02/21/19	Citibank, N.A.	AUD	2,440	1,781,737	1,720,260	61,477	—
Expiring 03/13/19	Citibank, N.A.	AUD	1,146	827,740	807,969	19,771	—
Euro,
Expiring 01/07/19	Deutsche Bank AG	EUR	1,860	2,164,956	2,132,418	32,538	—
Expiring 01/07/19	Goldman Sachs Bank USA	EUR	4,160	4,752,633	4,769,280	—	(16,647)
Expiring 01/11/19	HSBC Bank PLC	EUR	2,191	2,534,488	2,512,294	22,194	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	6,836	7,882,675	7,840,244	42,431	—
Expiring 01/15/19	Deutsche Bank AG	EUR	2,053	2,394,877	2,354,782	40,095	—
Expiring 01/22/19	UBS AG	EUR	3,925	4,550,139	4,505,468	44,671	—
Expiring 01/29/19	Citibank, N.A.	EUR	5,330	6,139,186	6,122,085	17,101	—
Expiring 01/29/19	Goldman Sachs Bank USA	EUR	273	313,449	313,013	436	—
Expiring 01/31/19	Deutsche Bank AG	EUR	2,424	2,781,179	2,784,315	—	(3,136)
Expiring 01/31/19	HSBC Bank PLC	EUR	5,863	6,731,123	6,736,025	—	(4,902)
Expiring 02/01/19	Citibank, N.A.	EUR	744	853,632	854,959	—	(1,327)
Expiring 02/01/19	JPMorgan Chase Bank, N.A.	EUR	3,035	3,472,131	3,487,165	—	(15,034)
Expiring 02/08/19	JPMorgan Chase Bank, N.A.	EUR	2,787	3,190,034	3,203,965	—	(13,931)
Expiring 02/11/19	JPMorgan Chase Bank, N.A.	EUR	3,734	4,276,043	4,293,270	—	(17,227)
Expiring 02/19/19	Bank of America, N.A.	EUR	4,903	5,587,981	5,641,508	—	(53,527)
Expiring 02/19/19	Deutsche Bank AG	EUR	3,666	4,173,712	4,217,652	—	(43,940)
Expiring 02/19/19	JPMorgan Chase Bank, N.A.	EUR	3,418	3,887,058	3,932,867	—	(45,809)
Expiring 02/21/19	UBS AG	EUR	3,925	4,523,942	4,516,412	7,530	—
Expiring 02/28/19	Deutsche Bank AG	EUR	2,424	2,762,791	2,791,497	—	(28,706)
Expiring 02/28/19	Goldman Sachs Bank USA	EUR	544	622,612	625,789	—	(3,177)
Expiring 02/28/19	Goldman Sachs Bank USA	EUR	271	308,435	312,038	—	(3,603)
Expiring 03/04/19	Bank of America, N.A.	EUR	26,380	30,247,309	30,384,637	—	(137,328)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/06/19	Deutsche Bank AG	EUR	1,860	$2,129,016	$2,142,743	$—	$(13,727)
Expiring 03/11/19	Deutsche Bank AG	EUR	13,408	15,407,938	15,453,093	—	(45,155)
Expiring 03/12/19	Deutsche Bank AG	EUR	2,053	2,359,934	2,365,775	—	(5,841)
Expiring 03/18/19	Bank of America, N.A.	EUR	2,452	2,786,096	2,827,259	—	(41,163)
Japanese Yen,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	JPY	545,527	4,831,431	4,978,838	—	(147,407)
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	JPY	610,900	5,396,786	5,577,767	—	(180,981)
Expiring 01/11/19	Barclays Bank PLC	JPY	230,430	2,094,971	2,104,266	—	(9,295)
Expiring 01/11/19	Goldman Sachs Bank USA	JPY	99,910	908,025	912,369	—	(4,344)
Expiring 01/11/19	HSBC Bank PLC	JPY	607,600	5,408,653	5,548,547	—	(139,894)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	610,900	5,550,533	5,578,682	—	(28,149)
Expiring 01/15/19	HSBC Bank PLC	JPY	245,410	2,181,112	2,241,797	—	(60,685)
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	JPY	227,370	2,030,742	2,077,004	—	(46,262)
Expiring 01/16/19	JPMorgan Chase Bank, N.A.	JPY	226,190	2,078,952	2,066,394	12,558	—
Expiring 01/17/19	Barclays Bank PLC	JPY	655,550	5,912,167	5,989,371	—	(77,204)
Expiring 01/18/19	HSBC Bank PLC	JPY	161,270	1,424,068	1,473,549	—	(49,481)
Expiring 01/22/19	Barclays Bank PLC	JPY	70,195	630,111	641,593	—	(11,482)
Expiring 01/25/19	Citibank, N.A.	JPY	133,855	1,242,758	1,223,757	19,001	—
Expiring 01/25/19	JPMorgan Chase Bank, N.A.	JPY	206,000	1,910,964	1,883,337	27,627	—
Expiring 02/01/19	JPMorgan Chase Bank, N.A.	JPY	825,288	7,372,858	7,549,324	—	(176,466)
Expiring 02/01/19	Standard Charted Bank	JPY	319,400	2,854,334	2,921,711	—	(67,377)
Expiring 02/12/19	JPMorgan Chase Bank, N.A.	JPY	320,140	3,000,487	2,930,826	69,661	—
Expiring 02/13/19	Barclays Bank PLC	JPY	215,933	1,929,599	1,976,976	—	(47,377)
Expiring 02/19/19	JPMorgan Chase Bank, N.A.	JPY	1,122,222	10,273,654	10,278,990	—	(5,336)
Expiring 02/20/19	Bank of America, N.A.	JPY	163,717	1,464,401	1,499,676	—	(35,275)
Expiring 02/21/19	Bank of America, N.A.	JPY	326,957	2,919,257	2,995,196	—	(75,939)
Expiring 02/21/19	Citibank, N.A.	JPY	163,729	1,503,490	1,499,890	3,600	—
Expiring 02/28/19	JPMorgan Chase Bank, N.A.	JPY	35,900	317,798	329,042	—	(11,244)
Expiring 03/04/19	JPMorgan Chase Bank, N.A.	JPY	545,527	4,854,756	5,001,821	—	(147,065)
Expiring 03/11/19	Barclays Bank PLC	JPY	319,440	2,858,268	2,930,836	—	(72,568)
Expiring 03/11/19	Citibank, N.A.	JPY	339,920	3,036,844	3,118,738	—	(81,894)
Expiring 03/11/19	Citibank, N.A.	JPY	172,800	1,549,019	1,585,426	—	(36,407)
Expiring 03/11/19	HSBC Bank PLC	JPY	258,800	2,312,376	2,374,468	—	(62,092)
Expiring 03/12/19	Deutsche Bank AG	JPY	81,300	725,779	745,991	—	(20,212)
Expiring 03/18/19	Bank of America, N.A.	JPY	163,717	1,451,432	1,503,095	—	(51,663)
Expiring 03/18/19	Citibank, N.A.	JPY	163,729	1,452,917	1,503,199	—	(50,282)
Expiring 03/18/19	HSBC Bank PLC	JPY	161,270	1,430,517	1,480,628	—	(50,111)
Expiring 03/18/19	JPMorgan Chase Bank, N.A.	JPY	95,900	851,247	880,463	—	(29,216)
Expiring 03/20/19	Citibank, N.A.	JPY	219,010	1,978,678	2,011,124	—	(32,446)
Expiring 03/22/19	JPMorgan Chase Bank, N.A.	JPY	35,900	322,123	329,725	—	(7,602)
Expiring 04/15/19	Deutsche Bank AG	JPY	303,400	2,739,145	2,792,497	—	(53,352)
Expiring 04/22/19	HSBC Bank PLC	JPY	328,108	2,971,429	3,021,685	—	(50,256)
Expiring 05/20/19	Barclays Bank PLC	JPY	70,195	626,414	647,977	—	(21,563)
Expiring 05/21/19	Bank of America, N.A.	JPY	327,845	2,948,167	3,026,625	—	(78,458)
South Korean Won,
Expiring 03/20/19	Citibank, N.A.	KRW	1,245,000	1,108,243	1,118,938	—	(10,695)
Expiring 05/21/19	Citibank, N.A.	KRW	1,296,000	1,153,743	1,167,958	—	(14,215)
Expiring 05/29/19	Deutsche Bank AG	KRW	11,797,000	10,515,666	10,635,279	—	(119,613)
Expiring 06/07/19	Goldman Sachs Bank USA	KRW	2,198,000	1,985,547	1,982,346	3,201	—

				$279,264,330	$281,049,465	872,953	(2,658,088)

						$2,685,809	$(2,658,088)

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,768	01/27/25	1.973%(S)	3 Month LIBOR(1)(Q)	$—	$148,510	$148,510
2,980	01/29/25	1.937%(S)	3 Month LIBOR(1)(Q)	—	99,515	99,515
2,520	01/30/25	1.942%(S)	3 Month LIBOR(1)(Q)	—	83,529	83,529
3,980	02/03/25	1.817%(S)	3 Month LIBOR(1)(Q)	—	162,367	162,367
1,350	03/27/25	1.978%(S)	3 Month LIBOR(1)(Q)	—	42,190	42,190
1,350	03/27/25	1.985%(S)	3 Month LIBOR(1)(Q)	—	41,594	41,594
14,690	07/02/25	2.449%(S)	3 Month LIBOR(1)(Q)	—	51,516	51,516
8,150	03/31/44	3.489%(S)	3 Month LIBOR(1)(Q)	—	(1,002,330)	(1,002,330)
11,800	11/19/46	2.378%(S)	3 Month LIBOR(1)(Q)	—	1,082,769	1,082,769
3,500	03/13/47	2.794%(S)	3 Month LIBOR(1)(Q)	—	6,986	6,986
1,800	04/16/47	2.537%(S)	3 Month LIBOR(1)(Q)	—	108,712	108,712
9,100	07/29/47	2.587%(S)	3 Month LIBOR(1)(Q)	—	399,479	399,479
4,344	02/20/48	2.980%(S)	3 Month LIBOR(1)(Q)	—	(159,362)	(159,362)
4,344	02/22/48	3.002%(S)	3 Month LIBOR(1)(Q)	—	(181,145)	(181,145)
4,344	02/23/48	3.019%(S)	3 Month LIBOR(1)(Q)	—	(194,727)	(194,727)

				$—	$689,603	$689,603

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$1,237,070	$—
JPMorgan Securities LLC	3,698,768	—

Total	$4,935,838	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Sovereign Bonds
Argentina	$—	$9,017,919	$—
Brazil	—	38,210,897	—
Colombia	—	12,061,327	—
Ghana	—	5,360,823	—
Indonesia	—	31,534,025	—
Mexico	—	29,037,605	—
Philippines	—	13,334,971	—
South Korea	—	846,935	—
Thailand	—	14,448,266	—
Ukraine	—	2,741,599	—
Foreign Bonds	—	14,279,595	—
Foreign Treasury Bills	—	47,348,293	—
U.S. Government Agency Obligation	—	24,829,999	—
U.S. Treasury Obligations	—	55,269,879	—
Affiliated Mutual Fund	1,549	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	27,721	—
Centrally Cleared Interest Rate Swap Agreements	—	689,603	—

Total	$1,549	$299,039,457	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Sovereign Bonds	50.3%
U.S. Treasury Obligations	17.8
Foreign Treasury Bills	15.2

U.S. Government Agency Obligation	8.0%
Foreign Bonds	4.6
Affiliated Mutual Fund	0.0 *

95.9
Other assets in excess of liabilities	4.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$2,685,809		Unrealized depreciation on OTC forward foreign currency exchange contracts	$2,658,088
Interest rate contracts	Due from/to broker — variation margin swaps	2,227,167	*	Due from/to broker — variation margin swaps	1,537,564	*

Total		$4,912,976			$4,195,652

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$7,207,912	$—
Interest rate contracts	—	191,744

Total	$7,207,912	$191,744

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$3,812,349	$—
Interest rate contracts	—	2,015,743

Total	$3,812,349	$2,015,743

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts-Purchased(1)	Forward Foreign Currency Exchange Contracts-Sold(1)	Interest Rate Swap Agreements(2)
$36,671,428	$292,127,853	$77,844,000

(1)	Value at Settlement Date.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$—	$(473,353)	$(473,353)	$360,000	$(113,353)
Barclays Bank PLC	—	(239,489)	(239,489)	—	(239,489)
Citibank NA	134,281	(227,266)	(92,985)	—	(92,985)
Deutsche Bank AG	336,431	(333,682)	2,749	(2,749)	—
Goldman Sachs Bank USA	3,637	(27,771)	(24,134)	—	(24,134)
HSBC Bank PLC	22,194	(417,421)	(395,227)	269,000	(126,227)
JPMorgan Chase Bank, N.A.	2,137,065	(871,729)	1,265,336	(1,265,336)	—
Standard Charted Bank	—	(67,377)	(67,377)	—	(67,377)
UBS AG	52,201	—	52,201	(52,201)	—

	$2,685,809	$(2,658,088)	$27,721	$(691,286)	$(663,565)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $319,552,650)	$298,322,133
Affiliated investments (cost $1,549)	1,549
Cash	9,918,375
Foreign currency, at value (cost $329,162)	325,131
Deposit with broker for centrally cleared/exchange-traded derivatives	4,935,838
Interest receivable	3,705,033
Unrealized appreciation on OTC forward foreign currency contracts	2,685,809
Cash segregated for counterparty - OTC	629,000
Tax reclaim receivable	426,354
Receivable for Portfolio shares sold	85,336
Receivable from affiliate	4,092
Prepaid expenses	6,789

Total Assets	321,045,439

LIABILITIES:
Payable for Portfolio shares repurchased	6,319,893
Unrealized depreciation on OTC forward foreign currency contracts	2,658,088
Payable to affiliate	426,354
Due to broker-variation margin swaps	272,865
Management fees payable	115,005
Accrued expenses and other liabilities	54,901
Distribution fee payable	13,078
Affiliated transfer agent fee payable	369

Total Liabilities	9,860,553

NET ASSETS	$311,184,886

Net assets were comprised of:
Partners Equity	$311,184,886

Net asset value and redemption price per share, $311,184,886 / 27,742,559 outstanding shares of beneficial interest	$11.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $738,015, of which $245,412 is reimbursable by an affiliate)	$17,744,153
Income from securities lending, net (including affiliated income of $4,975)	5,068

17,749,221

EXPENSES
Management fees	2,198,485
Distribution fee	870,878
Custodian and accounting fees	69,765
Audit fee	40,955
Trustees’ fees	13,360
Legal fees and expenses	11,230
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,988
Shareholders’ reports	5,714
Miscellaneous	27,476

Total expenses	3,244,851

NET INVESTMENT INCOME (LOSS)	14,504,370

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,545)	5,092,862
Swap agreements transactions	191,744
Forward currency contracts transactions	7,207,912
Foreign currency transactions	(5,589,315)

6,903,203

Net change in unrealized appreciation (depreciation) on:
Investments	(22,349,115)
Swap agreements	2,015,743
Forward currency contracts	3,812,349
Foreign currencies	1,405

(16,519,618)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(9,616,415)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,887,955

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$14,504,370	$13,425,945
Net realized gain (loss) on investment and foreign currency transactions	6,903,203	(4,082,650)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,519,618)	(2,267,983)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,887,955	7,075,312

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,824,341 and 3,745,088 shares, respectively]	20,174,440	41,504,087
Portfolio share repurchased [6,863,555 and 2,554,045 shares, respectively]	(76,302,569)	(28,288,284)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(56,128,129)	13,215,803

CAPITAL CONTRIBUTIONS	1,673,128	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,567,046)	20,291,115
NET ASSETS:
Beginning of year	360,751,932	340,460,817

End of year	$311,184,886	$360,751,932

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.3%
TransDigm Group, Inc.*	37,461	$12,738,988

Airlines — 1.7%
Alaska Air Group, Inc.(a)	85,068	5,176,388

Auto Components — 2.2%
Dana, Inc.	469,844	6,403,974

Banks — 4.7%
Fifth Third Bancorp	196,239	4,617,504
Pinnacle Financial Partners, Inc.(a)	64,940	2,993,733
Signature Bank	62,285	6,403,521

		14,014,758

Chemicals — 4.9%
Ashland Global Holdings, Inc.	130,034	9,227,213
Eastman Chemical Co.	72,897	5,329,500

		14,556,713

Commercial Services & Supplies — 3.4%
Republic Services, Inc.	139,019	10,021,880

Consumer Finance — 4.0%
Ally Financial, Inc.	522,042	11,829,472

Containers & Packaging — 4.6%
Owens-Illinois, Inc.*	423,220	7,296,313
Packaging Corp. of America	78,091	6,517,475

		13,813,788

Diversified Consumer Services — 2.5%
Adtalem Global Education, Inc.*	158,928	7,520,473

Electric Utilities — 8.3%
Evergy, Inc.	84,604	4,802,969
FirstEnergy Corp.(a)	199,257	7,482,100
PG&E Corp.*	522,534	12,410,183

		24,695,252

Equity Real Estate Investment Trusts (REITs) — 10.1%
AvalonBay Communities, Inc.	42,067	7,321,761
EPR Properties(a)	134,742	8,627,530
Lamar Advertising Co. (Class A Stock)	132,731	9,182,331
MGM Growth Properties LLC (Class A Stock)(a)	187,636	4,955,467

		30,087,089

Gas Utilities — 2.3%
UGI Corp.	128,534	6,857,289

Health Care Equipment & Supplies — 3.6%
Zimmer Biomet Holdings, Inc.	104,806	10,870,478

Health Care Providers & Services — 5.6%
MEDNAX, Inc.*	95,507	3,151,730
Universal Health Services, Inc. (Class B Stock)	114,932	13,396,474

		16,548,204

Hotels, Restaurants & Leisure — 2.3%
Wyndham Destinations, Inc.	191,456	6,861,783

Household Durables — 1.7%
D.R. Horton, Inc.	149,715	5,189,122

Household Products — 2.3%
Spectrum Brands Holdings, Inc.(a)	161,523	6,824,347

Insurance — 4.6%
Assurant, Inc.	55,685	4,980,466

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Fidelity National Financial, Inc.	276,772	$8,701,712

		13,682,178

Internet & Direct Marketing Retail — 1.1%
Qurate Retail, Inc.*	167,772	3,274,909

IT Services — 1.7%
Alliance Data Systems Corp.(a)	33,940	5,093,715

Machinery — 2.7%
Dover Corp.	112,471	7,979,817

Media — 1.7%
Altice USA, Inc. (Class A Stock)(a)	310,430	5,128,304

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
MFA Financial, Inc.	559,180	3,735,322

Oil, Gas & Consumable Fuels — 7.0%
EQT Corp.(a)	366,495	6,923,090
Equitrans Midstream Corp.*	290,090	5,807,602
Murphy Oil Corp.	351,770	8,227,900

		20,958,592

Semiconductors & Semiconductor Equipment — 2.7%
Marvell Technology Group Ltd.	492,012	7,965,674

Specialty Retail — 2.1%
Aaron’s, Inc.	148,814	6,257,629

Trading Companies & Distributors — 2.5%
AerCap Holdings NV (Ireland)*	190,053	7,526,099

TOTAL LONG-TERM INVESTMENTS (cost $300,119,624)		285,612,237

SHORT-TERM INVESTMENTS — 16.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	11,303,113	11,303,113
PGIM Institutional Money Market Fund (cost $37,451,880; includes $37,390,103 of cash collateral for securities on loan)(b)(w)	37,453,255	37,449,510

TOTAL SHORT-TERM INVESTMENTS (cost $48,754,992)		48,752,623

TOTAL INVESTMENTS — 112.3% (cost $348,874,616)		334,364,860
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.3)%		(36,558,649)

NET ASSETS — 100.0%		$297,806,211

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,451,259; cash collateral of $37,390,103 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,738,988	$—	$—
Airlines	5,176,388	—	—
Auto Components	6,403,974	—	—
Banks	14,014,758	—	—
Chemicals	14,556,713	—	—
Commercial Services & Supplies	10,021,880	—	—
Consumer Finance	11,829,472	—	—
Containers & Packaging	13,813,788	—	—
Diversified Consumer Services	7,520,473	—	—
Electric Utilities	24,695,252	—	—
Equity Real Estate Investment Trusts (REITs)	30,087,089	—	—
Gas Utilities	6,857,289	—	—
Health Care Equipment & Supplies	10,870,478	—	—
Health Care Providers & Services	16,548,204	—	—
Hotels, Restaurants & Leisure	6,861,783	—	—
Household Durables	5,189,122	—	—
Household Products	6,824,347	—	—
Insurance	13,682,178	—	—
Internet & Direct Marketing Retail	3,274,909	—	—
IT Services	5,093,715	—	—
Machinery	7,979,817	—	—
Media	5,128,304	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,735,322	—	—
Oil, Gas & Consumable Fuels	20,958,592	—	—
Semiconductors & Semiconductor Equipment	7,965,674	—	—
Specialty Retail	6,257,629	—	—
Trading Companies & Distributors	7,526,099	—	—
Affiliated Mutual Funds	48,752,623	—	—

Total	$334,364,860	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (12.6% represents investments purchased with collateral from securities on loan)	16.4%
Equity Real Estate Investment Trusts (REITs)	10.1
Electric Utilities	8.3
Oil, Gas & Consumable Fuels	7.0
Health Care Providers & Services	5.6
Chemicals	4.9
Banks	4.7
Containers & Packaging	4.6
Insurance	4.6
Aerospace & Defense	4.3
Consumer Finance	4.0
Health Care Equipment & Supplies	3.6
Commercial Services & Supplies	3.4
Machinery	2.7
Semiconductors & Semiconductor Equipment	2.7

Trading Companies & Distributors	2.5%
Diversified Consumer Services	2.5
Hotels, Restaurants & Leisure	2.3
Gas Utilities	2.3
Household Products	2.3
Auto Components	2.2
Specialty Retail	2.1
Household Durables	1.7
Airlines	1.7
Media	1.7
IT Services	1.7
Mortgage Real Estate Investment Trusts (REITs)	1.3
Internet & Direct Marketing Retail	1.1

112.3
Liabilities in excess of other assets	(12.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$36,451,259	$(36,451,259)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $36,451,259:
Unaffiliated investments (cost $300,119,624)	$285,612,237
Affiliated investments (cost $48,754,992)	48,752,623
Receivable for Portfolio shares sold	668,262
Dividends and interest receivable	610,589
Receivable for investments sold	6,565
Prepaid expenses	2,938

Total Assets	335,653,214

LIABILITIES:
Payable to broker for collateral for securities on loan	37,390,103
Payable for Portfolio shares repurchased	215,235
Management fees payable	123,358
Accrued expenses and other liabilities	106,014
Distribution fee payable	11,924
Affiliated transfer agent fee payable	369

Total Liabilities	37,847,003

NET ASSETS	$297,806,211

Net assets were comprised of:
Partners Equity	$297,806,211

Net asset value and redemption price per share, $297,806,211 / 13,837,159 outstanding shares of beneficial interest	$21.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$6,706,814
Affiliated dividend income	184,930
Income from securities lending, net (including affiliated income of $148,431)	148,497

7,040,241

EXPENSES
Management fees	2,983,012
Distribution fee	955,667
Custodian and accounting fees	60,285
Audit fee	27,510
Trustees’ fees	13,440
Legal fees and expenses	11,324
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,986
Shareholders’ reports	4,312
Miscellaneous	17,092

Total expenses	4,079,628
Less: Fee waivers and/or expense reimbursement	(38,227)

Net expenses	4,041,401

NET INVESTMENT INCOME (LOSS)	2,998,840

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(3,621))	28,280,071
Net change in unrealized appreciation (depreciation) on:
investments (including affiliated of $2,754)	(92,367,315)

NET GAIN (LOSS) ON INVESTMENTS	(64,087,244)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(61,088,404)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,998,840	$2,958,785
Net realized gain (loss) on investment transactions	28,280,071	13,654,392
Net change in unrealized appreciation (depreciation) on investments	(92,367,315)	51,498,751

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(61,088,404)	68,111,928

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [897,019 and 1,297,454 shares, respectively]	21,251,496	30,681,988
Portfolio share repurchased [3,593,640 and 1,919,127 shares, respectively]	(88,557,476)	(45,760,884)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(67,305,980)	(15,078,896)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,394,384)	53,033,032
NET ASSETS:
Beginning of year	426,200,595	373,167,563

End of year	$297,806,211	$426,200,595

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 85.1%
COMMON STOCKS — 84.8%	Shares	Value
Aerospace & Defense — 2.4%
Astronics Corp.*	38,949	$1,185,997
BAE Systems PLC (United Kingdom)	149,976	879,569
BWX Technologies, Inc.	136,926	5,234,681
Cobham PLC (United Kingdom)*	1,080,482	1,347,277
Cubic Corp.	29,505	1,585,599
General Dynamics Corp.	59,350	9,330,414
Leonardo SpA (Italy)	181,366	1,601,611
Lockheed Martin Corp.(k)	60,222	15,768,528
Moog, Inc. (Class A Stock)	32,295	2,502,217
Safran SA (France)	19,328	2,336,862
Ultra Electronics Holdings PLC (United Kingdom)	73,996	1,227,877

		43,000,632

Air Freight & Logistics — 0.7%
Expeditors International of Washington, Inc.	68,149	4,640,265
Forward Air Corp.	36,720	2,014,091
United Parcel Service, Inc. (Class B Stock)	68,398	6,670,857

		13,325,213

Airlines — 0.1%
Hawaiian Holdings, Inc.	60,041	1,585,683
JetBlue Airways Corp.*	27,461	441,024

		2,026,707

Auto Components — 0.3%
Cooper Tire & Rubber Co.(a)	52,090	1,684,070
Gentherm, Inc.*	52,660	2,105,347
Toyo Tire Corp. (Japan)	134,960	1,680,342

		5,469,759

Banks — 5.9%
1st Source Corp.	34,960	1,410,286
Banc of California, Inc.(a)	169,820	2,260,304
Bank of America Corp.	413,128	10,179,474
Bank of Ireland Group PLC (Ireland)	247,998	1,381,280
Bank OZK	77,717	1,774,279
China Construction Bank Corp. (China) (Class H Stock)	1,376,000	1,135,984
FCB Financial Holdings, Inc. (Class A Stock)*	23,970	804,913
First Citizens BancShares, Inc. (Class A Stock)	6,621	2,496,448
First Midwest Bancorp, Inc.(a)	115,360	2,285,282
First Republic Bank	51,562	4,480,738
Great Western Bancorp, Inc.	70,490	2,202,813
Hancock Whitney Corp.	72,710	2,519,402
HDFC Bank Ltd. (India), ADR	12,283	1,272,396
Huntington Bancshares, Inc.	164,049	1,955,464
ICICI Bank Ltd. (India)	457,645	2,359,335
ING Groep NV (Netherlands)	129,074	1,394,942
International Bancshares Corp.	74,091	2,548,730
Intesa Sanpaolo SpA (Italy)	480,657	1,073,129
JPMorgan Chase & Co.(k)	109,116	10,651,904
M&T Bank Corp.	112,938	16,164,816
MB Financial, Inc.	69,140	2,740,018
Mitsubishi UFJ Financial Group, Inc. (Japan)	362,700	1,777,020

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Nordea Bank Abp (Finland)	126,082	$1,062,233
PNC Financial Services Group, Inc. (The)	177,316	20,730,013
Resona Holdings, Inc. (Japan)	212,700	1,023,970
Sberbank of Russia PJSC (Russia)^	253,590	679,180
Union Bankshares Corp.(a)	66,690	1,882,659
Webster Financial Corp.	47,615	2,346,943
Wells Fargo & Co.(k)	35,777	1,648,604

		104,242,559

Beverages — 2.8%
C&C Group PLC (Ireland)	595,245	1,862,236
Coca-Cola Co. (The)	358,406	16,970,524
Diageo PLC (United Kingdom)	354,035	12,621,432
Heineken NV (Netherlands)	9,972	883,312
Monster Beverage Corp.*	44,662	2,198,264
PepsiCo, Inc.	125,770	13,895,070
Treasury Wine Estates Ltd. (Australia)	212,265	2,211,303

		50,642,141

Biotechnology — 0.1%
Exact Sciences Corp.*(a)	29,677	1,872,619
Jinyu Bio-Technology Co. Ltd. (China) (Class A Stock)	328,000	792,743

		2,665,362

Building Products — 1.1%
American Woodmark Corp.*	39,180	2,181,542
Cie de Saint-Gobain (France)	87,804	2,933,772
Lennox International, Inc.(a)	55,870	12,227,708
Tyman PLC (United Kingdom)	716,018	2,146,702

		19,489,724

Capital Markets — 1.7%
Ares Capital Corp.(a)	90,775	1,414,275
Banca Generali SpA (Italy)	44,780	934,419
E*TRADE Financial Corp.	35,801	1,570,948
FactSet Research Systems, Inc.(a)	32,250	6,454,193
Hamilton Lane, Inc. (Class A Stock)	61,408	2,272,095
Intercontinental Exchange, Inc.	55,528	4,182,924
Moody’s Corp.(a)	16,588	2,322,984
Raymond James Financial, Inc.	21,282	1,583,594
Solar Capital Ltd.(a)	69,947	1,342,283
TD Ameritrade Holding Corp.(k)	116,267	5,692,432
UBS Group AG (Switzerland)*	182,155	2,273,217

		30,043,364

Chemicals — 2.0%
DowDuPont, Inc.	152,049	8,131,581
Linde PLC (United Kingdom)	58,366	9,107,431
Mosaic Co. (The)	37,171	1,085,765
Orion Engineered Carbons SA (Luxembourg)	133,960	3,386,509
Sensient Technologies Corp.(a)	35,795	1,999,151
Sherwin-Williams Co. (The)	15,093	5,938,492
Shin-Etsu Chemical Co. Ltd. (Japan)	27,900	2,158,437
Stepan Co.	20,040	1,482,959
Yara International ASA (Norway)	38,787	1,502,524

		34,792,849

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 2.0%
ACCO Brands Corp.	245,575	$1,664,999
ADT, Inc.(a)	555,874	3,340,803
Cimpress NV (Netherlands)*(a)	23,566	2,437,196
Cintas Corp.	53,271	8,948,995
Clean Harbors, Inc.*	117,117	5,779,724
Matthews International Corp. (Class A Stock)	43,755	1,777,328
Serco Group PLC (United Kingdom)*	602,895	735,877
Steelcase, Inc. (Class A Stock)	132,170	1,960,081
UniFirst Corp.	22,066	3,156,983
Waste Connections, Inc.	70,462	5,231,804

		35,033,790

Communications Equipment — 1.0%
Cisco Systems, Inc.	153,260	6,640,756
Motorola Solutions, Inc.	86,366	9,935,545
Nokia OYJ (Finland)	272,109	1,573,894

		18,150,195

Construction & Engineering — 0.5%
Primoris Services Corp.	45,070	862,189
Vinci SA (France)	92,123	7,607,726

		8,469,915

Construction Materials — 0.1%
CRH PLC (Ireland)	66,341	1,755,795

Consumer Finance — 1.3%
American Express Co.	169,357	16,143,109
Credit Acceptance Corp.*(a)	19,312	7,372,549

		23,515,658

Containers & Packaging — 1.7%
Ball Corp.(a)	319,427	14,687,253
Greif, Inc. (Class A Stock)	59,360	2,202,850
International Paper Co.	29,587	1,194,131
Packaging Corp. of America	41,304	3,447,232
Sealed Air Corp.	66,860	2,329,402
Silgan Holdings, Inc.	93,070	2,198,313
Vidrala SA (Spain)	49,138	4,159,105

		30,218,286

Diversified Consumer Services — 0.1%
New Oriental Education & Technology Group, Inc. (China), ADR*	29,835	1,635,256

Diversified Financial Services — 0.7%
Ackermans & van Haaren NV (Belgium)	10,501	1,587,954
Berkshire Hathaway, Inc. (Class B Stock)*	39,646	8,094,920
Cerved Group SpA (Italy)	398,988	3,286,454

		12,969,328

Diversified Telecommunication Services — 1.1%
BCE, Inc. (Canada)	52,695	2,081,630
BT Group PLC (United Kingdom)	643,420	1,959,025
Hellenic Telecommunications Organization SA (Greece)	79,802	870,056
Nippon Telegraph & Telephone Corp. (Japan)	48,055	1,957,838
Telenor ASA (Norway)	57,147	1,111,588

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	221,278	$12,440,249

		20,420,386

Electric Utilities — 0.9%
Avangrid, Inc.(a)	119,655	5,993,519
Edison International	74,435	4,225,675
EDP - Energias de Portugal SA (Portugal)	456,707	1,596,307
OGE Energy Corp.	66,816	2,618,519
SSE PLC (United Kingdom)	114,126	1,574,801

		16,008,821

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	106,315	2,031,911
AMETEK, Inc.	54,026	3,657,560
Schneider Electric SE (France)	16,997	1,167,827
Thermon Group Holdings, Inc.*	115,294	2,338,162

		9,195,460

Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc.(a)	70,865	2,960,031
CTS Corp.	66,300	1,716,507
Keysight Technologies, Inc.*	62,120	3,856,410
ScanSource, Inc.*	35,100	1,206,737
Zebra Technologies Corp. (Class A Stock)*	16,735	2,664,714

		12,404,399

Energy Equipment & Services — 0.2%
Era Group, Inc.*	50,650	442,681
SEACOR Holdings, Inc.*	35,490	1,313,129
SEACOR Marine Holdings, Inc.*	61,706	725,663
Subsea 7 SA (United Kingdom)	89,454	879,642

		3,361,115

Entertainment — 0.5%
CJ CGV Co. Ltd. (South Korea)*	13,697	503,494
Netflix, Inc.*	6,199	1,659,224
Nexon Co. Ltd. (Japan)*	257,634	3,295,545
Spotify Technology SA*	24,845	2,819,908

		8,278,171

Equity Real Estate Investment Trusts (REITs) — 5.3%
Alexander & Baldwin, Inc.*	150,780	2,771,336
American Tower Corp.	206,691	32,696,449
Brixmor Property Group, Inc.	179,550	2,637,590
Camden Property Trust	36,205	3,187,850
Corporate Office Properties Trust	112,260	2,360,828
Crown Castle International Corp.	116,084	12,610,205
DiamondRock Hospitality Co.	126,860	1,151,889
Gaming & Leisure Properties, Inc.	63,771	2,060,441
Hibernia REIT PLC (Ireland)	753,981	1,082,655
Park Hotels & Resorts, Inc.(a)	85,791	2,228,850
Physicians Realty Trust	206,000	3,302,179
PotlatchDeltic Corp.	94,702	2,996,371
Public Storage	90,455	18,308,996
RPT Realty(a)	259,800	3,104,609
STORE Capital Corp.	104,941	2,970,880
Summit Hotel Properties, Inc.(a)	135,791	1,321,246

		94,792,374

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	36,767	$7,489,806
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	64,965	1,990,259

		9,480,065

Food Products — 2.1%
Archer-Daniels-Midland Co.	78,413	3,212,581
CJ CheilJedang Corp. (South Korea)*	8,526	2,524,716
Conagra Brands, Inc.	93,380	1,994,597
Cranswick PLC (United Kingdom)	158,300	5,317,907
Hershey Co. (The)	40,082	4,295,989
Hormel Foods Corp.(a)	41,991	1,792,176
Ingredion, Inc.	30,617	2,798,394
Kraft Heinz Co. (The)	35,069	1,509,370
Lamb Weston Holdings, Inc.	36,059	2,652,500
Mondelez International, Inc. (Class A Stock)	216,810	8,678,904
Post Holdings, Inc.*(a)	27,830	2,480,488

		37,257,622

Gas Utilities — 0.9%
New Jersey Resources Corp.	24,610	1,123,939
Rubis SCA (France)	102,618	5,521,138
Spire, Inc.	20,185	1,495,305
UGI Corp.	137,376	7,329,010

		15,469,392

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	48,844	3,532,887
Baxter International, Inc.	48,687	3,204,578
Danaher Corp.	72,994	7,527,141
Hologic, Inc.*	80,419	3,305,221
Insulet Corp.*(a)	38,533	3,056,438
Koninklijke Philips NV (Netherlands)	85,826	3,042,649
Medtronic PLC	261,990	23,830,610
Natus Medical, Inc.*	31,640	1,076,709
Nipro Corp. (Japan)	106,400	1,300,061
Smith & Nephew PLC (United Kingdom)	111,128	2,078,815
STERIS PLC	100,195	10,705,836

		62,660,945

Health Care Providers & Services — 1.9%
AmerisourceBergen Corp.	35,428	2,635,843
AMN Healthcare Services, Inc.*(a)	24,770	1,403,468
HCA Healthcare, Inc.	68,905	8,575,227
Laboratory Corp. of America Holdings*	41,755	5,276,162
Quest Diagnostics, Inc.	29,921	2,491,522
UnitedHealth Group, Inc.	38,604	9,617,028
Universal Health Services, Inc. (Class B Stock)	25,467	2,968,434

		32,967,684

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*(a)	241,954	2,332,437

Hotels, Restaurants & Leisure — 1.8%
Aramark	40,370	1,169,519
Choice Hotels International, Inc.(a)	108,284	7,750,969
Compass Group PLC (United Kingdom)	124,953	2,630,211
Las Vegas Sands Corp.	26,079	1,357,412
Marriott Vacations Worldwide Corp.	27,260	1,922,103
McDonald’s Corp.	82,698	14,684,684
OPAP SA (Greece)	84,797	738,678

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Sands China Ltd. (Macau)	276,707	$1,211,972

		31,465,548

Household Durables — 1.3%
Cairn Homes PLC (Ireland)*	947,984	1,163,695
Glenveagh Properties PLC (Ireland), 144A*	1,291,032	1,045,564
Helen of Troy Ltd.*	10,850	1,423,303
Neinor Homes SA (Spain), 144A*	73,962	1,101,683
Newell Brands, Inc.(a)	184,913	3,437,533
NVR, Inc.*	4,113	10,023,340
Toll Brothers, Inc.	64,702	2,130,637
TRI Pointe Group, Inc.*(a)	192,630	2,105,446

		22,431,201

Household Products — 0.8%
Colgate-Palmolive Co.	203,027	12,084,167
Spectrum Brands Holdings, Inc.(a)	50,635	2,139,329

		14,223,496

Independent Power & Renewable Electricity Producers — 0.1%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	2,909,200	1,979,449

Industrial Conglomerates — 0.5%
3M Co.(a)	39,602	7,545,765
Nava Bharat Ventures Ltd. (India)	361,660	625,511

		8,171,276

Insurance — 7.1%
AIA Group Ltd. (Hong Kong)	567,000	4,701,536
Alleghany Corp.(k)	12,014	7,488,566
Assicurazioni Generali SpA (Italy)	70,079	1,175,622
Assured Guaranty Ltd.	44,245	1,693,699
Chubb Ltd.	174,087	22,488,559
Cincinnati Financial Corp.	27,845	2,155,760
CNO Financial Group, Inc.	139,685	2,078,513
Enstar Group Ltd. (Bermuda)*	21,144	3,543,100
Fairfax Financial Holdings Ltd. (Canada)	17,968	7,909,763
Fidelity National Financial, Inc.	65,411	2,056,522
Intact Financial Corp. (Canada)	121,158	8,802,858
Kemper Corp.	33,490	2,223,066
Markel Corp.*	14,569	15,123,350
Marsh & McLennan Cos., Inc.	115,259	9,191,905
MetLife, Inc.	190,701	7,830,183
Reinsurance Group of America, Inc.	17,520	2,456,830
Sony Financial Holdings, Inc. (Japan)	303,376	5,666,917
T&D Holdings, Inc. (Japan)	100,000	1,156,360
Torchmark Corp.	49,910	3,719,792
White Mountains Insurance Group Ltd.	9,191	7,883,029
Willis Towers Watson PLC	34,259	5,202,572
Zurich Insurance Group AG (Switzerland)	7,497	2,242,984

		126,791,486

Interactive Media & Services — 0.4%
Tencent Holdings Ltd. (China)	54,308	2,173,740
Yandex NV (Russia) (Class A Stock)*(a)	206,036	5,635,085

		7,808,825

Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	29,517	4,045,895

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Amazon.com, Inc.*	2,201	$3,305,836
CJ ENM Co. Ltd. (South Korea)*	8,775	1,587,264
Nutrisystem, Inc.(a)	45,140	1,980,743
PChome Online, Inc. (Taiwan)*	277,000	1,140,660
Wayfair, Inc. (Class A Stock)*(a)(k)	21,878	1,970,770

		14,031,168

IT Services — 2.9%
Accenture PLC (Class A Stock)	75,739	10,679,956
Amdocs Ltd.	52,160	3,055,533
Automatic Data Processing, Inc.	17,390	2,280,177
Black Knight, Inc.*	119,712	5,394,223
DXC Technology Co.	149,739	7,961,623
Fidelity National Information Services, Inc.	42,669	4,375,706
FleetCor Technologies, Inc.*	8,375	1,555,405
PayPal Holdings, Inc.*	18,317	1,540,277
Perspecta, Inc.	93,256	1,605,868
Visa, Inc. (Class A Stock)(a)	75,402	9,948,540
WNS Holdings Ltd. (India), ADR*	75,740	3,125,032

		51,522,340

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	50,256	3,390,270
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A*	28,300	245,757

		3,636,027

Machinery — 2.9%
Albany International Corp. (Class A Stock)	52,865	3,300,362
Alstom SA (France)	37,577	1,520,715
CIRCOR International, Inc.*(a)	38,420	818,345
Deere & Co.	75,912	11,323,793
ESCO Technologies, Inc.	43,630	2,877,399
IDEX Corp.	73,578	9,289,958
Kone OYJ (Finland) (Class B Stock)	41,941	2,005,346
Luxfer Holdings PLC (United Kingdom)	128,745	2,269,774
Middleby Corp. (The)*(a)	25,205	2,589,310
Mueller Industries, Inc.	124,860	2,916,730
NGK Insulators Ltd. (Japan)	119,300	1,616,814
PACCAR, Inc.	112,937	6,453,220
TriMas Corp.*	163,290	4,456,184

		51,437,950

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS	1,299,229	6,336,860

Media — 0.5%
Comcast Corp. (Class A Stock)	246,420	8,390,601
SES SA (Luxembourg)	48,885	937,612

		9,328,213

Metals & Mining — 0.2%
Barrick Gold Corp. (Canada)	98,516	1,329,952
Rio Tinto PLC (Australia)	49,112	2,345,840

		3,675,792

Multiline Retail — 0.3%
B&M European Value Retail SA (United Kingdom)	409,393	1,472,117
Marui Group Co. Ltd. (Japan)	162,160	3,148,182

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Matahari Department Store Tbk PT (Indonesia)	2,364,600	$920,659

		5,540,958

Multi-Utilities — 0.7%
Dominion Energy, Inc.	25,185	1,799,720
E.ON SE (Germany)	381,163	3,769,854
Sempra Energy(a)	68,715	7,434,276

		13,003,850

Oil, Gas & Consumable Fuels — 2.7%
ARC Resources Ltd. (Canada)	59,330	352,017
Canadian Natural Resources Ltd. (Canada)	106,905	2,579,618
Chevron Corp.	70,870	7,709,947
Diamondback Energy, Inc.	18,373	1,703,177
Dorian LPG Ltd.*(a)	115,296	672,176
EOG Resources, Inc.	19,672	1,715,595
Exxon Mobil Corp.	81,869	5,582,647
Pembina Pipeline Corp. (Canada)(a)	78,152	2,318,770
Petroleo Brasileiro SA (Brazil), ADR	98,139	1,276,788
Plains GP Holdings LP (Class A Stock)*	76,848	1,544,645
PrairieSky Royalty Ltd. (Canada)	46,194	597,896
Resolute Energy Corp.*(a)	74,290	2,152,924
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	127,805	3,773,676
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	66,833	1,995,972
Scorpio Tankers, Inc. (Monaco)(a)	635,120	1,117,811
Suncor Energy, Inc. (Canada)	272,987	7,635,446
TOTAL SA (France)	47,322	2,504,182
Tourmaline Oil Corp. (Canada)	55,731	693,168
TransCanada Corp. (Canada)	44,431	1,586,589

		47,513,044

Paper & Forest Products — 0.3%
Domtar Corp.	55,491	1,949,399
Louisiana-Pacific Corp.	60,513	1,344,599
Neenah, Inc.	37,560	2,213,035

		5,507,033

Personal Products — 0.2%
Unilever NV (United Kingdom), CVA	61,454	3,342,438

Pharmaceuticals — 4.9%
AstraZeneca PLC (United Kingdom)	73,128	5,485,378
AstraZeneca PLC (United Kingdom), ADR(a)	97,895	3,718,052
Bristol-Myers Squibb Co.	439,413	22,840,688
CSPC Pharmaceutical Group Ltd. (China)	488,054	695,591
Elanco Animal Health, Inc.*(a)	2,200	69,365
Eli Lilly & Co.	96,979	11,222,410
Johnson & Johnson	57,142	7,374,175
Novartis AG (Switzerland)	208,886	17,923,707
Novartis AG (Switzerland), ADR	98,862	8,483,348
Ono Pharmaceutical Co. Ltd. (Japan)	182,955	3,727,910
Roche Holding AG (Switzerland)	23,558	5,861,538

		87,402,162

Professional Services — 0.8%
CoStar Group, Inc.*	4,647	1,567,619
Forrester Research, Inc.*	48,370	2,162,139

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
FTI Consulting, Inc.*	21,280	$1,418,099
Huron Consulting Group, Inc.*	57,570	2,953,917
ICF International, Inc.	27,380	1,773,676
Mistras Group, Inc.*	91,400	1,314,331
Navigant Consulting, Inc.	91,460	2,199,613

		13,389,394

Real Estate Management & Development — 0.4%
China Overseas Land & Investment Ltd. (China)	160,000	549,658
Metrovacesa SA (Spain), 144A*	80,528	1,021,793
Nexity SA (France)	22,927	1,035,531
Shenzhen Investment Ltd. (China)	2,548,000	843,262
StorageVault Canada, Inc. (Canada)	631,986	1,097,134
Tricon Capital Group, Inc. (Canada)	322,902	2,291,914

		6,839,292

Road & Rail — 3.3%
AMERCO	21,861	7,172,813
Canadian National Railway Co. (Canada)	331,774	24,571,981
CSX Corp.	38,679	2,403,126
Genesee & Wyoming, Inc. (Class A Stock)*(a)	128,736	9,529,039
Kansas City Southern	14,345	1,369,230
Localiza Rent a Car SA (Brazil)	195,300	1,499,110
Union Pacific Corp.	90,105	12,455,214

		59,000,513

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Micro Devices, Inc.*(a)	38,912	718,316
Analog Devices, Inc.	99,975	8,580,854
Intel Corp.	187,973	8,821,573
Marvell Technology Group Ltd.	206,545	3,343,964
QUALCOMM, Inc.	48,858	2,780,509
Rudolph Technologies, Inc.*	26,720	546,958
SCREEN Holdings Co. Ltd. (Japan)	26,800	1,118,521
Skyworks Solutions, Inc.	28,404	1,903,636
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	174,000	1,274,619
Universal Display Corp.(a)	8,702	814,246

		29,903,196

Software — 1.8%
Constellation Software, Inc. (Canada)	8,146	5,214,228
Descartes Systems Group, Inc. (The) (Canada)*	63,446	1,674,450
Globant SA (Argentina)*(a)	33,085	1,863,347
Guidewire Software, Inc.*	15,993	1,283,118
Microsoft Corp.	98,579	10,012,669
Mimecast Ltd.*	39,372	1,324,080
Open Text Corp. (Canada)	89,701	2,924,253
salesforce.com, Inc.*	20,707	2,836,238
SS&C Technologies Holdings, Inc.	93,840	4,233,122
Workday, Inc. (Class A Stock)*	9,531	1,521,910

		32,887,415

Specialty Retail — 2.0%
Camping World Holdings, Inc. (Class A Stock)(a)	151,743	1,740,492
CarMax, Inc.*(a)	89,667	5,624,811

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Cato Corp. (The) (Class A Stock)	56,340	$803,972
Fourlis Holdings SA (Greece)*	145,213	682,573
Home Depot, Inc. (The)	48,593	8,349,249
L Brands, Inc.	39,879	1,023,694
Maisons du Monde SA (France), 144A	52,451	1,006,424
TJX Cos., Inc. (The)	351,010	15,704,187

		34,935,402

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea)	66,019	2,287,159

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc. (Class B Stock)	211,895	15,709,895
Under Armour, Inc. (Class A Stock)*(a)	82,484	1,457,492
Under Armour, Inc. (Class C Stock)*(a)	5,049	81,642

		17,249,029

Thrifts & Mortgage Finance — 0.2%
Northwest Bancshares, Inc.	160,800	2,723,951

Tobacco — 0.7%
British American Tobacco PLC (United Kingdom)	41,491	1,326,812
Imperial Brands PLC (United Kingdom)	70,983	2,152,491
Japan Tobacco, Inc. (Japan)(a)	23,200	552,212
Philip Morris International, Inc.	134,758	8,996,444

		13,027,959

Trading Companies & Distributors — 0.6%
Brenntag AG (Germany)	88,449	3,838,457
Fastenal Co.	74,219	3,880,912
GATX Corp.(a)	33,970	2,405,416

		10,124,785

Transportation Infrastructure — 0.1%
Sydney Airport (Australia)	491,963	2,330,198

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	2,284,635	4,414,741

Wireless Telecommunication Services — 0.2%
China Mobile Ltd. (China)	119,000	1,144,804
SoftBank Group Corp. (Japan)	29,325	1,943,320

		3,088,124

TOTAL COMMON STOCKS (cost $1,469,217,205)		1,509,425,678

PREFERRED STOCKS — 0.3%
Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	16,543	2,641,342

Banks — 0.1%
Itau Unibanco Holding SA (Brazil) (PRFC)	218,750	2,003,644

TOTAL PREFERRED STOCKS (cost $5,126,752)		4,644,986

TOTAL LONG-TERM INVESTMENTS (cost $1,474,343,957)		1,514,070,664

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

SHORT-TERM INVESTMENTS — 23.3%
AFFILIATED MUTUAL FUND — 7.2%
PGIM Institutional Money Market Fund (cost $126,818,911; includes $126,546,103 of cash collateral for securities on loan)(b)(w)	126,820,519	$126,807,837

UNAFFILIATED FUND — 11.7%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $208,249,291)	208,249,291	208,249,291

OPTIONS PURCHASED~* — 4.4% (cost $49,858,364)		78,733,205

TOTAL SHORT-TERM INVESTMENTS (cost $384,926,566)		413,790,333

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 108.4% (cost $1,859,270,523)		1,927,860,997

Value
OPTIONS WRITTEN~* — (2.0)%
(premiums received $26,197,890)	$(36,013,740)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.4%
(cost $1,833,072,633)	1,891,847,257
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (6.4)%	(113,073,061)

NET ASSETS — 100.0%	$1,778,774,196

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $679,180 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $124,416,045; cash collateral of $126,546,103 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/15/19	$2,500.00	1,825	183	$16,543,625
S&P 500 Index	Put	06/21/19	$2,450.00	2,190	219	26,258,100
S&P 500 Index	Put	09/20/19	$2,650.00	1,486	149	35,931,480

Total Exchange Traded (cost $ 49,858,364)						$78,733,205

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/15/19	$2,300.00	1,460	146	$(6,059,000)
S&P 500 Index	Put	06/21/19	$2,175.00	2,190	219	(10,391,550)
S&P 500 Index	Put	09/20/19	$2,425.00	1,486	149	(19,563,190)

Total Exchange Traded (premiums received $ 26,197,890)						$(36,013,740)

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
300	S&P Mid Cap 400 E-Mini Index	Mar. 2019	$49,866,000	$699,150

Short Position:
1,180	Mini MSCI Emerging Markets Index	Mar. 2019	57,041,200	386,450

				$1,085,600

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$5,528,000	$—
Morgan Stanley	—	18,065,050

Total	$5,528,000	$18,065,050

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$35,607,436	$7,393,196	$—
Air Freight & Logistics	13,325,213	—	—
Airlines	2,026,707	—	—
Auto Components	3,789,417	1,680,342	—
Banks	92,355,486	11,207,893	679,180
Beverages	33,063,858	17,578,283	—
Biotechnology	2,665,362	—	—
Building Products	14,409,250	5,080,474	—
Capital Markets	26,835,728	3,207,636	—
Chemicals	31,131,888	3,660,961	—
Commercial Services & Supplies	34,297,913	735,877	—
Communications Equipment	16,576,301	1,573,894	—
Construction & Engineering	862,189	7,607,726	—
Construction Materials	—	1,755,795	—
Consumer Finance	23,515,658	—	—
Containers & Packaging	26,059,181	4,159,105	—
Diversified Consumer Services	1,635,256	—	—
Diversified Financial Services	8,094,920	4,874,408	—
Diversified Telecommunication Services	14,521,879	5,898,507	—
Electric Utilities	12,837,713	3,171,108	—
Electrical Equipment	5,995,722	3,199,738	—
Electronic Equipment, Instruments & Components	12,404,399	—	—
Energy Equipment & Services	2,481,473	879,642	—
Entertainment	4,479,132	3,799,039	—
Equity Real Estate Investment Trusts (REITs)	93,709,719	1,082,655	—
Food & Staples Retailing	7,489,806	1,990,259	—
Food Products	29,414,999	7,842,623	—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Gas Utilities	$9,948,254	$5,521,138	$—
Health Care Equipment & Supplies	56,239,420	6,421,525	—
Health Care Providers & Services	32,967,684	—	—
Health Care Technology	2,332,437	—	—
Hotels, Restaurants & Leisure	26,884,687	4,580,861	—
Household Durables	19,120,259	3,310,942	—
Household Products	14,223,496	—	—
Independent Power & Renewable Electricity Producers	—	1,979,449	—
Industrial Conglomerates	7,545,765	625,511	—
Insurance	111,848,067	14,943,419	—
Interactive Media & Services	5,635,085	2,173,740	—
Internet & Direct Marketing Retail	11,303,244	2,727,924	—
IT Services	51,522,340	—	—
Life Sciences Tools & Services	3,636,027	—	—
Machinery	46,295,075	5,142,875	—
Marine	—	6,336,860	—
Media	8,390,601	937,612	—
Metals & Mining	1,329,952	2,345,840	—
Multiline Retail	—	5,540,958	—
Multi-Utilities	9,233,996	3,769,854	—
Oil, Gas & Consumable Fuels	39,239,214	8,273,830	—
Paper & Forest Products	5,507,033	—	—
Personal Products	—	3,342,438	—
Pharmaceuticals	53,708,038	33,694,124	—
Professional Services	13,389,394	—	—
Real Estate Management & Development	3,389,048	3,450,244	—
Road & Rail	59,000,513	—	—
Semiconductors & Semiconductor Equipment	27,510,056	2,393,140	—
Software	32,887,415	—	—
Specialty Retail	33,246,405	1,688,997	—
Technology Hardware, Storage & Peripherals	—	2,287,159	—
Textiles, Apparel & Luxury Goods	17,249,029	—	—
Thrifts & Mortgage Finance	2,723,951	—	—
Tobacco	8,996,444	4,031,515	—
Trading Companies & Distributors	6,286,328	3,838,457	—
Transportation Infrastructure	—	2,330,198	—
Water Utilities	—	4,414,741	—
Wireless Telecommunication Services	—	3,088,124	—
Preferred Stocks
Automobiles	—	2,641,342	—
Banks	2,003,644	—	—
Affiliated Mutual Fund	126,807,837	—	—
Unaffiliated Fund	208,249,291	—	—
Options Purchased	78,733,205	—	—
Options Written	(36,013,740)	—	—
Other Financial Instruments*
Futures Contracts	1,085,600	—	—

Total	$1,652,041,699	$240,211,978	$679,180

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Mutual Fund	11.7%
Affiliated Mutual Fund (7.1% represents investments purchased with collateral from securities on loan)	7.2
Insurance	7.1
Banks	6.0
Equity Real Estate Investment Trusts (REITs)	5.3
Pharmaceuticals	4.9
Options Purchased	4.4
Health Care Equipment & Supplies	3.5
Road & Rail	3.3
IT Services	2.9
Machinery	2.9
Beverages	2.8
Oil, Gas & Consumable Fuels	2.7
Aerospace & Defense	2.4
Food Products	2.1
Commercial Services & Supplies	2.0
Specialty Retail	2.0
Chemicals	2.0
Health Care Providers & Services	1.9
Software	1.8
Hotels, Restaurants & Leisure	1.8
Containers & Packaging	1.7
Capital Markets	1.7
Semiconductors & Semiconductor Equipment	1.7
Consumer Finance	1.3
Household Durables	1.3
Diversified Telecommunication Services	1.1
Building Products	1.1
Communications Equipment	1.0
Textiles, Apparel & Luxury Goods	1.0
Electric Utilities	0.9
Gas Utilities	0.9
Household Products	0.8
Internet & Direct Marketing Retail	0.8
Professional Services	0.8

Air Freight & Logistics	0.7%
Tobacco	0.7
Multi-Utilities	0.7
Diversified Financial Services	0.7
Electronic Equipment, Instruments & Components	0.7
Trading Companies & Distributors	0.6
Food & Staples Retailing	0.5
Media	0.5
Electrical Equipment	0.5
Construction & Engineering	0.5
Entertainment	0.5
Industrial Conglomerates	0.5
Interactive Media & Services	0.4
Real Estate Management & Development	0.4
Marine	0.4
Multiline Retail	0.3
Paper & Forest Products	0.3
Auto Components	0.3
Water Utilities	0.2
Metals & Mining	0.2
Life Sciences Tools & Services	0.2
Energy Equipment & Services	0.2
Personal Products	0.2
Wireless Telecommunication Services	0.2
Thrifts & Mortgage Finance	0.2
Automobiles	0.2
Biotechnology	0.1
Health Care Technology	0.1
Transportation Infrastructure	0.1
Technology Hardware, Storage & Peripherals	0.1
Airlines	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction Materials	0.1
Diversified Consumer Services	0.1

108.4
Options Written	(2.0)
Liabilities in excess of other assets	(6.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrument is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,085,600	*	—	$—
Equity contracts	Unaffiliated investments	78,733,205		Options Written outstanding, at value	36,013,740

Total		$79,818,805			$36,013,740

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures
Equity contracts	$188,083	$(108,920)	$(64,854,980)	$34,685,222	$20,067,605

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures
Equity contracts	$63,562,537	$(27,084,358)	$5,051,030

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)
$62,665,229	$655,400	$9,973,200	$120,066,348

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$124,416,045	$(124,416,045)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $124,416,045:
Unaffiliated investments (cost $1,732,451,612)	$1,801,053,160
Affiliated investments (cost $126,818,911)	126,807,837
Cash	572,694
Foreign currency, at value (cost $496,459)	497,459
Deposit with broker for centrally cleared/exchange-traded derivatives	5,528,000
Receivable for Portfolio shares sold	4,753,464
Dividends receivable	3,073,144
Tax reclaim receivable	1,475,556
Receivable for investments sold	1,053,103
Due from broker-variation margin futures	695,500
Receivable from affiliate	67,028
Prepaid expenses	15,726

Total Assets	1,945,592,671

LIABILITIES:
Payable to broker for collateral for securities on loan	126,546,103
Options written outstanding, at value (premiums received $26,197,890)	36,013,740
Payable for investments purchased	2,431,666
Payable to affiliate	695,342
Management fees payable	670,328
Accrued expenses and other liabilities	389,038
Distribution fee payable	71,813
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	76

Total Liabilities	166,818,475

NET ASSETS	$1,778,774,196

Net assets were comprised of:
Partners Equity	$1,778,774,196

Net asset value and redemption price per share, $1,778,774,196 / 123,107,891 outstanding shares of beneficial interest	$14.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,429,292, of which $97,800 is reimbursable by an affiliate)	$40,114,172
Income from securities lending, net (including affiliated income of $493,598)	721,054

40,835,226

EXPENSES
Management fees	17,011,630
Distribution fee	5,251,286
Custodian and accounting fees	287,494
Trustees’ fees	31,741
Audit fee	28,300
Legal fees and expenses	16,964
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,778
Miscellaneous	128,180

Total expenses	22,769,360
Less: Fee waivers and/or expense reimbursement	(1,155,283)

Net expenses	21,614,077

NET INVESTMENT INCOME (LOSS)	19,221,149

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(19,036)) (net of foreign capital gains taxes $129,146)	84,282,759
Futures transactions	20,067,605
Options written transactions	34,685,222
Foreign currency transactions	21,813

139,057,399

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $594) (net of change in foreign capital gains taxes $307,984)	(234,984,522)
Futures	5,051,030
Options written	(27,084,358)
Foreign currencies	(20,061)

(257,037,911)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(117,980,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(98,759,363)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$19,221,149	$17,420,074
Net realized gain (loss) on investment and foreign currency transactions	139,057,399	106,691,908
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(257,037,911)	152,042,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(98,759,363)	276,154,922

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,988,433 and 3,677,971 shares, respectively]	44,693,498	51,743,520
Portfolio share repurchased [26,519,235 and 13,184,285 shares, respectively]	(397,889,098)	(188,101,094)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(353,195,600)	(136,357,574)

CAPITAL CONTRIBUTIONS	157,857	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(451,797,106)	139,797,348
NET ASSETS:
Beginning of year	2,230,571,302	2,090,773,954

End of year	$1,778,774,196	$2,230,571,302

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GHC	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

AQUIS	Aquis Exchange
NYSE	New York Stock Exchange
OMXS	Sweden Stock Market Index
OTC	Over-the-counter

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
ADR	American Depositary Receipt
ADS	American Depositary Shares
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REITs	Real Estate Investment Trusts
S&P	Standard & Poor
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 26 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Cohen & Steers Realty Portfolio and AST Templeton Global Bond Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)
AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC (a wholly-owned subsidiary of PGIM, Inc.)/ Neuberger Berman Investment Advisers, LLC / William Blair Investment Management, LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC / LSV Asset Management

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan Investment Management, Inc.

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	Objective(s)	Subadviser(s)
AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison Associates, LLC (a wholly-owned subsidiary of PGIM, Inc.)/

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	Massachusetts Financial Services Company (“MFS”)

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV Asset Management / Neuberger Berman Investment Advisers, LLC

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”)	Long-term capital appreciation.	Parametric Portfolio Associates, LLC

AST QMA Large-Cap Portfolio (“QMA Large-Cap”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.	Emerald Mutual Fund Advisers Trust / UBS Asset Management (Americas), Inc.

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	Victory Capital Management, Inc./ Wellington Management Company, LLP

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. / LMCG Investments, LLC

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”)	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

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	Objective(s)	Subadviser(s)
AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”)	Current income with capital appreciation and growth of income.	Franklin Advisers, Inc.

AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”)	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management, LLP

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”), with the exception of AQR Emerging Markets Equity for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as

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the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

P-notes:    Certain Portfolios gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

B5

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios

B6

may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to

B7

terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

B8

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B9

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
AQR Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.77%
Goldman Sachs Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.54%
Goldman Sachs Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.71%
Goldman Sachs Small-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.56%
International Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.80%
International Value	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.81%
J.P. Morgan International Equity	0.8325% first $75 million; 0.6825% on next $225 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.70%
Jennison Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%

B10

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
Loomis Sayles Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.65%
MFS Global Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.82%
MFS Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.71%
MFS Large-Cap Value	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.66%
Neuberger Berman/LSV Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.72%
Parametric Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
QMA Large-Cap	0.5825% of first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.54%
Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Small-Cap Growth Opportunities	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Small-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%

B11

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
T. Rowe Price Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.64%
T. Rowe Price Large-Cap Value	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.61%
T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Templeton Global Bond	0.6325% first $300 million; 0.6225% on next $200 million; 0.6125% on next $250 million; 0.6025% on next $2.5 billion; 0.5925% on next $2.75 billion; 0.5625% on next $4 billion; 0.5425% in excess of $10 billion	0.63%
WEDGE Capital Mid-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Wellington Management Hedged Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.75%

Fee Waivers and/or Expense Limitations
AQR Emerging Markets Equity	contractually limit expenses to 1.42% through June 30, 2018
Cohen & Steers Realty	contractually waive 0.06% through June 30, 2018; effective July 1, 2018 contractually waive 0.052% through June 30, 2019
Goldman Sachs Large-Cap Value	contractually waive 0.013% through May 31, 2018 contractually limit expenses to 0.82% through June 30, 2018; effective June 1, 2018 contractually waive 0.028% through June 30, 2019
Goldman Sachs Mid-Cap Growth	contractually waive 0.10% through June 30, 2019
Goldman Sachs Small-Cap Value	contractually waive 0.013% through June 30, 2019
International Growth	contractually waive 0.011% through June 30, 2019
Loomis Sayles Large-Cap Growth	contractually waive 0.06% through June 30, 2019
MFS Growth	effective April 30, 2018 contractually waive 0.014% through June 30, 2019

B12

Fee Waivers and/or Expense Limitations
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.002% through June 30, 2019
QMA Large-Cap	effective July 1, 2018 contractually waive 0.015% through June 30, 2019*
Small Cap Growth	contractually waive 0.004% through June 30, 2019
T. Rowe Price Large-Cap Growth	contractually waive 0.036% through June 30, 2019
T. Rowe Price Large-Cap Value	contractually waive 0.067% through June 30, 2018; effective July 1, 2018 contractually waive 0.040% through June 30, 2019**
T. Rowe Price Natural Resources	contractually waive 0.012% through June 30, 2019
WEDGE Capital Mid-Cap Value	contractually waive 0.01% through June 30, 2019
Wellington Management Hedged Equity	contractually waive 0.055% through June 30, 2019

*

The Investment Manager had voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadviser fee discount through June 30, 2018. For the six months ended June 30, 2018 the Investment Manager waived 0.015%.

**	Effective December 1, 2018, the Investment Manager has voluntarily agreed to waive an additional 0.027% of their net management fee through April 29, 2019.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Amount
Cohen & Steers Realty	$41,142
Goldman Sachs Large-Cap Value	7,293
Goldman Sachs Mid-Cap Growth	3,699
Goldman Sachs Small-Cap Value	7,522
International Growth	121,245
International Value	14
J.P. Morgan International Equity Portfolio	125
Jennison Large-Cap Growth	42,990
Loomis Sayles Large-Cap Growth	54,459
MFS Global Equity	153
MFS Growth	972
Neuberger Berman/LSV Mid-Cap Value	53,655
Small-Cap Growth	177,145
Small-Cap Growth Opportunities	2,556
Small-Cap Value	70,154
T. Rowe Price Large-Cap Growth	61
T. Rowe Price Large-Cap Value	374
T. Rowe Price Natural Resources	2,854
WEDGE Capital Mid-Cap Value	28,014
Wellington Management Hedged Equity	8,123

B13

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

B14

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
AQR Emerging Markets Equity	$31,175
Goldman Sachs Large-Cap Value	94
International Growth	460,968
International Value	808,374
J.P. Morgan International Equity	105,030
MFS Global Equity	10,823
Neuberger Berman/LSV Mid-Cap Value	107
Parametric Emerging Markets Equity	91,631
T. Rowe Price Natural Resources	11,384
Templeton Global Bond	245,412
Wellington Management Hedged Equity	97,800

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payments
Goldman Sachs Large-Cap Value	$318,066
Goldman Sachs Mid-Cap Growth	19,964
Goldman Sachs Small-Cap Value	34,757
Hotchkis & Wiley Large-Cap Value	1,181,865
International Growth	4,334,695
International Value	5,432,538
Jennison Large-Cap Growth	18,096
J.P. Morgan International Equity	609,647
Loomis Sayles Large-Cap Growth	366,777
MFS Global Equity	592,843
MFS Growth	254,632
MFS Large-Cap Value	81,987
Neuberger Berman/LSV Mid-Cap Value	2,910
Parametric Emerging Markets Equity	5,633
QMA Large-Cap	7,379
Small-Cap Growth Opportunities	40,597
Small-Cap Value	7,480
T. Rowe Price Large-Cap Growth	54,180

B15

2018 Payments
T. Rowe Price Natural Resources	$625,715
T. Rowe Price Large-Cap Value Equity	270,896
Wellington Management Hedged Equity	696,006

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
AQR Emerging Markets Equity	$—	$261,017
Goldman Sachs Large-Cap Value	970,915	926,762
Goldman Sachs Mid-Cap Growth	12,247	3,371
Goldman Sachs Small-Cap Value	18,315	6,471
Hotchkis & Wiley Large-Cap Value	1,590,279	841,929
International Growth	1,589,796	677,627
International Value	1,576,860	—
Jennison Large-Cap Growth	40,839	14,017
J.P. Morgan International Equity	177,680	156,724
Loomis Sayles Large-Cap Growth	430,890	597,401
MFS Global Equity	353,162	92,451
MFS Growth	416,680	150,432
MFS Large-Cap Value	28,572	2,215
Neuberger Berman/LSV Mid-Cap Value	1,067	715
Parametric Emerging Markets Equity	—	888,049
QMA Large-Cap	2,819	—
Small-Cap Growth Opportunities	102,038	44,491
Small-Cap Value	1,331	801
T. Rowe Price Large-Cap Growth	9,276	3,498
T. Rowe Price Large-Cap Value	6,285	—
T. Rowe Price Natural Resources	40,876	213,331
Templeton Global Bond	135,999	1,537,129
Wellington Management Hedged Equity	156,460	1,397

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$222,122,406	$280,571,353
Cohen & Steers Realty	333,437,420	435,411,853
Goldman Sachs Large-Cap Value	2,197,878,649	2,817,585,204
Goldman Sachs Mid-Cap Growth	890,737,593	1,103,955,247
Goldman Sachs Small-Cap Value	528,035,945	640,922,826
Hotchkis & Wiley Large-Cap Value	886,464,867	808,472,177
International Growth	878,825,599	1,345,679,892
International Value	530,190,388	871,972,306
J.P. Morgan International Equity	134,969,492	172,986,925
Jennison Large-Cap Growth	457,617,315	649,989,585
Loomis Sayles Large-Cap Growth	221,036,190	848,443,045
MFS Global Equity	70,846,366	178,890,813

B16

	Cost of Purchases	Proceeds from Sales
MFS Growth	$209,399,385	$403,288,795
MFS Large-Cap Value	134,542,824	167,712,972
Neuberger Berman/LSV Mid-Cap Value	183,102,095	316,976,313
Parametric Emerging Markets Equity	40,521,721	139,838,608
QMA Large-Cap	2,040,130,358	2,464,263,222
Small-Cap Growth	487,589,034	631,936,578
Small-Cap Growth Opportunities	541,915,998	712,114,922
Small-Cap Value	438,777,904	696,597,199
T. Rowe Price Large-Cap Growth	878,068,377	1,280,958,248
T. Rowe Price Large-Cap Value	721,528,057	553,288,435
T. Rowe Price Natural Resources	232,450,845	388,490,801
Templeton Global Bond	37,018,298	64,969,354
WEDGE Capital Mid-Cap Value	122,527,566	186,445,465
Wellington Management Hedged Equity	862,707,555	1,115,576,681

For the year ended December 31, 2018, the Portfolios’ purchases and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain(Loss)
MFS Global Equity	$348,900	$39,723	$14,092
MFS Growth	451,148	738,124	229,748
MFS Large-Cap Value	154,639	—	—
Small-Cap Growth Opportunities	900,690	3,840,015	1,429,588
T. Rowe Price Large-Cap Growth	—	8,024,826	3,582,577
T. Rowe Price Natural Resources	—	963,160	(965,621)
Wellington Management Hedged Equity	17,169,520	5,904,525	725,713

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AQR Emerging Markets Equity
PGIM Core Ultra Short Bond Fund	$29,157,081	$203,830,399	$225,631,106	$—	$—	7,356,374	7,356,374	$451,428
PGIM Institutional Money Market Fund	17,378,537	146,901,397	157,265,841	522	873	7,015,488	7,016,190	38,103	**

	$46,535,618	$350,731,796	$382,896,947	$522	$873	$14,371,862		$489,531

B17

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Cohen & Steers Realty
PGIM Core Ultra Short Bond Fund	$4,089,285	$139,525,835	$138,855,886	$—	$—	$4,759,234	4,759,234	$83,793
PGIM Institutional Money Market Fund	69,723,871	355,596,667	376,537,541	459	(11,710)	48,771,746	48,776,624	129,194	**

	$73,813,156	$495,122,502	$515,393,427	$459	$(11,710)	$53,530,980		$212,987

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Goldman Sachs Large-Cap Value
PGIM Core Ultra Short Bond Fund	$45,834,764	$769,127,682	$732,303,740	$—	$—	$82,658,706	82,658,706	$454,080
PGIM Institutional Money Market Fund	47,173,774	848,383,362	812,336,346	(8,015)	(885)	83,211,890	83,220,212	239,789	**

	$93,008,538	$1,617,511,044	$1,544,640,086	$(8,015)	$(885)	$165,870,596		$693,869

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Goldman Sachs Mid-Cap Growth
PGIM Core Ultra Short Bond Fund	$39,725,959	$584,620,840	$606,528,500	$—	$—	$17,818,299	17,818,299	$975,092
PGIM Institutional Money Market Fund	123,858,688	689,304,184	685,756,976	(1,243)	(14,613)	127,390,040	127,402,780	335,371	**

	$163,584,647	$1,273,925,024	$1,292,285,476	$(1,243)	$(14,613)	$145,208,339		$1,310,463

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Goldman Sachs Small-Cap Value
PGIM Core Ultra Short Bond Fund	$5,715,890	$195,046,525	$180,137,286	$—	$—	$20,625,129	20,625,129	$390,888
PGIM Institutional Money Market Fund	222,962,555	393,249,546	491,393,809	(2,639)	(11,679)	124,803,974	124,816,456	462,086	**

	$228,678,445	$588,296,071	$671,531,095	$(2,639)	$(11,679)	$145,429,103		$852,974

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Hotchkis & Wiley Large-Cap Value
PGIM Core Ultra Short Bond Fund	$26,405,740	$766,944,114	$643,957,228	$—	$—	$149,392,626	149,392,626	$404,374
PGIM Institutional Money Market Fund	329,281,772	1,191,842,862	1,441,375,414	12,025	(9,985)	79,751,260	79,759,236	630,285	**

	$355,687,512	$1,958,786,976	$2,085,332,642	$12,025	$(9,985)	$229,143,886		$1,034,659

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

International Growth
PGIM Core Ultra Short Bond Fund	$19,026,284	$582,353,828	$582,368,472	$—	$—	$19,011,640	19,011,640	$617,350
PGIM Institutional Money Market Fund	244,482,342	1,343,376,622	1,446,393,033	2,896	2,899	141,471,726	141,485,875	703,044	**

	$263,508,626	$1,925,730,450	$2,028,761,505	$2,896	$2,899	$160,483,366		$1,320,394

B18

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

International Value
PGIM Core Ultra Short Bond Fund	$15,711,717	$412,670,357	$401,424,502	$—	$—	$26,957,572	26,957,572	$578,741
PGIM Institutional Money Market Fund	17,604,513	749,146,925	747,028,597	(1,047)	22,805	19,744,599	19,746,574	554,926	**

	$33,316,230	$1,161,817,282	$1,148,453,099	$(1,047)	$22,805	$46,702,171		$1,133,667

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

J.P. Morgan International Equity
PGIM Core Ultra Short Bond Fund	$4,450,496	$100,977,312	$99,114,111	$—	$—	$6,313,697	6,313,697	$141,552
PGIM Institutional Money Market Fund	3,669,704	136,820,956	140,491,189	—	529	—	—	71,898	**

	$8,120,200	$237,798,268	$239,605,300	$—	$529	$6,313,697		$213,450

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Jennison Large-Cap Growth
PGIM Core Ultra Short Bond Fund	$3,530,642	$270,217,939	$252,467,608	$—	$—	$21,280,973	21,280,973	$165,972
PGIM Institutional Money Market Fund	127,284,887	620,185,281	673,476,488	4,430	(8,133)	73,989,977	73,997,377	428,761	**

	$130,815,529	$890,403,220	$925,944,096	$4,430	$(8,133)	$95,270,950		$594,733

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Loomis Sayles Large-Cap Growth
PGIM Core Ultra Short Bond Fund	$11,466,520	$944,497,814	$887,810,485	$—	$—	$68,153,849	68,153,849	$765,528
PGIM Institutional Money Market Fund	461,016,074	1,432,301,671	1,693,385,833	14,907	(18,961)	199,927,858	199,947,853	772,722	**

	$472,482,594	$2,376,799,485	$2,581,196,318	$14,907	$(18,961)	$268,081,707		$1,538,250

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

MFS Global Equity
PGIM Core Ultra Short Bond Fund	$6,257,710	$95,624,138	$93,457,439	$—	$—	$8,424,409	8,424,409	$84,492
PGIM Institutional Money Market Fund	60,821,374	304,108,913	344,606,811	5,072	(2,682)	20,325,866	20,327,899	162,493	**

	$67,079,084	$399,733,051	$438,064,250	$5,072	$(2,682)	$28,750,275		$246,985

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

MFS Growth
PGIM Core Ultra Short Bond Fund	$18,570,993	$214,987,144	$204,864,725	$—	$—	$28,693,412	28,693,412	$296,517
PGIM Institutional Money Market Fund	58,937,626	322,914,375	359,682,876	2,976	(3,881)	22,168,220	22,170,437	129,652	**

	$77,508,619	$537,901,519	$564,547,601	$2,976	$(3,881)	$50,861,632		$426,169

B19

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

MFS Large-Cap Value
PGIM Core Ultra Short Bond Fund	$14,877,386	$137,997,791	$149,382,117	$—	$—	$3,493,060	3,493,060	$352,970
PGIM Institutional Money Market Fund	60,828,766	370,017,147	363,796,213	147	(15,377)	67,034,470	67,041,175	109,347	**

	$75,706,152	$508,014,938	$513,178,330	$147	$(15,377)	$70,527,530		$462,317

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Neuberger Berman/LSV Mid-Cap Value
PGIM Core Ultra Short Bond Fund	$3,017,292	$142,334,814	$141,546,746	$—	$—	$3,805,360	3,805,360	$63,934
PGIM Institutional Money Market Fund	180,934,231	505,491,488	576,651,964	3,484	(12,103)	109,765,136	109,776,114	473,212	**

	$183,951,523	$647,826,302	$718,198,710	$3,484	$(12,103)	$113,570,496		$537,146

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Parametric Emerging Markets Equity
PGIM Core Ultra Short Bond Fund	$1,915,607	$85,350,147	$87,265,754	$—	$—	$—	—	$33,890
PGIM Institutional Money Market Fund	18,198,646	98,906,814	107,241,112	476	(2,100)	9,862,724	9,863,710	79,913	**

	$20,114,253	$184,256,961	$194,506,866	$476	$(2,100)	$9,862,724		$113,803

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

QMA Large-Cap
PGIM Core Ultra Short Bond Fund	$22,139,291	$378,339,770	$319,807,989	$—	$—	$80,671,072	80,671,072	$528,870
PGIM Institutional Money Market Fund	36,689,725	403,673,434	413,563,991	(83)	(2,832)	26,796,253	26,798,934	56,128	**

	$58,829,016	$782,013,204	$733,371,980	$(83)	$(2,832)	$107,467,325		$584,998

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Small-Cap Growth
PGIM Core Ultra Short Bond Fund	$7,964,634	$272,696,409	$276,420,734	$—	$—	$4,240,309	4,240,309	$212,870
PGIM Institutional Money Market Fund	318,920,942	648,103,579	803,490,402	1,087	(24,108)	163,511,098	163,527,450	942,632	**

	$326,885,576	$920,799,988	$1,079,911,136	$1,087	$(24,108)	$167,751,407		$1,155,502

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Small-Cap Growth Opportunities
PGIM Core Ultra Short Bond Fund	$5,229,027	$151,728,933	$151,974,626	$—	$—	$4,983,334	4,983,334	$143,641
PGIM Institutional Money Market Fund	223,065,028	515,637,863	593,669,904	(2,315)	(10,036)	145,020,636	145,035,140	617,450	**

	$228,294,055	$667,366,796	$745,644,530	$(2,315)	$(10,036)	$150,003,970		$761,091

B20

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Small-Cap Value
PGIM Core Ultra Short Bond Fund	$11,080,783	$397,262,458	$380,978,011	$—	$—	$27,365,230	27,365,230	$346,166
PGIM Institutional Money Market Fund	179,634,500	364,468,367	460,277,291	7,097	(11,320)	83,821,353	83,829,736	525,432	**

	$190,715,283	$761,730,825	$841,255,302	$7,097	$(11,320)	$111,186,583		$871,598

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

T. Rowe Price Large-Cap Growth
PGIM Core Ultra Short Bond Fund	$20,620,305	$629,258,313	$586,584,146	$—	$—	$63,294,472	63,294,472	$958,121
PGIM Institutional Money Market Fund	259,553,842	1,455,504,104	1,484,540,557	2,538	(34,026)	230,485,901	230,508,952	907,301	**

	$280,174,147	$2,084,762,417	$2,071,124,703	$2,538	$(34,026)	$293,780,373		$1,865,422

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

T. Rowe Price Large-Cap Value
PGIM Institutional Money Market Fund	$38,228,101	$616,303,608	$581,220,244	$(5,862)	$(13,791)	$73,291,812	73,299,142	$188,116	**

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

T. Rowe Price Natural Resources
PGIM Core Ultra Short Bond Fund	$1,761,120	$97,100,959	$92,117,828	$—	$—	$6,744,251	6,744,251	$51,306
PGIM Institutional Money Market Fund	41,515,644	393,088,950	396,593,384	2,605	(13,468)	38,000,347	38,004,148	267,906	**

	$43,276,764	$490,189,909	$488,711,212	$2,605	$(13,468)	$44,744,598		$319,212

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Templeton Global Bond
PGIM Institutional Money Market Fund	$—	$30,776,946	$30,776,942	$—	$1,545	$1,549	1,549	$4,975	**

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

WEDGE Capital Mid-Cap Value
PGIM Core Ultra Short Bond Fund	$11,591,048	$101,031,657	$101,319,592	$—	$—	$11,303,113	11,303,113	$184,930
PGIM Institutional Money Market Fund	84,661,031	329,591,993	376,802,647	2,754	(3,621)	37,449,510	37,453,255	148,431	**

	$96,252,079	$430,623,650	$478,122,239	$2,754	$(3,621)	$48,752,623		$333,361

Affiliated Mutual Fund*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Wellington Management Hedged Equity
PGIM Institutional Money Market Fund	$140,846,854	$749,757,762	$763,778,337	$594	$(19,036)	$126,807,837	126,820,519	$493,598	**

*	The Funds did not have any capital distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

B21

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
Cohen & Steers Realty	$1,538,943	3.48%	53	$5,367,000	$—
Goldman Sachs Large-Cap Value	3,990,500	3.65%	6	11,745,000	—
Goldman Sachs Small-Cap Value	5,863,250	3.58%	4	9,537,000	—
Hotchkis & Wiley Large-Cap Value	2,845,667	3.50%	24	6,630,000	—
International Growth	1,486,870	3.35%	23	5,589,000	—
International Value	3,790,137	3.26%	182	19,040,000	1,766,000
J.P. Morgan International Equity	3,053,667	3.75%	12	8,802,000	—
Jennison Large-Cap Growth	4,264,681	3.42%	47	18,022,000	—
Loomis Sayles Large-Cap
Growth	1,399,000	2.81%	1	1,399,000	—
MFS Global Equity	3,123,080	3.59%	25	8,642,000	—
MFS Growth	3,254,000	3.73%	1	3,254,000	—
Neuberger Berman/LSV
Mid-Cap Value	1,276,528	3.49%	36	6,482,000	—

B22

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
Parametric Emerging Markets Equity	$3,715,551	3.52%	98	$15,988,000	$5,800,000
QMA Large-Cap	2,982,429	3.38%	7	5,684,000	—
Small-Cap Growth	8,338,000	2.94%	3	8,338,000	—
Small-Cap Growth Opportunities	1,611,714	2.96%	7	2,395,000	—
Small-Cap Value	491,750	2.96%	4	736,000	—
T. Rowe Price Natural Resources	2,095,660	3.46%	47	8,873,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
AQR Emerging Markets Equity	3	86	86
Cohen & Steers Realty	4	91	91
Goldman Sachs Large-Cap Value	4	92	92
Goldman Sachs Mid-Cap Growth	3	84	84
Goldman Sachs Small-Cap Value	7	96	96
Hotchkis & Wiley Large-Cap Value	5	91	91
International Growth	6	96	96
International Value	6	92	92
J.P. Morgan International Equity	3	94	94
Jennison Large-Cap Growth	5	94	94
Loomis Sayles Large-Cap Growth	5	93	93
MFS Global Equity	3	95	95
MFS Growth	5	93	93
MFS Large-Cap Value	4	89	89
Neuberger Berman/LSV Mid-Cap Value	3	87	87
Parametric Emerging Markets Equity	4	96	96
QMA Large-Cap	3	95	95
Small-Cap Growth	5	84	84
Small-Cap Growth Opportunities	5	89	89
Small-Cap Value	5	86	86
T. Rowe Price Large-Cap Growth	4	86	86
T. Rowe Price Large-Cap Value	5	93	93
T. Rowe Price Natural Resources	4	94	94
Templeton Global Bond	2	92	92
WEDGE Capital Mid-Cap Value	5	94	94
Wellington Management Hedged Equity	3	95	95

9.	Reorganizations

On November 17, 2016, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of the AST Boston Partners Large-Cap Value Portfolio and AST QMA Emerging Markets Equity Portfolio (the “Merged Portfolios”) for shares of AST Goldman Sachs Large-Cap Value Portfolio and AST AQR Emerging Markets Equity Portfolio (the “Acquiring Portfolios) and the assumption of

B23

the liabilities of the Merged Portfolios, respectively. Shareholders approved each Plan at a meeting on February 16, 2017 and each reorganization took place at the close of business on April 28, 2017.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Boston Partners Large-Cap Value Portfolio	$279,241,924	$211,667,766
AST QMA Emerging Markets Equity Portfolio	83,574,159	77,950,278

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Boston Partners Large-Cap Value Portfolio	14,105,232	AST Goldman Sachs Large-Cap Value Portfolio	9,871,267	$290,610,158
AST QMA Emerging Markets Equity Portfolio	8,186,162	AST AQR Emerging Markets Equity Portfolio	7,350,419	79,752,175

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on investments	Acquiring Portfolio	Net Assets
AST Boston Partners Large-Cap Value Portfolio	$290,610,158	$67,574,158	AST Goldman Sachs Large-Cap Value Portfolio	$1,797,609,903
AST QMA Emerging Markets Equity Portfolio	79,752,175	5,623,881	AST AQR Emerging Markets Equity Portfolio	144,422,222

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
AST Goldman Sachs Large-Cap Value Portfolio	$30,668,475	$ 179,943,390	$210,611,865
AST AQR Emerging Markets Equity Portfolio	2,412,442	70,913,798	73,326,240

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus Net investment income from the Merged Portfolios pre-merger as follows: AST Boston Partners Large-Cap Value Portfolio $1,599,613 and AST QMA Emerging Markets Equity Portfolio $(57,952).

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Boston Partners Large-Cap Value Portfolio $21,189,772 and AST QMA Emerging Markets Equity Portfolio $11,549,448.

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios

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that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

10.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The

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reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

11.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

12.	Subsequent Events

At a meeting held on November 27-28, 2018, the Board approved a plan of reorganization whereby AST T. Rowe Price Large-Cap Value Portfolio would acquire AST Goldman Sachs Large-Cap Value Portfolio. The reorganization is subject to approval by the shareholders of AST Goldman Sachs Large-Cap Value Portfolio. A special meeting of the shareholders will be held on March 5, 2019. It is expected that the reorganization, if approved, would be completed on or about April 29, 2019.

At a meeting held on January 25, 2019, the Board approved the replacement of Goldman Sachs Asset Management,

B26

L.P. as Subadviser to the AST Goldman Sachs Mid-Cap Growth Portfolio with Victory Capital Management, Inc. and MFS. The Board also approved changing the name of the Portfolio to the AST Mid-Cap Growth Portfolio. These changes are expected to become effective on or about April 29,2019.

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Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.82		$9.50	$8.38		$9.92	$10.24

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14		0.13	0.09		0.10	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.58)		3.19	1.03		(1.64)	(0.44)

Total from investment operations	(2.44)		3.32	1.12		(1.54)	(0.32)

Capital Contributions	0.01	(d)	—	—	(e)(f)	—	—

Net Asset Value, end of year	$10.39		$12.82	$9.50		$8.38	$9.92

Total Return(a)	(18.95	)%(g)	34.95%	13.37	%(h)	(15.52)%	(3.13)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$147.6		$271.0	$162.6		$158.9	$263.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.31%		1.39%	1.45%		1.37%	1.35%
Expenses Before Waivers and/or Expense Reimbursement	1.31%		1.39%	1.45%		1.37%	1.35%
Net investment income (loss)	1.14%		1.13%	0.99%		1.04%	1.16%
Portfolio turnover rate(i)	112%		114%	81%		59%	69%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Less than $0.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (19.03)%

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.57	$10.89	$10.39		$9.91	$7.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.18	0.13		0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.76)	0.50	0.37		0.36	2.20

Total from investment operations	(0.55)	0.68	0.50		0.48	2.34

Capital Contributions	—	—	—	(d)(e)	—	—

Net Asset Value, end of year	$11.02	$11.57	$10.89		$10.39	$9.91

Total Return(a)	(4.75)%	6.24%	4.81	%(f)	4.84%	30.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$505.8	$655.8	$675.6		$759.1	$857.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.04%	1.03%		1.03%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.10%	1.10%		1.10%	1.11%
Net investment income (loss)	1.89%	1.63%	1.19%		1.14%	1.46%
Portfolio turnover rate(g)	56%	79%	88%		59%	48%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$31.08		$28.32	$25.39		$26.62	$23.53

Income (Loss) From Investment Operations:
Net investment income (loss)	0.37		0.42	0.46		0.33	0.27
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.05)		2.34	2.44		(1.56)	2.82

Total from investment operations	(2.68)		2.76	2.90		(1.23)	3.09

Capital Contributions	0.03	(d)	—	0.03	(e)	—	—

Net Asset Value, end of year	$28.43		$31.08	$28.32		$25.39	$26.62

Total Return(a)	(8.53	)%(f)	9.75%	11.54	%(g)	(4.62)%	13.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,457.2		$2,221.1	$1,781.8		$2,124.9	$1,732.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%		0.81%	0.82%		0.82%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.82%		0.82%	0.83%		0.83%	0.84%
Net investment income (loss)	1.20%		1.42%	1.80%		1.24%	1.09%
Portfolio turnover rate(h)	128%		153%	132%		113%	74%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (8.63%).

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.42%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.43		$7.42	$7.30		$7.74	$6.94

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		(0.02)	(0.02)		(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.39)		2.03	0.13		(0.42)	0.82

Total from investment operations	(0.41)		2.01	0.11		(0.44)	0.80

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$9.02		$9.43	$7.42		$7.30	$7.74

Total Return(a)	(4.35	)%(g)	27.09%	1.64	%(h)	(5.68)%	11.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,160.2		$1,437.0	$1,182.8		$1,330.1	$712.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%		0.98%	0.98%		1.03%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.08%		1.08%	1.08%		1.10%	1.11%
Net investment income (loss)	(0.24)%		(0.25)%	(0.21)%		(0.29)%	(0.25)%
Portfolio turnover rate(i)	66%		57%	71%		128%	71%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.75		$21.17	$17.03		$18.02	$16.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10		0.11	0.13		0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.44)		2.47	4.00		(1.10)	1.11

Total from investment operations	(3.34)		2.58	4.13		(0.99)	1.21

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$20.41		$23.75	$21.17		$17.03	$18.02

Total Return(a)	(14.06	)%(g)	12.19%	24.31	%(h)	(5.49)%	7.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$790.5		$1,024.5	$933.3		$800.7	$924.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.03%	1.04%		1.04%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.04%		1.04%	1.05%		1.05%	1.05%
Net investment income (loss)	0.43%		0.49%	0.71%		0.60%	0.55%
Portfolio turnover rate(i)	55%		56%	70%		47%	48%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$29.76		$24.96	$20.83		$22.59	$19.86

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52		0.38	0.34		0.35	0.62
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.78)		4.42	3.75		(2.11)	2.11

Total from investment operations	(4.26)		4.80	4.09		(1.76)	2.73

Capital Contributions	0.04	(d)	—	0.04	(e)	—	—

Net Asset Value, end of year	$25.54		$29.76	$24.96		$20.83	$22.59

Total Return(a)	(14.18	)%(f)	19.23%	19.83	%(g)	(7.79)%	13.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,704.4		$1,883.9	$1,437.7		$1,489.4	$1,402.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%		0.83%	0.84%		0.84%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	0.83%		0.83%	0.84%		0.84%	0.84%
Net investment income (loss)	1.73%		1.41%	1.57%		1.56%	2.95%
Portfolio turnover rate(h)	44%		33%	43%		48%	43%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.93		$13.24	$13.76		$13.34	$14.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.11	0.10		0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.54)		4.58	(0.64)		0.33	(0.87)

Total from investment operations	(2.41)		4.69	(0.54)		0.42	(0.78)

Capital Contributions	0.02	(d)	—	0.02	(e)	—	—

Net Asset Value, end of year	$15.54		$17.93	$13.24		$13.76	$13.34

Total Return(a)	(13.33	)%(f)	35.42%	(3.78	)%(g)	3.15%	(5.52)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,776.3		$2,577.2	$1,959.1		$2,223.8	$2,721.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%		1.08%	1.09%		1.09%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.09%		1.09%	1.10%		1.10%	1.10%
Net investment income (loss)	0.70%		0.67%	0.78%		0.64%	0.66%
Portfolio turnover rate(h)	38%		48%	61%		50%	56%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST International Value Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.32		$17.36	$17.26		$17.12	$18.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49		0.42	0.38		0.35	0.36
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.95)		3.54	(0.32)		(0.21)	(1.59)

Total from investment operations	(3.46)		3.96	0.06		0.14	(1.23)

Capital Contributions	0.02	(d)	—	0.04	(e)	—	—

Net Asset Value, end of year	$17.88		$21.32	$17.36		$17.26	$17.12

Total Return(a)	(16.14	)%(f)	22.81%	0.58	%(g)	0.82%	(6.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,581.5		$2,321.7	$1,908.1		$2,029.2	$2,436.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%		1.10%	1.10%		1.11%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.10%		1.10%	1.10%		1.11%	1.10%
Net investment income (loss)	2.37%		2.18%	2.26%		1.96%	2.10%
Portfolio turnover rate(h)	26%		21%	28%		22%	79%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$30.80		$23.76	$23.31		$23.98	$25.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58		0.43	0.42		0.41	0.72
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.98)		6.61	(0.02)		(1.08)	(2.35)

Total from investment operations	(5.40)		7.04	0.40		(0.67)	(1.63)

Capital Contributions	0.02	(d)	—	0.05	(e)	—	—

Net Asset Value, end of year	$25.42		$30.80	$23.76		$23.31	$23.98

Total Return(a)	(17.47	)%(f)	29.63%	1.93	%(g)	(2.79)%	(6.36)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$358.3		$481.2	$359.2		$389.2	$427.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%		1.01%	1.03%		1.02%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.01%		1.01%	1.03%		1.02%	1.02%
Net investment income (loss)	1.96%		1.57%	1.81%		1.63%	2.84%
Portfolio turnover rate(h)	31%		18%	24%		13%	12%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$31.05		$22.86	$23.20		$20.97	$19.15

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)		(0.03)	(0.03)		(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.44)		8.22	(0.31)		2.29	1.87

Total from investment operations	(0.50)		8.19	(0.34)		2.23	1.82

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$30.55		$31.05	$22.86		$23.20	$20.97

Total Return(a)	(1.61	)%(g)	35.83%	(1.47	)%(g)	10.63%	9.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$951.6		$1,152.0	$784.0		$1,097.4	$711.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%		0.99%	1.00%		0.99%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%		0.99%	1.00%		0.99%	1.00%
Net investment income (loss)	(0.17)%		(0.12)%	(0.15)%		(0.27)%	(0.24)%
Portfolio turnover rate(h)	39%		61%	42%		36%	34%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$49.87		$37.50	$35.52		$32.27	$29.18

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.18	0.22		0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.52)		12.19	1.71		3.08	2.93

Total from investment operations	(1.36)		12.37	1.93		3.25	3.09

Capital Contributions	0.02	(d)	—	0.05	(e)	—	—

Net Asset Value, end of year	$48.53		$49.87	$37.50		$35.52	$32.27

Total Return(a)	(2.69	)%(f)	32.99%	5.57	%(g)	10.07%	10.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,317.9		$2,954.2	$2,292.9		$2,434.0	$2,957.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%		0.91%	0.92%		0.92%	0.92%
Expenses Before Waivers and/or Expense Reimbursement	0.97%		0.97%	0.98%		0.98%	0.98%
Net investment income (loss)	0.31%		0.41%	0.61%		0.49%	0.53%
Portfolio turnover rate(h)	8%		13%	13%		10%	37%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.52		$16.57	$15.47		$15.70	$15.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.15	0.13		0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.15)		3.80	0.95		(0.36)	0.41

Total from investment operations	(1.97)		3.95	1.08		(0.23)	0.55

Capital Contributions	0.01	(d)	—	0.02	(e)	—	—

Net Asset Value, end of year	$18.56		$20.52	$16.57		$15.47	$15.70

Total Return(a)	(9.55	)%(f)	23.84%	7.11	%(g)	(1.46)%	3.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$586.0		$753.5	$614.9		$619.9	$643.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%		1.11%	1.13%		1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.11%		1.11%	1.13%		1.12%	1.13%
Net investment income (loss)	0.90%		0.81%	0.81%		0.80%	0.96%
Portfolio turnover rate(h)	10%		10%	28%		17%	11%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST MFS Growth Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.71		$18.14	$17.80		$16.59	$15.27

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)		(0.02)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.56		5.59	0.36		1.23	1.33

Total from investment operations	0.50		5.57	0.33		1.21	1.32

Capital Contributions	0.01	(d)	—	0.01	(e)	—	—

Net Asset Value, end of year	$24.22		$23.71	$18.14		$17.80	$16.59

Total Return(a)	2.15	%(f)	30.71%	1.91	%(g)	7.29%	8.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,057.2		$1,217.1	$1,069.7		$1,182.3	$1,417.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%		0.99%	0.99%		0.99%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	0.98%		0.99%	0.99%		0.99%	0.99%
Net investment income (loss)	(0.24)%		(0.11)%	(0.16)%		(0.12)%	(0.08)%
Portfolio turnover rate(h)	17%		29%	29%		30%	37%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.10		$17.13	$15.10		$15.21	$13.80

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29		0.24	0.24		0.22	0.28
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.33)		2.73	1.79		(0.33)	1.13

Total from investment operations	(2.04)		2.97	2.03		(0.11)	1.41

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$18.06		$20.10	$17.13		$15.10	$15.21

Total Return(a)	(10.15	)%(g)	17.34%	13.44	%(g)	(0.72)%	10.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,359.7		$1,579.2	$1,160.4		$587.6	$626.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.93%	0.95%		0.96%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.93%	0.95%		0.96%	0.97%
Net investment income (loss)	1.46%		1.29%	1.47%		1.45%	2.01%
Portfolio turnover rate(h)	9%		16%	33%		17%	14%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$34.91		$30.68	$25.95		$27.50	$24.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43		0.40	0.34		0.39	0.27
Net realized and unrealized gain (loss) on investments and foreign currencies	(6.18)		3.83	4.36		(1.94)	3.16

Total from investment operations	(5.75)		4.23	4.70		(1.55)	3.43

Capital Contributions	—	(d)(e)	—	0.03	(f)	—	—

Net Asset Value, end of year	$29.16		$34.91	$30.68		$25.95	$27.50

Total Return(a)	(16.47	)%(g)	13.79%	18.23	%(h)	(5.64)%	14.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$715.4		$1,009.1	$918.5		$810.2	$993.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%		0.99%	1.00%		1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%		0.99%	1.00%		1.00%	1.00%
Net investment income (loss)	1.25%		1.23%	1.25%		1.43%	1.04%
Portfolio turnover rate(i)	20%		27%	30%		22%	20%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.11		$8.00	$7.12		$8.55	$8.97

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17		0.12	0.10		0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)		1.99	0.78		(1.55)	(0.54)

Total from investment operations	(1.44)		2.11	0.88		(1.43)	(0.42)

Capital Contributions	0.02	(d)	—	—	(e)(f)	—	—

Net Asset Value, end of year	$8.69		$10.11	$8.00		$7.12	$8.55

Total Return(a)	(14.05	)%(g)	26.38%	12.36	%(h)	(16.73)%	(4.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$337.0		$510.5	$411.7		$401.9	$583.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.41%		1.39%	1.48%		1.45%	1.42%
Expenses Before Waivers and/or Expense Reimbursement	1.41%		1.39%	1.48%		1.45%	1.42%
Net investment income (loss)	1.74%		1.30%	1.28%		1.42%	1.31%
Portfolio turnover rate(i)	9%		13%	34%		12%	9%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Less than $0.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST QMA Large-Cap Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.60		$15.32	$13.82		$13.61	$11.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.17	0.19		0.20	0.16
Net realized and unrealized gain (loss) on investments	(1.52)		3.11	1.31		0.01	1.64

Total from investment operations	(1.33)		3.28	1.50		0.21	1.80

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$17.27		$18.60	$15.32		$13.82	$13.61

Total Return(a)	(7.15	)%(g)	21.41%	10.85	%(g)	1.54%	15.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,110.2		$2,653.6	$2,946.6		$2,904.4	$2,791.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%		0.81%	0.80%		0.81%	0.81%
Expenses Before Waivers and/or Expense Reimbursement	0.82%		0.82%	0.82%		0.82%	0.83%
Net investment income (loss)	0.98%		1.05%	1.34%		1.45%	1.19%
Portfolio turnover rate(h)	82%		87%	90%		96%	89%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$44.51	$35.92	$32.05		$31.80	$30.63

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.18)	(0.19)	(0.10)		(0.20)	(0.16)
Net realized and unrealized gain (loss) on investments	(3.55)	8.78	3.96		0.45	1.33

Total from investment operations	(3.73)	8.59	3.86		0.25	1.17

Capital Contributions	—	—	0.01	(d)	—	—

Net Asset Value, end of year	$40.78	$44.51	$35.92		$32.05	$31.80

Total Return(a)	(8.38)%	23.91%	12.07	%(e)	0.79%	3.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$679.6	$884.2	$756.0		$737.4	$866.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%	1.00%		1.00%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.99%	1.01%		1.00%	1.01%
Net investment income (loss)	(0.38)%	(0.49)%	(0.31)%		(0.59)%	(0.52)%
Portfolio turnover rate(f)	56%	60%	91%		46%	87%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.82		$15.53	$14.41		$14.23	$13.56

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.09)		(0.08)	(0.04)		(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.05)		4.37	1.15		0.22	0.70

Total from investment operations	(2.14)		4.29	1.11		0.18	0.67

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$17.68		$19.82	$15.53		$14.41	$14.23

Total Return(a)	(10.80	)%(g)	27.62%	7.77	%(h)	1.26%	4.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$615.9		$852.4	$722.2		$746.8	$801.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%		1.05%	1.06%		1.05%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.05%		1.05%	1.06%		1.05%	1.07%
Net investment income (loss)	(0.43)%		(0.47)%	(0.27)%		(0.24)%	(0.12)%
Portfolio turnover rate(i)	65%		57%	71%		69%	184%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$28.64		$26.68	$20.65		$21.58	$20.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.14	0.11		0.15	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.07)		1.82	5.88		(1.08)	0.96

Total from investment operations	(4.89)		1.96	5.99		(0.93)	1.08

Capital Contributions	—	(d)(e)	—	0.04	(f)	—	—

Net Asset Value, end of year	$23.75		$28.64	$26.68		$20.65	$21.58

Total Return(a)	(17.07	)%(g)	7.35%	29.20	%(h)	(4.31)%	5.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$589.0		$978.6	$1,065.6		$940.6	$1,156.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		0.99%	1.00%		1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.00%		0.99%	1.00%		1.00%	1.00%
Net investment income (loss)	0.65%		0.53%	0.49%		0.72%	0.57%
Portfolio turnover rate(i)	51%		50%	52%		63%	36%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$34.65		$25.13	$24.47		$22.33	$20.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04		(0.02)	(0.01)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.30		9.54	0.65		2.21	1.79

Total from investment operations	1.34		9.52	0.64		2.14	1.72

Capital Contributions	—	(d)(e)	—	0.02	(f)	—	—

Net Asset Value, end of year	$35.99		$34.65	$25.13		$24.47	$22.33

Total Return(a)	3.87	%(g)	37.88%	2.70	%(h)	9.58%	8.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,372.9		$2,621.5	$1,663.8		$1,978.9	$1,796.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%		0.92%	0.95%		0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.94%		0.94%	0.96%		0.96%	0.97%
Net investment income (loss)	0.11%		(0.08)%	(0.06)%		(0.31)%	(0.34)%
Portfolio turnover rate(i)	33%		41%	42%		47%	52%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$15.14		$12.99	$12.24		$13.03	$12.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.23	0.20		0.16	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.72)		1.92	0.54		(0.95)	0.04

Total from investment operations	(1.46)		2.15	0.74		(0.79)	0.20

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$13.68		$15.14	$12.99		$12.24	$13.03

Total Return(a)	(9.64	)%(g)	16.55%	6.13	%(h)	(6.06)%	1.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,302.2		$1,272.0	$860.7		$708.5	$827.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%		0.83%	0.81%		0.80%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.94%	0.96%		0.95%	0.95%
Net investment income (loss)	1.71%		1.65%	1.63%		1.27%	1.22%
Portfolio turnover rate(i)	44%		41%	167%		63%	62%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.12		$20.96	$16.82		$20.83	$22.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.33		0.41	0.21		0.17	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.19)		1.75	3.90		(4.18)	(2.05)

Total from investment operations	(3.86)		2.16	4.11		(4.01)	(1.90)

Capital Contributions	0.01	(d)	—	0.03	(e)	—	—

Net Asset Value, end of year	$19.27		$23.12	$20.96		$16.82	$20.83

Total Return(a)	(16.65	)%(f)	10.31%	24.61	%(g)	(19.25)%	(8.36)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$324.9		$543.1	$528.5		$416.5	$579.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%		1.02%	1.03%		1.04%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%		1.02%	1.03%		1.04%	1.02%
Net investment income (loss)	1.43%		1.94%	1.09%		0.85%	0.55%
Portfolio turnover rate(h)	49%		84%	93%		87%	68%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.69)%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.00		$10.78	$10.33		$10.83	$10.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46		0.42	0.28		0.21	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.29)		(0.20)	0.17		(0.71)	(0.12)

Total from investment operations	0.17		0.22	0.45		(0.50)	0.06

Capital Contributions	0.05	(d)	—	—	(e)(f)	—	—

Net Asset Value, end of year	$11.22		$11.00	$10.78		$10.33	$10.83

Total Return(a)	2.00	%(g)	2.04%	4.36	%(h)	(4.62)%	0.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.2		$360.8	$340.5		$352.6	$661.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.95%	0.98%		0.97%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.95%	0.98%		0.97%	0.97%
Net investment income (loss)	4.16%		3.80%	2.69%		1.98%	1.62%
Portfolio turnover rate(i)	19%		36%	68%		60%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Less than $0.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.55%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST WEDGE Capital Mid-Cap Value Portfolio
	Year Ended December 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$25.78	$21.75	$19.08		$20.43	$17.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.17	0.25		0.20	0.11
Net realized and unrealized gain (loss) on investments	(4.46)	3.86	2.39		(1.55)	2.55

Total from investment operations	(4.26)	4.03	2.64		(1.35)	2.66

Capital Contributions	—	—	0.03	(d)	—	—

Net Asset Value, end of year	$21.52	$25.78	$21.75		$19.08	$20.43

Total Return(a)	(16.52)%	18.53%	13.99	%(e)	(6.61)%	14.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$297.8	$426.2	$373.2		$359.5	$459.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.06%	1.06%		1.07%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.07%	1.07%		1.07%	1.08%
Net investment income (loss)	0.78%	0.74%	1.29%		0.96%	0.56%
Portfolio turnover rate(f)	33%	27%	35%		58%	21%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$15.21		$13.39	$12.57		$12.65	$11.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14		0.11	0.09		0.08	0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.90)		1.71	0.73		(0.16)	0.55

Total from investment operations	(0.76)		1.82	0.82		(0.08)	0.66

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$14.45		$15.21	$13.39		$12.57	$12.65

Total Return(a)	(5.00	)%(g)	13.59%	6.52	%(g)	(0.63)%	5.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,778.8		$2,230.6	$2,090.8		$2,121.9	$2,228.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.08%	1.09%		1.09%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	1.08%		1.09%	1.09%		1.09%	1.10%
Net investment income (loss)	0.92%		0.80%	0.71%		0.62%	0.90%
Portfolio turnover rate(h)	48%		59%	65%		55%	76%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

D1

Appendix

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large Cap Value Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108

Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108

Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108

Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108

Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

		None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108

Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108

Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

		None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108

Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108

President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

		None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President

Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).

Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer

Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.

Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer

Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018
Andrew R. French* Age: 56 Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2019	A1
	AST Bond Portfolio 2020	A14
	AST Bond Portfolio 2021	A26
	AST Bond Portfolio 2022	A38
	AST Bond Portfolio 2023	A51
	AST Bond Portfolio 2024	A64
	AST Bond Portfolio 2025	A79
	AST Bond Portfolio 2026	A94
	AST Bond Portfolio 2027	A109
	AST Bond Portfolio 2028	A125
	AST Bond Portfolio 2029	A139
	AST Global Real Estate Portfolio	A148
	AST High Yield Portfolio	A152
	AST Investment Grade Bond Portfolio	A185
	AST Prudential Core Bond Portfolio	A216
	AST QMA US Equity Alpha Portfolio	A257
	AST Quantitative Modeling Portfolio	A270
	AST Western Asset Core Plus Bond Portfolio	A273
	AST Western Asset Emerging Markets Debt Portfolio	A327
	Glossary	A340

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2019

Advanced Series Trust Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST Bond Portfolio 2019	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	0.57%	1.61%	2.67%
Bloomberg Barclays Fixed Maturity (2019) Zero Coupon Swaps Index	1.42	2.12	2.73
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	3.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2018, the AST Bond Portfolio 2019 returned 0.57%. The Portfolio underperformed the Bloomberg Barclays Fixed Maturity (2019) Zero Coupon Swaps Index and outperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation was a positive contributor to the Portfolio’s performance, with exposure to non-Treasury sectors —including investment-grade corporate bonds, municipal bonds, commercial mortgage-backed securities, and asset-backed securities — bolstering results. Individual issue selection provided mixed results, with positions in interest rate swaps and investment-grade corporate bonds detracting while security selection in Treasuries added value. Within its holdings of corporate bonds, the Portfolio benefited from positions in the telecom sector, while positions in the foreign non-corporate sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively also detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Bond Portfolio 2020	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.29%	2.14%	2.76%
Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index	1.19	2.51	2.82
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	3.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2009. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2020 returned 0.29%. The Portfolio underperformed the Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index and outperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation was a positive contributor to the Portfolio’s performance, with exposure to non-Treasury sectors — including investment-grade corporate bonds, municipal bonds, commercial mortgage-backed securities, and asset-backed securities — bolstering results. Positioning in interest rate swaps hurt performance. Individual issue selection provided mixed results, with positions in investment-grade corporate bonds detracting while security selection in Treasuries added value. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies hurt performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Bond Portfolio 2021	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.07%	2.60%	4.79%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	1.07	2.96	5.02
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	3.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/4/2010. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2021 returned 0.07%. The Portfolio underperformed the Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index and outperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with exposure to investment-grade corporate bonds and interest rate swaps hurting the most. Positions in asset-backed securities and US Treasuries helped offset some of the losses. Individual issue selection was modestly negative, with positions in Treasuries, emerging markets debt, investment-grade corporate bonds, and collateralized loan obligations adding value. Security selection in interest rate swaps and commercial mortgage-backed securities limited results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies hurt performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Bond Portfolio 2022	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-0.15%	3.08%	3.93%
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	0.97	3.43	4.49
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	2.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2022 returned -0.15%. The Portfolio underperformed the Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index and outperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with exposure to investment-grade corporate bonds and interest rate swaps hurting the most. Positions in asset-backed securities and US Treasuries helped offset some of the losses. Individual issue selection provided mixed results, with positions in Treasuries and emerging markets debt adding value while security selection in interest rate swaps limited results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies hurt performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively modestly detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Bond Portfolio 2023	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-0.26%	3.64%	1.85%
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	0.86	3.90	2.11
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	2.14

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2023 returned -0.26%. The Portfolio underperformed the Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index and outperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with exposure to investment-grade corporate bonds and interest rate swaps hurting the most. Positions in asset-backed securities and US Treasuries helped offset some of the losses. Individual issue selection was also negative, with positions in interest rate swaps limiting results. Security selection in Treasuries, commercial mortgage-backed securities, and emerging markets debt added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Bond Portfolio 2024	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-0.64%	3.94%	1.31%
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	0.68	4.37	1.74
Bloomberg Barclays US Government/Credit Index	-0.42	2.53	1.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2024 returned -0.64%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with exposure to investment-grade corporate bonds and high yield bonds hurting the most. Positions in agencies, asset-backed securities, and interest rate swaps helped offset some of the losses. Individual issue selection was also negative, with positions in interest rate swaps and investment-grade corporate bonds limiting results. Security selection in commercial mortgage-backed securities and emerging markets debt added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care & pharmaceutical sector, while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Bond Portfolio 2025	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.73%	3.99%
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	0.43	4.83
Bloomberg Barclays US Government/Credit Index	-0.42	2.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2025 returned -0.73%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to the Portfolio’s performance, with exposure to interest rate swaps, commercial mortgage-backed securities (CMBS), and asset-backed securities contributing the most. The Portfolio’s exposure to investment-grade corporate bonds hurt performance. Individual issue selection was negative, with positions in interest rate swaps, collateralized loan obligations, and investment-grade corporate bonds limiting results. Security selection in CMBS and US Treasuries added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care insurance sector, while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Bond Portfolio 2026	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.04%	1.16%
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	0.17	2.05
Bloomberg Barclays US Government/Credit Index	-0.42	1.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2026 returned -1.04%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with exposure to investment-grade corporate bonds and commercial mortgage-backed securities (CMBS) hurting the most. Positions in interest rate swaps and asset-backed securities helped offset some of the losses. Individual issue selection was negative, with positions in interest rate swaps, investment-grade corporate bonds, and collateralized loan obligations limiting results. Security selection in US Treasuries and CMBS added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector, while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Bond Portfolio 2027	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.26%	0.66%
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index	-0.13	1.33
Bloomberg Barclays US Government/Credit Index	-0.42	2.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/4/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2027 returned -1.26%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation provided mixed results, with exposure to investment-grade corporate bonds hurting the Portfolio’s performance and positions in interest rate swaps and asset-backed securities adding value. Individual issue selection was negative, with positions in interest rates swaps, investment-grade corporate bonds, and collateralized loan obligations limiting results. Security selection in US Treasuries and commercial mortgage-backed securities added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector, while positions in the banking sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Bond Portfolio 2028	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.05%	0.05%
Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index	-0.46	1.02
Bloomberg Barclays US Government/Credit Index	-0.42	1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Bond Portfolio 2028 returned -2.05%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to the Portfolio’s performance, with positions in interest rates swaps, commercial mortgage-backed securities, and asset-backed securities adding value. The Portfolio’s exposure to investment-grade corporate bonds detracted from performance. Individual issue selection was negative, with positions in US Treasuries, interest rate swaps, investment-grade corporate bonds, and collateralized loan obligations limiting results. Security selection in emerging markets debt added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate sector, while positions in the upstream energy sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Bond Portfolio 2029	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	-1.60%
Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index	-0.78
Bloomberg Barclays US Government/Credit Index	-0.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 2, 2018 through December 31, 2018, the AST Bond Portfolio 2029 returned -1.60%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to the Portfolio’s performance, with positions in interest rate swaps, agency securities, and asset-backed securities adding value. The Portfolio’s exposure to investment-grade corporate bonds detracted from performance. Individual issue selection was negative, with positions in interest rate swaps, US Treasuries, agency securities, and investment-grade corporate bonds limiting results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care & pharmaceutical sector, while positions in the upstream energy sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Global Real Estate Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.71%	3.94%	9.49%
FTSE EPRA/NAREIT Developed Real Estate Net Index	-5.63	4.34	9.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2018, the AST Global Real Estate Portfolio returned -4.71%. The Portfolio outperformed the FTSE EPRA/NAREIT Developed Real Estate Net Index.

The Portfolio’s investment objective is capital appreciation and income.

What were market conditions during the reporting period?

The global real estate investment trust (REIT) market, as measured by the FTSE EPRA/NAREIT Developed Index (the Index), posted moderate losses for the year, returning -5.63% globally, -5.04% in North America, -1.97% in Asia, and -12.83% in Europe. Market volatility returned to the equity markets in 2018, brought on by escalating trade wars, monetary policy concerns, and renewed concerns over the United Kingdom’s negotiations to leave the European Union (known as “Brexit”). After consistently lagging the broader equity markets since the 2016 US presidential election, the REIT sector was itself in a favorable position during the period, significantly outperforming the global equity market by 300 basis points in the second half of 2018. (A basis point is 0.01%.)

For most markets and property types, supply/demand fundamentals remained supportive of continued rental growth. That said, broad-based growth concerns resulted in defensive sectors largely outperforming for the year, including the manufactured housing, health care, and net leases sectors. Retail once again underperformed in the US, as declining foot traffic at regional malls and shopping centers caused downward pressure on rents and cash flow growth. Looking forward, the underlying fundamentals of the direct real estate market have not changed materially. The supply/demand imbalance was still intact at period-end, with market occupancies remaining at historically high levels.

Within Asia, the ongoing trade war between the US and China and the ensuing uncertain economic outlook for the Chinese and global economies hurt the region. Stakes are high for the global economy in 2019. With the exception of Japanese REITs, Asia-Pacific-listed real estate sectors all recorded losses for the year. Europe saw a significant decline for the year. Investor concerns over imminent interest rate tightening and threats to global trade and growth hurt all regions, but Europe suffered additional pressures from the approaching Brexit deadline and other outbreaks of political risk across the region. Over the year, the US dollar’s strengthening against the British pound, the euro, and the Swedish krona played a significant role in depressing the dollar’s total return in the region, reversing the trend from the previous year.

What strategies or holdings affected the Portfolio’s performance?

The performance of the Portfolio during the period was positive on a relative basis. Favorable security selection in North America was the driver of the Portfolio’s relative outperformance. To a lesser degree, Asia also outperformed on a relative basis, while the European region slightly lagged. Within the US, the industrial, shopping center, and health care sectors made the largest contributions to relative results. The US benefited from positive security selection within these sectors. The diversified, office, and specialty housing sectors also positively impacted results. The hotel and mall sectors were the Portfolio’s only detractors for the period. Among countries, Canada contributed marginally, while overweight positions in France and Ireland dragged on performance. Security selection was negative in Germany and Spain. Although Europe, overall, detracted from performance for the full year, there were favorable results in the United Kingdom, Sweden, and the Netherlands. Investments in Asia contributed to performance for the year, helped by positive security selection in Hong Kong and Australia. Japan and Singapore neither contributed to nor detracted from relative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST High Yield Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-1.99%	3.75%	8.82%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index	-2.08	3.84	11.14
ICE BofA Merrill Lynch US High Yield Master II Index	-2.26	3.82	10.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST High Yield Portfolio returned -1.99%. The Portfolio outperformed both the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index and the ICE BofA Merrill Lynch US High Yield Master II Index.

The Portfolio’s investment objective is to seek to maximum total return, consistent with preservation of capital and prudent investment management.

What were market conditions during the reporting period?

The US high yield bond market began 2018 with a strong tone, moving higher early in the year on optimism that domestic tax reform would fuel economic growth. Volatility in equities and a sharp rise in the CBOE Volatility Index (VIX), however, spooked investors and caused credit spreads to widen. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.) After some mixed results early in the second quarter, the market steadied as the quarter progressed, posting solid results as most other fixed income sectors retreated. High yield bonds began the third quarter in slightly negative territory amid light volumes, no new deals, and pressures from the high grade and emerging markets sectors. With a pause in emerging market stresses and hope for US/China trade talks, high yield spreads tightened to near-decade lows at the end of the third quarter. In the fourth quarter, mounting global tensions and fears that the Fed was hiking rates too quickly spurred a significant decline in the high yield bond market. For the reporting period, the Bloomberg Barclays 1% Issuer Constrained Index returned -2.21%. In terms of quality, single-B-rated credits fared the best, posting a total return of -1.31%, while BBs and CCCs returned -2.41% and -3.84%, respectively.

In general, global default activity continued to slow. The Moody’s Investors Services 12-month US speculative-grade default rate ended December at 2.8%, the lowest level since May 2015. As 2018 concluded, the speculative-grade corporate bond market saw 77 defaults, compared to 104 defaults in 2017. Looking ahead, Moody’s expects defaults to trend lower over the next few months before gradually rising.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio outperformed its benchmark index. Both the JPMorgan and PGIM Fixed Income sleeves outperformed their respective benchmark indexes, driven in large part by solid issuer selection.

Outperformance in the JPMorgan sleeve was led by issuer selection, particularly in the wireless and food & beverage sectors. The sleeve also benefited from a small allocation to post-reorganization equities, which performed well throughout the period. These gains were somewhat offset by poor issuer selection in technology, independent energy, and media. The sleeve maintained an overweight to CCC-rated bonds, which underperformed during the period, hurting relative performance.

The PGIM Fixed Incomes sleeve’s outperformance was driven by issuer selection across several industries, most notably electric & water, upstream energy, technology, and retailers & restaurants. These gains were offset by negative security selection in cable & satellite and metals & mining. Industry selection also contributed positively to results during the period, with the sleeve benefiting from underweights to upstream energy and banking and overweights to electric & water and cable & satellite. On average, the sleeve had slightly more beta than the benchmark index, which detracted from performance as lower-rated credits underperformed.

During the period, the PGIM Fixed Income sleeve used futures to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds, which had no material impact on the Portfolio’s performance. The JPMorgan sleeve did not use derivatives during the reporting period. Overall, the use of futures had no material impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Investment Grade Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-0.27%	3.20%	5.57%
Bloomberg Barclays US 5-10 Year Government/Credit Bond Index	-0.07	2.98	4.47

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Investment Grade Bond Portfolio returned -0.27%. The Portfolio underperformed the Bloomberg Barclays US 5-10 Year Government/Credit Bond Index.

The Portfolio’s investment objective is to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation hurt the Portfolio’s performance, with positions in high yield bonds and commercial mortgage-backed securities the largest detractors. An underweight to investment-grade corporate bonds added to performance. Individual issue selection was strong, highlighted by positions in high yield bonds, investment-grade corporate bonds, non-agency mortgages, and US Treasuries. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sectors, while positions in the automotive and real estate investment trust sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies hurt performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Prudential Core Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-0.81%	2.93%	2.86%
Bloomberg Barclays US Aggregate Bond Index	0.01	2.52	2.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 10/17/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Prudential Core Bond Portfolio returned -0.81%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market began at a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with overweights to high yield bonds and commercial mortgage-backed securities (CMBS) hurting the most. Underweights to investment-grade corporate bonds and mortgage-backed securities helped offset some of the losses. Individual issue selection was positive, with positioning in non-agency mortgages, interest rate swaps, CMBS, US Treasuries, and sovereign government bonds adding value. Security selection in emerging markets debt and investment-grade corporate bonds hurt performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the electric utility sector, while positions in the foreign non-corporate and banking sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies had a negligible impact on performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to performance. In addition, the Portfolio traded foreign currency exchange derivatives, which had a modestly negative impact on performance during the reporting period. The Portfolio used credit default swaps and total return swaps to hedge credit risk or to increase or decrease credit risk. Credit default swaps and total return swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of these derivatives had a negative impact on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST QMA US Equity Alpha Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-8.22%	9.26%	13.51%
Russell 1000® Index	-4.78	8.21	13.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST QMA US Equity Alpha Portfolio returned -8.22%. The Portfolio underperformed the Russell 1000 Index.

The Portfolio’s investment objective is long-term capital appreciation.

What were market conditions during the reporting period?

Throughout 2018, value strategies struggled in the US and around the world. In general, reasonably priced companies with good fundamentals underperformed expensive companies with weak or deteriorating fundamentals, based on the subadviser’s measures. This made it a difficult time for many active managers and a challenging year for QMA’s Quantitative Equity strategies. The lack of consistent payoff to sound fundamentals is likely the result of high levels of uncertainty facing US markets, including the interest rate environment, tariff negotiations, and weak overseas economies, all feeding into slowing profit growth for US companies.

What strategies or holdings affected the Portfolio’s performance?

QMA uses a proprietary stock selection model that analyzes stocks based on metrics that measure a company’s relative value, growth prospects, and quality. In 2018, relative value factors — which include measures such as forward price-to-earnings, price-to-book, and sales-to-price ratios — had negative returns and were the primary drivers of the Portfolio’s underperformance for the reporting period. Growth and quality factors had modest positive returns but not enough to overcome the drag of the valuation factors. This trend was most pronounced in the materials, industrials, and consumer discretionary sectors.

QMA’s portfolio construction process focuses its long or overweight positions on the desired factor exposures and takes short or no positions in stocks expected to underperform, while minimizing other risks. For example, the Portfolio looks similar to its benchmark the Russell 1000 Index (the Index), with respect to industry and sector, and it holds a very diversified portfolio to minimize company-specific risk. Therefore, individual company, sector, or industry exposure did not have a material effect on the Portfolio’s performance relative to the Index. For the reporting period, stock selection in the energy and utilities sectors added the most value, whereas holdings in information technology, materials, and financials detracted the most.

QMA’s proprietary research shows that value, growth, and quality are reliable fundamental factors to help guide investment decisions. These factors are not only intuitive, but their use is also supported by extensive theoretical and empirical research. There are times, however, when market prices become disconnected from these pillars, which can challenge the performance of active strategies. These disconnects typically occur during periods of heightened euphoria and greed, uncertainty and fear, or at turning points when fundamentals change rapidly. The Portfolio’s underperformance stems primarily from the reporting period’s uncertainty and fear. During these times, QMA knows from experience that the most valuable course of action is to remain committed to its investment philosophy. Historically, periods of dislocation are followed by profitable times, since dislocation provides ample opportunity to add future value.

Index futures are used to equitize cash by linking the futures to equities and providing exposure to the Index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark and therefore had no impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Quantitative Modeling Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-6.53%	4.61%	5.99%
Blended Index	-4.97	5.66	7.31
S&P 500 Index	-4.38	8.49	10.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 5/2/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Quantitative Modeling Portfolio returned -6.53%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate downside risk during adverse market cycles.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

During the period, tactical asset allocation within the capital growth segment detracted slightly from the Portfolio’s performance, while total asset allocation also detracted. Much of the weakness occurred in the fourth quarter, as the Portfolio entered that period with a slight tilt toward US equities, which experienced a large sell-off in October, and tilts toward growth and small-cap stocks, both of which underperformed the broad equity market.

Within equities, an off-benchmark position in the emerging markets detracted, as the region was down more than 14%. An off-benchmark position in emerging markets debt was another detractor. Separate from tactical allocations, the algorithm initiated moves into the defensive fixed income segment at three separate periods over the first six months of the period. However, the timing of these allocations, in aggregate, detracted from the Portfolio’s performance given that the market sell-offs during that time frame were brief, with relatively sharp bounces.

In the fourth quarter, in response to significant sell-offs across global equities, the Portfolio also saw sizable allocations into the defensive fixed income segment, with allocations of up to 24% of the Portfolio. The Portfolio’s performance was improved by the defensive mechanism, with resulting gains offsetting tactical losses within the capital growth segment, driving an overall positive impact attributable to total portfolio asset allocation. Within the capital growth segment, a tilt toward US equities added value for most of the reporting period, until the Portfolio paired back risk in November. Within US equities, a tilt toward growth stocks added value in the third quarter, as these stocks were up more than 9%. Within fixed income, off-benchmark exposure to high yield corporate bonds added value through the third quarter.

Fund selection detracted overall during the reporting period. That said, with the exception of the AST Loomis Sayles Large-Cap Growth, large-cap growth funds added value. Notably, AST T. Rowe Price Large Cap Growth outperformed its Russell 1000 Growth Index. Large-cap value funds struggled, with the AST Goldman Sachs Large-Cap Value being the sole subadviser to outperform the Russell 1000 Value Index. Among core funds,

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Quantitative Modeling Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

AST ClearBridge Dividend Growth was additive, slightly underperforming the Russell 1000 Growth Index but outperforming the Russell 1000 Value Index by a wide margin. Small-cap and international fund performance was mixed for the period. AST Small Cap Growth outperformed the Russell 2000 Growth Index, whereas AST Small Cap Growth Opportunities underperformed. Both small-cap value funds underperformed the Russell 2000 Value Index. In international, AST International Growth outperformed the MSCI EAFE Index, whereas AST International Value and AST QMA International Core Equity underperformed. In emerging markets, AST Parametric Emerging Markets Equity added value, whereas AQR Emerging Markets Equity detracted. Fixed income was largely positive for the period, with the only meaningful underperformance coming from AST Western Asset Core Plus Bond.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from the Portfolio’s performance for the period, as both equity and fixed income markets produced better returns than cash.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Western Asset Core Plus Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-2.26%	3.46%	4.86%
Bloomberg Barclays US Aggregate Bond Index	0.01	2.52	3.48

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Western Asset Core Plus Bond Portfolio returned -2.26%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain an average duration specified for the Portfolio.

What were market conditions during the reporting period?

Western Asset’s early expectations for synchronized global economic growth in 2018 were dashed rather quickly during the reporting period. Instead, 2018 became the year of the most desynchronized global growth since 1998. The US economy, supercharged with late-cycle stimulus, strengthened, while rest of the world, challenged by trade tensions and multiple countries’ idiosyncratic political risks, weakened. This divergence led to broad-based US dollar strength, higher US interest rates, and accelerating risk premia in spread products (or taxable non-government securities) outside of the US, particularly in the emerging markets. US Treasury bond market weakness, in contrast to the more benign performance of global sovereign bond markets, left the difference between US interest rates and most other G10 countries wider than it had been in many decades. (The G10, or Group of 10, is actually a group of 11 industrialized nations, which includes Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK, and the US.) Then in October, fears of Federal Reserve policy errors, softening in the US housing market, ever-escalating trade tensions, and Brexit and Italy fears finally led to US spread product weakness, which extended through year-end. (Brexit refers to the UK’s efforts to leave the European Union.)

What strategies or holdings affected the Portfolio’s performance?

For most of the year, the Portfolio held a long US duration position and, specifically, was overweight the long end of the yield curve. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) This was in keeping with Western Asset’s outlook that the degree of US market optimism was overdone, economic growth would remain positive but low, and inflation would stay subdued. The long duration position also served as a hedge against spread sector overweights held elsewhere in the Portfolio to help mute downside volatility during risk-off periods. These interest rate positions ultimately detracted from performance, as yields fluctuated throughout 2018 but ended higher and as the yield curve flattened during the first half of the year and then steepened in the second half.

Detracting most from performance were the Portfolio’s exposures to emerging markets debt, as the asset class suffered amid a rise in the risks of a global recession. In Western Asset’s view, emerging markets debt is currently the most undervalued asset class and would be the biggest beneficiary of any lessening of global risks. Among other detractors from the Portfolio’s performance were overweight positions in corporate credit, including investment-grade and high yield bonds, as spreads (or yield differentials versus US Treasuries) widened, especially during the second half of the year.

Among the positive contributors to the Portfolio’s performance were exposures to structured products, in particular legacy non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Spreads for both tightened for most of the year before widening during the fourth quarter, as the outlook for real estate fundamentals generally remained stable. Non-US developed market exposure was also a positive contributor, in particular the Portfolio’s short positions in the Australian dollar and the Euro.

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and yield curve positioning. Swap derivatives — such as interest rate, credit default, and index swaps — were used to manage portfolio risk, fine-tune investment strategy, and capture relative value opportunities. Currency futures and forwards were used to adjust the Portfolio’s exposure to various foreign currencies. The net impact of all derivatives used had a negative impact on the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-6.67%	2.08%	0.98%
J.P. Morgan EMBI Global Index	-4.61	4.18	2.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Western Asset Emerging Markets Debt Portfolio returned -6.67%. The Portfolio underperformed the J.P. Morgan EMBI Global Index.

The Portfolio’s investment objective is to seek to maximize total return.

What were market conditions during the reporting period?

Western Asset’s early expectations for synchronized economic growth in 2018 were dashed rather quickly during the reporting period. Instead, 2018 became the year of the most desynchronized global growth since 1998. The US economy, supercharged with late-cycle stimulus, went from strength to strength. In contrast, the rest of the world, challenged by trade tensions and multiple countries’ idiosyncratic political risks, went from weakness to weakness. The strength in US growth was in sharp contrast to the downwardly revised expectations for global growth. This divergence led to broad-based US dollar strength, higher US interest rates, and accelerating risk premia in spread products (or taxable non-government securities) outside of the US, particularly in local emerging markets debt and emerging markets currencies.

What strategies or holdings affected the Portfolio’s performance?

From a sector perspective, the Portfolio’s off-benchmark allocation to local currency-denominated emerging markets was one of the primary detractors from performance during the reporting period. The Portfolio began 2018 with 9.9% exposure to this sector. Thoughtful reduction of emerging markets currency risk ran from April to early September, reflecting the view that emerging markets currencies can overshoot and dislocate over a protracted period as technical factors overwhelm fundamentals. The Portfolio ended the year with 2.7% exposure. Exposure to Argentine peso-denominated securities was the main detractor, as monetary policy errors along with large external financing needs caused significant dislocations in asset prices.

Country selection also detracted from performance during the period. Overweight exposure to Argentina and an underweight to China hurt results, while the Portfolio’s underweight to Turkey and Oman contributed positively. Turkey’s underperformance was primarily driven by market concerns about central bank independence, the country’s disregard for conventional monetary policy, and its large external financing needs. All three major credit rating agencies downgraded the country’s sovereign debt rating during the year.

Industry selection added to performance overall, with an overweight position in the Brazilian oil & gas industry contributing strongly. An underweight in the oil & gas industry in Mexico also bolstered returns. The Portfolio’s underweight allocation to the financial industry in Ukraine and its overweight exposure to the financial industry in Brazil detracted from performance. Finally, the Portfolio benefited from its exposure to Kazakh and Chinese oil & gas issuers KazMunayGas and Sinopec, respectively, both of which recorded strong gains.

With respect to derivatives, currency derivatives were used for hedging purposes and/or to adjust currency exposures. The Portfolio also used US Treasury futures to manage duration exposure and swaps to manage risk. The use of these instruments contributed positively to performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Quantitative Modeling Portfolio Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Fixed Maturity (2018 - 2029) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond.

Bloomberg Barclays US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

ICE BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST Bond Portfolio 2019
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	53.5%
Corporate Bonds	19.2%
Asset-Backed Securities	8.4%
Sovereign Bonds	5.9%
Commercial Mortgage-Backed Securities	2.1%

AST Bond Portfolio 2020
Fund Composition	(% of Net Assets	)
Corporate Bonds	33.0%
Asset-Backed Securities	17.7%
Commercial Mortgage-Backed Securities	14.1%
U.S. Treasury Obligations	13.0%
U.S. Government Agency Obligations	3.5%

AST Bond Portfolio 2021
Fund Composition	(% of Net Assets	)
Corporate Bonds	24.2%
Commercial Mortgage-Backed Securities	19.4%
Asset-Backed Securities	17.8%
U.S. Treasury Obligations	16.6%
U.S. Government Agency Obligations	7.3%

AST Bond Portfolio 2022
Fund Composition	(% of Net Assets	)
Corporate Bonds	29.1%
Asset-Backed Securities	24.6%
Commercial Mortgage-Backed Securities	20.6%
U.S. Treasury Obligations	19.5%
U.S. Government Agency Obligations	2.6%

AST Bond Portfolio 2023
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	32.9%
Asset-Backed Securities	25.3%
Commercial Mortgage-Backed Securities	17.4%
Corporate Bonds	17.1%
Sovereign Bonds	1.4%

AST Bond Portfolio 2024
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	34.0%
Asset-Backed Securities	21.8%
Commercial Mortgage-Backed Securities	18.0%
U.S. Government Agency Obligations	12.2%
Corporate Bonds	9.8%

AST Bond 2025
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	50.1%
Asset-Backed Securities	16.9%
Commercial Mortgage-Backed Securities	15.1%
Corporate Bonds	10.7%
Sovereign Bonds	3.4%

AST Bond Portfolio 2026
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	32.6%
Asset-Backed Securities	26.3%
Commercial Mortgage-Backed Securities	17.3%
Corporate Bonds	12.6%
U.S. Government Agency Obligations	9.5%

AST Bond Portfolio 2027
Fund Composition	(% of Net Assets	)
Asset-Backed Securities	28.2%
U.S. Treasury Obligations	21.9%
Commercial Mortgage-Backed Securities	15.8%
Corporate Bonds	13.9%
U.S. Government Agency Obligations	13.2%

AST Bond Portfolio 2028
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	35.0%
Asset-Backed Securities	24.2%
Commercial Mortgage-Backed Securities	18.2%
Corporate Bonds	11.1%
U.S. Government Agency Obligations	5.4%

AST Bond Portfolio 2029
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	51.5%
Commercial Mortgage-Backed Securities	17.1%
U.S. Government Agency Obligations	12.0%
Corporate Bonds	8.6%
Asset-Backed Securities	6.3%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Welltower, Inc., REIT	4.2%
AvalonBay Communities, Inc., REIT	3.8%
Equity LifeStyle Properties, Inc., REIT	2.9%
Simon Property Group, Inc., REIT	2.7%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2018

AST High Yield
Fund Composition	(% of Net Assets	)
Corporate Bonds	89.2%
Bank Loans	4.6%
Asset-Backed Securities	2.6%
Common Stocks	0.8%
Preferred Stocks	0.2%

AST Investment Grade Bond
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	52.4%
Corporate Bonds	29.6%
Commercial Mortgage-Backed Securities	10.6%
Asset-Backed Securities	4.5%
Sovereign Bonds	1.5%

AST Prudential Core Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	29.4%
Asset-Backed Securities	25.6%
Commercial Mortgage-Backed Securities	21.7%
U.S. Government Agency Obligations	11.1%
Sovereign Bonds	5.7%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.8%
Apple, Inc.	2.7%
JPMorgan Chase & Co.	2.1%
Alphabet, Inc. (Class C Stock)	2.0%
UnitedHealth Group, Inc.	1.7%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST Investment Grade Bond Portfolio	23.5%
AST AQR Large-Cap Portfolio	7.6%
AST QMA Large-Cap Portfolio	7.5%
AST ClearBridge Dividend Growth Portfolio	4.3%
AST Prudential Core Bond Portfolio	4.3%

AST Western Asset Core Plus Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	35.7%
U.S. Government Agency Obligations	27.4%
U.S. Treasury Obligations	12.2%
Residential Mortgage-Backed Securities	8.8%
Sovereign Bonds	6.8%

AST Western Asset Emerging Markets Debt
Country Allocation	(% of Net Assets	)
Indonesia	10.5%
Mexico	8.1%
China	7.0%
Argentina	6.5%
Russia	6.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Bond Portfolio 2019	Actual	$1,000.00	$1,008.50	0.86%	$4.35
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Bond Portfolio 2020	Actual	$1,000.00	$1,011.80	0.93%	$4.72
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2021	Actual	$1,000.00	$1,017.20	0.89%	$4.53
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST Bond Portfolio 2022	Actual	$1,000.00	$1,021.80	0.93%	$4.74
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2023	Actual	$1,000.00	$1,024.30	0.93%	$4.75
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2024	Actual	$1,000.00	$1,025.60	0.93%	$4.75
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2025	Actual	$1,000.00	$1,027.00	0.93%	$4.75
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2026	Actual	$1,000.00	$1,029.50	0.81%	$4.14
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST Bond Portfolio 2027	Actual	$1,000.00	$1,030.30	0.80%	$4.09
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

AST Bond Portfolio 2028	Actual	$1,000.00	$1,030.90	0.93%	$4.76
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2018

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Bond Portfolio 2029	Actual	$1,000.00	$1,029.30	0.93%	$4.76
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Global Real Estate	Actual	$1,000.00	$949.90	1.15%	$5.65
Portfolio	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

AST High Yield Portfolio	Actual	$1,000.00	$973.40	0.86%	$4.28
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Investment Grade	Actual	$1,000.00	$1,019.10	0.70%	$3.56
Bond Portfolio	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

AST Prudential Core	Actual	$1,000.00	$1,012.50	0.74%	$3.75
Bond Portfolio	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

AST QMA US Equity	Actual	$1,000.00	$901.60	1.55%	$7.43
Alpha Portfolio	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

AST Quantitative	Actual	$1,000.00	$928.60	1.14%	$5.54
Modeling Portfolio	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

AST Western Asset Core Plus	Actual	$1,000.00	$1,008.90	0.76%	$3.85
Bond Portfolio	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

AST Western Asset Emerging	Actual	$1,000.00	$1,000.90	1.21%	$6.10
Markets Debt Portfolio	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 89.6% ASSET-BACKED SECURITIES — 8.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 3.3%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	2.855%	(c)	02/15/21	200	$199,990
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	400	398,828
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	15	15,384
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	70	69,917
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	1,200	1,191,580
Ford Credit Auto Owner Trust/Ford Credit 2014-REV1, Series 2014-1, Class A, 144A	2.260%		11/15/25	500	498,462
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	600	593,602
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	700	700,423
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	3.095%	(c)	06/15/21	300	300,253
Nissan Master Owner Trust Receivables, Series 2017-A, Class A, 1 Month LIBOR + 0.310%	2.765%	(c)	04/15/21	118	118,039
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	1,100	1,093,215
Santander Retail Auto Lease Trust 2017-A, Series 2017-A, Class A2A, 144A	2.020%		03/20/20	74	74,068

					5,353,634

Collateralized Loan Obligations — 4.2%
Ares CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.350%, 144A	4.101%	(c)	12/05/25	2,000	1,998,841
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	3.766%	(c)	04/13/27	2,000	1,996,835
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
OHA Loan Funding Ltd. (Cayman Islands), Series 2012-1A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	01/23/27	2,000	2,000,482
TICP CLO Ltd. (Cayman Islands), Series 2018-3R, Class A, 3 Month LIBOR + 0.840%, 144A	3.309%	(c)	04/20/28	500	492,547

					6,736,229

Credit Cards — 0.7%
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	2.825%	(c)	12/15/21	500	500,323
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1	1.750%		11/19/21	600	593,633

					1,093,956

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Equipment — 0.0%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/16/20	13	$12,738

Residential Mortgage-Backed Securities — 0.1%
Towd Point Mortgage Trust, Series 2018-6, Class A1A, 144A	3.750%	(cc)	03/25/58	214	214,139

Student Loans — 0.1%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/15/42	133	132,169
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	120	118,534

					250,703

TOTAL ASSET-BACKED SECURITIES (cost $13,684,058)					13,661,399

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
Commercial Mortgage Trust, Series 2015-CR24, Class A2	3.022%		08/10/48	1,090	1,089,060
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	600	599,338
Commercial Mortgage Trust, Series 2015-LC19, Class A1	1.399%		02/10/48	102	101,180
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	297	289,376
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	145	145,750
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	500	500,191
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	393	392,020
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A1	1.471%		04/15/50	153	152,302
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%		09/15/58	69	68,258

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,366,503)					3,337,475

CORPORATE BONDS — 19.2%
Aerospace & Defense — 0.2%
General Dynamics Corp., Gtd. Notes	2.875%		05/11/20	145	145,100
General Dynamics Corp., Gtd. Notes	3.000%		05/11/21	175	175,142

					320,242

Agriculture — 0.1%
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19	150	155,029

Auto Manufacturers — 0.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300%		01/06/20	200	197,815
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.350%		05/04/21	150	149,545
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	150	149,436

					496,796

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks — 5.8%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	250	$249,692
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	250	249,951
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	295	290,533
Bank of Baroda/London (India), Sr. Unsec’d. Notes, 144A	4.875%		07/23/19	200	201,101
BB&T Corp., Sr. Unsec’d. Notes, MTN	3.200%		09/03/21	265	264,740
Citibank NA, Sr. Unsec’d. Notes	3.050%		05/01/20	620	619,213
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%		04/25/22	300	291,412
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, GMTN	2.125%		01/30/19	1,000	999,442
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		03/28/19	1,000	998,000
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%		01/30/19	1,250	1,249,362
Dexia Credit Local SA NY (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	250	249,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	300	314,110
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	130	134,574
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22	200	202,605
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		01/25/23	260	256,212
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	175	176,711
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	1.500%		09/09/19	1,500	1,489,323
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.750%		02/25/23	150	149,736
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	205	214,837
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	243,480
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, MTN	3.200%		04/30/21	320	319,967
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.390%	2.910%	(c)	04/30/21	130	128,910

					9,293,783

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	1.900%		05/10/19	260	258,913
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	100	99,255

					358,168

Building Materials — 0.1%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	3.292%	(c)	12/20/19	110	109,684

Chemicals — 0.3%
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	106	109,179
DowDuPont, Inc., Sr. Unsec’d. Notes	3.766%		11/15/20	55	55,527
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	350	350,381
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	45	43,438

					558,525

Commercial Services — 0.9%
SNCF Reseau EPIC (France), Sr. Unsec’d. Notes, EMTN	1.375%		10/11/19	1,500	1,483,936

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.453%	(c)	05/22/19	50	$49,983

					1,533,919

Computers — 0.3%
IBM Credit LLC, Sr. Unsec’d. Notes	3.450%		11/30/20	410	412,120

Diversified Financial Services — 2.4%
Capital One Financial Corp., Sr. Unsec’d. Notes	3.450%		04/30/21	375	374,824
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	4.400%		11/25/19	2,000	2,028,646
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A	1.250%		09/20/19	1,500	1,485,530

					3,889,000

Electric — 0.2%
Duke Energy Progress LLC, First Mortgage	5.300%		01/15/19	100	100,067
Emera US Finance LP (Canada), Gtd. Notes	2.150%		06/15/19	150	148,774
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	100	98,491

					347,332

Electronics — 0.4%
Fortive Corp., Sr. Unsec’d. Notes	1.800%		06/15/19	10	9,880
Tyco Electronics Group SA (Switzerland), Gtd. Notes, 3 Month LIBOR + 0.450%	3.201%	(c)	06/05/20	680	678,444

					688,324

Gas — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%		03/15/19	125	126,368

Healthcare-Services — 0.0%
Anthem, Inc., Sr. Unsec’d. Notes	2.250%		08/15/19	70	69,625

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%		07/16/19	230	229,053
Principal Financial Group, Inc., Gtd. Notes	3.125%		05/15/23	200	197,421

					426,474

Machinery-Diversified — 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	60	61,954

Media — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	130	129,586

Miscellaneous Manufacturing — 0.1%
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%		08/07/19	150	151,616

Multi-National — 5.0%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.000%		05/15/19	1,500	1,491,344
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	967	963,504
Council of Europe Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.750%		11/14/19	1,500	1,487,962
FMS Wertmanagement (Germany), Gov’t. Gtd. Notes, EMTN	1.625%		03/07/19	1,200	1,197,821
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.000%		05/13/19	1,500	1,490,894

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Multi-National (continued)
Nordic Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	1.875%		06/14/19	1,500	$1,494,321

					8,125,846

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%		05/10/19	200	199,442
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%		10/15/19	19	19,575
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%		06/15/19	125	126,812

					345,829

Packaging & Containers — 0.1%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800%		08/01/19	150	153,243

Pharmaceuticals — 1.1%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%		08/12/19	420	417,943
CVS Health Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%	3.487	%(c)	03/09/21	380	376,937
McKesson Corp., Sr. Unsec’d. Notes	3.650%		11/30/20	405	406,937
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%		09/23/19	300	295,796
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.000%		11/26/21	230	233,137

					1,730,750

Pipelines — 0.2%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	250	253,640

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	110	111,095

Transportation — 0.5%
Network Rail Infrastructure Finance PLC (United Kingdom), Gov’t. Gtd. Notes	1.750%		01/24/19	857	856,616

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	250	248,816

TOTAL CORPORATE BONDS (cost $30,998,546)					30,954,380

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A (cost $103,853)	4.349	%(c)	12/25/57	103	103,792

SOVEREIGN BONDS — 5.9%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	200	191,007
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%		05/29/19	200	199,284
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN	2.125%		03/06/19	530	529,425

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, MTN	1.500%	10/22/19	2,000	$1,981,326
Province of Alberta (Canada), Sr. Unsec’d. Notes .	1.900%	12/06/19	1,600	1,586,960
Province of Manitoba (Canada), Unsec’d. Notes	1.750%	05/30/19	1,600	1,593,262
Province of Ontario (Canada), Sr. Unsec’d. Notes.	1.250%	06/17/19	1,500	1,489,991
Province of Ontario (Canada), Sr. Unsec’d. Notes.	1.625%	01/18/19	200	199,934
Province of Ontario (Canada), Sr. Unsec’d. Notes.	2.000%	01/30/19	300	299,871
Province of Ontario (Canada), Sr. Unsec’d. Notes.	4.000%	10/07/19	30	30,266
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, MTN	1.125%	08/28/19	1,500	1,484,870

TOTAL SOVEREIGN BONDS (cost $9,596,033)				9,586,196

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Mortgage Corp	1.375%	08/15/19	500	495,983
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.250%	03/15/20	120	119,592

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $617,286)				615,575

U.S. TREASURY OBLIGATIONS — 53.5%
U.S. Treasury Bonds	2.500%	05/15/46	85	76,656
U.S. Treasury Bonds	2.750%	08/15/47	1,190	1,127,014
U.S. Treasury Bonds	2.875%	08/15/45	230	224,016
U.S. Treasury Bonds	3.000%	11/15/44	125	124,809
U.S. Treasury Bonds(k)	3.000%	05/15/45	1,490	1,487,148
U.S. Treasury Bonds	3.000%	02/15/47	70	69,803
U.S. Treasury Bonds	3.000%	05/15/47	75	74,678
U.S. Treasury Bonds	3.000%	08/15/48	320	318,487
U.S. Treasury Bonds	3.125%	05/15/48	120	122,278
U.S. Treasury Bonds	3.625%	08/15/43	155	171,572
U.S. Treasury Bonds	3.750%	11/15/43	10	11,294
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	4,235	4,164,642
U.S. Treasury Notes	1.625%	04/30/23	150	144,639
U.S. Treasury Notes	1.875%	04/30/22	1,832	1,796,934
U.S. Treasury Notes	1.875%	09/30/22	87	85,107
U.S. Treasury Notes	2.000%	11/30/20	1,825	1,808,104
U.S. Treasury Notes	2.000%	06/30/24	3,080	2,995,059
U.S. Treasury Notes	2.125%	08/15/21	2,990	2,962,786
U.S. Treasury Notes(k)	2.125%	09/30/21	8,725	8,642,181
U.S. Treasury Notes	2.125%	06/30/22	7,285	7,198,491
U.S. Treasury Notes	2.125%	05/15/25	8,095	7,877,447
U.S. Treasury Notes	2.250%	11/15/24	4,000	3,931,094
U.S. Treasury Notes	2.250%	11/15/25	12,590	12,312,135
U.S. Treasury Notes	2.250%	11/15/27	4,525	4,371,044
U.S. Treasury Notes	2.375%	08/15/24	12,240	12,127,641
U.S. Treasury Notes	2.500%	12/31/20	1,635	1,634,936
U.S. Treasury Notes	2.500%	05/15/24	460	459,155
U.S. Treasury Notes	2.625%	12/31/23	310	311,623
U.S. Treasury Notes	2.875%	11/30/23	215	218,746
U.S. Treasury Notes	2.875%	11/30/25	1,010	1,028,109
U.S. Treasury Notes	3.000%	09/30/25	8,365	8,579,680

TOTAL U.S. TREASURY OBLIGATIONS (cost $85,343,580)				86,457,308

TOTAL LONG-TERM INVESTMENTS (cost $143,709,859)				144,716,125

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 7.4%

			Shares	Value

AFFILIATED MUTUAL FUNDS — 7.2%
PGIM Core Short-Term Bond Fund(w)			591,373	5,446,545
PGIM Core Ultra Short Bond Fund(w)			6,224,023	6,224,023
PGIM Institutional Money Market Fund(w)			26	26

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,705,816)				11,670,594

			Principal Amount (000)#

COMMERCIAL PAPER(n) —0.2%
Ford Motor Credit Co. LLC, 144A (cost $317,273)	3.201%	04/09/19	320	317,056

TOTAL SHORT-TERM INVESTMENTS (cost $12,023,089)				11,987,650

TOTAL INVESTMENTS — 97.0% (cost $155,732,948)				156,703,775
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 3.0%				4,881,069

NET ASSETS — 100.0%				$161,584,844

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (n) Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
3	10 Year U.S. Ultra Treasury Notes	Mar. 2019	$390,234	$4,214

Short Positions:
93	2 Year U.S. Treasury Notes	Mar. 2019	19,745,063	(96,163)
167	5 Year U.S. Treasury Notes	Mar. 2019	19,152,813	(290,013)
307	10 Year U.S. Treasury Notes	Mar. 2019	37,458,797	(681,424)
9	20 Year U.S. Treasury Bonds	Mar. 2019	1,314,000	(25,013)
27	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	4,337,719	(166,912)

				(1,259,525)

				$(1,255,311)

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
600	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(3,809)	$(3,809)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
2,145	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(830)	$16,589	$17,419
215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	1,629	1,940
855	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	212	5,805	5,593
630	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	9	3,150	3,141
210	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	31	1,452	1,421
32,100	04/16/20	1.359%(S)	3 Month LIBOR(2)(Q)	18,545	(627,617)	(646,162)
900	04/18/20	1.346%(S)	3 Month LIBOR(1)(Q)	770	17,827	17,057
1,510	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(5,872)	(5,872)
930	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	117	34,084	33,967
480	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(823)	6,772	7,595
365	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(1,823)	5,467	7,290
364	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(427)	5,754	6,181
245	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	397	4,328	3,931
865	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	2,813	27,847	25,034
1,725	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	5,560	29,288	23,728
250	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	4,268	4,268
125	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	2,083	2,083
620	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	2,053	8,954	6,901
575	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(6,052)	(6,052)
2,499	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(1,741)	(59,006)	(57,265)
380	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	153	8,718	8,565
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	5,289	3,674
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,730	3,730
637	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(7,185)	(7,185)
632	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(3,533)	(9,531)	(5,998)

				$22,787	$(522,229)	$(545,016)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
10,965	12/31/19	3.538%(T)	3 Month LIBOR(2)(T)	$3,049,740	$—	$3,049,740	JPMorgan Chase Bank, N.A.
10,600	12/31/19	4.137%(T)	3 Month LIBOR(2)(T)	4,876,587	—	4,876,587	JPMorgan Chase Bank, N.A.

				$7,926,327	$—	$7,926,327

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$7,926,327	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,054,623

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$5,353,634	$—
Collateralized Loan Obligations	—	6,736,229	—
Credit Cards	—	1,093,956	—
Equipment	—	12,738	—
Residential Mortgage-Backed Securities	—	214,139	—
Student Loans	—	250,703	—
Commercial Mortgage-Backed Securities	—	3,337,475	—
Corporate Bonds	—	30,954,380	—
Residential Mortgage-Backed Security	—	103,792	—
Sovereign Bonds	—	9,586,196	—
U.S. Government Agency Obligations	—	615,575	—
U.S. Treasury Obligations	—	86,457,308	—
Affiliated Mutual Funds	11,670,594	—	—
Commercial Paper	—	317,056	—
Other Financial Instruments*
Futures Contracts	(1,255,311)	—	—
Centrally Cleared Inflation Swap Agreement	—	(3,809)	—
Centrally Cleared Interest Rate Swap Agreements	—	(545,016)	—
OTC Interest Rate Swap Agreements	—	7,926,327	—

Total	$10,415,283	$152,410,683	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	53.5%
Affiliated Mutual Funds	7.2
Sovereign Bonds	5.9
Banks	5.8
Multi-National	5.0
Collateralized Loan Obligations	4.2
Automobiles	3.3
Diversified Financial Services	2.4
Commercial Mortgage-Backed Securities	2.1
Pharmaceuticals	1.1
Commercial Services	0.9
Credit Cards	0.7
Transportation	0.5
Electronics	0.4
U.S. Government Agency Obligations	0.4
Chemicals	0.3
Auto Manufacturers	0.3
Insurance	0.3
Computers	0.3
Biotechnology	0.2

Electric	0.2%
Oil & Gas	0.2
Aerospace & Defense	0.2
Residential Mortgage-Backed Securities	0.2
Commercial Paper	0.2
Pipelines	0.2
Trucking & Leasing	0.2
Student Loans	0.1
Agriculture	0.1
Packaging & Containers	0.1
Miscellaneous Manufacturing	0.1
Media	0.1
Gas	0.1
Telecommunications	0.1
Building Materials	0.1
Healthcare – Services	0.0	*
Machinery – Diversified	0.0	*
Equipment	0.0	*

	97.0
Other assets in excess of liabilities	3.0

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$4,214	*	Due from/to broker — variation margin futures	$1,259,525	*
Interest rate contracts	Due from/to broker — variation margin swaps	183,518	*	Due from/to broker — variation margin swaps	732,343	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,926,327		—	—

Total		$8,114,059			$1,991,868

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(11,558)	$2,196	$53,106	$111,008

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(1,279,558)	$(173,389)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$1,775	$7,200	$2,798,087	$47,869,139	$120,000	$100,945,372

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase Bank, N.A.	$7,926,327	$—	$7,926,327	$(7,926,327)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $144,027,132)	$145,033,181
Affiliated investments (cost $11,705,816)	11,670,594
Receivable for investments sold	10,304,451
Unrealized appreciation on OTC swap agreements	7,926,327
Receivable for Portfolio shares sold	1,341,971
Dividends and interest receivable	667,304
Prepaid expenses	1,130

Total Assets	176,944,958

LIABILITIES:
Payable for investments purchased	14,990,706
Due to broker-variation margin futures	193,718
Payable for Portfolio shares repurchased	65,859
Accrued expenses and other liabilities	53,080
Management fees payable	27,404
Due to broker-variation margin swaps	22,455
Distribution fee payable	6,523
Affiliated transfer agent fee payable	369

Total Liabilities	15,360,114

NET ASSETS	$161,584,844

Net assets were comprised of:
Partners Equity	$161,584,844

Net asset value and redemption price per share, $161,584,844 / 15,143,511 outstanding shares of beneficial interest	$10.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$2,028,651
Affiliated dividend income	348,455
Income from securities lending, net (including affiliated income of $203)	212

2,377,318

EXPENSES
Management fees	477,783
Distribution fee	251,703
Custodian and accounting fees	59,803
Audit fee	45,910
Trustees’ fees	10,790
Legal fees and expenses	9,954
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,249
Miscellaneous	12,130

Total expenses	881,309

NET INVESTMENT INCOME (LOSS)	1,496,009

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $26)	(147,552)
Futures transactions	53,106
Swap agreement transactions	111,008
Options written transactions	2,196

18,758

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35,222))	956,616
Futures	(1,279,558)
Swap agreements	(173,389)

(496,331)

NET GAIN (LOSS) ON INVESTMENTS	(477,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,018,436

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,496,009	$356,001
Net realized gain (loss) on investment transactions	18,758	4,171,880
Net change in unrealized appreciation (depreciation) on investments	(496,331)	(4,072,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,018,436	455,161

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [13,263,254 and 142,106 shares, respectively]	140,565,982	1,510,586
Portfolio share repurchased [2,168,155 and 1,752,116 shares, respectively]	(22,956,996)	(18,595,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	117,608,986	(17,085,396)

CAPITAL CONTRIBUTIONS	282	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	118,627,704	(16,630,235)
NET ASSETS:
Beginning of year	42,957,140	59,587,375

End of year	$161,584,844	$42,957,140

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 84.8% ASSET-BACKED SECURITIES — 17.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 6.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	200	$199,414
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	796,327
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	300	299,686
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	4	4,130
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	159	158,350
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	70	69,917
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	600	595,790
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	05/17/21	400	400,848
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	305	303,620
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	400	397,533
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	162	161,949
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	78	78,155

					3,664,373

Collateralized Loan Obligations — 4.7%
Ares CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.350%, 144A	4.101%	(c)	12/05/25	500	499,710
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	3.766%	(c)	04/13/27	500	499,209
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class A, 3 Month LIBOR + 0.790%, 144A	3.406%	(c)	11/15/26	250	248,120
OHA Loan Funding Ltd. (Cayman Islands), Series 2012-1A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	01/23/27	500	500,120
TICP CLO Ltd. (Cayman Islands), Series 2018-3R, Class A, 3 Month LIBOR + 0.840%, 144A	3.309%	(c)	04/20/28	500	492,547

					2,489,353

Consumer Loans — 0.2%
Marlette Funding Trust, Series 2018-4A, Class A, 144A	3.710%		12/15/28	98	97,827

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards — 5.5%
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	2.825%	(c)	12/15/21	1,000	$1,000,647
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	2.885%	(c)	07/15/21	700	700,080
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	800	797,018
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	2.715%	(c)	08/16/21	400	399,924

					2,897,669

Equipment — 0.0%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	13	12,738

Student Loans — 0.4%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	67	66,084
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	180	177,801

					243,885

TOTAL ASSET-BACKED SECURITIES (cost $9,430,354)					9,405,845

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.1%
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A1	1.643%		09/10/58	101	99,366
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	176	175,422
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,200	1,198,675
Commercial Mortgage Trust, Series 2015-CR27, Class A1	1.577%		10/10/48	116	114,860
Commercial Mortgage Trust, Series 2015-DC1, Class A2	2.870%		02/10/48	216	215,317
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1	1.717%		08/15/48	101	100,058
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	99	97,755
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	273	266,553
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	668	651,096
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	90,613
GS Mortgage Securities Trust, Series 2014-GC24, Class A1	1.509%		09/10/47	179	178,574
GS Mortgage Securities Trust 2015-GS1, Series 2015-GS1, Class A1	1.935%		11/10/48	197	194,836
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,000,383
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A2	2.665%		01/15/46	352	350,594

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%	07/15/40	12	$11,817
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%	05/15/48	1,300	1,296,991
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, Series 2014-C19, Class A1	1.573%	12/15/47	90	89,831
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%	05/15/48	700	703,819
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%	09/15/58	52	51,654
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1	1.577%	01/15/59	119	117,332
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A1	1.775%	03/15/59	270	266,635
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%	03/15/47	185	184,841

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,523,536)				7,457,022

CORPORATE BONDS — 33.0%
Airlines — 0.2%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	120	119,203

Auto Manufacturers — 1.8%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300%	01/06/20	400	395,630
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%	01/15/20	200	207,636
General Motors Financial Co., Inc., Gtd. Notes	2.400%	05/09/19	330	328,760

				932,026

Banks — 12.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	500	499,384
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%	01/15/19	510	509,901
Bank of Baroda (India), Sr. Unsec’d. Notes, 144A	4.875%	07/23/19	400	402,202
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.100%	01/15/20	350	346,344
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%	04/25/22	345	335,124
Citigroup, Inc., Sub. Notes	3.875%	03/26/25	355	343,352
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, EMTN	2.250%	01/30/19	500	499,745
Dexia Credit Local SA NY (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	249,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%	03/15/20	980	1,001,914
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	525	534,460
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	250	257,596
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	125	130,331
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	01/26/20	550	562,495
PNC Bank NA, Sr. Unsec’d. Notes	2.200%	01/28/19	575	574,708
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	11/09/22	240	235,190

				6,482,618

Biotechnology — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	170	173,347
Biogen, Inc., Sr. Unsec’d. Notes	2.900%	09/15/20	245	243,176

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology (continued)
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	250	$257,999

				674,522

Chemicals — 1.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	536	545,530
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	190	190,911

				736,441

Computers — 1.0%
Apple, Inc., Sr. Unsec’d. Notes(a)	1.900%	02/07/20	530	525,398

Electric — 1.6%
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000%	03/15/20	380	374,950
Emera US Finance LP (Canada), Gtd. Notes	2.150%	06/15/19	300	297,547
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	200	196,982

				869,479

Electronics — 0.0%
Fortive Corp., Sr. Unsec’d. Notes	1.800%	06/15/19	20	19,761

Healthcare-Services — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	365	350,169

Insurance — 3.6%
American International Group, Inc., Sr. Unsec’d. Notes	3.300%	03/01/21	575	573,050
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	350	366,896
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	65,534
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%	02/15/20	275	283,841
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	158,927
Principal Life Global Funding II, Sec’d. Notes, MTN, 144A	2.150%	01/10/20	450	445,297

				1,893,545

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	25,814

Media — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	109,650

Multi-National — 1.0%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	420	418,481
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	110	106,774

				525,255

Oil & Gas — 2.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19	400	398,885
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	38	39,150
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	760	752,635
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	250	253,624

				1,444,294

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Packaging & Containers — 0.5%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800%		08/01/19	250	$255,405

Pharmaceuticals — 2.8%
Allergan Funding SCS, Gtd. Notes	3.000%		03/12/20	315	313,846
CVS Health Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%	3.487%	(c)	03/09/21	620	615,002
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%		09/23/19	580	571,872

					1,500,720

Pipelines — 0.4%
DCP Midstream Operating LP, Gtd. Notes, 144A .	5.350%		03/15/20	25	25,094
Kinder Morgan Energy Partners LP, Gtd. Notes	2.650%		02/01/19	140	139,925
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	50	50,728

					215,747

Software — 1.1%
Microsoft Corp., Sr. Unsec’d. Notes	1.850%		02/06/20	590	585,718

Telecommunications — 0.4%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	25	25,249
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%		09/08/21	200	205,864

					231,113

TOTAL CORPORATE BONDS (cost $17,609,956)					17,496,878

SOVEREIGN BONDS — 3.5%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	250	238,760
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%		05/29/19	400	398,568
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	198,310
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, EMTN	1.500%		10/22/19	500	495,332
Province of Alberta (Canada), Sr. Unsec’d. Notes .	1.900%		12/06/19	200	198,370
Province of Manitoba (Canada), Unsec’d. Notes	1.750%		05/30/19	200	199,158
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	100	108,971

TOTAL SOVEREIGN BONDS (cost $1,849,905)					1,837,469

U.S. GOVERNMENT AGENCY OBLIGATION — 3.5%
Israel Government, USAID Bond, Gov’t. Gtd. Notes (cost $1,801,733)	5.500%		09/18/23	1,640	1,843,828

U.S. TREASURY OBLIGATIONS — 13.0%
U.S. Treasury Bonds	3.000%		08/15/48	135	134,362
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	1,502	1,476,646
U.S. Treasury Notes	2.250%		11/15/25	2,060	2,014,535
U.S. Treasury Notes	2.875%		11/30/25	400	407,172

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	3.000%		09/30/25	2,745	$2,815,448
U.S. Treasury Strips Coupon	2.783%	(s)	02/15/25	35	29,845

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,764,455)					6,878,008

TOTAL LONG-TERM INVESTMENTS (cost $44,979,939)					44,919,050

				Shares

SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS — 13.4%
PGIM Core Short-Term Bond Fund(w)				538,070	4,955,620
PGIM Core Ultra Short Bond Fund(w)				2,096,265	2,096,265
PGIM Institutional Money Market Fund(b)(w) (cost $25,457; includes $25,455 of cash collateral for securities on loan)				25,459	25,457

TOTAL AFFILIATED MUTUAL FUNDS (cost $7,109,389)					7,077,342

OPTIONS PURCHASED~* — 0.0% (cost $770)					5,183

TOTAL SHORT-TERM INVESTMENTS (cost $7,110,159)					7,082,525

TOTAL INVESTMENTS — 98.2% (cost $52,090,098)					52,001,575
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 1.8%					932,824

NET ASSETS — 100.0%					$52,934,399

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,973; cash collateral of $25,455 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	135	$1,243
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	131	1,208
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	140	1,376

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	131	$1,356

Total Options Purchased (cost $ 770)							$5,183

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	30 Day Federal Funds	Jan. 2019	$406,699	$(398)
29	5 Year U.S. Treasury Notes	Mar. 2019	3,325,938	48,250
62	10 Year U.S. Treasury Notes	Mar. 2019	7,564,969	176,755
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,445,906	71,041

				295,648

Short Positions:
151	2 Year U.S. Treasury Notes	Mar. 2019	32,059,188	(218,318)
23	20 Year U.S. Treasury Bonds	Mar. 2019	3,358,000	(150,542)

				(368,860)

				$(73,212)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
600	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(3,809)	$(3,809)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,295	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(1,647)	$33,217	$34,864
645	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	4,886	5,197
2,340	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	658	15,886	15,228
1,060	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(70)	7,332	7,402
420	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	49	2,100	2,051
4,785	01/06/21	1.750%(S)	3 Month LIBOR(2)(Q)	169	(71,330)	(71,499)
56,370	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	331,917	(940,002)	(1,271,919)
1,010	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(3,927)	(3,927)
1,648	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	157	(26,863)	(27,020)
1,525	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	135	(28,526)	(28,661)
14,300	12/11/22	2.180%(S)	3 Month LIBOR(2)(Q)	(1,023)	(216,276)	(215,253)
12,480	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(42,689)	186,926	229,615

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
2,165	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	$(3,145)	$30,545	$33,690
1,588	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(2,135)	25,104	27,239
1,215	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	3,113	21,466	18,353
1,485	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	4,963	47,805	42,842
5,920	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	20,952	100,514	79,562
620	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	10,585	10,585
615	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	10,249	9,354
740	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	2,053	10,687	8,634
460	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(4,842)	(4,842)
2,029	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(1,423)	(47,908)	(46,485)
840	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	156	19,272	19,116
396	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,862	15,987	11,125
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	2,617	2,798
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,730	3,730
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	3,648	3,648
255	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(2,876)	(2,876)
253	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(1,414)	(3,816)	(2,402)
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	(41,241)	(36,341)

				$311,141	$(835,051)	$(1,146,192)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$918,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$3,664,373	$—
Collateralized Loan Obligations	—	2,489,353	—
Consumer Loans	—	97,827	—
Credit Cards	—	2,897,669	—
Equipment	—	12,738	—
Student Loans	—	243,885	—
Commercial Mortgage-Backed Securities	—	7,457,022	—
Corporate Bonds	—	17,496,878	—
Sovereign Bonds	—	1,837,469	—
U.S. Government Agency Obligation	—	1,843,828	—
U.S. Treasury Obligations	—	6,878,008	—
Affiliated Mutual Funds	7,077,342	—	—
Options Purchased	—	5,183	—
Other Financial Instruments*
Futures Contracts	(73,212)	—	—
Centrally Cleared Inflation Swap Agreements	—	(3,809)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,146,192)	—

Total	$7,004,130	$43,774,232	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Commercial Mortgage-Backed Securities	14.1%
Affiliated Mutual Funds (0.0% represents investments purchased with collateral from securities on loan)	13.4
U.S. Treasury Obligations	13.0
Banks	12.2
Automobiles	6.9
Credit Cards	5.5
Collateralized Loan Obligations	4.7
Insurance	3.6
U.S. Government Agency Obligations	3.5
Sovereign Bonds	3.5
Pharmaceuticals	2.8
Oil & Gas	2.7
Auto Manufacturers	1.8
Electric	1.6
Chemicals	1.4
Biotechnology	1.3
Software	1.1
Computers	1.0
Multi-National	1.0
Healthcare-Services	0.7

Packaging & Containers	0.5%
Student Loans	0.4
Telecommunications	0.4
Pipelines	0.4
Airlines	0.2
Media	0.2
Consumer Loans	0.2
Machinery-Diversified	0.1
Electronics	0.0	*
Equipment	0.0	*
Options Purchased	0.0	*

	98.2
Other assets in excess of liabilities	1.8

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$296,046	*	Due from/to broker — variation margin futures	$369,258	*
Interest rate contracts	Due from/to broker — variation margin swaps	565,033	*	Due from/to broker — variation margin swaps	1,715,034	*
Interest rate contracts	Unaffiliated investments	5,183		—	—

Total		$866,262			$2,084,292

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(9,210)	$1,220	$13,458	$84,226

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$4,413	$(82,023)	$(394,560)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$1,398	$4,000	$19,479,061	$29,945,303	$120,000	$153,547,600

(1)	Cost.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$24,973	$(24,973)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$1,376	$—	$1,376	$—	$1,376
Barclays Bank PLC	3,807	—	3,807	—	3,807

	$5,183	$—	$5,183	$—	$5,183

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $24,973:
Unaffiliated investments (cost $44,980,709)	$44,924,233
Affiliated investments (cost $7,109,389)	7,077,342
Deposit with broker for centrally cleared/ exchange-traded derivatives	918,000
Dividends and interest receivable	280,849
Due from broker-variation margin futures	4,842
Prepaid expenses and other assets	861

Total Assets	53,206,127

LIABILITIES:
Payable for Portfolio shares repurchased	147,195
Due to broker-variation margin swaps	30,696
Audit fee payable	26,155
Payable to broker for collateral for securities on loan	25,455
Custodian and accounting fees payable	20,038
Accrued expenses and other liabilities	10,529
Management fees payable	9,100
Distribution fee payable	2,191
Affiliated transfer agent fee payable	369

Total Liabilities	271,728

NET ASSETS	$52,934,399

Net assets were comprised of:
Partners Equity	$52,934,399

Net asset value and redemption price per share, $52,934,399 / 7,711,396 outstanding shares of beneficial interest	$6.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$1,175,036
Affiliated dividend income	139,109
Income from securities lending, net (including affiliated income of $612)	713

1,314,858

EXPENSES
Management fees	245,704
Distribution fee	129,440
Audit fee	52,310
Custodian and accounting fees	51,819
Legal fees and expenses	10,237
Trustees’ fees	9,920
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,244
Miscellaneous	19,881

Total expenses	532,542
Less: Fee waivers and/or expense reimbursement	(50,595)

Net expenses	481,947

NET INVESTMENT INCOME (LOSS)	832,911

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $75)	(55,374)
Futures transactions	13,458
Swap agreement transactions	84,226
Options written transactions	1,220

43,530

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(32,047))	(311,532)
Futures	(82,023)
Swap agreements	(394,560)

(788,115)

NET GAIN (LOSS) ON INVESTMENTS	(744,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,326

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$832,911	$1,017,179
Net realized gain (loss) on investment transactions	43,530	912,271
Net change in unrealized appreciation (depreciation) on investments	(788,115)	(659,102)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,326	1,270,348

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,815,234 and 185,332 shares, respectively]	19,144,255	1,255,136
Portfolio share repurchased [3,599,862 and 9,446,743 shares, respectively]	(24,447,844)	(64,752,846)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(5,303,589)	(63,497,710)

CAPITAL CONTRIBUTIONS	758	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,214,505)	(62,227,362)
NET ASSETS:
Beginning of year	58,148,904	120,376,266

End of year	$52,934,399	$58,148,904

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 88.5% ASSET-BACKED SECURITIES — 17.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 7.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	400	$398,828
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	900	895,868
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	400	396,195
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	500	499,476
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	6	6,195
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	319	316,701
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	300	299,057
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	496,492
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	200	195,097
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	500	494,668
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	05/17/21	700	701,485
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	3.095%	(c)	06/15/21	900	900,760
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	508	506,034
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	600	596,299
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	235	234,466

					7,136,275

Collateralized Loan Obligations — 3.6%
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	250	247,356
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/16/26	250	249,286
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class A, 3 Month LIBOR + 0.790%, 144A	3.406%	(c)	11/15/26	500	496,240

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.245%	(c)	01/18/28	250	$246,623
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.646%	(c)	01/16/31	250	248,136
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
TICP CLO Ltd. (Cayman Islands), Series 2018-3R, Class A, 3 Month LIBOR + 0.840%, 144A	3.309%	(c)	04/20/28	750	738,821
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	500	491,955

					3,463,468

Consumer Loans — 0.1%
Marlette Funding Trust, Series 2018-4A, Class A, 144A	3.710%		12/15/28	98	97,827

Credit Cards — 5.8%
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	2.825%	(c)	12/15/21	800	800,517
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	2.865%	(c)	05/15/21	2,200	2,201,810
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	2.885%	(c)	07/15/21	1,100	1,100,126
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	900	896,645
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	2.715%	(c)	08/16/21	600	599,885

					5,598,983

Equipment — 0.0%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	26	25,477

Student Loans — 0.8%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	200	198,253
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	359	355,601
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%		02/25/42	208	206,415

					760,269

TOTAL ASSET-BACKED SECURITIES (cost $17,140,595)					17,082,299

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.4%
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	1,000	1,007,450

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	1,403	$1,400,924
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,900	1,897,903
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	1,400	1,389,134
Commercial Mortgage Trust, Series 2015-DC1, Class A2	2.870%		02/10/48	1,232	1,228,535
Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	517	505,257
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	1,113	1,085,161
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	2,200	2,145,487
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	200	193,823
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	23	23,053
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	2,200	2,202,209
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	1,140	1,149,704
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	300	300,761
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	24	23,635
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	2,200	2,194,908
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A1	1.445%		08/15/49	74	72,555
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	782	768,893
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	524	516,105
Wells Fargo Commercial Mortgage Trust, Series C33, Class A1	1.775%		03/15/59	511	505,556

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,997,675)					18,611,053

CORPORATE BONDS — 24.2%
Banks — 8.7%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	900	898,891
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	505	491,944
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	410	395,502
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21	520	512,278
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	2.250%		02/18/20	500	497,056
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%		01/30/19	1,000	999,489
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	250	249,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	340	355,992
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	340	347,603

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%	07/08/24	505	$493,671
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	315	320,676
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	400	409,330
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%	07/23/25	570	562,334
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	01/26/20	825	843,743
PNC Bank NA, Sr. Unsec’d. Notes	2.250%	07/02/19	575	572,940
PNC Bank NA, Sr. Unsec’d. Notes	3.300%	10/30/24	375	371,190

				8,322,511

Biotechnology — 1.8%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	600	611,814
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,100	1,098,162

				1,709,976

Chemicals — 1.2%
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	1,150	1,155,513

Computers — 0.8%
Apple, Inc., Sr. Unsec’d. Notes	3.000%	02/09/24	750	740,675

Diversified Financial Services — 1.1%
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%	08/15/19	1,030	1,025,322

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	400	406,975

Healthcare-Services — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	400	405,497
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	195	193,955
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	400	411,707

				1,011,159

Insurance — 0.9%
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	850	853,480

Machinery-Diversified — 0.6%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	570	588,559

Multi-National — 0.9%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	710	707,433
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	185	179,574

				887,007

Oil & Gas — 0.3%
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	325	312,694

Pharmaceuticals — 1.5%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	1,005	1,000,077
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	500	484,908

				1,484,985

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pipelines — 1.9%
Enterprise Products Operating LLC, Gtd. Notes	2.550%		10/15/19	220	$218,834
Enterprise Products Operating LLC, Gtd. Notes	3.900%		02/15/24	825	831,991
Enterprise Products Operating LLC, Gtd. Notes	5.200%		09/01/20	285	293,767
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	475	481,916

					1,826,508

Software — 0.6%
Oracle Corp., Sr. Unsec’d. Notes	2.950%		11/15/24	600	584,332

Telecommunications — 1.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	585	590,824
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%		09/08/21	200	205,863
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	595	601,374

					1,398,061

Transportation — 1.0%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%		09/15/21	485	489,930
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	475	480,067

					969,997

TOTAL CORPORATE BONDS (cost $23,486,114)					23,277,754

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.3%
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A (cost $300,000)	2.816%	(c)	07/15/58	300	298,412

SOVEREIGN BONDS — 2.9%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	405	386,791
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21	200	196,196
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		10/25/23	200	191,603
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	198,310
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, MTN	1.500%		10/22/19	500	495,332
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	255	250,248
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	400	396,740
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	200	217,943
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	155	153,836
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	3.875%		04/23/23	340	343,852

TOTAL SOVEREIGN BONDS (cost $2,854,628)					2,830,851

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Banks	2.625%	10/01/20	660	$660,859
Federal Home Loan Mortgage Corp.(k)	2.375%	01/13/22	5,580	5,557,780
Federal National Mortgage Assoc.	6.625%	11/15/30	570	764,043

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,969,307)				6,982,682

U.S. TREASURY OBLIGATIONS — 16.6%
U.S. Treasury Bonds	3.000%	08/15/48	250	248,818
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	2,794	2,748,063
U.S. Treasury Notes	1.625%	04/30/23	1,485	1,431,923
U.S. Treasury Notes	2.250%	11/15/25	2,060	2,014,535
U.S. Treasury Notes	2.500%	12/31/20	915	914,964
U.S. Treasury Notes	2.625%	12/15/21	410	411,842
U.S. Treasury Notes	2.625%	12/31/23	240	241,256
U.S. Treasury Notes	2.750%	09/30/20	560	562,099
U.S. Treasury Notes	2.875%	11/30/23	165	167,875
U.S. Treasury Notes	2.875%	11/30/25	760	773,627
U.S. Treasury Notes	3.000%	09/30/25	4,800	4,923,187
U.S. Treasury Notes	3.125%	11/15/28	1,450	1,504,035

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,664,609)				15,942,224

TOTAL LONG-TERM INVESTMENTS (cost $85,412,928)				85,025,275

			Shares

SHORT-TERM INVESTMENTS — 11.4%

AFFILIATED MUTUAL FUNDS — 11.4%
PGIM Core Short-Term Bond Fund(w)			1,024,368	9,434,428
PGIM Core Ultra Short Bond Fund(w)			1,499,023	1,499,023
PGIM Institutional Money Market Fund(w)			799	799

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,995,257)				10,934,250

OPTIONS PURCHASED~* — 0.0% (cost $1,754)				37,680

TOTAL SHORT-TERM INVESTMENTS (cost $10,997,011)				10,971,930

TOTAL INVESTMENTS — 99.9% (cost $96,409,939)				95,997,205
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%				62,507

NET ASSETS — 100.0%				$96,059,712

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	100	$611
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	257	2,367
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	250	2,304
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	626	5,527
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	1,242	11,897
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	1,260	12,387
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	250	2,587

Total Options Purchased (cost $1,754)							$37,680

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
189	10 Year U.S. Treasury Notes	Mar. 2019	$23,060,953	$542,517
24	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	3,855,750	192,471

				734,988

Short Positions:
105	2 Year U.S. Treasury Notes	Mar. 2019	22,292,812	(148,477)
214	5 Year U.S. Treasury Notes	Mar. 2019	24,543,125	(374,771)
3	10 Year U.S. Ultra Treasury Notes	Mar. 2019	390,234	(11,371)
45	20 Year U.S. Treasury Bonds	Mar. 2019	6,570,000	(291,380)

				(825,999)

				$(91,011)

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
1,080	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(6,855)	$(6,855)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
7,300	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(2,788)	$56,457	$59,245
860	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(621)	6,515	7,136

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
4,770	07/11/19	1.045%(S)	3 Month LIBOR(1)(Q)	$170	$45,102	$44,932
2,980	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	807	20,232	19,425
1,700	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	3,009	11,758	8,749
1,265	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	360	6,326	5,966
13,485	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	223	(224,870)	(225,093)
1,845	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(7,174)	(7,174)
45,000	05/09/21	2.230%(S)	3 Month LIBOR(2)(Q)	420	(435,443)	(435,863)
2,707	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	161	(44,125)	(44,286)
2,570	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	147	(48,074)	(48,221)
715	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	1,762	(11,573)	(13,335)
3,010	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	110	110,315	110,205
20,160	10/06/21	2.308%(S)	3 Month LIBOR(2)(Q)	12,314	(167,026)	(179,340)
12,000	10/13/21	2.340%(S)	3 Month LIBOR(2)(Q)	—	(88,721)	(88,721)
4,120	10/14/21	2.405%(S)	3 Month LIBOR(2)(Q)	—	(22,981)	(22,981)
35,000	03/12/22	2.020%(S)	3 Month LIBOR(2)(Q)	360	(451,856)	(452,216)
7,800	04/08/22	1.780%(S)	3 Month LIBOR(2)(Q)	197	(209,759)	(209,956)
2,960	07/11/23	1.400%(S)	3 Month LIBOR(2)(Q)	171	(144,854)	(145,025)
6,315	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(34,080)	94,586	128,666
5,655	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(8,328)	79,784	88,112
4,156	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,526)	65,698	71,224
2,675	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	6,623	47,260	40,637
1,980	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	5,059	63,741	58,682
10,340	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	39,509	175,561	136,052
870	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	14,853	14,853
865	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	1,352	14,415	13,063
985	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,685	14,226	10,541
805	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(8,473)	(8,473)
7,966	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(5,391)	(188,091)	(182,700)
3,062	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	125	(93,239)	(93,364)
1,450	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	160	33,267	33,107
6,900	06/15/26	1.504%(S)	3 Month LIBOR(1)(Q)	206	535,237	535,031
670	10/06/26	2.312%(S)	3 Month LIBOR(2)(Q)	(1,634)	(15,868)	(14,234)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
657	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	$9,056	$26,524	$17,468
395	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	7,953	8,134
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,730	3,730
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	7,295	7,295
255	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(2,876)	(2,876)
253	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(1,414)	(3,816)	(2,402)
805	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,180)	(49,923)	(45,743)

				$21,843	$(777,907)	$(799,750)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$410,000	$2,609,567

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,136,275	$—
Collateralized Loan Obligations	—	3,463,468	—
Consumer Loans	—	97,827	—
Credit Cards	—	5,598,983	—
Equipment	—	25,477	—
Student Loans	—	760,269	—
Commercial Mortgage-Backed Securities	—	18,611,053	—
Corporate Bonds	—	23,277,754	—
Residential Mortgage-Backed Security	—	298,412	—
Sovereign Bonds	—	2,830,851	—
U.S. Government Agency Obligations	—	6,982,682	—
U.S. Treasury Obligations	—	15,942,224	—
Affiliated Mutual Funds	10,934,250	—	—
Options Purchased	—	37,680	—
Other Financial Instruments*
Futures Contracts	(91,011)	—	—
Centrally Cleared Inflation Swap Agreements	—	(6,855)	—
Centrally Cleared Interest Rate Swap Agreements	—	(799,750)	—

Total	$10,843,239	$84,256,350	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Commercial Mortgage-Backed Securities	19.4%
U.S. Treasury Obligations	16.6
Affiliated Mutual Funds	11.4
Banks	8.7
Automobiles	7.5
U.S. Government Agency Obligations	7.3
Credit Cards	5.8
Collateralized Loan Obligations	3.6
Sovereign Bonds	2.9
Pipelines	1.9
Biotechnology	1.8
Pharmaceuticals	1.5
Telecommunications	1.5
Chemicals	1.2
Diversified Financial Services	1.1
Healthcare-Services	1.0

Transportation	1.0%
Multi-National	0.9
Insurance	0.9
Computers	0.8
Student Loans	0.8
Software	0.6
Machinery-Diversified	0.6
Electric	0.4
Oil & Gas	0.3
Residential Mortgage-Backed Securities	0.3
Consumer Loans	0.1
Equipment	0.0	*
Options Purchased	0.0	*

	99.9
Other assets in excess of liabilities	0.1

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$734,988	*	Due from/to broker — variation margin futures	$825,999	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,422,253	*	Due from/to broker — variation margin swaps	2,228,858	*
Interest rate contracts	Unaffiliated investments	37,680		—	—

Total		$2,194,921			$3,054,857

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(32,558)	$2,440	$354,537	$753,718

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$35,926	$(196,390)	$(1,415,081)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swaps(2)
$5,723	$8,000	$36,093,381	$58,180,053	$216,000	$262,559,200

(1)	Cost.

(2)	Notional amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$29,811	$—	$29,811	$—	$29,811
Barclays Bank PLC	7,869	—	7,869	—	7,869

	$37,680	$—	$37,680	$—	$37,680

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $85,414,682)	$85,062,955
Affiliated investments (cost $10,995,257)	10,934,250
Dividends and interest receivable	512,550
Deposit with broker for centrally cleared/exchange-traded derivatives	410,000
Prepaid expenses	1,100

Total Assets	96,920,855

LIABILITIES:
Payable for Portfolio shares repurchased	735,029
Accrued expenses and other liabilities	58,448
Due to broker-variation margin swaps	43,712
Management fees payable	17,123
Distribution fee payable	3,820
Due to broker-variation margin futures	2,642
Affiliated transfer agent fee payable	369

Total Liabilities	861,143

NET ASSETS	$96,059,712

Net assets were comprised of:
Partners Equity	$96,059,712

Net asset value and redemption price per share, $96,059,712 / 6,491,184 outstanding shares of beneficial interest	$14.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$2,440,278
Affiliated dividend income	227,212
Income from securities lending, net (including affiliated income of $1,793)	1,795

2,669,285

EXPENSES
Management fees	466,800
Distribution fee	245,915
Custodian and accounting fees	54,389
Audit fee	52,310
Trustees’ fees	10,751
Legal fees and expenses	10,536
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,577
Miscellaneous	14,903

Total expenses	869,168

NET INVESTMENT INCOME (LOSS)	1,800,117

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(184))	(644,198)
Futures transactions	354,537
Swap agreement transactions	753,718
Options written transactions	2,440

466,497

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(61,007))	(760,062)
Futures	(196,390)
Swap agreements	(1,415,081)

(2,371,533)

NET GAIN (LOSS) ON INVESTMENTS	(1,905,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(104,919)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,800,117	$2,017,736
Net realized gain (loss) on investment transactions	466,497	853,351
Net change in unrealized appreciation (depreciation) on investments	(2,371,533)	66,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(104,919)	2,937,155

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,085,556 and 207,723 shares, respectively]	30,464,583	3,032,006
Portfolio share repurchased [3,168,794 and 6,759,864 shares, respectively]	(46,323,874)	(99,661,275)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(15,859,291)	(96,629,269)

CAPITAL CONTRIBUTIONS	871	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,963,339)	(93,692,114)
NET ASSETS:
Beginning of year	112,023,051	205,715,165

End of year	$96,059,712	$112,023,051

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.8% ASSET-BACKED SECURITIES — 24.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 7.5%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	$197,460
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	300	299,121
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	400	398,163
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	600	596,347
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	200	200,393
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	400	399,581
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	6	6,195
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	265	263,917
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	200	199,371
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	1,250	1,237,212
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	432	430,129
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	500	496,916
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	157	156,310

					5,079,769

Collateralized Loan Obligations — 8.2%
Atrium VIII (Cayman Islands), Series 8A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	10/23/24	500	500,217
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
ICG US CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.140%, 144A	3.590%	(c)	10/19/28	500	495,543
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	400	396,428
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
Ocean Trails CLO V (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	500	497,681

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Park Avenue Institutional Avisers CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1A, 3 Month LIBOR + 1.280%, 144A	3.772%	(c)	10/20/31	500	$497,434
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	01/20/31	500	494,006
TICP CLO Ltd. (Cayman Islands), Series 2018-3R, Class A, 3 Month LIBOR + 0.840%, 144A	3.309%	(c)	04/20/28	500	492,547
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A	3.625%	(c)	10/18/31	250	247,594
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	500	491,955
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1R, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	10/20/28	750	743,311

					5,601,767

Credit Cards — 7.7%
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	2.825%	(c)	12/15/21	500	500,323
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	2.845%	(c)	10/15/21	1,300	1,300,841
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	2.865%	(c)	05/15/21	1,700	1,701,399
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	2.873%	(c)	12/07/23	700	700,769
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	2.885%	(c)	07/15/21	400	400,046
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	400	398,509
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	2.715%	(c)	08/16/21	200	199,962

					5,201,849

Equipment — 0.0%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	26	25,477

Student Loans — 1.2%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	266	264,337
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 144A	3.010%		06/16/42	88	87,660
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.986%	(c)	03/25/66	8	8,382
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	300	296,334

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans (continued)
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%		02/25/42	139	$137,610

					794,323

TOTAL ASSET-BACKED SECURITIES (cost $16,776,337)					16,703,185

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.6%
BANK, Series 2017-BNK5, Class A1	1.909%		06/15/60	651	638,514
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	900	899,287
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,000	998,066
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	417	416,491
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	900	893,015
Commercial Mortgage Trust, Series 2016-CR28, Class A1	1.770%		02/10/49	400	395,760
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A1	1.493%		01/15/49	246	242,997
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	1,800	1,777,506
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,000	975,222
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	16	15,850
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	1,200	1,201,205
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	1,280	1,244,319
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	39	38,997
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3	3.669%		02/15/47	150	150,905
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,200	1,197,223
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	603,273
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	551	542,272
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1	1.577%		01/15/59	655	646,322
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A1	1.392%		07/15/48	334	327,925
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	388	382,179
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	460	451,249

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,292,222)					14,038,577

CORPORATE BONDS — 29.1%
Airlines — 0.2%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%		03/13/20	160	158,937

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Auto Manufacturers — 1.6%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%	01/06/22	640	$625,131
General Motors Financial Co., Inc., Gtd. Notes	2.400%	05/09/19	460	458,271

				1,083,402

Banks — 9.5%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	750	749,076
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.500%	04/15/21	285	281,491
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23	310	297,865
Capital One NA, Sr. Unsec’d. Notes	2.250%	09/13/21	250	241,160
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%	03/30/21	840	827,526
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%	04/25/22	370	359,408
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A.	2.250%	02/18/20	500	497,056
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, EMTN	2.250%	01/30/19	250	249,872
Dexia Credit Local SA NY (France), Gov’t. Liquid Gtd. Notes, EMTN, 144A	2.250%	01/30/19	250	249,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	535	560,163
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%	03/01/21	125	123,237
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	01/25/23	380	374,464
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	200	204,665
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	675	703,789
PNC Bank NA, Sr. Unsec’d. Notes	2.450%	11/05/20	770	760,562

				6,480,206

Biotechnology — 1.6%
Amgen, Inc., Sr. Unsec’d. Notes	1.850%	08/19/21	145	139,816
Amgen, Inc., Sr. Unsec’d. Notes	2.650%	05/11/22	125	122,193
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	100	101,969
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	355	355,930
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	385	397,318

				1,117,226

Chemicals — 1.4%
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	282	290,460
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	500	502,397
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	150	144,794

				937,651
Computers — 1.6%
Apple, Inc., Sr. Unsec’d. Notes	2.500%	02/09/22	1,110	1,092,490

Electric — 1.7%
Alabama Power Co., Sr. Unsec’d. Notes	2.450%	03/30/22	360	350,493
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.750%	01/15/22	410	399,362
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	125	127,180
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	305	300,398

				1,177,433

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electronics — 0.2%
Fortive Corp., Sr. Unsec’d. Notes	2.350%	06/15/21	115	$112,132

Healthcare-Products — 0.7%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	460	456,004

Healthcare-Services — 1.2%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	575	551,636
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	125	126,718
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	125	128,658

				807,012

Insurance — 1.2%
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%	02/15/20	400	412,860
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A.	2.875%	12/06/22	175	171,390
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	245	251,822

				836,072

Machinery-Diversified — 0.2%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	144,558

Multi-National — 1.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	610	607,794
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	155	150,454

				758,248

Oil & Gas — 2.4%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	393	384,913
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22	600	584,670
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	400	405,799
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	250	251,174

				1,626,556

Pharmaceuticals — 0.7%
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	465	439,572

Pipelines — 0.9%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	600	608,736

Software — 1.3%
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	02/06/22	880	869,861

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	305	308,036
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%	09/08/21	200	205,864
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	200	202,142

				716,042
Transportation — 0.5%
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	200	206,069

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Transportation (continued)
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	150	$151,600

					357,669

TOTAL CORPORATE BONDS (cost $19,995,109)					19,779,807

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.4%
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A (cost 300,000)	2.816%	(c)	07/15/58	300	298,412

SOVEREIGN BONDS — 2.0%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	315	300,838
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, EMTN, 144A	2.125%		04/13/21	200	196,196
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, EMTN, 144A	2.125%		10/25/23	200	191,603
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	198,310
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	215	210,993
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	150	163,457
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	125	124,061

TOTAL SOVEREIGN BONDS (cost $1,411,560)					1,385,458

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Banks, Bonds	2.625%		10/01/20	785	786,021
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	885	994,993

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,774,803)					1,781,014

U.S. TREASURY OBLIGATIONS — 19.5%
U.S. Treasury Bonds	2.750%		08/15/47	75	71,030
U.S. Treasury Bonds	2.875%		08/15/45	45	43,829
U.S. Treasury Bonds(k)	3.000%		05/15/45	1,795	1,791,564
U.S. Treasury Bonds	3.000%		08/15/48	185	184,126
U.S. Treasury Bonds	3.125%		05/15/48	130	132,468
U.S. Treasury Bonds	3.625%		08/15/43	20	22,138
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	2,006	1,972,198
U.S. Treasury Notes	1.625%		04/30/23	170	163,924
U.S. Treasury Notes	2.000%		11/30/20	80	79,259
U.S. Treasury Notes	2.000%		06/30/24	740	719,592
U.S. Treasury Notes	2.125%		06/30/22	820	810,262
U.S. Treasury Notes	2.125%		05/15/25	25	24,328
U.S. Treasury Notes	2.250%		11/15/25	1,230	1,202,854
U.S. Treasury Notes	2.250%		11/15/27	5	4,830
U.S. Treasury Notes	2.375%		08/15/24	565	559,813
U.S. Treasury Notes	2.500%		12/31/20	225	224,991
U.S. Treasury Notes	2.625%		12/15/21	410	411,842

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	2.625%		12/31/23	180	$180,942
U.S. Treasury Notes	2.875%		11/30/23	125	127,178
U.S. Treasury Notes	2.875%		11/30/25	555	564,951
U.S. Treasury Notes	3.000%		09/30/25	1,770	1,815,425
U.S. Treasury Notes	3.125%		11/15/28	1,305	1,353,632
U.S. Treasury Strips Coupon(k)	2.037%	(s)	02/15/22	830	767,219

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,152,941)					13,228,395

TOTAL LONG-TERM INVESTMENTS (cost $67,702,972)					67,214,848

				Shares

SHORT-TERM INVESTMENTS — 0.1%

AFFILIATED MUTUAL FUNDS — 0.0%
PGIM Core Ultra Short Bond Fund(w)				9,204	9,204
PGIM Institutional Money Market Fund (cost $762)(w)				762	762

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,966)					9,966

OPTIONS PURCHASED~* — 0.1% (cost $1,069)					27,013

TOTAL SHORT-TERM INVESTMENTS (cost $11,035)					36,979

TOTAL INVESTMENTS — 98.9% (cost $67,714,007)					67,251,827
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 1.1%					757,925

NET ASSETS — 100.0%					$68,009,752

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	187	$1,722
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	182	1,678
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	456	4,026
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	904	8,659
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	920	9,044
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	182	1,884

Total Options Purchased (cost $ 1,069)							$27,013

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
15	2 Year U.S. Treasury Notes	Mar. 2019	$3,184,688	$18,967
59	10 Year U.S. Treasury Notes	Mar. 2019	7,198,922	153,150
8	10 Year U.S. Ultra Treasury Notes	Mar. 2019	1,040,625	11,425
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	160,656	3,842

				187,384

Short Positions:
216	5 Year U.S. Treasury Notes	Mar. 2019	24,772,500	(385,532)
20	20 Year U.S. Treasury Bonds	Mar. 2019	2,920,000	(127,163)

				(512,695)

				$(325,311)

Inflation rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
360	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(2,285)	$(2,285)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
5,795	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(2,216)	$44,817	$47,033
860	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(621)	6,515	7,136
4,010	07/11/19	1.045%(S)	3 Month LIBOR(1)(Q)	166	37,916	37,750
2,550	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	720	17,313	16,593
2,950	10/02/19	1.188%(S)	3 Month LIBOR(1)(Q)	(13,338)	43,506	56,844

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
3,200	10/11/19	1.220%(S)	3 Month LIBOR(1)(Q)	$(17,837)	$46,271	$64,108
2,985	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(5)	6,793	6,798
2,120	12/31/19	2.044%(A)	1 Day USOIS(1)(A)	39	7,274	7,235
1,920	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(176)	13,280	13,456
845	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	212	4,225	4,013
30,000	09/03/20	1.600%(S)	3 Month LIBOR(1)(Q)	272	438,790	438,518
1,340	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(5,211)	(5,211)
15,000	05/21/22	1.893%(S)	3 Month LIBOR(2)(Q)	537,232	(346,251)	(883,483)
17,400	05/26/22	1.997%(S)	3 Month LIBOR(2)(Q)	205	(343,902)	(344,107)
1,030	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(4,457)	(4,457)
6,100	06/07/22	1.771%(S)	3 Month LIBOR(2)(Q)	174,181	(166,657)	(340,838)
51,500	09/03/22	1.919%(S)	3 Month LIBOR(2)(Q)	355	(975,804)	(976,159)
8,880	07/11/23	1.400%(S)	3 Month LIBOR(2)(Q)	214	(434,563)	(434,777)
370	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,126	5,344	2,218
575	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(6,052)	(6,052)
240	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(7,631)	(7,631)
6,072	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(4,152)	(143,370)	(139,218)
2,592	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	125	(78,927)	(79,052)
526	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	7,440	21,236	13,796
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	2,617	2,798
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,730	3,730
10,260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	7,162	287,887	280,725
509	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(5,741)	(5,741)
505	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(2,823)	(7,616)	(4,793)
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	(41,241)	(36,341)

				$685,200	$(1,579,909)	$(2,265,109)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
2,500	12/31/22	3.843%(T)	3 Month LIBOR(2)(T)	$926,375	$—	$926,375	JPMorgan Chase Bank, N.A.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$926,375	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,350,205

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$5,079,769	$—
Collateralized Loan Obligations	—	5,601,767	—
Credit Cards	—	5,201,849	—
Equipment	—	25,477	—
Student Loans	—	794,323	—
Commercial Mortgage-Backed Securities	—	14,038,577	—
Corporate Bonds	—	19,779,807	—
Residential Mortgage-Backed Security	—	298,412	—
Sovereign Bonds	—	1,385,458	—
U.S. Government Agency Obligations	—	1,781,014	—
U.S. Treasury Obligations	—	13,228,395	—
Affiliated Mutual Funds	9,966	—	—
Options Purchased	—	27,013	—
Other Financial Instruments*
Futures Contracts	(325,311)	—	—
Centrally Cleared Inflation Swap Agreements	—	(2,285)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,265,109)	—
OTC Interest Rate Swap Agreements	—	926,375	—

Total	$(315,345)	$65,900,842	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.6%
U.S. Treasury Obligations	19.5
Banks	9.5
Collateralized Loan Obligations	8.2
Credit Cards	7.7
Automobiles	7.5
U.S. Government Agency Obligations	2.6
Oil & Gas	2.4
Sovereign Bonds	2.0
Electric	1.7
Biotechnology	1.6

Computers	1.6%
Auto Manufacturers	1.6
Chemicals	1.4
Software	1.3
Insurance	1.2
Healthcare-Services	1.2
Student Loans	1.2
Multi-National	1.1
Telecommunications	1.1
Pipelines	0.9
Healthcare-Products	0.7
Pharmaceuticals	0.7
Transportation	0.5
Residential Mortgage-Backed Securities	0.4
Airlines	0.2
Machinery-Diversified	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Electronics	0.2%
Options Purchased	0.1
Equipment	0.0	*

Affiliated Mutual Funds	0.0	*

	98.9
Other assets in excess of liabilities	1.1

	100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$187,384	*	Due from/to broker — variation margin futures	$512,695	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,002,751	*	Due from/to broker — variation margin swaps	3,270,145	*
Interest rate contracts	Unaffiliated investments	27,013		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	926,375		—	—

Total		$2,143,523			$3,782,840

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(20,628)	$1,708	$470,262	$284,325

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$25,944	$(335,525)	$(1,083,906)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$4,087	$5,600	$13,565,562	$25,227,846	$72,000	$213,932,800

(1)	Cost.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$21,729	$—	$21,729	$—	$21,729
Barclays Bank PLC	5,284	—	5,284	—	5,284
JPMorgan Chase Bank, N.A.	926,375	—	926,375	(926,375)	—

	$953,388	$—	$953,388	$(926,375)	$27,013

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $67,704,041)	$67,241,861
Affiliated investments (cost $9,966)	9,966
Cash	26,467
Unrealized appreciation on OTC swap agreements	926,375
Dividends and interest receivable	356,564
Due from broker-variation margin swaps	37,651
Prepaid expenses and other assets	1,018

Total Assets	68,599,902

LIABILITIES:
Payable for Portfolio shares repurchased	482,252
Accrued expenses and other liabilities	58,123
Due to broker-variation margin futures	33,862
Management fees payable	12,858
Distribution fee payable	2,686
Affiliated transfer agent fee payable	369

Total Liabilities	590,150

NET ASSETS	$68,009,752

Net assets were comprised of:
Partners Equity	$68,009,752

Net asset value and redemption price per share, $68,009,752 / 5,008,648 outstanding shares of beneficial interest	$13.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net of $783 foreign withholding tax)	$1,861,094
Affiliated dividend income	49,714
Income from securities lending, net (including affiliated income of $2,137)	2,137

1,912,945

EXPENSES
Management fees	343,407
Distribution fee	180,911
Custodian and accounting fees.	54,989
Audit fee	52,310
Trustees’ fees	10,602
Legal fees and expenses	10,487
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,741
Miscellaneous	12,545

Total expenses	678,979
Less: Fee waivers and/or expense reimbursement	(5,614)

Net expenses	673,365

NET INVESTMENT INCOME (LOSS)	1,239,580

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $70)	(401,296)
Futures transactions	470,262
Swap agreement transactions	284,325
Options written transactions	1,708

354,999

Net change in unrealized appreciation (depreciation) on:
Investments	(580,560)
Futures	(335,525)
Swap agreements	(1,083,906)

(1,999,991)

NET GAIN (LOSS) ON INVESTMENTS	(1,644,992)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(405,412)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,239,580	$1,413,721
Net realized gain (loss) on investment transactions	354,999	(1,687,814)
Net change in unrealized appreciation (depreciation) on investments	(1,999,991)	2,776,418

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(405,412)	2,502,325

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,216,369 and 425,087 shares, respectively]	16,201,930	5,703,542
Portfolio share repurchased [2,655,688 and 7,095,067 shares, respectively]	(35,470,429)	(96,158,269)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(19,268,499)	(90,454,727)

CAPITAL CONTRIBUTIONS	429	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,673,482)	(87,952,402)
NET ASSETS:
Beginning of year	87,683,234	175,635,636

End of year	$68,009,752	$87,683,234

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.0% ASSET-BACKED SECURITIES — 25.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 9.6%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	2.855%	(c)	02/15/21	200	$199,990
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	200	199,414
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	500	497,704
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	100	100,197
CarMax Auto Owner Trust, Series 2017-4, Class A3	2.110%		10/17/22	100	98,975
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	100	102,002
Chesapeake Funding II LLC, Series 2017-3A, Class A2, 1 Month LIBOR + 0.340%, 144A	2.795%	(c)	08/15/29	71	70,686
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 144A	2.120%		11/15/29	81	80,380
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	200	199,790
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	106	105,567
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 144A	2.130%		05/22/23	86	84,880
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	100	99,686
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	200	194,904
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	200	197,867
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	200	200,121
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	2.805%	(c)	09/15/22	100	100,118
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	05/17/21	100	100,212
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	3.095%	(c)	06/15/21	200	200,169
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	152	151,810
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	200	198,766
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	200	200,387
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	81	80,975
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	78	78,155

					3,741,409

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 8.9%
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	250	$247,356
Atrium (Cayman Islands), Series 8A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	10/23/24	250	250,108
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 3 Month LIBOR + 1.040%, 144A	3.489%	(c)	07/17/28	250	246,552
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.820%, 144A	3.269%	(c)	01/17/28	250	247,519
CIFC Funding Ltd. (Cayman Islands), Series 2014-2RA, Class A1, 3 Month LIBOR + 1.050%, 144A	3.537%	(c)	04/24/30	250	247,137
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.245%	(c)	01/18/28	250	246,623
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	250	247,768
Midocean Credit CLO (Cayman Islands), Series 2018-9A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.397%	(c)	07/20/31	250	246,514
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
Ocean Trails CLO (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	250	248,841
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.269%	(c)	07/20/27	250	247,543
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A	3.625%	(c)	10/18/31	250	247,594
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	250	245,977

					3,464,936

Consumer Loans — 0.3%
Marlette Funding Trust, Series 2018-4A, Class A, 144A	3.710%		12/15/28	98	97,827

Credit Cards — 5.0%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	2.955%	(c)	12/15/21	300	300,316
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.905%	(c)	09/16/24	200	200,219
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	2.845%	(c)	10/15/21	400	400,259
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	2.865%	(c)	05/15/21	300	300,247

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	2.755%	(c)	01/15/22	300	$300,146
Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1	2.880%		01/23/23	432	431,766

					1,932,953

Equipment — 0.5%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	100	98,233
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%		11/15/24	100	98,153

					196,386

Student Loans — 1.0%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	133	132,169
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 144A	3.010%		06/16/42	88	87,660
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 144A	2.840%		01/25/41	100	97,748
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%		02/25/42	69	68,805

					386,382

TOTAL ASSET-BACKED SECURITIES (cost $9,884,299)					9,819,893

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.4%
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1	1.971%		12/10/54	198	195,489
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3	3.372%		10/10/47	60	59,961
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A1	1.847%		11/10/48	76	75,539
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1	1.648%		09/15/48	133	132,136
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	300	299,762
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A1	1.635%		04/10/49	110	108,449
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1	1.770%		02/10/49	17	16,722
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	218	218,282
Commercial Mortgage Trust, Series 2013-LC6, Class A3	2.666%		01/10/46	91	89,464
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	220	226,560
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	88	87,711
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	170	169,812
Commercial Mortgage Trust, Series 2015-CR27, Class A1	1.577%		10/10/48	228	225,216
Commercial Mortgage Trust, Series 2017-COR2, Class A1	2.111%		09/10/50	123	121,214

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A1	1.493%	01/15/49	131	$129,301
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%	06/10/50	175	171,071
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%	06/25/20	50	50,259
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%	01/25/26	380	370,584
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%	07/10/48	300	300,301
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%	10/15/48	130	129,078
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%	10/15/48	240	233,310
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A1	1.324%	08/15/49	40	39,116
Ladder Capital Commercial Mortgage, Series 2017-LC26, Class A1, 144A	1.976%	07/12/50	347	341,624
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%	07/15/40	5	4,727
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3	3.669%	02/15/47	85	85,513
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2	3.119%	08/15/47	342	342,014
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%	05/15/48	400	399,074
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A1	1.968%	12/15/49	53	52,467
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A1	1.779%	12/15/49	180	176,787
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%	11/15/50	387	380,400
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%	02/15/51	340	350,896
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%	05/10/63	98	98,005
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A1	1.504%	09/15/57	73	72,210
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A1	1.775%	03/15/59	85	83,979
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A1	1.392%	07/15/48	179	176,363
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%	12/15/49	431	424,643
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1	1.441%	10/15/49	75	74,256
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%	11/15/50	180	176,576
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A1	2.056%	03/15/50	76	74,703

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,823,886)				6,763,574

CORPORATE BONDS — 17.1%
Airlines — 0.1%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	55	54,635

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Auto Manufacturers — 1.4%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%		01/06/22	220	$214,889
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	305	316,644

					531,533

Banks — 6.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	250	249,692
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	300	295,458
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23	210	201,780
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	95	91,883
Dexia Credit Local SA NY (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	250	249,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	415	424,280
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	50	51,519
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	254,314
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	325	338,861
PNC Bank NA, Sub. Notes(a)	2.950%		01/30/23	250	243,480

					2,401,139

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/15/22	50	50,343

Chemicals — 1.6%
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	83	85,489
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	239	243,249
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	275	276,318
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	15	14,479

					619,535

Commercial Services — 0.1%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.453%	(c)	05/22/19	40	39,987

Computers — 0.2%
Apple, Inc., Sr. Unsec’d. Notes	3.000%		02/09/24	95	93,819

Electric — 1.1%
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.750%		01/15/22	140	136,367
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	285	284,651

					421,018

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21	155	153,653

Healthcare-Services — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	310	297,404

Insurance — 1.6%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	285	287,342
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%		02/15/20	125	129,019
Principal Financial Group, Inc., Gtd. Notes	3.125%		05/15/23	150	148,066
Principal Financial Group, Inc., Gtd. Notes	3.300%		09/15/22	20	19,866

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%		12/06/22	55	$53,866

					638,159

Machinery-Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%		01/27/23	50	48,964

Media — 0.5%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	175	174,443

Miscellaneous Manufacturing — 0.2%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%		01/09/23	84	78,381

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	140	139,494

Oil & Gas — 0.5%
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22	200	194,890

Pharmaceuticals — 0.4%
Cigna Corp., Gtd. Notes, 144A	3.750%		07/15/23	145	144,517

Pipelines — 1.3%
Enterprise Products Operating LLC, Gtd. Notes	3.350%		03/15/23	300	295,905
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	215	218,130

					514,035

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%		06/30/22	50	48,763

TOTAL CORPORATE BONDS (cost $6,674,069)					6,644,712

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A13 Month LIBOR + 0.450%, 144A (cost 194,411)	3.139%	(c)	08/25/60	194	193,752

SOVEREIGN BONDS — 1.4%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	200	191,007
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	200	197,441
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	100	108,971
Province of Ontario (Canada), Sr. Unsec’d. Notes.	2.500%		09/10/21	50	49,624

TOTAL SOVEREIGN BONDS (cost $556,769)					547,043

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Banks	2.625%		10/01/20	90	90,117

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc	2.375%	01/19/23	70	$ 69,476

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $159,415)				159,593

U.S. TREASURY OBLIGATIONS — 32.9%
U.S. Treasury Bonds	2.875%	08/15/45	25	24,350
U.S. Treasury Bonds	3.000%	11/15/44	85	84,871
U.S. Treasury Bonds	3.000%	05/15/45	105	104,799
U.S. Treasury Bonds	3.000%	08/15/48	100	99,527
U.S. Treasury Bonds	3.125%	05/15/48	60	61,139
U.S. Treasury Bonds	3.625%	08/15/43	120	132,830
U.S. Treasury Bonds	3.750%	11/15/43	10	11,294
U.S. Treasury Bonds	5.250%	11/15/28	10	12,180
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	1,105	1,086,211
U.S. Treasury Notes	1.375%	08/31/20	95	93,208
U.S. Treasury Notes	1.375%	04/30/21	635	619,323
U.S. Treasury Notes	1.375%	06/30/23	1,565	1,490,051
U.S. Treasury Notes	1.625%	04/30/23	225	216,958
U.S. Treasury Notes	1.875%	04/30/22	96	94,162
U.S. Treasury Notes	2.000%	11/30/20	1,045	1,035,326
U.S. Treasury Notes	2.000%	06/30/24	1,090	1,059,940
U.S. Treasury Notes	2.125%	08/15/21	170	168,453
U.S. Treasury Notes(k)	2.125%	09/30/21	3,035	3,006,191
U.S. Treasury Notes	2.125%	06/30/22	1,490	1,472,306
U.S. Treasury Notes	2.125%	05/15/25	25	24,328
U.S. Treasury Notes	2.250%	11/15/25	900	880,137
U.S. Treasury Notes	2.250%	02/15/27	15	14,565
U.S. Treasury Notes	2.375%	08/15/24	150	148,623
U.S. Treasury Notes	2.625%	12/15/21	5	5,022
U.S. Treasury Notes	2.625%	12/31/23	95	95,497
U.S. Treasury Notes	2.875%	11/30/23	65	66,132
U.S. Treasury Notes	2.875%	11/30/25	5	5,090
U.S. Treasury Notes	3.000%	09/30/25	400	410,266
U.S. Treasury Notes	3.125%	11/15/28	280	290,434

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,904,687)				12,813,213

TOTAL LONG-TERM INVESTMENTS (cost $37,197,536)				36,941,780

			Shares

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS — 4.9%
PGIM Core Ultra Short Bond Fund(w)			1,861,303	1,861,303
PGIM Institutional Money Market Fund (cost $32,316; includes $32,129 of cash collateral for securities on loan)(b)(w)			32,316	32,313

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,893,619)				1,893,616

OPTIONS PURCHASED~* — 0.0% (cost $564)				14,198

TOTAL SHORT-TERM INVESTMENTS (cost $1,894,183)				1,907,814

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL INVESTMENTS — 99.9% (cost $39,091,719)	38,849,594
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%	57,269

NET ASSETS — 100.0%	$38,906,863

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,561; cash collateral of $32,129 (included in liabilities) was received with which the fund purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	99	$912
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	96	885
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	240	2,119
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	477	4,569
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	480	4,719
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	96	994

Total Options Purchased (cost $ 564)							$14,198

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
46	10 Year U.S. Treasury Notes	Mar. 2019	$5,612,719	$115,770
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	481,969	10,277

				126,047

Short Positions:
14	2 Year U.S. Treasury Notes	Mar. 2019	2,972,376	(19,706)
67	5 Year U.S. Treasury Notes	Mar. 2019	7,684,063	(111,699)
2	10 Year U.S. Ultra Treasury Notes	Mar. 2019	260,156	(7,581)
15	20 Year U.S. Treasury Bonds	Mar. 2019	2,190,000	(68,366)

				(207,352)

				$(81,305)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
720	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(4,570)	$(4,570)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
2,360	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(927)	$18,252	$19,179
215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	1,629	1,940
1,065	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	297	7,231	6,934
850	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(101)	5,879	5,980
630	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	301	3,150	2,849
675	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(2,625)	(2,625)
3,785	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	72	(61,262)	(61,334)
645	05/31/22	2.217%(S)	3 Month LIBOR(1)(Q)	153	7,942	7,789
230	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(995)	(995)
3,100	10/09/22	1.728%(S)	3 Month LIBOR(1)(Q)	167	99,592	99,425
1,015	12/21/22	1.949%(S)	3 Month LIBOR(1)(Q)	95	24,198	24,103
10,600	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	—	289,256	289,256
10,230	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	(93,776)	(784,099)	(690,323)
470	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,112	8,304	7,192
230	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(2,421)	(2,421)
235	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	—	(7,156)	(7,156)
210	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	152	4,818	4,666
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	5,289	3,674
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,730	3,730
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	3,648	3,648
127	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(1,432)	(1,432)
126	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(704)	(1,900)	(1,196)
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(25,116)	(22,253)

				$(94,718)	$(404,088)	$(309,370)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
3,750	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	$260,418	$—	$260,418	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
2,000	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	$68,151	$—	$68,151	JPMorgan Chase Bank, N.A.

				$328,569	$—	$328,569

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$328,569	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$368,000	$574,494

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$3,741,409	$—
Collateralized Loan Obligations	—	3,464,936	—
Consumer Loans	—	97,827	—
Credit Cards	—	1,932,953	—
Equipment	—	196,386	—
Student Loans	—	386,382	—
Commercial Mortgage-Backed Securities	—	6,763,574	—
Corporate Bonds	—	6,644,712	—
Residential Mortgage-Backed Securities	—	193,752	—
Sovereign Bonds	—	547,043	—
U.S. Government Agency Obligations	—	159,593	—
U.S. Treasury Obligations	—	12,813,213	—
Affiliated Mutual Funds	1,893,616	—	—
Options Purchased	—	14,198	—
Other Financial Instruments*
Futures Contracts	(81,305)	—	—
Centrally Cleared Inflation Swap Agreement	—	(4,570)	—
Centrally Cleared Interest Rate Swap Agreements	—	(309,370)	—
OTC Interest Rate Swap Agreements	—	328,569	—

Total	$1,812,311	$36,970,607	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	32.9%
Commercial Mortgage-Backed Securities	17.4
Automobiles	9.6
Collateralized Loan Obligations	8.9
Banks	6.2
Credit Cards	5.0
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	4.9
Insurance	1.6
Chemicals	1.6
Sovereign Bonds	1.4
Auto Manufacturers	1.4
Pipelines	1.3
Electric	1.1
Student Loans	1.0
Healthcare-Services	0.8
Equipment	0.5
Oil & Gas	0.5

Residential Mortgage-Backed Securities	0.5%
Media	0.5
U.S. Government Agency Obligations	0.4
Healthcare-Products	0.4
Pharmaceuticals	0.4
Multi-National	0.4
Consumer Loans	0.3
Computers	0.2
Miscellaneous Manufacturing	0.2
Airlines	0.1
Biotechnology	0.1
Machinery-Diversified	0.1
Telecommunications	0.1
Commercial Services	0.1
Options Purchased	0.0 *

99.9
Other assets in excess of liabilities	0.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$126,047	*	Due from/to broker — variation margin futures	$207,352	*
Interest rate contracts	Due from/to broker — variation margin swaps	480,365	*	Due from/to broker — variation margin swaps	794,305	*
Interest rate contracts	Unaffiliated investments	14,198		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	328,569		—	—

Total		$949,179			$1,001,657

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(12,028)	$854	$246,064	$36,242

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$13,634	$(152,825)	$(357,638)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$2,109	$2,800	$10,115,303	$18,981,973	$144,000	$65,837,200

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$31,561	$(31,561)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$11,407	$—	$11,407	$—	$11,407
Barclays Bank PLC	2,791	—	2,791	—	2,791
JPMorgan Chase Bank, N.A.	328,569	—	328,569	(310,059)	18,510

	$342,767	$—	$342,767	$(310,059)	$32,708

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $31,561:
Unaffiliated investments (cost $37,198,100)	$36,955,978
Affiliated investments (cost $1,893,619)	1,893,616
Cash	17,168
Deposit with broker for centrally cleared/ exchange-traded derivatives	368,000
Unrealized appreciation on OTC swap agreements	328,569
Dividends and interest receivable	176,085
Due from broker-variation margin swaps	34,834
Prepaid expenses	776

Total Assets	39,775,026

LIABILITIES:
Payable for Portfolio shares repurchased	400,132
Payable for investments purchased	365,004
Accrued expenses and other liabilities	55,673
Payable to broker for collateral for securities on loan	32,129
Due to broker-variation margin futures	6,893
Management fees payable	6,326
Distribution fee payable	1,637
Affiliated transfer agent fee payable	369

Total Liabilities	868,163

NET ASSETS	$38,906,863

Net assets were comprised of:
Partners Equity	$38,906,863

Net asset value and redemption price per share, $38,906,863 / 3,422,898 outstanding shares of beneficial interest	$11.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$872,346
Affiliated dividend income	32,132
Income from securities lending, net (including affiliated income of $686)	686

905,164

EXPENSES
Management fees	170,113
Distribution fee	89,618
Audit fee	52,310
Custodian and accounting fees	51,984
Legal fees and expenses	10,204
Trustees’ fees	9,670
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,581
Miscellaneous	11,382

Total expenses	408,849
Less: Fee waivers and/or expense reimbursement	(75,456)

Net expenses	333,393

NET INVESTMENT INCOME (LOSS)	571,771

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(67))	(222,996)
Futures transactions	246,064
Swap agreement transactions	36,242
Options written transactions	854

60,164

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $16)	(125,915)
Futures	(152,825)
Swap agreements	(357,638)

(636,378)

NET GAIN (LOSS) ON INVESTMENTS	(576,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,443)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$571,771	$431,352
Net realized gain (loss) on investment transactions	60,164	626,238
Net change in unrealized appreciation (depreciation) on investments	(636,378)	(146,433)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,443)	911,157

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,604,559 and 268,631 shares, respectively]	17,828,827	3,042,662
Portfolio share repurchased [1,272,477 and 2,491,641 shares, respectively]	(14,157,713)	(28,313,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	3,671,114	(25,271,208)

CAPITAL CONTRIBUTIONS	7,029	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,673,700	(24,360,051)
NET ASSETS:
Beginning of year	35,233,163	59,593,214

End of year	$38,906,863	$35,233,163

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.0% ASSET-BACKED SECURITIES — 21.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 8.6%
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C	3.590%		06/18/24	400	$403,417
ARI Fleet Lease Trust, Series 2017-A, Class A2, 144A	1.910%		04/15/26	72	71,344
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	400	398,828
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	300	300,590
CarMax Auto Owner Trust, Series 2017-4, Class A3	2.110%		10/17/22	100	98,975
CarMax Auto Owner Trust, Series 2018-1, Class A3	2.480%		11/15/22	100	99,250
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	400	408,008
Chesapeake Funding II LLC, Series 2017-3A, Class A2, 1 Month LIBOR + 0.340%, 144A	2.795%	(c)	08/15/29	71	70,686
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 144A	2.120%		11/15/29	81	80,380
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	500	499,476
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	372	369,484
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 144A	2.130%		05/22/23	86	84,880
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	200	199,371
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	100	97,548
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	400	389,808
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 144A	3.470%		01/15/30	200	201,825
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	400	395,734
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	500	500,303
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	2.805%	(c)	09/15/22	100	100,118
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A	3.170%		03/15/25	800	805,639
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C	3.620%		06/17/24	100	101,676
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3	3.160%		01/17/23	400	401,900
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1 Month LIBOR + 0.430%	2.885%	(c)	04/18/22	500	499,855
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	25	25,302

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	600	$596,299
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	400	400,775
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	162	161,949
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	157	156,310

					8,118,384

Collateralized Loan Obligations — 9.7%
Allegro CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.100%, 144A	3.342%	(c)	07/15/31	750	738,712
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	250	247,356
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.830%, 144A	3.470%	(c)	11/17/27	250	247,372
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A	3.736%	(c)	01/16/30	250	249,302
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A	3.686%	(c)	10/15/30	250	249,257
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.180%, 144A	3.616%	(c)	01/15/30	250	247,751
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.260%, 144A	3.729%	(c)	04/22/30	250	248,776
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.538%	(c)	04/26/31	250	245,762
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A	3.757%	(c)	10/23/29	250	248,369
Jackson Mill CLO Ltd (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.830%, 144A	3.266%	(c)	04/15/27	250	248,616
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.245%	(c)	01/18/28	250	246,623
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	1,000	991,070
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
Ocean Trails CLO (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	500	497,681

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.080%, 144A	3.588%	(c)	04/26/31	500	$492,953
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A	3.579%	(c)	01/17/31	250	247,213
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1A, 3 Month LIBOR + 1.100%, 144A	3.362%	(c)	07/16/31	250	246,278
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.220%, 144A	3.834%	(c)	11/14/29	250	249,103
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5RA, Class A, 3 Month LIBOR + 1.100%, 144A	3.689%	(c)	05/07/31	250	246,390
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	3.786%	(c)	05/15/26	202	202,101
Sound Point CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1B, 3 Month LIBOR + 1.220%, 144A	3.689%	(c)	10/20/30	250	248,892
Telos CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A	3.749%	(c)	07/17/26	250	249,878
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	01/20/31	250	247,003
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 3 Month LIBOR + 1.210%, 144A	3.646%	(c)	10/15/30	250	248,212
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	500	491,955
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A	3.719%	(c)	10/20/29	250	249,351
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1, 3 Month LIBOR + 1.200%, 144A	3.638%	(c)	10/20/31	250	247,588
Zais CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A	3.726%	(c)	04/15/30	250	248,649

					9,117,617

Credit Cards — 1.8%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	2.955%	(c)	12/15/21	200	200,211
American Express Credit Account Master Trust, Series 2018-4, Class A	2.990%		12/15/23	900	902,362
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	2.757%	(c)	08/08/24	100	99,691
Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3	3.290%		05/23/25	500	507,071

					1,709,335

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%	08/16/24	100	$98,233
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%	11/15/24	100	98,153

				196,386

Student Loans — 1.5%
Laurel Road Prime Student Loan Trust, Series 2018-B, Class A1FX, 144A	2.680%	05/26/43	328	326,851
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%	02/18/42	266	264,337
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 144A	3.010%	06/16/42	88	87,660
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 144A	2.840%	01/25/41	300	293,243
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%	02/25/42	69	68,805
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 144A	3.590%	01/25/48	400	402,270

				1,443,166

TOTAL ASSET-BACKED SECURITIES (cost $20,650,265)				20,584,888

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.0%
BANK, Series 2017-BNK7, Class A1	1.984%	09/15/60	116	113,671
CD Mortgage Trust, Series 2016-CD2, Class A1	1.848%	11/10/49	469	461,050
CD Mortgage Trust, Series 2017-CD5, Class A1	2.028%	08/15/50	286	281,006
CD Mortgage Trust, Series 2017-CD6, Class A3	3.104%	11/13/50	560	552,166
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1	1.971%	12/10/54	485	478,611
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1	1.965%	06/15/50	220	216,518
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%	04/10/48	330	319,953
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%	09/15/48	100	99,921
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%	08/10/49	191	187,140
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A4	3.349%	02/10/49	500	494,593
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%	10/15/45	875	847,432
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%	12/10/44	373	372,652
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%	04/10/47	40	41,193
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%	03/10/47	44	43,856
Commercial Mortgage Trust, Series 2015-LC19, Class A1	1.399%	02/10/48	75	74,199
Commercial Mortgage Trust, Series 2015-PC1, Class A1	1.667%	07/10/50	153	151,869
Commercial Mortgage Trust, Series 2016-DC2, Class A1	1.820%	02/10/49	889	876,591
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%	06/15/57	13	12,462

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	385	$381,245
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	472	461,494
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	695	687,240
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	272	274,572
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	50,341
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	120	117,027
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	54	54,653
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	255	257,618
GS Mortgage Securities Trust, Series 2014-GC24, Class A5	3.931%		09/10/47	280	286,923
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	81	80,253
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	100	100,100
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	249	244,180
GS Mortgage Securities Trust, Series 2017-GS7, Class AAB	3.203%		08/10/50	100	98,326
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	6	6,173
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4	3.227%		10/15/48	250	246,381
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A1	1.423%		06/15/49	541	531,860
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1	2.081%		10/15/50	128	125,535
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	6	6,443
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	243	237,638
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	2	1,891
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%		08/15/46	130	129,263
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2	3.119%		08/15/47	91	90,878
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A3	3.646%		10/15/47	630	635,862
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	150	149,653
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A1	1.980%		12/15/47	289	287,171
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459%		12/15/49	400	396,089
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class A1	2.031%		05/15/50	143	141,056
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A1	1.779%		12/15/49	392	385,143
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	1,038	1,020,605
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%		02/15/51	830	856,599

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%		09/15/58	373	$368,960
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A1	1.504%		09/15/57	117	115,537
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A1	1.392%		07/15/48	454	446,419
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	1,097	1,081,207
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%		07/15/50	197	193,607
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	290	284,483
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class ASB	3.390%		11/15/50	300	299,976
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A1	2.056%		03/15/50	178	175,551
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	60	59,233

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,072,870)					16,992,068

CORPORATE BONDS — 9.8%
Airlines — 0.2%
United Airlines 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.500%		03/01/30	180	176,697

Auto Manufacturers — 0.3%
General Motors Financial Co., Inc., Gtd. Notes	3.250%		01/05/23	300	282,517

Banks — 3.6%
Bank of America Corp., Sr. Unsec’d. Notes	3.366	%(ff)	01/23/26	135	129,072
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	105	103,410
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	450	438,366
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23	200	192,171
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A	3.375%		01/09/25	200	188,215
Citigroup, Inc., Sr. Unsec’d. Notes	3.887	%(ff)	01/10/28	430	414,911
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	125	120,899
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	250	245,322
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	10	10,470
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	200	195,513
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	145	150,102
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20	160	159,083
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509	%(ff)	01/23/29	290	274,602
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	150	146,720
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	75	78,599
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	405	403,064
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	150	150,217

					3,400,736

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	15	$15,295
Celgene Corp., Sr. Unsec’d. Notes	3.450%		11/15/27	135	122,849
Celgene Corp., Sr. Unsec’d. Notes	3.625%		05/15/24	100	97,531

					235,675

Chemicals — 0.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	90	91,600
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105	105,503

					197,103

Commercial Services — 0.0%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.453%	(c)	05/22/19	35	34,988

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes	1.800%		05/11/20	100	98,740

Diversified Financial Services — 0.3%
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A	2.125%		09/19/22	250	243,570

Electric — 0.6%
Avangrid, Inc., Sr. Unsec’d. Notes	3.150%		12/01/24	125	120,624
Edison International, Sr. Unsec’d. Notes	2.400%		09/15/22	30	28,290
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.250%		12/01/24	250	243,636
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	180	179,779

					572,329

Foods — 0.1%
Tyson Foods, Inc., Gtd. Notes	3.950%		08/15/24	75	74,565

Healthcare-Services — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	120	115,124
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.250%		09/01/24	85	81,351

					196,475

Insurance — 0.1%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	60	60,494
Principal Financial Group, Inc., Gtd. Notes	3.300%		09/15/22	10	9,933

					70,427

Media — 0.1%
Discovery Communications LLC, Gtd. Notes	2.200%		09/20/19	60	59,372

Miscellaneous Manufacturing — 0.2%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%		01/09/23	110	102,642
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550%		11/01/24	110	108,977

					211,619

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	35	33,973

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Multi-National (continued)
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23	185	$180,590

					214,563

Oil & Gas — 0.6%
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22	79	77,374
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%		04/15/27	230	209,489
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22	75	73,084
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%		07/15/21	50	50,049
Sinopec Group Overseas Development 2017 Ltd. (China), Gtd. Notes, 144A	2.250%		09/13/20	200	196,350

					606,346

Oil & Gas Services — 0.3%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%		12/21/20	250	247,833

Pharmaceuticals — 0.8%
Allergan Funding SCS, Gtd. Notes	3.450%		03/15/22	125	123,005
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%		06/15/24	295	277,022
Express Scripts Holding Co., Gtd. Notes	4.500%		02/25/26	240	243,248
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%		09/23/26	70	63,345

					706,620

Pipelines — 1.2%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.400%		04/01/24	305	287,427
Enterprise Products Operating LLC, Gtd. Notes	3.350%		03/15/23	150	147,951
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	10	10,146
MPLX LP, Sr. Unsec’d. Notes	3.375%		03/15/23	55	53,385
MPLX LP, Sr. Unsec’d. Notes	4.500%		07/15/23	140	141,402
ONEOK, Inc., Gtd. Notes	4.000%		07/13/27	265	252,765
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.350%		08/15/22	275	269,121

					1,162,197

Real Estate Investment Trusts (REITs) — 0.1%
Digital Realty Trust LP, Gtd. Notes	3.700%		08/15/27	100	94,382

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	325	323,461

TOTAL CORPORATE BONDS (cost $9,516,632)					9,210,215

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139%	(c)	08/25/60	194	193,752

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816%	(c)	07/15/58	300	$298,412

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $494,411)					492,164

SOVEREIGN BONDS — 0.7%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	200	191,008
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	400	394,881
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	115	114,136

TOTAL SOVEREIGN BONDS (cost $711,547)					700,025

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.2%
Federal Home Loan Bank	1.375%		05/28/19	3,500	3,482,934
Federal Home Loan Bank	2.625%		10/01/20	80	80,104
Federal Home Loan Mortgage Corp., MTN	2.750%		06/19/23	2,500	2,514,608
Federal National Mortgage Assoc	2.000%		10/05/22	500	490,548
Federal National Mortgage Assoc	2.375%		01/19/23	610	605,435
Federal National Mortgage Assoc	2.875%		09/12/23	3,380	3,419,796
Residual Funding Corp., Principal Strip	2.140%	(s)	10/15/20	1,000	954,305

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,488,285)					11,547,730

U.S. TREASURY OBLIGATIONS — 34.0%
U.S. Treasury Bonds	3.000%		08/15/48	250	248,818
U.S. Treasury Bonds	3.125%		05/15/48	40	40,759
U.S. Treasury Bonds	5.250%		11/15/28	375	456,738
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	2,739	2,693,002
U.S. Treasury Notes	1.875%		04/30/22	3	2,943
U.S. Treasury Notes	2.125%		05/15/25	20,070	19,530,619
U.S. Treasury Notes	2.250%		11/15/25	1,395	1,364,212
U.S. Treasury Notes	2.250%		11/15/27	1,225	1,183,321
U.S. Treasury Notes	2.375%		08/15/24	726	719,336
U.S. Treasury Notes	2.500%		12/31/20	45	44,998
U.S. Treasury Notes(k)	2.500%		05/15/24	4,385	4,376,949
U.S. Treasury Notes	2.875%		11/30/25	765	778,716
U.S. Treasury Notes	3.000%		09/30/25	430	441,036
U.S. Treasury Notes	3.125%		11/15/28	205	212,639

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,815,193)					32,094,086

TOTAL LONG-TERM INVESTMENTS (cost $91,749,203)					91,621,176

				Shares

SHORT-TERM INVESTMENTS — 4.6%

AFFILIATED MUTUAL FUNDS — 4.5%
PGIM Core Ultra Short Bond Fund(w)				4,256,072	4,256,072

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
PGIM Institutional Money Market Fund(w)	212	$212

TOTAL AFFILIATED MUTUAL FUNDS (cost $4,256,284)		4,256,284

OPTIONS PURCHASED~* — 0.1% (cost $1,589)		33,530

TOTAL SHORT-TERM INVESTMENTS (cost $4,257,873)		4,289,814

TOTAL INVESTMENTS — 101.6% (cost $96,007,076)		95,910,990
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.6)%		(1,469,321)

NET ASSETS — 100.0%		$94,441,669

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)

Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (s) Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	228	$2,100
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	222	2,046
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	556	4,909
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	1,102	10,556
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	1,120	11,010
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	222	2,298
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	100	611

Total Options Purchased (cost $ 1,589)							$33,530

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
166	10 Year U.S. Treasury Notes	Mar. 2019	$20,254,594	$397,761
14	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	2,249,188	108,377

				506,138

Short Positions:
11	2 Year U.S. Treasury Notes	Mar. 2019	2,335,438	(15,671)
415	5 Year U.S. Treasury Notes	Mar. 2019	47,595,311	(750,716)
7	10 Year U.S. Ultra Treasury Notes	Mar. 2019	910,547	(26,534)
35	20 Year U.S. Treasury Bonds	Mar. 2019	5,110,000	(221,029)

				(1,013,950)

				$(507,812)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
480	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(3,047)	$(3,047)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,505	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(572)	$11,639	$12,211
1,495	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(3)	3,402	3,405
635	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	8	2,179	2,171
420	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(729)	(311)	418
1,510	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(5,872)	(5,872)
1,990	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	128	(32,209)	(32,337)
1,030	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(4,457)	(4,457)
1,500	04/06/24	2.135%(S)	3 Month LIBOR(2)(Q)	—	(34,025)	(34,025)
65,175	07/10/24	2.187%(S)	3 Month LIBOR(2)(Q)	(1,048,997)	(1,023,744)	25,253
690	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(7,263)	(7,263)
4,352	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(4,325)	(102,758)	(98,433)
10,475	06/10/25	2.467%(S)	3 Month LIBOR(2)(Q)	(38,297)	(89,549)	(51,252)
4,358	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	188	(132,703)	(132,891)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	5,289	3,674
382	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(4,309)	(4,309)
253	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(1,414)	(3,816)	(2,402)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	$(2,863)	$(25,116)	$(22,253)

				$(1,095,261)	$(1,443,623)	$(348,362)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$280,000	$1,836,622

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$8,118,384	$—
Collateralized Loan Obligations	—	9,117,617	—
Credit Cards	—	1,709,335	—
Equipment	—	196,386	—
Student Loans	—	1,443,166	—
Commercial Mortgage-Backed Securities	—	16,992,068	—
Corporate Bonds	—	9,210,215	—
Residential Mortgage-Backed Securities	—	492,164	—
Sovereign Bonds	—	700,025	—
U.S. Government Agency Obligations	—	11,547,730	—
U.S. Treasury Obligations	—	32,094,086	—
Affiliated Mutual Funds	4,256,284	—	—
Options Purchased	—	33,530	—
Other Financial Instruments*
Futures Contracts	(507,812)	—	—
Centrally Cleared Inflation Swap Agreements	—	(3,047)	—
Centrally Cleared Interest Rate Swap Agreements	—	(348,362)	—

Total	$3,748,472	$91,303,297	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	34.0%
Commercial Mortgage-Backed Securities	18.0
U.S. Government Agency Obligations	12.2
Collateralized Loan Obligations	9.7
Automobiles	8.6
Affiliated Mutual Funds	4.5
Banks	3.6
Credit Cards	1.8
Student Loans	1.5
Pipelines	1.2
Pharmaceuticals	0.8
Sovereign Bonds	0.7
Oil & Gas	0.6
Electric	0.6
Residential Mortgage-Backed Securities	0.5
Trucking & Leasing	0.3
Auto Manufacturers	0.3
Oil & Gas Services	0.3

Diversified Financial Services	0.3%
Biotechnology	0.3
Multi-National	0.2
Miscellaneous Manufacturing	0.2
Chemicals	0.2
Healthcare-Services	0.2
Equipment	0.2
Airlines	0.2
Computers	0.1
Real Estate Investment Trusts (REITs)	0.1
Foods	0.1
Insurance	0.1
Media	0.1
Options Purchased	0.1
Commercial Services	0.0 *

101.6
Liabilities in excess of other assets	(1.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$506,138	*	Due from/to broker — variation margin futures	$1,013,950	*
Interest rate contracts	Due from/to broker — variation margin swaps	47,132	*	Due from/to broker — variation margin swaps	398,541	*
Interest rate contracts	Unaffiliated investments	33,530		—	—

Total		$586,800			$1,412,491

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(28,247)	$2,196	$792,622	$(313,093)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$31,941	$(606,847)	$(417,771)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$5,091	$7,200	$14,386,719	$47,635,414	$96,000	$112,856,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$26,475	$—	$26,475	$—	$26,475
Barclays Bank PLC	7,055	—	7,055	—	7,055

	$33,530	$—	$33,530	$—	$33,530

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $91,750,792)	$91,654,706
Affiliated investments (cost $4,256,284)	4,256,284
Cash	68,937
Dividends and interest receivable	367,108
Deposit with broker for centrally cleared/ exchange-traded derivatives	280,000
Due from broker-variation margin swaps	140,486
Prepaid expenses	1,047

Total Assets	96,768,568

LIABILITIES:
Payable for Portfolio shares repurchased	1,716,274
Payable for investments purchased	478,197
Accrued expenses and other liabilities	59,653
Due to broker-variation margin futures	51,364
Management fees payable	17,031
Distribution fee payable	4,011
Affiliated transfer agent fee payable	369

Total Liabilities	2,326,899

NET ASSETS	$94,441,669

Net assets were comprised of:
Partners Equity	$94,441,669

Net asset value and redemption price per share, $94,441,669 / 8,736,795 outstanding shares of beneficial interest	$10.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$2,190,029
Affiliated dividend income	71,049
Income from securities lending, net (including affiliated income of $954)	954

2,262,032

EXPENSES
Management fees	407,770
Distribution fee	214,818
Custodian and accounting fees	62,342
Audit fee	52,310
Trustees’ fees	10,720
Legal fees and expenses	9,933
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,988
Shareholders’ reports	6,747
Miscellaneous	14,378

Total expenses	786,006

NET INVESTMENT INCOME (LOSS)	1,476,026

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5))	(872,675)
Futures transactions	792,622
Swap agreement transactions	(313,093)
Options written transactions	2,196

(390,950)

Net change in unrealized appreciation (depreciation) on:
Investments	132,430
Futures	(606,847)
Swap agreements	(417,771)

(892,188)

NET GAIN (LOSS) ON INVESTMENTS	(1,283,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,888

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,476,026	$321,198
Net realized gain (loss) on investment transactions	(390,950)	(106,316)
Net change in unrealized appreciation (depreciation) on investments.	(892,188)	(220,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,888	(5,185)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [7,324,677 and 7,134,191 shares, respectively]	77,165,835	77,798,215
Portfolio share repurchased [5,829,102 and 637,989 shares, respectively]	(61,712,810)	(6,972,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	15,453,025	70,826,101

CAPITAL CONTRIBUTIONS	463	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,646,376	70,820,916
NET ASSETS:
Beginning of year	78,795,293	7,974,377

End of year	$94,441,669	$78,795,293

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.6% ASSET-BACKED SECURITIES — 16.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 6.1%
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C	3.590%		06/18/24	300	$302,563
ARI Fleet Lease Trust, Series 2017-A, Class A2, 144A	1.910%		04/15/26	60	59,454
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	300	299,121
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	200	200,393
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	400	408,008
Chesapeake Funding II LLC, Series 2018-3A, Class A1, 144A^	3.390%		01/15/31	400	399,924
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	400	399,581
Drive Auto Receivables Trust, Series 2018-4, Class B	3.360%		10/17/22	300	299,407
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	100	99,686
Enterprise Fleet Financing LLC, Series 2018-2, Class A2, 144A	3.140%		02/20/24	100	99,924
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	200	197,954
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	500	495,798
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 144A	3.470%		01/15/30	200	201,825
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	400	400,242
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A	3.170%		03/15/25	500	503,524
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C	3.620%		06/17/24	100	101,676
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3	3.160%		01/17/23	600	602,851
Hyundai Auto Receivables Trust, Series 2018-B, Class A3	3.200%		12/15/22	500	502,827
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1 Month LIBOR + 0.430%	2.885%	(c)	04/18/22	400	399,884
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	76	75,905
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	800	795,065
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	300	300,581
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	162	161,949
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	78	78,155

					7,486,170

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 8.8%
Allegro CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.100%, 144A	3.342%	(c)	07/15/31	750	$738,712
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	250	247,356
Atrium (Cayman Islands), Series 2018-2A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	10/23/24	500	500,217
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A	3.437%	(c)	04/23/31	250	246,077
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A	3.419%	(c)	04/17/31	250	245,900
Carlyle US CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.020%, 144A	3.489%	(c)	04/20/31	500	491,633
Cent CLO Ltd. (Cayman Islands), Series C17A, Class A1AR, 3 Month LIBOR + 1.030%, 144A	3.550%	(c)	04/30/31	250	246,517
CIFC Funding Ltd. (Cayman Islands), Series 2013-3RA, Class A1, 3 Month LIBOR + 0.980%, 144A	3.467%	(c)	04/24/31	250	246,298
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class AR, 3 Month LIBOR + 0.870%, 144A	3.320%	(c)	04/19/29	250	246,669
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.538%	(c)	04/26/31	250	245,762
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1RR, 3 Month LIBOR + 1.030%, 144A	3.520%	(c)	04/25/31	250	245,793
KVK CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.930%, 144A	3.575%	(c)	05/20/29	250	247,266
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	1,000	991,069
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
Ocean Trails CLO (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	750	746,522
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.080%, 144A	3.588%	(c)	04/26/31	750	739,430
OZLM Ltd. (Cayman Islands), Series 2014-9A, Class A1AR, 3 Month LIBOR + 1.280%, 144A	3.749%	(c)	10/20/31	750	744,655
OZLM Ltd. (Cayman Islands), Series 2018-20A, Class A1, 3 Month LIBOR + 1.050%, 144A	3.519%	(c)	04/20/31	250	244,779
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1A, 3 Month LIBOR + 1.100%, 144A	3.362%	(c)	07/16/31	250	246,278

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Sound Point CLO Ltd. (Cayman Islands), Series 2014-3RA, Class A1, 3 Month LIBOR + 1.250%, 144A	3.532%	(c)	10/23/31	750	$742,960
Telos CLO Ltd. (Cayman Islands), Series 2013-4A, Class AR, 3 Month LIBOR + 1.240%, 144A	3.689%	(c)	01/17/30	250	248,721
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.269%	(c)	07/20/27	250	247,543
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class ARR, 3 Month LIBOR + 1.260%, 144A	4.047%	(c)	01/15/32	250	248,303
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A	3.460%	(c)	04/25/31	250	245,499
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	250	245,977
Zais CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.950%, 144A	3.386%	(c)	04/15/29	500	493,644

					10,878,631

Credit Cards — 1.2%
American Express Credit Account Master Trust, Series 2018-4, Class A	2.990%		12/15/23	700	701,837
Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3	3.290%		05/23/25	400	405,657
Citibank Credit Card Issuance Trust, Series 2018-A6, Class A6	3.210%		12/07/24	300	303,069

					1,410,563

Student Loans — 0.8%
Laurel Road Prime Student Loan Trust, Series 2018-B, Class A1FX, 144A	2.680%		05/26/43	216	215,721
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	133	132,169
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 144A	3.010%		06/16/42	88	87,660
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 144A	3.590%		01/25/48	400	402,270
SoFi Professional Loan Program Trust, Series 2018-D, Class A1FX, 144A	3.120%		02/25/48	189	188,858

					1,026,678

TOTAL ASSET-BACKED SECURITIES (cost $20,879,754)					20,802,042

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.1%
Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A3	2.903%		07/15/49	1,000	960,993
BANK, Series 2017-BNK4, Class A1	2.002%		05/15/50	394	387,882
BANK, Series 2017-BNK7, Class A1	1.984%		09/15/60	76	74,474
BANK, Series 2018-BN14, Class A1	3.277%		09/15/60	154	154,562
CD Mortgage Trust, Series 2017-CD3, Class A1	1.965%		02/10/50	125	123,010
CD Mortgage Trust, Series 2017-CD5, Class A1	2.028%		08/15/50	178	175,120
CD Mortgage Trust, Series 2017-CD6, Class A1	2.168%		11/13/50	577	569,012

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1	1.965%		06/15/50	112	$109,773
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A1	1.643%		09/10/58	340	335,637
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1	1.648%		09/15/48	98	96,900
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A1	1.506%		05/10/49	215	211,480
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%		08/10/49	115	112,930
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	1,337	1,294,452
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	241	240,897
Commercial Mortgage Trust, Series 2013-CR10, Class A2	2.972%		08/10/46	188	188,287
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	110	110,820
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	110	113,280
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	500	512,136
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	53	52,627
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	76	75,726
Commercial Mortgage Trust, Series 2015-LC19, Class A1	1.399%		02/10/48	36	35,413
Commercial Mortgage Trust, Series 2015-PC1, Class A1	1.667%		07/10/50	95	94,784
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%		07/10/50	850	854,731
Commercial Mortgage Trust, Series 2016-DC2, Class A1	1.820%		02/10/49	68	66,854
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	37	36,556
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1	1.717%		08/15/48	140	138,080
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	230	227,281
DBJPM Mortgage Trust, Series 2016-C3, Class A1	1.502%		08/10/49	166	161,951
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	354	346,121
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	389	384,470
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	198	199,689
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	5	4,611
GS Mortgage Securities Trust, Series 2014-GC20, Class A4	3.721%		04/10/47	18	18,491
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	50	50,168
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	48	48,152
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	150	146,508
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	25	24,693

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%	04/15/47	90	$90,766
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%	08/15/47	150	150,381
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%	09/15/47	4	4,116
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1	2.086%	03/15/50	170	166,574
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A1	1.422%	06/15/49	309	303,920
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1	2.081%	10/15/50	80	78,460
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%	12/15/47	10	10,389
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%	04/15/46	324	316,103
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A1	1.891%	12/15/49	16	15,799
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%	08/15/46	62	61,400
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%	05/15/46	1,174	1,151,805
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2	3.119%	08/15/47	49	48,859
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A3	3.646%	10/15/47	740	746,886
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class A3	3.077%	03/15/48	425	415,433
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%	05/15/48	155	154,641
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A1	1.980%	12/15/47	142	141,257
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1	1.389%	09/15/49	288	281,166
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A1	1.424%	11/15/49	1,081	1,056,642
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%	11/15/50	765	752,706
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%	02/15/51	360	371,537
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%	09/15/58	149	147,584
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A1	1.504%	09/15/57	56	55,963
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A1	1.889%	12/15/48	441	437,089
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A1	1.321%	08/15/49	234	228,415
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1	1.577%	01/15/59	681	672,175
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A1	1.423%	06/15/49	99	96,787
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A1	1.392%	07/15/48	533	523,577
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%	12/15/49	1,276	1,257,597
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%	07/15/50	118	115,420

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	70	$68,668
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	8	7,702

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,622,530)					18,668,368

CORPORATE BONDS — 10.7%
Aerospace & Defense — 0.1%
General Dynamics Corp., Gtd. Notes	3.375%		05/15/23	190	191,315

Banks — 3.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	150	149,815
Bank of America Corp., Sr. Unsec’d. Notes	3.366%	(ff)	01/23/26	170	162,536
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	(ff)	07/21/28	300	284,496
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	40	40,545
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	65	63,320
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26	190	175,406
Citigroup, Inc., Sr. Unsec’d. Notes	3.520%	(ff)	10/27/28	200	186,518
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28	170	164,034
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	75	73,398
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		03/28/19	500	498,999
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	80	75,833
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.814%	(ff)	04/23/29	185	172,721
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.223%	(ff)	05/01/29	70	67,367
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	25	26,176
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25	50	47,881
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25	100	95,271
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	30	28,407
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	50	49,667
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.005%	(ff)	04/23/29	170	166,662
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	1.500%		09/09/19	500	496,441
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	125	124,403
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	20	19,965
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.591%	(ff)	07/22/28	300	283,651
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	130	126,335
SunTrust Banks, Inc., Sr. Unsec’d. Notes	4.000%		05/01/25	350	351,125

					3,930,972

Biotechnology — 0.1%
Celgene Corp., Sr. Unsec’d. Notes	3.450%		11/15/27	90	81,899

Chemicals — 0.1%
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105	105,503

Commercial Services — 0.6%
ERAC USA Finance LLC, Gtd. Notes, 144A	3.800%		11/01/25	70	68,639
IHS Markit Ltd., Sr. Unsec’d. Notes	4.125%		08/01/23	250	247,449

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Commercial Services (continued)
SNCF Reseau EPIC (France), Sr. Unsec’d. Notes, EMTN	1.375%	10/11/19	500	$494,646

				810,734

Diversified Financial Services — 1.2%
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	4.400%	11/25/19	500	507,162
CPPIB Capital, Inc. (Canada), Gtd. Notes, MTN, 144A	3.125%	09/25/23	250	253,676
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A	1.250%	09/20/19	500	495,176
Ontario Teachers’ Finance Trust (Canada), Gov’t. Gtd. Notes, 144A	2.125%	09/19/22	250	243,570

				1,499,584

Electric — 0.1%
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	125	108,403

Healthcare-Products — 0.1%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	74	73,082

Healthcare-Services — 0.4%
Cigna Holding Co., Gtd. Notes	3.250%	04/15/25	490	465,673

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	85	81,383
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	25	25,205

				106,588

Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	70	70,672
Discovery Communications LLC, Gtd. Notes	3.950%	03/20/28	250	231,810

				302,482

Multi-National — 2.8%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.000%	05/15/19	500	497,115
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	630	627,722
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	75	73,211
Council of Europe Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.750%	11/14/19	500	495,987
FMS Wertmanagement (Germany), Gov’t. Gtd. Notes, EMTN	1.625%	03/07/19	800	798,547
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.000%	05/13/19	500	496,964
Nordic Investment Bank (Supranational Bank), Sr. Unsec’d. Notes.	1.875%	06/14/19	500	498,107

				3,487,653

Oil & Gas — 0.1%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%	04/15/27	95	86,528

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Noble Energy, Inc., Sr. Unsec’d. Notes	3.850%		01/15/28	85	$76,851

					163,379

Packaging & Containers — 0.1%
WestRock Co., Gtd. Notes, 144A	3.750%		03/15/25	130	127,562

Pharmaceuticals — 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	75	71,939
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%		06/15/24	130	122,077
CVS Health Corp., Sr. Unsec’d. Notes	3.375%		08/12/24	60	58,189
CVS Health Corp., Sr. Unsec’d. Notes	4.100%		03/25/25	400	396,009
Express Scripts Holding Co., Gtd. Notes	3.400%		03/01/27	60	55,659
Express Scripts Holding Co., Gtd. Notes	4.500%		02/25/26	40	40,541
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%		09/23/26	130	117,640

					862,054

Pipelines — 0.3%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.400%		04/01/24	130	122,510
MPLX LP, Sr. Unsec’d. Notes	3.375%		03/15/23	25	24,266
MPLX LP, Sr. Unsec’d. Notes	4.500%		07/15/23	50	50,501
ONEOK Partners LP, Gtd. Notes	4.900%		03/15/25	110	111,447
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%		09/15/25	105	101,384

					410,108

Real Estate Investment Trusts (REITs) — 0.2%
SITE Centers Corp., Sr. Unsec’d. Notes	3.625%		02/01/25	250	238,712

Retail — 0.1%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550%		07/26/27	95	88,699

Software — 0.1%
Oracle Corp., Sr. Unsec’d. Notes	2.950%		11/15/24	75	73,041

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	75	74,645

TOTAL CORPORATE BONDS (cost $13,328,359)					13,202,088

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A	4.349%	(c)	12/25/57	74	74,137
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139%	(c)	08/25/60	194	193,752
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816%	(c)	07/15/58	300	298,412

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $568,592)					566,301

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS — 3.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, MTN	1.500%		10/22/19	500	$495,332
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	1,200	1,190,220
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22	300	293,282
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	300	292,181
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.650%		09/22/21	16	15,984
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.050%		11/30/20	35	34,495
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		05/04/22	200	195,299
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	200	217,943
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.250%		06/17/19	500	496,664
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	165	163,760
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%		08/25/21	300	300,116
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, MTN	1.125%		08/28/19	500	494,957

TOTAL SOVEREIGN BONDS (cost $4,179,287)					4,190,233

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Banks	2.625%		10/01/20	895	896,164
Federal Home Loan Mortgage Corp.	1.375%		08/15/19	100	99,197
Federal Home Loan Mortgage Corp.	2.375%		02/16/21	200	199,306
Federal Home Loan Mortgage Corp.	2.750%		06/19/23	700	704,090
Federal National Mortgage Assoc.	2.000%		10/05/22	600	588,658
Federal National Mortgage Assoc.	2.375%		01/19/23	80	79,401
Federal National Mortgage Assoc.	2.875%		09/12/23	1,000	1,011,774

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,561,064)					3,578,590

U.S. TREASURY OBLIGATIONS — 50.1%
U.S. Treasury Bonds	2.875%		08/15/45	240	233,756
U.S. Treasury Bonds	3.000%		08/15/48	275	273,700
U.S. Treasury Bonds	3.125%		05/15/48	170	173,227
U.S. Treasury Bonds	3.750%		11/15/43	20	22,588
U.S. Treasury Bonds	5.250%		11/15/28	460	560,266
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	3,349	3,293,671
U.S. Treasury Notes	1.875%		04/30/22	127	124,569
U.S. Treasury Notes	1.875%		09/30/22	1,691	1,654,208
U.S. Treasury Notes(k)	2.000%		06/30/24	1,675	1,628,807
U.S. Treasury Notes	2.125%		06/30/22	105	103,753
U.S. Treasury Notes(k)	2.125%		05/15/25	23,695	23,058,197
U.S. Treasury Notes	2.250%		11/15/25	1,070	1,046,385
U.S. Treasury Notes	2.250%		02/15/27	3,535	3,432,540
U.S. Treasury Notes	2.250%		11/15/27	4,455	4,303,426
U.S. Treasury Notes	2.375%		08/15/24	12,645	12,528,923
U.S. Treasury Notes	2.500%		12/31/20	130	129,995
U.S. Treasury Notes	2.625%		12/15/21	550	552,471
U.S. Treasury Notes	2.875%		11/30/25	385	391,903
U.S. Treasury Notes	3.000%		09/30/25	6,410	6,574,507
U.S. Treasury Notes	3.125%		11/15/28	685	710,527
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	500	370,501
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	500	350,701

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Strips Coupon(k)	3.103%	(s)	11/15/34	550	$346,268

TOTAL U.S. TREASURY OBLIGATIONS (cost $60,593,786)					61,864,889

TOTAL LONG-TERM INVESTMENTS (cost $121,733,372)					122,872,511

				Shares

SHORT-TERM INVESTMENTS — 6.1%
AFFILIATED MUTUAL FUNDS — 5.9%
PGIM Core Ultra Short Bond Fund(w)				7,305,556	7,305,556
PGIM Institutional Money Market Fund(w)				9	9

TOTAL AFFILIATED MUTUAL FUNDS (cost $7,305,565)					7,305,565

	Interest Rate		Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.2%
Ford Motor Credit Co. LLC (cost $218,125)	3.201%		04/09/19	220	217,976

OPTIONS PURCHASED~* — 0.0% (cost $1,870)					28,105

TOTAL SHORT-TERM INVESTMENTS (cost $7,525,560)					7,551,646

TOTAL INVESTMENTS — 105.7% (cost $129,258,932)					130,424,157
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.7)%					(7,037,705)

NET ASSETS — 100.0%					$123,386,452

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $399,924 and 0.3% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	200	$1,222
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	100	583
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	182	1,676
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	177	1,631
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	442	3,903
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	878	8,410
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	900	8,848
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	177	1,832

Total Options Purchased (cost $1,870)							$28,105

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	10 Year U.S. Ultra Treasury Notes	Mar. 2019	$390,234	$4,261
29	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	4,659,031	235,166

				239,427

Short Positions:
46	2 Year U.S. Treasury Notes	Mar. 2019	9,766,375	(52,996)
299	5 Year U.S. Treasury Notes	Mar. 2019	34,291,562	(464,808)
88	10 Year U.S. Treasury Notes	Mar. 2019	10,737,375	(186,299)
50	20 Year U.S. Treasury Bonds	Mar. 2019	7,300,000	(315,762)

				(1,019,865)

				$(780,438)

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
240	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(1,523)	$(1,523)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
860	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(311)	$6,651	$6,962
215	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	63	1,460	1,397
210	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	—	1,050	1,050
210	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	31	1,452	1,421
840	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(3,266)	(3,266)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
230	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	$—	$(2,421)	$(2,421)
83,345	06/10/25	2.467%(S)	3 Month LIBOR(2)(Q)	(2,654,110)	(712,506)	1,941,604
17,180	12/31/25	0.000%(T)	3 Month LIBOR(2)(T)	287	(1,173,884)	(1,174,171)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	5,289	3,674
509	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(5,741)	(5,741)
253	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(1,414)	(3,816)	(2,402)
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(25,116)	(22,253)

				$(2,656,702)	$(1,910,848)	$745,854

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$3,548,629

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,086,246	$399,924
Collateralized Loan Obligations	—	10,878,631	—
Credit Cards	—	1,410,563	—
Student Loans	—	1,026,678	—
Commercial Mortgage-Backed Securities	—	18,668,368	—
Corporate Bonds	—	13,202,088	—
Residential Mortgage-Backed Securities	—	566,301	—
Sovereign Bonds	—	4,190,233	—
U.S. Government Agency Obligations	—	3,578,590	—
U.S. Treasury Obligations	—	61,864,889	—
Affiliated Mutual Funds	7,305,565	—	—
Commercial Paper	—	217,976	—
Options Purchased	—	28,105	—
Other Financial Instruments*
Futures Contracts	(780,438)	—	—
Centrally Cleared Inflation Swap Agreements	—	(1,523)	—
Centrally Cleared Interest Rate Swap Agreements	—	745,854	—

Total	$6,525,127	$123,462,999	$399,924

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	50.1%
Commercial Mortgage-Backed Securities	15.1
Collateralized Loan Obligations	8.8
Automobiles	6.1
Affiliated Mutual Funds	5.9
Sovereign Bond	3.4
Banks	3.2
U.S. Government Agency Obligations	2.9
Multi-National	2.8
Diversified Financial Services	1.2
Credit Cards	1.2
Student Loans	0.8
Pharmaceuticals	0.7
Commercial Services	0.6
Residential Mortgage-Backed Securities	0.5
Healthcare-Services	0.4
Pipelines	0.3
Media	0.2
Real Estate Investment Trusts (REITs)	0.2

Commercial Paper	0.2%
Aerospace & Defense	0.1
Oil & Gas	0.1
Packaging & Containers	0.1
Electric	0.1
Insurance	0.1
Chemicals	0.1
Retail	0.1
Biotechnology	0.1
Trucking & Leasing	0.1
Healthcare-Products	0.1
Software	0.1
Options purchased	0.0 *

105.7
Liabilities in excess of other assets	(5.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$239,427	*	Due from/to broker — variation margin futures	$1,019,865	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,956,108	*	Due from/to broker — variation margin swaps	1,211,777	*
Interest rate contracts	Unaffiliated investments	28,105		—	—

Total		$2,223,640			$2,231,642

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(21,062)	$1,708	$(269,270)	$363,552

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$26,235	$(780,124)	$1,529,754

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$4,101	$5,600	$1,774,830	$28,267,851	$48,000	$80,006,400

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$21,161	$—	$21,161	$—	$21,161
Barclays Bank PLC	6,361	—	6,361	—	6,361
Morgan Stanley & Co International PLC	583	—	583	—	583

	$28,105	$—	$28,105	$—	$28,105

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $121,953,367)	$123,118,592
Affiliated investments (cost $7,305,565)	7,305,565
Cash	99,925
Dividends and interest receivable	598,647
Due from broker-variation margin swaps	271,110
Receivable for investments sold	2,206
Prepaid expenses	954

Total Assets	131,396,999

LIABILITIES:
Payable for investments purchased	4,986,737
Payable for Portfolio shares repurchased	2,818,096
Due to broker-variation margin futures	119,432
Accrued expenses and other liabilities	58,192
Management fees payable	22,639
Distribution fee payable	5,082
Affiliated transfer agent fee payable	369

Total Liabilities	8,010,547

NET ASSETS	$123,386,452

Net assets were comprised of:
Partners Equity	$123,386,452

Net asset value and redemption price per share, $123,386,452 / 10,146,834 outstanding shares of beneficial interest	$12.16

STATEMENT OF OPERATIONS

Year Ended Ended December 31, 2018

INCOME
Interest income	$1,885,698
Affiliated dividend income	124,450

2,010,148

EXPENSES
Management fees	332,484
Distribution fee	175,158
Custodian and accounting fees	56,585
Audit fee	52,310
Trustees’ fees	10,460
Legal fees and expenses	10,409
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,003
Miscellaneous	12,319

Total expenses	660,715
Less: Fee waivers and/or expense reimbursement	(9,126)

Net expenses	651,589

NET INVESTMENT INCOME (LOSS)	1,358,559

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(385,854)
Futures transactions	(269,270)
Swap agreement transactions	363,552
Options written transactions	1,708

(289,864)

Net change in unrealized appreciation (depreciation) on:
Investments	1,122,319
Futures	(780,124)
Swap agreements	1,529,754

1,871,949

NET GAIN (LOSS) ON INVESTMENTS	1,582,085

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,940,644

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,358,559	$245,264
Net realized gain (loss) on investment transactions	(289,864)	1,413,745
Net change in unrealized appreciation (depreciation) on investments	1,871,949	(1,119,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,940,644	539,109

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [12,053,217 and 401,333 shares, respectively]	142,637,395	4,866,762
Portfolio share repurchased [2,988,015 and 2,059,772 shares, respectively]	(35,446,548)	(25,115,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	107,190,847	(20,248,823)

CAPITAL CONTRIBUTIONS	166	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	110,131,657	(19,709,714)
NET ASSETS:
Beginning of year	13,254,795	32,964,509

End of year	$123,386,452	$13,254,795

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 101.2% ASSET-BACKED SECURITIES — 26.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 8.7%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	$197,460
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	1,000	997,070
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	300	296,644
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	300	298,173
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	800	801,572
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	900	918,018
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	300	299,620
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	1,100	1,098,848
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	3	3,097
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	198	197,407
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	478	475,051
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	600	598,114
Enterprise Fleet Financing LLC, Series 2018-2, Class A2, 144A	3.140%		02/20/24	500	499,621
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	700	694,118
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	2,200	2,146,065
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 144A	3.470%		01/15/30	500	504,563
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	900	900,545
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C	3.620%		06/17/24	100	101,676
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	05/17/21	400	400,848
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2, 1 Month LIBOR + 0.570%, 144A	3.025%	(c)	01/18/22	1,500	1,504,852
Hertz Vehicle Financing II LP, Series 2016-1A, Class A	2.320%		03/25/20	500	498,843
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3	3.160%		01/17/23	850	854,038
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A	2.160%		10/15/20	787	784,352
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A	2.310%		12/14/21	500	496,916
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A	3.430%		12/16/24	900	901,743

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	549	$547,086

					17,016,340

Collateralized Loan Obligations — 10.4%
Allegro CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.100%	3.342%	(c)	07/15/31	1,000	984,949
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%	3.256%	(c)	01/15/27	500	494,713
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%	3.437%	(c)	04/23/31	1,000	984,310
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A	3.436%	(c)	04/15/29	125	124,987
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.820%	3.269%	(c)	01/17/28	750	742,558
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%	3.419%	(c)	04/17/31	750	737,701
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%	3.579%	(c)	01/22/31	250	247,880
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class AR, 3 Month LIBOR + 0.870%	3.320%	(c)	04/19/29	1,000	986,676
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class A, 3 Month LIBOR + 0.790%, 144A	3.406%	(c)	11/15/26	500	496,240
Greenwood Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class A2, 3 Month LIBOR + 1.010%	3.446%	(c)	04/15/31	500	492,416
Jackson Mill CLO Ltd (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.830%	3.266%	(c)	04/15/27	1,000	994,463
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%	3.245%	(c)	01/18/28	500	493,245
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class A1, 3 Month LIBOR + 1.150%	3.472%	(c)	02/20/31	750	740,409
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%	3.646%	(c)	01/16/31	750	744,408
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%	3.286%	(c)	01/15/28	750	742,571
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.080%	3.588%	(c)	04/26/31	1,500	1,478,859

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1A, 3 Month LIBOR + 1.100%	3.362%	(c)	07/16/31	250	$246,278
Rockford Tower CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.160%	3.589%	(c)	10/20/31	500	491,373
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%	3.609%	(c)	01/20/31	1,000	988,012
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%	3.625%	(c)	10/18/31	500	495,188
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class ARR, 3 Month LIBOR + 1.260%, 144A	4.047%	(c)	01/15/32	500	496,606
Venture CLO Ltd. (Cayman Islands), Series 2016-24A, Class A1D, 3 Month LIBOR + 1.420%	3.889%	(c)	10/20/28	500	498,010
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class AAR2, 3 Month LIBOR + 0.990%, 144A	3.435%	(c)	04/18/31	750	736,995
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	1,000	983,910
Voya CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, 3 Month LIBOR + 1.070%, 144A	3.539%	(c)	01/20/31	500	494,010
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%	3.599%	(c)	01/17/31	500	492,527
Zais CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.950%	3.386%	(c)	04/15/29	2,750	2,715,041

					20,373,982

Credit Cards — 6.1%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	2.955%	(c)	12/15/21	175	175,185
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.905%	(c)	09/16/24	1,500	1,501,646
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	2.845%	(c)	10/15/21	1,000	1,000,647
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	2.865%	(c)	05/15/21	1,100	1,100,905
Chase Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.550%	3.005%	(c)	06/15/23	700	703,448
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	2.755%	(c)	01/15/22	1,600	1,600,776
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%		11/20/23	1,500	1,472,941
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	2.873%	(c)	12/07/23	1,200	1,201,318
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	3.124%	(c)	04/22/26	600	603,086

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	200	$197,243
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	2.945%	(c)	07/15/24	1,000	1,002,079
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	2.715%	(c)	08/16/21	1,300	1,299,753

					11,859,027

Residential Mortgage-Backed Securities — 0.2%
Towd Point Mortgage Trust, Series 2018-6, Class A1A, 144A	3.750%	(cc)	03/25/58	360	360,143

Student Loans — 0.9%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	865	859,096
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 144A	3.010%		06/16/42	352	350,639
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.986%	(c)	03/25/66	8	8,382
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%		02/25/42	486	481,635

					1,699,752

TOTAL ASSET-BACKED SECURITIES (cost $51,579,245)					51,309,244

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.3%
Barclays Commercial Mortgage Securities, Series 2017-C1, Class A1	2.010%		02/15/50	566	557,987
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	1,800	1,720,447
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%		08/10/49	521	509,796
Commercial Mortgage Trust, Series 2013-LC13, Class A3	3.689%		08/10/46	530	532,701
Commercial Mortgage Trust, Series 2014-CR18, Class A3	3.528%		07/15/47	400	399,858
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	206	211,000
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	300	299,420
Commercial Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	215	219,542
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	100	100,577
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	600	595,343
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	600	598,548
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	1,055	1,043,537
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	1,877	1,855,066
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	692	698,912
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,500	1,462,832

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,500	$1,453,675
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	2	1,728
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	220	219,359
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	600	600,602
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	690	675,565
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	60	60,511
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	24	24,393
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1	2.086%		03/15/50	616	604,734
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	757	739,816
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114	%(cc)	07/15/40	15	14,772
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	150	149,961
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	800	797,646
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	315	315,745
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	603,273
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%		11/15/49	2,600	2,459,520
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A1	1.779%		12/15/49	1,009	991,270
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,600	1,574,280
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	1,781	1,752,268
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%		02/15/51	2,300	2,373,708
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%		06/15/48	800	793,930
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	500	497,405
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A3	3.086%		04/15/50	100	99,739
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	1,213	1,195,534
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%		12/15/59	1,600	1,568,256
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%		07/15/50	542	532,419
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	1,100	1,079,073
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A1	2.056%		03/15/50	455	448,216

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	1,400	$1,382,096

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $34,524,648)					33,815,060

CORPORATE BONDS — 12.6%
Agriculture — 0.1%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	275	269,056

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	680	612,531
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25	710	672,811

					1,285,342

Banks — 5.7%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes	2.000%		03/18/19	1,450	1,448,214
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.750%		10/05/20	200	196,685
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	(ff)	07/21/28	495	469,418
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	585	592,972
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	595	588,214
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%		05/01/26	925	870,073
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	250	241,797
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	385	376,778
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		01/29/20	500	495,468
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	2.250%		01/30/19	500	499,745
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	2.250%		01/30/19	500	499,745
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	875	829,422
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25	835	798,905
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		07/08/24	55	53,766
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27	55	51,736
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	390	360,176
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25	580	552,570
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	270	255,664
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	550	541,425
Morgan Stanley, Sr. Unsec’d. Notes	3.625%		01/20/27	815	774,574
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	720	699,699

					11,197,046

Biotechnology — 0.3%
Celgene Corp., Sr. Unsec’d. Notes	3.550%		08/15/22	495	489,563

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.000%		02/09/24	100	98,757
Apple, Inc., Sr. Unsec’d. Notes	3.200%		05/13/25	1,250	1,229,344

					1,328,101

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services — 0.3%
CPPIB Capital, Inc. (Canada), Gtd. Notes, MTN, 144A	3.125%	09/25/23	250	$253,676
Ontario Teachers’ Finance Trust (Canada), Gov’t. Gtd. Notes, 144A	2.750%	04/16/21	250	250,245

				503,921

Electric — 1.2%
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	2.400%	09/01/26	240	220,523
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.850%	08/15/26	60	55,289
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	810	775,457
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%	09/01/26	150	136,370
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	60	51,423
PacifiCorp, First Mortgage	3.350%	07/01/25	160	156,739
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	460	453,060
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	11/15/26	495	469,925

				2,318,786

Healthcare-Products — 0.0%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	47	45,402

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	915	876,066

Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	455	459,371

Multi-National — 1.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	920	916,674
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	560	543,575
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	650	634,503

				2,094,752

Oil & Gas — 0.7%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	511	500,485
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	600	608,698
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	350	351,644

				1,460,827

Pharmaceuticals — 0.9%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	25	24,326
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	700	671,429
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.750%	09/15/25	290	281,002
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	375	363,681
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	425	384,592

				1,725,030

Software — 0.3%
Fiserv, Inc., Sr. Unsec’d. Notes	3.850%	06/01/25	475	470,769

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software (continued)
Oracle Corp., Sr. Unsec’d. Notes	2.950%		05/15/25	100	$95,695

					566,464

TOTAL CORPORATE BONDS (cost $25,500,629)					24,619,727

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%	4.349%	(c)	12/25/57	140	140,861
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139%	(c)	08/25/60	389	387,504
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816%	(c)	07/15/58	700	696,296

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,229,766)					1,224,661

SOVEREIGN BONDS — 2.3%
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	200	197,441
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A	2.125%		10/25/23	200	191,603
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%		09/08/20	200	196,775
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A	1.125%		08/03/19	200	198,310
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	700	694,295
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22	220	215,073
Province of New Brunswick (Canada), Debentures	9.750%		05/15/20	400	435,885
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%		05/18/22	1,500	1,469,267
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	50	49,624
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	4.500%		04/23/28	275	287,031
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	2.125%		05/19/20	500	493,743

TOTAL SOVEREIGN BONDS (cost $4,471,398)					4,429,047

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Federal Home Loan Banks	2.625%		10/01/20	730	730,950
Federal Home Loan Banks	3.000%		10/12/21	3,000	3,038,267
Federal Home Loan Mortgage Corp.	1.375%		08/15/19	500	495,983
Federal Home Loan Mortgage Corp.	2.750%		06/19/23	4,000	4,023,371
Federal National Mortgage Assoc.	1.875%		09/24/26	75	69,784
Federal National Mortgage Assoc.	2.000%		10/05/22	1,200	1,177,315
Federal National Mortgage Assoc.(k)	2.125%		04/24/26	3,675	3,500,449
Federal National Mortgage Assoc.	2.375%		01/19/23	440	436,707
Federal National Mortgage Assoc.	2.875%		09/12/23	4,325	4,375,923
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	365	410,364
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.250%		03/15/20	225	224,236

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $18,528,837)					18,483,349

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS — 32.6%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	3.000%	08/15/48	585	$582,235
U.S. Treasury Bonds	5.250%	11/15/28	850	1,035,273
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	6,042	5,941,623
U.S. Treasury Notes	1.875%	02/28/22	6,955	6,828,669
U.S. Treasury Notes	1.875%	04/30/22	1,825	1,790,068
U.S. Treasury Notes	1.875%	09/30/22	255	249,452
U.S. Treasury Notes	2.000%	11/30/20	2,170	2,149,911
U.S. Treasury Notes(k)	2.125%	09/30/21	21,750	21,543,545
U.S. Treasury Notes	2.125%	06/30/22	8,470	8,369,419
U.S. Treasury Notes(k)	2.125%	05/15/25	12,630	12,290,569
U.S. Treasury Notes	2.875%	11/30/25	1,735	1,766,108
U.S. Treasury Notes	3.125%	11/15/28	1,165	1,208,414

TOTAL U.S. TREASURY OBLIGATIONS (cost $63,699,514)				63,755,286

TOTAL LONG-TERM INVESTMENTS (cost $199,534,037)				197,636,374

			Shares

SHORT-TERM INVESTMENTS — 0.1%

AFFILIATED MUTUAL FUNDS — 0.0%
PGIM Core Ultra Short Bond Fund(w)			693	693
PGIM Institutional Money Market Fund(w)			59	59

TOTAL AFFILIATED MUTUAL FUNDS (cost $752)				752

OPTIONS PURCHASED~* — 0.1% (cost $3,947)				87,032

TOTAL SHORT-TERM INVESTMENTS (cost $4,699)				87,784

TOTAL INVESTMENTS — 101.3% (cost $199,538,736)				197,724,158
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.3)%				(2,497,974)

NET ASSETS — 100.0%				$195,226,184

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	100	$611
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	100	583
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	596	5,489
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	579	5,337
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,448	12,785
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	2,874	27,529
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	2,920	28,706
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	579	5,992

Total Options Purchased (cost $3,947)							$87,032

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
69	10 Year U.S. Treasury Notes	Mar. 2019	$8,419,078	$65,166
60	10 Year U.S. Ultra Treasury Notes	Mar. 2019	7,804,688	59,767
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,606,563	43,016

				167,949

Short Positions:
7	2 Year U.S. Treasury Notes	Mar. 2019	1,486,188	(10,181)
797	5 Year U.S. Treasury Notes	Mar. 2019	91,405,938	(1,407,505)
69	20 Year U.S. Treasury Bonds	Mar. 2019	10,074,000	(439,134)

				(1,856,820)

				$(1,688,871)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
720	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(4,570)	$(4,570)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,105	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(5,007)	$101,351	$106,358
2,150	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,243)	16,287	17,530
7,015	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,973	47,627	45,654

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
11,285	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	$9,154	$78,055	$68,901
6,990	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	1,516	34,953	33,437
6,970	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	1,257	3,637	2,380
1,265	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(2,195)	(937)	1,258
15,000	06/12/20	1.896%(S)	3 Month LIBOR(1)(Q)	211	180,685	180,474
4,205	01/06/21	1.750%(S)	3 Month LIBOR(2)(Q)	167	(62,684)	(62,851)
5,280	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	179	(88,047)	(88,226)
4,200	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(16,332)	(16,332)
4,590	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	169	(74,818)	(74,987)
16,000	12/08/21	1.775%(S)	3 Month LIBOR(1)(Q)	237	379,087	378,850
800	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(3,462)	(3,462)
40,000	12/08/23	1.963%(S)	3 Month LIBOR(1)(Q)	410	1,156,192	1,155,782
3,796	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,641)	60,007	65,648
2,060	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	36,394	31,724
3,465	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	10,022	111,548	101,526
730	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	18,746	18,746
5,045	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	11,612	84,076	72,464
4,605	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	78,620	78,620
1,720	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(18,104)	(18,104)
2,250	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	3,776	(23,914)	(27,690)
27,610	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(19,009)	(651,919)	(632,910)
26,100	06/12/25	2.556%(S)	3 Month LIBOR(2)(Q)	324	(104,297)	(104,621)
12,014	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	532	(365,831)	(366,363)
38,000	06/23/26	1.565%(S)	3 Month LIBOR(2)(Q)	566,083	(2,793,287)	(3,359,370)
87,000	10/20/26	1.583%(S)	3 Month LIBOR(2)(Q)	(803,221)	(6,697,043)	(5,893,822)
91,450	11/14/26	1.981%(S)	3 Month LIBOR(2)(Q)	(1,962,306)	(4,433,937)	(2,471,631)
16,515	12/06/26	2.266%(S)	3 Month LIBOR(2)(Q)	202	(461,632)	(461,834)
1,182	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	16,484	47,720	31,236
785	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	15,805	16,348
265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	7,603	7,603
260	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	(135)	8,883	9,018
10,600	03/13/27	2.531%(S)	3 Month LIBOR(2)(Q)	(41,204)	(33,071)	8,133
20,950	07/07/27	2.310%(S)	3 Month LIBOR(2)(Q)	(310,770)	(458,704)	(147,934)
7,027	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(26,427)	(79,260)	(52,833)
2,779	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(15,535)	(41,911)	(26,376)
1,325	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(9,130)	(82,171)	(73,041)

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	$—	$4,812	$4,812

				$(2,573,388)	$(14,019,273)	$(11,445,885)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$7,586,807

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$17,016,340	$—
Collateralized Loan Obligations	—	20,373,982	—
Credit Cards	—	11,859,027	—
Residential Mortgage-Backed Securities	—	360,143	—
Student Loans	—	1,699,752	—
Commercial Mortgage-Backed Securities	—	33,815,060	—
Corporate Bonds	—	24,619,727	—
Residential Mortgage-Backed Securities	—	1,224,661	—
Sovereign Bonds	—	4,429,047	—
U.S. Government Agency Obligations	—	18,483,349	—
U.S. Treasury Obligations	—	63,755,286	—
Affiliated Mutual Funds	752	—	—
Options Purchased	—	87,032	—
Other Financial Instruments*
Futures Contracts	(1,688,871)	—	—
Centrally Cleared Inflation Swap Agreement	—	(4,570)	—
Centrally Cleared Interest Rate Swap Agreements	—	(11,445,885)	—

Total	$(1,688,119)	$186,272,951	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	32.6%
Commercial Mortgage-Backed Securities	17.3
Collateralized Loan Obligations	10.4
U.S. Government Agency Obligations	9.5
Automobiles	8.7
Credit Cards	6.1
Banks	5.7
Sovereign Bonds	2.3
Electric	1.2
Multi-National	1.1
Pharmaceuticals	0.9
Student Loans	0.9
Residential Mortgage-Backed Securities	0.8

Oil & Gas	0.7%
Computers	0.7
Auto Manufacturers	0.7
Insurance	0.4
Software	0.3
Diversified Financial Services	0.3
Biotechnology	0.3
Media	0.2
Agriculture	0.1
Options Purchased	0.1
Healthcare-Products	0.0 *
Affiliated Mutual Funds	0.0 *

101.3
Liabilities in excess of other assets	(1.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$167,949	*	Due from/to broker — variation margin futures	$1,856,820	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,436,502	*	Due from/to broker — variation margin swaps	13,886,957	*
Interest rate contracts	Unaffiliated investments	87,032		—	—

Total		$2,691,483			$15,743,777

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(73,823)	$5,490	$3,225,695	$(689,275)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$83,085	$(1,828,741)	$(3,059,254)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$13,107	$18,000	$11,103,981	$100,448,729	$368,000	$558,441,400

(1)	Cost

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$69,020	$—	$69,020	$—	$69,020
Barclays Bank PLC	17,429	—	17,429	—	17,429
Morgan Stanley & Co International PLC	583	—	583	—	583

	$87,032	$—	$87,032	$—	$87,032

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2026 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $199,537,984)	$197,723,406
Affiliated investments (cost $752)	752
Dividends and interest receivable	895,205
Due from broker-variation margin swaps	623,520
Prepaid expenses and other assets	1,976

Total Assets	199,244,859

LIABILITIES:
Payable for Portfolio shares repurchased	3,329,200
Loan payable	394,000
Due to broker-variation margin futures	171,098
Accrued expenses and other liabilities	67,438
Management fees payable	36,860
Payable to custodian	11,516
Distribution fee payable	8,194
Affiliated transfer agent fee payable	369

Total Liabilities	4,018,675

NET ASSETS	$195,226,184

Net assets were comprised of:
Partners Equity	$195,226,184

Net asset value and redemption price per share, $195,226,184 / 18,638,655 outstanding shares of beneficial interest	$10.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$5,848,144
Affiliated dividend income	99,441
Income from securities lending, net (including affiliated income of $7,925)	8,162

5,955,747

EXPENSES
Management fees	1,045,125
Distribution fee	550,585
Custodian and accounting fees	68,285
Audit fee	52,310
Trustees’ fees	12,040
Legal fees and expenses	10,916
Shareholders’ reports	7,074
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,986
Miscellaneous	24,170

Total expenses	1,777,491

NET INVESTMENT INCOME (LOSS)	4,178,256

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,260))	(2,722,184)
Futures transactions	3,225,695
Swap agreement transactions	(689,275)
Options written transactions	5,490

(180,274)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $122)	(722,608)
Futures	(1,828,741)
Swap agreements	(3,059,254)

(5,610,603)

NET GAIN (LOSS) ON INVESTMENTS	(5,790,877)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,612,621)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,178,256	$3,363,080
Net realized gain (loss) on investment transactions	(180,274)	(830,220)
Net change in unrealized appreciation (depreciation) on investments	(5,610,603)	6,742,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,612,621)	9,275,201

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [12,803,604 and 12,869,043 shares, respectively]	129,546,445	133,143,715
Portfolio share repurchased [14,490,767 and 25,505,952 shares, respectively]	(147,702,031)	(267,975,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(18,155,586)	(134,831,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,768,207)	(125,556,621)
NET ASSETS:
Beginning of year	214,994,391	340,551,012

End of year	$195,226,184	$214,994,391

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2027

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.2% ASSET-BACKED SECURITIES — 28.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 10.3%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	2.855%	(c)	02/15/21	1,300	$1,299,933
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	100	98,730
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	1,200	1,196,484
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	1,100	1,089,536
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	700	692,169
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	200	197,561
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	900	901,769
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	1,000	1,020,020
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	400	399,493
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	1,000	998,952
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	584	580,618
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	352	349,583
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	700	697,800
Enterprise Fleet Financing LLC, Series 2018-2, Class A2, 144A	3.140%		02/20/24	600	599,545
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A	2.310%		08/15/27	1,900	1,874,103
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	1,200	1,170,581
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	1,400	1,379,859
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	1,300	1,266,875
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A	3.170%		03/15/25	2,700	2,719,031
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C	3.620%		06/17/24	100	101,676
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	05/17/21	100	100,212
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2, 1 Month LIBOR + 0.570%, 144A	3.025%	(c)	01/18/22	1,700	1,705,499
Huntington Auto Trust, Series 2016-1, Class A3	1.590%		11/16/20	701	698,306
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	914	910,861
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	600	596,299
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	1,000	1,001,937

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	627	$625,242

					24,272,674

Collateralized Loan Obligations — 10.4%
Allegro CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.100%, 144A	3.342%	(c)	07/15/31	1,500	1,477,423
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	750	742,069
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A	3.436%	(c)	04/15/29	250	249,974
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.820%, 144A	3.269%	(c)	01/17/28	750	742,558
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	3.899%	(c)	10/20/29	250	249,647
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	500	495,760
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/16/26	250	249,286
Greenwood Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class A2, 3 Month LIBOR + 1.010%, 144A	3.446%	(c)	04/15/31	500	492,416
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.830%, 144A	3.266%	(c)	04/15/27	500	497,231
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.245%	(c)	01/18/28	500	493,245
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.472%	(c)	02/20/31	1,000	987,212
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.646%	(c)	01/16/31	750	744,408
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	750	742,571
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.080%, 144A	3.588%	(c)	04/26/31	2,000	1,971,812
Rockford Tower CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.160%, 144A	3.589%	(c)	10/20/31	500	491,373
Romark CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.499%	(c)	04/20/31	750	737,540
Sound Point CLO Ltd. (Cayman Islands), Series 2014-3RA, Class A1, 3 Month LIBOR + 1.250%, 144A	3.532%	(c)	10/23/31	2,500	2,476,534

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.269%	(c)	07/20/27	1,500	$1,485,258
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	01/20/31	1,000	988,012
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A	3.625%	(c)	10/18/31	500	495,188
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class ARR, 3 Month LIBOR + 1.260%, 144A	4.047%	(c)	01/15/32	750	744,910
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class AAR2, 3 Month LIBOR + 0.990%, 144A	3.435%	(c)	04/18/31	1,000	982,660
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	1,000	983,910
Voya CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, 3 Month LIBOR + 1.070%, 144A	3.539%	(c)	01/20/31	500	494,010
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.599%	(c)	01/17/31	500	492,527
Zais CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.950%, 144A	3.386%	(c)	04/15/29	4,000	3,949,151

					24,456,685

Credit Cards — 6.2%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	2.955%	(c)	12/15/21	200	200,211
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.905%	(c)	09/16/24	3,400	3,403,730
BA Credit Card Trust, Series 2014-A1, Class A, 1 Month LIBOR + 0.380%	2.835%	(c)	06/15/21	210	210,016
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	2.845%	(c)	10/15/21	200	200,129
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	2.865%	(c)	05/15/21	200	200,165
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	2.755%	(c)	01/15/22	1,900	1,900,922
Chase Issuance Trust, Series 2017-A2, Class A, 1 Month LIBOR + 0.400%	2.855%	(c)	03/15/24	800	799,999
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%		11/20/23	1,800	1,767,529
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	2.873%	(c)	12/07/23	1,400	1,401,537
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	3.124%	(c)	04/22/26	900	904,629
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	2.945%	(c)	07/15/24	1,200	1,202,495

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Discover Card Execution Note Trust, Series 2017-A4, Class A4	2.530%		10/15/26	1,000	$976,757
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	2.715%	(c)	08/16/21	1,500	1,499,715

					14,667,834

Equipment — 0.3%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	800	785,864

Residential Mortgage-Backed Securities — 0.2%
Towd Point Mortgage Trust, Series 2018-6, Class A1A, 144A	3.750%	(cc)	03/25/58	418	418,544

Student Loans — 0.8%
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	999	991,265
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A2, 144A	3.520%		06/16/42	300	302,330
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.986%	(c)	03/25/66	17	16,764
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 144A	2.390%		02/25/42	625	619,245

					1,929,604

TOTAL ASSET-BACKED SECURITIES (cost $66,933,924)					66,531,205

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.8%
Barclays Commercial Mortgage Securities, Series 2017-C1, Class A1	2.010%		02/15/50	566	557,987
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	2,000	1,911,607
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%		08/10/49	604	590,460
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	500	469,343
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	1,751	1,694,864
Commercial Mortgage Trust, Series 2014-CR21, Class A3	3.528%		12/10/47	240	241,023
Commercial Mortgage Trust, Series 2014-LC17, Class A3	3.723%		10/10/47	115	116,763
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	46	45,610
Commercial Mortgage Trust, Series 2014-UBS4, Class A5	3.694%		08/10/47	155	157,176
Commercial Mortgage Trust, Series 2015-PC1, Class A2	3.148%		07/10/50	1,035	1,035,172
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	1,600	1,515,290
Commercial Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49	390	393,897
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	37	36,556

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	1,220	$1,206,299
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A1	1.493%		01/15/49	918	906,447
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	150	148,125
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	1,392	1,360,613
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	2,198	2,172,254
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	791	798,756
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	200	193,823
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	145	145,742
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	17	16,569
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	254	252,989
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	802	785,446
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2	3.019%		08/15/46	214	214,061
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	24	24,393
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	113	111,867
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5	3.822%		07/15/48	1,695	1,726,505
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A2	2.882%		12/15/49	1,400	1,334,633
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	955	951,931
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	909	887,780
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A1	1.324%		08/15/49	284	278,626
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	4	3,843
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	1	1,182
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	370	370,876
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A1	1.980%		12/15/47	918	911,186
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A4	2.840%		11/15/49	1,100	1,048,142
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A1	1.968%		12/15/49	367	360,276
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,900	1,869,458
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	2,090	2,055,778
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	700	698,681
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A3	2.807%		11/15/59	1,100	1,047,043
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	1,440	1,418,961

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%		12/15/59	1,900	$1,862,304
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%		07/15/50	625	614,330
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	1,300	1,275,268
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	1,600	1,579,538

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,243,039)					37,399,473

CORPORATE BONDS — 13.9%
Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	825	743,144
General Motors Financial Co., Inc., Gtd. Notes	3.700%		05/09/23	20	19,029
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25	840	796,002

					1,558,175

Banks — 5.9%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	1,750	1,747,844
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	1.750%		10/05/20	200	196,685
Bank of America Corp., Sr. Unsec’d. Notes	3.419%	(ff)	12/20/28	168	156,937
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	1,445	1,428,520
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%		05/01/26	880	827,745
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	25	24,037
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	750	733,983
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	750	735,965
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		01/29/20	500	495,468
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%		01/30/19	750	749,617
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	500	499,745
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26	1,000	916,996
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	60	56,875
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25	965	923,285
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27	470	442,104
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	160	147,765
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26	600	565,059
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	315	298,275
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%		07/15/25	25	24,773
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	530	521,737
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26	1,120	1,092,416
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	585	568,506
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.650%		02/01/22	900	871,088

					14,025,425

Commercial Services — 0.3%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.700%		11/01/23	800	755,777

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	1,625	$1,598,148

Diversified Financial Services — 0.3%
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	3.150%	07/24/24	250	251,890
CPPIB Capital, Inc. (Canada), Gtd. Notes, MTN, 144A	3.125%	09/25/23	250	253,676
Ontario Teachers’ Finance Trust (Canada), Gov’t. Gtd. Notes, 144A	2.750%	04/16/21	250	250,245

				755,811

Electric — 1.1%
Calpine Corp., Sr. Sec’d. Notes, 144A	6.000%	01/15/22	300	297,750
Dominion Energy, Inc., Series D, Sr. Unsec’d. Notes	2.850%	08/15/26	15	13,822
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	960	919,060
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%	09/01/26	35	31,820
Southern Power Co., Series D, Sr. Unsec’d. Notes	1.950%	12/15/19	535	526,928
Virginia Electric & Power Co., Series B, Sr. Unsec’d. Notes.	2.950%	11/15/26	615	583,846
Vistra Energy Corp., Gtd. Notes	7.375%	11/01/22	325	335,561

				2,708,787

Healthcare-Services — 0.1%
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	25	24,522
Centene Corp., Sr. Unsec’d. Notes	5.625%	02/15/21	300	300,750

				325,272

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	1,050	1,005,321

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	115	114,351

Mining — 0.2%
Teck Resources Ltd. (Canada), Gtd. Notes, 144A .	8.500%	06/01/24	350	374,938

Multi-National — 1.0%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	960	956,529
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	805	781,389
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	650	634,504

				2,372,422

Oil & Gas — 0.9%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850%	03/15/21	494	505,797
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	590	577,859
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	700	710,148
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	400	401,878

				2,195,682

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Packaging & Containers — 0.3%
WestRock RKT Co., Gtd. Notes	4.000%		03/01/23	635	$634,703

Pharmaceuticals — 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	825	791,327
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%		09/23/21	1,000	966,984

					1,758,311

Pipelines — 0.1%
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%		10/01/26	315	294,420

Real Estate Investment Trusts (REITs) — 0.5%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	3.500%		11/15/24	500	497,006
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%		02/01/21	600	601,500

					1,098,506

Telecommunications — 0.4%
CommScope, Inc., Gtd. Notes, 144A	5.000%		06/15/21	500	495,000
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%		09/08/21	335	344,822

					839,822

Transportation — 0.2%
CSX Corp., Sr. Unsec’d. Notes	2.600%		11/01/26	510	463,997

TOTAL CORPORATE BONDS (cost $34,145,505)					32,879,868

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A	4.349	%(c)	12/25/57	162	163,102
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139	%(c)	08/25/60	389	387,504
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816	%(c)	07/15/58	800	795,766

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,352,020)					1,346,372

SOVEREIGN BONDS — 2.6%
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	200	197,441
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%		09/08/20	400	393,549
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		10/25/23	200	191,603
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	198,310
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	1,000	991,850
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22	260	254,178
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		06/22/26	300	280,523

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Province of New Brunswick (Canada), Debentures	9.750%	05/15/20	400	$435,885
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%	05/18/22	1,500	1,469,267
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%	09/10/21	105	104,211
Province of Quebec (Canada), Sr. Unsec’d. Notes(a)	2.750%	04/12/27	780	758,476
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	4.500%	04/23/28	325	339,219
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	2.125%	05/19/20	500	493,743

TOTAL SOVEREIGN BONDS (cost $6,168,858)				6,108,255

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.2%
Federal Home Loan Bank	2.625%	10/01/20	915	916,190
Federal Home Loan Bank	3.000%	10/12/21	7,000	7,089,292
Federal Home Loan Mortgage Corp	1.375%	08/15/19	800	793,573
Federal Home Loan Mortgage Corp	2.375%	02/16/21	8,050	8,022,050
Federal Home Loan Mortgage Corp., MTN	2.750%	06/19/23	800	804,674
Federal National Mortgage Assoc	2.000%	10/05/22	750	735,822
Federal National Mortgage Assoc	2.125%	04/24/26	4,345	4,138,626
Federal National Mortgage Assoc	2.375%	01/19/23	1,055	1,047,104
Federal National Mortgage Assoc	2.500%	04/13/21	1,000	999,184
Federal National Mortgage Assoc	2.875%	09/12/23	6,295	6,369,117
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.250%	03/15/20	260	259,117

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $31,171,217)				31,174,749

U.S. TREASURY OBLIGATIONS — 21.9%
U.S. Treasury Bonds	3.000%	08/15/48	695	691,715
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	7,289	7,167,990
U.S. Treasury Notes(k)	2.125%	09/30/21	17,335	17,170,453
U.S. Treasury Notes(k)	2.125%	06/30/22	11,790	11,649,994
U.S. Treasury Notes(k)	2.375%	08/15/24	11,890	11,780,853
U.S. Treasury Notes	2.500%	12/31/20	850	849,967
U.S. Treasury Notes	2.875%	11/30/25	90	91,614
U.S. Treasury Notes	3.125%	11/15/28	625	648,291
U.S. Treasury Notes	2.000%	11/30/20	1,635	1,619,863

TOTAL U.S. TREASURY OBLIGATIONS (cost $51,272,482)				51,670,740

TOTAL LONG-TERM INVESTMENTS (cost $229,287,045)				227,110,662

			Shares

SHORT-TERM INVESTMENTS — 5.7%
AFFILIATED MUTUAL FUNDS — 5.6%
PGIM Core Short-Term Bond Fund(w)			1,362,400	12,547,705
PGIM Core Ultra Short Bond Fund(w)			1,386	1,386
PGIM Institutional Money Market Fund (cost $738,832; includes $737,735 of cash collateral for securities on loan)(b)(w)			738,857	738,783

TOTAL AFFILIATED MUTUAL FUNDS (cost $13,369,067)				13,287,874

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
OPTIONS PURCHASED~* — 0.1% (cost $4,760)	$100,818

TOTAL SHORT-TERM INVESTMENTS (cost $13,373,827)	13,388,692

TOTAL INVESTMENTS — 101.9% (cost $242,660,872)	240,499,354

LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.9)%	(4,530,812)

NET ASSETS — 100.0%	$235,968,542

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $725,024; cash collateral of $737,735 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	200	$1,222
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	100	584
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	688	6,336
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	669	6,166
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,672	14,763
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	3,319	31,792
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	3,360	33,031
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	669	6,924

Total Options Purchased (cost $ 4,760)							$100,818

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
107	10 Year U.S. Treasury Notes	Mar. 2019	$13,055,672	$139,377
65	10 Year U.S. Ultra Treasury Notes	Mar. 2019	8,455,078	65,290

				204,667

Short Positions:
19	2 Year U.S. Treasury Notes	Mar. 2019	4,033,938	(27,197)
538	5 Year U.S. Treasury Notes	Mar. 2019	61,701,875	(944,735)
75	20 Year U.S. Treasury Bonds	Mar. 2019	10,950,000	(463,502)
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,606,562	(1,796)

				(1,437,230)

				$(1,232,563)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
840	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(5,332)	$(5,332)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,900	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(6,038)	$122,967	$129,005
2,365	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,553)	17,915	19,468
5,315	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,527	36,085	34,558
8,085	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	6,382	55,921	49,539
5,720	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	1,065	28,602	27,537
8,450	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	1,635	4,409	2,774
3,580	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(6,211)	(2,652)	3,559
2,420	12/31/20	1.678%(S)	3 Month LIBOR(1)(Q)	1,128	46,000	44,872
4,875	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(18,956)	(18,956)
6,190	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	3,274	(100,188)	(103,462)
5,414	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	172	(88,249)	(88,421)
310	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	151	11,361	11,210
55,000	12/08/21	1.775%(S)	3 Month LIBOR(1)(Q)	450	1,303,111	1,302,661
2,000	12/31/22	1.903%(S)	3 Month LIBOR(1)(Q)	1,098	50,796	49,698
20,000	12/08/23	1.963%(S)	3 Month LIBOR(1)(Q)	295	578,096	577,801
9,830	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(12,358)	138,687	151,045
5,100	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(46,732)	76,388	123,120

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
3,800	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	$(6,098)	$60,070	$66,168
2,060	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	36,394	31,724
4,450	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	13,165	143,257	130,092
28,945	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	81,116	491,453	410,337
600	12/31/24	2.072%(S)	3 Month LIBOR(1)(Q)	420	17,497	17,077
2,065	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(21,735)	(21,735)
2,960	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	4,050	(31,460)	(35,510)
32,248	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(22,217)	(761,429)	(739,212)
10,130	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	469	(308,463)	(308,932)
1,447	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	19,731	58,418	38,687
920	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	18,522	19,065
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	11,332	11,332
260	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	(135)	8,883	9,018
915	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	25,674	25,674
15,600	12/06/27	2.308%(S)	3 Month LIBOR(2)(Q)	(336,880)	(470,161)	(133,281)
321,140	12/31/27	2.255%(S)	3 Month LIBOR(2)(Q)	10,780,371	(11,064,658)	(21,845,029)
7,664	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(28,022)	(86,445)	(58,423)
3,158	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(17,653)	(47,626)	(29,973)
1,725	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(11,942)	(106,978)	(95,036)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	4,813	4,813

				$10,424,787	$(9,762,349)	$(20,187,136)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$10,033,241

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$24,272,674	$—
Collateralized Loan Obligations	—	24,456,685	—
Credit Cards	—	14,667,834	—
Equipment	—	785,864	—
Residential Mortgage-Backed Securities	—	418,544	—
Student Loans	—	1,929,604	—
Commercial Mortgage-Backed Securities	—	37,399,473	—
Corporate Bonds	—	32,879,868	—
Residential Mortgage-Backed Securities	—	1,346,372	—
Sovereign Bonds	—	6,108,255	—
U.S. Government Agency Obligations	—	31,174,749	—
U.S. Treasury Obligations	—	51,670,740	—
Affiliated Mutual Funds	13,287,874	—	—
Options Purchased	—	100,818	—
Other Financial Instruments*
Futures Contracts	(1,232,563)	—	—
Centrally Cleared Inflation Swap Agreement	—	(5,332)	—
Centrally Cleared Interest Rate Swap Agreements	—	(20,187,136)	—

Total	$12,055,311	$207,019,012	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	21.9%
Commercial Mortgage-Backed Securities	15.8
U.S. Government Agency Obligations	13.2
Collateralized Loan Obligations	10.4
Automobiles	10.3
Credit Cards	6.2
Banks	5.9
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	5.6
Sovereign Bonds	2.6
Electric	1.1
Multi-National	1.0
Oil & Gas	0.9
Student Loans	0.8
Residential Mortgage-Backed Securities	0.8
Pharmaceuticals	0.7
Computers	0.7
Auto Manufacturers	0.7

Real Estate Investment Trusts (REITs)	0.5%
Insurance	0.4
Telecommunications	0.4
Equipment	0.3
Diversified Financial Services	0.3
Commercial Services	0.3
Packaging & Containers	0.3
Transportation	0.2
Mining	0.2
Healthcare-Services	0.1
Pipelines	0.1
Media	0.1
Options Purchased	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$204,667	*	Due from/to broker — variation margin futures	$1,437,230	*
Interest rate contracts	Due from/to broker — variation margin swaps	3,290,834	*	Due from/to broker — variation margin swaps	23,483,302	*
Interest rate contracts	Unaffiliated investments	100,818		—	—

Total		$3,596,319			$24,920,532

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(86,027)	$6,466	$3,218,623	$(56,537)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$96,058	$(1,313,700)	$(4,732,910)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$15,244	$21,200	$14,713,109	$76,879,485	$432,000	$656,986,800

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$725,024	$(725,024)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$79,586	$—	$79,586	$—	$79,586
Barclays Bank PLC	20,648	—	$20,648	—	20,648
Morgan Stanley & Co International PLC	584	—	584	—	584

	$100,818	$—	$100,818	$—	$100,818

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BOND PORTFOLIO 2027 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $725,024:
Unaffiliated investments (cost $229,291,805)	$227,211,480
Affiliated investments (cost $13,369,067)	13,287,874
Receivable for investments sold	2,624,589
Dividends and interest receivable	1,128,986
Due from broker-variation margin swaps	743,261
Prepaid expenses	2,063

Total Assets	244,998,253

LIABILITIES:
Payable for Portfolio shares repurchased	6,024,492
Payable to custodian	1,622,680
Payable to broker for collateral for securities on loan	737,735
Loan payable	414,000
Due to broker-variation margin futures	104,159
Accrued expenses and other liabilities	72,289
Management fees payable	44,289
Distribution fee payable	9,698
Affiliated transfer agent fee payable	369

Total Liabilities	9,029,711

NET ASSETS	$235,968,542

Net assets were comprised of:
Partners Equity	$235,968,542

Net asset value and redemption price per share, $235,968,542 / 23,139,711 outstanding shares of beneficial interest	$10.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$6,695,635
Affiliated dividend income	255,410
Income from securities lending, net (including affiliated income of $3,111)	3,140

6,954,185

EXPENSES
Management fees	1,223,936
Distribution fee	644,787
Custodian and accounting fees	69,557
Audit fee	52,310
Trustees’ fees	12,040
Legal fees and expenses	10,923
Shareholders’ reports	7,074
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,986
Miscellaneous	33,042

Total expenses	2,060,655

NET INVESTMENT INCOME (LOSS)	4,893,530

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $147)	(3,694,097)
Futures transactions	3,218,623
Swap agreement transactions	(56,537)
Options written transactions	6,466

(525,545)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(81,081))	(552,275)
Futures	(1,313,700)
Swap agreements	(4,732,910)

(6,598,885)

NET GAIN (LOSS) ON INVESTMENTS	(7,124,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,230,900)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,893,530	$4,174,940
Net realized gain (loss) on investment transactions	(525,545)	(4,455,654)
Net change in unrealized appreciation (depreciation) on investments	(6,598,885)	12,167,964

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,230,900)	11,887,250

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [15,976,897 and 17,083,793 shares, respectively]	157,085,382	172,371,634
Portfolio share repurchased [17,757,318 and 31,827,989 shares, respectively]	(176,170,366)	(326,041,693)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(19,084,984)	(153,670,059)

CAPITAL CONTRIBUTIONS	4,721	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,311,163)	(141,782,809)
NET ASSETS:
Beginning of year	257,279,705	399,062,514

End of year	$235,968,542	$257,279,705

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BOND PORTFOLIO 2028

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.7% ASSET-BACKED SECURITIES — 24.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 9.3%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	2.855%	(c)	02/15/21	50	$49,997
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C	3.590%		06/18/24	300	302,563
ARI Fleet Lease Trust, Series 2017-A, Class A2, 144A	1.910%		04/15/26	72	71,344
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 144A	2.970%		02/20/20	100	99,957
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 144A	2.460%		07/20/20	300	299,121
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	98,781
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	300	300,590
CarMax Auto Owner Trust, Series 2018-4, Class B	3.670%		05/15/24	300	306,006
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%		02/15/22	100	99,873
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	400	399,581
Drive Auto Receivables Trust, Series 2018-4, Class B	3.360%		10/17/22	300	299,407
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	3	3,097
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	70	69,917
Enterprise Fleet Financing LLC, Series 2018-1, Class A2, 144A	2.870%		10/20/23	200	199,371
Enterprise Fleet Financing LLC, Series 2018-2, Class A2, 144A	3.140%		02/20/24	200	199,848
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	600	593,862
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	100	98,561
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 144A	3.470%		01/15/30	200	201,825
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	400	400,242
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	2.805%	(c)	09/15/22	100	100,118
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A	3.170%		03/15/25	800	805,639
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C	3.620%		06/17/24	100	101,676
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3	3.160%		01/17/23	400	401,900
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	3.095%	(c)	06/15/21	50	50,042
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1 Month LIBOR + 0.430%	2.885%	(c)	04/18/22	400	399,884
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	500	496,916

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	300	$300,581
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	162	161,949
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	157	156,310

					7,068,958

Collateralized Loan Obligations — 10.4%
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	250	247,356
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A	3.437%	(c)	04/23/31	500	492,155
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A	3.419%	(c)	04/17/31	250	245,900
Carlyle US CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.020%, 144A	3.489%	(c)	04/20/31	500	491,633
Cent CLO Ltd. (Cayman Islands), Series C17A, Class A1AR, 3 Month LIBOR + 1.030%, 144A	3.550%	(c)	04/30/31	500	493,034
CIFC Funding Ltd. (Cayman Islands), Series 2013-3RA, Class A1, 3 Month LIBOR + 0.980%, 144A	3.467%	(c)	04/24/31	500	492,595
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	250	247,880
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class AR, 3 Month LIBOR + 0.870%, 144A	3.320%	(c)	04/19/29	250	246,669
CIFC Funding Ltd. (Cayman Islands), Series 2018-2A, Class A1, 3 Month LIBOR + 1.040%, 144A	3.509%	(c)	04/20/31	500	490,049
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.538%	(c)	04/26/31	250	245,762
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1RR, 3 Month LIBOR + 1.030%, 144A	3.520%	(c)	04/25/31	500	491,586
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	500	495,535
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	250	247,524
Ocean Trails CLO (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	500	497,681
OZLM Ltd. (Cayman Islands), Series 2014-6A, Class A1S, 3 Month LIBOR + 1.080%, 144A	3.529%	(c)	04/17/31	250	246,275
OZLM Ltd. (Cayman Islands), Series 2014-9A, Class A1AR, 3 Month LIBOR + 1.280%, 144A	3.749%	(c)	10/20/31	500	496,436
OZLM Ltd. (Cayman Islands), Series 2018-20A, Class A1, 3 Month LIBOR + 1.050%, 144A	3.519%	(c)	04/20/31	250	244,779

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.269%	(c)	07/20/27	250	$247,543
Venture CLO Ltd. (Cayman Islands), Series 2016-24A, Class A1D, 3 Month LIBOR + 1.420%, 144A	3.889%	(c)	10/20/28	250	249,005
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A	3.460%	(c)	04/25/31	250	245,499
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.345%	(c)	01/18/29	250	245,977
Zais CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.950%, 144A	3.386%	(c)	04/15/29	500	493,644

					7,894,517

Consumer Loans — 0.1%
Marlette Funding Trust, Series 2018-4A, Class A, 144A	3.710%		12/15/28	98	97,827

Credit Cards — 2.4%
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.905%	(c)	09/16/24	100	100,110
American Express Credit Account Master Trust, Series 2018-4, Class A	2.990%		12/15/23	800	802,099
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	2.755%	(c)	01/15/22	100	100,049
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	2.757%	(c)	08/08/24	100	99,691
Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3	3.290%		05/23/25	400	405,657
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7	3.960%		10/13/30	300	314,820

					1,822,426

Student Loans — 2.0%
Commonbond Student Loan Trust, Series 2018-AGS, Class A1, 144A	3.210%		02/25/44	172	170,834
Laurel Road Prime Student Loan Trust, Series 2018-B, Class A1FX, 144A	2.680%		05/26/43	275	274,554
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 144A	2.530%		02/18/42	266	264,337
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A2, 144A	3.520%		06/16/42	100	100,777
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 144A	3.590%		01/25/48	400	402,270
SoFi Professional Loan Program Trust, Series 2018-D, Class A1FX, 144A	3.120%		02/25/48	283	283,286

					1,496,058

TOTAL ASSET-BACKED SECURITIES (cost $18,447,467)					18,379,786

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.2%
BANK, Series 2017-BNK7, Class A4	3.175%		09/15/60	135	129,481

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK, Series 2017-BNK8, Class A3	3.229%		11/15/50	61	$59,273
CD Mortgage Trust, Series 2016-CD1, Class A1	1.443%		08/10/49	286	279,608
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1	1.971%		12/10/54	373	368,508
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	50	48,478
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A4	3.818%		11/10/48	50	50,780
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%		08/10/49	168	164,554
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	133	124,846
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A2	3.109%		09/15/50	100	98,989
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	875	847,432
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	344	344,138
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	50	51,491
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	14	14,034
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	104	104,123
Commercial Mortgage Trust, Series 2015-LC19, Class A1	1.399%		02/10/48	70	69,983
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%		07/10/50	640	643,562
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A1	1.684%		04/15/50	126	125,509
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	47	46,526
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1	1.717%		08/15/48	150	148,086
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	341	337,255
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	419	409,776
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	627	619,957
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	247	249,611
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K063, Class A2	3.430%	(cc)	01/25/27	161	162,973
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	50	50,846
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	71	71,081
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	220	215,692
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A1	1.695%		03/15/49	45	44,698
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A1	1.423%		06/15/49	476	468,544
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5	2.840%		12/15/47	265	260,388
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4 18	2.694%		04/15/46	342	334,038

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A1	1.324%	08/15/49	319	$312,928
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A1	1.891%	12/15/49	21	20,660
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%	08/15/46	123	122,800
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%	05/15/46	886	869,287
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5	3.741%	08/15/47	95	96,355
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A3	3.646%	10/15/47	565	570,257
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class A3	3.077%	03/15/48	650	635,367
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A1	1.685%	07/15/50	271	268,787
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A1	1.980%	12/15/47	268	265,439
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3	3.058%	05/15/49	143	138,579
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%	11/15/50	634	623,208
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%	02/15/51	750	774,035
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4	3.244%	04/10/46	50	50,102
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%	09/15/58	690	682,577
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A1	1.504%	09/15/57	111	110,121
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4	3.718%	12/15/48	70	70,761
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A1	1.775%	03/15/59	456	451,390
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%	12/15/49	451	444,242
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1	1.441%	10/15/49	27	26,521
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%	07/15/50	174	171,268
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%	11/15/50	60	58,859
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%	03/15/50	25	24,680
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%	03/15/47	78	77,787

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,783,472)				13,810,270

CORPORATE BONDS — 11.1%
Auto Manufacturers — 0.0%
General Motors Financial Co., Inc., Gtd. Notes	3.850%	01/05/28	20	17,415
General Motors Financial Co., Inc., Gtd. Notes	4.350%	01/17/27	20	18,409

				35,824

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks — 2.8%
Bank of America Corp., Sr. Unsec’d. Notes	3.366%	(ff)	01/23/26	285	$272,486
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.093%	(ff)	10/01/25	50	47,410
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	240	233,795
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.442%	(ff)	02/07/28	50	48,787
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28	485	467,981
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		01/29/20	500	495,468
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27	45	42,329
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	70	66,283
Morgan Stanley, Sr. Unsec’d. Notes	3.625%		01/20/27	50	47,520
Morgan Stanley, Sr. Unsec’d. Notes, GMTN(a)	3.772%	(ff)	01/24/29	405	387,494

					2,109,553

Biotechnology — 0.2%
Celgene Corp., Sr. Unsec’d. Notes	3.450%		11/15/27	185	168,349

Building Materials — 0.1%
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.900%		02/14/26	50	49,035
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	3.500%		12/15/27	45	41,028

					90,063

Commercial Services — 0.0%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.453%	(c)	05/22/19	10	9,997

Computers — 0.0%
Apple, Inc., Sr. Unsec’d. Notes	3.000%		02/09/24	15	14,814

Diversified Financial Services — 2.8%
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	3.200%		01/25/28	60	57,500
CPPIB Capital, Inc. (Canada), Gtd. Notes, MTN, 144A	3.125%		09/25/23	1,250	1,268,380
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A	2.125%		09/19/22	850	828,137

					2,154,017

Electric — 0.2%
Commonwealth Edison Co., First Mortgage	2.950%		08/15/27	35	33,655
Dominion Energy, Inc., Series B, Sr. Unsec’d. Notes	2.750%		01/15/22	50	48,703
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.250%		12/01/24	50	48,727
MidAmerican Energy Co., First Mortgage	3.100%		05/01/27	60	58,397

					189,482

Healthcare-Products — 0.2%
Stryker Corp., Sr. Unsec’d. Notes	3.650%		03/07/28	150	145,965

Insurance — 0.4%
Lincoln National Corp., Sr. Unsec’d. Notes(a)	3.800%		03/01/28	240	232,769
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%		02/15/20	50	51,607

					284,376

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media — 0.1%
Comcast Corp., Gtd. Notes	3.000%	02/01/24	50	$48,747
Discovery Communications LLC, Gtd. Notes	2.200%	09/20/19	15	14,843

				63,590

Multi-National — 0.6%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	4.375%	06/15/22	50	51,748
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	400	390,464

				442,212

Oil & Gas — 0.6%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	20	19,588
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%	04/15/27	205	186,719
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%	07/15/21	50	50,049
Noble Energy, Inc., Sr. Unsec’d. Notes	3.850%	01/15/28	180	162,742

				419,098

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20	50	49,567

Packaging & Containers — 0.3%
WestRock Co., Gtd. Notes, 144A	3.750%	03/15/25	220	215,874

Pharmaceuticals — 1.3%
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.450%	12/15/27	30	27,945
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%	06/15/24	265	248,850
Express Scripts Holding Co., Gtd. Notes	4.500%	02/25/26	220	222,977
McKesson Corp., Sr. Unsec’d. Notes(a)	3.950%	02/16/28	240	230,202
Mylan, Inc., Gtd. Notes, 144A	4.550%	04/15/28	195	181,745
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	65	58,820

				970,539

Pipelines — 1.1%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.400%	04/01/24	275	259,155
MPLX LP, Sr. Unsec’d. Notes	4.000%	03/15/28	10	9,373
MPLX LP, Sr. Unsec’d. Notes	4.125%	03/01/27	15	14,282
MPLX LP, Sr. Unsec’d. Notes	4.800%	02/15/29	65	64,840
ONEOK, Inc., Gtd. Notes	4.000%	07/13/27	235	224,150
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.000%	03/15/28	195	190,679
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.350%	08/15/22	50	48,931

				811,410

Retail — 0.2%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550%	07/26/27	190	177,398

Software — 0.1%
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	08/08/26	55	51,279

TOTAL CORPORATE BONDS (cost $8,628,235)				8,403,407

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139%	(c)	08/25/60	194	$193,752
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816%	(c)	07/15/58	300	298,412

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $494,411)					492,164

SOVEREIGN BONDS — 2.2%
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	200	197,441
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	400	396,740
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22	100	97,761
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		05/04/22	200	195,300
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.500%		09/10/21	125	124,061
Province of Ontario (Canada), Sr. Unsec’d. Notes	3.400%		10/17/23	125	127,532
Province of Quebec (Canada), Sr. Unsec’d. Notes(a)	2.750%		04/12/27	300	291,722
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	4.500%		04/23/28	200	208,750

TOTAL SOVEREIGN BONDS (cost $1,631,136)					1,639,307

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.4%
Federal Home Loan Banks	1.250%		01/16/19	250	249,874
Federal Home Loan Banks	2.625%		10/01/20	305	305,397
Federal Home Loan Mortgage Corp.	1.375%		08/15/19	1,000	991,966
Federal National Mortgage Assoc.(k)	1.875%		09/24/26	285	265,179
Federal National Mortgage Assoc.	2.000%		10/05/22	1,700	1,667,863
Federal National Mortgage Assoc.	2.000%		10/25/22	20	19,574
Federal National Mortgage Assoc.	2.375%		01/19/23	165	163,765
Tennessee Valley Authority, Series A, Sr. Unsec’d. Notes	2.875%		02/01/27	150	148,443
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.250%		03/15/20	305	303,964

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,119,294)					4,116,025

U.S. TREASURY OBLIGATIONS — 35.0%
U.S. Treasury Bonds(k)	2.750%		08/15/47	1,755	1,662,108
U.S. Treasury Bonds	3.000%		08/15/48	215	213,984
U.S. Treasury Bonds	3.125%		05/15/48	130	132,468
U.S. Treasury Bonds	5.250%		11/15/28	300	365,391
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	2,275	2,237,494
U.S. Treasury Notes	1.875%		03/31/22	1,570	1,540,562
U.S. Treasury Notes	2.000%		06/30/24	290	282,002
U.S. Treasury Notes	2.125%		06/30/22	300	296,438
U.S. Treasury Notes(k)	2.125%		05/15/25	2,300	2,238,188
U.S. Treasury Notes	2.250%		11/15/27	3,075	2,970,378
U.S. Treasury Notes	2.375%		01/31/23	3,580	3,563,498
U.S. Treasury Notes(k)	2.375%		08/15/24	6,410	6,351,158
U.S. Treasury Notes	2.500%		05/15/24	5	4,991
U.S. Treasury Notes	2.625%		12/15/21	455	457,044
U.S. Treasury Notes	2.875%		11/15/21	465	470,177
U.S. Treasury Notes	2.875%		11/30/25	135	137,421
U.S. Treasury Notes	3.000%		09/30/25	1,840	1,887,222

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	3.125%		11/15/28	125	$129,658
U.S. Treasury Strip Coupon	2.976%	(s)	08/15/28	2,100	1,605,049

TOTAL U.S. TREASURY OBLIGATIONS (cost $26,160,765)					26,545,231

TOTAL LONG-TERM INVESTMENTS (cost $73,264,780)					73,386,190

				Shares

SHORT-TERM INVESTMENTS — 6.7%

AFFILIATED MUTUAL FUNDS — 6.7%
PGIM Core Ultra Short Bond Fund(w)				3,977,545	3,977,545
PGIM Institutional Money Market Fund (cost $1,118,060; includes $1,116,038 of cash collateral for securities on loan)(b)(w)				1,118,078	1,117,966

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,095,605)					5,095,511

OPTIONS PURCHASED~* — 0.0% (cost $1,661)					29,390

TOTAL SHORT-TERM INVESTMENTS (cost $5,097,266)					5,124,901

TOTAL INVESTMENTS — 103.4% (cost $78,362,046)					78,511,091
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.4)%					(2,613,518)

NET ASSETS — 100.0%					$75,897,573

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,096,495; cash collateral of $1,116,038 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	100	$611
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	100	583
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	195	1,796
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	190	1,751
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	476	4,203
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	944	9,042
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	960	9,438
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	190	1,966

Total Options Purchased (cost $1,661)							$29,390

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
37	10 Year U.S. Treasury Notes	Mar. 2019	$4,514,578	$27,009
50	10 Year U.S. Ultra Treasury Bonds	Mar. 2019	6,503,906	84,688

				111,697

Short Positions:
3	2 Year U.S. Treasury Notes	Mar. 2019	636,938	(4,363)
465	5 Year U.S. Treasury Notes	Mar. 2019	53,329,688	(814,302)
24	20 Year U.S. Treasury Bonds	Mar. 2019	3,504,000	(142,020)
11	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,767,219	(25,798)

				(986,483)

				$(874,786)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
1,560	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(9,902)	$(9,902)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
645	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(261)	$4,988	$5,249
2,345	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(3)	5,336	5,339
1,270	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	47	4,358	4,311
5,485	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	1,257	2,862	1,605

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,265	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	$(2,195)	$(936)	$1,259
1,340	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(5,211)	(5,211)
1,485	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(6,426)	(6,426)
575	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(6,052)	(6,052)
1,895	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	2,969	(20,141)	(23,110)
8,441	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(5,882)	(199,306)	(193,424)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	5,289	3,674
4,809	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(9,488)	(72,526)	(63,038)
1,528	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(17,235)	(17,235)
91,665	12/29/28	2.900%(S)	3 Month LIBOR(2)(Q)	(125,172)	1,532,737	1,657,909

				$(137,113)	$1,227,737	$1,364,850

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$4,309,287

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,068,958	$—
Collateralized Loan Obligations	—	7,894,517	—
Consumer Loans	—	97,827	—
Credit Cards	—	1,822,426	—
Student Loans	—	1,496,058	—
Commercial Mortgage-Backed Securities	—	13,810,270	—
Corporate Bonds	—	8,403,407	—
Residential Mortgage-Backed Securities	—	492,164	—
Sovereign Bonds	—	1,639,307	—
U.S. Government Agency Obligations	—	4,116,025	—
U.S. Treasury Obligations	—	26,545,231	—
Affiliated Mutual Funds	5,095,511	—	—
Options Purchased	—	29,390	—
Other Financial Instruments*
Futures Contracts	(874,786)	—	—
Centrally Cleared Inflation Swap Agreements	—	(9,902)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,364,850	—

Total	$4,220,725	$74,770,528	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	35.0%
Commercial Mortgage-Backed Securities	18.2
Collateralized Loan Obligations	10.4
Automobiles	9.3
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	6.7
U.S. Government Agency Obligations	5.4
Diversified Financial Services	2.8
Banks	2.8
Credit Cards	2.4
Sovereign Bonds	2.2
Student Loans	2.0
Pharmaceuticals	1.3
Pipelines	1.1
Residential Mortgage-Backed Securities	0.6
Multi-National	0.6
Oil & Gas	0.6

Insurance	0.4%
Packaging & Containers	0.3
Electric	0.2
Retail	0.2
Biotechnology	0.2
Healthcare-Products	0.2
Consumer Loans	0.1
Building Materials	0.1
Media	0.1
Software	0.1
Oil & Gas Services	0.1
Auto Manufacturers	0.0	*
Options Purchased	0.0	*
Computers	0.0	*
Commercial Services	0.0	*

	103.4
Liabilities in excess of other assets	(3.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$111,697	*	Due from/to broker — variation margin futures	$986,483	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,679,346	*	Due from/to broker — variation margin swaps	324,398	*
Interest rate contracts	Unaffiliated investments	29,390		—	—

Total		$1,820,433			$1,310,881

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(22,123)	$1,952	$839,465	$(226,289)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$27,729	$(881,495)	$1,336,407

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$4,468	$6,400	$9,862,350	$49,061,426	$312,000	$106,997,600

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,096,495	$(1,096,495)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$22,683	$—	$22,683	$—	$22,683
Barclays Bank PLC	6,124	—	6,124	—	6,124
Morgan Stanley & Co International PLC	583	—	583	—	583

	$29,390	$—	$29,390	$—	$29,390

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BOND PORTFOLIO 2028 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $1,096,495:
Unaffiliated investments (cost $73,266,441)	$73,415,580
Affiliated investments (cost $5,095,605)	5,095,511
Cash	49,990
Dividends and interest receivable	389,386
Due from broker-variation margin swaps	313,284
Prepaid expenses and other assets	1,724

Total Assets	79,265,475

LIABILITIES:
Payable for Portfolio shares repurchased	1,707,339
Payable to broker for collateral for securities on loan	1,116,038
Payable for investments purchased	368,186
Due to broker-variation margin futures	96,446
Accrued expenses and other liabilities	62,080
Management fees payable	14,238
Distribution fee payable	3,206
Affiliated transfer agent fee payable	369

Total Liabilities	3,367,902

NET ASSETS	$75,897,573

Net assets were comprised of:
Partners Equity	$75,897,573

Net asset value and redemption price per share, $75,897,573 / 7,582,381 outstanding shares of beneficial interest	$10.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$1,882,711
Affiliated dividend income	74,570
Income from securities lending, net (including affiliated income of $5,878)	6,081

1,963,362

EXPENSES
Management fees	331,260
Distribution fee	174,513
Custodian and accounting fees	58,546
Audit fee	52,310
Trustees’ fees	10,640
Legal fees and expenses	10,503
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,881
Miscellaneous	19,201

Total expenses	668,841
Less: Fee waivers and/or expense reimbursement	(17,927)

Net expenses	650,914

NET INVESTMENT INCOME (LOSS)	1,312,448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $749)	(516,277)
Futures transactions	839,465
Swap agreement transactions	(226,289)
Options written transactions	1,952

98,851

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(94))	120,860
Futures	(881,495)
Swap agreements	1,336,407

575,772

NET GAIN (LOSS) ON INVESTMENTS	674,623

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,987,071

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	January 3, 2017* through December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,312,448	$88,316
Net realized gain (loss) on investment transactions	98,851	(41,461)
Net change in unrealized appreciation (depreciation) on investments	575,772	53,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,987,071	100,290

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [13,760,569 and 1,425,015 shares, respectively]	133,263,445	14,467,785
Portfolio share repurchased [7,440,087 and 163,116 shares, respectively]	(72,246,868)	(1,674,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	61,016,577	12,793,548

CAPITAL CONTRIBUTIONS	87	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,003,735	12,893,838
NET ASSETS:
Beginning of period	12,893,838	—

End of period.	$75,897,573	$12,893,838

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BOND PORTFOLIO 2029

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.8% ASSET-BACKED SECURITIES — 6.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 5.0%
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C	3.590%		06/18/24	50	$50,427
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 144A	3.150%		05/15/23	100	100,197
Drive Auto Receivables Trust, Series 2018-2, Class B	3.220%		04/15/22	50	49,948
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	2	2,065
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	100	98,977
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	2.915%	(c)	11/15/21	50	50,030
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A	3.170%		03/15/25	50	50,352
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3	3.160%		01/17/23	50	50,238
Hyundai Auto Receivables Trust, Series 2018-B, Class A3	3.200%		12/15/22	100	100,566
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1 Month LIBOR + 0.430%	2.885%	(c)	04/18/22	50	49,986
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	100	99,383
Santander Retail Auto Lease Trust, Series 2018-A, Class A2A, 144A	2.710%		10/20/20	41	40,487
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A2	2.590%		11/16/20	39	39,078

					781,734

Credit Cards — 1.3%
American Express Credit Account Master Trust, Series 2018-4, Class A	2.990%		12/15/23	100	100,262
Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3	3.290%		05/23/25	100	101,414

					201,676

TOTAL ASSET-BACKED SECURITIES (cost $980,084)					983,410

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.1%
BANK, Series 2017-BNK7, Class A4	3.175%		09/15/60	20	19,247
BANK, Series 2017-BNK8, Class A3	3.229%		11/15/50	10	9,717
BANK, Series 2018-BN10, Class A4	3.428%		02/15/61	50	48,843
BANK, Series 2018-BN14, Class A1	3.277%		09/15/60	19	19,320
CD Mortgage Trust, Series 2017-CD5, Class A1	2.028%		08/15/50	25	24,435
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A1	1.501%		05/10/58	32	31,055
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1	1.971%		12/10/54	82	80,892
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A1	1.643%		09/10/58	36	35,330
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A1	1.506%		05/10/49	22	21,690

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A1	1.499%		08/10/49	13	$12,906
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	10	9,387
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	109	105,929
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	34	34,414
Commercial Mortgage Trust, Series 2013-CR10, Class A2	2.972%		08/10/46	18	18,405
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	70	69,923
Commercial Mortgage Trust, Series 2015-LC19, Class A1	1.399%		02/10/48	5	5,059
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%		07/10/50	100	100,557
Commercial Mortgage Trust, Series 2016-DC2, Class A1	1.820%		02/10/49	109	106,967
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1	1.717%		08/15/48	14	14,008
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A1	2.010%		11/15/48	27	26,883
DBJPM Mortgage Trust, Series 2016-C3, Class A1	1.502%		08/10/49	32	31,144
DBJPM Mortgage Trust, Series 2017-C6, Class A1	1.907%		06/10/50	33	31,827
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	65	64,239
Fannie Mae-Aces, Series 2017-M13, Class A1	2.746%		09/25/27	49	48,059
Fannie Mae-Aces, Series 2018-M4, Class A1	2.943%	(cc)	03/25/28	25	24,961
GS Mortgage Securities Trust, Series 2015-GC28, Class A1	1.528%		02/10/48	6	6,115
GS Mortgage Securities Trust, Series 2016-GS3, Class A1	1.429%		10/10/49	127	124,185
GS Mortgage Securities Trust, Series 2017-GS7, Class A1	1.950%		08/10/50	62	61,045
GS Mortgage Securities Trust, Series 2017-GS8, Class A3	3.205%		11/10/50	80	77,681
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4	3.494%		01/15/48	75	75,070
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A1	1.695%		03/15/49	11	11,378
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A1	1.423%		06/15/49	39	37,990
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5	2.840%		12/15/47	50	49,130
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	18	17,935
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A1	1.324%		08/15/49	64	62,586
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%		08/15/46	10	9,695
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	177	173,857
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A3	3.646%		10/15/47	65	65,605
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class A3	3.077%		03/15/48	50	48,874

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A1	1.685%		07/15/50	25	$24,435
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A1	1.980%		12/15/47	20	20,180
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A1	1.445%		08/15/49	58	56,667
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A1	1.711%		03/15/49	35	34,356
UBS Commercial Mortgage Trust, Series 2017-C5, Class A1	2.139%		11/15/50	49	48,562
UBS Commercial Mortgage Trust, Series 2017-C7, Class A3	3.418%		12/15/50	160	156,737
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%		02/15/51	60	61,923
UBS Commercial Mortgage Trust, Series 2018-C11, Class A1	3.211%		06/15/51	33	32,968
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	19	18,969
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A1	1.639%		09/15/58	56	55,344
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A1	1.504%		09/15/57	7	7,221
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A1	1.321%		08/15/49	32	31,290
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1	1.577%		01/15/59	63	62,146
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A1	1.775%		03/15/59	55	54,587
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A1	1.392%		07/15/48	53	52,358
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A1	1.944%		12/15/49	109	107,794
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1	1.441%		10/15/49	7	6,630
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1	1.968%		07/15/50	15	14,893
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	5	5,391

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,657,894)					2,668,794

CORPORATE BONDS — 8.6%
Airlines — 0.1%
United Airlines 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.500%		09/01/31	10	9,816

Banks — 3.7%
Bank of America Corp., Sr. Unsec’d. Notes	3.366%	(ff)	01/23/26	45	43,024
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.271%	(ff)	07/23/29	75	74,648
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	30	28,844
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28	40	38,596
Citigroup, Inc., Sr. Unsec’d. Notes	4.075%	(ff)	04/23/29	25	24,324
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.691%	(ff)	06/05/28	20	18,587
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25	20	19,152
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25	20	19,054
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	20	18,938

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.005%	(ff)	04/23/29	25	$24,509
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.452%	(ff)	12/05/29	50	50,857
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	4.000%		01/27/20	100	101,465
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.772%	(ff)	01/24/29	115	110,030

					572,028

Biotechnology — 0.3%
Biogen, Inc., Sr. Unsec’d. Notes	4.050%		09/15/25	25	24,886
Celgene Corp., Sr. Unsec’d. Notes	3.450%		11/15/27	25	22,750

					47,636

Commercial Services — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A	3.800%		11/01/25	35	34,319

Electric — 0.1%
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.950%		06/01/28	25	25,037

Healthcare-Products — 0.2%
Abbott Laboratories, Sr. Unsec’d. Notes	3.875%		09/15/25	25	25,315

Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%		07/23/25	35	34,803

Multi-National — 1.3%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23	100	97,615
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20	100	101,581

					199,196

Oil & Gas — 0.2%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%		04/15/27	15	13,662
Noble Energy, Inc., Sr. Unsec’d. Notes	3.850%		01/15/28	25	22,603

					36,265

Pharmaceuticals — 1.3%
Cigna Corp., Gtd. Notes, 144A	4.375%		10/15/28	75	75,419
CVS Health Corp., Sr. Unsec’d. Notes	4.300%		03/25/28	100	97,761
Express Scripts Holding Co., Gtd. Notes	3.400%		03/01/27	25	23,191
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%		09/23/26	5	4,525

					200,896

Pipelines — 0.9%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.400%		04/01/24	25	23,560
Enterprise Products Operating LLC, Gtd. Notes	4.150%		10/16/28	25	24,874
MPLX LP, Sr. Unsec’d. Notes	4.000%		03/15/28	5	4,686
MPLX LP, Sr. Unsec’d. Notes	4.800%		02/15/29	10	9,975
ONEOK Partners LP, Gtd. Notes	4.900%		03/15/25	40	40,526
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%		09/15/25	35	33,795

					137,416

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	25	$24,882

TOTAL CORPORATE BONDS (cost $1,374,998)					1,347,609

SOVEREIGN BONDS — 1.3%
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22	50	48,880
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		05/04/22	50	48,824
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.400%		02/08/22	50	49,314
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%		04/12/27	50	48,620

TOTAL SOVEREIGN BONDS (cost $197,808)					195,638

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.0%
Federal Home Loan Bank	1.375%		09/28/20	150	146,967
Federal Home Loan Bank	2.125%		02/11/20	180	179,157
Federal Home Loan Bank	2.625%		10/01/20	100	100,130
Federal Home Loan Mortgage Corp	1.375%		08/15/19	100	99,197
Federal Home Loan Mortgage Corp., MTN(k)	1.500%		01/17/20	300	296,635
Federal National Mortgage Assoc.	2.000%		10/05/22	250	245,273
Federal National Mortgage Assoc.	2.125%		04/24/26	100	95,250
Federal National Mortgage Assoc.(k)	2.375%		01/19/23	420	416,857
Residual Funding Corp., Principal Strip	2.190%	(s)	10/15/20	300	286,291

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,872,650)					1,865,757

U.S. TREASURY OBLIGATIONS — 51.5%
U.S. Treasury Bonds(k)	2.875%		08/15/45	265	258,106
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	102	100,112
U.S. Treasury Notes	2.250%		11/15/27	1,570	1,516,583
U.S. Treasury Notes	2.750%		02/15/28	1,375	1,382,090
U.S. Treasury Notes	3.000%		09/30/25	3,265	3,348,793
U.S. Treasury Notes	3.125%		11/15/28	1,015	1,052,825
U.S. Treasury Strip Coupon(k)	3.051%	(s)	05/15/37	625	364,713

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,922,639)					8,023,222

TOTAL LONG-TERM INVESTMENTS (cost $15,006,073)					15,084,430

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

SHORT-TERM INVESTMENT — 11.5%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund(w) (cost $1,795,283)	1,795,283	$1,795,283

TOTAL INVESTMENTS — 108.3% (cost $16,801,356)		16,879,713
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (8.3)%		(1,296,570)

NET ASSETS — 100.0%		$15,583,143

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
23	10 Year U.S. Treasury Notes	Mar. 2019	$2,806,359	$14,717
8	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,285,250	4,988

				19,705

Short Positions:
10	2 Year U.S. Treasury Notes	Mar. 2019	2,123,125	(7,200)
33	5 Year U.S. Treasury Notes	Mar. 2019	3,784,687	(42,528)
1	10 Year U.S. Ultra Treasury Notes	Mar. 2019	130,078	(3,791)
7	20 Year U.S. Treasury Bonds	Mar. 2019	1,022,000	(41,245)

				(94,764)

				$(75,059)

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
1,920	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(12,187)	$(12,187)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
210	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	$—	$1,050	$1,050
170	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(661)	(661)
2,035	01/04/23	2.289%(S)	3 Month LIBOR(1)(Q)	16,700	11,365	(5,335)
1,000	01/04/25	2.360%(S)	3 Month LIBOR(1)(Q)	—	7,647	7,647
120	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	—	(2,833)	(2,833)
11,415	12/28/29	2.490%(S)	3 Month LIBOR(2)(Q)	(332,797)	(274,313)	58,484

				$(316,097)	$(257,745)	$58,352

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$807,198

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$781,734	$—
Credit Cards	—	201,676	—
Commercial Mortgage-Backed Securities	—	2,668,794	—
Corporate Bonds	—	1,347,609	—
Sovereign Bonds	—	195,638	—
U.S. Government Agency Obligations	—	1,865,757	—
U.S. Treasury Obligations	—	8,023,222	—
Affiliated Mutual Fund	1,795,283	—	—
Other Financial Instruments*
Futures Contracts	(75,059)	—	—
Centrally Cleared Inflation Swap Agreements	—	(12,187)	—
Centrally Cleared Interest Rate Swap Agreements	—	58,352	—

Total	$1,720,224	$15,130,595	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	51.5%
Commercial Mortgage-Backed Securities	17.1
U.S. Government Agency Obligations	12.0
Affiliated Mutual Fund	11.5
Automobiles	5.0
Banks	3.7
Credit Cards	1.3
Pharmaceuticals	1.3
Multi-National	1.3
Sovereign Bonds	1.3

Pipelines	0.9%
Biotechnology	0.3
Oil & Gas	0.2
Media	0.2
Commercial Services	0.2
Healthcare-Products	0.2
Electric	0.1
Trucking & Leasing	0.1
Airlines	0.1

108.3
Liabilities in excess of other assets	(8.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$19,705	*	Due from/to broker — variation margin futures	$94,764	*
Interest rate contracts	Due from/to broker — variation margin swaps	67,181	*	Due from/to broker — variation margin swaps	21,016	*

Total		$86,886			$115,780

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(561)	$122	$78,922	$19,806

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(75,059)	$46,165

For the period ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$102	$500	$1,819,024	$4,048,460	$480,000	$14,758,750

(1)	Cost.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BOND PORTFOLIO 2029 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $15,006,073)	$15,084,430
Affiliated investments (cost $1,795,283)	1,795,283
Cash	2,305
Receivable for investments sold	139,395
Dividends and interest receivable	88,108
Due from broker-variation margin swaps	39,678
Prepaid expenses	727
Due from broker-variation margin futures	399
Receivable from Manager	37

Total Assets	17,150,362

LIABILITIES:
Payable for Portfolio shares repurchased	1,211,892
Payable for investments purchased	305,217
Accrued expenses and other liabilities	49,023
Distribution fee payable	718
Affiliated transfer agent fee payable	369

Total Liabilities	1,567,219

NET ASSETS	$15,583,143

Net assets were comprised of:
Partners Equity	$15,583,143

Net asset value and redemption price per share, $15,583,143 / 1,582,917 outstanding shares of beneficial interest	$9.84

STATEMENT OF OPERATIONS

For the Period January 2, 2018* through December 31, 2018

INCOME
Interest income	$191,242
Affiliated dividend income	10,534

201,776

EXPENSES
Management fees	34,825
Distribution fee	18,346
Custodian and accounting fees	46,537
Audit fee	44,600
Legal fees and expenses	9,733
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,404
Miscellaneous	6,535

Total expenses	182,567
Less: Fee waivers and/or expense reimbursement	(114,318)

Net expenses	68,249

NET INVESTMENT INCOME (LOSS)	133,527

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(41,257)
Futures transactions	78,922
Swap agreement transactions	19,806
Options written transactions	122

57,593

Net change in unrealized appreciation (depreciation) on:
Investments	78,357
Futures	(75,059)
Swap agreements	46,165

49,463

NET GAIN (LOSS) ON INVESTMENTS	107,056

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,583

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2018* through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$133,527
Net realized gain (loss) on investment transactions	57,593
Net change in unrealized appreciation (depreciation) on investments	49,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	240,583

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,073,772 shares]	20,039,312
Portfolio share repurchased [490,855 shares]	(4,696,752)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	15,342,560

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,583,143
NET ASSETS:
Beginning of period	—

End of period	$15,583,143

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value
Australia — 5.2%
Charter Hall Office, REIT (Escrow Shares)*^	230,500	$—
Dexus, REIT	590,827	4,408,469
Goodman Group, REIT	706,252	5,281,594
Scentre Group, REIT	745,452	2,044,936
Stockland, REIT	1,430,231	3,541,483
Vicinity Centres, REIT	1,264,933	2,314,305

		17,590,787

Belgium — 0.6%
Shurgard Self Storage SA*	70,876	1,977,075

Canada — 3.2%
Allied Properties Real Estate Investment Trust, REIT	80,954	2,628,099
Canadian Apartment Properties REIT, REIT	126,632	4,109,140
Chartwell Retirement Residences, REIT, UTS	179,195	1,794,313
Summit Industrial Income REIT, REIT	306,591	2,146,945

		10,678,497

France — 3.6%
Carmila SA, REIT	54,838	1,016,489
Covivio, REIT	22,635	2,186,574
Klepierre SA, REIT	86,217	2,667,044
Unibail-Rodamco-Westfield, REIT	40,542	6,297,713

		12,167,820

Germany — 4.6%
ADO Properties SA, 144A	39,582	2,069,960
alstria office REIT-AG, REIT	45,874	642,450
LEG Immobilien AG	31,809	3,333,266
TLG Immobilien AG	40,903	1,137,985
Vonovia SE	180,887	8,231,091

		15,414,752

Hong Kong — 8.0%
CK Asset Holdings Ltd.	317,815	2,302,741
Henderson Land Development Co. Ltd.	600,000	2,986,879
Link REIT, REIT	800,956	8,104,037
Sun Hung Kai Properties Ltd.	625,888	8,922,059
Swire Properties Ltd.	651,028	2,284,894
Wharf Real Estate Investment Co. Ltd.	409,450	2,447,087

		27,047,697

Ireland — 1.7%
Green REIT PLC, REIT	1,387,569	2,149,642
Hibernia REIT PLC, REIT	1,678,781	2,410,592
Irish Residential Properties REIT PLC- REIT	783,829	1,213,754

		5,773,988

Japan — 11.8%
Activia Properties, Inc., REIT	468	1,895,538
Daiwa Office Investment Corp., REIT	309	1,947,216
Invincible Investment Corp., REIT	4,878	2,010,088
Japan Hotel REIT Investment Corp., REIT	2,233	1,597,062
Japan Real Estate Investment Corp., REIT	846	4,755,102
Kenedix Retail REIT Corp., REIT	1,256	2,852,022
LaSalle Logiport REIT, REIT	1,902	1,839,722
Mitsubishi Estate Co. Ltd.	188,199	2,959,573

COMMON STOCKS
(continued)	Shares	Value
Japan (continued)
Mitsui Fudosan Co. Ltd.	352,055	$7,768,396
Nippon Building Fund, Inc., REIT(a)	705	4,439,566
Sumitomo Realty & Development Co. Ltd.	209,005	7,643,520

		39,707,805

Singapore — 1.7%
Keppel REIT, REIT	2,761,283	2,309,034
Suntec Real Estate Investment Trust, REIT	2,485,592	3,244,621

		5,553,655

Spain — 0.9%
Inmobiliaria Colonial Socimi SA, REIT	315,103	2,940,386

Sweden — 1.5%
Atrium Ljungberg AB (Class B Stock)	60,416	1,037,860
Cibus Nordic Real Estate AB	75,436	881,878
Fabege AB	147,114	1,963,808
Hufvudstaden AB (Class A Stock)	73,777	1,141,567

		5,025,113

Switzerland — 0.4%
PSP Swiss Property AG	15,074	1,488,763

United Kingdom — 3.8%
Big Yellow Group PLC, REIT	194,362	2,164,667
British Land Co. PLC (The), REIT	125,761	856,723
Land Securities Group PLC, REIT	99,193	1,018,114
NewRiver REIT PLC, REIT	133,844	361,970
Segro PLC, REIT	488,714	3,672,849
Shaftesbury PLC, REIT	105,299	1,115,025
Tritax Big Box REIT PLC, REIT	1,229,494	2,059,481
Tritax EuroBox PLC, REIT, 144A*	1,155,115	1,363,452
Warehouse REIT PLC, REIT	12,118	14,620

		12,626,901

United States — 52.0%
American Assets Trust, Inc., REIT	104,688	4,205,318
American Campus Communities, Inc., REIT	85,390	3,534,292
Americold Realty Trust, REIT(a)	294,063	7,510,369
Apple Hospitality REIT, Inc., REIT	259,490	3,700,327
AvalonBay Communities, Inc., REIT	73,544	12,800,333
Camden Property Trust, REIT	44,181	3,890,137
Columbia Property Trust, Inc., REIT	179,369	3,470,790
Community Healthcare Trust, Inc., REIT	95,784	2,761,453
Crown Castle International Corp., REIT	27,879	3,028,496
DiamondRock Hospitality Co., REIT	435,661	3,955,802
Digital Realty Trust, Inc., REIT	67,898	7,234,532
Duke Realty Corp., REIT	223,225	5,781,528
Easterly Government Properties, Inc., REIT	135,408	2,123,197
Empire State Realty Trust, Inc. (Class A Stock), REIT	308,376	4,388,190
Equity LifeStyle Properties, Inc., REIT	100,820	9,792,647
Extra Space Storage, Inc., REIT(a)	59,930	5,422,466
Four Corners Property Trust, Inc., REIT	149,637	3,920,489
Host Hotels & Resorts, Inc., REIT	175,544	2,926,318
Hudson Pacific Properties, Inc., REIT	183,530	5,333,382
JBG SMITH Properties, REIT	132,347	4,606,999
Kilroy Realty Corp., REIT	105,404	6,627,804
Kimco Realty Corp., REIT(a)	119,785	1,754,850
Liberty Property Trust, REIT	44,895	1,880,203
Macerich Co. (The), REIT	117,267	5,075,316

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
MedEquities Realty Trust, Inc., REIT	230,428	$1,576,128
Medical Properties Trust, Inc., REIT	204,747	3,292,332
MGM Growth Properties LLC (Class A Stock), REIT(a)	161,682	4,270,022
Prologis, Inc., REIT	150,575	8,841,764
Public Storage, REIT	1,183	239,451
Regency Centers Corp., REIT	70,427	4,132,656
Rexford Industrial Realty, Inc., REIT	134,911	3,975,827
Simon Property Group, Inc., REIT	53,310	8,955,547
STAG Industrial, Inc., REIT	210,190	5,229,527
UDR, Inc., REIT	38,715	1,533,888
VICI Properties, Inc., REIT	152,717	2,868,025
Welltower, Inc., REIT	203,344	14,114,107

		174,754,512

TOTAL LONG-TERM INVESTMENTS (cost $335,548,409)		332,747,751

SHORT-TERM INVESTMENTS — 6.6%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	416,270	$416,270
PGIM Institutional Money Market Fund (cost $21,830,809; includes $21,796,325 of cash collateral for securities on loan)(b)(w)	21,830,960	21,828,777

TOTAL SHORT-TERM INVESTMENTS (cost $22,247,079)		22,245,047

TOTAL INVESTMENTS — 105.6% (cost $357,795,488)		354,992,798
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.6)%		(18,781,079)

NET ASSETS — 100.0%		$336,211,719

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,248,621; cash collateral of $21,796,325 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$17,590,787	$—
Belgium	—	1,977,075	—
Canada	10,678,497	—	—
France	—	12,167,820	—
Germany	—	15,414,752	—
Hong Kong	—	27,047,697	—
Ireland	—	5,773,988	—
Japan	—	39,707,805	—
Singapore	—	5,553,655	—
Spain	—	2,940,386	—
Sweden	—	5,025,113	—
Switzerland	—	1,488,763	—
United Kingdom	—	12,626,901	—
United States	174,754,512	—	—
Affiliated Mutual Funds	22,245,047	—	—

Total	$207,678,056	$147,314,742	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Office REITs	15.1%
Retail REITs	13.8
Industrial REITs	13.8
Residential REITs	11.0
Diversified Real Estate Activities	9.0
Real Estate Operating Companies	8.6
Specialized REITs	7.4

Diversified REITs	7.1%
Affiliated Mutual Funds (6.5% represents investments purchased with collateral from securities on loan)	6.6
Health Care REITs	6.5
Hotel & Resort REITs	5.5
Real Estate Development	0.7
Health Care Facilities	0.5

105.6
Liabilities in excess of other assets	(5.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$21,248,621	$(21,248,621)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $21,248,621:
Unaffiliated investments (cost $335,548,409)	$332,747,751
Affiliated investments (cost $22,247,079)	22,245,047
Foreign currency, at value (cost $727)	729
Receivable for investments sold	2,980,472
Dividends and interest receivable	1,494,303
Tax reclaim receivable	788,916
Receivable for Portfolio shares sold	245,882
Receivable from affiliate	39,537
Prepaid expenses	3,095

Total Assets	360,545,732

LIABILITIES:
Payable to broker for collateral for securities on loan	21,796,325
Payable for investments purchased	1,532,841
Payable to affiliate	724,977
Management fees payable	140,266
Accrued expenses and other liabilities	125,363
Distribution fee payable	13,872
Affiliated transfer agent fee payable	369

Total Liabilities	24,334,013

NET ASSETS	$336,211,719

Net assets were comprised of:
Partners Equity	$336,211,719

Net asset value and redemption price per share, $336,211,719 / 28,153,809 outstanding shares of beneficial interest	$11.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax
$709,799, of which $61,561 is reimbursable by an affiliate)	$12,096,277
Income from securities lending, net (including affiliated income of $63,536)	83,895

Affiliated dividend income	65,666

12,245,838
EXPENSES
Management fees	3,253,417
Distribution fee	979,762
Custodian and accounting fees	131,580
Audit fee	45,800
Trustees’ fees	13,400
Legal fees and expenses	11,324
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,361
Miscellaneous	33,024

Total expenses	4,478,655

NET INVESTMENT INCOME (LOSS)	7,767,183

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,871)	9,123,296
Foreign currency transactions	(36,815)

9,086,481

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,710))	(36,589,079)
Foreign currencies	32,447

(36,556,632)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(27,470,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,702,968)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,767,183	$8,163,220
Net realized gain (loss) on investment and foreign currency transactions	9,086,481	1,582,374
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,556,632)	32,523,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,702,968)	42,269,075

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,089,014 and 1,142,064 shares, respectively]	13,226,141	13,461,411
Portfolio share repurchased [7,248,005 and 3,623,100 shares, respectively]	(87,537,764)	(41,551,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(74,311,623)	(28,089,631)

CAPITAL CONTRIBUTIONS	178,221	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,836,370)	14,179,444
NET ASSETS:
Beginning of year	430,048,089	415,868,645

End of year	$336,211,719	$430,048,089

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.5% ASSET-BACKED SECURITIES — 2.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations(c)
Carlyle US CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.020%, 144A	3.489%		04/20/31	4,000	$3,933,064
CBAM Ltd. (Cayman Islands), Series 2018-6A, Class A, 3 Month LIBOR + 0.940%, 144A	3.330%		07/15/31	2,750	2,712,283
Hayfin Kingsland IX Ltd. (Cayman Islands), Series 2018-9A, Class AR, 3 Month LIBOR + 1.150%, 144A	3.659%		04/28/31	4,000	3,957,030
OCP CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1R, 3 Month LIBOR + 0.800%, 144A	3.236%		07/15/27	3,750	3,713,160
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	3.786%		05/15/26	4,607	4,607,448

TOTAL ASSET-BACKED SECURITIES (cost $19,106,956)					18,922,985

BANK LOANS — 4.6%
Aerospace & Defense — 0.0%
FGI Operating Co. LLC, Term Loan^	—%	(p)	05/15/22	24	24,116

Biotechnology — 0.1%
Concordia International Corp. (Canada), Term Loan, 1 Month LIBOR + 5.500%	7.960%	(c)	09/06/24	474	447,930

Chemicals — 0.3%
Solenis International LP, Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	11.207%	(c)	06/26/24	1,971	1,852,975

Commercial Services — 0.5%
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%	6.272%	(c)	10/01/25	2,850	2,656,199
Prime Security Services Borrower LLC, Term Loan	—%	(p)	05/02/22	29	27,794
Prime Security Services Borrower LLC, Term Loan	—%	(p)	05/02/22	240	229,500
Syniverse Holdings, Inc., Tranche C Term Loan, 1 Month LIBOR + 5.000%^	7.455%	(c)	03/09/23	554	482,064

					3,395,557

Computers — 0.9%
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%.	6.272%	(c)	09/30/24	3,723	3,618,830
McAfee LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%	11.006%	(c)	09/29/25	3,071	3,040,125

					6,658,955

Electric — 0.1%
Calpine Corp., Term Loan	—%	(p)	01/15/24	873	826,920
Vistra Operations Co. LLC, Term Loan	—%	(p)	08/04/23	224	215,114

					1,042,034

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Foods — 0.1%
Moran Foods LLC, Initial Term Loan, 3 Month LIBOR + 6.000%	8.803%	(c)	12/05/23	1,417	$687,059
United Natural Foods, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	6.772%	(c)	10/22/25	325	264,875

					951,934

Internet Software & Services — 0.0%
Greeneden US Holdings II LLC, Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%	5.772%	(c)	12/01/23	64	61,255
Greeneden US Holdings II LLC, Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%	5.772%	(c)	12/01/23	150	142,928

					204,183

Investment Companies — 0.0%
UFC Holdings LLC, Term Loan	—%	(p)	08/18/24	60	58,569
UFC Holdings LLC, Term Loan (First Lien), 1 Month LIBOR + 3.250%	5.780%	(c)	08/18/23	204	198,500

					257,069

Machinery-Construction & Mining — 0.1%
Vertiv Group Corp., Term B Loan, 3 Month LIBOR + 4.000%^	6.707%	(c)	11/30/23	377	341,533

Media — 0.5%
Clear Channel Communications, Tranche D Term Loan, 1 Month LIBOR + 6.750%	9.095%	(c)	01/30/19	1,563	1,033,469
Clear Channel Communications, Tranche E Term Loan, 1 Month LIBOR + 7.500%	10.022%	(c)	07/30/19	797	527,887
Numericable US LLC (France), USD TLB-13 Incremental Term Loan, 1 Month LIBOR + 4.000%	6.455%	(c)	08/14/26	2,475	2,320,313

					3,881,669

Mining — 0.2%
Aleris International, Inc., Initial Term Loan, 2 Month LIBOR + 4.750%	7.245%	(c)	02/27/23	1,794	1,772,754

Miscellaneous Manufacturing — 0.1%
Viskase Co., Inc., Initial Term Loan, 3 Month LIBOR + 3.250%^	6.053%	(c)	01/30/21	254	249,359
Viskase Co., Inc., Initial Term Loan, 3 Month LIBOR + 3.250%^	6.053%	(c)	01/30/21	302	295,787

					545,146

Oil & Gas — 0.8%
California Resources Corp., Term Loan (11/17), 1 Month LIBOR + 4.750%^	7.256%	(c)	12/31/22	2,069	1,923,984
California Resources Corp., Term Loan (08/16), 1 Month LIBOR + 0.375%	12.897%	(c)	12/31/21	2,253	2,140,730
Encino Acquisition Partners Holdings LLC, Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%^	9.095%	(c)	10/29/25	245	229,869
Gulf Finance LLC, Tranche B Term Loan, 1-3 Month LIBOR + 5.250%	7.920%	(c)	08/25/23	353	266,258
MEG Energy Corp. (Canada), Initial Term Loan, 1 Month LIBOR + 3.500%	6.030%	(c)	12/31/23	164	159,961

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Ultra Resources, Inc., Senior Secured Term Loan, 3 Month LIBOR + 4.000%	6.469%	(c)	04/12/24	1,418	$1,275,019

					5,995,821

Retail — 0.3%
Claire’s Stores, Inc., Term Loan^	—%	(p)	09/15/38	324	463,662
EG America LLC (United Kingdom), Second Lien Facility (USD), 3 Month LIBOR + 8.000%^	10.813%	(c)	04/20/26	975	955,499
Neiman Marcus Group Ltd., Other Term Loan, 1 Month LIBOR + 3.250%	5.630%	(c)	10/25/20	353	298,850
PetSmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	5.380%	(c)	03/11/22	246	193,246

					1,911,257

Software — 0.4%
Boxer Parent Co., Inc., Initial Dollar Term Loan, 3 Month LIBOR + 4.250%	7.053%	(c)	10/02/25	1,055	1,009,635
Finastra USA, Inc., Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	10.053%	(c)	06/13/25	1,075	982,953
First Data Corp., 2022D New Dollar Term Loan, 1 Month LIBOR + 2.000%	4.504%	(c)	07/08/22	310	296,940
Kronos, Inc., Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	10.791%	(c)	11/01/24	625	614,844

					2,904,372

Telecommunications — 0.2%
Avaya, Inc., Term Loan	—%	(p)	11/08/24	169	162,782
Avaya, Inc., Tranche B Term Loan, 1-2 Month LIBOR + 4.250%	6.700%	(c)	12/15/24	277	267,404
Cincinnati Bell, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.250%	5.772%	(c)	10/02/24	353	338,990
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	7.022%	(c)	11/01/24	288	276,705
Securus Technologies Holdings, Inc., Initial Loan (Second Lien), 1 Month LIBOR + 8.250%	10.772%	(c)	11/01/25	131	126,088

					1,171,969

TOTAL BANK LOANS (cost $35,916,380)					33,359,274

CONVERTIBLE BONDS — 0.1%
Media
Liberty Interactive LLC, Sr. Unsec’d. Notes	3.750%		02/15/30	391	257,801
Liberty Interactive LLC, Sr. Unsec’d. Notes	4.000%		11/15/29	549	369,889

					627,690

TOTAL CONVERTIBLE BONDS (cost $620,238)					627,690

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS — 89.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Advertising — 0.1%
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc., Sec’d. Notes, Cash pays ((6 Month LIBOR + 14.000%)/(1 – Statutory Reserves)) or PIK 8.000% (Cap N/A, Floor 1.000%)	16.501%	(c)	07/01/24	81	$79,954
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.625%		02/15/24	425	418,625

					498,579

Aerospace & Defense — 2.4%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125%		10/01/24	520	499,205
Arconic, Inc., Sr. Unsec’d. Notes	5.900%		02/01/27	475	452,438
Arconic, Inc., Sr. Unsec’d. Notes(a)	6.750%		01/15/28	683	659,949
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.000%		10/15/22	628	588,749
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.125%		01/15/23	923	865,313
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.450%		05/01/34	75	66,938
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.500%		12/01/24	5,853	5,516,453
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.500%		03/15/25	1,972	1,858,611
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750%		12/01/21	3,370	3,471,099
TransDigm UK Holdings PLC, Gtd. Notes, 144A	6.875%		05/15/26	960	914,401
TransDigm, Inc., Gtd. Notes	6.000%		07/15/22	703	692,455
TransDigm, Inc., Gtd. Notes(a)	6.375%		06/15/26	1,050	976,500
TransDigm, Inc., Gtd. Notes	6.500%		07/15/24	795	773,138
TransDigm, Inc., Gtd. Notes	6.500%		05/15/25	367	350,485

					17,685,734

Agriculture — 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125%		02/01/25	1,375	1,168,750

Airlines — 0.1%
United Continental Holdings, Inc., Gtd. Notes(a)	5.000%		02/01/24	444	430,680

Auto Manufacturers — 1.2%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	700	539,830
Ford Motor Co., Sr. Unsec’d. Notes	5.291%		12/08/46	2,600	2,134,550
General Motors Co., Sr. Unsec’d. Notes	5.000%		10/01/28	1,475	1,397,607
General Motors Co., Sr. Unsec’d. Notes	5.200%		04/01/45	150	124,313
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	4.500%		10/01/27	820	610,900
JB Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	7.125%		04/15/26	919	859,265
Mclaren Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A.	5.750%		08/01/22	75	67,860
Navistar International Corp., Gtd. Notes, 144A(a)	6.625%		11/01/25	2,750	2,653,750

					8,388,075

Auto Parts & Equipment — 1.6%
Adient Global Holdings Ltd., Gtd. Notes, 144A(a)	4.875%		08/15/26	1,950	1,491,749
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.250%		04/01/25	2,145	1,951,948

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Auto Parts & Equipment (continued)
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.250%		03/15/26	2,618	$2,349,654
American Axle & Manufacturing, Inc., Gtd. Notes	6.500%		04/01/27	1,041	931,695
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625%		11/15/26	1,075	946,000
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	6.500%		06/01/26	1,975	1,893,531
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)	4.875%		03/15/27	332	291,330
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)	5.000%		05/31/26	1,015	913,500
Titan International, Inc., Sr. Sec’d. Notes	6.500%		11/30/23	1,225	1,096,375

					11,865,782

Banks — 1.0%
Bank of America Corp., Series AA, Jr. Sub. Notes	6.100%	(ff)	—(rr)	308	303,379
Barclays Bank PLC (United Kingdom), Sub. Notes	7.625%		11/21/22	210	217,613
Barclays PLC (United Kingdom), Jr. Sub. Notes	7.750%	(ff)	—(rr)	330	317,434
Barclays PLC (United Kingdom), Sub. Notes	4.375%		09/11/24	200	188,811
Barclays PLC (United Kingdom), Sub. Notes	5.200%		05/12/26	670	642,250
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/07/25	257	251,218
CIT Group, Inc., Sub. Notes(a)	6.125%		03/09/28	1,909	1,899,454
Citigroup, Inc., Series R, Jr. Sub. Notes	6.125%	(ff)	—(rr)	370	361,213
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	7.500%	(ff)	—(rr)	680	673,200
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	8.625%	(ff)	—(rr)	225	232,875
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	250	253,026
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	2,195	2,229,665

					7,570,138

Beverages — 0.0%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500%		04/01/25	125	117,813

Biotechnology — 0.1%
Advanz Pharma Corp. (Canada), Sr. Sec’d. Notes	8.000%		09/06/24	658	618,520

Building Materials — 2.0%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700%		01/11/25	1,345	1,289,532
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	6.125%		05/05/25	887	865,020
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	7.750%		04/16/26	792	832,589
Griffon Corp., Gtd. Notes	5.250%		03/01/22	2,750	2,488,750
Masonite International Corp., Gtd. Notes, 144A	5.750%		09/15/26	776	731,380
NCI Building Systems, Inc., Gtd. Notes, 144A	8.000%		04/15/26	1,400	1,281,000
PGT Escrow Issuer, Inc., Sr. Unsec’d. Notes, 144A	6.750%		08/01/26	280	275,800
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750%		01/15/28	1,820	1,528,800
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125%		07/15/23	2,060	2,039,400

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Building Materials (continued)
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A(a)	5.125%	06/01/25	1,137	$1,034,670
US Concrete, Inc., Gtd. Notes	6.375%	06/01/24	2,261	2,080,120

				14,447,061

Chemicals — 3.2%
Alpha 2 BV (Germany), Sr. Unsec’d. Notes, Cash coupon 8.750% or PIK 9.500%, 144A(a)	8.750%	06/01/23	1,400	1,340,499
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250%	02/01/25	675	634,499
Ashland LLC, Gtd. Notes	6.875%	05/15/43	1,550	1,526,750
Chemours Co. (The), Gtd. Notes(a)	5.375%	05/15/27	900	810,000
Chemours Co. (The), Gtd. Notes	7.000%	05/15/25	905	911,788
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750%	08/15/24	1,526	1,339,066
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A	9.250%	06/15/23	1,993	2,072,719
Hexion, Inc., Sec’d. Notes, 144A	13.750%	02/01/22	1,880	902,400
Hexion, Inc., Sr. Sec’d. Notes, 144A	10.375%	02/01/22	440	350,900
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000%	05/01/25	1,126	1,013,400
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	06/01/27	2,950	2,610,750
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Gtd. Notes, 144A	5.750%	04/30/26	46	41,929
Olin Corp., Sr. Unsec’d. Notes	5.000%	02/01/30	200	175,250
Platform Specialty Products Corp., Gtd. Notes, 144A(a)	5.875%	12/01/25	1,290	1,206,150
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250%	04/01/25	1,910	1,728,550
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes, 144A(a)	8.000%	10/01/26	725	670,625
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750%	12/15/20	1,525	1,448,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Gtd. Notes, 144A	5.375%	09/01/25	326	284,924
Tronox Finance PLC, Gtd. Notes, 144A(a)	5.750%	10/01/25	1,606	1,300,860
Tronox, Inc., Gtd. Notes, 144A(a)	6.500%	04/15/26	2,045	1,697,350
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A(a)	5.750%	07/15/25	1,935	1,548,000

				23,615,159

Coal — 0.1%
Peabody Energy Corp., Sr. Sec’d. Notes, 144A	6.000%	03/31/22	134	129,980
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000%	11/01/24	690	684,825

				814,805

Commercial Services — 4.1%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	12.000%	12/15/22	544	474,639
ADT Security Corp. (The), Sr. Sec’d. Notes(a)	4.125%	06/15/23	984	900,358
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	765	611,999
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(a)	5.250%	03/15/25	572	494,779
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(a)	6.375%	04/01/24	158	150,889
Brink’s Co. (The), Gtd. Notes, 144A	4.625%	10/15/27	300	272,999

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
Garda World Security Corp. (Canada), Sr. Unsec’d. Notes, 144A	8.750%	05/15/25	2,575	$2,343,250
Graham Holdings Co., Gtd. Notes, 144A	5.750%	06/01/26	177	177,443
Hertz Corp. (The), Gtd. Notes	7.375%	01/15/21	205	199,363
Hertz Corp. (The), Gtd. Notes, 144A	5.500%	10/15/24	261	190,530
Hertz Corp. (The), Sec’d. Notes, 144A	7.625%	06/01/22	93	87,653
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A	6.375%	08/01/23	160	153,120
Laureate Education, Inc., Gtd. Notes, 144A	8.250%	05/01/25	3,690	3,791,475
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A(a)	5.000%	02/01/25	655	612,425
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500%	10/01/21	200	198,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	1,724	1,646,420
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec’d. Notes, 144A	9.250%	05/15/23	1,585	1,634,531
Refinitiv US Holdings, Inc., Gtd. Notes, 144A	8.250%	11/15/26	3,931	3,591,952
Refinitiv US Holdings, Inc., Sr. Sec’d. Notes, 144A	6.250%	05/15/26	138	133,170
Sotheby’s, Gtd. Notes, 144A	4.875%	12/15/25	465	420,825
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19	38	37,525
Team Health Holdings, Inc., Gtd. Notes, 144A(a)	6.375%	02/01/25	1,307	1,066,839
United Rentals North America, Inc., Gtd. Notes	4.625%	10/15/25	380	339,150
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	3,900	3,422,250
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	65	61,263
United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27	1,800	1,669,500
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	2,555	2,408,088
United Rentals North America, Inc., Gtd. Notes	6.500%	12/15/26	1,352	1,331,720
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750%	08/15/26	1,216	1,143,040

				29,565,195

Computers — 1.5%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750%	09/01/26	3,468	3,173,219
Booz Allen Hamilton, Inc., Gtd. Notes, 144A	5.125%	05/01/25	328	311,599
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875%	06/15/21	616	615,336
Dell International LLC/EMC Corp., Gtd. Notes, 144A	7.125%	06/15/24	510	518,925
Diebold Nixdorf, Inc., Gtd. Notes	8.500%	04/15/24	999	599,400
Everi Payments, Inc., Gtd. Notes, 144A	7.500%	12/15/25	1,125	1,064,531
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000%	07/15/23	1,105	1,055,275
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	8.375%	08/15/22	313	285,221
NCR Corp., Gtd. Notes	6.375%	12/15/23	460	445,740
West Corp., Gtd. Notes, 144A(a)	8.500%	10/15/25	3,120	2,449,200
Western Digital Corp., Gtd. Notes(a)	4.750%	02/15/26	708	614,190

				11,132,636

Cosmetics/Personal Care — 0.0%
Revlon Consumer Products Corp., Gtd. Notes	6.250%	08/01/24	558	295,740

Distribution/Wholesale — 0.5%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%	07/15/22	1,150	1,086,750

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Distribution/Wholesale (continued)
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%		06/15/23	1,455	$1,382,250
H&E Equipment Services, Inc., Gtd. Notes	5.625%		09/01/25	1,645	1,509,288

					3,978,288

Diversified Financial Services — 2.6%
Alliance Data Systems Corp., Gtd. Notes, 144A	5.375%		08/01/22	750	731,249
Alliance Data Systems Corp., Gtd. Notes, MTN, 144A	5.875%		11/01/21	140	139,803
Ally Financial, Inc., Gtd. Notes	8.000%		11/01/31	390	432,900
Ally Financial, Inc., Sr. Unsec’d. Notes	5.125%		09/30/24	620	615,349
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%		05/15/20	478	446,929
Curo Group Holdings Corp., Sr. Sec’d. Notes, 144A(a)	8.250%		09/01/25	567	445,095
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	4.800%	(cc)	12/21/65	1,706	1,330,680
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes, 144A	5.250%		03/15/22	229	222,703
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes, 144A	5.250%		10/01/25	218	194,565
LPL Holdings, Inc., Gtd. Notes, 144A	5.750%		09/15/25	2,295	2,151,563
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125%		07/15/23	293	285,675
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	9.125%		07/15/26	5,337	5,190,233
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%		07/01/21	472	460,200
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25	980	916,300
Springleaf Finance Corp., Gtd. Notes	5.625%		03/15/23	1,190	1,097,775
Springleaf Finance Corp., Gtd. Notes	6.875%		03/15/25	1,530	1,369,350
Springleaf Finance Corp., Gtd. Notes	7.125%		03/15/26	1,681	1,500,293
Springleaf Finance Corp., Gtd. Notes	7.750%		10/01/21	91	91,341
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A(a)	6.750%		06/01/25	1,025	948,125
Travelport Corporate Finance PLC, Sr. Sec’d. Notes, 144A	6.000%		03/15/26	174	175,740

					18,745,868

Electric — 3.2%
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25	390	387,075
Calpine Corp., Sr. Sec’d. Notes, 144A	5.250%		06/01/26	1,045	953,563
Calpine Corp., Sr. Unsec’d. Notes	5.375%		01/15/23	1,675	1,570,313
Calpine Corp., Sr. Unsec’d. Notes	5.500%		02/01/24	3,325	3,042,375
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%		01/15/25	4,225	3,865,874
Clearway Energy Operating LLC, Gtd. Notes	5.000%		09/15/26	360	323,100
Clearway Energy Operating LLC, Gtd. Notes, 144A	5.750%		10/15/25	70	66,850
GenOn Energy, Inc., Escrow Shares, Gtd. Notes^(kk)	—%		10/15/20	2,300	862,500
GenOn Energy, Inc., Escrow Shares, Gtd. Notes^(kk)	—%		12/31/49	4,715	1,768,125
GenOn Energy, Inc./NRG Americas, Inc., Sec’d. Notes, 3 Month LIBOR + 6.500%(a)	9.392%	(c)	12/01/23	1,544	1,513,056
Keystone & Conemaugh Pass-Through Certificates, Gtd. Notes	9.000%		12/01/23	500	500,000
NextEra Energy Operating Partners LP, Gtd. Notes, 144A	4.250%		09/15/24	70	64,750
NextEra Energy Operating Partners LP, Gtd. Notes, 144A	4.500%		09/15/27	275	244,750

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
NRG Energy, Inc., Gtd. Notes	5.750%	01/15/28	775	$744,000
NRG Energy, Inc., Gtd. Notes	6.625%	01/15/27	973	980,298
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	1,175	1,219,063
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	4.250%	08/01/23	155	143,619
Red Oak Power LLC, Series B, Sr. Sec’d. Notes	9.200%	11/30/29	100	124,999
Reliant Energy, Inc., Escrow Shares, Gtd. Notes	9.681%	07/02/26	2,665	1,266,696
Talen Energy Supply LLC, Gtd. Notes	6.500%	06/01/25	825	585,750
Terraform Global Operating LLC, Gtd. Notes, 144A	6.125%	03/01/26	145	134,850
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes	—%	12/30/19	3,975	21,861
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes	—%	10/10/99	6,875	37,811
Vistra Energy Corp., Gtd. Notes	7.375%	11/01/22	1,520	1,569,400
Vistra Energy Corp., Gtd. Notes	7.625%	11/01/24	705	743,775
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500%	09/01/26	576	554,401

				23,288,854

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc., Gtd. Notes	5.375%	06/15/24	324	305,370

Electronics — 0.2%
Itron, Inc., Gtd. Notes, 144A(a)	5.000%	01/15/26	525	480,375
Sensata Technologies BV, Gtd. Notes, 144A	4.875%	10/15/23	240	233,400
Sensata Technologies BV, Gtd. Notes, 144A	5.625%	11/01/24	450	443,250

				1,157,025

Energy-Alternate Sources — 0.1%
TerraForm Power Operating LLC, Gtd. Notes, 144A	4.250%	01/31/23	418	389,785
TerraForm Power Operating LLC, Gtd. Notes, 144A	5.000%	01/31/28	615	541,200

				930,985

Engineering & Construction — 0.9%
AECOM, Gtd. Notes	5.125%	03/15/27	2,146	1,834,828
AECOM, Gtd. Notes(a)	5.875%	10/15/24	1,025	1,009,625
MasTec, Inc., Gtd. Notes	4.875%	03/15/23	496	481,120
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%	07/15/23	750	798,750
TopBuild Corp., Gtd. Notes, 144A	5.625%	05/01/26	1,775	1,624,125
Tutor Perini Corp., Gtd. Notes, 144A(a)	6.875%	05/01/25	1,220	1,134,600

				6,883,048

Entertainment — 3.7%
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.750%	06/15/25	949	835,118
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.875%	11/15/26	3,265	2,799,737
AMC Entertainment Holdings, Inc., Gtd. Notes	6.125%	05/15/27	315	269,325
Boyne USA, Inc., Sec’d. Notes, 144A	7.250%	05/01/25	547	564,778
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250%	10/15/25	3,525	3,031,500
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.000%	03/15/22	294	298,337
Chukchansi Economic Development Authority, Sec’d. Notes, 144A	9.750%	05/30/20	635	368,414
Churchill Downs, Inc., Gtd. Notes, 144A	4.750%	01/15/28	895	809,707

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Entertainment (continued)
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23		381	$365,759
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%	02/15/23		844	831,340
Eldorado Resorts, Inc., Gtd. Notes(a)	6.000%	04/01/25		447	431,194
Eldorado Resorts, Inc., Gtd. Notes	7.000%	08/01/23		335	344,213
Eldorado Resorts, Inc., Gtd. Notes, 144A(a)	6.000%	09/15/26		149	140,805
Enterprise Development Authority (The), Sr. Sec’d. Notes, 144A	12.000%	07/15/24		1,195	1,087,450
Gateway Casinos & Entertainment Ltd. (Canada), Sec’d. Notes, 144A	8.250%	03/01/24		832	844,480
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.250%	01/15/27		525	504,000
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500%	02/15/25		1,655	1,630,175
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875%	02/01/24		775	798,250
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%	08/15/26		1,790	1,607,026
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625%	01/15/27		1,228	1,099,060
Scientific Games International, Inc., Gtd. Notes	6.250%	09/01/20		275	264,000
Scientific Games International, Inc., Gtd. Notes	6.625%	05/15/21		2,275	2,155,563
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22		3,681	3,736,215
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	5.000%	10/15/25		725	647,063
Six Flags Entertainment Corp., Gtd. Notes, 144A	4.875%	07/31/24		62	58,435
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada), Gtd. Notes, 144A	7.000%	07/15/26		291	282,998
WMG Acquisition Corp., Gtd. Notes, 144A	5.500%	04/15/26		550	525,250
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.875%	11/01/24		71	67,273
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.000%	08/01/23		479	465,828

					26,863,293

Environmental Control — 0.0%
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	03/01/24		230	216,200
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	07/01/25		85	78,200

					294,400

Foods — 2.4%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, Gtd. Notes	5.750%	03/15/25		1,075	940,625
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, Gtd. Notes(a)	6.625%	06/15/24		2,201	2,041,428
B&G Foods, Inc., Gtd. Notes(a)	5.250%	04/01/25		1,081	1,005,329
Dole Food Co., Inc., Sr. Sec’d. Notes, 144A	7.250%	06/15/25		607	564,510
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750%	06/15/25		3,182	3,038,810
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.875%	07/15/24		2,466	2,429,010
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	6.750%	02/15/28		695	677,625
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	7.250%	06/01/21		537	539,685
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500%	06/01/26		825	655,875
New Albertsons LP, Sr. Unsec’d. Notes	8.700%	05/01/30		990	831,599
Picard Bondco SA (Luxembourg), Gtd. Notes	5.500%	11/30/24	EUR	100	94,868
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750%	03/15/25		970	909,375

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Foods (continued)
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.875%	09/30/27	2,698	$2,448,436
Post Holdings, Inc., Gtd. Notes, 144A	5.625%	01/15/28	1,300	1,196,000

				17,373,175

Forest Products & Paper — 0.1%
Clearwater Paper Corp., Gtd. Notes, 144A(a)	5.375%	02/01/25	781	704,853

Gas — 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%	05/20/25	1,448	1,324,920
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625%	05/20/24	925	874,125
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.750%	05/20/27	638	564,628
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.875%	08/20/26	998	910,676
Superior Plus LP/Superior General Partner, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.000%	07/15/26	1,175	1,133,875

				4,808,224

Healthcare-Products — 0.2%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.500%	04/15/25	2,335	1,611,150

Healthcare-Services — 5.3%
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	121	120,093
Acadia Healthcare Co., Inc., Gtd. Notes	6.500%	03/01/24	969	935,084
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.875%	01/15/26	152	144,019
Centene Corp., Sr. Unsec’d. Notes	4.750%	01/15/25	155	148,025
Centene Corp., Sr. Unsec’d. Notes	5.625%	02/15/21	305	305,763
Centene Corp., Sr. Unsec’d. Notes	6.125%	02/15/24	645	660,319
CHS/Community Health Systems, Inc., Gtd. Notes	6.875%	02/01/22	8,576	3,902,079
CHS/Community Health Systems, Inc., Sec’d. Notes, 144A(a)	8.125%	06/30/24	2,098	1,531,539
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/01/21	603	559,283
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	6.250%	03/31/23	553	502,566
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes, 144A(a)	8.625%	01/15/24	539	532,263
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	710	644,325
DaVita, Inc., Gtd. Notes	5.125%	07/15/24	1,167	1,094,063
DaVita, Inc., Gtd. Notes	5.750%	08/15/22	225	223,875
Envision Healthcare Corp., Gtd. Notes, 144A(a)	8.750%	10/15/26	957	827,805
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(a)	8.500%	05/01/26	1,000	900,000
HCA Healthcare, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21	390	398,775
HCA, Inc., Gtd. Notes	5.375%	02/01/25	4,784	4,664,400
HCA, Inc., Gtd. Notes	5.875%	05/01/23	1,090	1,103,625
HCA, Inc., Gtd. Notes	5.875%	02/15/26	1,160	1,154,200
HCA, Inc., Gtd. Notes	7.500%	02/15/22	820	871,250
HCA, Inc., Gtd. Notes	7.500%	12/15/23	750	802,500
HCA, Inc., Sr. Sec’d. Notes	5.500%	06/15/47	350	331,625
MEDNAX, Inc., Gtd. Notes, 144A(a)	6.250%	01/15/27	975	940,875
MPH Acquisition Holdings LLC, Gtd. Notes, 144A	7.125%	06/01/24	1,138	1,061,185

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Polaris Intermediate Corp., Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A	8.500%	12/01/22	555	$506,227
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A(a)	9.750%	12/01/26	1,525	1,444,938
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	6.750%	07/01/25	950	807,500
Tenet Healthcare Corp., Sec’d. Notes(a)	5.125%	05/01/25	1,127	1,050,928
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	345	333,788
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21	465	452,213
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.625%	07/15/24	751	698,430
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	6.750%	06/15/23	2,056	1,930,070
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	7.000%	08/01/25	932	862,100
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	6,386	6,401,966

				38,847,696

Home Builders — 2.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750%	08/01/25	1,400	1,218,000
Beazer Homes USA, Inc., Gtd. Notes(a)	5.875%	10/15/27	625	493,750
Beazer Homes USA, Inc., Gtd. Notes	6.750%	03/15/25	1,400	1,204,000
Beazer Homes USA, Inc., Gtd. Notes	7.250%	02/01/23	66	61,380
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375%	05/15/25	600	547,500
KB Home, Gtd. Notes	7.500%	09/15/22	250	256,875
Lennar Corp., Gtd. Notes	4.500%	04/30/24	320	302,400
Lennar Corp., Gtd. Notes	4.750%	05/30/25	425	398,438
Lennar Corp., Gtd. Notes	4.750%	11/29/27	545	491,863
Lennar Corp., Gtd. Notes	5.250%	06/01/26	275	259,188
Lennar Corp., Gtd. Notes	5.875%	11/15/24	486	486,000
M/I Homes, Inc., Gtd. Notes	5.625%	08/01/25	450	411,750
M/I Homes, Inc., Gtd. Notes	6.750%	01/15/21	900	895,500
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	10/01/25	1,390	1,244,050
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875%	12/15/23	500	466,875
Meritage Homes Corp., Gtd. Notes	5.125%	06/06/27	975	828,750
Meritage Homes Corp., Gtd. Notes	6.000%	06/01/25	1,900	1,790,750
New Home Co., Inc. (The), Gtd. Notes	7.250%	04/01/22	1,015	921,113
PulteGroup, Inc., Gtd. Notes(a)	5.000%	01/15/27	425	384,625
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	6.125%	04/01/25	450	398,250
Taylor Morrison Communities, Inc., Gtd. Notes	6.625%	05/15/22	525	525,656
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625%	03/01/24	225	213,750
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.875%	04/15/23	1,150	1,109,750
Toll Brothers Finance Corp., Gtd. Notes	5.625%	01/15/24	260	254,800
William Lyon Homes, Inc., Gtd. Notes	5.875%	01/31/25	1,300	1,105,000
William Lyon Homes, Inc., Gtd. Notes	7.000%	08/15/22	1,675	1,658,250

				17,928,263

Home Furnishings — 0.4%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500%	06/15/26	2,475	2,258,438
Tempur Sealy International, Inc., Gtd. Notes	5.625%	10/15/23	822	793,230

				3,051,668

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Household Products/Wares — 0.4%
Kronos Acquisition Holdings, Inc. (Canada), Gtd. Notes, 144A	9.000%	08/15/23	349	$267,858
Spectrum Brands, Inc., Gtd. Notes	5.750%	07/15/25	2,020	1,918,394
Spectrum Brands, Inc., Gtd. Notes	6.125%	12/15/24	443	426,388

				2,612,640

Housewares — 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes	5.250%	12/15/26	825	750,750

Insurance — 0.2%
CNO Financial Group, Inc., Sr. Unsec’d. Notes	5.250%	05/30/25	479	456,248
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.500%	05/01/25	246	235,004
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%	03/15/37	285	310,650
Radian Group, Inc., Sr. Unsec’d. Notes	4.500%	10/01/24	109	98,781

				1,100,683

Internet — 0.6%
Netflix, Inc., Sr. Unsec’d. Notes	4.375%	11/15/26	77	69,878
Netflix, Inc., Sr. Unsec’d. Notes	4.875%	04/15/28	345	314,813
Netflix, Inc., Sr. Unsec’d. Notes, 144A(a)	5.875%	11/15/28	213	206,972
Symantec Corp., Sr. Unsec’d. Notes, 144A	5.000%	04/15/25	530	494,319
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.000%	04/01/23	625	592,256
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	5.750%	01/15/27	3,212	2,866,711

				4,544,949

Iron/Steel — 0.9%
AK Steel Corp., Gtd. Notes(a)	6.375%	10/15/25	889	684,528
AK Steel Corp., Gtd. Notes(a)	7.000%	03/15/27	1,082	843,958
AK Steel Corp., Sr. Sec’d. Notes	7.500%	07/15/23	113	112,153
Big River Steel LLC/BRS Finance Corp., Sr. Sec’d. Notes, 144A	7.250%	09/01/25	160	158,799
Cleveland-Cliffs, Inc., Gtd. Notes(a)	5.750%	03/01/25	2,314	2,082,600
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A	4.875%	01/15/24	165	153,450
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%	05/15/23	207	195,615
Commercial Metals Co., Sr. Unsec’d. Notes	5.375%	07/15/27	181	161,995
Steel Dynamics, Inc., Gtd. Notes	4.125%	09/15/25	145	133,219
Steel Dynamics, Inc., Gtd. Notes(a)	5.000%	12/15/26	245	232,138
Steel Dynamics, Inc., Gtd. Notes	5.250%	04/15/23	235	231,769
United States Steel Corp., Sr. Unsec’d. Notes(a)	6.250%	03/15/26	1,450	1,268,750

				6,258,974

Leisure Time — 0.1%
Constellation Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(a)	8.500%	09/15/25	340	305,150
VOC Escrow Ltd., Sr. Sec’d. Notes, 144A	5.000%	02/15/28	160	147,600

				452,750

Lodging — 1.0%
Boyd Gaming Corp., Gtd. Notes	6.000%	08/15/26	762	712,469
Boyd Gaming Corp., Gtd. Notes	6.375%	04/01/26	200	193,499
Boyd Gaming Corp., Gtd. Notes	6.875%	05/15/23	299	301,989
Hilton Domestic Operating Co., Inc., Gtd. Notes	4.250%	09/01/24	97	91,665
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes	6.125%	12/01/24	175	173,688

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Lodging (continued)
Interval Acquisition Corp., Gtd. Notes	5.625%	04/15/23	325	$324,188
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250%	11/15/22	1,325	1,404,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750%	11/15/21	620	626,200
Marriott Ownership Resorts, Inc., Gtd. Notes, 144A	6.500%	09/15/26	383	369,595
MGM Resorts International, Gtd. Notes(a)	5.750%	06/15/25	1,375	1,326,875
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A	5.875%	05/15/21	890	887,775
Station Casinos LLC, Gtd. Notes, 144A	5.000%	10/01/25	341	308,605
Wyndham Destinations, Inc., Sr. Sec’d. Notes	5.400%	04/01/24	144	137,160
Wyndham Destinations, Inc., Sr. Sec’d. Notes	5.750%	04/01/27	139	127,533
Wyndham Destinations, Inc., Sr. Sec’d. Notes	6.350%	10/01/25	62	60,140

				7,045,881

Machinery-Construction & Mining — 0.3%
Vertiv Group Corp., Sr. Unsec’d. Notes, 144A(a)	9.250%	10/15/24	2,047	1,883,240

Machinery-Diversified — 0.5%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500%	06/15/23	856	862,420
Cloud Crane LLC, Sec’d. Notes, 144A	10.125%	08/01/24	1,825	1,875,188
RBS Global, Inc./Rexnord LLC, Gtd. Notes, 144A	4.875%	12/15/25	725	657,938
Stevens Holding Co., Inc., Gtd. Notes, 144A	6.125%	10/01/26	253	249,205
Tennant Co., Gtd. Notes	5.625%	05/01/25	320	301,600

				3,946,351

Media — 9.5%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	6.625%	02/15/23	500	479,999
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.500%	05/15/26	270	246,375
Altice France SA (France), Sr. Sec’d. Notes, 144A(a)	6.250%	05/15/24	289	269,493
Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	3,552	3,258,961
Altice France SA (France), Sr. Sec’d. Notes, 144A	8.125%	02/01/27	1,852	1,745,508
Altice SA (Luxembourg), Gtd. Notes, 144A	7.625%	02/15/25	275	205,563
Altice SA (Luxembourg), Gtd. Notes, 144A(a)	7.750%	05/15/22	820	746,199
AMC Networks, Inc., Gtd. Notes	4.750%	08/01/25	868	787,711
AMC Networks, Inc., Gtd. Notes	5.000%	04/01/24	245	232,138
Cablevision Systems Corp., Sr. Unsec’d. Notes	5.875%	09/15/22	200	196,499
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.000%	04/15/20	1,137	1,151,213
CBS Radio, Inc., Gtd. Notes, 144A(a)	7.250%	11/01/24	355	330,149
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000%	02/01/28	2,804	2,579,679
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/27	449	418,199
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%	05/01/25	150	143,813
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%	05/01/26	835	802,644
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	1,511	1,480,779

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	04/01/24	2,371	$2,359,145
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A(a)	5.875%	05/01/27	2,400	2,328,000
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	6.500%	11/15/22	2,749	2,721,510
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	6.500%	11/15/22	408	408,000
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	7.625%	03/15/20	5,500	5,362,500
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes(a)	7.625%	03/15/20	2,455	2,399,763
CSC Holdings LLC, Gtd. Notes, 144A	5.375%	02/01/28	1,175	1,080,624
CSC Holdings LLC, Gtd. Notes, 144A	5.500%	04/15/27	817	759,809
CSC Holdings LLC, Gtd. Notes, 144A	6.625%	10/15/25	800	810,000
CSC Holdings LLC, Sr. Sec’d. Notes, 144A	5.375%	07/15/23	635	619,251
CSC Holdings LLC, Sr. Sec’d. Notes, 144A	5.500%	05/15/26	580	546,649
CSC Holdings LLC, Sr. Unsec’d. Notes	5.250%	06/01/24	175	160,344
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	2,185	2,141,300
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	1,710	1,675,800
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	7.500%	04/01/28	2,935	2,927,662
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A(a)	7.750%	07/15/25	300	304,499
DISH DBS Corp., Gtd. Notes(a)	5.000%	03/15/23	461	383,783
DISH DBS Corp., Gtd. Notes(a)	5.875%	07/15/22	179	164,680
DISH DBS Corp., Gtd. Notes(a)	5.875%	11/15/24	1,035	833,175
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	1,503	1,487,519
DISH DBS Corp., Gtd. Notes(a)	7.750%	07/01/26	7,730	6,396,576
Gray Television, Inc., Gtd. Notes, 144A	5.125%	10/15/24	505	465,610
Gray Television, Inc., Gtd. Notes, 144A	5.875%	07/15/26	1,768	1,648,306
Gray, Inc., Escrow Shares, Sr. Unsec’d. Notes, 144A	7.000%	05/15/27	1,340	1,304,048
iHeartCommunications, Inc., Sr. Sec’d. Notes(d)	9.000%	12/15/19	188	125,959
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(a)	5.625%	08/01/24	1,590	1,486,650
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	1,198	1,203,990
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	6.625%	02/15/25	150	129,750
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Unsec’d. Notes, 144A	6.875%	02/15/23	2,125	1,928,438
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.125%	02/15/27	200	176,500
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.625%	08/01/24	642	601,876
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.875%	03/15/26	578	538,985
Sirius XM Radio, Inc., Gtd. Notes, 144A	4.625%	05/15/23	315	301,613
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.000%	08/01/27	318	290,573
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.375%	04/15/25	325	307,938
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.375%	07/15/26	160	149,600
Sirius XM Radio, Inc., Gtd. Notes, 144A	6.000%	07/15/24	165	165,413
TEGNA, Inc., Gtd. Notes	6.375%	10/15/23	205	205,513
TEGNA, Inc., Gtd. Notes, 144A(a)	5.500%	09/15/24	255	247,031
Unitymedia GmbH (Germany), Sec’d. Notes, 144A	6.125%	01/15/25	310	311,519
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23	1,425	1,278,938
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(a)	5.125%	02/15/25	1,187	1,041,593

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Media (continued)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%		09/15/22	600	$597,000
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500%		01/15/28	240	215,400
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%		01/15/25	755	706,016
Viacom, Inc., Jr. Sub. Notes	5.875%	(ff)	02/28/57	492	446,486
Viacom, Inc., Jr. Sub. Notes	6.250%	(ff)	02/28/57	294	274,052
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%		06/15/24	265	262,350
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750%		01/15/25	198	186,126
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.250%		01/15/26	400	366,500
Ziggo Bond Co. BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000%		01/15/27	850	743,750
Ziggo BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500%		01/15/27	600	537,000

					69,190,034

Metal Fabricate/Hardware — 0.4%
Novelis Corp., Gtd. Notes, 144A	5.875%		09/30/26	2,150	1,902,750
Novelis Corp., Gtd. Notes, 144A	6.250%		08/15/24	440	413,600
TriMas Corp., Gtd. Notes, 144A	4.875%		10/15/25	500	461,250

					2,777,600

Mining — 2.0%
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750%		09/30/24	537	545,055
Coeur Mining, Inc., Gtd. Notes	5.875%		06/01/24	166	146,080
Constellium NV, Gtd. Notes, 144A(a)	5.875%		02/15/26	950	845,500
Constellium NV, Gtd. Notes, 144A(a)	6.625%		03/01/25	1,848	1,714,020
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A	6.500%		03/01/24	1,210	1,004,300
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A(a)	7.500%		04/01/25	2,075	1,711,875
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	4.750%		05/15/22	201	190,950
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	5.125%		05/15/24	279	256,680
Freeport-McMoRan, Inc., Gtd. Notes	3.550%		03/01/22	65	61,506
Freeport-McMoRan, Inc., Gtd. Notes	3.875%		03/15/23	2,195	2,030,375
Freeport-McMoRan, Inc., Gtd. Notes	4.000%		11/14/21	293	284,943
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.550%		11/14/24	800	738,000
Freeport-McMoRan, Inc., Gtd. Notes	5.400%		11/14/34	312	245,700
Freeport-McMoRan, Inc., Gtd. Notes	5.450%		03/15/43	713	542,771
Hecla Mining Co., Gtd. Notes	6.875%		05/01/21	543	532,140
Hudbay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.250%		01/15/23	210	207,375
Hudbay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.625%		01/15/25	160	156,400
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000%		04/15/25	1,485	1,395,900
International Wire Group, Inc., Sec’d. Notes, 144A	10.750%		08/01/21	250	222,500
Kaiser Aluminum Corp., Gtd. Notes	5.875%		05/15/24	140	136,850
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250%		11/15/22	935	785,400
Northwest Acquisitions ULC/Dominion Finco, Inc., Sec’d. Notes, 144A	7.125%		11/01/22	164	161,999
Teck Resources Ltd. (Canada), Gtd. Notes	5.400%		02/01/43	380	330,600
Teck Resources Ltd. (Canada), Gtd. Notes	6.000%		08/15/40	310	288,300

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Mining (continued)
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.125%	10/01/35	340	$324,700

				14,859,919

Miscellaneous Manufacturing — 0.3%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	7.875%	11/01/24	1,644	1,409,730
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.150%	08/07/37	252	245,811
General Electric Co., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	68	65,014
Koppers, Inc., Gtd. Notes, 144A	6.000%	02/15/25	318	279,840

				2,000,395

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%	09/01/23	220	216,149

Oil & Gas — 8.8%
Aker BP ASA (Norway), Sr. Unsec’d. Notes, 144A	5.875%	03/31/25	153	152,618
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(a)	7.875%	12/15/24	2,350	1,456,999
Antero Resources Corp., Gtd. Notes(a)	5.000%	03/01/25	375	339,375
Antero Resources Corp., Gtd. Notes	5.125%	12/01/22	120	112,799
Antero Resources Corp., Gtd. Notes	5.375%	11/01/21	1,100	1,061,499
Antero Resources Corp., Gtd. Notes	5.625%	06/01/23	1,075	1,021,249
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	7.000%	11/01/26	1,725	1,561,125
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(a)	10.000%	04/01/22	1,911	1,954,571
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.125%	06/01/21	100	95,749
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.625%	06/01/24	109	94,285
California Resources Corp., Gtd. Notes	5.500%	09/15/21	67	46,063
California Resources Corp., Sec’d. Notes, 144A(a)	8.000%	12/15/22	515	348,913
Callon Petroleum Co., Gtd. Notes	6.125%	10/01/24	63	58,589
Callon Petroleum Co., Gtd. Notes	6.375%	07/01/26	97	90,209
Carrizo Oil & Gas, Inc., Gtd. Notes(a)	6.250%	04/15/23	225	208,125
Centennial Resource Production LLC, Gtd. Notes, 144A	5.375%	01/15/26	1,125	1,046,250
Chesapeake Energy Corp., Gtd. Notes	6.625%	08/15/20	152	147,059
Chesapeake Energy Corp., Gtd. Notes(a)	7.000%	10/01/24	655	566,575
Chesapeake Energy Corp., Gtd. Notes(a)	8.000%	01/15/25	441	389,183
Chesapeake Energy Corp., Gtd. Notes(a)	8.000%	06/15/27	5,526	4,641,839
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%	02/15/20	4,275	4,360,500
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	6.250%	08/15/22	353	341,528
CNX Resources Corp., Gtd. Notes	5.875%	04/15/22	3,325	3,192,000
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625%	10/15/25	1,700	1,530,000
Denbury Resources, Inc., Sec’d. Notes, 144A(a)	7.500%	02/15/24	378	304,290
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000%	05/15/21	625	581,250
Denbury Resources, Inc., Sec’d. Notes, 144A	9.250%	03/31/22	30	27,675
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes(a)	7.875%	08/15/25	303	251,490
Diamondback Energy, Inc., Gtd. Notes	5.375%	05/31/25	400	390,000
Diamondback Energy, Inc., Gtd. Notes, 144A	4.750%	11/01/24	112	108,080
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750%	01/30/28	1,100	1,122,220
Ensco PLC, Sr. Unsec’d. Notes(a)	5.200%	03/15/25	278	184,870
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44	299	167,105

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Ensco PLC, Sr. Unsec’d. Notes	7.750%	02/01/26	1,077	$796,980
Ensco PLC, Sr. Unsec’d. Notes	8.000%	01/31/24	115	94,300
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(a)	9.375%	05/01/20	271	210,703
EP Energy LLC/Everest Acquisition Finance, Inc., Sec’d. Notes, 144A	9.375%	05/01/24	1,284	571,380
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes, 144A	7.750%	05/15/26	316	279,660
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes, 144A(a)	8.000%	11/29/24	543	404,535
Extraction Oil & Gas, Inc., Gtd. Notes, 144A	5.625%	02/01/26	1,900	1,387,000
Extraction Oil & Gas, Inc., Gtd. Notes, 144A	7.375%	05/15/24	1,465	1,208,625
Gulfport Energy Corp., Gtd. Notes(a)	6.000%	10/15/24	332	293,820
Gulfport Energy Corp., Gtd. Notes	6.375%	05/15/25	71	62,835
Gulfport Energy Corp., Gtd. Notes	6.375%	01/15/26	152	131,480
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.000%	12/01/24	600	531,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750%	10/01/25	1,475	1,312,750
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	6.250%	11/01/28	1,325	1,166,000
Matador Resources Co., Gtd. Notes	5.875%	09/15/26	337	310,040
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375%	01/30/23	3,614	3,415,230
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	1,025	978,875
MEG Energy Corp. (Canada), Sec’d. Notes, 144A	6.500%	01/15/25	32	32,480
Nabors Industries, Inc., Gtd. Notes(a)	5.750%	02/01/25	1,516	1,147,718
Noble Holding International Ltd., Gtd. Notes	5.250%	03/15/42	177	102,660
Noble Holding International Ltd., Gtd. Notes	6.200%	08/01/40	232	143,840
Noble Holding International Ltd., Gtd. Notes(a)	7.950%	04/01/25	150	112,688
Noble Holding International Ltd., Gtd. Notes	8.950%	04/01/45	78	59,280
Noble Holding International Ltd., Gtd. Notes, 144A(a)	7.875%	02/01/26	648	552,420
Northern Oil and Gas, Inc., Sec’d. Notes, Cash coupon 9.500% or PIK 1.000%	9.500%	05/15/23	234	225,603
Oasis Petroleum, Inc., Gtd. Notes	6.875%	03/15/22	157	147,973
Oasis Petroleum, Inc., Gtd. Notes, 144A(a)	6.250%	05/01/26	259	217,560
PBF Holding Co. LLC/PBF Finance Corp., Gtd. Notes	7.000%	11/15/23	200	191,000
PBF Holding Co. LLC/PBF Finance Corp., Gtd. Notes	7.250%	06/15/25	425	399,500
Precision Drilling Corp. (Canada), Gtd. Notes, 144A(a)	7.125%	01/15/26	1,373	1,180,780
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%	05/01/23	97	85,845
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	160	145,600
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.625%	03/01/26	645	535,350
Range Resources Corp., Gtd. Notes(a)	4.875%	05/15/25	100	82,000
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23	375	330,000
Range Resources Corp., Gtd. Notes	5.875%	07/01/22	1,665	1,540,125
Rowan Cos., Inc., Gtd. Notes(a)	7.375%	06/15/25	117	93,893
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A	5.375%	09/30/25	1,234	1,104,430
Shelf Drilling Holdings Ltd. (United Arab Emirates), Gtd. Notes, 144A	8.250%	02/15/25	919	785,745
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	337	293,190
SM Energy Co., Sr. Unsec’d. Notes(a)	6.625%	01/15/27	253	223,905
SM Energy Co., Sr. Unsec’d. Notes	6.750%	09/15/26	217	194,215

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Southwestern Energy Co., Gtd. Notes(a)	6.200%	01/23/25	170	$151,938
Southwestern Energy Co., Gtd. Notes(a)	7.500%	04/01/26	219	206,955
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	4.875%	01/15/23	1,272	1,240,200
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500%	02/15/26	1,247	1,181,533
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.875%	03/15/28	114	106,634
Talos Production LLC/Talos Production Finance, Inc., Sec’d. Notes	11.000%	04/03/22	65	62,127
Transocean Guardian Ltd., Sr. Sec’d. Notes, 144A	5.875%	01/15/24	26	24,895
Transocean Pontus Ltd., Sr. Sec’d. Notes, 144A	6.125%	08/01/25	908	876,220
Transocean, Inc., Gtd. Notes	7.500%	04/15/31	420	318,150
Transocean, Inc., Gtd. Notes	9.350%	12/15/41	505	420,413
Transocean, Inc., Gtd. Notes, 144A	7.250%	11/01/25	2,120	1,849,700
Transocean, Inc., Gtd. Notes, 144A	7.500%	01/15/26	2,053	1,801,508
Transocean, Inc., Gtd. Notes, 144A	9.000%	07/15/23	529	526,355
Tullow Oil PLC (Ghana), Gtd. Notes, 144A	7.000%	03/01/25	579	537,023
Ultra Resources, Inc., Gtd. Notes, 144A	6.875%	04/15/22	1,453	508,550
Ultra Resources, Inc., Gtd. Notes, 144A	7.125%	04/15/25	896	268,800
W&T Offshore, Inc., Sec’d. Notes, 144A	9.750%	11/01/23	389	340,375
Whiting Petroleum Corp., Gtd. Notes	6.625%	01/15/26	178	152,635
WPX Energy, Inc., Sr. Unsec’d. Notes	5.750%	06/01/26	560	506,800
WPX Energy, Inc., Sr. Unsec’d. Notes	6.000%	01/15/22	1,050	1,021,125
WPX Energy, Inc., Sr. Unsec’d. Notes	8.250%	08/01/23	900	940,500

				64,079,531

Oil & Gas Services — 0.3%
CSI Compressco LP/CSI Compressco Finance, Inc., Sr. Sec’d. Notes, 144A	7.500%	04/01/25	160	148,799
KCA Deutag UK Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	7.250%	05/15/21	483	391,230
KCA Deutag UK Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	9.875%	04/01/22	269	220,580
Nine Energy Service, Inc., Sr. Unsec’d. Notes, 144A	8.750%	11/01/23	425	403,750
SESI LLC, Gtd. Notes	7.750%	09/15/24	154	122,430
Telford Offshore Ltd. (United Arab Emirates), Series B, Sr. Sec’d. Notes, Cash coupon 1.000% or PIK 13.000%	14.000%	02/12/24	486	242,847
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A	6.250%	12/01/24	28	26,810
USA Compression Partners LP/USA Compression Finance Corp., Gtd. Notes, 144A(a)	6.875%	04/01/26	119	114,240
Weatherford International LLC, Gtd. Notes	6.800%	06/15/37	2	1,050
Weatherford International LLC, Gtd. Notes, 144A	9.875%	03/01/25	104	63,180
Weatherford International Ltd., Gtd. Notes	5.950%	04/15/42	310	157,713
Weatherford International Ltd., Gtd. Notes	6.500%	08/01/36	75	39,000
Weatherford International Ltd., Gtd. Notes	6.750%	09/15/40	141	72,615
Weatherford International Ltd., Gtd. Notes	7.000%	03/15/38	19	9,833
Weatherford International Ltd., Gtd. Notes	8.250%	06/15/23	47	28,200

				2,042,277

Packaging & Containers — 1.3%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125%	09/15/23	2,600	2,333,499
ARD Securities Finance SARL (Luxembourg), Sr. Sec’d. Notes, Cash coupon 8.750% or PIK 8.750%, 144A	8.750%	01/31/23	927	783,667

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Packaging & Containers (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.000%		02/15/25	1,000	$923,119
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250%		05/15/24	2,325	2,319,188
Berry Global, Inc., Sec’d. Notes	5.125%		07/15/23	385	380,784
BWAY Holding Co., Sr. Sec’d. Notes, 144A	5.500%		04/15/24	210	197,399
Crown Americas LLC/Crown Americas Capital Corp. VI, Gtd. Notes, 144A(a)	4.750%		02/01/26	81	76,343
Flex Acquisition Co., Inc., Sr. Unsec’d. Notes, 144A	6.875%		01/15/25	142	126,380
Intertape Polymer Group, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.000%		10/15/26	253	249,838
OI European Group BV, Gtd. Notes, 144A	4.000%		03/15/23	260	243,100
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.375%		01/15/25	200	190,000
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375%		08/15/25	489	484,110
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Gtd. Notes, 144A(a)	7.000%		07/15/24	500	476,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	5.750%		10/15/20	780	778,181
Sealed Air Corp., Gtd. Notes, 144A	5.125%		12/01/24	120	117,750

					9,679,608

Pharmaceuticals — 1.3%
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.625%		12/01/21	215	211,775
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.875%		05/15/23	3,351	3,099,675
Bausch Health Cos., Inc., Gtd. Notes, 144A	6.125%		04/15/25	125	109,063
Bausch Health Cos., Inc., Gtd. Notes, 144A	9.000%		12/15/25	610	606,950
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	5.500%		11/01/25	119	110,968
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	7.000%		03/15/24	132	133,320
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%		07/15/23	1,466	1,117,826
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%		02/01/25	661	474,268
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750%		01/15/22	243	202,298
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375%		01/15/23	1,050	798,000
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A(a)	7.250%		01/15/22	159	137,535
NVA Holdings, Inc., Gtd. Notes, 144A	6.875%		04/01/26	2,130	1,906,350
Valeant Pharmaceuticals International, Gtd. Notes, 144A	8.500%		01/31/27	217	210,490
Valeant Pharmaceuticals International, Gtd. Notes, 144A	9.250%		04/01/26	319	319,000

					9,437,518

Pipelines — 3.4%
Andeavor Logistics LP, Series A, Jr. Sub. Notes	6.875%	(ff)	— (rr)	480	427,199
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375%		09/15/24	700	652,749
Buckeye Partners LP, Jr. Sub. Notes	6.375%	(ff)	01/22/78	545	442,795
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	5.875%		03/31/25	836	831,819
Cheniere Energy Partners LP, Gtd. Notes, 144A	5.625%		10/01/26	225	210,375

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Cheniere Energy Partners LP, Sr. Sec’d. Notes	5.250%		10/01/25	235	$219,138
CNX Midstream Partners LP/CNX Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	6.500%		03/15/26	880	835,999
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	5.750%		04/01/25	431	399,753
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.250%		04/01/23	70	67,375
DCP Midstream LP, Series A, Jr. Sub. Notes	7.375%	(ff)	— (rr)	481	428,090
DCP Midstream Operating LP, Gtd. Notes(a)	3.875%		03/15/23	688	645,000
DCP Midstream Operating LP, Gtd. Notes	5.600%		04/01/44	650	562,250
DCP Midstream Operating LP, Gtd. Notes, 144A	6.450%		11/03/36	900	873,000
DCP Midstream Operating LP, Gtd. Notes, 144A	6.750%		09/15/37	390	384,150
Delek Logistics Partners LP/Delek Logistics Finance Corp., Gtd. Notes	6.750%		05/15/25	710	688,700
Energy Transfer LP, Sr. Sec’d. Notes	4.250%		03/15/23	271	260,838
Energy Transfer LP, Sr. Sec’d. Notes	5.875%		01/15/24	740	752,950
Energy Transfer Operating LP, Series B, Jr. Sub. Notes(a)	6.625%	(ff)	— (rr)	482	397,650
EnLink Midstream Partners LP, Series C, Jr. Sub. Notes	6.000%	(ff)	— (rr)	505	367,080
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%		06/01/25	276	248,824
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.400%		04/01/24	219	206,382
EnLink Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.850%		07/15/26	130	117,230
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.600%		04/01/44	185	151,976
Enterprise Products Operating LLC, Series D, Gtd. Notes	4.875%	(ff)	08/16/77	177	146,538
Enterprise Products Operating LLC, Gtd. Notes	5.375%	(ff)	02/15/78	338	279,471
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.625%		06/15/24	214	183,505
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%		05/15/23	381	352,425
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750%		08/01/22	125	121,875
Holly Energy Partners LP/Holly Energy Finance Corp., Gtd. Notes, 144A	6.000%		08/01/24	319	312,620
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%		02/15/21	615	584,250
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.875%		08/15/27	1,050	989,625
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	7.768%		12/15/37	1,200	1,368,000
NuStar Logistics LP, Gtd. Notes	5.625%		04/28/27	395	368,338
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes(a)	6.875%		05/15/23	226	222,045
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875%		04/15/40	3,025	3,161,125
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	7.500%		07/15/38	350	395,500
SemGroup Corp., Gtd. Notes	6.375%		03/15/25	95	87,638
SemGroup Corp., Gtd. Notes(a)	7.250%		03/15/26	435	406,725
SemGroup Corp./Rose Rock Finance Corp., Gtd. Notes	5.625%		07/15/22	140	131,950
SemGroup Corp./Rose Rock Finance Corp., Gtd. Notes	5.625%		11/15/23	331	301,210

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes(a)	5.500%	08/15/22	293	$278,350
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	5.750%	04/15/25	336	309,120
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	09/15/24	350	343,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	01/15/28	2,150	2,064,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%	11/15/23	66	61,133
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.000%	01/15/28	245	221,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.125%	02/01/25	99	92,813
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.250%	05/01/23	649	636,020
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.375%	02/01/27	65	60,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.750%	03/15/24	900	913,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.875%	04/15/26	147	142,958
TransMontaigne Partners LP/TLP Finance Corp., Gtd. Notes	6.125%	02/15/26	213	190,635

				24,899,229

Private Equity — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	5.875%	02/01/22	761	745,780
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	6.250%	02/01/22	203	200,463
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	6.375%	12/15/25	167	160,738
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	6.750%	02/01/24	166	164,340

				1,271,321

Real Estate — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875%	11/15/25	1,425	1,375,125
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750%	12/01/25	1,525	1,490,688
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250%	02/15/26	1,825	1,559,280
Kennedy-Wilson, Inc., Gtd. Notes	5.875%	04/01/24	243	227,205
WeWork Cos., Inc., Gtd. Notes, 144A(a)	7.875%	05/01/25	300	266,250

				4,918,548

Real Estate Investment Trusts (REITs) — 1.0%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	5.000%	03/15/24	261	255,780
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	05/15/27	535	522,963
Equinix, Inc., Sr. Unsec’d. Notes	5.875%	01/15/26	249	250,868
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%	05/01/25	424	394,320
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	1,100	1,087,911
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24	690	655,500

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc., Gtd. Notes, 144A	4.875%	09/15/27	348	$303,630
Iron Mountain, Inc., Gtd. Notes, 144A	5.250%	03/15/28	264	232,980
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%	01/15/28	1,500	1,312,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.000%	10/15/27	950	868,656
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.250%	08/01/26	1,050	989,625
Sabra Health Care LP, Gtd. Notes	5.125%	08/15/26	425	393,877
SBA Communications Corp., Sr. Unsec’d. Notes	4.875%	09/01/24	300	282,000

				7,550,610

Retail — 4.3%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375%	10/01/23	500	495,000
Beacon Roofing Supply, Inc., Gtd. Notes, 144A(a)	4.875%	11/01/25	1,525	1,340,094
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000%	10/01/24	900	846,000
CEC Entertainment, Inc., Gtd. Notes(a)	8.000%	02/15/22	2,500	2,187,500
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750%	05/01/25	153	153,765
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes(a)	6.750%	06/15/23	400	322,000
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes(a)	6.500%	05/01/21	750	615,000
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes(a)	6.750%	01/15/22	1,000	815,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(a)	8.625%	06/15/20	1,750	1,251,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(a)	8.625%	06/15/20	750	536,250
Golden Nugget, Inc., Gtd. Notes, 144A(a)	8.750%	10/01/25	2,200	2,112,000
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750%	10/15/24	2,996	2,823,731
IRB Holding Corp., Gtd. Notes, 144A(a)	6.750%	02/15/26	978	855,750
L Brands, Inc., Gtd. Notes(a)	5.250%	02/01/28	575	491,625
L Brands, Inc., Gtd. Notes	6.750%	07/01/36	4,290	3,496,350
L Brands, Inc., Gtd. Notes	6.875%	11/01/35	200	167,040
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000%	10/15/21	767	316,388
Party City Holdings, Inc., Gtd. Notes, 144A(a)	6.625%	08/01/26	457	415,870
Penske Automotive Group, Inc., Gtd. Notes(a)	5.500%	05/15/26	907	843,510
PetSmart, Inc., Gtd. Notes, 144A(a)	7.125%	03/15/23	1,637	953,553
PetSmart, Inc., Gtd. Notes, 144A	8.875%	06/01/25	326	189,080
PetSmart, Inc., Sr. Sec’d. Notes, 144A(a)	5.875%	06/01/25	2,877	2,078,633
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(a)	10.250%	06/30/20	960	878,400
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125%	04/01/23	3,050	2,409,500
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500%	11/01/23	350	336,875
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%	12/01/25	1,725	1,587,000
Staples, Inc., Gtd. Notes, 144A(a)	8.500%	09/15/25	1,340	1,208,948
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%	06/01/24	1,525	1,418,250

				31,144,362

Semiconductors — 0.2%
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	760	743,850
Qorvo, Inc., Gtd. Notes, 144A	5.500%	07/15/26	147	140,385

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Semiconductors (continued)
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250%	02/15/26	293	$294,465

				1,178,700

Software — 2.1%
Camelot Finance SA, Sr. Unsec’d. Notes, 144A	7.875%	10/15/24	700	675,499
First Data Corp., Sec’d. Notes, 144A	5.750%	01/15/24	743	724,425
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%	01/15/24	51	49,088
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, Gtd. Notes, 144A	10.000%	11/30/24	689	721,728
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A(a)	7.125%	05/01/21	4,762	4,631,046
Infor US, Inc., Gtd. Notes	6.500%	05/15/22	3,313	3,204,168
Infor US, Inc., Sr. Sec’d. Notes, 144A	5.750%	08/15/20	255	255,765
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125%	07/15/23	484	471,363
Nuance Communications, Inc., Gtd. Notes	5.625%	12/15/26	490	465,500
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	101	100,874
Open Text Corp. (Canada), Gtd. Notes, 144A	5.875%	06/01/26	480	470,400
Rackspace Hosting, Inc., Gtd. Notes, 144A(a)	8.625%	11/15/24	1,105	861,900
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375%	10/15/24	2,300	2,317,250
Solera LLC/Solera Finance, Inc., Sr. Unsec’d. Notes, 144A	10.500%	03/01/24	337	358,905

				15,307,911

Telecommunications — 7.7%
Anixter, Inc., Gtd. Notes, 144A	6.000%	12/01/25	775	769,188
Avaya, Inc., Escrow Shares, First Lien^(a)(d)	—%	04/01/19	1,282	128
C&W Senior Financing DAC (Ireland), Sr. Unsec’d. Notes, 144A	6.875%	09/15/27	1,125	1,032,188
CenturyLink, Inc., Series T, Sr. Unsec’d. Notes	5.800%	03/15/22	150	144,375
CenturyLink, Inc., Series S, Sr. Unsec’d. Notes	6.450%	06/15/21	155	154,613
CenturyLink, Inc., Series W, Sr. Unsec’d. Notes(a)	6.750%	12/01/23	51	49,151
CenturyLink, Inc., Series Y, Sr. Unsec’d. Notes(a)	7.500%	04/01/24	259	249,935
Cincinnati Bell, Inc., Gtd. Notes, 144A(a)	7.000%	07/15/24	737	608,025
Cincinnati Bell, Inc., Sr. Unsec’d. Notes, 144A(a)	8.000%	10/15/25	236	194,699
CommScope Technologies LLC, Gtd. Notes, 144A	5.000%	03/15/27	1,337	1,082,970
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25	1,018	926,380
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	392	358,680
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	1,725	1,164,375
Digicel Ltd. (Jamaica), Gtd. Notes, 144A(a)	6.750%	03/01/23	2,150	1,701,188
DKT Finance ApS (Denmark), Sr. Sec’d. Notes, 144A	9.375%	06/17/23	525	536,813
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	2,605	2,357,525
Frontier Communications Corp., Sec’d. Notes, 144A(a)	8.500%	04/01/26	395	345,625
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	01/15/23	135	76,275
Frontier Communications Corp., Sr. Unsec’d. Notes	7.625%	04/15/24	49	25,235
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	10.500%	09/15/22	281	195,295

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	11.000%	09/15/25	984	$612,491
Goodman Networks, Inc., Sr. Sec’d. Notes	8.000%	05/11/22	431	150,785
GTT Communications, Inc., Gtd. Notes, 144A(a)	7.875%	12/31/24	2,270	1,963,550
Hughes Satellite Systems Corp., Gtd. Notes	6.625%	08/01/26	328	300,530
Hughes Satellite Systems Corp., Sr. Sec’d. Notes	5.250%	08/01/26	158	144,768
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	6.500%	10/01/24	285	266,475
Intelsat Connect Finance SA (Luxembourg), Gtd. Notes, 144A(a)	9.500%	02/15/23	929	798,940
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	5.500%	08/01/23	1,077	936,990
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	8.500%	10/15/24	1,276	1,237,720
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750%	07/15/25	2,286	2,292,401
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	8.000%	02/15/24	562	578,860
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	68	61,880
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(a)	8.125%	06/01/23	409	316,975
Level 3 Financing, Inc., Gtd. Notes	5.250%	03/15/26	712	651,480
Level 3 Financing, Inc., Gtd. Notes	5.375%	01/15/24	509	484,823
Level 3 Financing, Inc., Gtd. Notes	5.625%	02/01/23	590	579,675
Nokia OYJ (Finland), Sr. Unsec’d. Notes	4.375%	06/12/27	270	251,100
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39	229	232,435
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000%	04/01/24	2,315	2,361,300
Plantronics, Inc., Gtd. Notes, 144A(a)	5.500%	05/31/23	350	325,500
Qwest Capital Funding, Inc., Gtd. Notes	7.750%	02/15/31	260	211,900
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	3,090	2,920,050
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	3,170	3,344,350
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	11/15/22	843	827,261
Sprint Corp., Gtd. Notes	7.125%	06/15/24	2,238	2,216,381
Sprint Corp., Gtd. Notes	7.250%	09/15/21	519	531,197
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25	3,527	3,527,000
Sprint Corp., Gtd. Notes	7.625%	03/01/26	550	543,125
Sprint Corp., Gtd. Notes	7.875%	09/15/23	1,014	1,040,618
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	627	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	590	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	459	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	251	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	251	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	208	—
T Mobile USA. Inc., Escrow Shares, Sr. Unsec’d. Notes^	—%	07/09/99	207	—
Telecom Italia Capital SA (Italy), Gtd. Notes	6.000%	09/30/34	391	338,215
Telecom Italia Capital SA (Italy), Gtd. Notes	6.375%	11/15/33	597	538,870
Telecom Italia Capital SA (Italy), Gtd. Notes	7.200%	07/18/36	174	166,170
Telecom Italia Capital SA (Italy), Gtd. Notes	7.721%	06/04/38	113	112,224
T-Mobile USA, Inc., Gtd. Notes	4.500%	02/01/26	529	485,358

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
T-Mobile USA, Inc., Gtd. Notes	4.750%	02/01/28	251	$227,155
T-Mobile USA, Inc., Gtd. Notes	5.125%	04/15/25	459	445,804
T-Mobile USA, Inc., Gtd. Notes	5.375%	04/15/27	207	199,755
T-Mobile USA, Inc., Gtd. Notes(a)	6.000%	04/15/24	208	208,000
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24	441	450,923
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26	627	639,540
ViaSat, Inc., Sr. Unsec’d. Notes, 144A	5.625%	09/15/25	250	230,000
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	5.000%	01/20/26	7,836	6,442,759
Windstream Services LLC/Windstream Finance Corp., Sec’d. Notes, 144A	9.000%	06/30/25	593	401,758
Xplornet Communications, Inc. (Canada), Gtd. Notes, Cash coupon 9.625% or PIK 10.625%, 144A	9.625%	06/01/22	3,361	3,278,403

				55,848,157

Textiles — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China), Sr. Sec’d. Notes, 144A	7.500%	05/01/25	800	748,400

Toys/Games/Hobbies — 0.1%
Mattel, Inc., Gtd. Notes, 144A	6.750%	12/31/25	420	374,720
Mattel, Inc., Sr. Unsec’d. Notes(a)	3.150%	03/15/23	200	164,000

				538,720

Transportation — 0.2%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Greece), Sr. Sec’d. Notes, 144A	7.375%	01/15/22	850	535,500
XPO Logistics, Inc., Gtd. Notes, 144A	6.125%	09/01/23	1,000	964,500

				1,500,000

Trucking & Leasing — 0.8%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500%	01/15/23	2,100	2,037,000
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500%	08/01/22	165	158,400
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000%	08/01/24	335	324,113
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%	08/15/22	580	561,151
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500%	02/15/24	2,815	2,716,475

				5,797,139

TOTAL CORPORATE BONDS (cost $711,204,343)				648,569,173

			Shares

COMMON STOCKS — 0.8%
Aerospace & Defense — 0.0%
Remington Outdoor Co., Inc.*^			2,148	17,678

Banks — 0.1%
Concordia Private Placement*^			45,609	849,616

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers — 0.4%
Vistra Energy Corp.*(a)	114,449	$2,619,738

Media — 0.0%
Mood Media Corp.*^	26,250	5,250
Mood Media Corp.*^	21,428	4,286

		9,536

Oil & Gas Services — 0.0%
Telford Offshore Holdings Ltd.*^	25,654	32,068

Oil, Gas & Consumable Fuels — 0.0%
Penn Virginia Corp.*	3,552	192,021
Penn Virginia Corp. NPV*	1,873	101,254
Ultra Petroleum Corp.*(a)	38,499	29,263

		322,538

Pharmaceuticals — 0.0%
Advanz Pharma Corp. (Canada)*	4,369	83,448

Retail — 0.1%
Claire’s Private Placement*^	795	689,003

Software — 0.1%
Avaya Holdings Corp.*	55,101	802,271

Wireless Telecommunication Services — 0.1%
Goodman Networks, Inc.*^	27,103	—
NII Holdings, Inc.*(a)	90,376	398,558

		398,558

TOTAL COMMON STOCKS (cost $7,883,099)		5,824,454

PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%	26,000	660,400

Retail — 0.1%
Claire’s Stores, Inc. (CVT)^	449	714,660

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^	32,246	322

TOTAL PREFERRED STOCKS (cost $1,024,354)		1,375,382

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RIGHTS* — 0.0%	Units	Value
Independent Power & Renewable Electricity Producers
Vistra Energy Corp., expiring 01/23/27^ (cost $0)	179,373	$134,530

TOTAL LONG-TERM INVESTMENTS (cost $775,755,370)		708,813,488

	Shares

SHORT-TERM INVESTMENTS — 19.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,149,507	6,149,507
PGIM Institutional Money Market Fund (cost $133,219,289; includes $132,934,059 of cash collateral for securities on loan)(b)(w)	133,208,881	133,195,560

TOTAL SHORT-TERM INVESTMENTS (cost $139,368,796)		139,345,067

TOTAL INVESTMENTS — 116.7% (cost $915,124,166)		848,158,555
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (16.7)%		(121,367,413)

NET ASSETS — 100.0%		$726,791,142

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $10,044,039 and 1.4% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,173,624; cash collateral of $132,934,059 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(kk)	Represents an escrow position to be exchanged for an equity security as part of a bond restructuring.

(p)	Interest rate not available as of December 31, 2018.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
93	5 Year U.S. Treasury Notes	Mar. 2019	$10,665,938	$180,708
103	2 Year U.S. Treasury Notes	Mar. 2019	21,868,188	149,297
152	10 Year U.S. Treasury Notes	Mar. 2019	18,546,375	353,875
7	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,124,593	59,265

				743,145

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
5	20 Year U.S. Treasury Bonds	Mar. 2019	$730,000	$(33,125)

				$710,020

Forward foreign currency exchange contract outstanding at December 31, 2018:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contract:
Euro, Expiring 01/10/19	Citibank, N.A.	EUR	17	$19,338	$19,567	$—	$(229)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$530,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$18,922,985	$—
Bank Loans	—	28,393,401	4,965,873
Convertible Bonds	—	627,690	—
Corporate Bonds	—	645,938,420	2,630,753
Common Stocks	4,125,299	101,254	1,597,901
Preferred Stocks	660,400	—	714,982
Rights	—	—	134,530
Affiliated Mutual Funds	139,345,067	—	—
Other Financial Instruments*
Futures Contracts	710,020	—	—
OTC Forward Foreign Currency Exchange Contract	—	(229)	—

Total	$144,840,786	$693,983,521	$10,044,039

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Rights
Balance as of 12/31/17	$5,127,789	$28,184	$40,050	$107,379	$134,530
Realized gain (loss)	(2,117,721)	2,617	—	—	—
Change in unrealized appreciation (depreciation)	1,822,200	564,024	605,903	343,853	—
Purchases/Exchanges/Issuances	3,728,968	2,048,955	951,948	263,750	—
Sales/Paydowns	(1,525,901)	(2,617)	—	—	—
Accrued discount/premium	26,661	16,714	—	—	—
Transfers into Level 3	1,410,265	—	—	—	—
Transfers out of Level 3	(3,506,388)	(27,124)	—	—	—

Balance as of 12/31/18	$4,965,873	$2,630,753	$1,597,901	$714,982	$134,530

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(179,454)	$564,956	$605,903	$343,853	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2018	Valuation Methodology	Unobservable Inputs
Bank Loans	$4,941,757	Market Approach	Single Broker Indicative Quote
Bank Loans	24,116	Pricing at Cost	Unadjusted Purchase Price
Corporate Bonds	2,630,625	Formula Pricing	Single Broker Indicative Quote
Corporate Bonds	128	Worthless	Estimated Future Distributions
Common Stocks	849,616	Discount Pricing	Discretionary Discount Rate
Common Stocks	689,003	Formula Pricing	Multiple Broker Quotes
Common Stocks	32,068	Market Approach	Single Broker Indicative Quote
Common Stocks	17,678	Discount Pricing	Estimated Future Distributions
Common Stocks	9,536	Stale Pricing	Unadjusted Last Trade Price
Common Stock	—	Worthless	Estimated Future Distributions
Preferred Stocks	714,660	Market Approach	Single Broker Indicative Quote
Preferred Stocks	322	Enterprise Value	EBITDA Multiple
Rights	134,530	Market Approach	Single Broker Indicative Quote

	$10,044,039

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,410,265	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Bank Loans	$3,506,388	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Corporate Bonds	$27,124	L3 to L2	Model Price to Official Close

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (18.3% represents investments purchased with collateral from securities on loan)	19.2%
Media	10.1
Oil & Gas	9.6
Telecommunications	7.9
Healthcare-Services	5.3
Retail	4.8
Commercial Services	4.6

Entertainment	3.7%
Chemicals	3.5
Pipelines	3.4
Electric	3.3
Software	2.6
Collateralized Loan Obligations	2.6
Diversified Financial Services	2.6
Foods	2.5
Home Builders	2.5
Computers	2.4
Aerospace & Defense	2.4
Mining	2.2
Building Materials	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Auto Parts & Equipment	1.6%
Packaging & Containers	1.3
Pharmaceuticals	1.3
Auto Manufacturers	1.2
Banks	1.1
Real Estate Investment Trusts (REITs)	1.0
Lodging	1.0
Engineering & Construction	0.9
Iron/Steel	0.9
Trucking & Leasing	0.8
Real Estate	0.7
Gas	0.7
Internet	0.6
Distribution/Wholesale	0.5
Machinery-Diversified	0.5
Home Furnishings	0.4
Metal Fabricate/Hardware	0.4
Independent Power & Renewable Electricity Producers	0.4
Household Products/Wares	0.4
Machinery-Construction & Mining	0.4
Miscellaneous Manufacturing	0.4
Oil & Gas Services	0.3
Healthcare-Products	0.2
Transportation	0.2
Private Equity	0.2
Semiconductors	0.2
Agriculture	0.2

Electronics	0.2%
Insurance	0.2
Biotechnology	0.2
Energy-Alternate Sources	0.1
Coal	0.1
Housewares	0.1
Textiles	0.1
Forest Products & Paper	0.1
Capital Markets	0.1
Toys/Games/Hobbies	0.1
Advertising	0.1
Leisure Time	0.1
Airlines	0.1
Wireless Telecommunication Services	0.1
Oil, Gas & Consumable Fuels	0.0	*
Electrical Components & Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Environmental Control	0.0	*
Investment Companies	0.0	*
Office/Business Equipment	0.0	*
Internet Software & Services	0.0	*
Beverages	0.0	*

	116.7
Liabilities in excess of other assets	(16.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$134,530		—	$—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	229
Interest rate contracts	Due from/to broker — variation margin futures	743,145	*	Due from/to broker — variation margin futures	33,125	*

Total		$877,675			$33,354

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures
Equity contracts	$(894)	$—
Interest rate contracts	—	(2,191,418)

Total	$(894)	$(2,191,418)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	$(229)
Interest rate contracts	836,434	—

Total	$836,434	$(229)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Sold(2)
$53,804,460	$146,000	$3,868

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$129,173,624	$(129,173,624)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A	$—	$(229)	$(229)	$—	$(229)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $129,173,624:
Unaffiliated investments (cost $775,755,370)	$708,813,488
Affiliated investments (cost $139,368,796)	139,345,067
Cash	66,337
Deposit with broker for centrally cleared/exchange-traded derivatives	530,000
Dividends and interest receivable	12,608,156
Receivable for investments sold	936,594
Receivable for Portfolio shares sold	186,311
Due from broker-variation margin futures	98,922
Prepaid expenses	6,557

Total Assets	862,591,432

LIABILITIES:
Payable to broker for collateral for securities on loan	132,934,059
Payable for investments purchased	2,241,924
Accrued expenses and other liabilities	379,342
Management fees payable	207,756
Distribution fee payable	30,310
Payable for Portfolio shares repurchased	6,301
Affiliated transfer agent fee payable	369
Unrealized depreciation on OTC forward foreign currency contracts	229

Total Liabilities	135,800,290

NET ASSETS	$726,791,142

Net assets were comprised of:
Partners Equity	$726,791,142

Net asset value and redemption price per share, $726,791,142 / 73,647,647 outstanding shares of beneficial interest	$9.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$57,757,430
Income from securities lending, net (including affiliated income of $888,803)	1,021,715
Affiliated dividend income	442,051
Unaffiliated dividend income	122,332
Miscellaneous income	11,048

59,354,576

EXPENSES
Management fees	4,991,907
Distribution fee	2,188,646
Custodian and accounting fees	234,746
Audit fee	52,200
Trustees’ fees	18,239
Shareholders’ reports	13,538
Legal fees and expenses	12,882
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	36,360

Total expenses	7,555,505

NET INVESTMENT INCOME (LOSS)	51,799,071

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,678)	(5,701,226)
Futures transactions	(2,191,418)
Foreign currency transactions	(16,287)

(7,908,931)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,043))	(59,381,565)
Futures	836,434
Forward currency contracts	(229)
Foreign currencies	11,708

(58,533,652)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(66,442,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,643,512)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$51,799,071	$69,306,387
Net realized gain (loss) on investment and foreign currency transactions	(7,908,931)	12,907,330
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(58,533,652)	5,067,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,643,512)	87,281,652

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [7,085,850 and 7,171,933 shares, respectively]	71,983,734	70,248,987
Portfolio share repurchased [28,589,661 and 39,298,892 shares, respectively]	(288,473,131)	(391,829,920)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(216,489,397)	(321,580,933)

CAPITAL CONTRIBUTIONS	4,364	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(231,128,545)	(234,299,281)
NET ASSETS:
Beginning of year	957,919,687	1,192,218,968

End of year	$726,791,142	$957,919,687

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 101.1% ASSET-BACKED SECURITIES — 4.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	5,000	$4,952,437
Hertz Vehicle Financing II LP, Series 2016-1A, Class A, 144A	2.320%		03/25/20	6,759	6,743,364
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	7,692	7,666,409
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	6,300	6,261,138
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	13,800	13,826,733
Santander Drive Auto Receivables Trust, Series 2018-2, Class C	3.350%		07/17/23	3,450	3,453,608

					42,903,689

Collateralized Loan Obligations — 2.9%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A	3.706%	(c)	07/15/30	6,000	5,940,202
Apidos CLO (Cayman Islands), Series 2015-23A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.256%	(c)	01/15/27	7,000	6,925,976
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A	3.696%	(c)	07/16/29	3,750	3,712,623
Atrium (Cayman Islands), Series 8A, Class AR, 3 Month LIBOR + 1.350%, 144A	3.827%	(c)	10/23/24	8,675	8,678,761
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A	3.437%	(c)	04/23/31	5,000	4,921,549
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 3 Month LIBOR + 1.040%, 144A	3.489%	(c)	07/17/28	3,500	3,451,730
Battalion CLO Ltd, Series 2018-12A, Class A1, 3 Month LIBOR + 1.070%, 144A	3.710%	(c)	05/17/31	16,000	15,765,278
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A	3.686%	(c)	10/15/30	3,750	3,738,848
Bowman Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A	3.857%	(c)	11/23/25	8,000	7,985,178
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.820%, 144A	3.269%	(c)	01/17/28	6,000	5,940,464
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A	3.419%	(c)	04/17/31	10,000	9,836,010
CIFC Funding Ltd. (Cayman Islands), Series 2013-3RA, Class A1, 3 Month LIBOR + 0.980%, 144A	3.467%	(c)	04/24/31	5,000	4,925,952
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class AR, 3 Month LIBOR + 0.870%, 144A	3.320%	(c)	04/19/29	18,000	17,760,173
Greenwood Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class A2, 3 Month LIBOR + 1.010%, 144A	3.446%	(c)	04/15/31	6,000	5,908,990

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.538%	(c)	04/26/31	9,000	$8,847,430
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A1R, 3 Month LIBOR + 1.000%, 144A	3.582%	(c)	02/05/31	1,000	982,867
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1RR, 3 Month LIBOR + 1.030%, 144A	3.520%	(c)	04/25/31	7,500	7,373,787
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A	3.757%	(c)	10/23/29	3,500	3,477,164
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.245%	(c)	01/18/28	5,000	4,932,454
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.892%	(c)	10/15/28	17,850	17,690,600
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.472%	(c)	02/20/31	8,000	7,897,696
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.750%, 144A	4.219%	(c)	04/20/28	4,750	4,777,506
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.646%	(c)	01/16/31	5,000	4,962,720
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	7,000	6,930,664
Ocean Trails CLO (Cayman Islands), Series 2014-5A, Class ARR, 3 Month LIBOR + 1.280%, 144A	3.788%	(c)	10/13/31	7,750	7,714,056
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.250%, 144A	3.719%	(c)	10/22/30	5,000	4,973,654
OZLM Ltd. (Cayman Islands), Series 2014-7RA, Class A1R, 3 Month LIBOR + 1.010%, 144A	3.459%	(c)	07/17/29	4,250	4,201,368
OZLM Ltd. (Cayman Islands), Series 2014-9A, Class A1AR, 3 Month LIBOR + 1.280%, 144A	3.749%	(c)	10/20/31	29,500	29,289,751
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A	3.770%	(c)	10/30/30	3,500	3,480,913
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A	3.739%	(c)	07/20/30	5,500	5,463,927
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1A, 3 Month LIBOR + 1.100%, 144A	3.362%	(c)	07/16/31	17,000	16,746,872
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.220%, 144A	3.834%	(c)	11/14/29	250	249,103
Prudential PLC (United Kingdom), Series 2018-1A, Class A, 3 Month LIBOR + 1.150%, 144A	3.643%	(c)	07/15/31	4,250	4,202,592
Romark WM-R Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A	3.499%	(c)	04/20/31	10,000	9,833,860

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A	3.709%	(c)	07/20/30	4,250	$4,238,067
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	3.786%	(c)	05/15/26	5,809	5,809,391
Sound Point CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 3 Month LIBOR + 1.070%, 144A	3.578%	(c)	01/26/31	4,000	3,942,369
Telos CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A	3.749%	(c)	07/17/26	9,000	8,995,603
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	01/20/31	6,500	6,422,077
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class ARR, 3 Month LIBOR + 1.260%, 144A	4.047%	(c)	01/15/32	13,500	13,408,371
Venture CLO Ltd. (Cayman Islands), Series 2016-24A, Class A1D, 3 Month LIBOR + 1.420%, 144A	3.889%	(c)	10/20/28	6,000	5,976,122
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A	3.460%	(c)	04/25/31	6,000	5,891,980
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-3A, Class A1A, 3 Month LIBOR + 1.250%, 144A	4.070%	(c)	01/20/32	10,000	9,909,648
Zais CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A	3.726%	(c)	04/15/30	2,000	1,989,196

					326,103,542

Consumer Loans — 0.1%
Marlette Funding Trust, Series 2018-4A, Class A, 144A	3.710%		12/15/28	2,831	2,836,981
PNMAC FMSR Issuer Trust, Series 2018-FT1, Class A, 1 Month LIBOR + 2.350%, 144A	4.856%	(c)	04/25/23	880	880,499
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 Month LIBOR + 2.850%, 144A	5.356%	(c)	02/25/23	2,560	2,565,500

					6,282,980

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7	3.960%		10/13/30	5,000	5,246,994

Home Equity Loans — 0.2%
Accredited Mortgage Loan Trust, Series 2004-2, Class A2, 1 Month LIBOR + 0.600%	3.106%	(c)	07/25/34	8,042	7,945,098
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1, 1 Month LIBOR + 0.640%	3.146%	(c)	05/25/34	1,421	1,393,201
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W4, Class M1, 1 Month LIBOR + 1.200%	3.706%	(c)	10/25/33	1,961	1,923,605
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2, 1 Month LIBOR + 0.700%	3.206%	(c)	09/25/34	970	924,973

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	3.226%	(c)	12/25/34	2,360	$2,330,268
Morgan Stanley ABS Capital I, Inc. Trust, Series 2002-HE3, Class A2, 1 Month LIBOR + 1.080%	3.586%	(c)	03/25/33	247	238,375
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	3.406%	(c)	05/25/34	3,356	3,338,268
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-OP1, Class M1, 1 Month LIBOR + 1.125%	3.631%	(c)	09/25/32	1,433	1,427,800
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 144A	4.000%	(cc)	12/25/57	3,278	3,294,709

					22,816,297

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1, 1 Month LIBOR + 0.960%	3.466%	(c)	09/25/34	410	409,457
Countrywide Asset-Backed Certificates Trust, Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%	3.286%	(c)	11/25/34	969	967,371
Countrywide Asset-Backed Certificates Trust, Series 2004-ECC2, Class M1, 1 Month LIBOR + 0.900%	3.406%	(c)	12/25/34	2,424	2,435,722
CSMC Trust, Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A	5.499%	(c)	12/26/46	16,522	16,694,320
CSMC Trust, Series 2018-11R, 144A^	3.774%	(cc)	08/25/37	5,500	5,500,000
CSMC Trust, Series 2018-RPL8, Class A1, 144A	4.070%		07/25/58	3,918	3,911,999
LSFVT, Series 2018-1, 1 Month LIBOR + 2.000%^	3.982%	(c)	04/01/21	11,064	11,031,219
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 144A	2.750%	(cc)	01/25/61	4,874	4,762,129
Mill City Mortgage Loan Trust, Series 2018-1, Class A1, 144A	3.250%	(cc)	05/25/62	5,697	5,638,882
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC5, Class M1, 1 Month LIBOR + 0.900%	3.406%	(c)	05/25/34	948	933,481
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57	9,542	9,284,409
Towd Point Mortgage Trust, Series 2018-2, Class A1, 144A	3.250%	(cc)	03/25/58	9,886	9,740,103
Towd Point Mortgage Trust, Series 2018-3, Class A1, 144A	3.750%	(cc)	05/25/58	10,343	10,336,175
Towd Point Mortgage Trust, Series 2018-5, Class A1, 144A	3.250%	(cc)	07/25/58	2,228	2,188,922
Towd Point Mortgage Trust, Series 2018-6, Class A1A, 144A	3.750%	(cc)	03/25/58	7,549	7,553,264

					91,387,453

TOTAL ASSET-BACKED SECURITIES (cost $494,505,042)					494,740,955

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A3	2.903%		07/15/49	6,500	$6,246,461
BANK, Series 2017-BNK6, Class A4	3.254%		07/15/60	9,500	9,224,322
Benchmark Mortgage Trust, Series 2018-B1, Class A1	2.560%		01/15/51	4,856	4,795,862
Benchmark Mortgage Trust, Series 2018-B2, Class A4	3.615%		02/15/51	25,000	25,065,468
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A1	1.501%		05/10/58	3,077	3,029,095
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2	3.585%		12/10/54	16,500	16,377,088
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4	3.635%		10/10/47	5,485	5,549,898
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	9,822	9,522,969
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A4	3.818%		11/10/48	23,320	23,683,734
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5	3.717%		09/15/48	1,000	1,013,122
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	10,000	9,673,276
Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A3	2.896%		11/15/49	20,000	19,061,388
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A3	3.063%		04/15/49	32,535	31,582,356
Cold Storage Trust, Series 2017-ICE3, Class A, 1 Month LIBOR + 1.000%, 144A	3.455%	(c)	04/15/36	18,000	17,678,174
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	25,578	24,764,081
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	4,920	4,956,654
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	7,800	7,762,584
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	6,500	6,484,273
Commercial Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	820	829,303
Commercial Mortgage Trust, Series 2015-LC23, Class A4	3.774%		10/10/48	5,000	5,073,652
Commercial Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	6,190	6,313,796
Commercial Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49	12,335	12,458,249
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	4,800	4,740,015
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4	3.191%		11/15/50	12,600	12,141,105
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A3	4.151%		11/15/51	51,825	53,479,389
CSMC Trust, Series 2016-NXSR, Class A3	3.501%		12/15/49	5,500	5,442,638
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(cc)	01/25/25	5,490	5,461,083
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	9,800	9,685,312
Fannie Mae-Aces, Series 2016-M11, Class A2	2.369%	(cc)	07/25/26	8,325	7,813,997
Fannie Mae-Aces, Series 2018-M1, Class A2	2.986%	(cc)	12/25/27	13,411	13,116,983
Fannie Mae-Aces, Series 2018-M4, Class A2	3.043%	(cc)	03/25/28	10,325	10,039,334
Fannie Mae-Aces, Series 2018-M8, Class A2	3.325%	(cc)	06/25/28	20,866	20,745,803
Fannie Mae-Aces, Series 2018-M14, Class A2	3.578%	(cc)	08/25/28	37,800	38,535,331
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	3,100	3,023,187

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,100	$1,066,028
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class AM	3.300%	(cc)	10/25/26	9,157	9,144,950
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2	3.224%		03/25/27	49,550	49,435,559
FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2	3.194%		07/25/27	24,765	24,590,964
FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2	3.444%		12/25/27	18,063	18,219,198
FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2	3.600%		01/25/28	15,000	15,307,938
FHLMC Multifamily Structured Pass-Through Certificates, Series K081, Class A2	3.900%	(cc)	08/25/28	9,500	9,901,119
FHLMC Multifamily Structured Pass-Through Certificates, Series K083, Class A2	4.050%	(cc)	09/25/28	27,250	28,739,510
FHLMC Multifamily Structured Pass-Through Certificates, Series K083, Class AM	4.030%	(cc)	10/25/28	10,900	11,425,512
FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class AM	3.880%	(cc)	10/25/28	29,900	30,974,908
FHLMC Multifamily Structured Pass-Through Certificates, Series K085, Class AM	4.060%	(cc)	10/25/28	17,600	18,447,943
FHLMC Multifamily Structured Pass-Through Certificates, Series K086, Class A2	3.859%	(cc)	11/25/28	43,200	44,889,487
FHLMC Multifamily Structured Pass-Through Certificates, Series K086, Class AM	3.919%	(cc)	11/25/28	7,300	7,586,226
FHLMC Multifamily Structured Pass-Through Certificates, Series K151, Class A3	3.511%		04/25/30	4,810	4,777,847
GS Mortgage Securities Trust, Series 2014-GC20, Class A5	3.998%		04/10/47	5,951	6,139,964
GS Mortgage Securities Trust, Series 2015-GC34, Class A4	3.506%		10/10/48	28,890	28,804,994
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%		10/10/49	17,450	16,365,160
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	1,085	1,086,487
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A3	3.098%		11/15/47	8,000	7,988,298
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A4A1	3.373%		11/15/47	1,500	1,494,476
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A2	2.734%		02/15/48	8,130	8,069,253
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	6,400	6,402,451
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3	3.109%		07/15/50	20,000	19,853,244
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A	2.881%		06/15/49	18,800	18,061,030
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A4A2, 144A	3.538%		07/15/47	5,000	5,026,054
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A4	2.627%		08/15/49	14,258	13,374,035
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	12,200	12,194,670
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	414	413,605

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%	08/15/46	4,870	$4,847,363
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%	12/15/47	4,000	3,998,956
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4	3.249%	02/15/48	3,500	3,450,159
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4	3.753%	12/15/47	3,447	3,487,570
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3	3.058%	05/15/49	22,000	21,319,791
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A4	2.840%	11/15/49	2,500	2,382,141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459%	12/15/49	10,000	9,902,237
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%	11/15/49	22,250	21,047,812
Morgan Stanley Capital I Trust, Series 2018-L1, Class A3	4.139%	10/15/51	23,700	24,403,835
UBS Commercial Mortgage Trust, Series 2017-C7, Class A4	3.679%	12/15/50	28,350	28,270,509
UBS Commercial Mortgage Trust, Series 2018-C8, Class A1	2.659%	02/15/51	6,954	6,903,402
UBS Commercial Mortgage Trust, Series 2018-C8, Class A3	3.720%	02/15/51	12,550	12,570,261
UBS Commercial Mortgage Trust, Series 2018-C12, Class A2	4.152%	08/15/51	3,250	3,357,314
UBS Commercial Mortgage Trust, Series 2018-C14, Class A3	4.180%	12/15/51	50,000	51,724,970
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%	03/10/46	11,223	11,119,186
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%	06/15/48	9,808	9,733,580
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3	3.411%	09/15/58	7,000	6,957,650
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4	3.498%	07/15/58	7,000	7,003,408
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A3	2.834%	06/15/49	26,700	25,498,585
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%	07/15/48	16,000	15,089,429
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%	12/15/49	12,500	12,467,321
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%	12/15/59	20,000	19,603,198
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A2	2.495%	10/15/50	9,626	9,445,624
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%	11/15/50	11,215	11,001,637

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,178,309,748)				1,180,736,830

CORPORATE BONDS — 29.6%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%	10/01/21	1,780	1,791,104

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Aerospace & Defense — 0.4%
General Dynamics Corp., Gtd. Notes(a)	3.375%		05/15/23		11,605	$11,685,298
United Technologies Corp., Sr. Unsec’d. Notes	4.125%		11/16/28		28,650	28,383,590

						40,068,888

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.557%		08/15/27		10,000	8,877,464
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22		3,165	3,096,595
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450%		06/12/25		5,000	4,821,173

						16,795,232

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983%		10/19/23		1,265	1,321,083
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%		07/12/22		140	142,098
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625%		03/15/22		3,940	3,855,645

						5,318,826

Auto Manufacturers — 0.8%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.300%		05/19/25		3,295	3,099,801
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.750%		11/05/21		10,000	10,034,094
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25		16,530	14,889,909
General Motors Co., Sr. Unsec’d. Notes	5.000%		10/01/28		20,000	18,950,600
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36		3,385	3,295,307
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25		10,246	9,709,328
General Motors Financial Co., Inc., Gtd. Notes	4.350%		04/09/25		8,000	7,579,643
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	4.200%		11/06/21		10,000	9,995,500
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	3.875%		11/13/20		4,575	4,597,320
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	4.000%		11/12/21		5,965	5,961,296

						88,112,798

Auto Parts & Equipment — 0.0%
Lear Corp., Sr. Unsec’d. Notes	5.250%		01/15/25		3,767	3,869,654

Banks — 9.5%
Banco Santander SA (Spain), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545%	(c)	04/12/23		2,200	2,157,285
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848%		04/12/23		3,200	3,109,324
Bank of America Corp., Jr. Sub. Notes	6.100%	(ff)	—	(rr)	6,000	5,910,000
Bank of America Corp., Jr. Sub. Notes	6.300%	(ff)	—	(rr)	2,160	2,193,804
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		7,430	7,317,503
Bank of America Corp., Sr. Unsec’d. Notes, GMTN(h)	3.593%	(ff)	07/21/28		22,790	21,612,194
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.970%	(ff)	03/05/29		15,000	14,580,568
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24		13,420	13,602,878
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.271%	(ff)	07/23/29		87,941	87,528,251
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25		11,000	10,658,285
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25		27,310	26,603,933

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24		1,700	$1,686,060
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		5,525	5,461,989
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.460%	2.896%	(c)	04/13/21		1,600	1,590,417
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	3.100%		04/13/21		1,775	1,774,109
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, 144A	3.750%		07/20/23		8,890	8,873,798
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23		350	336,300
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.610%	(ff)	02/15/23		6,610	6,554,219
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.972%	(ff)	05/16/29		15,740	15,176,155
BB&T Corp., Sr. Unsec’d. Notes, MTN	3.200%		09/03/21		5,500	5,494,600
BB&T Corp., Sr. Unsec’d. Notes, MTN	3.750%		12/06/23		18,000	18,151,453
Capital One NA, Sr. Unsec’d. Notes	2.950%		07/23/21		880	865,526
Citigroup, Inc., Jr. Sub. Notes	5.950%	(ff)	—	(rr)	8,500	8,202,500
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26		11,000	10,155,072
Citigroup, Inc., Sr. Unsec’d. Notes	3.520%	(ff)	10/27/28		33,000	30,775,493
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26		6,960	6,691,790
Citigroup, Inc., Sr. Unsec’d. Notes	4.075%	(ff)	04/23/29		50,700	49,328,592
Citigroup, Inc., Sub. Notes	3.875%		03/26/25		7,000	6,770,320
Citigroup, Inc., Sub. Notes	4.400%		06/10/25		37,264	36,468,197
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		6,545	6,308,181
Credit Agricole SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/24/23		5,750	5,626,606
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	2.997%	(ff)	12/14/23		10,695	10,177,227
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%		01/29/20		3,500	3,468,279
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	3.250%		09/26/23		1,750	1,773,387
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26		3,250	2,980,239
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26		2,100	2,049,989
Discover Bank, Sub. Notes	7.000%		04/15/20		1,665	1,733,417
Fifth Third Bank, Sr. Unsec’d. Notes	3.950%		07/28/25		9,900	10,032,686
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(ff)	—	(rr)	8,000	7,730,160
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25		14,200	13,586,164
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.814%	(ff)	04/23/29		31,650	29,549,238
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27		240	225,755
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.223%	(ff)	05/01/29		10,300	9,912,600
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24		7,320	7,155,788
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24		1,995	1,968,613
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25		15,410	14,756,981
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.583%	(ff)	06/19/29		3,800	3,766,705
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22		4,535	4,687,666
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(ff)	—	(rr)	7,000	6,912,500

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Jr. Sub. Notes, 3 Month LIBOR + 3.470%	5.990%	(c)	—	(rr)	717	$707,141
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%		01/23/25		6,000	5,716,236
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26		7,500	7,063,243
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29		34,000	32,194,737
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%		07/15/25		21,695	21,498,114
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.452%	(ff)	12/05/29		90,560	92,112,630
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27		13,365	13,156,625
KeyCorp, Sr. Unsec’d. Notes, MTN	4.100%		04/30/28		3,700	3,704,892
KeyCorp, Sr. Unsec’d. Notes, MTN	4.150%		10/29/25		19,020	19,319,598
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.998%		02/22/22		9,350	9,219,081
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.761%		07/26/23		4,900	4,922,594
Morgan Stanley, Jr. Sub. Notes	5.450%	(ff)	—	(rr)	8,000	7,780,960
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23		3,200	3,194,359
Morgan Stanley, Sr. Unsec’d. Notes, GMTN(a)	3.772%	(ff)	01/24/29		72,775	69,629,286
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25		20,954	20,672,171
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26		5,000	4,623,170
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.591%	(ff)	07/22/28		19,000	17,964,571
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		10,565	10,267,113
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23		1,165	1,166,683
Morgan Stanley, Sub. Notes, MTN	5.000%		11/24/25		19,009	19,382,852
PNC Bank NA, Sub. Notes	4.050%		07/26/28		18,310	18,393,048
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN	3.200%		04/30/21		1,120	1,119,885
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.450%		12/03/21		8,910	9,064,371
State Street Corp., Sr. Unsec’d. Notes	4.141%	(ff)	12/03/29		10,000	10,321,900
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%		01/18/23		2,090	2,043,760
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes(a)	3.936%		10/16/23		16,000	16,281,269
SunTrust Bank, Sr. Unsec’d. Notes	3.689%	(ff)	08/02/24		5,000	4,979,842
SunTrust Bank, Sr. Unsec’d. Notes(a)	4.050%		11/03/25		2,720	2,765,942
SunTrust Banks, Inc., Sr. Unsec’d. Notes	4.000%		05/01/25		12,080	12,118,817
Svenska Handelsbanken AB (Sweden), Gtd. Notes	3.900%		11/20/23		7,500	7,568,412
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25		9,005	8,971,704
US Bancorp, Sr. Unsec’d. Notes, MTN	2.375%		07/22/26		5,942	5,419,087
US Bancorp, Sr. Unsec’d. Notes, MTN	3.900%		04/26/28		4,185	4,236,022
US Bancorp, Sr. Unsec’d. Notes, MTN(a)	3.950%		11/17/25		18,150	18,531,361
US Bank NA, Sr. Unsec’d. Notes	2.800%		01/27/25		14,685	14,110,306

						1,054,254,578

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	3.650%		02/01/26		1,595	1,508,149
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.000%		04/13/28		16,255	15,548,453
Constellation Brands, Inc., Gtd. Notes	4.650%		11/15/28		10,000	9,958,850
Diageo Capital PLC (United Kingdom), Gtd. Notes	3.875%		05/18/28		7,205	7,335,456
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	4.057%		05/25/23		10,380	10,344,070

						44,694,978

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	2,640	$2,398,967
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	4,500	4,486,332
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	6,470	6,555,563
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	5,625	5,639,737
Celgene Corp., Sr. Unsec’d. Notes	2.750%	02/15/23	325	310,980
Celgene Corp., Sr. Unsec’d. Notes	3.250%	08/15/22	7,315	7,181,744
Celgene Corp., Sr. Unsec’d. Notes	3.875%	08/15/25	12,500	12,033,280
Celgene Corp., Sr. Unsec’d. Notes	3.900%	02/20/28	10,000	9,379,768
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	5,500	5,490,811

				53,477,182

Building Materials — 0.1%
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.900%	02/14/26	880	863,024
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	640	647,730
USG Corp., Gtd. Notes, 144A	5.500%	03/01/25	5,000	5,037,500

				6,548,254

Chemicals — 1.1%
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	1,877	1,933,310
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	2,000	1,939,985
Dow Chemical Co. (The), Sr. Unsec’d. Notes, 144A(a)	4.550%	11/30/25	2,000	2,034,639
Dow Chemical Co. (The), Sr. Unsec’d. Notes, 144A(a)	4.800%	11/30/28	27,030	27,502,082
DowDuPont, Inc., Sr. Unsec’d. Notes	4.205%	11/15/23	30,970	31,655,977
DowDuPont, Inc., Sr. Unsec’d. Notes	4.725%	11/15/28	10,000	10,324,016
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	16,796	16,876,517
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%	04/15/24	5,000	5,351,043
Mosaic Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/23	3,295	3,311,894
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	785	757,753
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.375%	03/15/25	4,672	4,389,345
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.500%	06/01/23	6,000	5,893,150
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.000%	12/15/26	5,000	4,874,891
WR Grace & Co., Gtd. Notes, 144A	5.125%	10/01/21	805	796,950

				117,641,552

Commercial Services — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.700%	11/01/23	5,950	5,621,095
ERAC USA Finance LLC, Gtd. Notes, 144A	3.800%	11/01/25	2,445	2,397,461
IHS Markit Ltd., Sr. Unsec’d. Notes	4.125%	08/01/23	8,830	8,739,934
Total System Services, Inc., Sr. Unsec’d. Notes	4.000%	06/01/23	2,910	2,905,284
United Rentals North America, Inc., Gtd. Notes	4.625%	10/15/25	7,300	6,515,250

				26,179,024

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23	7,725	7,469,540
Apple, Inc., Sr. Unsec’d. Notes	2.900%	09/12/27	8,916	8,380,221

				15,849,761

Diversified Financial Services — 0.5%
American Express Co., Sr. Unsec’d. Notes	3.700%	08/03/23	11,770	11,804,035
CDP Financial, Inc. (Canada), Gtd. Notes	3.150%	07/24/24	3,765	3,793,460
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	4.000%	02/01/29	20,000	20,339,065
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%	01/20/23	2,280	2,331,230

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services (continued)
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec’d. Notes	4.150%	01/23/30	8,650	$7,417,472
Nuveen LLC, Gtd. Notes, 144A	4.000%	11/01/28	6,515	6,713,229
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A	2.750%	04/16/21	1,750	1,751,712
Private Export Funding Corp., Sr. Unsec’d. Notes, 144A	2.650%	02/16/21	4,645	4,648,707

				58,798,910

Electric — 1.6%
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.950%	06/01/28	4,765	4,772,106
AEP Transmission Co. LLC, Sr. Unsec’d. Notes(a)	3.100%	12/01/26	2,485	2,401,010
Ameren Illinois Co., First Mortgage	3.800%	05/15/28	8,850	9,002,898
American Electric Power Co., Inc., Sr. Unsec’d. Notes	3.650%	12/01/21	3,925	3,954,479
Atlantic City Electric Co., First Mortgage	4.000%	10/15/28	7,940	8,167,005
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	4.250%	11/01/28	6,480	6,566,501
Consumers Energy Co., First Mortgage	3.800%	11/15/28	12,000	12,289,526
Dominion Energy, Inc., Sr. Unsec’d. Notes	3.900%	10/01/25	11,130	11,088,847
DTE Energy Co., Sr. Unsec’d. Notes	3.700%	08/01/23	6,650	6,603,439
Duke Energy Carolinas LLC, First Mortgage	3.950%	11/15/28	2,150	2,205,725
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	7,175	6,869,015
Duke Energy Florida LLC, First Mortgage	3.800%	07/15/28	6,750	6,817,459
Duke Energy Progress LLC, First Mortgage(a)	3.250%	08/15/25	7,140	6,947,840
Duke Energy Progress LLC, First Mortgage	3.700%	09/01/28	3,980	4,020,406
Entergy Louisiana LLC, Collateral Trust	3.250%	04/01/28	445	427,851
Eversource Energy, Sr. Unsec’d. Notes	4.250%	04/01/29	6,975	7,100,887
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	750	757,845
Florida Power & Light Co., First Mortgage	3.125%	12/01/25	13,148	13,026,476
Indiana Michigan Power Co., Sr. Unsec’d. Notes	3.850%	05/15/28	4,400	4,424,796
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.100%	09/26/28	8,000	8,175,244
Kentucky Utilities Co., First Mortgage	3.300%	10/01/25	2,150	2,093,710
Louisville Gas & Electric Co., First Mortgage	3.300%	10/01/25	3,065	3,005,843
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	5,465	4,739,399
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	4,380	3,753,856
PacifiCorp, First Mortgage	3.350%	07/01/25	2,270	2,223,740
PSEG Power LLC, Gtd. Notes	3.850%	06/01/23	8,065	8,071,572
Sempra Energy, Sr. Unsec’d. Notes	3.400%	02/01/28	10,000	9,136,988
Southwestern Electric Power Co., Sr. Unsec’d. Notes	4.100%	09/15/28	5,000	5,017,705
State Grid Overseas Investment 2013 Ltd. (China), Sr. Unsec’d. Notes	3.125%	05/22/23	2,000	1,965,400
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	01/15/22	5	4,946
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.100%	05/15/25	3,400	3,305,421
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.150%	01/15/26	3,900	3,766,282
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%	12/01/26	5,115	4,962,560

				177,666,777

Electronics — 0.0%
Trimble, Inc., Sr. Unsec’d. Notes	4.150%	06/15/23	3,440	3,458,201

Foods — 0.2%
JM Smucker Co. (The), Sr. Unsec’d. Notes	3.000%	03/15/22	655	639,082
Kellogg Co., Sr. Unsec’d. Notes	4.300%	05/15/28	10,000	9,970,055
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	10,980	10,625,951

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Foods (continued)
Tyson Foods, Inc., Sr. Unsec’d. Notes	3.900%	09/28/23	4,310	$4,304,000

				25,539,088

Gas — 0.0%
Southern California Gas Co., First Mortgage	3.200%	06/15/25	3,300	3,274,828

Healthcare-Products — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	6,270	6,215,530
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	4,120	4,068,898
Abbott Laboratories, Sr. Unsec’d. Notes	3.875%	09/15/25	5,198	5,263,421
Stryker Corp., Sr. Unsec’d. Notes	3.375%	11/01/25	8,000	7,734,207
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	3.550%	04/01/25	7,500	7,128,401

				30,410,457

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	7,000	7,096,196
Anthem, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	7,315	7,197,757
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	9,975	9,784,203
Cigna Holding Co., Gtd. Notes	3.050%	10/15/27	10,500	9,604,707
Cigna Holding Co., Gtd. Notes	3.250%	04/15/25	5,000	4,751,767
HCA, Inc., Sr. Sec’d. Notes	4.500%	02/15/27	2,325	2,197,125
Humana, Inc., Sr. Unsec’d. Notes	3.950%	03/15/27	3,345	3,268,011
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	17,530	17,397,318
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	125	124,772
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500%	03/30/25	14,145	13,793,635
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.000%	10/01/20	1,180	1,194,750
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.500%	02/15/24	7,740	7,789,538
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	11,273	11,411,280
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.850%	06/15/28	6,205	6,272,624

				101,883,683

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	13,855	13,651,961

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	12,315	11,790,984
Arch Capital Finance LLC, Gtd. Notes	4.011%	12/15/26	2,370	2,366,569
CNA Financial Corp., Sr. Unsec’d. Notes	3.950%	05/15/24	18,885	18,709,916
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,016,044
Markel Corp., Sr. Unsec’d. Notes	3.625%	03/30/23	355	352,859
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,591,249
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	3,500	3,454,873
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,632,232
Progressive Corp. (The), Sr. Unsec’d. Notes	4.000%	03/01/29	13,060	13,436,396
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,160,557
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	709,213
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	530,330

				63,751,222

Lodging — 0.0%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,292,700

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Media — 1.8%
21st Century Fox America, Inc., Gtd. Notes	3.700%		10/15/25	650	$654,043
CBS Corp., Gtd. Notes	2.500%		02/15/23	2,500	2,355,455
CBS Corp., Gtd. Notes	3.700%		08/15/24	5,000	4,858,836
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%		05/01/27	4,000	3,880,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.200%		03/15/28	24,000	22,608,025
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%		07/23/25	20,925	20,806,977
Comcast Corp., Gtd. Notes	3.000%		02/01/24	8,200	7,994,510
Comcast Corp., Gtd. Notes	3.150%		02/15/28	4,675	4,390,680
Comcast Corp., Gtd. Notes	3.375%		08/15/25	1,735	1,690,619
Comcast Corp., Gtd. Notes	3.950%		10/15/25	5,000	5,059,187
Comcast Corp., Gtd. Notes(h)	4.150%		10/15/28	59,625	60,545,166
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%		08/15/24	6,000	5,772,022
Discovery Communications LLC, Gtd. Notes	3.950%		03/20/28	29,512	27,364,670
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750%		02/14/19	2,525	2,539,098
Viacom, Inc., Sr. Unsec’d. Notes	3.125%		06/15/22	2,000	1,946,302
Viacom, Inc., Sr. Unsec’d. Notes	3.875%		12/15/21	1,100	1,106,585
Viacom, Inc., Sr. Unsec’d. Notes	4.250%		09/01/23	5,000	4,980,487
Warner Media LLC, Gtd. Notes	3.600%		07/15/25	12,300	11,649,600
Warner Media LLC, Gtd. Notes	3.800%		02/15/27	3,265	3,063,560
Warner Media LLC, Gtd. Notes	4.000%		01/15/22	1,720	1,741,151
Warner Media LLC, Gtd. Notes	4.750%		03/29/21	265	271,683

					195,278,656

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%	(ff)	10/19/75	1,360	1,388,655

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%		03/15/22	2,675	2,601,438

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	4,485	4,353,455
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.200%		07/18/20	1,230	1,210,517
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23	445	434,391

					5,998,363

Oil & Gas — 1.1%
BP Capital Markets America, Inc., Gtd. Notes	3.790%		02/06/24	10,625	10,739,638
BP Capital Markets America, Inc., Gtd. Notes	3.796%		09/21/25	12,505	12,565,209
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.000%		08/15/22	895	849,633
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.250%		04/15/27	4,950	4,508,570
Concho Resources, Inc., Gtd. Notes	3.750%		10/01/27	2,305	2,169,844
Concho Resources, Inc., Gtd. Notes	4.300%		08/15/28	23,512	22,999,466
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22	8,511	8,293,546
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41	470	445,655
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	3.150%		04/01/25	6,155	5,952,873

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	11,418	$11,719,136
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22	1,630	1,643,027
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	870	908,498
Helmerich & Payne, Inc., Gtd. Notes, 144A	4.650%	03/15/25	1,930	1,967,933
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24	2,000	2,229,721
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	2,925	2,814,243
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	9,155	9,197,994
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%	07/23/20	1,610	1,574,580
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	2,000	1,991,940
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.950%	07/15/22	2,000	2,005,938
Shell International Finance BV (Netherlands), Gtd. Notes	3.875%	11/13/28	10,715	11,011,270
Valero Energy Corp., Sr. Unsec’d. Notes	4.350%	06/01/28	7,335	7,266,504

				122,855,218

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes
Co-Obligor, Inc., Sr. Unsec’d. Notes	2.773%	12/15/22	1,140	1,093,713
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,400	1,380,927
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	6,500	6,415,762
Schlumberger Investment SA, Gtd. Notes, 144A	2.400%	08/01/22	7,000	6,721,532

				15,611,934

Packaging & Containers — 0.1%
Westrock Co., Gtd. Notes, 144A	4.650%	03/15/26	12,590	12,782,390
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	775	797,612

				13,580,002

Pharmaceuticals — 3.6%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,030	1,002,221
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	19,796	18,988,022
AbbVie, Inc., Sr. Unsec’d. Notes	4.250%	11/14/28	30,000	29,123,925
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	2,055	2,022,208
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%	06/15/24	13,400	12,583,370
Cigna Corp., Gtd. Notes, 144A	4.125%	11/15/25	9,000	8,987,325
Cigna Corp., Gtd. Notes, 144A	4.375%	10/15/28	83,200	83,664,331
CVS Health Corp., Sr. Unsec’d. Notes(a)	3.875%	07/20/25	11,328	11,039,139
CVS Health Corp., Sr. Unsec’d. Notes	4.100%	03/25/25	29,600	29,304,661
CVS Health Corp., Sr. Unsec’d. Notes	4.300%	03/25/28	79,100	77,328,877
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	13,395	12,425,941
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	3.625%	05/15/25	9,000	9,057,403
McKesson Corp., Sr. Unsec’d. Notes	3.650%	11/30/20	20,775	20,874,340
Mylan, Inc., Gtd. Notes, 144A	4.550%	04/15/28	26,730	24,913,062
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	18,110	17,119,692
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	10,350	9,365,940
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.400%	11/26/23	7,060	7,137,325

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	5.000%	11/26/28	25,000	$25,534,002

				400,471,784

Pipelines — 1.4%
Energy Transfer Operating LP, Gtd. Notes	4.950%	06/15/28	26,825	26,245,935
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	13,795	13,911,902
Enterprise Products Operating LLC, Gtd. Notes	4.150%	10/16/28	29,750	29,600,097
EQM Midstream Partners LP, Sr. Unsec’d. Notes	4.750%	07/15/23	1,925	1,920,861
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%	10/01/21	4,200	4,318,928
Kinder Morgan, Inc., Gtd. Notes	4.300%	03/01/28	23,956	23,446,630
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	1,885	1,912,446
MPLX LP, Sr. Unsec’d. Notes	4.000%	03/15/28	720	674,820
MPLX LP, Sr. Unsec’d. Notes	4.125%	03/01/27	2,980	2,837,299
MPLX LP, Sr. Unsec’d. Notes	4.800%	02/15/29	6,830	6,813,175
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22	9,837	9,658,526
ONEOK Partners LP, Gtd. Notes	5.000%	09/15/23	2,525	2,601,732
ONEOK, Inc., Gtd. Notes	4.000%	07/13/27	1,535	1,464,128
ONEOK, Inc., Gtd. Notes	4.550%	07/15/28	5,000	4,935,009
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.600%	11/01/24	2,185	2,079,379
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.500%	03/15/25	5,000	4,773,073
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.750%	03/15/24	4,340	4,460,120
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.000%	03/15/28	3,610	3,530,000
Valero Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/28	4,255	4,166,329
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.600%	03/15/22	1,580	1,550,312
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	09/15/25	6,884	6,646,930

				157,547,631

Real Estate Investment Trusts (REITs) — 0.4%
Boston Properties LP, Sr. Unsec’d. Notes	4.500%	12/01/28	10,400	10,633,454
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650%	06/15/24	3,750	3,641,708
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.850%	02/01/25	5,575	5,388,825
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	1,097	1,106,324
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	04/15/25	5,035	5,025,552
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	6,500	6,516,250
Ventas Realty LP, Gtd. Notes	4.400%	01/15/29	8,035	7,994,854
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	6,040	6,267,304

				46,574,271

Retail — 0.4%
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.200%	05/15/28	5,295	5,015,413
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.900%	12/06/28	28,000	28,679,160
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	3,938	3,860,384
Walmart, Inc., Sr. Unsec’d. Notes	3.700%	06/26/28	11,535	11,707,257

				49,262,214

Savings & Loans — 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	2,500	2,502,423

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.625%	01/15/24	12,000	$11,353,210
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	5,000	4,925,000

				16,278,210

Software — 1.1%
Fiserv, Inc., Sr. Unsec’d. Notes	3.500%	10/01/22	4,556	4,524,597
Fiserv, Inc., Sr. Unsec’d. Notes	3.800%	10/01/23	6,050	6,087,676
Fiserv, Inc., Sr. Unsec’d. Notes	4.200%	10/01/28	7,455	7,440,059
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	08/08/26	9,044	8,432,149
Microsoft Corp., Sr. Unsec’d. Notes	2.700%	02/12/25	23,586	22,876,004
Microsoft Corp., Sr. Unsec’d. Notes	2.875%	02/06/24	10,000	9,905,730
Microsoft Corp., Sr. Unsec’d. Notes(h)	3.125%	11/03/25	51,607	51,041,654
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	5,880	5,902,294

				116,210,163

Telecommunications — 1.3%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20	1,875	1,907,541
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	21,425	20,174,912
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	3	2,934
AT&T, Inc., Sr. Unsec’d. Notes	4.300%	02/15/30	62,023	58,610,849
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25	4,000	3,640,000
Level 3 Financing, Inc., Gtd. Notes(a)	6.125%	01/15/21	1,750	1,750,000
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%	09/08/21	3,690	3,798,191
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.376%	02/15/25	2,782	2,699,677
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.329%	09/21/28	47,000	47,193,160
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	1,950	1,924,817

				141,702,081

Transportation — 0.2%
CSX Corp., Sr. Unsec’d. Notes	4.250%	03/15/29	12,200	12,386,679
Union Pacific Corp., Sr. Unsec’d. Notes	3.950%	09/10/28	10,000	9,986,364

				22,373,043

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.200%	07/15/20	1,865	1,855,699
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.125%	08/01/23	6,020	6,009,366

				7,865,065

Water — 0.1%
American Water Capital Corp., Sr. Unsec’d. Notes	3.000%	12/01/26	13,140	12,445,712

TOTAL CORPORATE BONDS (cost $3,298,878,754)				3,284,876,521

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS — 0.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839%		01/01/41	6,500	$7,504,510

California — 0.1%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%		04/01/49	2,930	3,987,671
State of California, General Obligation Unlimited, BABs	7.625%		03/01/40	5,800	8,257,982

					12,245,653

Colorado — 0.1%
Regional Transportation District Co. Sales Tax, Revenue Bonds, BABs	5.844%		11/01/50	2,895	3,825,192

Massachusetts — 0.0%
Massachusetts State Water Pollution Abatement, Revenue Bonds, BABs	5.192%		08/01/40	1,400	1,552,250

New York — 0.0%
New York City Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, BABs	5.767%		08/01/36	2,000	2,388,520

Ohio — 0.0%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	1,300	1,504,282
Ohio State Water Development Authority, Revenue Bonds, Series B-2, BABs	4.879%		12/01/34	2,000	2,197,120

					3,701,402

Oregon — 0.0%
State of Oregon Department of Transportation, Revenue Bonds, Series A, BABs	5.834%		11/15/34	500	621,550

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	4,000	4,910,720

Texas — 0.0%
San Antonio Electric & Gas, Revenue Bonds	4.427%		02/01/42	1,750	1,871,520

Washington — 0.0%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.491%		11/01/39	2,330	2,893,674

TOTAL MUNICIPAL BONDS (cost $40,096,123)					41,514,991

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Alternative Loan Trust, Series 2005-38, Class A3, 1 Month LIBOR + 0.350%	3.206%	(c)	09/25/35	3,135	2,978,657
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A	4.206%	(c)	10/25/27	1,249	1,254,563
Bellemeade Re Ltd. (Bermuda), Series 2018-1A, Class M1B, 1 Month LIBOR + 1.600%, 144A	4.106%	(c)	04/25/28	3,140	3,139,996
Bellemeade Re Ltd. (Bermuda), Series 2018-2A, Class M1A, 1 Month LIBOR + 0.950%, 144A	3.456%	(c)	08/25/28	2,250	2,244,305

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Bellemeade Re Ltd. (Bermuda), Series 2018-2A, Class M1B, 1 Month LIBOR + 1.350%, 144A	3.856%	(c)	08/25/28	750	$746,453
Bellemeade Re Ltd., Series 2018-3A, Class M1A, 1 Month LIBOR + 1.200%, 144A	3.706%	(c)	10/25/27	1,760	1,759,505
Bellemeade Re Ltd., Series 2018-3A, Class M1B, 1 Month LIBOR + 1.850%, 144A	4.356%	(c)	10/25/27	2,670	2,665,752
Central Park Funding Trust, Series 2018-1, Class A, 1 Month LIBOR + 1.500%, 144A^	3.780%	(c)	11/01/23	20,400	20,400,000
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A	4.349%	(c)	12/25/57	6,623	6,657,518
CIM Trust, Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A	4.349%	(c)	01/25/57	4,415	4,483,169
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	3,516	3,392,677
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 2A1	6.500%		10/25/37	3,800	2,665,664
CSMC Trust, Series 2018-3R, 1 Month LIBOR + 1.200%, 144A	3.547%	(c)	12/25/46	3,249	3,196,867
CSMC Trust, Series 2018-RPL9, Class A, 144A	3.850%	(cc)	09/25/57	4,969	5,029,418
Eagle Re Ltd. (Bermuda), Series 2018-1, Class M1, 1 Month LIBOR + 1.700%, 144A	3.980%	(c)	11/25/28	5,000	4,993,070
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1 Month LIBOR + 1.850%	4.356%	(c)	10/25/27	1,802	1,824,217
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	3.856%	(c)	03/25/29	2,250	2,261,232
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A, 1 Month LIBOR + 1.000%	3.506%	(c)	10/25/37	8,502	8,449,216
Home Re Ltd. (Bermuda), Series 2018-1, Class M1, 1 Month LIBOR + 1.600%, 144A	4.106%	(c)	10/25/28	1,770	1,772,156
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	4.290%	(cc)	02/25/35	3,252	3,207,870
IndyMac INDX Mortgage Loan Trust, Series 2006-AR19, Class 5A2	3.939%	(cc)	08/25/36	627	577,710
JPMorgan Mortgage Trust, Series 2018-7FRB, Class A2, 1 Month LIBOR + 0.750%, 144A	3.065%	(c)	04/25/46	1,728	1,727,693
Lehman XS Trust, Series 2006-GP4, Class 1A1, 1 Month LIBOR + 0.205%	2.711%	(c)	08/25/46	2,887	2,830,446
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A	4.099%	(c)	09/01/22	1,832	1,834,867
MetLife Securitization Trust, Series 2018-1A, Class A, 144A	3.750%	(cc)	03/25/57	2,403	2,424,702
New Residential Mortgage Loan Trust, Series 2018-2A, Class A1, 144A	4.500%	(cc)	02/25/58	2,917	2,973,690
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 1 Month LIBOR + 0.750%, 144A	3.256%	(c)	01/25/48	821	816,202
New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 144A	3.500%	(cc)	12/25/57	19,077	18,986,968
Oaktown Re II Ltd. (Bermuda), Series 2018-1A, Class M1, 1 Month LIBOR + 1.550%, 144A	4.056%	(c)	07/25/28	1,100	1,101,333
OBX Trust, Series 2018-1, Class A2, 1 Month LIBOR + 0.650%, 144A	3.156%	(c)	06/25/57	3,211	3,183,163
Radnor RE Ltd. (Bermuda), Series 2018-1, Class M1, 1 Month LIBOR + 1.400%, 144A	3.906%	(c)	03/25/28	1,020	1,017,827
STACR Trust, Series 2018-DNA3, Class M1, 1 Month LIBOR + 0.750%, 144A	3.256%	(c)	09/25/48	3,390	3,383,465

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
STACR Trust, Series 2018-HRP2, Class M1, 1 Month LIBOR + 0.850%, 144A	3.356%	(c)	02/25/47	4,150	$4,144,168
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 1A1	3.880%	(cc)	09/25/36	1,837	1,718,810
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1	4.309%	(cc)	07/25/36	1,076	1,048,498

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $129,794,126)					130,891,847

SOVEREIGN BONDS — 1.5%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	8,845	8,447,329
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	3,000	3,045,000
Export-Import Bank of India (India), Sr. Unsec’d. Notes, EMTN	2.750%		04/01/20	3,350	3,311,549
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23	5,414	5,732,072
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.250%		01/29/20	20,730	21,301,609
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21	8,900	9,392,526
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%		05/05/21	3,925	4,009,333
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN	3.750%		04/25/22	2,695	2,667,853
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN	4.750%		01/08/26	250	253,274
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22	2,500	2,474,818
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.875%		01/15/24	10,000	10,661,020
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN	2.125%		04/13/21	2,200	2,158,160
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN	2.125%		10/25/23	6,000	5,748,102
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	3.250%		04/24/23	2,000	2,017,586
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	5,710	5,603,588
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes	6.125%		03/09/21	10,400	10,999,768
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	3,000	2,986,020
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.050%		01/11/40	5,000	5,292,500
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	6,000	6,051,060
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.375%		10/23/34	2,000	2,507,598
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000%		03/23/22	3,000	3,155,070
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125%		10/15/24	11,500	11,992,430
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	4,500	4,463,325
Province of Alberta (Canada), Sr. Unsec’d. Notes	3.300%		03/15/28	2,340	2,363,573

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Province of Ontario (Canada), Sr. Unsec’d. Notes	3.400%		10/17/23	4,825	$4,922,721
Province Of Quebec (Canada), Debentures	7.125%		02/09/24	12,200	14,520,928
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	4.500%		04/23/28	4,085	4,263,719
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	6.875%		09/27/23	5,000	5,434,400
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%		10/26/21	4,030	3,879,093
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	3.250%		06/01/23	1,600	1,611,451

TOTAL SOVEREIGN BONDS (cost $172,367,043)					171,267,475

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal Home Loan Bank	3.250%		11/16/28	25,000	25,421,750
Federal Home Loan Mortgage Corp.	6.250%		07/15/32	500	667,625
Federal National Mortgage Assoc.	3.000%		11/01/46	49,645	48,402,199
Federal National Mortgage Assoc.(k)	6.250%		05/15/29	20,000	25,647,440
Federal National Mortgage Assoc.	6.625%		11/15/30	346	463,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,060,053)					100,602,802

U.S. TREASURY OBLIGATIONS — 52.4%
U.S. Treasury Bonds(h)	3.000%		08/15/48	22,490	22,383,700
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		04/15/23	239,980	235,993,041
U.S. Treasury Notes(h)	1.625%		07/31/20	940	926,671
U.S. Treasury Notes	2.125%		09/30/21	80,000	79,240,625
U.S. Treasury Notes	2.125%		05/15/25	412,375	401,292,422
U.S. Treasury Notes	2.250%		11/15/24	350,750	344,707,784
U.S. Treasury Notes	2.250%		11/15/27	794,700	767,661,572
U.S. Treasury Notes	2.500%		12/31/20	201,185	201,177,142
U.S. Treasury Notes	2.625%		12/15/21	18,120	18,201,398
U.S. Treasury Notes	2.625%		12/31/23	350,000	351,832,033
U.S. Treasury Notes	2.625%		12/31/25	200,000	200,468,750
U.S. Treasury Notes	2.750%		06/30/25	150,000	151,511,718
U.S. Treasury Notes	2.750%		02/15/28	301,750	303,305,898
U.S. Treasury Notes	2.875%		10/31/23	9,280	9,434,425
U.S. Treasury Notes	2.875%		11/30/23	662,075	673,609,591
U.S. Treasury Notes(h)	2.875%		11/30/25	1,344,445	1,368,550,482
U.S. Treasury Notes(h)(k)	3.000%		09/30/25	10,000	10,256,641
U.S. Treasury Notes	3.125%		11/15/28	581,560	603,232,194
U.S. Treasury Strips Coupon(k)	2.783%	(s)	08/15/29	9,300	6,891,311
U.S. Treasury Strips Coupon(k)	2.860%	(s)	05/15/24	40,000	34,840,117
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	9,300	6,523,039
U.S. Treasury Strips Coupon	3.042%	(s)	11/15/35	18,600	11,354,301
U.S. Treasury Strips Coupon	3.202%	(s)	08/15/40	18,600	9,662,837

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,749,003,643)					5,813,057,692

TOTAL LONG-TERM INVESTMENTS (cost $11,163,014,532)					11,217,689,113

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 2.1%	Shares	Value

AFFILIATED MUTUAL FUNDS — 2.0%
PGIM Core Ultra Short Bond Fund(w)	173,752,084	$173,752,084
PGIM Institutional Money Market Fund (cost $47,755,787; includes $47,644,353 of cash collateral for securities on loan)(b)(w)	47,760,570	47,755,794

TOTAL AFFILIATED MUTUAL FUNDS (cost $221,507,871)		221,507,878

OPTIONS PURCHASED~* — 0.1% (cost $6,154,442)		6,775,013

TOTAL SHORT-TERM INVESTMENTS (cost $227,662,313)		228,282,891

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.2% (cost $11,390,676,845)		11,445,972,004

OPTIONS WRITTEN~* — (0.3)% (premiums received $31,628,500)		(34,229,481)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.9% (cost $11,359,048,345)		11,411,742,523
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.9)%		(321,385,140)

NET ASSETS — 100.0%		$11,090,357,383

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $36,931,219 and 0.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,812,754; cash collateral of $47,644,353 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $46,447,500)	3.000%	TBA	01/14/19	$(48,000)	$(46,785,803)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	9,800	$59,886
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	6,500	37,927
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	8,248	75,963
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	8,019	73,909
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	20,048	177,019
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	39,797	381,201
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	40,360	396,769
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	8,019	82,988

Total OTC Traded (cost $91,942)							$1,285,662

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	02/20/19	$103.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	500,000	$2,555,462
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	02/20/19	$105.50	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	300,000	185,276
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	02/20/19	$103.50	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	200,000	675,652
CDX.NA.IG.31.V1, 12/20/23	Call	Deutsche Bank AG	01/16/19	0.80%	1.00	%(Q)	CDX.NA.IG.31.V1(Q)	400,000	165,122
CDX.NA.IG.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	0.90%	1.00	%(Q)	CDX.NA.IG.31.V1(Q)	500,000	1,907,839

Total OTC Swaptions (cost $6,062,500)									$5,489,351

Total Options Purchased (cost $6,154,442)									$6,775,013

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	$97.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	500,000	$(294,115)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	$98.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	500,000	(464,437)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	$95.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	300,000	(57,306)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$94.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	250,000	(21,536)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$95.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	250,000	(47,755)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$100.50	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	200,000	(724,182)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	100,000	$(92,887)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	$93.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	500,000	(556,082)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	02/20/19	$94.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	300,000	(494,943)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	02/20/19	$95.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	300,000	(720,040)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	$96.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	200,000	(622,187)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	02/20/19	$101.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	200,000	(2,446,628)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	500,000	(4,430,888)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	500,000	(6,800,570)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$95.50	5.00%(Q)	CDX.NA.HY.31.V1(Q)	300,000	(1,585,756)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	250,000	(3,043,751)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	05/15/19	$99.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	50,000	(894,913)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley & Co International PLC	01/16/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500,000	(127,508)
CDX.NA.IG.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	400,000	(102,007)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	400,000	(649,174)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500,000	(839,863)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.15%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500,000	(981,455)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	250,000	(809,024)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	250,000	(966,373)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	04/17/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	600,000	(1,503,639)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	1.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500,000	(4,952,462)

Total OTC Options Written (premiums received $31,628,500)								$(34,229,481)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3,446	5 Year U.S. Treasury Notes	Mar. 2019	$395,213,125	$1,807,954
9,633	10 Year U.S. Treasury Notes	Mar. 2019	1,175,376,516	7,429,644
692	10 Year U.S. Ultra Treasury Notes	Mar. 2019	90,014,063	1,075,752
455	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	73,098,594	708,643

				11,021,993

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
269	2 Year U.S. Treasury Notes	Mar. 2019	$57,112,063	$(76,071)
2,090	20 Year U.S. Treasury Bonds	Mar. 2019	305,140,000	(13,313,567)

				(13,389,638)

				$(2,367,645)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	100,000	0.877%	$277,045	$588,433	$ 311,388

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount# (000)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	50,000	$182,456	$1,112,711	$(930,255)	Credit Suisse International
CMBX.NA.11.AAA	11/18/54	0.500	%(M)	50,000	976,045	513,217	462,828	Morgan Stanley & Co. International PLC

					$1,158,501	$1,625,928	$(467,427)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
48,950	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(310,713)	$(310,713)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
146,515	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(53,298)	$1,133,118	$1,186,416
32,905	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(17,242)	249,260	266,502
37,430	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	10,540	254,125	243,585
65,690	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(111)	149,482	149,593
37,990	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	1,980	262,765	260,785
26,660	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	296	91,477	91,181
8,275	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	251	41,379	41,128
52,085	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(202,531)	(202,531)
18,340	09/27/21	2.330%(A)	1 Day USOIS(1)(A)	(5,096)	(20,378)	(15,282)
14,290	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(61,835)	(61,835)
113,130	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	1,341	(385,361)	(386,702)
9,115	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(18,063)	128,599	146,662
8,020	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	19,489	141,690	122,201
730	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	18,746	18,746
38,385	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	138,038	651,733	513,695
27,355	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	104,341	455,878	351,537
5,225	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	89,205	89,205
14,865	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	29,788	214,687	184,899
20,640	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(217,247)	(217,247)
4,710	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(50,060)	(50,060)
34,268	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(23,773)	(809,124)	(785,351)
54,133	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	4,036	(1,648,373)	(1,652,409)
19,965	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	15,752	(602,581)	(618,333)
20,811	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	272,073	840,182	568,109
9,845	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(6,359)	198,211	204,570
3,045	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	87,358	87,358
2,885	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	4,106	98,563	94,457
3,690	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	157,170	157,170
785	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	22,026	22,026
46,761	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(283,319)	(705,212)	(421,893)
34,768	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(392,163)	(392,163)
290	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	9,624	9,624

				$194,770	$200,413	$5,643

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,625,928	—	$462,828	$(930,255)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$47,719,775

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$42,903,689	$—
Collateralized Loan Obligations	—	326,103,542	—
Consumer Loans	—	6,282,980	—
Credit Cards	—	5,246,994	—
Home Equity Loans	—	22,816,297	—
Residential Mortgage-Backed Securities	—	74,856,234	16,531,219
Commercial Mortgage-Backed Securities	—	1,180,736,830	—
Corporate Bonds	—	3,284,876,521	—
Municipal Bonds	—	41,514,991	—
Residential Mortgage-Backed Securities	—	110,491,847	20,400,000
Sovereign Bonds	—	171,267,475	—
U.S. Government Agency Obligations	—	100,602,802	—
U.S. Treasury Obligations	—	5,813,057,692	—
Affiliated Mutual Funds	221,507,878	—	—
Options Purchased	—	6,775,013	—
Options Written	—	(34,229,481)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(46,785,803)	—
Futures Contracts	(2,367,645)	—	—
Centrally Cleared Credit Default Swap Agreements	—	311,388	—
OTC Credit Default Swap Agreements	—	1,158,501	—
Centrally Cleared Inflation Swap Agreement	—	(310,713)	—
Centrally Cleared Interest Rate Swap Agreements	—	5,643	—

Total	$219,140,233	$11,107,682,442	$36,931,219

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	52.4%
Commercial Mortgage-Backed Securities	10.6
Banks	9.5
Pharmaceuticals	3.6
Collateralized Loan Obligations	2.9
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	2.0
Residential Mortgage-Backed Securities	2.0
Media	1.8
Electric	1.6
Sovereign Bonds	1.5
Pipelines	1.4
Telecommunications	1.3
Oil & Gas	1.1
Chemicals	1.1
Software	1.1
Healthcare-Services	0.9
U.S. Government Agency Obligations	0.9
Auto Manufacturers	0.8
Insurance	0.6
Diversified Financial Services	0.5
Biotechnology	0.5
Retail	0.4
Real Estate Investment Trusts (REITs)	0.4
Beverages	0.4
Automobiles	0.4
Municipal Bonds	0.4
Aerospace & Defense	0.4
Healthcare-Products	0.3
Commercial Services	0.2

Foods	0.2%
Home Equity Loans	0.2
Transportation	0.2
Agriculture	0.2
Semiconductors	0.2
Computers	0.1
Oil & Gas Services	0.1
Housewares	0.1
Packaging & Containers	0.1
Water	0.1
Trucking & Leasing	0.1
Options Purchased	0.1
Building Materials	0.1
Consumer Loans	0.1
Multi-National	0.1
Airlines	0.1
Credit Cards	0.1
Auto Parts & Equipment	0.0	*
Electronics	0.0	*
Gas	0.0	*
Miscellaneous Manufacturing	0.0	*
Savings & Loans	0.0	*
Advertising	0.0	*
Mining	0.0	*
Lodging	0.0	*

	103.2
Options Written	(0.3)
Liabilities in excess of other assets	(2.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$311,388	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,625,928		—	—
Credit contracts	Unaffiliated investments	5,489,351		Options written outstanding, at value	34,229,481
Credit contracts	Unrealized appreciation on OTC swap agreements	462,828		Unrealized depreciation on OTC swap agreements	930,255
Interest rate contracts	Due from/to broker — variation margin futures	11,021,993	*	Due from/to broker — variation margin futures	13,389,638	*
Interest rate contracts	Due from/to broker — variation margin swaps	4,809,449	*	Due from/to broker — variation margin swaps	5,114,519	*
Interest rate contracts	Unaffiliated investments	1,285,662		—	—

Total		$25,006,599			$53,663,893

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$4,256,150	$—	$(2,340,073)
Interest rate contracts	(1,016,627)	78,080	3,298,097	5,864,211

Total	$(1,016,627)	$4,334,230	$3,298,097	$3,524,138

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$(573,149)	$(3,739,781)	$—	$4,716,559
Interest rate contracts	1,193,720	—	2,567,071	(3,097,602)

Total	$620,571	$(3,739,781)	$2,567,071	$1,618,957

(2) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$1,402,190	$2,459,200,000	$1,714,635,288	$371,864,134	$156,840,000	$80,000,000	$12,422,000	$2,992,333,400

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$46,812,754	$(46,812,754)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$5,418,290	$(10,556,809)	$(5,138,519)	$4,956,422	$(182,097)
Barclays Bank PLC	292,746	(1,775,397)	(1,482,651)	—	(1,482,651)
BNP Paribas	—	(9,828,015)	(9,828,015)	5,457,260	(4,370,755)
Citibank, N.A.	—	(1,792,899)	(1,792,899)	—	(1,792,899)
Credit Suisse International	1,112,711	(930,255)	182,456	—	182,456
Deutsche Bank AG	1,026,050	(3,043,578)	(2,017,528)	2,017,528	—
Goldman Sachs International	—	(6,456,101)	(6,456,101)	4,778,772	(1,677,329)
JPMorgan Chase Bank, N.A.	—	(649,174)	(649,174)	—	(649,174)
Morgan Stanley & Co International PLC	1,013,972	(127,508)	886,464	(886,464)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
	$8,863,769	$(35,159,736)	$(26,295,967)	$16,323,518	$(9,972,449)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $46,812,754:
Unaffiliated investments (cost $11,169,168,974)	$11,224,464,126
Affiliated investments (cost $221,507,871)	221,507,878
Cash	1,344,000
Dividends and interest receivable	61,032,458
Receivable for investments sold	56,719,329
Due from broker-variation margin futures	4,238,042
Premiums paid for OTC swap agreements	1,625,928
Unrealized appreciation on OTC swap agreements	462,828
Receivable from affiliate	21,877
Prepaid expenses	25,726

Total Assets	11,571,442,192

LIABILITIES:
Payable for Portfolio shares repurchased	348,205,158
Payable to broker for collateral for securities on loan	47,644,353
Forward commitment contracts, at value (proceeds receivable $46,447,500)	46,785,803
Options written outstanding, at value (premiums received $31,628,500)	34,229,481
Management fees payable	1,486,299
Due to broker-variation margin swaps	1,113,657
Unrealized depreciation on OTC swap agreements	930,255
Distribution fee payable	401,816
Accrued expenses and other liabilities	277,736
Payable for investments purchased	9,882
Affiliated transfer agent fee payable	369

Total Liabilities	481,084,809

NET ASSETS	$11,090,357,383

Net assets were comprised of:
Partners Equity	$11,090,357,383

Net asset value and redemption price per share, $11,090,357,383 / 1,482,317,738 outstanding shares of beneficial interest	$7.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $67,714, of which $21,877 is reimbursable by an affiliate)	$124,755,220
Affiliated dividend income	3,850,763
Income from securities lending, net (including affiliated income of $319,234)	348,120

128,954,103

EXPENSES
Management fees	17,712,011
Distribution fee	9,331,350
Custodian and accounting fees	266,076
Audit fee	52,309
Trustees’ fees	48,061
Legal fees and expenses	20,499
Shareholders’ reports	8,941
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	66,806

Total expenses	27,513,040
Less: Distribution fee waiver	(1,308,027)

Net expenses	26,205,013

NET INVESTMENT INCOME (LOSS)	102,749,090

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,259))	(7,259,677)
Futures transactions	3,298,097
Swap agreement transactions	3,524,138
Options written transactions	4,334,230

3,896,788

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $651)	506,681
Futures	2,567,071
Swap agreements	1,618,957
Options written	(3,739,781)

952,928

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	4,849,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,598,806

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$102,749,090	$80,481,880
Net realized gain (loss) on investment transactions	3,896,788	35,544,493
Net change in unrealized appreciation (depreciation) on investments	952,928	53,196,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	107,598,806	169,223,159

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,651,098,567 and 170,784,399 shares, respectively]	12,184,122,710	1,255,909,648
Portfolio share repurchased [489,497,491 and 560,674,836 shares, respectively]	(3,607,802,182)	(4,128,241,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	8,576,320,528	(2,872,332,282)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,683,919,334	(2,703,109,123)
NET ASSETS:
Beginning of year	2,406,438,049	5,109,547,172

End of year	$11,090,357,383	$2,406,438,049

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 102.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 25.6%
Automobiles — 0.8%
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C	2.690%		06/19/23	2,180	$2,153,823
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class A, 144A	3.700%		09/20/24	7,800	7,904,274
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 144A	4.000%		03/20/25	3,600	3,673,666
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	900	892,388
Hertz Vehicle Financing II LP, Series 2016-2A, Class A, 144A	2.950%		03/25/22	300	296,278
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class B, 144A	2.880%		06/15/21	2,500	2,494,386
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class B, 144A	3.710%		04/14/25	4,600	4,650,355

					22,065,170

Collateralized Loan Obligations — 17.6%
Allegro CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.100%, 144A	3.342%	(c)	07/15/31	5,000	4,924,743
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 3 Month LIBOR + 1.490%, 144A	3.926%	(c)	10/15/28	8,750	8,750,339
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A	3.716%	(c)	07/15/29	2,500	2,494,610
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A	3.736%	(c)	01/16/30	5,500	5,484,635
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A	3.437%	(c)	04/23/31	5,000	4,921,549
Battalion CLO Ltd, Series 2018-12A, Class A1, 3 Month LIBOR + 1.070%, 144A	3.710%	(c)	05/17/31	5,000	4,926,649
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 3 Month LIBOR + 1.040%, 144A	3.489%	(c)	07/17/28	9,900	9,763,464
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A	3.785%	(c)	07/18/30	5,500	5,493,897
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	3.766%	(c)	04/13/27	4,500	4,492,878
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A	3.419%	(c)	04/17/31	10,000	9,836,010
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 3 Month LIBOR + 1.450%, 144A	3.919%	(c)	01/20/29	12,000	12,004,184
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A	3.689%	(c)	07/20/31	2,750	2,736,371
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 3 Month LIBOR + 1.400%, 144A	3.845%	(c)	10/18/26	5,000	4,994,816

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	3.579%	(c)	01/22/31	5,000	$4,957,595
CIFC Funding Ltd. (Cayman Islands), Series 2018-2A, Class A1, 3 Month LIBOR + 1.040%, 144A	3.509%	(c)	04/20/31	7,000	6,860,692
Elevation CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.180%, 144A	3.616%	(c)	10/15/26	8,750	8,750,348
Elevation CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A	3.995%	(c)	04/18/27	3,750	3,755,957
Elevation CLO Ltd. (Cayman Islands), Series 2018-9A, Class A1, 3 Month LIBOR + 1.120%, 144A	3.336%	(c)	07/15/31	10,000	9,872,766
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/16/26	10,000	9,971,452
Greenwood Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class A2, 3 Month LIBOR + 1.010%, 144A	3.446%	(c)	04/15/31	15,000	14,772,476
Greywolf CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1, 144A	—%	(p)	10/20/31	21,750	21,440,084
Jackson Mill CLO Ltd (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.830%, 144A	3.266%	(c)	04/15/27	20,000	19,889,258
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 3 Month LIBOR + 1.270%, 144A	3.715%	(c)	07/18/30	20,000	19,869,358
Mariner CLO Ltd. (Cayman Islands), Series 2018-5A, Class A, 3 Month LIBOR + 1.110%, 144A	3.600%	(c)	04/25/31	15,000	14,808,314
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.472%	(c)	02/20/31	10,000	9,872,120
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.646%	(c)	01/16/31	9,000	8,932,897
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	3.675%	(c)	10/12/30	1,500	1,492,016
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1R, 3 Month LIBOR + 1.120%, 144A	3.556%	(c)	07/15/31	10,000	9,875,271
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	6,000	5,940,569
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.080%, 144A	3.588%	(c)	04/26/31	15,100	14,887,184
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 3 Month LIBOR + 1.260%, 144A	3.696%	(c)	07/15/30	6,250	6,220,744
OZLM Ltd. (Cayman Islands), Series 2014-6A, Class A1S, 3 Month LIBOR + 1.080%, 144A	3.529%	(c)	04/17/31	9,000	8,865,908
OZLM Ltd. (Cayman Islands), Series 2014-7RA, Class A1R, 3 Month LIBOR + 1.010%, 144A	3.459%	(c)	07/17/29	10,000	9,885,572

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A	3.579%	(c)	01/17/31	4,000	$3,955,405
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A	3.946%	(c)	05/21/29	5,000	4,979,144
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A	3.739%	(c)	07/20/30	10,750	10,679,494
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1A, 3 Month LIBOR + 1.100%, 144A	3.362%	(c)	07/16/31	6,000	5,910,661
Prudential PLC (United Kingdom), Series 2018-1A, Class A, 3 Month LIBOR + 1.150%, 144A	3.643%	(c)	07/15/31	10,000	9,888,451
Rockford Tower CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.160%, 144A	3.589%	(c)	10/20/31	15,000	14,741,180
Shackleton CLO Ltd. (Cayman Islands), Series 2015-7RA, Class A1, 3 Month LIBOR + 1.170%, 144A	3.509%	(c)	07/15/31	16,750	16,580,684
Sound Point CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 3 Month LIBOR + 1.070%, 144A	3.578%	(c)	01/26/31	4,000	3,942,369
Sound Point CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.280%, 144A	3.770%	(c)	07/25/30	4,500	4,482,439
Telos CLO Ltd. (Cayman Islands), Series 2013-4A, Class AR, 3 Month LIBOR + 1.240%, 144A	3.689%	(c)	01/17/30	6,750	6,715,456
TICP CLO Ltd. (Cayman Islands), Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A	3.986%	(c)	01/15/29	3,500	3,501,937
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A	3.666%	(c)	07/15/29	1,500	1,495,156
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	01/20/31	6,000	5,928,071
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A	3.625%	(c)	10/18/31	16,000	15,846,000
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A	4.190%	(c)	10/25/28	11,500	11,499,022
Trinitas CLO Ltd. (Cayman Islands), Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A	3.810%	(c)	07/25/29	6,500	6,505,407
Trinitas CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A	3.700%	(c)	01/25/31	5,000	4,964,470
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A	3.460%	(c)	04/25/31	8,000	7,855,974
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A	3.789%	(c)	04/20/29	9,000	9,006,802

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	3.599	%(c)	01/17/31	4,500	$4,432,741
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 1.100%, 144A	3.470	%(c)	07/17/31	20,000	19,718,090
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A	3.806	%(c)	07/15/29	7,750	7,759,498
Zais CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 3 Month LIBOR + 0.950%, 144A	3.386	%(c)	04/15/29	15,000	14,809,316

					486,942,493

Consumer Loans — 2.0%
Lendmark Funding Trust, Series 2017-2A, Class A, 144A	2.800%		05/20/26	4,900	4,815,766
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 144A	2.920%		12/20/29	7,500	7,424,834
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	6,400	6,411,621
OneMain Financial Issuance Trust, Series 2017-1A, Class B, 144A	2.790%		09/14/32	1,500	1,470,689
Oportun Funding LLC, Series 2017-A, Class A, 144A	3.230%		06/08/23	3,250	3,220,635
Oportun Funding LLC, Series 2017-B, Class A, 144A	3.220%		10/10/23	7,500	7,427,038
Oportun Funding LLC, Series 2018-A, Class A, 144A	3.610%		03/08/24	2,970	2,943,254
Oportun Funding LLC, Series 2018-B, Class A, 144A	3.910%		07/08/24	4,800	4,799,958
Oportun Funding LLC, Series 2018-C, Class A, 144A	4.100%		10/08/24	3,700	3,735,394
Oportun Funding LLC, Series 2018-D, Class A, 144A	4.150%		12/09/24	2,600	2,627,199
PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 1 Month LIBOR + 2.650%, 144A	5.156	%(c)	08/25/25	1,800	1,803,761
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	6,117	6,057,900
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	4,142	4,136,158

					56,874,207

Credit Cards — 0.6%
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7	3.960%		10/13/30	15,000	15,740,984

Home Equity Loans — 1.8%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%	3.556	%(c)	12/25/33	313	309,378
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1, 1 Month LIBOR + 0.640%	3.146	%(c)	05/25/34	1,087	1,065,389
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 1 Month LIBOR + 0.780%	3.286	%(c)	04/25/34	1,889	1,849,878

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2003-1, Class M1, 1 Month LIBOR + 1.350%	3.856%	(c)	02/25/33	1,054	$1,051,852
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%	3.586%	(c)	01/25/34	1,622	1,609,951
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1, 1 Month LIBOR + 0.825%.	3.331%	(c)	08/25/33	368	357,268
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%	3.206%	(c)	06/25/34	1,945	1,905,839
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1, 1 Month LIBOR + 0.975%	3.430%	(c)	12/15/33	787	786,805
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%	3.316%	(c)	06/25/34	2,274	2,238,907
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE8, Class M1, 1 Month LIBOR + 1.050%	3.556%	(c)	12/25/34	1,148	1,113,831
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2, 1 Month LIBOR + 1.020%	3.335%	(c)	06/25/34	3,014	3,001,102
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3, 1 Month LIBOR + 1.500%	4.006%	(c)	03/25/43	820	819,588
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1, 1 Month LIBOR + 0.855%	3.361%	(c)	07/25/34	2,842	2,820,867
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1, 1 Month LIBOR + 0.480%	2.986%	(c)	01/25/34	3,269	3,151,507
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 1 Month LIBOR + 0.900%	3.406%	(c)	12/25/34	338	338,576
Home Equity Asset Trust, Series 2003-4, Class M1, 1 Month LIBOR + 1.200%	3.706%	(c)	10/25/33	760	751,839
Home Equity Asset Trust, Series 2003-6, Class M1, 1 Month LIBOR + 1.050%	3.556%	(c)	02/25/34	2,129	2,079,821
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2, 1 Month LIBOR + 0.700%	3.206%	(c)	09/25/34	842	803,315
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1, 1 Month LIBOR + 0.900%.	3.406%	(c)	04/25/34	2,157	2,123,503
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	3.226%	(c)	12/25/34	4,531	4,474,583
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%.	3.526%	(c)	10/25/33	146	143,933
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4, 1 Month LIBOR + 0.740%	3.246%	(c)	01/25/34	1,566	1,554,282
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	3.406%	(c)	05/25/34	2,158	2,146,030

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 Month LIBOR + 1.575%	4.081%	(c)	11/25/32	526	$524,994
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 1 Month LIBOR + 0.705%	3.211%	(c)	08/25/35	1,656	1,659,102
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 144A	4.000%	(cc)	12/25/57	4,357	4,378,937
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-5, Class A2, 1 Month LIBOR + 0.640%	3.146%	(c)	08/25/33	878	860,890
Option One Mortgage Loan Trust, Series 2004-1, Class M1, 1 Month LIBOR + 0.900%	3.406%	(c)	01/25/34	5,243	5,178,026
Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 1 Month LIBOR + 1.000%	3.506%	(c)	12/25/33	915	903,411
Saxon Asset Securities Trust, Series 2004-1, Class A, 1 Month LIBOR + 0.540%	2.855%	(c)	03/25/35	405	376,337

					50,379,741

Residential Mortgage-Backed Securities — 2.2%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R1, Class A2, 1 Month LIBOR + 0.600%	3.106%	(c)	02/25/34	246	237,627
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2, 1 Month LIBOR + 0.780%	3.095%	(c)	10/25/34	1,038	1,027,011
Countrywide Asset-Backed Certificates Trust, Series 2004-12, Class AF6	4.634%	(cc)	03/25/35	65	66,228
Countrywide Asset-Backed Certificates Trust, Series 2004-BC4, Class M1, 1 Month LIBOR + 1.050%	3.556%	(c)	11/25/34	975	972,205
Countrywide Asset-Backed Certificates Trust, Series 2004-SD1, Class A1, 1 Month LIBOR + 0.680%, 144A	3.186%	(c)	06/25/33	486	483,822
Credit-Based Asset Servicing & Securitization LLC, Series 2004-CB4, Class A6	5.872%	(cc)	05/25/35	89	88,957
CSMC Trust, Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A	5.499%	(c)	12/26/46	9,347	9,444,877
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A, 1 Month LIBOR + 1.750%, 144A	4.256%	(c)	01/28/70	1,876	1,905,363
LSFVT, Series 2018-1^	3.982%	(cc)	04/01/21	12,272	12,235,460
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3, 1 Month LIBOR + 2.475%.	4.981%	(c)	06/25/34	1,045	1,039,205
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2, 1 Month LIBOR + 1.845%.	4.351%	(c)	01/25/35	795	801,210
Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 1 Month LIBOR + 0.800%	3.306%	(c)	07/25/34	6,732	6,663,000
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1 Month LIBOR + 0.840%	3.346%	(c)	08/25/34	766	766,588

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Residential Mortgage-Backed Securities (continued)
Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A4, 1 Month LIBOR + 0.940%.	3.446%	(c)	09/25/34		2,762	$2,735,782
TFS (Spain), Series 2018-3, Class A1, 1 Month EURIBOR + 2.900%	2.900%	(c)	03/16/23	EUR	9,452	10,807,549
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57		2,761	2,686,008
Towd Point Mortgage Trust, Series 2017-6, Class A1, 144A	2.750%	(cc)	10/25/57		7,242	7,073,897
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250%		06/25/47		710	706,803

						59,741,592

Student Loans — 0.6%
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 Month LIBOR + 0.850%, 144A	3.165%	(c)	05/25/41		2,163	2,152,074
Earnest Student Loan Program LLC, Series 2017-A, Class A1, 1 Month LIBOR + 1.000%, 144A	3.315%	(c)	01/25/41		781	789,415
Earnest Student Loan Program LLC, Series 2017-A, Class A2, 144A	2.650%		01/25/41		2,904	2,880,146
Laurel Road Prime Student Loan Trust, Series 2018-C, Class A, 144A	—%	(p)	08/25/43		10,222	10,384,545

						16,206,180

TOTAL ASSET-BACKED SECURITIES (cost $706,581,211)						707,950,367

BANK LOANS — 0.5%
Electric — 0.0%
Vistra Operations Co. LLC, Term Loan	—%	(p)	08/04/23		898	860,455

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Finance, LLC, Term Loan	—%	(p)	10/25/23		2,737	2,634,158

Internet Software & Services — 0.1%
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 0.038%.	6.300%		09/30/24		1,857	1,804,688

Office/Business Equipment — 0.1%
CDW LLC, Term Loan, 1 Month LIBOR + 0.018%.	4.300%		08/17/23		2,693	2,602,714

Oil & Gas — 0.2%
EG America LLC, Second Lien Facility (USD), 3 Month LIBOR + 0.080%^	10.800%	(c)	04/20/26		1,600	1,568,000
EG Finco, Ltd., Second Lien Term Loan, 1 Month EURIBOR + 0.040%	8.800%	(c)	04/20/26	EUR	935	1,055,208
EG Finco, Ltd., Term B, 3 Month GBP LIBOR + 0.048%	5.700%	(c)	02/06/25	GBP	804	993,576
EG Finco, Ltd., Term B1, 3 Month EURIBOR + 0.040%	4.000%	(c)	02/07/25	EUR	1,176	1,305,639
EG Finco, Ltd., Term B3, 3 Month EURIBOR + 0.040%	4.000%	(c)	02/07/25	EUR	599	665,179

						5,587,602

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Pharmaceuticals — 0.0%
Avantor, Inc., Initial B1 EURO Term loan, 1 Month EURIBOR + 0.043%	3.800%	(c)	11/21/24	EUR	861	$971,613

TOTAL BANK LOANS (cost $15,158,636)						14,461,230

COMMERCIAL MORTGAGE-BACKED SECURITIES — 21.7%
BANK, Series 2017-BNK7, Class A4	3.175%		09/15/60		20,000	19,247,284
BANK, Series 2018-BN13, Class A4	3.953%		08/15/61		11,300	11,477,789
Benchmark Mortgage Trust, Series 2018-B2, Class A4	3.615%		02/15/51		7,550	7,569,771
Benchmark Mortgage Trust, Series 2018-B5, Class A3	3.944%		07/15/51		15,825	16,134,178
CD Mortgage Trust, Series 2017-CD5, Class A3	3.171%		08/15/50		9,000	8,701,540
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49		19,000	18,160,270
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A3	3.197%		08/15/50		12,600	12,149,740
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46		8,883	8,735,494
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47		8,576	8,666,303
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A2	2.687%		02/10/48		11,112	11,042,812
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48		22,600	22,603,252
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A3	3.209%		10/12/50		9,800	9,497,531
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47		17,000	16,918,453
Commercial Mortgage Trust, Series 2014-UBS4, Class A3	3.430%		08/10/47		15,300	15,316,723
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47		8,000	7,986,663
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48		16,750	16,604,868
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48		15,000	14,698,348
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48		19,100	19,053,786
Commercial Mortgage Trust, Series 2015-LC23, Class A3	3.521%		10/10/48		13,500	13,513,864
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49		12,000	11,364,676
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231%		06/15/57		22,000	21,700,947
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4	3.191%		11/15/50		7,625	7,347,296
CSAIL Commercial Mortgage Trust, Series 2018-CX12, Class A3	3.958%		08/15/51		7,000	7,120,037
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%		08/10/49		11,300	10,623,631
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25		10,700	10,574,779
Fannie Mae-Aces, Series 2017-M4, Class A2	2.597%	(cc)	12/25/26		25,000	23,781,532
Fannie Mae-Aces, Series 2018-M4, Class A2	3.043%	(cc)	03/25/28		9,750	9,480,243
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.515%	(cc)	06/25/20		28,581	474,969

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.409%	(cc)	05/25/22	44,494	$1,756,694
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.444%	(cc)	06/25/22	24,157	1,013,272
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.843%	(cc)	09/25/22	38,794	999,200
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.853%	(cc)	10/25/22	31,801	872,937
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.668%	(cc)	11/25/25	130,523	4,896,843
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.366%	(cc)	03/25/26	27,692	2,270,978
FHLMC Multifamily Structured Pass-Through Certificates, Series K070, Class A2	3.303%	(cc)	11/25/27	8,700	8,684,148
FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2	3.444%		12/25/27	4,300	4,337,184
FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2	3.350%		01/25/28	5,000	5,006,664
FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class AM	3.650%	(cc)	02/25/28	8,075	8,221,900
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.734%	(cc)	05/25/19	30,977	75,247
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.668%	(cc)	07/25/19	30,019	112,568
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.267%	(cc)	02/25/32	29,276	4,199,873
FHLMC Multifamily Structured Pass-Through Certificates, Series W5FX, Class AFX	3.214%	(cc)	04/25/28	5,230	5,228,835
GS Mortgage Securities Trust, Series 2014-GC26, Class A4	3.364%		11/10/47	8,000	8,015,372
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	3,902	3,872,326
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A4	3.224%		07/15/50	15,500	15,067,640
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	700	698,850
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	2,387	2,379,827
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	1,172	1,167,740
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	6,403	6,267,091
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	4,502	4,437,175
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	12,046	11,822,305
UBS Commercial Mortgage Trust, Series 2018-C12, Class A4	4.030%		08/15/51	11,500	11,760,315
UBS Commercial Mortgage Trust, Series 2018-C8, Class ASB	3.903%		02/15/51	10,175	10,501,079
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	11,741	11,632,379
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	12,184	12,096,137
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	3,610	3,634,013
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%		04/15/50	15,000	14,581,330

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2	2.399%	08/15/49		11,300	$10,444,728
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%	12/15/49		5,800	5,784,837
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%	10/15/49		15,500	14,561,756
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4	3.190%	07/15/50		9,500	9,157,018
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class ASB	3.212%	09/15/50		6,900	6,837,175
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A3	3.210%	11/15/50		15,000	14,438,799
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A3	3.888%	08/15/51		13,500	13,633,141

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $614,640,336)					601,014,155

			Shares

COMMON STOCK — 0.0%
Oil & Gas
Frontera Energy Corp. (Colombia)* (cost $1,279,096)				64,148	624,918

			Principal Amount (000)#

CORPORATE BONDS — 29.4%
Aerospace & Defense — 0.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%	03/15/25		4,750	4,476,875
General Dynamics Corp., Gtd. Notes	3.000%	05/11/21		565	565,457
United Technologies Corp., Sr. Unsec’d. Notes	4.125%	11/16/28		2,995	2,967,150

					8,009,482

Agriculture — 0.3%
BAT Capital Corp. (United Kingdom), Gtd. Notes	2.297%	08/14/20		2,340	2,285,334
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.222%	08/15/24		6,445	5,936,451
Reynolds American, Inc. (United Kingdom), Gtd. Notes	7.000%	08/04/41		1,350	1,450,382

					9,672,167

Airlines — 0.5%
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150%	10/11/25		3,756	3,746,115
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	04/29/26		936	923,863
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.400%	04/19/21		7,770	7,705,162
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%	04/07/30		3,126	2,870,198

					15,245,338

Apparel — 0.1%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A.	3.500%	06/15/24	EUR	1,345	1,550,281

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Auto Manufacturers — 0.8%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	3.100%		04/12/21		1,455	$1,441,015
BMW US Capital LLC (Germany), Gtd. Notes, 3 Month LIBOR + 0.410%, 144A	2.835%	(c)	04/12/21		1,090	1,079,392
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.100%		05/04/20		2,645	2,630,369
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.350%		05/04/21		4,410	4,396,625
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43		1,000	771,185
Ford Motor Co., Sr. Unsec’d. Notes	5.291%		12/08/46		435	357,127
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25		4,620	4,318,280
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43		5,215	4,888,243
General Motors Financial Co., Inc., Gtd. Notes	3.550%		04/09/21		950	936,918
General Motors Financial Co., Inc., Gtd. Notes, 3 Month LIBOR + 0.850%	3.258%	(c)	04/09/21		1,260	1,231,322

						22,050,476

Auto Parts & Equipment — 0.4%
IHO Verwaltungs GmbH (Germany), Sr. Sec’d.
Notes, Cash coupon 3.250% or PIK 4.000%, 144A	3.250%		09/15/23	EUR	2,240	2,500,785
Lear Corp., Sr. Unsec’d. Notes	5.250%		01/15/25		6,325	6,497,362
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22		1,634	1,596,114

						10,594,261

Banks — 10.1%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.125%		02/23/23		3,600	3,403,605
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848%		04/12/23		1,400	1,360,329
Banco Santander SA (Spain), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545%	(c)	04/12/23		1,000	980,584
Bank of America Corp., Jr. Sub. Notes	5.125%	(ff)	—(rr)		4,145	4,051,737
Bank of America Corp., Jr. Sub. Notes	6.300%	(ff)	—(rr)		1,490	1,513,317
Bank of America Corp., Sr. Unsec’d. Notes	3.004%	(ff)	12/20/23		1,938	1,883,752
Bank of America Corp., Sr. Unsec’d. Notes	3.419%	(ff)	12/20/28		13,042	12,183,178
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		1,346	1,325,620
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.824%	(ff)	01/20/28		7,665	7,435,823
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.271%	(ff)	07/23/29		1,010	1,005,260
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25		8,575	8,308,618
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		6,375	6,302,295
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.460%	2.896%	(c)	04/13/21		1,600	1,590,417
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	(ff)	—(rr)		3,465	3,105,506
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19		3,445	3,419,934
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23		2,010	1,931,321
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.972%	(ff)	05/16/29		5,480	5,283,693
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.500%		03/01/23		7,590	7,358,599
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21		2,060	1,987,155
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26		1,780	1,643,275
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	(ff)	07/24/28		2,000	1,889,354
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28		1,540	1,485,960

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Citigroup, Inc., Sub. Notes	4.600%		03/09/26	1,070	$1,056,026
Citigroup, Inc., Jr. Sub. Notes	5.950%	(ff)	—(rr)	2,575	2,484,875
Citigroup, Inc., Jr. Sub. Notes	6.125%	(ff)	—(rr)	4,975	4,856,844
Citigroup, Inc., Jr. Sub. Notes	6.250%	(ff)	—(rr)	3,315	3,174,776
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	1,940	1,865,240
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	945	1,311,046
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	3,745	3,609,494
Citigroup, Inc., Sub. Notes	4.750%		05/18/46	3,835	3,545,300
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.450%		04/16/21	1,700	1,693,891
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	5,555	5,451,049
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	4.250%		02/04/21	2,125	2,094,222
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.766%	(c)	02/04/21	2,300	2,236,867
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21	3,960	3,821,583
Discover Bank, Sr. Unsec’d. Notes	3.350%		02/06/23	5,855	5,699,020
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	(ff)	—(rr)	1,035	926,325
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(ff)	—(rr)	7,490	7,237,362
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	4,640	4,285,740
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26	1,290	1,219,884
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27	3,850	3,621,493
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	13,765	14,412,428
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	4,750	5,364,098
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.292%	(ff)	09/12/26	1,000	984,977
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24	980	972,562
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(ff)	—(rr)	7,950	7,850,625
JPMorgan Chase & Co., Jr. Sub. Notes, 3 Month LIBOR + 3.470%	5.990%	(c)	—(rr)	3,120	3,077,100
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	4,110	3,795,701
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26	5,930	5,584,670
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	9,245	9,171,590
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.509%	(ff)	01/23/29	1,310	1,240,444
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.782%	(ff)	02/01/28	5,075	4,926,403
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.005%	(ff)	04/23/29	3,820	3,744,983
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	8,500	8,758,277
Morgan Stanley, Sr. Unsec’d. Notes	4.457%	(ff)	04/22/39	805	779,392
Morgan Stanley, Sr. Unsec’d. Notes, GMTN(a)	3.772%	(ff)	01/24/29	3,610	3,453,957
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26	1,105	1,077,785
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.591%	(ff)	07/22/28	2,055	1,943,010
Morgan Stanley, Jr. Sub. Notes	5.450%	(ff)	—(rr)	2,975	2,893,544
Morgan Stanley, Sr. Unsec’d. Notes	4.375%		01/22/47	2,590	2,451,279
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	5,340	5,330,587
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	7,000	7,335,893
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26	8,155	7,540,391
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	7,600	7,712,471
People’s United Bank NA, Sub. Notes	4.000%		07/15/24	550	551,467
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN	3.200%		04/30/21	13,425	13,423,621

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.910%	(c)	04/30/21	4,960	$4,918,415
State Street Corp., Jr. Sub. Notes	5.250%	(ff)	—(rr)	3,540	3,473,625
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%	(ff)	08/15/23	7,290	7,011,417

					279,421,081

Beverages — 0.1%
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	3.551%		05/25/21	2,540	2,536,152

Building Materials — 0.1%
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%		11/15/24	4,015	3,769,081

Chemicals — 0.5%
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	2,105	1,705,050
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	1,950	1,642,323
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	250	264,255
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	1,305	1,341,348
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	455	462,180
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	5.250%		01/15/45	4,910	4,921,538
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%		11/14/22	3,450	3,339,462
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875%		03/27/24	1,530	1,526,772

					15,202,928

Commercial Services — 0.5%
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300%		12/01/26	5,690	5,347,933
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%		06/01/34	1,025	1,217,491
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%		10/15/37	2,050	2,548,708
United Rentals North America, Inc., Gtd. Notes	4.625%		10/15/25	1,500	1,338,750
United Rentals North America, Inc., Gtd. Notes	4.875%		01/15/28	1,020	895,050
United Rentals North America, Inc., Gtd. Notes	5.500%		07/15/25	935	881,238
United Rentals North America, Inc., Gtd. Notes	5.500%		05/15/27	520	482,300
United Rentals North America, Inc., Gtd. Notes	5.875%		09/15/26	400	377,000

					13,088,470

Computers — 0.1%
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19	2,560	2,552,435

Diversified Financial Services — 1.1%
Capital One Financial Corp., Sr. Unsec’d. Notes	3.450%		04/30/21	11,965	11,959,376
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	3.150%		07/24/24	6,300	6,347,622
CDP Financial, Inc. (Canada), Gtd. Notes	3.150%		07/24/24	2,000	2,015,118
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25	4,895	4,681,033
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%		10/10/34	910	904,912
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	1,975	1,999,579
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes	7.390%		12/02/24	1,100	1,292,988
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20	1,750	1,720,272

					30,920,900

Electric — 2.5%
Calpine Corp., Sr. Unsec’d. Notes	5.375%		01/15/23	545	510,938

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25	4,005	$3,664,575
CenterPoint Energy Houston Electric LLC, Sr. Sec’d. Notes	3.950%	03/01/48	1,750	1,700,290
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750%	02/23/27	665	625,931
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	2,365	2,305,875
Commonwealth Edison Co., First Mortgage	4.000%	03/01/48	2,300	2,218,696
Commonwealth Edison Co., First Mortgage	6.450%	01/15/38	2,110	2,656,043
Consumers Energy Co., First Mortgage	4.050%	05/15/48	3,670	3,618,903
Dominion Energy, Inc., Jr. Sub. Notes	2.962%	07/01/19	1,875	1,868,332
Duke Energy Progress LLC, First Mortgage	3.700%	10/15/46	2,030	1,833,627
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%	10/25/26	740	688,755
Entergy Louisiana LLC, Sec’d. Notes	4.000%	03/15/33	1,385	1,401,001
Eskom Holdings SOC Ltd. (South Africa), Gov’t. Gtd. Notes, MTN, 144A	6.350%	08/10/28	1,455	1,399,858
Exelon Corp., Jr. Sub. Notes	3.497%	06/01/22	7,110	6,952,865
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	2,360	2,981,976
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	855	928,831
Hydro-Quebec (Canada), Gov’t. Gtd. Notes	8.625%	06/15/29	1,000	1,437,582
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, GMTN, 144A	4.250%	08/14/28	1,765	1,676,609
Kansas City Power & Light Co., Sr. Unsec’d. Notes	4.200%	03/15/48	2,700	2,618,643
Northern States Power Co., First Mortgage	3.600%	09/15/47	4,475	4,096,388
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	2,500	2,316,393
PECO Energy Co., First Mortgage	3.700%	09/15/47	660	604,802
PPL Capital Funding, Inc., Gtd. Notes	4.000%	09/15/47	2,930	2,611,173
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	1,500	1,529,000
PSEG Power LLC, Gtd. Notes	3.000%	06/15/21	3,750	3,688,156
San Diego Gas & Electric Co., First Mortgage	3.950%	11/15/41	1,125	1,041,070
San Diego Gas & Electric Co., First Mortgage	4.150%	05/15/48	2,220	2,155,945
Southern California Edison Co., First Mortgage	4.000%	04/01/47	3,550	3,254,446
Southern Power Co., Sr. Unsec’d. Notes	5.150%	09/15/41	1,025	1,018,823
Southwestern Electric Power Co., Sr. Unsec’d. Notes	3.850%	02/01/48	4,655	4,133,109
Vistra Energy Corp., Gtd. Notes	7.625%	11/01/24	2,000	2,110,000

				69,648,635

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250%	10/31/26	766	682,705

Foods — 0.2%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	75	74,062
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750%	06/15/25	2,755	2,631,025
Kellogg Co., Sr. Unsec’d. Notes	3.250%	05/14/21	3,510	3,476,189

				6,181,276

Forest Products & Paper — 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%	12/01/25	3,620	4,365,211

Gas — 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850%	01/15/41	1,200	1,408,291

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Gas (continued)
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43		240	$241,394
NiSource, Inc., Sr. Unsec’d. Notes	3.950%	03/30/48		3,210	2,854,394

					4,504,079

Healthcare-Services — 0.7%
Aetna, Inc., Series C, Sr. Unsec’d. Notes	6.750%	12/15/37		2,250	2,718,619
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750%	12/15/24	EUR	1,400	1,605,829
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20		890	891,032
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25		2,400	2,388,000
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47		2,000	1,975,340
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes.	3.200%	02/01/22		365	362,237
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26		1,765	1,694,065
Tenet Healthcare Corp., Sec’d. Notes(a)	5.125%	05/01/25		395	368,338
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20		2,750	2,746,562
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41		3,360	3,509,576

					18,259,598

Home Builders — 0.1%
PulteGroup, Inc., Gtd. Notes(a)	5.000%	01/15/27		2,240	2,027,200

Home Furnishings — 0.0%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500%	06/15/26		1,250	1,140,625

Household Products/Wares — 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000%	10/01/26	EUR	2,250	2,426,434

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26		2,050	2,003,504

Insurance — 0.8%
American International Group, Inc., Series M, Sr. Unsec’d. Notes	4.500%	07/16/44		1,630	1,454,659
AXIS Specialty Finance LLC, Gtd. Notes	5.875%	06/01/20		1,700	1,748,982
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750%	03/27/24	EUR	2,100	2,407,879
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%	08/01/44		3,890	3,777,361
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	03/15/35		950	1,106,881
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	05/01/42		1,910	2,265,097
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37		2,155	2,544,575
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43		740	738,079
Principal Financial Group, Inc., Gtd. Notes	4.625%	09/15/42		235	227,122
Sompo International Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%	07/15/34		1,500	1,763,361
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%	05/15/47		2,915	2,790,019
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44		890	922,859
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%	12/16/39		246	319,853

					22,066,727

Internet — 0.0%
Netflix, Inc., Sr. Unsec’d. Notes	3.625%	05/15/27	EUR	825	914,524

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Lodging — 0.1%
MGM Resorts International, Gtd. Notes	6.000%	03/15/23		2,500	$2,512,500
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.125%	08/08/25		1,100	1,089,275

					3,601,775

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21		1,950	2,013,493

Media — 1.8%
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37		1,230	1,508,704
AMC Networks, Inc., Series V, Gtd. Notes	5.000%	04/01/24		5,660	5,362,850
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.000%	04/15/20		3,000	3,037,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%	02/15/23		615	599,625
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/23		3,150	3,063,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%	05/01/25		1,910	1,831,212
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.375%	05/01/47		1,210	1,096,464
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35		4,300	4,413,723
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45		1,000	1,027,939
Comcast Corp., Gtd. Notes	4.150%	10/15/28		5,375	5,457,950
Comcast Corp., Gtd. Notes	4.250%	10/15/30		1,840	1,860,806
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/15/24		7,280	7,003,386
CSC Holdings LLC, Sr. Sec’d. Notes, 144A	5.500%	05/15/26		2,500	2,356,250
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	7.500%	04/01/28		1,025	1,022,438
Discovery Communications LLC, Gtd. Notes	5.000%	09/20/37		2,030	1,882,974
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes.	5.000%	05/13/45		941	821,739
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes	4.000%	01/15/25	EUR	2,200	2,596,776
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22		3,500	3,482,500
Warner Media LLC, Gtd. Notes	3.800%	02/15/27		1,075	1,008,676

					49,434,887

Mining — 0.1%
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%	04/16/40		850	938,576
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%	07/27/35		1,700	1,984,750

					2,923,326

Miscellaneous Manufacturing — 0.2%
Actuant Corp., Series T, Gtd. Notes	5.625%	06/15/22		2,390	2,360,125
Amsted Industries, Inc., Series O, Gtd. Notes, 144A	5.000%	03/15/22		2,750	2,674,375

					5,034,500

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Multi-National — 0.5%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21		9,305	$9,032,084
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.200%		07/18/20		1,365	1,343,378
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23		970	946,875
Inter-American Development Bank (Supranational Bank), Notes	6.800%		10/15/25		2,000	2,447,658
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20		300	304,743

						14,074,738

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24		4,350	4,295,625

Oil & Gas — 1.8%
Anadarko Petroleum Corp., Series HE, Sr. Unsec’d. Notes	6.450%		09/15/36		55	59,400
Anadarko Petroleum Corp., Series I, Sr. Unsec’d. Notes	2.850	%(s)	10/10/36		7,000	2,919,345
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%		09/15/42		2,285	1,786,773
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400%		06/15/47		880	757,730
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%		11/15/39		1,980	1,932,306
CNOOC Finance Ltd. (China), Gtd. Notes	3.000%		05/09/23		1,965	1,896,559
Concho Resources, Inc., Gtd. Notes	4.875%		10/01/47		470	445,950
ConocoPhillips Co., Gtd. Notes	4.150%		11/15/34		489	465,667
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41		1,895	1,796,845
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		08/15/34		1,640	1,735,214
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		07/19/22		2,238	2,255,886
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875%		04/19/22		1,455	1,430,469
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750%		04/19/27		500	486,231
Kerr-McGee Corp., Gtd. Notes	6.950%		07/01/24		3,110	3,467,217
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%		11/05/19		1,050	1,076,744
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.900%		11/15/24		2,000	1,937,358
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%		12/15/21		1,975	1,984,275
Petrobras Global Finance BV (Brazil), Gtd. Notes	4.750%		01/14/25	EUR	1,000	1,191,581
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.299%		01/27/25		1,650	1,575,750
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%		01/17/22		112	114,940
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%		01/17/27		810	832,275
Petroleos Mexicanos (Mexico), Gtd. Notes	4.750%		02/26/29	EUR	2,000	2,094,433
Petroleos Mexicanos (Mexico), Gtd. Notes	5.375%		03/13/22		1,160	1,136,220
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%		03/13/27		4,460	4,192,400
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	4.875%		02/21/28	EUR	650	705,639
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%		01/24/22		1,735	1,689,022
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21		4,810	4,790,616
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%		01/23/45		1,323	1,065,015
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	2.750%		04/21/27	EUR	890	843,939
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.750%		09/21/47		1,700	1,405,713

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Oil & Gas (continued)
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21		710	$701,125

					48,772,637

Oil & Gas Services — 0.2%
Cameron International Corp., Gtd. Notes	5.950%	06/01/41		3,935	4,591,787

Packaging & Containers — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Series H, Sr. Sec’d. Notes, 144A	4.625%	05/15/23		2,795	2,669,225
WestRock RKT Co., Gtd. Notes	4.450%	03/01/19		1,120	1,121,823
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22		1,250	1,286,472

					5,077,520

Pharmaceuticals — 1.5%
AbbVie, Inc., Series F, Sr. Unsec’d. Notes	3.600%	05/14/25		5,735	5,500,925
AbbVie, Inc., Series Q, Sr. Unsec’d. Notes	4.500%	05/14/35		4,430	4,098,224
Allergan Funding SCS, Series R, Gtd. Notes	4.550%	03/15/35		6,315	5,990,395
Allergan Sales LLC, Gtd. Notes, 144A	4.875%	02/15/21		2,046	2,095,672
Cigna Corp., Gtd. Notes, 144A	4.375%	10/15/28		6,130	6,164,211
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26		4,420	4,025,829
CVS Health Corp., Sr. Unsec’d. Notes	4.780%	03/25/38		1,020	977,421
CVS Health Corp., Sr. Unsec’d. Notes	5.050%	03/25/48		1,750	1,702,067
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		575	580,952
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	07/15/23		1,900	1,448,750
Mylan NV, Gtd. Notes	2.500%	06/07/19		2,778	2,764,935
Mylan NV, Gtd. Notes	3.150%	06/15/21		4,555	4,454,624
Mylan NV, Gtd. Notes	5.250%	06/15/46		1,190	1,002,751
Nidda Healthcare Holding GmbH (Germany), Sr. Sec’d. Notes, 144A.	3.500%	09/30/24	EUR	650	698,862

					41,505,618

Pipelines — 0.9%
Energy Transfer Operating LP, Gtd. Notes	4.950%	06/15/28		2,860	2,798,262
Enterprise Products Operating LLC, Gtd. Notes	5.950%	02/01/41		1,600	1,748,804
MPLX LP, Sr. Unsec’d. Notes	4.500%	04/15/38		2,525	2,205,201
MPLX LP, Sr. Unsec’d. Notes	4.875%	06/01/25		5,275	5,323,333
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47		290	266,944
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375%	08/15/22		600	583,500
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37		3,400	3,821,630
Western Gas Partners LP, Sr. Unsec’d. Notes	5.300%	03/01/48		340	293,392
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44		1,925	1,725,142
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	11/15/21		2,100	2,108,167
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.850%	03/01/48		165	149,722
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.100%	09/15/45		3,500	3,233,705
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.400%	03/04/44		2,000	1,906,252

					26,164,054

Real Estate Investment Trusts (REITs) — 0.4%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20		1,000	1,008,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%	09/01/26		3,300	2,986,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325%	03/24/25	EUR	4,000	4,552,495

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Real Estate Investment Trusts (REITs) (continued)
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375%		11/05/19		3,000	$2,971,114

						11,518,609

Retail — 0.4%
Brinker International, Inc., Gtd. Notes, 144A	5.000%		10/01/24		2,000	1,880,000
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.149%	(c)	04/17/20		2,440	2,424,438
L Brands, Inc., Gtd. Notes	5.625%		02/15/22		4,175	4,159,344
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%		01/15/22		610	603,649
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%		12/01/25		2,500	2,300,000

						11,367,431

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22		3,475	3,478,368

Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875%		01/15/27		5,245	4,705,314

Software — 0.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20		3,190	3,204,501
IQVIA, Inc., Gtd. Notes, 144A	3.500%		10/15/24	EUR	2,300	2,650,406
Microsoft Corp., Sr. Unsec’d. Notes	3.950%		08/08/56		1,250	1,219,594

						7,074,501

Telecommunications — 0.7%
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40		456	442,991
AT&T, Inc., Series D, Sr. Unsec’d. Notes	4.500%		03/09/48		1,009	863,408
AT&T, Inc., Series DD, Sr. Unsec’d. Notes	4.500%		05/15/35		129	115,816
AT&T, Inc., Series L, Sr. Unsec’d. Notes	5.150%		03/15/42		165	154,129
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%		12/15/30		1,130	1,528,295
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%		06/15/25		2,970	2,702,700
Sprint Corp., Gtd. Notes	7.250%		09/15/21		2,779	2,844,306
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%		08/10/33		2,580	2,546,681
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48		1,915	1,794,842
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%		04/15/49		2,000	1,992,804
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	2.625%		01/20/23	EUR	1,280	1,322,105
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	3.125%		01/20/25	EUR	2,875	2,928,930

						19,237,007

Textiles — 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%		02/01/23		891	892,225

TOTAL CORPORATE BONDS (cost $838,698,297)						814,596,985

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS — 2.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Alabama — 0.0%
Alabama Economic Settlement Authority, Revenue Bonds	4.263%	09/15/32	625	$638,600

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41	2,500	2,886,350

California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	4,890	6,655,192
Los Angeles California Department, Water & Power Revenue, Revenue Bonds, Series A, BABs	5.716%	07/01/39	1,475	1,818,764
Los Angeles California Department, Water & Power Revenue, Revenue Bonds, Series D, BABs	6.008%	07/01/39	4,900	5,946,297
Los Angeles California Department, Water & Power Revenue, Revenue Bonds, Series D, BABs	6.574%	07/01/45	750	1,039,972
State of California, Taxable, General Obligation Unlimited, BABs	7.500%	04/01/34	3,170	4,319,854

				19,780,079

Colorado — 0.1%
Colorado Bridge Enterprise, Revenue Bonds, Series A, BABs	6.078%	12/01/40	1,000	1,266,370

Illinois — 0.4%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	2,970	3,790,492
State of Illinois, General Obligation Unlimited	5.000%	11/01/22	7,055	7,441,050

				11,231,542

Maryland — 0.1%
Maryland State Transportation Authority, Revenue Bonds, BABs	5.888%	07/01/43	2,200	2,753,366

Missouri — 0.0%
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%	11/01/41	400	497,932

New Jersey — 0.2%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	1,750	2,390,622
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	1,075	1,514,675
Rutgers State University, Revenue Bonds, BABs	5.665%	05/01/40	1,920	2,263,603

				6,168,900

New York — 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	2,000	2,564,500
New York City Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, BABs	5.767%	08/01/36	1,320	1,576,423

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds	4.458%		10/01/62	1,940	$1,973,775

					6,114,698

North Carolina — 0.2%
North Carolina State Education Assistance Authority, Revenue Bonds, 3 Month LIBOR + 0.800%	3.290%	(c)	07/25/36	5,900	5,953,572

Ohio — 0.2%
Ohio State University (The), Revenue Bonds	4.800%		06/01/2111	4,165	4,562,466

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	1,280	1,571,430
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%		12/01/39	500	641,225

					2,212,655

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%		02/01/42	1,270	1,358,189

Virginia — 0.0%
University of Virginia, Revenue Bonds	4.179%		09/01/2117	1,110	1,080,530

TOTAL MUNICIPAL BONDS (cost $64,272,582)					66,505,249

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.5%
Banc of America Funding Corp., Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A	2.696%	(c)	03/27/36	4,396	4,316,304
Banc of America Funding Corp., Series 2015-R3, Class 2A1, 1 Month LIBOR + 0.130%, 144A	2.636%	(c)	02/27/37	2,407	2,337,623
Banc of America Funding Corp., Series 2015-R3, Class 6A1, 1 Month LIBOR + 0.170%, 144A	2.676%	(c)	05/27/36	1,832	1,805,257
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 6 Month LIBOR + 1.500%, 144A	4.386%	(c)	09/26/45	1,753	1,793,067
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A	4.206%	(c)	10/25/27	1,422	1,427,846
Bellemeade Re Ltd. (Bermuda), Series 2018-1A, Class M1B, 1 Month LIBOR + 1.600%, 144A	4.106%	(c)	04/25/28	2,887	2,886,996
CIM Trust, Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A	4.349%	(c)	01/25/57	3,129	3,177,593
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	3,643	3,515,212
CIM Trust, Series 2017-8, Class A1, 144A	3.000%	(cc)	12/25/65	7,288	7,168,071
Citigroup Mortgage Loan Trust, Inc., Series 2011-12, Class 3A2, 144A	4.058%	(cc)	09/25/47	1,678	1,578,904
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 2A1	6.500%		10/25/37	5,651	3,964,958
CSMC Trust, Series 2018-3R, 1 Month LIBOR + 1.200%, 144A	3.547%	(c)	12/25/46	2,913	2,866,756
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.956%	(c)	01/25/29	1,375	1,380,557
Freddie Mac REMICS, Series 4764, Class PA	3.000%		10/15/45	13,833	13,697,258
Freddie Mac REMICS, Series 4777, Class CB	3.500%		10/15/45	8,117	8,244,447

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%	7.056%	(c)	10/25/24		702	$767,984
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	5.806%	(c)	10/25/27		4,850	5,260,993
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	3.806%	(c)	03/25/29		2,280	2,282,517
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	4.756%	(c)	11/25/28		1,845	1,874,035
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	3.856%	(c)	03/25/29		2,200	2,210,982
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	3.806%	(c)	04/25/29		5,040	5,077,793
GSMSC Resecuritization Trust, Series 2009-6R, Class 1A2, 144A	3.525%	(cc)	06/26/37		4,012	3,812,914
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 1 Month LIBOR + 0.140%, 144A	2.646%	(c)	01/26/37		2,554	2,518,838
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 1 Month LIBOR + 0.140%, 144A	2.646%	(c)	01/26/37		2,500	2,389,996
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A1, 1 Month LIBOR + 0.140%, 144A	2.646%	(c)	10/26/36		4,400	4,311,145
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A2, 1 Month LIBOR + 0.140%, 144A	2.646%	(c)	10/26/36		2,025	1,861,358
IndyMac INDX Mortgage Loan Trust, Series 2006-AR19, Class 5A2	3.939%	(cc)	08/25/36		103	95,043
Lehman XS Trust, Series 2006-GP4, Class 1A1, 1 Month LIBOR + 0.205%	2.711%	(c)	08/25/46		2,986	2,927,918
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A	4.349%	(c)	05/01/22		3,095	3,084,612
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A	4.170%	(c)	11/01/22		2,201	2,202,559
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A	4.099%	(c)	09/01/22		2,526	2,530,699
MetLife Securitization Trust, Series 2018-1A, Class A, 144A	3.750%	(cc)	03/25/57		1,346	1,357,833
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 1 Month LIBOR + 0.500%.	3.006%	(c)	09/25/37		10,664	10,125,415
Oaktown Re II Ltd. (Bermuda), Series 2018-1A, Class M1, 1 Month LIBOR + 1.550%, 144A	4.056%	(c)	07/25/28		500	500,606
OBX Trust, Series 2018-1, Class A2, 1 Month LIBOR + 0.650%, 144A	3.156%	(c)	06/25/57		2,838	2,813,028
Radnor RE Ltd. (Bermuda), Series 2018-1, Class M1, 1 Month LIBOR + 1.400%, 144A	3.906%	(c)	03/25/28		490	488,956
Radnor RE Ltd. (Bermuda), Series 2018-1, Class M2, 1 Month LIBOR + 2.700%, 144A	5.206%	(c)	03/25/28		260	259,725
Ripon Mortgages PLC (United Kingdom), Series 2017-1A, Class A1, 3 Month GBP LIBOR + 0.800%, 144A	1.689%	(c)	08/20/56	GBP	12,656	16,034,239

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Towd Point Mortgage Funding PLC (United Kingdom), Series 2017-A11A, Class A1, 3 Month GBP LIBOR + 0.850%, 144A	1.739%	(c)	05/20/45	GBP	10,358	$13,141,587
Towd Point Mortgage Funding PLC (United Kingdom), Series 2018-A12A, Class A, 3 Month GBP LIBOR + 0.800%, 144A	1.689%	(c)	02/20/45	GBP	1,937	2,433,014

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $148,202,867)						150,524,638

SOVEREIGN BONDS — 5.7%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	4.625%		01/11/23		4,270	3,373,300
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%		04/22/21		1,100	993,861
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	2,104	2,014,649
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	226	213,970
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	8.280%		12/31/33		932	727,237
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333%		02/15/28		2,840	2,818,700
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	11.750%		02/25/20		300	328,800
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.000%		07/19/28		1,475	1,471,312
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500%		05/06/21		6,000	6,195,000
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN, 144A	4.750%		04/16/26	EUR	3,245	3,363,737
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	6.588%		02/21/28		555	494,815
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950%		02/15/26		3,000	3,684,531
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, MTN	2.375%		06/04/25		2,000	1,923,340
Hellenic Republic Government Bond (Greece), Bonds	3.000%		02/24/23	EUR	1,000	1,138,951
Hellenic Republic Government Bond (Greece), Bonds	3.000%	(cc)	02/24/31	EUR	1,690	1,741,200
Hellenic Republic Government Bond (Greece), Bonds	3.000%	(cc)	02/24/32	EUR	1,295	1,317,446
Hellenic Republic Government Bond (Greece), Bonds	3.000%	(cc)	02/24/35	EUR	1,000	972,905
Hellenic Republic Government Bond (Greece), Bonds	3.500%		01/30/23	EUR	7,292	8,420,051
Hellenic Republic Government Bond (Greece), Bonds	3.900%		01/30/33	EUR	205	213,839
Hellenic Republic Government Bond (Greece), Bonds	4.200%		01/30/42	EUR	515	517,956
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200%		07/17/34	EUR	745	850,358
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		560	599,368
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		1,500	1,620,693

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		10,128	$10,688,484
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.125%	01/15/45		1,070	1,051,979
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.350%	02/11/49		1,030	1,061,023
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.375%	07/30/25	EUR	2,000	2,437,929
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	2.875%	07/08/21	EUR	2,645	3,185,067
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%	06/14/28	EUR	5,755	7,151,797
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%	09/08/20		1,800	1,770,971
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	04/13/21		1,600	1,569,572
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.625%	04/20/22		3,800	3,752,515
Kingdom of Belgium Government International Bond (Belgium), Notes, 144A	8.875%	12/01/24		2,000	2,579,892
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44		2,200	1,999,800
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36		1,400	1,708,000
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125%	10/15/24		26,725	27,869,364
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140%	02/27/26		3,520	4,312,558
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%	06/09/21		3,710	3,487,400
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.103%	04/23/48		2,690	2,825,172
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes, MTN	5.375%	06/15/33		1,370	1,429,204
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	6.875%	09/27/23		8,285	9,004,801
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	2.375%	04/19/27	EUR	1,500	1,710,807
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN	3.875%	10/29/35	EUR	1,000	1,114,243
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	4.000%	04/17/25		1,765	1,749,422
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A	4.750%	03/13/28	EUR	1,250	1,316,898
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.250%	02/18/24		5,597	6,016,047
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.875%	09/16/25		2,635	2,667,289
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.000%	05/17/21		6,000	5,858,898
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500%	06/08/22		800	784,971
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750%	09/01/21		2,920	2,744,800
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.750%	09/01/22		870	797,233

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975%		04/20/55	1,210	$1,150,722

TOTAL SOVEREIGN BONDS (cost $163,094,471)					158,792,877

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.1%
Federal Home Loan Mortgage Corp.	2.500%		09/01/29	366	359,746
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	1,639	1,608,536
Federal Home Loan Mortgage Corp.	2.559%	(s)	12/14/29	2,400	1,677,778
Federal Home Loan Mortgage Corp.	3.000%		05/01/29	2,015	2,017,679
Federal Home Loan Mortgage Corp.	3.247%	(s)	07/15/32	1,000	638,480
Federal Home Loan Mortgage Corp.	3.500%		09/01/42	889	895,551
Federal Home Loan Mortgage Corp.	4.000%		TBA	11,500	11,723,486
Federal Home Loan Mortgage Corp.	4.000%		11/01/37	1,810	1,866,522
Federal Home Loan Mortgage Corp.	4.000%		09/01/40	6,378	6,562,255
Federal Home Loan Mortgage Corp.	4.000%		11/01/40	2,888	2,971,377
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	2,834	2,916,198
Federal Home Loan Mortgage Corp.	4.000%		01/01/44	1,372	1,403,579
Federal Home Loan Mortgage Corp.	4.000%		01/01/44	1,342	1,372,847
Federal Home Loan Mortgage Corp.	4.000%		06/01/48	1,540	1,570,729
Federal Home Loan Mortgage Corp.	4.000%		07/01/48	23,993	24,465,659
Federal Home Loan Mortgage Corp.	4.500%		12/01/40	1,740	1,822,378
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	3,498	3,647,843
Federal Home Loan Mortgage Corp.(k)	6.250%		07/15/32	3,400	4,539,850
Federal Home Loan Mortgage Corp.(k)	6.750%		03/15/31	4,000	5,438,484
Federal National Mortgage Assoc.	2.500%		04/01/28	106	104,853
Federal National Mortgage Assoc.	2.500%		06/01/28	1,346	1,328,369
Federal National Mortgage Assoc.	2.500%		08/01/28	475	465,753
Federal National Mortgage Assoc.	2.500%		09/01/28	709	699,905
Federal National Mortgage Assoc.	3.000%		02/01/31	3,019	3,013,159
Federal National Mortgage Assoc.	3.000%		01/01/32	438	437,110
Federal National Mortgage Assoc.	3.000%		07/01/43	343	337,113
Federal National Mortgage Assoc.	3.000%		08/01/43	618	607,291
Federal National Mortgage Assoc.	3.000%		09/01/43	1,876	1,843,504
Federal National Mortgage Assoc.	3.000%		11/01/43	8,912	8,757,949
Federal National Mortgage Assoc.	3.500%		05/01/42	1,804	1,818,528
Federal National Mortgage Assoc.	3.500%		05/01/42	1,535	1,547,098
Federal National Mortgage Assoc.	3.500%		05/01/42	1,508	1,519,639
Federal National Mortgage Assoc.	3.500%		07/01/42	7,950	8,011,631
Federal National Mortgage Assoc.	3.500%		09/01/42	21,885	22,055,515
Federal National Mortgage Assoc.	3.500%		09/01/42	4,212	4,244,638
Federal National Mortgage Assoc.	3.500%		02/01/47	4,830	4,840,786
Federal National Mortgage Assoc.	4.000%		TBA	36,500	37,207,187
Federal National Mortgage Assoc.	4.000%		09/01/40	2,975	3,059,134
Federal National Mortgage Assoc.	4.000%		12/01/43	126	129,103
Federal National Mortgage Assoc.	4.000%		10/01/47	9,263	9,502,060
Federal National Mortgage Assoc.	4.000%		11/01/47	2,528	2,590,285
Federal National Mortgage Assoc.	4.500%		05/01/39	2,786	2,916,905
Federal National Mortgage Assoc.	4.500%		12/01/40	4,316	4,520,387
Federal National Mortgage Assoc.	4.500%		06/01/48	9,611	9,955,895
Federal National Mortgage Assoc.(k)	6.250%		05/15/29	8,590	11,015,576
Federal National Mortgage Assoc.(k)	6.625%		11/15/30	1,485	1,990,534
Federal National Mortgage Assoc.(k)	7.125%		01/15/30	1,440	1,981,911
Government National Mortgage Assoc.	3.500%		TBA	3,000	3,018,516
Government National Mortgage Assoc.	3.500%		09/15/41	337	341,068
Government National Mortgage Assoc.	3.500%		11/15/41	131	132,851
Government National Mortgage Assoc.	3.500%		11/15/41	6	5,967
Government National Mortgage Assoc.	3.500%		01/15/42	32	32,330

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	3.500%		02/15/42	250	$253,120
Government National Mortgage Assoc.	3.500%		03/15/42	923	934,019
Government National Mortgage Assoc.	3.500%		03/15/42	13	13,659
Government National Mortgage Assoc.	3.500%		05/15/42	217	219,155
Government National Mortgage Assoc.	3.500%		06/15/42	133	134,646
Government National Mortgage Assoc.	3.500%		07/15/42	394	398,805
Government National Mortgage Assoc.	3.500%		07/15/42	392	397,070
Government National Mortgage Assoc.	3.500%		07/15/42	200	202,273
Government National Mortgage Assoc.	3.500%		07/15/42	48	48,512
Government National Mortgage Assoc.	3.500%		08/15/42	26	25,945
Government National Mortgage Assoc.	3.500%		01/15/43	178	180,668
Government National Mortgage Assoc.	3.500%		02/15/43	273	275,318
Government National Mortgage Assoc.	3.500%		04/15/43	595	603,726
Government National Mortgage Assoc.	3.500%		05/15/43	73	73,368
Government National Mortgage Assoc.	3.500%		05/15/43	45	45,629
Government National Mortgage Assoc.	3.500%		05/15/43	19	18,713
Government National Mortgage Assoc.	3.500%		05/15/43	17	16,950
Government National Mortgage Assoc.	3.500%		05/20/43	6,596	6,671,131
Government National Mortgage Assoc.	3.500%		07/15/43	402	406,762
Government National Mortgage Assoc.	3.500%		10/15/43	43	43,023
Government National Mortgage Assoc.	3.500%		11/15/43	40	40,706
Government National Mortgage Assoc.	3.500%		12/15/43	523	527,731
Government National Mortgage Assoc.	3.500%		01/15/44	198	199,859
Government National Mortgage Assoc.	4.000%		TBA	7,000	7,161,602
Government National Mortgage Assoc.	4.000%		01/20/40	981	1,014,189
Government National Mortgage Assoc.	4.000%		10/20/40	948	979,246
Government National Mortgage Assoc.	4.000%		02/20/41	1,227	1,267,177
Government National Mortgage Assoc.	4.500%		TBA	45,500	47,080,947
Government National Mortgage Assoc.	4.500%		05/20/40	3,041	3,191,121
Government National Mortgage Assoc.	4.500%		12/20/40	2,773	2,911,445
Government National Mortgage Assoc.	4.500%		11/20/46	1,016	1,069,506
Tennessee Valley Authority Generic Strip	2.723%	(s)	09/15/30	2,730	1,819,081
Tennessee Valley Authority Generic Strip	2.919%	(s)	03/15/33	600	363,948

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $309,416,777)					306,120,577

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bonds(h)(k)	3.000%		08/15/48	2,585	2,572,782
U.S. Treasury Notes(h)	3.125%		11/15/28	540	560,123
U.S. Treasury Strips Coupon(k)	1.898%	(s)	08/15/29	2,020	1,496,822
U.S. Treasury Strips Coupon(k)	2.100%	(s)	11/15/35	4,200	2,563,874
U.S. Treasury Strips Coupon(h)(k)	2.174%	(s)	05/15/29	3,435	2,560,717

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,334,503)					9,754,318

TOTAL LONG-TERM INVESTMENTS (cost $2,871,678,776)					2,830,345,314

				Shares

SHORT-TERM INVESTMENTS — 0.9%

AFFILIATED MUTUAL FUNDS — 0.8%
PGIM Core Ultra Short Bond Fund(w)				9,863,193	9,863,193

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

AFFILIATED MUTUAL FUNDS (continued)				Shares	Value
PGIM Institutional Money Market Fund (cost $11,705,979; includes $11,682,891 of cash collateral for securities on loan)(b)(w)				11,706,854	$11,705,683

TOTAL AFFILIATED MUTUAL FUNDS (cost $21,569,172)					21,568,876

	Interest Rate		Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER — 0.1%
Ford Motor Credit Co. LLC (cost $2,210,998)	3.201%	(n)	04/09/19	2,230	2,209,481

OPTIONS PURCHASED~* — 0.0% (cost $102,300)					751,703

TOTAL SHORT-TERM INVESTMENTS (cost $23,882,470)					24,530,060

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.2% (cost $2,895,561,246)					2,854,875,374

OPTIONS WRITTEN~* — (0.0)% (premiums received $160,642)					(191,941)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.2% (cost $2,895,400,604)					2,854,683,433
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.2)%					(87,414,954)

NET ASSETS — 100.0%					$2,767,268,479

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $13,716,841 and 0.5% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,463,819; cash collateral of $11,682,891 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

FORWARD COMMITMENT CONTRACTS
U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $23,154,844)	3.500%	TBA	01/14/19	$(23,500)	$(23,495,869)

Option Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC l	11/21/19	0.12%	—	7,400	$45,220
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. Internationa PLC	11/21/19	0.13%	—	4,900	28,591
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	4,657	42,890
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	4,528	41,734
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	11,320	99,953
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	22,471	215,242
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	22,780	223,944
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	4,528	46,860

Total OTC Traded (cost $60,432)							$744,434

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY.30.V1	(Q)	10,400	$1,643
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY.30.V1	(Q)	9,700	1,532
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY.30.V1	(Q)	9,230	4,094

Total OTC Swaptions (cost $41,868)									$7,269

Total Options Purchased (cost $102,300)									$751,703

Options Written:

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00	%(Q)	CDX.NA.HY.30.V1	(Q)	720	$(669)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00	%(Q)	CDX.NA.HY.30.V1	(Q)	1,200	(13,151)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY.30.V1	(Q)	9,700	(85,959)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY.30.V1	(Q)	10,400	(92,162)

Total Options Written (premiums received $160,642)										$(191,941)

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7,012	5 Year U.S. Treasury Notes	Mar. 2019	$804,188,750	$11,899,230
2,705	10 Year U.S. Treasury Notes	Mar. 2019	330,052,266	6,270,904
173	10 Year U.S. Ultra Treasury Notes	Mar. 2019	22,503,516	208,328
326	20 Year U.S. Treasury Bonds	Mar. 2019	47,596,000	2,192,108
1,370	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	220,099,062	11,221,140

				31,791,710

Short Positions:
942	2 Year U.S. Treasury Notes	Mar. 2019	199,998,375	(1,252,544)
112	5 Year Euro-Bobl	Mar. 2019	17,005,511	(43,316)
134	10 Year Euro-Bund	Mar. 2019	25,108,400	(9,497)
129	Euro Schatz Index	Mar. 2019	16,544,942	(6,652)

				(1,312,009)

				$30,479,701

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/25/19	Barclays Bank PLC	GBP	2,682	$3,393,974	$3,423,254	$29,280	$—
Euro, Expiring 01/25/19	Citibank, N.A.	EUR	829	950,000	952,170	2,170	—

				$4,343,974	$4,375,424	31,450	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar, Expiring 01/18/19	The Toronto-Dominion Bank	AUD	1,088	$774,531	$766,842	$7,689	$—
British Pound, Expiring 01/25/19	Goldman Sachs International	GBP	27,765	36,070,480	35,435,780	634,700	—
Euro, Expiring 01/25/19	Citibank, N.A.	EUR	35,439	40,354,190	40,694,215	—	(340,025)
Expiring 01/25/19	Citibank, N.A.	EUR	35,439	40,091,908	40,694,216	—	(602,308)
Expiring 01/25/19	JPMorgan Chase Bank, N.A.	EUR	950	1,086,946	1,090,881	—	(3,935)

				$118,378,055	$118,681,934	642,389	(946,268)

						$673,839	$(946,268)

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	54		6.794%	$71	$—	$71	Goldman Sachs International
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	30		6.780%	39	—	39	Goldman Sachs International
Bear Stearns Asset Backed Securities	01/31/19	1.250%(M)	936	*		1,233	—	1,233	Goldman Sachs International
Bear Stearns Asset Backed Securities	01/31/19	1.250%(M)	659	*		868	—	868	Goldman Sachs International
Bear Stearns Asset Backed Securities	01/31/19	1.250%(M)	294		10.086%	387	—	387	Goldman Sachs International
Chase Mortgage	01/31/19	1.250%(M)	1,120	*		1,466	—	1,466	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	437		6.940%	574	—	574	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	167	*		219	—	219	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	153		4.670%	201	—	201	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	34		6.780%	45	—	45	Goldman Sachs International
Citigroup Mortgage Loan Trust	01/31/19	1.250%(M)	326	*		429	—	429	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	243		4.550%	321	—	321	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	227		19.740%	298	—	298	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	193		4.550%	254	—	254	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	179	*		236	—	236	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	114		2.473%	150	—	150	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	83		7.460%	109	—	109	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	76		6.598%	100	—	100	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	57	*		75	—	75	Goldman Sachs International
Countrywide Alternative	01/31/19	1.250%(M)	619	*		810	—	810	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	880	*		1,151	—	1,151	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	500	*		654	—	654	Goldman Sachs International
Equity One Home	01/31/19	1.250%(M)	759	*		993	—	993	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	1,334	*		1,745	—	1,745	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	524	*		687	—	687	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	384	*	$502	$—	$ 502	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	168	*	220	—	220	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	313	*	409	—	409	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	121	*	160	—	160	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	119	*	156	—	156	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	112	*	146	—	146	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	90	*	117	—	117	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	320	*	420	—	420	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	263	0.620%	345	—	345	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	106	7.460%	140	—	140	Goldman Sachs International
GSR Mortgage Loan Trust	01/31/19	1.250%(M)	233	*	304	—	304	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	320	*	421	—	421	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	251	*	329	—	329	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	32	*	42	—	42	Goldman Sachs International
Lehman Home Equity	01/31/19	1.250%(M)	838	*	1,103	—	1,103	Goldman Sachs International
Lehman Home Equity	01/31/19	1.250%(M)	124	*	162	—	162	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	207	7.460%	273	—	273	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	147	10.400%	193	—	193	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	133	6.940%	175	—	175	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	108	2.602%	142	—	142	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	43	2.602%	57	—	57	Goldman Sachs International
Morgan Stanley Home Equity	01/31/19	1.250%(M)	335	*	438	—	438	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	872	14.903%	1,149	—	1,149	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	368	*	482	—	482	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	169	*	221	—	221	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	488	*	$640	$—	$640	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	64	*	84	—	84	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	59	6.780%	78	—	78	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	55	*	72	—	72	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	32	4.670%	42	—	42	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	25	6.780%	33	—	33	Goldman Sachs International

					$22,170	$—	$22,170

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000%(Q)	7,610	0.412%	$110,040	$86,696	$(23,344)
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	1,920	0.625%	(144,749)	19,348	164,097
AT&T, Inc.	06/20/21	1.000%(Q)	10,080	0.639%	72,647	95,874	23,227
Barrick Gold Corp.	06/20/21	1.000%(Q)	3,830	0.248%	(99,576)	73,078	172,654
Devon Energy Corp.	06/20/20	1.000%(Q)	610	0.401%	(50,343)	5,699	56,042
Eastman Chemical Co.	06/20/21	1.000%(Q)	5,625	1.248%	54,113	77,362	23,249
Ford Motor Co.	06/20/21	5.000%(Q)	19,000	1.248%	3,305,153	1,760,249	(1,544,904)
General Motors Co.	06/20/19	5.000%(Q)	4,960	0.245%	558,349	119,822	(438,527)

					$3,805,634	$2,238,128	$(1,567,506)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(2):
Republic of Italy	06/20/19	1.000%(Q)	2,680	$(10,429)	$(1,908)	$(8,521)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	2,800	21,019	62,638	(41,619)	Bank of America, N.A.
Republic of Italy	06/20/28	1.000%(Q)	1,705	166,183	172,797	(6,614)	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	1,710	30,017	10,638	19,379	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,685	29,578	26,566	3,012	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	9,918	9,160	758	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	9,918	3,306	6,612	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	9,918	9,976	(58)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	290	5,091	1,803	3,288	Citibank, N.A.

				$271,213	$294,976	$(23,763)

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
Arab Republic of Egypt	03/20/19	1.000%(Q)	740	2.208%	$(1,696)	$(2,880)	$1,184	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	780	4.046%	(72,642)	(134,637)	61,995	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	190	4.046%	(17,695)	(33,725)	16,030	Goldman Sachs International
Hellenic Republic	06/20/23	1.000%(Q)	1,300	4.380%	(165,493)	(127,162)	(38,331)	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	2,000	4.623%	(318,764)	(432,500)	113,736	Barclays Bank PLC
Hellenic Republic	12/20/24	1.000%(Q)	2,000	4.706%	(347,600)	(460,000)	112,400	Citibank, N.A.
Husky Energy, Inc.	06/20/20	1.000%(Q)	2,650	0.359%	25,532	(109,128)	134,660	Morgan Stanley &Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	3,870	0.757%	40,566	44,797	(4,231)	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)	1,930	0.757%	20,230	20,987	(757)	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	420	0.757%	4,402	6,070	(1,668)	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,425	3.140%	(119,924)	(78,778)	(41,146)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,405	3.140%	(118,241)	(93,238)	(25,003)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	3.140%	(39,554)	(31,384)	(8,170)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	3.140%	(39,554)	(26,106)	(13,448)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	3.140%	(39,554)	(31,963)	(7,591)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	240	3.140%	(20,198)	(13,261)	(6,937)	Citibank, N.A.
Republic of Italy	06/20/20	1.000%(Q)	1,360	1.194%	(3,337)	(19,593)	16,256	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	2,720	1.565%	(35,285)	(56,173)	20,888	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	2,680	1.684%	(50,289)	(99,575)	49,286	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	2,800	1.982%	(109,515)	(168,498)	58,983	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	2,710	1.982%	(105,995)	(128,212)	22,217	Goldman Sachs International
Republic of Portugal	06/20/23	1.000%(Q)	680	0.828%	5,099	598	4,501	Bank of America, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	7,970	0.889%	43,359	7,383	35,976	BNP Paribas
Republic of Portugal	12/20/23	1.000%(Q)	530	0.889%	2,883	246	2,637	JPMorgan Chase Bank, N.A.

					$(1,463,265)	$(1,966,732)	$503,467

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	43,900	$(2,609,119)	$(1,422,038)	$1,187,081
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	14,112	134,497	319,979	185,482
CDX.NA.IG.31.V1	12/20/28	1.000%(Q)	105,685	1,432,157	2,747,563	1,315,406

				$(1,042,465)	$1,645,504	$2,687,969

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate swap agreements^:
173,100	01/28/19	—(3)	—(3)	$(108,789)	$—	$(108,789)	Citigroup Global Markets, Inc.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays or receives payment based on CMM102 minus 7 year CMT minus 1.371% upon termination

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,320	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(84,549)	$(84,549)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	11,880	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	$—	$859,310	$859,310
EUR	10,235	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(14,693)	1,830	16,523
EUR	7,985	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(19,446)	(63,915)	(44,469)

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	2,665	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	$5,144	$(23,470)	$(28,614)
EUR	12,145	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(96,387)	(392,571)	(296,184)
EUR	10,015	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(46,664)	(240,632)	(193,968)
EUR	5,135	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(7,494)	(130,471)	(122,977)
EUR	3,745	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	106,436	(57,154)	(163,590)
EUR	20,130	02/15/28	0.758%(A)	6 Month EURIBOR(2)(S)	(3,132)	29,731	32,863
EUR	7,280	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	249,753	(47,763)	(297,516)
EUR	2,600	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	96,191	9,264	(86,927)
EUR	800	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	58,693	18,088	(40,605)
EUR	1,050	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	46,604	(2,835)	(49,439)
EUR	9,595	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	182,149	182,149
EUR	9,595	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(187,638)	(187,638)
EUR	730	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	30,388	(6,077)	(36,465)
EUR	1,765	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	42,404	42,404
EUR	1,765	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(42,373)	(42,373)
EUR	6,140	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	59,742	59,742
EUR	6,140	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	(60,158)	(60,158)
GBP	5,120	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	61,020	72,049	11,029
JPY	7,551,940	12/17/20	0.150%(S)	6 Month JPY LIBOR(1)(S)	—	(4,245)	(4,245)
	143,320	02/15/19	1.820%(A)	1 Day USOIS(1)(A)	—	230,006	230,006
	15,040	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	99,267	99,267
	14,833	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	97,790	97,790
	9,235	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	71,422	71,422
	42,805	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(20,082)	324,253	344,335
	25,260	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	215,920	215,920
	44,270	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	471,006	471,006
	74,445	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	20,960	505,432	484,472
	184,560	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	480,602	1,276,544	795,942
	66,995	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	19,431	335,004	315,573
	38,930	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	429	133,578	133,149
	95,435	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	8,016	217,171	209,155
	24,235	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	34,473	34,473
	21,570	03/28/20	2.190%(A)	1 Day USOIS(1)(A)	(1,108)	26,173	27,281
	23,835	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	6,033	12,438	6,405
	32,715	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(20,821)	(24,232)	(3,411)
	45,600	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	(34,307)	(34,307)
	29,660	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	473,296	473,296
	7,890	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(34,141)	(34,141)
	10,745	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	127	(36,601)	(36,728)

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
	10,925	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	$25,715	$193,013	$167,298
	25,542	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(27,992)	403,766	431,758
	31,125	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(43,551)	439,128	482,679
	4,625	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	118,766	118,766
	15,675	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	267,614	267,614
	122,455	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	401,613	2,079,144	1,677,531
	44,955	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	154,012	749,187	595,175
	57,995	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	178,653	837,591	658,938
	10,865	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	8,634	(115,479)	(124,113)
	2,880	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(91,575)	(91,575)
	69,131	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(47,810)	(1,632,298)	(1,584,488)
	4,645	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(138,897)	(138,897)
	21,625	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	17,061	(652,683)	(669,744)
	50,264	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	1,595	(1,530,560)	(1,532,155)
	4,305	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	169,599	93,776	(75,823)
	24,228	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	323,421	978,134	654,713
	6,165	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	8,731	210,622	201,891
	3,440	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	98,690	98,690
	11,550	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(7,813)	232,538	240,351
	7,830	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	210,634	210,634
	5,275	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	224,680	224,680
	3,015	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	84,598	84,598
	10,636	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(39,440)	(160,404)	(120,964)
	11,374	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(45,193)	(128,292)	(83,099)
	2,290	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	70,898	70,898
	4,895	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	239	1,017,241	1,017,002
	1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	38,496	38,496
	3,180	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	208	731,585	731,377
	1,715	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	(59,719)	(59,719)
	1,730	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	103,920	103,920
	1,600	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	69,232	69,232
ZAR	177,100	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(8,138)	34,478	42,616

					$2,029,544	$9,187,581	$7,158,037

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
IOS.FN30.450.10 Index(M)	1 Month LIBOR	(M)	Credit Suisse International	01/12/41	4,114	(46,098)	(8,430)	$(37,668)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	—	—	—	$(108,789)
OTC Swap Agreements	$376,965	$(2,057,151)	$705,968	$(241,762)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$22,344,000	$32,148,858

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$22,065,170	$—
Collateralized Loan Obligations	—	486,942,493	—
Consumer Loans	—	56,874,207	—
Credit Cards	—	15,740,984	—
Home Equity Loans	—	50,379,741	—
Residential Mortgage-Backed Securities	—	47,506,132	12,235,460
Student Loans	—	16,206,180	—
Bank Loans	—	12,893,230	1,568,000
Commercial Mortgage-Backed Securities	—	601,014,155	—
Common Stock	624,918	—	—
Corporate Bonds	—	814,596,985	—
Municipal Bonds	—	66,505,249	—
Residential Mortgage-Backed Securities	—	150,524,638	—
Sovereign Bonds	—	158,792,877	—
U.S. Government Agency Obligations	—	306,120,577	—
U.S. Treasury Obligations	—	9,754,318	—
Affiliated Mutual Funds	21,568,876	—	—
Commercial Paper	—	2,209,481	—
Options Purchased	—	751,703	—
Options Written	—	(191,941)	—
Other Financial Instruments*

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Forward Commitment Contracts	$—	$(23,495,869)	$—
Futures Contracts	30,479,701	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(272,429)	—
Centrally Cleared Credit Default Swap Agreements	—	1,120,463	—
OTC Credit Default Swap Agreements	—	(1,192,052)	22,170
Forward Rate Swap Agreements	—	—	(108,789)
Centrally Cleared Inflation Swap Agreements	—	(84,549)	—
Centrally Cleared Interest Rate Swap Agreements	—	7,158,037	—
OTC Total Return Swap Agreements	—	(46,098)	—

Total	$52,673,495	$2,801,873,682	$13,716,841

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Commercial Mortgage-Backed Securities	21.7%
Collateralized Loan Obligations	17.6
U.S. Government Agency Obligations	11.1
Banks	10.1
Residential Mortgage-Backed Securities	7.7
Sovereign Bonds	5.7
Electric	2.5
Municipal Bonds	2.4
Oil & Gas	2.0
Consumer Loans	2.0
Home Equity Loans	1.8
Media	1.8
Pharmaceuticals	1.5
Diversified Financial Services	1.1
Pipelines	0.9
Insurance	0.8
Automobiles	0.8
Auto Manufacturers	0.8
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	0.8
Telecommunications	0.7
Healthcare-Services	0.7
Student Loans	0.6
Credit Cards	0.6
Airlines	0.5
Chemicals	0.5
Multi-National	0.5
Commercial Services	0.5
Real Estate Investment Trusts (REITs)	0.4
Retail	0.4
Auto Parts & Equipment	0.4
U.S. Treasury Obligations	0.4
Agriculture	0.3
Aerospace & Defense	0.3
Software	0.3
Office/Business Equipment	0.2
Foods	0.2
Packaging & Containers	0.2
Miscellaneous Manufacturing	0.2
Semiconductors	0.2

Oil & Gas Services	0.2%
Gas	0.2
Forest Products & Paper	0.2
Building Materials	0.1
Lodging	0.1
Savings & Loans	0.1
Mining	0.1
Hotels, Restaurants & Leisure	0.1
Computers	0.1
Beverages	0.1
Household Products/Wares	0.1
Commercial Paper	0.1
Home Builders	0.1
Machinery-Diversified	0.1
Housewares	0.1
Internet Software & Services	0.1
Apparel	0.1
Home Furnishings	0.0	*
Internet	0.0	*
Textiles	0.0	*
Options Purchased	0.0	*
Engineering & Construction	0.0	*

	103.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.2)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,127,238	*	Due from/to broker-variation margin swaps	$2,006,775	*
Credit contracts	Premiums paid for OTC swap agreements	376,965		Premiums received for OTC swap agreements	2,048,721
Credit contracts	Unaffiliated investments	7,269		Options written outstanding, at value	191,941
Credit contracts	Unrealized appreciation on OTC swap agreements	705,968		Unrealized depreciation on OTC swap agreements	204,094
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	673,839		Unrealized depreciation on OTC forward foreign currency exchange contracts	946,268
Interest rate contracts	Due from/to broker-variation margin futures	31,791,710	*	Due from/to broker-variation margin futures	1,312,009	*
Interest rate contracts	Due from/to broker-variation margin swaps	13,402,369	*	Due from/to broker-variation margin swaps	6,328,881	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	8,430
Interest rate contracts	Unaffiliated investments	744,434		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	108,789
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	37,668

Total		$50,829,792			$13,193,576

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(83,266)	$467,844	$—	$—	$—	$(560,756)
Foreign exchange contracts	—	—	—	7,973,648	—	—
Interest rate contracts	(1,128,735)	799,714	(45,576,500)	—	(284,768)	11,442,563

Total	$(1,212,001)	$1,267,558	$(45,576,500)	$7,973,648	$(284,768)	$10,881,807

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(25,349)	$(209,103)	$—	$—	$—	$1,985,508
Foreign exchange contracts	—	—	—	1,540,983	—	—
Interest rate contracts	1,141,890	(402,299)	32,149,604	—	(108,789)	639,143

Total	$1,116,541	$(611,402)	$32,149,604	$1,540,983	$(108,789)	$2,624,651

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$605,390	$216,435,244	$1,428,776,062	$301,275,574	$5,924,723	$124,089,316

Credit Default Swaps Agreements- Buy Protection(2)	Credit Default Swaps Agreements- Sell Protection(2)	Currency Swap Agreements(2)	Forward Rate Agreements(2)	Inflation Swaps Agreements(2)	Interest Rate Swaps Agreements(2)	Total Return Swap Agreements(2)
$199,836,840	$113,371,707	$22,887,842	$207,760,000	$29,949,843	$2,115,834,035	$4,468,418

(1)	Cost

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$11,463,819	$(11,463,819)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$743,097	$(416,912)	$326,185	$(267,024)	$59,161
Barclays Bank PLC	319,720	(432,500)	(112,780)	112,780	—
BNP Paribas	43,359	—	43,359	—	43,359
Citibank, N.A.	293,234	(2,083,183)	(1,789,949)	1,725,015	(64,934)
Citigroup Global Markets, Inc.	—	(108,789)	(108,789)	20,000	(88,789)
Credit Suisse International	—	(46,098)	(46,098)	—	(46,098)
Deutsche Bank AG	1,643	(103,260)	(101,617)	—	(101,617)
Goldman Sachs International	933,599	(242,106)	691,493	—	691,493
JPMorgan Chase Bank, N.A.	2,883	(3,935)	(1,052)	—	(1,052)
Morgan Stanley & Co. International PLC	163,251	(109,128)	54,123	—	54,123
The Toronto-Dominion Bank	7,689	—	7,689	—	7,689

	$2,508,475	$(3,545,911)	$(1,037,436)	$1,590,771	$553,335

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $11,463,819:
Unaffiliated investments (cost $2,873,992,074)	$2,833,306,498
Affiliated investments (cost $21,569,172)	21,568,876
Foreign currency, at value (cost $300,791)	301,207
Cash	35,591
Receivable for investments sold	102,155,342
Deposit with broker for centrally cleared/ exchange-traded derivatives	22,344,000
Dividends and interest receivable	21,690,247
Due from broker-variation margin futures	3,685,348
Unrealized appreciation on OTC swap agreements	705,968
Unrealized appreciation on OTC foreign currency forward contracts	673,839
Cash segregated for counterparty - OTC	590,000
Receivable for Portfolio shares sold	378,530
Premiums paid for OTC swap agreements	376,965
Prepaid expenses	22,209
Receivable from affiliate	1,063

Total Assets	3,007,835,683

LIABILITIES:
Payable for investments purchased	192,332,044
Forward commitment contracts, at value (proceeds receivable $23,154,844)	23,495,869
Payable to broker for collateral for securities on loan	11,682,891
Payable for Portfolio shares repurchased	7,325,000
Premiums received for OTC swap agreements	2,057,151
Due to broker-variation margin swaps	1,410,899
Unrealized depreciation on OTC foreign currency forward contracts	946,268
Management fees payable	478,931
Unrealized depreciation on OTC swap agreements	241,762
Options written outstanding, at value (premiums received $160,642)	191,941
Accrued expenses and other liabilities	176,966
Distribution fee payable	118,324
Unrealized depreciation on OTC forward rate agreements	108,789
Affiliated transfer agent fee payable	369

Total Liabilities	240,567,204

NET ASSETS	$2,767,268,479

Net assets were comprised of:
Partners Equity	$2,767,268,479

Net asset value and redemption price per share, $2,767,268,479 / 226,743,097 outstanding shares of beneficial interest	$12.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $18,837, of which $1,063 is reimbursable by an affiliate)	$101,799,314
Affiliated dividend income	2,724,035
Income from securities lending, net (including affiliated income of $57,542)	77,148

104,600,497

EXPENSES
Management fees	13,902,334
Distribution fee	7,387,997
Custodian and accounting fees	293,826
Audit fee	52,309
Trustees’ fees	39,951
Legal fees and expenses	19,183
Shareholders’ reports	17,121
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	52,555

Total expenses	21,772,263

NET INVESTMENT INCOME (LOSS)	82,828,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(988))	(10,504,369)
Futures transactions	(45,576,500)
Forward rate agreement transactions	(284,768)
Swap agreement transactions	10,881,807
Options written transactions	1,267,558
Forward currency contracts transactions	7,973,648
Foreign currency transactions	(2,779,127)

(39,021,751)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(301))	(103,695,283)
Futures	32,149,604
Forward rate agreements	(108,789)
Swap agreements	2,624,651
Options written	(611,402)
Forward currency contracts	1,540,983
Foreign currencies	19,622

(68,080,614)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(107,102,365)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,274,131)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$82,828,234	$71,050,604
Net realized gain (loss) on investment transactions	(39,021,751)	28,970,720
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(68,080,614)	61,583,423

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,274,131)	161,604,747

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [30,288,385 and 23,966,799 shares, respectively]	365,524,933	288,508,616
Portfolio share repurchased [48,200,710 and 48,899,114 shares, respectively]	(582,370,858)	(581,016,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(216,845,925)	(292,507,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(241,120,056)	(130,902,913)
NET ASSETS:
Beginning of year	3,008,388,535	3,139,291,448

End of year	$2,767,268,479	$3,008,388,535

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 125.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.2%
Arconic, Inc.	62,800	$1,058,808
Harris Corp.	5,000	673,250
Huntington Ingalls Industries, Inc.	8,300	1,579,573
Lockheed Martin Corp.(u)	19,200	5,027,328
Raytheon Co.(u)	25,800	3,956,430
Teledyne Technologies, Inc.*	3,200	662,624

		12,958,013

Air Freight & Logistics — 0.1%
Forward Air Corp.	4,600	252,310
Hub Group, Inc. (Class A Stock)*	5,300	196,471

		448,781

Airlines — 0.6%
United Continental Holdings, Inc.*(u)	42,700	3,575,271

Auto Components — 0.2%
Cooper-Standard Holdings, Inc.*	2,000	124,240
Dana, Inc.	21,600	294,408
Tenneco, Inc. (Class A Stock)	19,000	520,410

		939,058

Automobiles — 0.2%
Thor Industries, Inc.	22,700	1,180,400

Banks — 6.7%
Bank of America Corp.(u)	395,646	9,748,717
BB&T Corp.(u)	74,000	3,205,680
Citigroup, Inc.(u)	119,540	6,223,252
Citizens Financial Group, Inc.(u)	132,900	3,951,117
First BanCorp. (Puerto Rico)	63,200	543,520
Hancock Whitney Corp	6,000	207,900
Huntington Bancshares, Inc.	30,100	358,792
JPMorgan Chase & Co.(u)	123,676	12,073,251
Synovus Financial Corp.	47,500	1,519,525
Wells Fargo & Co.	25,600	1,179,648

		39,011,402

Beverages — 1.9%
Keurig Dr. Pepper, Inc.	37,800	969,192
Monster Beverage Corp.*	47,100	2,318,262
PepsiCo, Inc.(u)	72,200	7,976,656

		11,264,110

Biotechnology — 5.9%
AbbVie, Inc.(u)	68,400	6,305,796
Alexion Pharmaceuticals, Inc.*(u)	32,300	3,144,728
Amgen, Inc.(u)	34,400	6,696,648
Celgene Corp.*(u)	62,500	4,005,625
Genomic Health, Inc.*	7,100	457,311
Gilead Sciences, Inc.(u)	82,000	5,129,100
Incyte Corp.*(u)	54,400	3,459,296
United Therapeutics Corp.*	9,200	1,001,880
Vanda Pharmaceuticals, Inc.*	22,100	577,473
Vertex Pharmaceuticals, Inc.*(u)	23,200	3,844,472

		34,622,329

Building Products — 0.8%
Armstrong World Industries, Inc.	31,000	1,804,510
Builders FirstSource, Inc.*	17,400	189,834

COMMON STOCKS (continued)	Shares	Value
Building Products (continued)
Continental Building Products, Inc.*	64,900	$1,651,705
NCI Building Systems, Inc.*	35,800	259,550
Resideo Technologies, Inc.*	7,283	149,666
Universal Forest Products, Inc.	25,200	654,192

		4,709,457

Capital Markets — 2.8%
Ameriprise Financial, Inc.(u)	30,100	3,141,537
BGC Partners, Inc. (Class A Stock)	36,200	187,154
Donnelley Financial Solutions, Inc.*	9,712	136,259
Evercore, Inc. (Class A Stock)	25,000	1,789,000
Goldman Sachs Group, Inc. (The)(u)	22,900	3,825,445
Morgan Stanley(u)	102,600	4,068,090
State Street Corp.(u)	51,800	3,267,026

		16,414,511

Chemicals — 2.1%
AdvanSix, Inc.*	2,152	52,380
Chemours Co. (The)	32,900	928,438
Huntsman Corp.	119,200	2,299,368
Koppers Holdings, Inc.*	15,000	255,600
LyondellBasell Industries NV (Class A Stock)	2,600	216,216
Mosaic Co. (The)	86,500	2,526,665
Olin Corp.(u)	137,500	2,765,125
Trinseo SA	22,500	1,030,050
Westlake Chemical Corp.	30,200	1,998,334

		12,072,176

Commercial Services & Supplies — 0.1%
Herman Miller, Inc.	13,700	414,425

Communications Equipment — 1.9%
Cisco Systems, Inc.(u)	174,700	7,569,751
CommScope Holding Co., Inc.*	155,700	2,551,923
F5 Networks, Inc.*	800	129,624
Juniper Networks, Inc.	24,700	664,677

		10,915,975

Construction & Engineering — 0.2%
EMCOR Group, Inc.	23,900	1,426,591

Consumer Finance — 1.3%
American Express Co.	10,600	1,010,392
Capital One Financial Corp.(u)	54,200	4,096,978
Green Dot Corp. (Class A Stock)*	9,100	723,632
Navient Corp.	138,700	1,221,947
OneMain Holdings, Inc.*	29,500	716,555

		7,769,504

Containers & Packaging — 0.3%
Greif, Inc. (Class A Stock)	14,100	523,251
Owens-Illinois, Inc.*	75,800	1,306,792

		1,830,043

Distributors — 0.3%
Genuine Parts Co.	11,100	1,065,822
LKQ Corp.*	33,100	785,463

		1,851,285

Diversified Consumer Services — 0.2%
Grand Canyon Education, Inc.*	9,000	865,260

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
Strategic Education, Inc.	2,700	$306,234

		1,171,494

Diversified Financial Services — 1.0%
AXA Equitable Holdings, Inc.	20,600	342,578
Berkshire Hathaway, Inc. (Class B Stock)*(u)	17,500	3,573,150
Jefferies Financial Group, Inc.	95,200	1,652,672

		5,568,400

Diversified Telecommunication Services — 2.9%
AT&T, Inc.(u)	237,000	6,763,980
Verizon Communications, Inc.(u)	176,400	9,917,208

		16,681,188

Electric Utilities — 1.2%
Eversource Energy	10,200	663,408
Exelon Corp.(u)	102,900	4,640,790
FirstEnergy Corp.	10,400	390,520
Portland General Electric Co.	25,100	1,150,835

		6,845,553

Electrical Equipment — 0.4%
AMETEK, Inc.	10,200	690,540
Atkore International Group, Inc.*	35,300	700,352
EnerSys	11,100	861,471
Regal Beloit Corp.	3,200	224,160

		2,476,523

Electronic Equipment, Instruments & Components — 1.7%
Anixter International, Inc.*	6,500	353,015
Avnet, Inc.	50,700	1,830,270
CDW Corp.(u)	46,100	3,736,405
ePlus, Inc.*	6,600	469,722
Jabil, Inc.	34,400	852,776
National Instruments Corp.	11,000	499,180
SYNNEX Corp.	13,500	1,091,340
Tech Data Corp.*	9,600	785,376
Zebra Technologies Corp. (Class A Stock)*	600	95,538

		9,713,622

Energy Equipment & Services — 0.5%
Archrock, Inc.	91,100	682,339
Helix Energy Solutions Group, Inc.*	69,600	376,536
Mammoth Energy Services, Inc.	30,700	551,986
Superior Energy Services, Inc.*	206,300	691,105
Unit Corp.*	34,400	491,232

		2,793,198

Entertainment — 1.1%
Activision Blizzard, Inc.(u)	78,200	3,641,774
Cinemark Holdings, Inc.	11,000	393,800
Netflix, Inc.*	4,100	1,097,406
Twenty-First Century Fox, Inc. (Class A Stock)	16,500	793,980
Walt Disney Co. (The)	6,200	679,830

		6,606,790

Equity Real Estate Investment Trusts (REITs) — 3.5%
Apple Hospitality REIT, Inc.	81,500	1,162,190
Ashford Hospitality Trust, Inc.	45,500	182,000

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Brixmor Property Group, Inc.	159,500	$2,343,055
Chesapeake Lodging Trust	11,100	270,285
CoreCivic, Inc.	102,000	1,818,660
DiamondRock Hospitality Co.	79,100	718,228
Empire State Realty Trust, Inc. (Class A Stock), REIT	44,600	634,658
Franklin Street Properties Corp.	46,900	292,187
GEO Group, Inc. (The)	109,950	2,166,015
Host Hotels & Resorts, Inc.	78,200	1,303,594
Lexington Realty Trust	41,800	343,178
Park Hotels & Resorts, Inc.	70,500	1,831,590
Ryman Hospitality Properties, Inc.	13,600	906,984
Spirit MTA REIT	32,060	228,589
Spirit Realty Capital, Inc.	64,120	2,260,230
VEREIT, Inc.	281,000	2,009,150
VICI Properties, Inc.	15,500	291,090
Xenia Hotels & Resorts, Inc.	83,000	1,427,600

		20,189,283

Food & Staples Retailing — 0.8%
Walgreens Boots Alliance, Inc.(u)	66,900	4,571,277

Food Products — 1.5%
Archer-Daniels-Midland Co.(u)	92,500	3,789,725
J.M. Smucker Co. (The)	9,600	897,504
Pilgrim’s Pride Corp.*	43,500	674,685
Tyson Foods, Inc. (Class A Stock)(u)	62,700	3,348,180

		8,710,094

Gas Utilities — 0.7%
UGI Corp.(u)	79,600	4,246,660

Health Care Equipment & Supplies — 5.1%
Align Technology, Inc.*	11,500	2,408,445
Baxter International, Inc.(u)	57,100	3,758,322
Boston Scientific Corp.*	54,500	1,926,030
Danaher Corp.(u)	56,600	5,836,592
DENTSPLY SIRONA, Inc.	30,500	1,134,905
Edwards Lifesciences Corp.*(u)	24,000	3,676,080
Hill-Rom Holdings, Inc.	17,000	1,505,350
IDEXX Laboratories, Inc.*(u)	22,300	4,148,246
Masimo Corp.*(u)	41,100	4,412,907
Medtronic PLC	7,900	718,584

		29,525,461

Health Care Providers & Services — 3.9%
Centene Corp.*	3,300	380,490
Cigna Corp.	12,292	2,334,440
HCA Healthcare, Inc.(u)	31,100	3,870,395
Humana, Inc.(u)	12,300	3,523,704
MEDNAX, Inc.*	20,300	669,900
Molina Healthcare, Inc.*	10,400	1,208,688
Tenet Healthcare Corp.*	56,200	963,268
UnitedHealth Group, Inc.(u)	40,300	10,039,536

		22,990,421

Health Care Technology — 0.5%
HMS Holdings Corp.*	34,400	967,672
Veeva Systems, Inc. (Class A Stock)*	21,700	1,938,244
		2,905,916

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 2.1%
Bloomin’ Brands, Inc.	75,400	$1,348,906
Churchill Downs, Inc.	2,400	585,456
Darden Restaurants, Inc.	11,500	1,148,390
Extended Stay America, Inc.	85,400	1,323,700
Hilton Grand Vacations, Inc.*	79,600	2,100,644
Las Vegas Sands Corp.(u)	57,400	2,987,670
Marriott International, Inc. (Class A Stock)	10,800	1,172,448
Marriott Vacations Worldwide Corp.	10,800	761,508
Penn National Gaming, Inc.*	29,200	549,836
Wyndham Hotels & Resorts, Inc.	8,400	381,108

		12,359,666

Household Durables — 0.3%
Cavco Industries, Inc.*	1,400	182,532
Meritage Homes Corp.*	13,500	495,720
NVR, Inc.*	400	974,796

		1,653,048

Household Products — 0.9%
Procter & Gamble Co. (The)(u)	52,400	4,816,608
Spectrum Brands Holdings, Inc.	10,300	435,175

		5,251,783

Independent Power & Renewable Electricity Producers — 1.3%
AES Corp.(u)	214,300	3,098,778
NRG Energy, Inc.(u)	113,600	4,498,560

		7,597,338

Industrial Conglomerates — 1.0%
Honeywell International, Inc.(u)	43,700	5,773,644

Insurance — 2.7%
American Equity Investment Life Holding Co.	7,800	217,932
American Financial Group, Inc.	24,600	2,227,038
CNA Financial Corp.	11,600	512,140
Genworth Financial, Inc. (Class A Stock)*	70,300	327,598
Lincoln National Corp.	47,600	2,442,356
MetLife, Inc.(u)	98,500	4,044,410
Old Republic International Corp.(u)	131,000	2,694,670
Travelers Cos., Inc. (The)(u)	27,400	3,281,150

		15,747,294

Interactive Media & Services — 4.7%
Alphabet, Inc. (Class C Stock)*(u)	11,437	11,844,272
Alphabet, Inc. (Class A Stock)*(u)	7,200	7,523,712
Facebook, Inc. (Class A Stock)*(u)	63,300	8,297,997

		27,665,981

Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc.*(u)	6,300	9,462,411
eBay, Inc.*(u)	109,400	3,070,858
Expedia Group, Inc.	5,900	664,635
Groupon, Inc.*	165,700	530,240
Nutrisystem, Inc.	24,700	1,083,836
Qurate Retail, Inc.*(u)	168,300	3,285,216

		18,097,196

IT Services — 7.7%
Accenture PLC (Class A Stock)(u)	41,400	5,837,814
Automatic Data Processing, Inc.(u)	42,300	5,546,376

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Booz Allen Hamilton Holding Corp.(u)	90,000	$4,056,300
CACI International, Inc. (Class A Stock)*	13,300	1,915,599
Cognizant Technology Solutions Corp. (Class A Stock)(u)	76,700	4,868,916
CoreLogic, Inc.*	6,000	200,520
DXC Technology Co.(u)	58,900	3,131,713
MAXIMUS, Inc.	16,600	1,080,494
Total System Services, Inc.(u)	47,200	3,836,888
Travelport Worldwide Ltd.	67,500	1,054,350
VeriSign, Inc.*(u)	23,300	3,455,157
Visa, Inc. (Class A Stock)(u)	74,900	9,882,306

		44,866,433

Leisure Products — 0.1%
Vista Outdoor, Inc.*	35,600	404,060

Life Sciences Tools & Services — 1.9%
Bruker Corp.	27,900	830,583
Illumina, Inc.*(u)	18,000	5,398,740
Medpace Holdings, Inc.*	30,900	1,635,537
Thermo Fisher Scientific, Inc.(u)	15,500	3,468,745

		11,333,605

Machinery — 2.4%
Caterpillar, Inc.(u)	40,800	5,184,456
Colfax Corp.*	10,500	219,450
Cummins, Inc.(u)	28,200	3,768,648
Harsco Corp.*	30,400	603,744
Oshkosh Corp.(u)	43,800	2,685,378
PACCAR, Inc	11,400	651,396
Pentair PLC (United Kingdom)	13,500	510,030
SPX FLOW, Inc.*	9,000	273,780

		13,896,882

Media — 1.9%
Comcast Corp. (Class A Stock)(u)	182,800	6,224,340
News Corp. (Class A Stock)	90,600	1,028,310
TEGNA, Inc.	138,500	1,505,495
Tribune Media Co. (Class A Stock)	52,600	2,386,988

		11,145,133

Metals & Mining — 1.4%
Alcoa Corp.*	7,300	194,034
Commercial Metals Co.	21,700	347,634
Freeport-McMoRan, Inc.(u)	243,700	2,512,547
Nucor Corp.(u)	60,700	3,144,867
Steel Dynamics, Inc.	59,300	1,781,372

		7,980,454

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Corp., REIT	52,100	805,987
Two Harbors Investment Corp.	85,600	1,099,104

		1,905,091

Multiline Retail — 1.1%
Kohl’s Corp.(u)	51,300	3,403,242
Macy’s, Inc.(u)	111,600	3,323,448

		6,726,690

Multi-Utilities — 0.6%
Ameren Corp.	25,100	1,637,273

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
CenterPoint Energy, Inc.	15,100	$426,273
MDU Resources Group, Inc.	63,500	1,513,840

		3,577,386

Oil, Gas & Consumable Fuels — 6.4%
Antero Resources Corp.*	64,200	602,838
Cheniere Energy, Inc.*(u)	50,000	2,959,500
Chevron Corp.(u)	75,500	8,213,645
ConocoPhillips(u)	59,800	3,728,530
CONSOL Energy, Inc.*	13,400	424,914
Exxon Mobil Corp.(u)	21,400	1,459,266
Kinder Morgan, Inc.(u)	240,200	3,694,276
Laredo Petroleum, Inc.*	41,700	150,954
Marathon Oil Corp.	12,500	179,250
Marathon Petroleum Corp.(u)	75,200	4,437,552
PBF Energy, Inc. (Class A Stock)	77,000	2,515,590
Phillips 66(u)	43,100	3,713,065
Renewable Energy Group, Inc.*	20,300	521,710
Valero Energy Corp.(u)	56,300	4,220,811
World Fuel Services Corp.	29,400	629,454

		37,451,355

Paper & Forest Products — 0.3%
Domtar Corp.	21,700	762,321
Louisiana-Pacific Corp.	53,700	1,193,214

		1,955,535

Personal Products — 0.8%
Avon Products, Inc. (United Kingdom)*	11,300	17,176
Herbalife Nutrition Ltd.*	38,800	2,287,260
Medifast, Inc.	2,400	300,048
Nu Skin Enterprises, Inc. (Class A Stock)	14,000	858,620
USANA Health Sciences, Inc.*	8,400	988,932

		4,452,036

Pharmaceuticals — 6.2%
Allergan PLC(u)	29,500	3,942,970
Bristol-Myers Squibb Co.(u)	100,500	5,223,990
Eli Lilly & Co.(u)	30,700	3,552,604
Horizon Pharma PLC*	66,700	1,303,318
Johnson & Johnson(u)	66,400	8,568,920
Mallinckrodt PLC*	50,200	793,160
Merck & Co., Inc.(u)	81,600	6,235,056
Pfizer, Inc.	26,700	1,165,455
Zoetis, Inc.(u)	61,800	5,286,372

		36,071,845

Professional Services — 0.8%
Insperity, Inc.	20,000	1,867,200
Kforce, Inc.	9,400	290,648
Korn/Ferry International	30,600	1,209,924
Robert Half International, Inc	14,000	800,800
TriNet Group, Inc.*	8,200	343,990

		4,512,562

Real Estate Management & Development — 0.8%
CBRE Group, Inc. (Class A Stock)*(u)	112,300	4,496,492
Newmark Group, Inc. (Class A Stock)	16,793	134,681

		4,631,173

COMMON STOCKS (continued)	Shares	Value
Road & Rail — 1.7%
CSX Corp.(u)	74,500	$4,628,685
Landstar System, Inc.	5,300	507,051
Norfolk Southern Corp.(u)	28,400	4,246,936
Old Dominion Freight Line, Inc.	4,700	580,403

		9,963,075

Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	26,300	2,257,329
Cabot Microelectronics Corp.	8,700	829,545
Cirrus Logic, Inc.*	6,500	215,670
Diodes, Inc.*	9,600	309,696
Intel Corp.(u)	198,480	9,314,666
Micron Technology, Inc.*(u)	92,700	2,941,371
MKS Instruments, Inc.	23,600	1,524,796
NXP Semiconductors NV (Netherlands)(u)	47,200	3,458,816
SMART Global Holdings, Inc.*	7,800	231,660
Versum Materials, Inc.	22,100	612,612
Xilinx, Inc.(u)	42,100	3,585,657

		25,281,818

Software — 8.9%
Adobe, Inc.*(u)	28,600	6,470,464
Cadence Design Systems, Inc.*(u)	81,900	3,561,012
Citrix Systems, Inc.	3,100	317,626
Envestnet, Inc.*	17,600	865,744
Fortinet, Inc.*(u)	63,800	4,493,434
Intuit, Inc.(u)	23,300	4,586,605
LogMeIn, Inc.	15,800	1,288,806
Manhattan Associates, Inc.*	15,600	660,972
Microsoft Corp.(u)	216,200	21,959,433
Oracle Corp	23,600	1,065,540
Paycom Software, Inc.*	15,200	1,861,240
Progress Software Corp	23,100	819,819
SPS Commerce, Inc.*	6,500	535,470
Synopsys, Inc.*(u)	41,800	3,521,232

		52,007,397

Specialty Retail — 2.9%
Advance Auto Parts, Inc.(u)	27,000	4,251,420
Asbury Automotive Group, Inc.*	18,900	1,259,874
AutoNation, Inc.*	16,000	571,200
Burlington Stores, Inc.*	6,000	976,020
Dick’s Sporting Goods, Inc.(u)	108,000	3,369,600
Foot Locker, Inc.	39,100	2,080,120
Genesco, Inc.*	6,000	265,800
Ulta Beauty, Inc.*(u)	16,000	3,917,440

		16,691,474

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.(u)	98,400	15,521,616
Dell Technologies, Inc. (Class C Stock)*	33,365	1,630,561
Hewlett Packard Enterprise Co.(u)	256,900	3,393,649
HP, Inc.(u)	233,900	4,785,594

		25,331,420

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc. (Class B Stock)	25,400	1,883,156

Thrifts & Mortgage Finance — 0.3%
Radian Group, Inc.	91,800	1,501,848

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)		Shares	Value
Tobacco — 0.1%
Philip Morris International, Inc.		12,100	$807,796

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.		8,200	442,308
BMC Stock Holdings, Inc.*		29,300	453,564
GMS, Inc.*		7,300	108,478
WESCO International, Inc.*		30,800	1,478,400

			2,482,750

Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corp.		39,300	1,436,808

Wireless Telecommunication Services — 0.6%
Telephone & Data Systems, Inc.		29,000	943,660
T-Mobile US, Inc.*		36,000	2,289,960

			3,233,620

TOTAL LONG-TERM INVESTMENTS (cost $711,361,783)			732,076,563

SHORT-TERM INVESTMENTS — 3.5%
AFFILIATED MUTUAL FUND — 3.3%
PGIM Core Ultra Short Bond Fund (cost $19,560,835)(w)		19,560,835	19,560,835

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) —0.2%
U.S. Treasury Bills 2.330% (cost $994,887)	03/21/19	1,000	994,927

TOTAL SHORT-TERM INVESTMENTS (cost $20,555,722)			20,555,762

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 128.9% (cost $731,917,505)			752,632,325

		Shares

SECURITIES SOLD SHORT — (29.4)%

COMMON STOCKS
Aerospace & Defense — (0.1)%
Mercury Systems, Inc.*		12,400	(586,396)

Airlines — (0.1)%
Allegiant Travel Co.		7,900	(791,738)

Auto Components — (0.2)%
Dorman Products, Inc.*		3,000	(270,060)
Visteon Corp.*		16,200	(976,536)

			(1,246,596)

Banks — (1.3)%
Bank of Hawaii Corp.		7,200	(484,704)

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Community Bank System, Inc.	9,800	$(571,340)
First Republic Bank	63,100	(5,483,390)
Prosperity Bancshares, Inc.	9,100	(566,930)
Southside Bancshares, Inc.	7,800	(247,650)
Union Bankshares Corp.	6,800	(191,964)

		(7,545,978)

Biotechnology — (3.1)%
Alnylam Pharmaceuticals, Inc.*	13,900	(1,013,449)
BioCryst Pharmaceuticals, Inc.*	63,900	(515,673)
BioMarin Pharmaceutical, Inc.*	20,400	(1,737,060)
Enanta Pharmaceuticals, Inc.*	4,600	(325,818)
Exact Sciences Corp.*	96,600	(6,095,460)
Heron Therapeutics, Inc.*	40,100	(1,040,194)
ImmunoGen, Inc.*	114,000	(547,200)
Invitae Corp.*	53,000	(586,180)
Progenics Pharmaceuticals, Inc.*	91,000	(382,200)
Sarepta Therapeutics, Inc.*	48,200	(5,260,066)
Seattle Genetics, Inc.*	12,700	(719,582)

		(18,222,882)

Capital Markets — (0.9)%
CME Group, Inc.	14,800	(2,784,176)
MarketAxess Holdings, Inc.	2,700	(570,537)
Nasdaq, Inc.	12,700	(1,035,939)
Virtu Financial, Inc. (Class A Stock)	38,200	(984,032)

		(5,374,684)

Chemicals — (0.7)%
RPM International, Inc.	47,500	(2,792,050)
Sensient Technologies Corp.	20,200	(1,128,170)

		(3,920,220)

Commercial Services & Supplies — (0.3)%
ABM Industries, Inc.	51,900	(1,666,509)

Construction Materials — (0.3)%
Martin Marietta Materials, Inc.	9,400	(1,615,578)

Containers & Packaging — (0.6)%
Graphic Packaging Holding Co.	320,500	(3,410,120)

Diversified Telecommunication Services — (0.2)%
Cincinnati Bell, Inc.*	37,500	(291,750)
Iridium Communications, Inc.*	54,500	(1,005,525)

		(1,297,275)

Electronic Equipment, Instruments & Components — (1.0)%
Cognex Corp.	36,900	(1,426,923)
Coherent, Inc.*	26,400	(2,790,744)
Mesa Laboratories, Inc.	3,500	(729,365)
Rogers Corp.*	8,500	(842,010)

		(5,789,042)

Energy Equipment & Services — (0.1)%
Cactus, Inc. (Class A Stock)*	10,600	(290,546)
Oil States International, Inc.*	24,400	(348,432)

		(638,978)

Equity Real Estate Investment Trusts (REITs) — (0.6)%
Agree Realty Corp.	8,600	(508,432)
CubeSmart	17,900	(513,551)
Invitation Homes, Inc.	39,600	(795,168)

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty Corp.	10,800	$(679,104)
Macerich Co. (The)	20,500	(887,240)

		(3,383,495)

Health Care Equipment & Supplies — (2.6)%
AxoGen, Inc.*	40,100	(819,243)
DexCom, Inc.*	49,400	(5,918,120)
Insulet Corp.*	47,200	(3,743,904)
iRhythm Technologies, Inc.*	15,100	(1,049,148)
Neogen Corp.*	7,200	(410,400)
Nevro Corp.*	33,500	(1,302,815)
NuVasive, Inc.*	34,200	(1,694,952)
Tandem Diabetes Care, Inc.*	5,700	(216,429)

		(15,155,011)

Health Care Providers & Services — (1.0)%
BioTelemetry, Inc.*	12,500	(746,500)
Diplomat Pharmacy, Inc.*	77,100	(1,037,766)
PetIQ, Inc.*	22,100	(518,687)
Tivity Health, Inc.*	31,900	(791,439)
WellCare Health Plans, Inc.*	11,700	(2,762,253)

		(5,856,645)

Health Care Technology — (0.6)%
Inspire Medical Systems, Inc.*	7,000	(295,750)
Medidata Solutions, Inc.*	29,400	(1,982,148)
Teladoc Health, Inc.*	10,000	(495,700)
Vocera Communications, Inc.*	18,800	(739,780)

		(3,513,378)

Hotels, Restaurants & Leisure — (0.9)%
Planet Fitness, Inc. (Class A Stock)*	4,200	(225,204)
Six Flags Entertainment Corp.	27,200	(1,513,136)
Starbucks Corp.	49,800	(3,207,120)

		(4,945,460)

Household Durables — (0.5)%
Leggett & Platt, Inc.	46,200	(1,655,808)
Roku, Inc.*	39,900	(1,222,536)

		(2,878,344)

Independent Power & Renewable Electricity Producers — (0.4)%
Ormat Technologies, Inc.	23,400	(1,223,820)
Pattern Energy Group, Inc. (Class A Stock)	67,200	(1,251,264)

		(2,475,084)

Interactive Media & Services — (0.3)%
Zillow Group, Inc. (Class C Stock)*	63,300	(1,999,014)

IT Services — (3.7)%
Gartner, Inc.*	36,300	(4,640,592)
Global Payments, Inc.	43,400	(4,475,842)
Jack Henry & Associates, Inc.	10,300	(1,303,156)
Square, Inc. (Class A Stock)*	117,700	(6,601,793)
Worldpay, Inc. (Class A Stock)*	62,700	(4,792,161)

		(21,813,544)

Life Sciences Tools & Services — (0.3)%
Bio-Techne Corp.	4,300	(622,296)
Cambrex Corp.*	6,100	(230,336)
Codexis, Inc.*	16,700	(278,890)

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Luminex Corp.	13,800	$(318,918)

		(1,450,440)

Machinery — (1.2)%
Deere & Co.	16,400	(2,446,388)
Fortive Corp.	59,700	(4,039,302)
Graco, Inc.	12,300	(514,755)
Sun Hydraulics Corp.	5,800	(192,502)

		(7,192,947)

Marine — (0.2)%
Kirby Corp.*	18,400	(1,239,424)

Media — (0.7)%
GCI Liberty, Inc. (Class A Stock)*	23,760	(977,962)
New York Times Co. (The) (Class A Stock)	132,400	(2,951,196)

		(3,929,158)

Metals & Mining — (0.3)%
Allegheny Technologies, Inc.*	87,700	(1,909,229)

Oil, Gas & Consumable Fuels — (1.3)%
Concho Resources, Inc.*	2,900	(298,091)
EQT Corp.	265,300	(5,011,517)
Green Plains, Inc.	41,200	(540,132)
PDC Energy, Inc.*	62,400	(1,857,024)

		(7,706,764)

Pharmaceuticals — (0.9)%
Aerie Pharmaceuticals, Inc.*	31,000	(1,119,100)
Amneal Pharmaceuticals, Inc.*	79,000	(1,068,870)
Medicines Co. (The)*	50,200	(960,828)
Nektar Therapeutics*	59,900	(1,968,913)

		(5,117,711)

Professional Services — (0.1)%
WageWorks, Inc.*	17,800	(483,448)

Semiconductors & Semiconductor Equipment — (1.6)%
Advanced Micro Devices, Inc.*	87,000	(1,606,020)
Cree, Inc.*	20,300	(868,333)
Microchip Technology, Inc.	92,100	(6,623,831)

		(9,098,184)

Software — (2.7)%
2U, Inc.*	28,000	(1,392,160)
Alteryx, Inc. (Class A Stock)*	9,300	(553,071)
Blackline, Inc.*	7,500	(307,125)
Box, Inc. (Class A Stock)*	102,100	(1,723,448)
DocuSign, Inc.*	4,400	(176,352)
Everbridge, Inc.*	29,700	(1,685,772)
Instructure, Inc.*	19,200	(720,192)
Pegasystems, Inc.	23,300	(1,114,439)
Proofpoint, Inc.*	35,600	(2,983,636)
Tableau Software, Inc. (Class A Stock)*	41,500	(4,980,000)

		(15,636,195)

Specialty Retail — (0.2)%
At Home Group, Inc.*	58,200	(1,086,012)

Trading Companies & Distributors — (0.4)%
SiteOne Landscape Supply, Inc.*	31,600	(1,746,532)

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
Watsco, Inc.	5,200	$(723,528)

		(2,470,060)

TOTAL SECURITIES SOLD SHORT (proceeds received $190,221,292)		(171,445,543)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.5% (cost $541,696,213)		581,186,782
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.5%		2,806,346

NET ASSETS — 100.0%		$583,993,128

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
125	S&P 500 E-Mini Index	Mar. 2019	$15,657,500	$184,638
11	S&P Mid Cap 400 E-Mini Index	Mar. 2019	1,828,420	18,782

				$203,420

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$994,927

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,958,013	$—	$—
Air Freight & Logistics	448,781	—	—
Airlines	3,575,271	—	—
Auto Components	939,058	—	—
Automobiles	1,180,400	—	—
Banks	39,011,402	—	—
Beverages	11,264,110	—	—
Biotechnology	34,622,329	—	—
Building Products	4,709,457	—	—
Capital Markets	16,414,511	—	—
Chemicals	12,072,176	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Commercial Services & Supplies	$414,425	$—	$—
Communications Equipment	10,915,975	—	—
Construction & Engineering	1,426,591	—	—
Consumer Finance	7,769,504	—	—
Containers & Packaging	1,830,043	—	—
Distributors	1,851,285	—	—
Diversified Consumer Services	1,171,494	—	—
Diversified Financial Services	5,568,400	—	—
Diversified Telecommunication Services	16,681,188	—	—
Electric Utilities	6,845,553	—	—
Electrical Equipment	2,476,523	—	—
Electronic Equipment, Instruments & Components	9,713,622	—	—
Energy Equipment & Services	2,793,198	—	—
Entertainment	6,606,790	—	—
Equity Real Estate Investment Trusts (REITs)	20,189,283	—	—
Food & Staples Retailing	4,571,277	—	—
Food Products	8,710,094	—	—
Gas Utilities	4,246,660	—	—
Health Care Equipment & Supplies	29,525,461	—	—
Health Care Providers & Services	22,990,421	—	—
Health Care Technology	2,905,916	—	—
Hotels, Restaurants & Leisure	12,359,666	—	—
Household Durables	1,653,048	—	—
Household Products	5,251,783	—	—
Independent Power & Renewable Electricity Producers	7,597,338	—	—
Industrial Conglomerates	5,773,644	—	—
Insurance	15,747,294	—	—
Interactive Media & Services	27,665,981	—	—
Internet & Direct Marketing Retail	18,097,196	—	—
IT Services	44,866,433	—	—
Leisure Products	404,060	—	—
Life Sciences Tools & Services	11,333,605	—	—
Machinery	13,896,882	—	—
Media	11,145,133	—	—
Metals & Mining	7,980,454	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,905,091	—	—
Multiline Retail	6,726,690	—	—
Multi-Utilities	3,577,386	—	—
Oil, Gas & Consumable Fuels	37,451,355	—	—
Paper & Forest Products	1,955,535	—	—
Personal Products	4,452,036	—	—
Pharmaceuticals	36,071,845	—	—
Professional Services	4,512,562	—	—
Real Estate Management & Development	4,631,173	—	—
Road & Rail	9,963,075	—	—
Semiconductors & Semiconductor Equipment	25,281,818	—	—
Software	52,007,397	—	—
Specialty Retail	16,691,474	—	—
Technology Hardware, Storage & Peripherals	25,331,420	—	—
Textiles, Apparel & Luxury Goods	1,883,156	—	—
Thrifts & Mortgage Finance	1,501,848	—	—
Tobacco	807,796	—	—
Trading Companies & Distributors	2,482,750	—	—
Transportation Infrastructure	1,436,808	—	—
Wireless Telecommunication Services	3,233,620	—	—
Affiliated Mutual Fund	19,560,835	—	—
U.S. Treasury Obligation	—	994,927	—
Common Stocks—Short
Aerospace & Defense	(586,396)	—	—
Airlines	(791,738)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks – Short (continued)
Auto Components	$(1,246,596)	$—	$—
Banks	(7,545,978)	—	—
Biotechnology	(18,222,882)	—	—
Capital Markets	(5,374,684)	—	—
Chemicals	(3,920,220)	—	—
Commercial Services & Supplies	(1,666,509)	—	—
Construction Materials	(1,615,578)	—	—
Containers & Packaging	(3,410,120)	—	—
Diversified Telecommunication Services	(1,297,275)	—	—
Electronic Equipment, Instruments & Components	(5,789,042)	—	—
Energy Equipment & Services	(638,978)	—	—
Equity Real Estate Investment Trusts (REITs)	(3,383,495)	—	—
Health Care Equipment & Supplies	(15,155,011)	—	—
Health Care Providers & Services	(5,856,645)	—	—
Health Care Technology	(3,513,378)	—	—
Hotels, Restaurants & Leisure	(4,945,460)	—	—
Household Durables	(2,878,344)	—	—
Independent Power & Renewable Electricity Producers	(2,475,084)	—	—
Interactive Media & Services	(1,999,014)	—	—
IT Services	(21,813,544)	—	—
Life Sciences Tools & Services	(1,450,440)	—	—
Machinery	(7,192,947)	—	—
Marine	(1,239,424)	—	—
Media	(3,929,158)	—	—
Metals & Mining	(1,909,229)	—	—
Oil, Gas & Consumable Fuels	(7,706,764)	—	—
Pharmaceuticals	(5,117,711)	—	—
Professional Services	(483,448)	—	—
Semiconductors & Semiconductor Equipment	(9,098,184)	—	—
Software	(15,636,195)	—	—
Specialty Retail	(1,086,012)	—	—
Trading Companies & Distributors	(2,470,060)	—	—
Other Financial Instruments*
Futures Contracts	203,420	—	—

Total	$580,395,275	$994,927	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	8.9%
IT Services	7.7
Banks	6.7
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	6.2
Biotechnology	5.9
Health Care Equipment & Supplies	5.1
Interactive Media & Services	4.7
Semiconductors & Semiconductor Equipment	4.3
Technology Hardware, Storage & Peripherals	4.3
Health Care Providers & Services	3.9
Equity Real Estate Investment Trusts (REITs)	3.5
Affiliated Mutual Fund	3.3

Internet & Direct Marketing Retail	3.1%
Diversified Telecommunication Services	2.9
Specialty Retail	2.9
Capital Markets	2.8
Insurance	2.7
Machinery	2.4
Aerospace & Defense	2.2
Chemicals	2.1
Hotels, Restaurants & Leisure	2.1
Beverages	1.9
Communications Equipment	1.9
Life Sciences Tools & Services	1.9
Media	1.9
Electronic Equipment, Instruments & Components	1.7
Road & Rail	1.7
Food Products	1.5
Metals & Mining	1.4
Consumer Finance	1.3
Independent Power & Renewable Electricity Producers	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (continued):

Electric Utilities	1.2%
Entertainment	1.1
Multiline Retail	1.1
Diversified Financial Services	1.0
Industrial Conglomerates	1.0
Household Products	0.9
Building Products	0.8
Food & Staples Retailing	0.8
Personal Products	0.8
Professional Services	0.8
Real Estate Management & Development	0.8
Gas Utilities	0.7
Airlines	0.6
Multi-Utilities	0.6
Wireless Telecommunication Services	0.6
Energy Equipment & Services	0.5
Health Care Technology	0.5
Electrical Equipment	0.4
Trading Companies & Distributors	0.4
Containers & Packaging	0.3
Distributors	0.3
Household Durables	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Paper & Forest Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Thrifts & Mortgage Finance	0.3
Auto Components	0.2
Automobiles	0.2
Construction & Engineering	0.2
Diversified Consumer Services	0.2
Transportation Infrastructure	0.2
U.S. Treasury Obligation	0.2
Air Freight & Logistics	0.1
Commercial Services & Supplies	0.1
Leisure Products	0.1
Tobacco	0.1
Aerospace & Defense	(0.1)
Airlines	(0.1)

Energy Equipment & Services	(0.1)%
Professional Services	(0.1)
Auto Components	(0.2)
Diversified Telecommunication Services	(0.2)
Marine	(0.2)
Specialty Retail	(0.2)
Commercial Services & Supplies	(0.3)
Construction Materials	(0.3)
Interactive Media & Services	(0.3)
Life Sciences Tools & Services	(0.3)
Metals & Mining	(0.3)
Independent Power & Renewable Electricity Producers	(0.4)
Trading Companies & Distributors	(0.4)
Household Durables	(0.5)
Containers & Packaging	(0.6)
Equity Real Estate Investment Trusts (REITs)	(0.6)
Health Care Technology	(0.6)
Chemicals	(0.7)
Media	(0.7)
Capital Markets	(0.9)
Hotels, Restaurants & Leisure	(0.9)
Pharmaceuticals	(0.9)
Electronic Equipment, Instruments & Components	(1.0)
Health Care Providers & Services	(1.0)
Machinery	(1.2)
Banks	(1.3)
Oil, Gas & Consumable Fuels	(1.3)
Semiconductors & Semiconductor Equipment	(1.6)
Health Care Equipment & Supplies	(2.6)
Software	(2.7)
Biotechnology	(3.1)
IT Services	(3.7)

99.5
Other assets in excess of other liabilities	0.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$203,420	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,777,306)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$171,696

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$12,309,000

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	BNP Paribas	$(171,445,543)	$171,445,543	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $712,356,670)	$733,071,490
Affiliated investments (cost $19,560,835)	19,560,835
Cash	21,098
Deposit with broker for securities sold short	569,336
Receivable for Portfolio shares sold	1,542,875
Dividends and interest receivable	1,001,322
Due from broker-variation margin futures	128,588
Tax reclaim receivable	4,749
Prepaid expenses	5,364

Total Assets	755,905,657

LIABILITIES:
Securities sold short, at value (proceeds received $190,221,292)	171,445,543
Management fees payable	231,248
Dividends payable on securities sold short	144,563
Accrued expenses and other liabilities	62,308
Distribution fee payable	23,455
Payable to affiliate	4,749
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	294

Total Liabilities	171,912,529

NET ASSETS	$583,993,128

Net assets were comprised of:
Partners Equity	$583,993,128

Net asset value and redemption price per share, $583,993,128 / 20,830,007 outstanding shares of beneficial interest	$28.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net of $1,960 foreign withholding tax)	$15,160,457
Affiliated dividend income	223,489
Interest income	14,211

15,398,157

EXPENSES
Management fees	5,873,840
Distribution fee	1,782,720
Broker fees and expenses on short sales	1,750,339
Dividends on securities sold short	1,606,240
Custodian and accounting fees	86,080
Audit fee	42,109
Trustees’ fees	17,120
Legal fees and expenses	11,800
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,986
Shareholders’ reports	6,740
Miscellaneous	22,037

Total expenses	11,206,011

NET INVESTMENT INCOME (LOSS)	4,192,146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	107,335,425
Futures transactions	(1,777,306)
Short sales transactions	(18,620,152)

86,937,967

Net change in unrealized appreciation (depreciation) on:
Investments	(176,314,449)
Futures	171,696
Short sales	32,050,380
Foreign currencies	(9)

(144,092,382)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(57,154,415)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,962,269)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,192,146	$3,369,715
Net realized gain (loss) on investment transactions	86,937,967	48,524,219
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(144,092,382)	86,261,448

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,962,269)	138,155,382

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,080,016 and 1,587,128 shares, respectively]	33,516,978	42,059,871
Portfolio share repurchased [4,394,723 and 3,641,762 shares, respectively]	(134,285,456)	(97,277,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(100,768,478)	(55,217,202)

CAPITAL CONTRIBUTIONS	2,412	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,728,335)	82,938,180
NET ASSETS:
Beginning of year	737,721,463	654,783,283

End of year	$583,993,128	$737,721,463

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2018

CASH FLOWS PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(52,962,269)

ADJUSTMENTS TO RECONCILE NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Proceeds from disposition of long-term portfolio investments	732,477,708
Purchases of long-term portfolio investments	(590,541,186)
Net proceeds (purchases) of short-term portfolio investments	(9,381,049)
Costs to cover investments sold short	(366,683,122)
Proceeds from investments sold short	334,466,756
Net realized (gain) loss on investments and sold short transactions	(88,715,273)
Net change in unrealized (appreciation) depreciation of investments and sold short transactions	144,264,069
(Increase) Decrease in Assets:
Deposit with broker for securities sold short	(504,876)
Dividends and interest receivable	26,492
Due from broker-variation margin futures	(171,923)
Tax reclaim receivable	49
Prepaid expenses	(603)
Increase (Decrease) in Liabilities:
Management fees payable	(47,921)
Dividends payable on securities sold short	(15,164)
Accrued expenses and other liabilities	35,316
Distribution fee payable	(7,065)
Payable to affiliate	4,749
Affiliated transfer agent fee payable	4

Total Adjustments	155,206,961

Cash provided by (used for) operating activities	102,244,692

Cash provided by (used for) financing activities:
Proceeds from shares sold, net of amounts receivable	32,020,725
Payment of Portfolio shares repurchased, net of amounts payable	(134,400,017)
Capital contributions	2,412

Cash provided by (used for) financing activities	(102,376,880)

Net increase (decrease) in cash	(132,188)

Cash at beginning of year	153,286

CASH AT END OF YEAR	$21,098

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.6%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST AB Global Bond Portfolio*	3,418,677	$37,297,768
AST AQR Emerging Markets Equity Portfolio*	87,467	908,784
AST AQR Large-Cap Portfolio*	5,555,718	93,502,730
AST BlackRock Low Duration Bond Portfolio*	360,893	3,904,866
AST BlackRock/Loomis Sayles Bond Portfolio*	1,456,163	19,731,010
AST ClearBridge Dividend Growth Portfolio* .	3,154,926	52,971,208
AST Goldman Sachs Global Income Portfolio*	1,638,548	17,499,692
AST Goldman Sachs Large-Cap Value Portfolio*	509,090	14,473,424
AST Goldman Sachs Mid-Cap Growth Portfolio*	479,238	4,322,723
AST Goldman Sachs Small-Cap Value Portfolio*	123,268	2,515,898
AST High Yield Portfolio*	471,333	4,652,053
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,680,038	42,908,175
AST International Growth Portfolio*	3,127,389	48,599,618
AST International Value Portfolio*	2,696,272	48,209,340
AST Investment Grade Bond Portfolio*	38,498,008	287,965,100
AST Jennison Large-Cap Growth Portfolio*	906,896	27,705,672
AST Loomis Sayles Large-Cap Growth Portfolio*	989,723	48,031,273
AST MFS Growth Portfolio*	1,142,723	27,676,759
AST MFS Large-Cap Value Portfolio*	2,392,497	43,208,488
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	76,246	2,224,110
AST Parametric Emerging Markets Equity Portfolio*	55,852	485,351
AST PIMCO Dynamic Bond Portfolio*	687,432	6,592,472
AST Prudential Core Bond Portfolio*	4,314,431	52,636,057
AST QMA International Core Equity Portfolio*	3,810,303	41,151,272
AST QMA Large-Cap Portfolio*	5,365,784	92,667,092

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST Small-Cap Growth Opportunities Portfolio*	522,327	$9,234,740
AST Small-Cap Growth Portfolio*	226,407	9,230,630
AST Small-Cap Value Portfolio*	652,466	15,496,077
AST T. Rowe Price Large-Cap Growth Portfolio*	964,527	34,713,309
AST T. Rowe Price Large-Cap Value Portfolio*	3,145,710	43,001,860
AST WEDGE Capital Mid-Cap Value Portfolio*	103,000	2,216,552
AST Wellington Management Global Bond Portfolio*	3,993,253	44,005,645
AST Western Asset Core Plus Bond Portfolio*	3,330,314	41,695,537
AST Western Asset Emerging Markets Debt Portfolio*	65,676	698,787

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,224,648,938)(w)		1,222,134,072

SHORT-TERM INVESTMENT — 0.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $5,285,208)(w)	5,285,208	5,285,208

TOTAL INVESTMENTS — 100.0% (cost $1,229,934,146)		1,227,419,280
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		229,191

NET ASSETS — 100.0%		$1,227,648,471

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,227,419,280	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Core Bond	33.6%
Large/Mid-Cap Growth	26.8
Large/Mid-Cap Value	12.0
Global Bond	8.0
International Value	7.3
Large/Mid-Cap Blend	4.3
International Growth	4.0

Small-Cap Growth	1.5%
Small-Cap Value	1.5
Ultra Short Bond	0.4
High Yield	0.4
Emerging Markets	0.2

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $1,229,934,146)	$1,227,419,280
Receivable for Portfolio shares sold	647,396
Prepaid expenses	727

Total Assets	1,228,067,403

LIABILITIES:
Payable for Portfolio shares repurchased	262,070
Management fees payable	101,490
Custodian and accounting fees payable	34,273
Accrued expenses and other liabilities	20,730
Affiliated transfer agent fee payable	369

Total Liabilities	418,932

NET ASSETS	$1,227,648,471

Net assets were comprised of:
Partners Equity	$1,227,648,471

Net asset value and redemption price per share, $1,227,648,471 / 78,640,927 outstanding shares of beneficial interest	$15.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Affiliated dividend income	$134,044

EXPENSES
Management fees	3,294,610
Custodian and accounting fees	109,224
Trustees’ fees	23,571
Audit fee	23,300
Legal fees and expenses	14,247
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,693
Miscellaneous	13,991

Total expenses	3,489,623
Less: Fee waivers and/or expense reimbursement	(39,057)

Net expenses	3,450,566

NET INVESTMENT INCOME (LOSS)	(3,316,522)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on affiliated investment transactions	154,480,809
Net change in unrealized appreciation (depreciation) on affiliated investments	(236,965,520)

NET GAIN (LOSS) ON AFFILIATED INVESTMENTS	(82,484,711)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(85,801,233)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,316,522)	$(2,956,273)
Net realized gain (loss) on investment transactions	154,480,809	36,247,166
Net change in unrealized appreciation (depreciation) on investments	(236,965,520)	158,668,309

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(85,801,233)	191,959,202

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,588,866 and 7,489,862 shares, respectively]	94,327,025	115,097,990
Portfolio share repurchased [3,733,011 and 3,301,125 shares, respectively]	(62,599,360)	(50,937,739)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	31,727,665	64,160,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,073,568)	256,119,453
NET ASSETS:
Beginning of year	1,281,722,039	1,025,602,586

End of year	$1,227,648,471	$1,281,722,039

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 102.0% ASSET-BACKED SECURITIES — 4.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 0.5%
Ally Auto Receivables Trust, Series 2017-5, Class A2	1.810%		06/15/20	390	$389,483
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class B	2.080%		09/08/20	221	220,985
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A2A	1.690%		12/18/20	541	538,858
California Republic Auto Receivables Trust, Series 2015-1, Class A4	1.820%		09/15/20	534	532,676
Chesapeake Funding II LLC, Series 2016-1A, Class A1, 144A	2.110%		03/15/28	392	390,792
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 144A	1.770%		10/15/20	96	96,011
Drive Auto Receivables Trust, Series 2015-DA, Class C, 144A	3.380%		11/15/21	308	307,663
Drive Auto Receivables Trust, Series 2017-2, Class B	2.250%		06/15/21	266	265,889
Flagship Credit Auto Trust, Series 2017-1, Class A, 144A	1.930%		12/15/21	664	662,067
Flagship Credit Auto Trust, Series 2017-2, Class A, 144A	1.850%		07/15/21	720	717,036
Flagship Credit Auto Trust, Series 2017-3, Class A, 144A	1.880%		10/15/21	919	913,390
Ford Credit Auto Owner Trust, Series 2017-2, Class B, 144A	2.600%		03/15/29	373	363,197
Foursight Capital Automobile Receivables Trust, Series 2016-1, Class A2, 144A	2.870%		10/15/21	873	871,301
GM Financial Automobile Leasing Trust, Series 2016-3, Class A3	1.610%		12/20/19	332	331,598
GM Financial Automobile Leasing Trust, Series 2017-2, Class A2A	1.720%		01/21/20	358	357,517
Hertz Vehicle Financing II LLC, Series 2017-1A, Class A, 144A	2.960%		10/25/21	5,620	5,564,136
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3	1.230%		09/23/19	224	223,603
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3	1.390%		04/15/20	253	251,592
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A3	1.260%		02/16/21	891	884,202
Nissan Auto Receivables Owner Trust, Series 2016-A, Class A3	1.340%		10/15/20	1,321	1,313,928
Santander Drive Auto Receivables Trust, Series 2015-1, Class C	2.570%		04/15/21	15	15,173
Santander Drive Auto Receivables Trust, Series 2016-2, Class B	2.080%		02/16/21	142	142,301
SunTrust Auto Receivables Trust, Series 2015-1A, Class A4, 144A	1.780%		01/15/21	803	800,214
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 144A	1.800%		07/15/20	829	827,215

					16,980,827

Collateralized Loan Obligations — 1.6%
Apidos CLO (Cayman Islands), Series 2013-16A, Class CR, 3 Month LIBOR + 3.000%, 144A	5.450%	(c)	01/19/25	750	738,833
Ares CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.350%, 144A	4.101%	(c)	12/05/25	1,650	1,649,044

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class BR, 3 Month LIBOR + 1.500%, 144A	3.949%	(c)	07/17/26	1,359	$1,353,761
Avery Point CLO Ltd. (Cayman Islands), Series 2015-7A, Class A1, 3 Month LIBOR + 1.500%, 144A	3.936%	(c)	01/15/28	3,732	3,733,397
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2014-IVA, Class A1R, 3 Month LIBOR + 1.490%, 144A	3.959%	(c)	01/20/29	1,632	1,632,034
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2014-IVA, Class A2R, 3 Month LIBOR + 2.050%, 144A	4.519%	(c)	01/20/29	2,123	2,104,743
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2014-IVA, Class BR, 3 Month LIBOR + 2.900%, 144A	5.369%	(c)	01/20/29	899	901,681
Cent CLO Ltd. (Cayman Islands), Series 2013-19A, Class A1A, 3 Month LIBOR + 1.330%, 144A	3.839%	(c)	10/29/25	5,557	5,551,479
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A	5.750%		11/01/27	8,094	8,077,993
Galaxy CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 3 Month LIBOR + 1.020%, 144A	3.489%	(c)	04/20/31	781	766,683
ICG US CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/16/28	3,875	3,839,932
Jamestown CLO Ltd. (Cayman Islands), Series 2015-7A, Class CR, 3 Month LIBOR + 2.600%, 144A	5.090%	(c)	07/25/27	2,001	1,884,441
JFIN CLO Ltd. (Cayman Islands), Series 2014-1A, Class B1R, 3 Month LIBOR + 1.450%, 144A	3.919%	(c)	04/21/25	2,750	2,751,938
KVK CLO Ltd. (Cayman Islands), Series 2016-1A, Class C, 3 Month LIBOR + 3.150%, 144A	5.586%	(c)	01/15/29	2,257	2,285,705
Mountain View CLO Ltd. (Cayman Islands), Series 2015-10A, Class BR, 3 Month LIBOR + 1.350%, 144A	3.786%	(c)	10/13/27	2,000	1,986,494
OHA Loan Funding Ltd. (Cayman Islands), Series 2016-1A, Class B1, 3 Month LIBOR + 1.800%, 144A	4.269%	(c)	01/20/28	5,963	5,924,100
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2017-1A, Class B, 3 Month LIBOR + 1.700%, 144A	4.136%	(c)	10/15/25	1,805	1,801,348
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2018-1A, Class A2, 3 Month LIBOR + 1.050%, 144A	3.486%	(c)	04/15/26	1,329	1,320,405
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2018-1A, Class B, 3 Month LIBOR + 1.400%, 144A	3.836%	(c)	04/15/26	1,006	972,696
Shackleton CLO Ltd. (Cayman Islands), Series 2016-9A, Class B, 3 Month LIBOR + 1.900%, 144A	4.369%	(c)	10/20/28	1,519	1,501,738
Tralee CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.030%, 144A	3.499%	(c)	10/20/27	5,084	5,074,853

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
WhiteHorse Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 0.900%, 144A	3.441%	(c)	05/01/26	4,441	$4,417,773

					60,271,071

Equipment — 0.0%
CNH Equipment Trust, Series 2014-C, Class A4	1.650%		09/15/21	859	858,898
Volvo Financial Equipment LLC, Series 2015-1A, Class A4, 144A	1.910%		01/15/20	219	219,172

					1,078,070

Home Equity Loans — 0.4%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Class A2, 1 Month LIBOR + 0.960%	3.466%	(c)	05/25/34	2,516	2,520,536
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B, 1 Month LIBOR + 0.150%	2.605%	(c)	11/15/36	205	178,659
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1	5.820%		03/25/37	13,485	13,205,147
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3, 1 Month LIBOR + 0.240%	2.746%	(c)	11/25/36	2,478	1,029,061

					16,933,403

Manufactured Housing — 0.0%
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2	5.777%	(cc)	02/20/32	800	802,652

Other — 0.1%
Diamond Head Aviation Ltd. (Cayman Islands), Series 2015-1, Class B, 144A	5.920%		07/14/28	3,148	3,165,971

Residential Mortgage-Backed Securities — 1.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R2, Class A1A, 1 Month LIBOR + 0.690%	3.196%	(c)	04/25/34	490	490,049
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3, 1 Month LIBOR + 1.140%	3.455%	(c)	09/25/34	31	31,246
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1, 1 Month LIBOR + 0.400%, 144A	2.906%	(c)	07/25/36	8,370	7,729,345
Citigroup Mortgage Loan Trust, Inc., Series 2005-SHL1, Class M1, 1 Month LIBOR + 0.750%, 144A	3.256%	(c)	07/25/44	700	735,311
Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class MF1	5.071%	(cc)	04/25/35	3,541	3,560,274
Countrywide Asset-Backed Certificates Trust, Series 2006-SD3, Class A1, 1 Month LIBOR + 0.330%, 144A	2.836%	(c)	07/25/36	370	345,625
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1	5.803%	(cc)	11/25/32	1,478	1,534,755
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A, 144A	4.206%	(cc)	04/22/35	19,253	19,362,581

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Residential Mortgage-Backed Securities (continued)
RAMP Trust, Series 2006-RZ4, Class A3, 1 Month LIBOR + 0.270%	2.776%	(c)	10/25/36	2,806		$2,763,720
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1, 144A	2.005%	(cc)	02/20/54	GBP 3,130		3,991,856

						40,544,762

Small Business Loan — 0.1%
SBA Small Business Investment Cos., Series 2018-10B, Class 1	3.548%		09/11/28	1,950		2,005,379

Student Loans — 0.6%
Navient Student Loan Trust, Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A	3.656%	(c)	03/25/66	2,090		2,096,904
Navient Student Loan Trust, Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A	3.556%	(c)	12/27/66	4,034		4,034,247
SLC Student Loan Trust, Series 2008-1, Class A4A, 3 Month LIBOR + 1.600%	4.388%	(c)	12/15/32	4,028		4,124,764
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 1 Month LIBOR + 3.250%, 144A	5.705%	(c)	05/16/44	714		723,975
SLM Student Loan Trust, Series 2003-4, Class A5E, 3 Month LIBOR + 0.750%, 144A	3.538%	(c)	03/15/33	2,593		2,556,601
SLM Student Loan Trust, Series 2011-1, Class A1, 1 Month LIBOR + 0.520%	3.026%	(c)	03/25/26	123		123,145
SMB Private Education Loan Trust, Series 2015-C, Class R, 144A	—%	(p)	09/18/46	63,950		7,574,849
SoFi Professional Loan Program LLC, Series 2015-C, Class R, 144A	—%	(p)	08/25/36	—	(r)	2,980,106

						24,214,591

TOTAL ASSET-BACKED SECURITIES (cost $172,329,995)						165,996,726

BANK LOANS — 2.0%
Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1—3 Month LIBOR + 2.250%	4.745%	(c)	04/06/24	372		351,878

Building Materials — 0.0%
Quikrete Holdings, Inc., Initial Loan (First Lien), 1 Month LIBOR + 2.750%	5.272%	(c)	11/15/23	1,089		1,034,401

Commercial Services — 0.1%
Atlantic Aviation FBO, Inc., Term Loan, 1 Month LIBOR + 3.750%^	6.130%	(c)	12/06/25	630		623,699
BrightView Landscapes LLC, Initial Term Loan, 1 Month LIBOR + 2.500%^	5.031%	(c)	08/15/25	1,652		1,573,244
Prime Security Services Borrower LLC, Term B-1 Loan, 1 Month LIBOR + 2.750%	5.272%	(c)	05/02/22	1,219		1,166,067
ServiceMaster Co. LLC, Tranche C Term Loan, 1 Month LIBOR + 2.500%	5.022%	(c)	11/08/23	341		333,235
Trans Union LLC, 2017 Replacement Tranch B-3 Loan, 1 Month LIBOR + 2.000%	4.522%	(c)	04/09/23	980		941,561

						4,637,806

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Computers — 0.1%
Dell International LLC, Refinancing Term B Loan, 1 Month LIBOR + 2.000%	4.530%	(c)	09/07/23	1,439	$1,378,647
Western Digital Corp., New Term Loan B-4, 1 Month LIBOR + 1.750%	4.256%	(c)	04/29/23	2,101	1,999,685

					3,378,332

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc., Term B-2 Loan, 1 Month LIBOR + 2.000%	4.522%	(c)	10/31/23	1,620	1,537,458

Electric — 0.0%
Vistra Operations Co. LLC, Term Loan	—%	(p)	08/04/23	390	375,157
Vistra Operations Co. LLC, Term Loan	—%	(p)	12/14/23	160	154,067
Vistra Operations Co. LLC, Term Loan	—%	(p)	12/01/25	190	181,969

					711,193

Entertainment — 0.1%
Scientific Games International, Inc., Initial Term B-5 Loan, 1—2 Month LIBOR + 2.750%	5.259%	(c)	08/14/24	2,269	2,124,630

Food Service — 0.0%
Aramark Services, Inc., US Term B-3 Loan, 1 Month LIBOR + 1.750%	4.272%	(c)	03/11/25	1,567	1,515,756

Foods — 0.1%
Albertson’s LLC, 2018 Term B-7 Loan, 1 Month LIBOR + 3.000%	5.522%	(c)	11/17/25	734	690,575
Albertson’s LLC, Replacement 2017-1 Term B-6 Loan, 3 Month LIBOR + 3.000%	5.691%	(c)	06/22/23	764	726,574
Post Holdings, Inc., Replacement Series A Incremental Term Loan, 1 Month LIBOR + 2.000%	4.510%	(c)	05/24/24	1,684	1,622,475

					3,039,624

Healthcare-Services — 0.4%
Air Medical Group Holdings, Inc., 2018 Term Loan, 1 Month LIBOR + 3.250%	5.682%	(c)	04/28/22	1,479	1,370,241
Catalent Pharma Solutions, Inc., Dollar Term Loan, 1 Month LIBOR + 2.250%	4.772%	(c)	05/20/24	864	836,625
Envision Healthcare Corp., Initial Term Loan, 1 Month LIBOR + 3.750%	6.272%	(c)	10/10/25	3,730	3,474,081
HCA, Inc., Tranche B10 Term Loan, 1 Month LIBOR + 2.000%	4.522%	(c)	03/13/25	1,763	1,728,720
Jaguar Holding Co., 2018 Term Loan, 1 Month LIBOR + 2.500%	5.022%	(c)	08/18/22	1,597	1,512,067
MPH Acquisition Holdings LLC, Initial Term Loan, 3 Month LIBOR + 2.750%	5.553%	(c)	06/07/23	1,671	1,569,977
Radnet Management, Inc., Term B-1 Loan (First Lien), 3 Month LIBOR + 3.750%	4.970%	(c)	06/30/23	2,357	2,321,650
Regionalcare HSP, Term Loan	—%	(p)	11/16/25	1,760	1,661,734

					14,475,095

Internet — 0.0%
Ancestry.com Operations, Inc., Term B Loan, 1 Month LIBOR + 3.250%	5.780%	(c)	10/19/23	440	418,465

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Investment Companies — 0.0%
RPI Finance Trust, Initial Term Loan B-6, 1 Month LIBOR + 2.000%	4.522%	(c)	03/27/23	629	$607,114

Lodging — 0.2%
Boyd Gaming Corp., Refinancing Term B Loan, 1 Month LIBOR + 2.250%	4.666%	(c)	09/15/23	1,290	1,229,305
Caesars Resort Collection LLC, Term B Loan, 1 Month LIBOR + 2.750%	5.272%	(c)	12/23/24	1,546	1,476,703
CityCenter Holdings LLC, Refinancing Term Loan, 1 Month LIBOR + 2.250%	4.772%	(c)	04/18/24	273	258,015
Four Seasons Hotels Ltd. (Canada), Restated Term Loan, 1 Month LIBOR + 2.000%	4.522%	(c)	11/30/23	502	478,436
Golden Nugget, Inc., B Term Loan, 3 Month LIBOR + 2.750%	5.227%	(c)	10/04/23	1,382	1,315,242
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 1 Month LIBOR + 1.750%	4.256%	(c)	10/25/23	1,394	1,338,175
Station Casinos LLC, Term B Facility Loan, 1 Month LIBOR + 2.500%	5.030%	(c)	06/08/23	977	940,803
Wyndham Hotels & Resorts, Inc., Term B Loan, 1 Month LIBOR + 1.750%	4.272%	(c)	05/30/25	988	946,790

					7,983,469

Media — 0.3%
CBS Radio, Inc., Term Loan B-1, 1 Month LIBOR + 2.750%^	5.256%	(c)	11/18/24	502	470,980
Charter Communications Operating LLC, Term B Loan, 1 Month LIBOR + 2.000%	4.530%	(c)	04/30/25	1,004	959,816
Numericable U.S. LLC (France), USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%	6.143%	(c)	01/31/26	1,994	1,842,501
Unitymedia Finance LLC (Germany), First Lien Term Loan D, 1 Month LIBOR + 2.250%	4.705%	(c)	01/15/26	1,150	1,107,234
UnityMedia Hessen GMBH & Co. KG (Germany), Senior Facility B, 1 Month LIBOR + 2.250%	4.705%	(c)	09/30/25	501	482,369
Univision Communications, Inc., 2017 Replacement Term Loan, 1 Month LIBOR + 2.750%	5.272%	(c)	03/15/24	2,672	2,406,218
UPC Financing Partnership, Facility AR, 1 Month LIBOR + 2.500%	4.955%	(c)	01/15/26	998	948,000
Virgin Media Bristol LLC, K Facility, 1 Month LIBOR + 2.500%	4.955%	(c)	01/15/26	650	614,523
Ziggo Secured Finance Partnership (Netherlands), Term Loan E, 1 Month LIBOR + 2.500%	4.955%	(c)	04/15/25	1,325	1,246,093

					10,077,734

Packaging & Containers — 0.1%
Berry Global, Inc., Term Q Loan, 1 Month LIBOR + 2.000%	4.387%	(c)	10/01/22	1,738	1,687,351
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%	5.272%	(c)	02/05/23	1,293	1,230,499

					2,917,850

Pharmaceuticals — 0.1%
Bausch Health Co., Inc., Initial Term Loan, 1 Month LIBOR + 3.000%	5.379%	(c)	06/02/25	1,505	1,437,430

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.750%	5.272%	(c)	03/01/24	777	$736,654

					2,174,084

Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating, LP, Term B Loan, 1 Month LIBOR + 2.000%	4.522%	(c)	03/21/25	1,921	1,832,316
VICI Properties 1 LLC, Term B Loan, 1 Month LIBOR + 2.000%	4.504%	(c)	12/20/24	1,071	1,023,956

					2,856,272

Retail — 0.2%
Academy Ltd., Initial Term Loan, 1 Month LIBOR + 4.000%	6.349%	(c)	07/01/22	2,803	1,863,891
B.C. Unlimited Liability Co. (Canada), Term B-3 Loan, 1 Month LIBOR + 2.250%	4.772%	(c)	02/16/24	1,226	1,165,326
Beacon Roofing Supply, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	4.682%	(c)	01/02/25	1,708	1,620,516
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1 Month LIBOR + 2.500%	5.005%	(c)	01/30/23	1,007	962,867
Party City Holdings, Inc., 2018 Replacement Term Loan, 1 Month LIBOR + 2.500%	5.030%	(c)	08/19/22	1,205	1,164,884
PetSmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	5.380%	(c)	03/11/22	3,064	2,411,331

					9,188,815

Semiconductors — 0.0%
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loan, 1 Month LIBOR + 1.750%	4.272%	(c)	03/31/23	546	525,712

Software — 0.1%
First Data Corp., 2024A New Dollar Term Loan, 1 Month LIBOR + 2.000%	4.504%	(c)	04/26/24	1,566	1,493,336
MA Financeco LLC (United Kingdom), Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%	5.022%	(c)	06/21/24	56	52,501
Seattle Escrow Borrower LLC, Initial Term Loan, 1 Month LIBOR + 2.500%	5.022%	(c)	06/21/24	381	354,553

					1,900,390

Telecommunications — 0.1%
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Month LIBOR + 2.250%	4.754%	(c)	02/22/24	1,633	1,539,103
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	5.063%	(c)	02/02/24	159	151,414

					1,690,517

Transportation — 0.0%
XPO Logistics, Inc., Refinancing Term Loan, 3 Month LIBOR + 2.000%	4.509%	(c)	02/24/25	1,060	1,011,122

Trucking & Leasing — 0.0%
Avolon TLB Borrower LLC (Ireland), Term B-3 Loan, 1 Month LIBOR + 2.000%	4.470%	(c)	01/15/25	806	774,734

TOTAL BANK LOANS (cost $80,158,424)					74,932,451

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BBCCRE Trust, Series 2015-GTP, Class E, 144A	4.563%	(cc)	08/10/33	5,190	$4,659,953
BB-UBS Trust, Series 2012-SHOW, Class A, 144A	3.430%		11/05/36	4,027	4,027,435
Benchmark Mortgage Trust, Series 2018-B1, Class A5	3.666%	(cc)	01/15/51	4,470	4,473,650
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 1 Month LIBOR + 3.000%, 144A	5.455%	(c)	11/15/35	24,653	24,391,401
CD Mortgage Trust, Series 2017-CD3, Class A4	3.631%		02/10/50	3,870	3,875,494
CHT Mortgage Trust, Series 2017-CSMO, Class A, 1 Month LIBOR + 0.930%, 144A	3.385%	(c)	11/15/36	4,190	4,138,939
Cold Storage Trust, Series 2017-ICE3, Class B, 1 Month LIBOR + 1.250%, 144A	3.705%	(c)	04/15/36	5,060	4,960,370
Commercial Mortgage Trust, Series 2013-CR12, Class AM	4.300%		10/10/46	450	463,104
Commercial Mortgage Trust, Series 2013-CR12, Class B	4.762%	(cc)	10/10/46	390	402,693
Commercial Mortgage Trust, Series 2013-CR12, Class C	5.085%	(cc)	10/10/46	190	192,123
Commercial Mortgage Trust, Series 2014-CR17, Class XA, IO	1.078%	(cc)	05/10/47	39,323	1,503,508
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1 Month LIBOR + 1.720%, 144A	4.069%	(c)	10/15/34	3,219	3,212,370
Commercial Mortgage Trust, Series 2015-LC23, Class C	4.645%	(cc)	10/10/48	2,238	2,233,043
Commercial Mortgage Trust, Series 2015-PC1, Class D	4.440%	(cc)	07/10/50	2,212	1,957,949
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.373%		12/15/39	1,030	686,104
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM	5.869%	(cc)	09/15/40	597	578,002
Credit Suisse Mortgage Capital Certificates, Series 2018-PLUM, Class A, 1 Month LIBOR + 3.231%, 144A	5.687%	(c)	08/15/20	17,200	17,199,295
CSMC LLC, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	2,470	2,497,628
CSMC LLC, Series 2014-USA, Class F, 144A	4.373%		09/15/37	5,420	4,562,206
CSMC Trust, Series 2015-GLPA, Class A, 144A	3.881%		11/15/37	212	216,298
CSMC Trust, Series 2016-MFF, Class E, 1 Month LIBOR + 6.000%, 144A	8.455%	(c)	11/15/33	3,050	3,046,973
CSMC Trust, Series 2017-TIME, Class A, 144A	3.646%		11/13/39	2,950	2,946,506
Fannie Mae-Aces, Series 2014-M4, Class X2, IO	0.232%	(cc)	03/25/24	90,509	879,398
FHLMC Multifamily Structured Pass-Through Certificates, Series 2017-SR01, Class A3	3.089%		11/25/27	480	464,117
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.034%	(cc)	04/25/20	2,325	23,417
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.574%	(cc)	07/25/21	6,322	211,970
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.492%	(cc)	10/25/21	395	13,836
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200%		05/25/45	59,263	330,480
GE Business Loan Trust, Series 2006-1A, Class B, 1 Month LIBOR + 0.300%, 144A	2.755%	(c)	05/15/34	2,421	2,280,590
GE Business Loan Trust, Series 2006-2A, Class A, 144A	2.338%	(cc)	11/15/34	2,297	2,255,193
Government National Mortgage Assoc., Series 2013-85, Class IA, IO	0.710%	(cc)	03/16/47	38,918	1,427,483
Government National Mortgage Assoc., Series 2015-183, Class IO, IO	0.946%	(cc)	09/16/57	24,039	1,640,476

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2018-108, Class A	3.250%	(cc)	05/16/59	189	$188,050
Government National Mortgage Assoc., Series 2018-118, Class AC	3.200%		05/16/49	428	423,255
Government National Mortgage Assoc., Series 2018-123, Class AH	3.250%		09/16/52	40	39,490
Government National Mortgage Assoc., Series 2018-129, Class AG	3.100%		05/16/59	1,316	1,298,375
Government National Mortgage Assoc., Series 2018-98, Class A	3.000%		10/16/50	248	243,888
Government National Mortgage Assoc., Series 2018-99, Class A	3.200%		01/16/52	437	433,885
GS Mortgage Securities Corp. II, Series 2015-GC30, Class AS	3.777%	(cc)	05/10/50	4,988	5,035,936
GS Mortgage Securities Corp. II, Series 2015-GC30, Class B	4.013%	(cc)	05/10/50	1,540	1,539,954
GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 1 Month LIBOR + 1.300%, 144A	3.755%	(c)	09/15/31	11,720	11,660,036
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ	5.622%		11/10/39	2,199	1,882,356
GS Mortgage Securities Trust, Series 2007-GG10, Class AM	5.780%	(cc)	08/10/45	133	134,223
GS Mortgage Securities Trust, Series 2013-GC16, Class B	5.161%	(cc)	11/10/46	1,210	1,279,834
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.891%	(cc)	01/15/47	540	559,242
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B	4.617%	(cc)	08/15/48	3,600	3,672,319
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class C	4.297%	(cc)	07/15/48	3,667	3,519,829
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5	3.409%		10/15/50	5,580	5,478,169
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ	5.502%	(cc)	06/12/47	7,140	5,838,164
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AJ	5.818%	(cc)	02/12/49	1,237	909,652
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ	6.206%	(cc)	02/15/51	35	32,343
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, 144A	2.729%	(cc)	04/20/48	4,734	4,690,566
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ	6.086%	(cc)	09/12/49	3,612	2,758,832
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ	5.399%		12/15/43	1,153	869,935
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ	5.438%		03/15/44	139	139,203
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 1 Month LIBOR + 0.950%, 144A	3.405%	(c)	06/15/33	2,700	2,688,751
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126%		07/05/36	1,900	1,820,386
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 Month LIBOR + 0.750%, 144A	3.133%	(c)	11/11/34	3,272	3,248,217
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B	4.287%	(cc)	07/15/46	569	576,866
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D	4.128%	(cc)	05/15/48	3,250	2,809,965

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class C	4.176%	(cc)	07/15/48	2,279	$2,211,314
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.405%	(cc)	06/15/45	15,241	553,903
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class D, 144A	4.133%	(cc)	05/15/45	3,755	3,531,181
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class D, 144A	3.979%	(cc)	06/15/46	650	589,497
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA, IO	1.083%	(cc)	03/15/47	10,864	431,002
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class C	4.322%	(cc)	11/15/47	3,570	3,546,724

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $181,170,115)					176,387,346

CORPORATE BONDS — 35.7%
Aerospace & Defense — 0.7%
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19	1,810	1,832,515
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%		02/15/20	2,400	2,451,528
Harris Corp., Sr. Unsec’d. Notes	4.854%		04/27/35	490	486,141
Harris Corp., Sr. Unsec’d. Notes	5.054%		04/27/45	1,120	1,152,114
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.100%		01/15/23	240	237,877
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%		01/15/26	2,420	2,401,344
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.500%		05/15/36	480	495,277
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.930%		01/15/25	3,100	2,941,543
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.250%		01/15/28	5,310	4,954,237
Raytheon Co., Sr. Unsec’d. Notes	3.125%		10/15/20	1,030	1,033,207
United Technologies Corp., Sr. Unsec’d. Notes	3.950%		08/16/25	2,470	2,450,871
United Technologies Corp., Sr. Unsec’d. Notes	4.125%		11/16/28	3,610	3,576,431
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42	980	925,846

					24,938,931

Agriculture — 0.7%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	1,060	1,017,575
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19	4,270	4,413,170
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.557%		08/15/27	6,420	5,699,332
BAT Capital Corp. (United Kingdom), Gtd. Notes	4.540%		08/15/47	2,720	2,165,257
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.875%		11/01/19	2,080	2,054,976
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%		08/22/22	1,710	1,647,801
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%		11/02/22	2,120	2,037,536
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.900%		11/15/21	2,060	2,034,356
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%		03/20/42	240	227,904
Reynolds American, Inc. (United Kingdom), Gtd. Notes	3.250%		06/12/20	468	465,126
Reynolds American, Inc. (United Kingdom), Gtd. Notes	6.150%		09/15/43	990	964,861
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%		06/23/19	2,470	2,519,815

					25,247,709

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Airlines — 0.0%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%		02/10/24	1,145	$1,236,873
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Through Certificates	7.750%		06/17/21	380	392,581

					1,629,454

Apparel — 0.0%
Hanesbrands, Inc., Gtd. Notes, 144A	4.625%		05/15/24	150	140,625
Hanesbrands, Inc., Gtd. Notes, 144A(a)	4.875%		05/15/26	620	558,775

					699,400

Auto Manufacturers — 0.2%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750%		10/01/27	680	605,200
BMW US Capital LLC (Germany), Gtd. Notes, 144A	1.850%		09/15/21	370	354,688
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A(a)	2.450%		05/18/20	300	296,433
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	1,160	894,575
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.459%		03/27/20	200	195,787
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%		08/02/21	1,620	1,661,422
General Motors Co., Sr. Unsec’d. Notes	5.150%		04/01/38	320	273,396
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	420	393,684
General Motors Financial Co., Inc., Gtd. Notes	2.450%		11/06/20	640	621,614
General Motors Financial Co., Inc., Gtd. Notes	3.450%		04/10/22	490	473,860
General Motors Financial Co., Inc., Gtd. Notes	4.250%		05/15/23	200	195,324
General Motors Financial Co., Inc., Gtd. Notes	4.350%		01/17/27	380	349,766
General Motors Financial Co., Inc., Gtd. Notes	4.375%		09/25/21	1,430	1,432,767

					7,748,516

Auto Parts & Equipment — 0.1%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	2,151	2,101,127

Banks — 11.7%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.450%		06/04/20	700	690,963
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A	4.750%		07/28/25	1,940	1,930,187
Banco de Credito e Inversiones SA (Chile), Sr. Unsec’d. Notes, 144A	3.500%		10/12/27	1,800	1,620,000
Banco Santander SA (Spain), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545%	(c)	04/12/23	1,000	980,584
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.800%		02/23/28	400	355,789
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848%		04/12/23	2,200	2,137,660
Banco Santander SA (Spain), Sr. Unsec’d. Notes	4.379%		04/12/28	3,200	2,987,922
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	308	307,940
Bank of America Corp., Sr. Unsec’d. Notes	3.004%	(ff)	12/20/23	2,400	2,332,820
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	4,400	4,333,380
Bank of America Corp., Sr. Unsec’d. Notes	3.419%	(ff)	12/20/28	10,242	9,567,559
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	2,790	2,684,918
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.550%	(ff)	03/05/24	2,690	2,657,468
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	(ff)	07/21/28	4,580	4,343,302

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.824%	(ff)	01/20/28		8,873	$8,607,705
Bank of America Corp., Series L, Sub. Notes, MTN	3.950%		04/21/25		508	492,219
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24		4,030	4,052,337
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25		1,839	1,791,455
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24		5,080	5,149,227
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24		4,410	4,373,838
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		1,953	1,930,726
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44		3,110	3,218,447
Bank of America Corp., Series AA, Jr. Sub. Notes	6.100%	(ff)	—	(rr)	1,080	1,063,800
Bank of America Corp., Series X, Jr. Sub. Notes	6.250%	(ff)	—	(rr)	2,210	2,183,480
Bank of Montreal (Canada), Sub. Notes	3.803%	(ff)	12/15/32		470	435,220
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.200%		07/20/20		920	903,120
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.972%	(ff)	05/16/29		1,280	1,234,147
BNP Paribas SA (France), Sub. Notes, MTN, 144A	4.375%	(ff)	03/01/33		2,010	1,881,567
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A	4.400%		08/14/28		8,650	8,442,754
BNP Paribas SA (France), Sub. Notes, 144A	4.625%		03/13/27		830	805,647
BPCE SA (France), Sub. Notes, 144A	5.150%		07/21/24		1,490	1,496,175
CIT Group, Inc., Sr. Unsec’d. Notes	4.750%		02/16/24		1,080	1,039,500
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/07/25		740	723,350
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	(ff)	07/24/28		4,555	4,303,004
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28		3,575	3,449,549
Citigroup, Inc., Sub. Notes	4.050%		07/30/22		300	301,364
Citigroup, Inc., Sr. Unsec’d. Notes	4.075%	(ff)	04/23/29		4,000	3,891,802
Citigroup, Inc., Sub. Notes	4.400%		06/10/25		4,050	3,963,509
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		8,255	7,956,308
Citigroup, Inc., Sr. Unsec’d. Notes	4.650%		07/30/45		5,048	4,916,919
Citigroup, Inc., Sub. Notes	4.750%		05/18/46		350	323,561
Citigroup, Inc., Sub. Notes	5.300%		05/06/44		556	554,101
Citigroup, Inc., Series D, Jr. Sub. Notes	5.350%	(ff)	—	(rr)	1,160	1,042,550
Citigroup, Inc., Sub. Notes	5.500%		09/13/25		6,430	6,747,568
Citigroup, Inc., Jr. Sub. Notes	5.900%	(ff)	—	(rr)	630	587,160
Citigroup, Inc., Jr. Sub. Notes	5.950%	(ff)	—	(rr)	1,510	1,378,026
Citigroup, Inc., Series P, Jr. Sub. Notes	5.950%	(ff)	—	(rr)	5,930	5,366,650
Citigroup, Inc., Sub. Notes	6.125%		08/25/36		558	602,007
Citigroup, Inc., Series M, Jr. Sub. Notes(a)	6.300%	(ff)	—	(rr)	2,710	2,499,975
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		309	428,691
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	3.900%		07/12/47		2,610	2,437,630
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	5.000%		10/15/19		870	882,590
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes, MTN	2.250%		01/14/20		550	545,299
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	4.375%		08/04/25		6,720	6,600,115
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	4.625%		12/01/23		4,190	4,248,367
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	4.750%		01/15/20		2,010	2,043,081
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	5.250%		08/04/45		1,200	1,237,345
Cooperatieve Rabobank UA (Netherlands), Jr. Sub. Notes, 144A	11.000%	(ff)	—	(rr)	3,285	3,391,763

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Credit Agricole SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.500%		04/15/19		1,020	$1,018,418
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(ff)	—	(rr)	4,290	4,386,525
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.869%	(ff)	01/12/29		3,400	3,163,056
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.550%		04/17/26		350	346,530
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.875%		05/15/45		4,550	4,490,440
Goldman Sachs Capital II, Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap N/A, Floor 4.000%)	4.000%	(c)	—	(rr)	227	154,360
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.876%	(ff)	10/31/22		300	291,363
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26		1,930	1,782,646
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24		3,220	3,147,765
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24		2,610	2,575,479
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.223%	(ff)	05/01/29		11,016	10,601,670
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25		4,680	4,481,679
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45		3,180	3,025,663
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%		05/22/45		3,380	3,160,772
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21		1,310	1,359,901
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20		5,460	5,582,090
Goldman Sachs Group, Inc. (The), Series D, Sr. Unsec’d. Notes, MTN	6.000%		06/15/20		3,750	3,881,951
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41		6,970	7,949,682
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		3,904	4,408,724
HSBC Bank USA NA, Sub. Notes	4.875%		08/24/20		2,290	2,346,292
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.400%		03/08/21		4,800	4,787,543
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.900%		05/25/26		220	210,805
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24		1,600	1,587,857
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25		2,710	2,630,297
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.300%		03/08/26		340	335,382
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	4.583%	(ff)	06/19/29		10,330	10,239,491
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.250%	(ff)	—	(rr)	2,720	2,550,000
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.375%	(ff)	—	(rr)	2,010	1,869,300
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.500%	(ff)	—	(rr)	5,720	5,198,050
ING Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.500%		10/01/19		910	905,860
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23		2,700	2,820,228

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.125%		07/14/22	1,700	$1,571,841
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.375%		01/12/23	830	768,872
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875%		07/14/27	6,820	5,866,413
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875%		01/12/28	2,935	2,506,600
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	4.375%		01/12/48	2,260	1,701,710
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%		06/26/24	6,600	5,985,425
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.710%		01/15/26	500	458,339
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		03/01/21	620	611,258
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	1,300	1,289,677
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.540%	(ff)	05/01/28	1,591	1,516,838
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.782%	(ff)	02/01/28	11,804	11,458,375
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	10	9,840
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.023%	(ff)	12/05/24	5,930	5,977,183
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.203%	(ff)	07/23/29	1,840	1,834,406
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	90	91,622
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	690	679,242
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	630	644,695
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	1,230	1,252,244
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.452%	(ff)	12/05/29	1,180	1,200,231
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	690	710,966
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	3,790	3,843,579
Lloyds Bank PLC (United Kingdom), Gtd. Notes	2.700%		08/17/20	310	306,079
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.574%	(ff)	11/07/28	500	444,762
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		03/22/28	2,610	2,476,076
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.500%		11/04/24	4,800	4,635,002
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.998%		02/22/22	1,180	1,163,478
Morgan Stanley, Sr. Unsec’d. Notes	3.625%		01/20/27	2,956	2,809,376
Morgan Stanley, Sr. Unsec’d. Notes	3.737%	(ff)	04/24/24	4,520	4,481,509
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26	1,792	1,747,865
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25	5,998	5,917,328
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/24/20	280	288,645
Nordea Bank ABP (Finland), Sub. Notes, 144A	4.875%		05/13/21	3,650	3,712,375
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, MTN	2.150%		10/26/20	1,340	1,319,417
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN	3.200%		04/30/21	1,500	1,499,846
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.519%	(ff)	06/25/24	200	196,246
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.892%	(ff)	05/18/29	2,791	2,664,140
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	5.125%		05/28/24	6,030	5,846,484
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	2,900	2,935,099
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	1,360	1,378,305

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45		560	$544,192
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375%		03/16/20		800	791,263
Santander UK PLC (United Kingdom), Sub. Notes, 144A	5.000%		11/07/23		505	493,127
Santander UK PLC (United Kingdom), Sub. Notes	7.950%		10/26/29		3,368	3,949,411
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A	3.950%		01/11/23		250	243,889
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A(a)	5.700%		03/26/44		2,530	2,531,712
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.058%		07/14/21		1,720	1,665,755
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	3.350%		05/24/21		1,580	1,579,140
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN	3.250%		06/11/21		1,810	1,817,415
Toronto-Dominion Bank (The) (Canada), Sub. Notes	3.625%	(ff)	09/15/31		4,992	4,727,068
UBS AG (Switzerland), Sub. Notes	7.625%		08/17/22		3,940	4,196,100
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.491%		05/23/23		3,760	3,666,871
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25		2,100	2,092,235
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%		03/23/28		8,177	8,062,843
US Bank NA, Sr. Unsec’d. Notes	3.150%		04/26/21		1,480	1,481,364
Wachovia Capital Trust III, Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)	5.570%	(c)	—	(rr)	7,420	6,711,390
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26		9,148	8,468,527
Wells Fargo & Co., Sub. Notes, GMTN	4.300%		07/22/27		7,590	7,466,018
Wells Fargo & Co., Sub. Notes, MTN	4.400%		06/14/46		520	477,002
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	4.600%		04/01/21		5,840	5,980,274
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44		3,180	2,993,660
Wells Fargo & Co., Sub. Notes, MTN	4.750%		12/07/46		2,050	1,973,842
Wells Fargo & Co., Sub. Notes, GMTN	4.900%		11/17/45		3,660	3,568,779
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44		1,431	1,551,938
Wells Fargo Bank NA, Sub. Notes	5.850%		02/01/37		8,193	9,252,068
Wells Fargo Bank NA, Sub. Notes	6.600%		01/15/38		2,452	3,032,433
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	2.300%		05/26/20		280	276,757
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	2.600%		11/23/20		1,570	1,549,971

						442,690,391

Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	3.650%		02/01/26		140	132,377
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.700%		02/01/36		9,755	9,046,765
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.900%		02/01/46		4,050	3,755,911

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Beverages (continued)
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%	02/01/21	1,129	$1,110,254
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(a)	3.300%	02/01/23	6,060	5,892,433
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	2,400	2,291,497
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.000%	04/13/28	2,380	2,276,550
Becle SAB de CV (Mexico), Gtd. Notes, 144A	3.750%	05/13/25	1,000	952,296
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,270	1,283,958
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500%	04/01/25	1,140	1,074,450
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%	07/15/20	2,580	2,650,664
Molson Coors Brewing Co., Gtd. Notes	3.500%	05/01/22	330	328,025
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%	03/05/42	610	599,630
Pernod Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%	01/15/22	3,660	3,733,029

				35,127,839

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	2.125%	05/01/20	330	325,603
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	360	358,907
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	301	283,599
Celgene Corp., Sr. Unsec’d. Notes	2.250%	08/15/21	1,350	1,308,781
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	920	909,895
Celgene Corp., Sr. Unsec’d. Notes	3.875%	08/15/25	2,350	2,262,257
Celgene Corp., Sr. Unsec’d. Notes	5.000%	08/15/45	3,520	3,254,883
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	130	125,058
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.550%	09/01/20	430	426,522
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,060	1,058,229
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	4.150%	03/01/47	1,400	1,289,597
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	910	902,804

				12,506,135

Chemicals — 0.3%
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500%	07/19/22	1,800	1,754,768
Equate Petrochemical BV (Kuwait), Gtd. Notes, MTN, 144A	4.250%	11/03/26	2,280	2,204,965
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	180	180,196
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%	04/15/24	780	834,763
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	980	1,035,878
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	4.500%	10/22/25	1,870	1,790,749
Syngenta Finance NV (Switzerland), Gtd. Notes, 144A	3.933%	04/23/21	2,230	2,199,530
Syngenta Finance NV (Switzerland), Gtd. Notes, 144A	4.441%	04/24/23	575	554,143

				10,554,992

Commercial Services — 0.3%
Adani Ports & Special Economic Zone Ltd. (India), Sr. Unsec’d. Notes, 144A	4.000%	07/30/27	1,033	921,470
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, MTN, 144A	5.625%	09/25/48	4,280	4,023,200
Service Corp. International, Sr. Unsec’d. Notes	7.500%	04/01/27	460	496,800
UBM PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.750%	11/03/20	1,850	1,894,634

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	1,380	$1,210,950
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	370	348,725
United Rentals North America, Inc., Gtd. Notes	6.500%	12/15/26	680	669,800

				9,565,579

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	2.000%	11/13/20	1,610	1,588,791
Apple, Inc., Sr. Unsec’d. Notes	2.450%	08/04/26	5,400	4,990,849
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	5,955	5,937,401
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	4.420%	06/15/21	4,720	4,712,213

				17,229,254

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.750%	05/15/19	2,760	2,759,792
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.500%	05/15/21	320	320,923
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.625%	10/30/20	800	805,582
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	5.000%	10/01/21	570	578,962
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20	2,572	2,668,450
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.375%	05/26/20	1,550	1,533,746
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%	11/15/20	8,758	8,451,954
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	5,032	4,214,635
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	3,115	3,127,706
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	08/15/22	491	514,301
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%	01/15/22	670	744,876
KKR Group Finance Co. II LLC, Gtd. Notes, 144A	5.500%	02/01/43	260	264,338
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,920	1,950,912
SURA Asset Management SA (Colombia), Gtd. Notes, 144A.	4.875%	04/17/24	2,300	2,277,023
Visa, Inc., Sr. Unsec’d. Notes	3.150%	12/14/25	5,130	5,041,201
Visa, Inc., Sr. Unsec’d. Notes	4.300%	12/14/45	2,710	2,800,737

				38,055,138

Electric — 1.3%
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	3.800%	07/15/48	1,017	912,784
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	3.500%	04/01/28	1,320	1,257,489
Dominion Energy, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	1,216	1,512,948
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	08/15/47	110	99,280
Duke Energy Progress LLC, First Mortgage	2.800%	05/15/22	1,490	1,469,894
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	3.900%	07/15/27	2,880	2,791,321
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	4.250%	03/15/23	3,540	3,596,636
FirstEnergy Corp., Series C, Sr. Unsec’d. Notes	4.850%	07/15/47	1,100	1,098,253

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
FirstEnergy Corp., Series C, Sr. Unsec’d. Notes	7.375%	11/15/31	10,860	$13,722,145
Minejesa Capital BV (Indonesia), Sr. Sec’d. Notes, 144A(a)	4.625%	08/10/30	1,050	935,901
Ohio Edison Co., First Mortgage	8.250%	10/15/38	978	1,406,593
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.300%	12/01/27	3,604	2,941,040
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.500%	10/01/20	1,700	1,619,900
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.800%	03/01/37	2,770	2,567,122
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	6,886	6,380,272
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,020	1,039,464
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	4,405	5,860,569

				49,211,611

Environmental Control — 0.0%
Waste Management, Inc., Gtd. Notes	3.500%	05/15/24	1,290	1,288,636
Waste Management, Inc., Gtd. Notes	4.600%	03/01/21	440	453,608

				1,742,244

Foods — 0.4%
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.077%	11/02/21	2,410	2,328,194
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.589%	11/02/23	3,710	3,527,060
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	510	454,962
Kraft Heinz Foods Co., Gtd. Notes	3.500%	06/06/22	20	19,798
Kraft Heinz Foods Co., Gtd. Notes	3.500%	07/15/22	2,300	2,266,633
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	570	551,620
Kraft Heinz Foods Co., Gtd. Notes	4.000%	06/15/23	110	109,712
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	930	872,784
Kraft Heinz Foods Co., Gtd. Notes	5.000%	06/04/42	380	339,824
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	410	374,651
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	1,547	1,582,351
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	800	796,555
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	1,130	1,084,800
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	1,310	1,308,046
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	70	70,196

				15,687,186

Gas — 0.1%
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.600%	12/15/44	2,788	2,748,723

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	1,138	1,123,886
Abbott Laboratories, Sr. Unsec’d. Notes	4.750%	11/30/36	1,050	1,096,133
Abbott Laboratories, Sr. Unsec’d. Notes	4.900%	11/30/46	1,730	1,816,023
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.363%	06/06/24	2,900	2,785,383
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	776	749,613
Becton Dickinson & Co., Sr. Unsec’d. Notes	4.685%	12/15/44	650	608,376
Medtronic Global Holdings SCA, Gtd. Notes(a)	3.350%	04/01/27	1,270	1,243,940
Medtronic, Inc., Gtd. Notes	3.125%	03/15/22	350	348,662
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	4,530	4,512,103

				14,284,119

Healthcare-Services — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	2.800%	06/15/23	470	446,974
Anthem, Inc., Sr. Unsec’d. Notes	2.950%	12/01/22	610	594,895
Anthem, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	2,550	2,512,528
Anthem, Inc., Sr. Unsec’d. Notes	3.350%	12/01/24	470	457,872

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Anthem, Inc., Sr. Unsec’d. Notes	3.650%	12/01/27	2,120	$2,025,504
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	440	398,006
Centene Corp., Sr. Unsec’d. Notes(a)	4.750%	05/15/22	1,070	1,056,625
Centene Corp., Sr. Unsec’d. Notes, 144A	5.375%	06/01/26	460	447,350
Centene Corp., Sr. Unsec’d. Notes	5.625%	02/15/21	560	561,400
Centene Corp., Sr. Unsec’d. Notes	6.125%	02/15/24	960	982,800
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	20	18,150
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	250	250,290
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	990	1,032,110
HCA, Inc., Sr. Sec’d. Notes	4.500%	02/15/27	90	85,050
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	230	227,700
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	180	178,650
HCA, Inc., Sr. Sec’d. Notes	5.500%	06/15/47	4,504	4,267,540
HCA, Inc., Gtd. Notes	5.625%	09/01/28	50	48,250
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,720	1,763,000
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,440	1,530,000
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,050	1,028,622
Humana, Inc., Sr. Unsec’d. Notes	3.950%	03/15/27	860	840,206
Humana, Inc., Sr. Unsec’d. Notes	4.625%	12/01/42	570	563,523
Humana, Inc., Sr. Unsec’d. Notes	4.800%	03/15/47	100	100,079
Humana, Inc., Sr. Unsec’d. Notes	4.950%	10/01/44	450	462,236
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	1,367	1,350,145
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.063%	08/01/56	1,870	1,807,630
NYU Langone Hospitals, Sec’d. Notes	4.368%	07/01/47	317	315,542
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%	03/15/19	10	9,973
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.700%	07/15/20	1,390	1,385,032
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.875%	12/15/21	910	907,059
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%	11/15/21	570	573,635
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	190	192,331
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.700%	10/15/40	1,500	1,772,707

				30,193,414

Home Builders — 0.1%
Lennar Corp., Gtd. Notes	4.500%	04/30/24	880	831,600
Lennar Corp., Gtd. Notes	4.750%	05/30/25	160	150,000
Lennar Corp., Gtd. Notes	4.750%	11/29/27	1,730	1,561,325
Lennar Corp., Gtd. Notes	5.000%	06/15/27	100	91,250
Toll Brothers Finance Corp., Gtd. Notes	4.375%	04/15/23	610	571,875

				3,206,050

Household Products/Wares — 0.0%
Spectrum Brands, Inc., Gtd. Notes	5.750%	07/15/25	810	769,257

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	1,450	1,428,751
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26	1,340	1,309,608

				2,738,359

Insurance — 0.5%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	900	861,704
American International Group, Inc., Jr. Sub. Notes	6.250%	03/15/87	636	613,740
Chubb INA Holdings, Inc., Gtd. Notes	2.300%	11/03/20	570	561,848

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Chubb INA Holdings, Inc., Gtd. Notes	3.350%	05/03/26	1,000	$978,222
MetLife, Inc., Sr. Unsec’d. Notes(a)	4.750%	02/08/21	457	471,545
MetLife, Inc., Sr. Unsec’d. Notes	5.875%	02/06/41	1,020	1,201,113
MetLife, Inc., Jr. Sub. Notes	6.400%	12/15/66	3,610	3,667,255
Reliance Standard Life Global Funding II, Sr. Sec’d. Notes, MTN, 144A	2.500%	01/15/20	520	515,029
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	9,711	10,069,536

				18,939,992

Internet — 0.6%
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes(a)	3.600%	11/28/24	4,350	4,255,146
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes	4.200%	12/06/47	1,664	1,475,392
Amazon.com, Inc., Sr. Unsec’d. Notes	3.150%	08/22/27	2,040	1,969,582
Amazon.com, Inc., Sr. Unsec’d. Notes	3.875%	08/22/37	1,030	994,728
Amazon.com, Inc., Sr. Unsec’d. Notes(a)	4.050%	08/22/47	1,280	1,250,687
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%	12/05/44	1,830	2,028,788
Amazon.com, Inc., Sr. Unsec’d. Notes	5.200%	12/03/25	1,882	2,067,356
Baidu, Inc. (China), Sr. Unsec’d. Notes	3.875%	09/29/23	2,610	2,598,182
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, MTN, 144A	3.595%	01/19/28	5,412	5,084,911

				21,724,772

Iron/Steel — 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.250%	02/25/22	740	782,180
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.000%	10/15/39	460	484,656
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%	11/21/36	1,507	1,723,255
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%	11/10/39	844	974,820

				3,964,911

Leisure Time — 0.0%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750%	12/15/21	710	704,675
VOC Escrow Ltd., Sr. Sec’d. Notes, 144A	5.000%	02/15/28	1,190	1,097,775

				1,802,450

Lodging — 0.1%
Hilton Domestic Operating Co., Inc., Gtd. Notes, 144A	5.125%	05/01/26	360	345,600
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.625%	04/01/25	80	75,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.875%	04/01/27	2,610	2,446,875
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	4.600%	08/08/23	980	973,512
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.125%	08/08/25	1,600	1,584,400

				5,426,187

Machinery-Construction & Mining — 0.0%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	320	324,606

Machinery-Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes	1.700%	01/15/20	510	503,346

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Machinery-Diversified (continued)
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	2.250%	04/17/19	140	$139,685
Nvent Finance Sarl (United Kingdom), Gtd. Notes	4.550%	04/15/28	4,416	4,326,632

				4,969,663

Media — 2.0%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	490	503,079
21st Century Fox America, Inc., Gtd. Notes	6.650%	11/15/37	130	171,174
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	332,224
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	265	348,264
21st Century Fox America, Inc., Gtd. Notes	7.750%	12/01/45	1,534	2,252,221
Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	2,110	1,935,925
Altice France SA (France), Sr. Sec’d. Notes, 144A	8.125%	02/01/27	3,030	2,855,775
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000%	02/01/28	1,070	984,400
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/27	2,360	2,198,104
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%	09/30/22	140	138,775
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	3.579%	07/23/20	1,050	1,048,868
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.200%	03/15/28	7,820	7,366,448
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	2,290	2,277,084
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.375%	04/01/38	1,490	1,387,224
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.750%	04/01/48	60	56,185
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	500	513,969
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%	10/23/55	310	315,259
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	80	97,197
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,450	1,412,909
Comcast Corp., Gtd. Notes	3.900%	03/01/38	2,110	1,953,238
Comcast Corp., Gtd. Notes	3.950%	10/15/25	5,000	5,059,187
Comcast Corp., Gtd. Notes	3.969%	11/01/47	5,750	5,139,656
Comcast Corp., Gtd. Notes	3.999%	11/01/49	377	337,815
Comcast Corp., Gtd. Notes	4.150%	10/15/28	6,030	6,123,058
Comcast Corp., Gtd. Notes	4.200%	08/15/34	190	183,198
Comcast Corp., Gtd. Notes	4.250%	10/15/30	2,800	2,831,661
Comcast Corp., Gtd. Notes	4.250%	01/15/33	530	526,383
Comcast Corp., Gtd. Notes	5.650%	06/15/35	160	175,405
DISH DBS Corp., Gtd. Notes(a)	5.875%	11/15/24	5,095	4,101,475
DISH DBS Corp., Gtd. Notes(a)	7.750%	07/01/26	90	74,475

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Media (continued)
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	4.850%		07/06/27	2,830	$2,710,449
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	2,370	2,362,456
NBCUniversal Media LLC, Gtd. Notes	4.375%		04/01/21	660	676,486
Time Warner Cable LLC, Sr. Sec’d. Notes	4.125%		02/15/21	1,905	1,912,803
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%		02/01/20	830	841,641
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%		11/15/40	1,620	1,547,190
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%		05/01/37	332	340,712
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300%		07/01/38	4,520	4,899,928
Time Warner Cable LLC, Sr. Sec’d. Notes	8.250%		04/01/19	2,180	2,204,464
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375%		07/15/33	1,400	1,706,768
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%		01/15/25	400	374,048
Viacom, Inc., Sr. Unsec’d. Notes	3.875%		04/01/24	570	559,098
Viacom, Inc., Sr. Unsec’d. Notes	4.250%		09/01/23	460	458,205
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.500%		08/15/26	400	369,940
Warner Media LLC, Gtd. Notes	4.750%		03/29/21	710	727,905
Warner Media LLC, Gtd. Notes	6.250%		03/29/41	770	831,266

					75,223,994

Mining — 1.1%
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.125%		05/15/28	250	239,375
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750%		09/30/24	1,850	1,877,750
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	3.625%		09/11/24	630	595,507
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	3.750%		04/10/22	2,130	2,079,370
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	4.000%		09/11/27	6,476	5,859,868
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	4.750%		04/10/27	1,070	1,024,769
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%		04/01/42	200	199,992
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%		05/30/41	1,640	1,728,962
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%		05/01/43	260	273,089
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%		02/24/22	175	173,630
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	1,600	1,747,984
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750%	(ff)	10/19/75	4,980	5,164,160
Freeport-McMoRan, Inc., Gtd. Notes	3.875%		03/15/23	20	18,500
Freeport-McMoRan, Inc., Gtd. Notes	4.550%		11/14/24	40	36,900
Freeport-McMoRan, Inc., Gtd. Notes	5.450%		03/15/43	856	651,630
Freeport-McMoRan, Inc., Gtd. Notes	6.875%		02/15/23	1,840	1,897,500
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	5.550%		10/25/42	3,697	3,327,742
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	2.875%		04/16/20	450	445,733
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	4.000%		03/27/27	7,320	6,668,358
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	4.125%		05/30/23	280	274,956

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Mining (continued)
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.250%	11/08/42	5,160	$4,904,152
Yamana Gold, Inc. (Brazil), Gtd. Notes	4.625%	12/15/27	1,450	1,346,487

				40,536,414

Miscellaneous Manufacturing — 0.5%
Eaton Corp., Gtd. Notes	2.750%	11/02/22	4,950	4,814,336
Eaton Corp., Gtd. Notes	4.150%	11/02/42	1,690	1,586,535
General Electric Co., Sr. Unsec’d. Notes, MTN	4.375%	09/16/20	682	681,029
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	600	489,347
General Electric Co., Sr. Unsec’d. Notes, GMTN(a)	4.625%	01/07/21	1,413	1,416,649
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	98	98,294
General Electric Co., Sub. Notes, MTN(a)	5.300%	02/11/21	1,051	1,052,303
General Electric Co., Sr. Unsec’d. Notes, GMTN	5.500%	01/08/20	200	202,356
General Electric Co., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	1,010	965,652
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.150%	08/07/37	4,245	4,140,746
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.875%	01/10/39	4,177	4,367,072

				19,814,319

Oil & Gas — 3.4%
Anadarko Finance Co., Series B, Gtd. Notes	7.500%	05/01/31	190	224,684
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850%	03/15/21	1,346	1,378,142
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	5.550%	03/15/26	2,570	2,691,661
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	1,190	1,285,195
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%	03/15/46	1,320	1,457,516
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	1,041	1,019,579
Apache Corp., Sr. Unsec’d. Notes	4.250%	01/15/44	3,370	2,713,340
Apache Corp., Sr. Unsec’d. Notes(a)	4.375%	10/15/28	410	382,942
Apache Corp., Sr. Unsec’d. Notes	4.750%	04/15/43	310	265,906
Apache Corp., Sr. Unsec’d. Notes	5.100%	09/01/40	1,990	1,802,414
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	578	592,229
BP Capital Markets America, Inc., Gtd. Notes	3.119%	05/04/26	3,030	2,849,202
BP Capital Markets America, Inc., Gtd. Notes	3.216%	11/28/23	2,880	2,838,441
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.506%	03/17/25	3,320	3,254,762
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.535%	11/04/24	300	297,213
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	171,468
Chevron Corp., Sr. Unsec’d. Notes	2.954%	05/16/26	2,660	2,560,718
Cimarex Energy Co., Sr. Unsec’d. Notes	3.900%	05/15/27	3,180	2,950,850
CNOOC Finance 2015 USA LLC (China), Gtd. Notes	3.500%	05/05/25	5,940	5,753,062
Concho Resources, Inc., Gtd. Notes	4.300%	08/15/28	2,760	2,699,835
Concho Resources, Inc., Gtd. Notes	4.375%	01/15/25	840	829,671
Continental Resources, Inc., Gtd. Notes	3.800%	06/01/24	340	321,868
Continental Resources, Inc., Gtd. Notes(a)	4.375%	01/15/28	500	470,381
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	330	324,778
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22	3,620	3,527,510
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	3,920	3,453,133
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	140	132,748
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%	12/15/25	2,120	2,248,543
Diamondback Energy, Inc., Gtd. Notes(a)	5.375%	05/31/25	560	546,000
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875%	05/28/45	4,800	4,532,256
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	1,140	1,170,066
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.043%	03/01/26	2,180	2,126,735

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	4.114%	03/01/46	3,630	$3,684,995
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	5.375%	04/24/30	260	255,196
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	6.375%	10/24/48	940	945,640
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	4,163	4,985,399
MEG Energy Corp. (Canada), Sec’d. Notes, 144A	6.500%	01/15/25	120	121,800
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	180	171,900
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.850%	01/15/28	3,000	2,712,373
Noble Energy, Inc., Sr. Unsec’d. Notes	4.950%	08/15/47	730	631,596
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	990	878,755
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%	03/15/22	304	286,520
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27	1,200	1,138,945
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	440	437,531
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.400%	04/15/26	1,610	1,575,211
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.100%	02/15/47	1,650	1,539,210
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.200%	03/15/48	790	755,037
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%	04/15/46	480	467,015
Occidental Petroleum Corp., Sr. Unsec’d. Notes(a)	4.625%	06/15/45	1,570	1,558,744
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.299%	01/27/25	14,159	13,521,845
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.750%	02/01/29	930	860,250
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	6.125%	01/17/22	435	446,419
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.250%	03/17/24	2,690	2,729,005
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	7.250%	03/17/44	2,950	2,907,255
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%	01/17/27	1,060	1,089,150
Petroleos Mexicanos (Mexico), Gtd. Notes	4.500%	01/23/26	3,664	3,158,368
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	1,270	962,889
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	2,740	2,205,700
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	310	270,630
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.875%	08/04/26	1,900	1,846,800
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%	03/01/21	1,440	1,450,800
Range Resources Corp., Gtd. Notes(a)	4.875%	05/15/25	300	246,000
Range Resources Corp., Gtd. Notes(a)	5.000%	03/15/23	930	818,400
Range Resources Corp., Gtd. Notes	5.875%	07/01/22	100	92,500
Shell International Finance BV (Netherlands), Gtd. Notes	2.875%	05/10/26	2,730	2,618,498
Shell International Finance BV (Netherlands), Gtd. Notes	4.000%	05/10/46	710	685,621
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	2,940	2,990,712
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	2,010	2,061,045
Shell International Finance BV (Netherlands), Gtd. Notes	4.550%	08/12/43	1,010	1,049,828
Shell International Finance BV (Netherlands), Gtd. Notes	6.375%	12/15/38	2,363	2,985,341
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	4.375%	04/10/24	2,230	2,276,743
Whiting Petroleum Corp., Gtd. Notes(a)	6.250%	04/01/23	180	163,800
Whiting Petroleum Corp., Gtd. Notes(a)	6.625%	01/15/26	430	368,725

				126,825,039

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes
Co-Obligor, Inc., Sr. Unsec’d. Notes	3.337%	12/15/27	3,564	$3,279,213
Halliburton Co., Sr. Unsec’d. Notes	3.800%	11/15/25	2,690	2,606,580
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	2,413	2,999,370
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20	2,060	2,042,145
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	1,590	1,569,394

				12,496,702

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625%	05/15/23	930	888,150
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.000%	02/15/25	650	600,028
Ball Corp., Gtd. Notes	4.000%	11/15/23	320	311,200
Berry Global, Inc., Sec’d. Notes, 144A	4.500%	02/15/26	210	192,150
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes, 144A	5.125%	07/15/23	610	581,025
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	6.875%	02/15/21	535	535,400
WestRock RKT Co., Gtd. Notes	3.500%	03/01/20	590	589,471
WestRock RKT Co., Gtd. Notes(a)	4.000%	03/01/23	370	369,827

				4,067,251

Pharmaceuticals — 2.0%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,500	1,438,777
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	1,160	1,141,489
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	2,470	2,411,272
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35	2,850	2,703,503
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45	368	349,334
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.500%	03/01/23	250	228,750
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.625%	12/01/21	302	297,470
Bausch Health Cos., Inc., Gtd. Notes, 144A(a)	6.125%	04/15/25	1,390	1,212,775
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	7.000%	03/15/24	1,330	1,343,300
Bausch Health Cos., Inc., Gtd. Notes, 144A	9.000%	12/15/25	680	676,600
Bayer Corp. (Germany), Gtd. Notes, 144A	6.650%	02/15/28	1,222	1,385,836
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616%	06/15/22	860	828,469
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%	06/15/24	1,150	1,079,916
Cigna Corp., Gtd. Notes, 144A	3.400%	09/17/21	1,160	1,157,362
Cigna Corp., Gtd. Notes, 144A	3.750%	07/15/23	5,100	5,083,017
Cigna Corp., Gtd. Notes, 144A	4.125%	11/15/25	890	888,747
Cigna Corp., Gtd. Notes, 144A	4.375%	10/15/28	5,240	5,269,244
CVS Health Corp., Sr. Unsec’d. Notes	2.750%	12/01/22	6,440	6,197,896
CVS Health Corp., Sr. Unsec’d. Notes	3.350%	03/09/21	1,050	1,047,002
CVS Health Corp., Sr. Unsec’d. Notes	3.700%	03/09/23	4,670	4,620,008
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	876	853,662
CVS Health Corp., Sr. Unsec’d. Notes	4.100%	03/25/25	1,750	1,732,539
CVS Health Corp., Sr. Unsec’d. Notes	4.300%	03/25/28	15,261	14,919,292
CVS Health Corp., Sr. Unsec’d. Notes	5.050%	03/25/48	1,330	1,293,571
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	820	798,195
CVS Pass-Through Trust, Pass-Through Certificates	6.036%	12/10/28	698	743,485
CVS Pass-Through Trust, Pass-Through Certificates	6.943%	01/10/30	623	692,612

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Eli Lilly & Co., Sr. Unsec’d. Notes	3.100%	05/15/27	980	$948,832
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%	05/08/22	2,180	2,153,565
Johnson & Johnson, Sr. Unsec’d. Notes	3.625%	03/03/37	4,340	4,174,654
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	1,210	1,170,539
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22	390	344,900
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	3.650%	11/10/21	230	217,916
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650%	11/10/21	1,070	1,013,785
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%	07/19/19	570	561,152
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.200%	07/21/21	3,750	3,447,045
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.800%	07/21/23	230	198,086
Valeant Pharmaceuticals International, Gtd. Notes, 144A	8.500%	01/31/27	140	135,800

				74,760,397

Pipelines — 1.4%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec’d. Notes, 144A	4.600%	11/02/47	1,000	976,330
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	5.125%	06/30/27	1,030	972,372
Energy Transfer LP/Regency Energy Finance Corp., Gtd. Notes	4.500%	11/01/23	470	470,153
Energy Transfer LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	1,430	1,487,879
Energy Transfer Operating LP, Gtd. Notes	4.950%	06/15/28	340	332,661
Energy Transfer Operating LP, Gtd. Notes	7.500%	07/01/38	4,555	5,084,492
Enterprise Products Operating LLC, Gtd. Notes	4.150%	10/16/28	3,190	3,173,926
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500%	03/01/21	600	598,154
Kinder Morgan Energy Partners LP, Gtd. Notes	6.850%	02/15/20	690	714,438
Kinder Morgan, Inc., Gtd. Notes	4.300%	03/01/28	2,160	2,114,073
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%	02/15/21	180	184,413
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.750%	01/15/32	2,663	3,187,635
MPLX LP, Sr. Unsec’d. Notes	4.500%	04/15/38	2,090	1,825,295
MPLX LP, Sr. Unsec’d. Notes	4.700%	04/15/48	2,920	2,536,035
MPLX LP, Sr. Unsec’d. Notes	4.800%	02/15/29	2,590	2,583,620
MPLX LP, Sr. Unsec’d. Notes	4.875%	12/01/24	1,450	1,476,000
MPLX LP, Sr. Unsec’d. Notes	4.875%	06/01/25	1,520	1,533,927
MPLX LP, Sr. Unsec’d. Notes	5.500%	02/15/49	1,590	1,546,614
Northern Natural Gas Co., Sr. Unsec’d. Notes, 144A	4.300%	01/15/49	1,116	1,087,645
Peru LNG Srl (Peru), Sr. Unsec’d. Notes, 144A	5.375%	03/22/30	530	512,802
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes	8.000%	03/01/32	2,150	2,734,648
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%	11/15/23	460	426,075
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.000%	01/15/28	2,000	1,810,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.375%	02/01/27	150	140,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.875%	04/15/26	380	369,550

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	7.850%	02/01/26	6,380	$7,712,696
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.700%	01/15/23	370	360,939
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.250%	03/15/20	730	744,513
Williams Cos., Inc. (The), Series A, Sr. Unsec’d. Notes	7.500%	01/15/31	1,711	2,042,445
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.750%	06/15/31	1,320	1,594,509
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%	09/01/21	733	800,477
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	210	273,201

				51,408,142

Real Estate Investment Trusts (REITs) — 0.2%
CoreCivic, Inc., Gtd. Notes	4.750%	10/15/27	80	66,200
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.250%	06/01/25	30	29,788
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	510	504,395
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%	01/15/28	60	52,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	5.625%	05/01/24	210	207,900
VEREIT Operating Partnership LP, Gtd. Notes	4.875%	06/01/26	711	710,700
WEA Finance LLC/Westfield UK & Europe Finance PLC (France), Gtd. Notes, 144A	3.750%	09/17/24	5,750	5,711,126

				7,282,609

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc.
(Canada), Sec’d. Notes, 144A	5.000%	10/15/25	920	846,400
Beacon Roofing Supply, Inc., Gtd. Notes, 144A(a)	4.875%	11/01/25	540	474,525
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.500%	03/01/27	2,410	2,340,616
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,050	2,009,596
QVC, Inc., Sr. Sec’d. Notes	5.950%	03/15/43	110	98,674
TJX Cos., Inc. (The), Sr. Unsec’d. Notes	2.250%	09/15/26	300	272,186
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	1,780	1,674,780
Walmart, Inc., Sr. Unsec’d. Notes	3.700%	06/26/28	5,040	5,115,264

				12,832,041

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.125%	01/15/25	1,280	1,155,534
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875%	01/15/27	190	170,450
Intel Corp., Sr. Unsec’d. Notes	3.700%	07/29/25	750	756,550
Intel Corp., Sr. Unsec’d. Notes	3.734%	12/08/47	490	453,701

				2,536,235

Software — 0.8%
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	08/08/26	13,020	12,139,162
Microsoft Corp., Sr. Unsec’d. Notes	2.700%	02/12/25	800	775,918
Microsoft Corp., Sr. Unsec’d. Notes	2.875%	02/06/24	3,240	3,209,457
Microsoft Corp., Sr. Unsec’d. Notes(a)	3.300%	02/06/27	6,390	6,329,309
Microsoft Corp., Sr. Unsec’d. Notes	3.450%	08/08/36	130	122,442
Microsoft Corp., Sr. Unsec’d. Notes	3.950%	08/08/56	600	585,405

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Software (continued)
Microsoft Corp., Sr. Unsec’d. Notes	4.100%	02/06/37	350	$359,156
Oracle Corp., Sr. Unsec’d. Notes	6.125%	07/08/39	2,712	3,255,272
salesforce.com, Inc., Sr. Unsec’d. Notes	3.250%	04/11/23	1,490	1,497,655
salesforce.com, Inc., Sr. Unsec’d. Notes	3.700%	04/11/28	490	492,589

				28,766,365

Telecommunications — 1.5%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20	1,930	1,963,496
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	02/15/22	910	894,314
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	4,350	4,096,191
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	1,690	1,428,165
AT&T, Inc., Sr. Unsec’d. Notes	4.450%	05/15/21	230	234,982
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	1,603	1,371,699
AT&T, Inc., Sr. Unsec’d. Notes	6.000%	08/15/40	4,104	4,146,222
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A(a)	4.375%	06/10/25	300	272,918
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	460	622,138
CenturyLink, Inc., Series Q, Sr. Unsec’d. Notes	6.150%	09/15/19	1,000	1,012,779
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A	2.820%	01/19/22	610	596,272
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25	2,560	2,560,000
Sprint Corp., Gtd. Notes	7.875%	09/15/23	1,840	1,888,300
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	1,050	997,500
Telefonica Emisiones SA (Spain), Gtd. Notes	4.103%	03/08/27	1,990	1,911,596
Telefonica Emisiones SA (Spain), Gtd. Notes	4.895%	03/06/48	2,000	1,765,237
Telefonica Emisiones SA (Spain), Gtd. Notes	5.134%	04/27/20	1,520	1,551,371
Telefonica Emisiones SA (Spain), Gtd. Notes	5.213%	03/08/47	170	155,618
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	08/15/26	1,850	1,677,268
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.376%	02/15/25	3,561	3,455,626
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/24	240	236,707
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.850%	11/01/42	370	318,968
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.125%	03/16/27	1,210	1,210,934
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.329%	09/21/28	5,454	5,476,415
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%	11/01/34	340	327,689
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	570	534,235
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	2,651	2,605,324
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.250%	03/16/37	2,590	2,697,916
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.500%	03/16/47	200	212,683
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	05/30/28	7,585	7,357,970
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.250%	05/30/48	4,705	4,417,224

				57,997,757

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Textiles — 0.1%
Cintas Corp. No. 2, Gtd. Notes	2.900%		04/01/22	1,200	$1,180,375
Cintas Corp. No. 2, Gtd. Notes	3.700%		04/01/27	1,300	1,269,659

					2,450,034

Transportation — 0.6%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.750%		05/01/40	8,156	9,551,225
Union Pacific Corp., Sr. Unsec’d. Notes	3.750%		07/15/25	1,050	1,059,964
Union Pacific Corp., Sr. Unsec’d. Notes	3.950%		09/10/28	7,320	7,310,018
Union Pacific Corp., Sr. Unsec’d. Notes	4.500%		09/10/48	2,860	2,820,092
United Parcel Service, Inc., Sr. Unsec’d. Notes	2.500%		04/01/23	720	700,474
United Parcel Service, Inc., Sr. Unsec’d. Notes	3.050%		11/15/27	510	485,767

					21,927,540

Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500%		08/01/22	10	9,600
DAE Funding LLC (United Arab Emirates), Sr. Unsec’d. Notes, 144A	5.750%		11/15/23	980	970,200
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%		08/15/22	402	388,935
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500%		02/15/24	660	636,900

					2,005,635

TOTAL CORPORATE BONDS (cost $1,387,816,605)					1,346,758,483

MUNICIPAL BOND — 0.0%
Pennsylvania
Commonwealth of Pennsylvania, General Obligation Unlimited, BABs (cost $1,206,902)	5.350%		05/01/30	1,160	1,189,893

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.8%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	3.989%	(cc)	09/25/35	263	209,929
Alternative Loan Trust, Series 2005-J4, Class M2, 1 Month LIBOR + 0.640%	3.146%	(c)	07/25/35	3,937	3,848,244
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1, 1 Month LIBOR + 0.680%	3.186%	(c)	02/25/45	2,732	2,730,533
Banc of America Funding Trust, Series 2015-R2, Class 4A1, 1 Month LIBOR + 0.165%, 144A	2.671%	(c)	09/29/36	4,769	4,680,972
Banc of America Mortgage Trust, Series 2003-H, Class 3A1	4.714%	(cc)	09/25/33	119	118,407
Banc of America Mortgage Trust, Series 2005-H, Class 2A1	4.363%	(cc)	09/25/35	73	69,950
Bear Stearns Alt-A Trust, Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900%	3.406%	(c)	11/25/34	11,935	11,871,303
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1 Month LIBOR + 0.740%	3.246%	(c)	11/25/34	15	14,639
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3, 1 Month LIBOR + 1.100%	3.606%	(c)	10/25/33	169	165,561

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	4.274%	(cc)	11/20/34	81		$82,251
CSMC Trust, Series 2015-2R, Class 3A1, 144A	2.525%	(cc)	04/27/36	4,367		4,303,267
CSMC Trust, Series 2015-2R, Class 7A1, 144A	3.742%	(cc)	08/27/36	4,077		4,154,108
CSMC Trust, Series 2018-J1, Class A2, 144A	3.500%	(cc)	02/25/48	26,831		25,892,450
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class 5AS4, PO, 144A	4.999%	(cc)	04/15/36	30,520		5,275,709
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M2, 1 Month LIBOR + 5.250%	7.756%	(c)	10/25/23	7,234		8,094,377
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2, 1 Month LIBOR + 4.400%	6.906%	(c)	01/25/24	12,220		13,509,073
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600%	5.106%	(c)	05/25/24	11,420		11,963,882
Fannie Mae Interest Strip, Series 409, Class C1, IO	3.000%		11/25/26	1,881		138,438
Fannie Mae Interest Strip, Series 409, Class C13, IO	3.500%		11/25/41	1,728		334,240
Fannie Mae Interest Strip, Series 409, Class C2, IO	3.000%		04/25/27	2,082		162,389
Fannie Mae Interest Strip, Series 409, Class C22, IO	4.500%		11/25/39	1,585		351,419
Fannie Mae REMICS, Series 2004-38, Class FK, 1 Month LIBOR + 0.350%	2.856%	(c)	05/25/34	443		442,826
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300		7,505,370
Fannie Mae REMICS, Series 2010-150, Class SK, IO, 1 Month LIBOR x (1) + 6.530%	4.024%	(c)	01/25/41	1,101		160,384
Fannie Mae REMICS, Series 2010-27, Class AS, IO, 1 Month LIBOR x (1) + 6.480%	3.974%	(c)	04/25/40	1,219		204,896
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	26,462		27,106,136
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	—	(r)	307
Fannie Mae REMICS, Series 2011-99, Class KS, IO, 1 Month LIBOR x (1) + 6.700%	4.194%	(c)	10/25/26	1,300		111,810
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	1,837		187,571
Fannie Mae REMICS, Series 2012-133, Class CS, IO, 1 Month LIBOR x (1) + 6.150%	3.644%	(c)	12/25/42	619		103,814
Fannie Mae REMICS, Series 2012-134, Class MS, IO, 1 Month LIBOR x (1) + 6.150%	3.644%	(c)	12/25/42	801		136,670
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	173		184,963
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	1,017		1,095,038
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	397		461,111
Fannie Mae REMICS, Series 2012-70, Class YS, IO, 1 Month LIBOR x (1) + 6.650%	4.144%	(c)	02/25/41	154		16,994
Fannie Mae REMICS, Series 2012-74, Class OA, PO	1.000%	(s)	03/25/42	109		98,868
Fannie Mae REMICS, Series 2012-74, Class SA, IO, 1 Month LIBOR x (1) + 6.650%	4.144%	(c)	03/25/42	1,257		151,400
Fannie Mae REMICS, Series 2012-75, Class AO, PO	1.000%	(s)	03/25/42	164		144,330
Fannie Mae REMICS, Series 2012-75, Class NS, IO, 1 Month LIBOR x (1) + 6.600%	4.094%	(c)	07/25/42	94		15,778
Fannie Mae REMICS, Series 2013-126, Class CS, IO, 1 Month LIBOR x (1) + 6.150%	3.644%	(c)	09/25/41	4,382		551,018

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	2,181	$165,840
Fannie Mae REMICS, Series 2013-73, Class IA, IO	3.000%		09/25/32	8,888	893,477
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	1,320	1,496,699
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	3,461	3,765,612
Fannie Mae REMICS, Series 2013-9, Class SA, IO, 1 Month LIBOR x (1) + 6.150%	3.644%	(c)	03/25/42	5,301	638,352
Fannie Mae REMICS, Series 2015-55, Class IO, IO	1.342%	(cc)	08/25/55	2,038	97,408
Fannie Mae REMICS, Series 2015-56, Class AS, IO, 1 Month LIBOR x (1) + 6.150%	3.644%	(c)	08/25/45	822	162,426
Flagstar Mortgage Trust, Series 2018-2, Class A4, 144A	3.500%	(cc)	04/25/48	8,190	8,020,900
Freddie Mac Reference REMIC, Series R007, Class ZA	6.000%		05/15/36	1,847	2,056,044
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	3,764	4,025,562
Freddie Mac REMICS, Series 3242, Class SC, IO, 1 Month LIBOR x (1) + 6.290%	3.835%	(c)	11/15/36	404	55,104
Freddie Mac REMICS, Series 3368, Class AI, IO, 1 Month LIBOR x (1) + 6.030%	3.575%	(c)	09/15/37	1,075	136,521
Freddie Mac REMICS, Series 3621, Class SB, IO, 1 Month LIBOR x (1) + 6.230%	3.775%	(c)	01/15/40	202	27,193
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	1,538	1,605,013
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	7,145	7,357,444
Freddie Mac REMICS, Series 3947, Class SG, IO, 1 Month LIBOR x (1) + 5.950%	3.495%	(c)	10/15/41	4,246	628,818
Freddie Mac REMICS, Series 4054, Class SA, IO, 1 Month LIBOR x (1) + 6.050%	3.595%	(c)	08/15/39	991	114,077
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	1,277	175,072
Freddie Mac REMICS, Series 4146, Class DI, IO	3.000%		12/15/31	4,976	458,393
Freddie Mac REMICS, Series 4174, Class SA, IO, 1 Month LIBOR x (1) + 6.200%	3.745%	(c)	05/15/39	926	82,224
Freddie Mac REMICS, Series 4194, Class BI, IO	3.500%		04/15/43	3,381	537,775
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,894	2,670,870
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	5,748	521,607
Freddie Mac REMICS, Series 4415, Class IO, IO	1.653%	(cc)	04/15/41	1,686	82,716
Freddie Mac REMICS, Series 4813, Class CJ	3.000%		08/15/48	5,392	5,245,256
Freddie Mac Strips, Series 283, Class IO, IO	3.500%		10/15/27	916	82,842
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%	4.506%	(c)	12/25/28	5,208	5,254,422
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M2, 1 Month LIBOR + 3.250%	5.756%	(c)	07/25/29	16,650	17,512,120
Government National Mortgage Assoc., Series 2010-31, Class GS, IO, 1 Month LIBOR x (1) + 6.500%	4.030%	(c)	03/20/39	165	4,996
Government National Mortgage Assoc., Series 2010-42, Class BS, IO, 1 Month LIBOR x (1) + 6.480%	4.010%	(c)	04/20/40	177	26,850
Government National Mortgage Assoc., Series 2010-76, Class CS, IO, 1 Month LIBOR x (1) + 6.550%	4.080%	(c)	06/20/40	2,953	438,662
Government National Mortgage Assoc., Series 2010-85, Class HS, IO, 1 Month LIBOR x (1) + 6.650%	4.180%	(c)	01/20/40	253	21,928

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2010-H02, Class FA, 1 Month LIBOR + 0.680%	3.002%	(c)	02/20/60	4,038	$4,060,247
Government National Mortgage Assoc., Series 2010-H11, Class FA, 1 Month LIBOR + 1.000%	3.322%	(c)	06/20/60	5,898	5,997,128
Government National Mortgage Assoc., Series 2010-H20, Class AF, 1 Month LIBOR + 0.330%	2.644%	(c)	10/20/60	10,342	10,322,768
Government National Mortgage Assoc., Series 2010-H24, Class FA, 1 Month LIBOR + 0.350%	2.664%	(c)	10/20/60	9,525	9,512,092
Government National Mortgage Assoc., Series 2010-H26, Class LF, 1 Month LIBOR + 0.350%	2.664%	(c)	08/20/58	646	645,655
Government National Mortgage Assoc., Series 2012-124, Class AS, IO, 1 Month LIBOR x (1) + 6.200%	3.745%	(c)	10/16/42	1,767	298,856
Government National Mortgage Assoc., Series 2012-34, Class SA, IO, 1 Month LIBOR x (1) + 6.050%	3.580%	(c)	03/20/42	2,311	320,348
Government National Mortgage Assoc., Series 2012-43, Class SN, IO, 1 Month LIBOR x (1) + 6.600%	4.145%	(c)	04/16/42	1,212	241,181
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	1,637	121,772
Government National Mortgage Assoc., Series 2012-98, Class SA, IO, 1 Month LIBOR x (1) + 6.100%	3.645%	(c)	08/16/42	1,078	169,217
Government National Mortgage Assoc., Series 2013-69, Class AI, IO	3.500%		05/20/43	1,373	237,897
Government National Mortgage Assoc., Series 2014-5, Class SP, IO, 1 Month LIBOR x (1) + 6.150%	3.695%	(c)	06/16/43	1,695	182,411
Government National Mortgage Assoc., Series 2018-37, Class QA	2.750%		03/20/48	1,559	1,531,410
Government National Mortgage Assoc., Series 2018-H06, Class PF, 1 Month LIBOR + 0.300%	2.614%	(c)	02/20/68	1,204	1,201,044
Government National Mortgage Assoc., Series 2018-H07, Class FD, 1 Month LIBOR + 0.300%	2.614%	(c)	05/20/68	1,995	1,989,415
Government National Mortgage Assoc., Series 2018-H08, Class KF, 1 Month LIBOR + 0.300%	2.614%	(c)	05/20/68	918	914,700
Government National Mortgage Assoc., Series 2018-H13, Class FC, 1 Month LIBOR + 0.300%	2.614%	(c)	07/20/68	1,334	1,328,850
Government National Mortgage Assoc., Series 2018-H17, Class FG, 12 Month LIBOR + 0.250%	3.250%	(c)	10/20/68	7,457	7,495,137
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B, 1 Month LIBOR + 0.200%.	2.706%	(c)	10/25/45	175	154,665
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 1 Month LIBOR + 0.230%	2.736%	(c)	04/25/36	108	135,312
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	200	196,017

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A3, 1 Month LIBOR + 0.760%	3.230%	(c)	01/19/35	161	$147,258
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 1 Month LIBOR + 0.200%	2.706%	(c)	10/25/36	854	798,175
JP Morgan Mortgage Trust, Series 2018-4, Class A1, 144A	3.500%	(cc)	10/25/48	5,521	5,410,294
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	4.603%	(cc)	08/25/35	524	525,545
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	2,021	1,572,653
JPMorgan Mortgage Trust, Series 2018-3, Class A1, 144A	3.500%	(cc)	09/25/48	14,478	14,191,306
JPMorgan Mortgage Trust, Series 2018-5, Class A1, 144A	3.500%	(cc)	10/25/48	18,627	18,258,297
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	4.670%	(cc)	04/21/34	466	477,454
MASTR Alternative Loan Trust, Series 2004-10, Class 5A1, 1 Month LIBOR + 0.450%	2.956%	(c)	09/25/34	686	663,272
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	4.176%	(cc)	02/25/36	212	212,320
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	4.246%	(cc)	07/25/34	305	297,156
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, 1 Month LIBOR + 0.700%	3.206%	(c)	12/25/35	1,091	831,424
NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	1,777	1,762,682
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 Month LIBOR + 1.070%	3.576%	(c)	02/25/35	5,034	4,691,155
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	4.580%	(cc)	06/25/36	773	678,385
RAMP Trust, Series 2005-SL1, Class A7	8.000%		05/25/32	101	80,424
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4, 1 Month LIBOR + 0.450%	2.956%	(c)	01/25/37	675	440,814
Residential Asset Securitization Trust, Series 2007-A7, Class A3	6.000%		07/25/37	1,835	1,180,388
SACO I Trust, Series 2007-VA1, Class A, 144A	9.030%	(cc)	06/25/21	402	392,343
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1, 144A	4.000%	(cc)	08/25/56	8,495	8,260,685
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2, 144A	4.000%	(cc)	08/25/56	12,160	11,322,626
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2	4.750%	(cc)	07/25/56	8,140	7,810,219
Sequoia Mortgage Trust, Series 2012-4, Class A3	2.069%	(cc)	09/25/42	828	781,999
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	0.490%	(cc)	09/25/34	298	275,675
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	4.292%	(cc)	08/20/35	66	58,680
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 1A7	4.331%	(cc)	09/25/33	147	150,475
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1C3, 1 Month LIBOR + 0.490%	2.996%	(c)	10/25/45	2,805	2,785,627

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	4.209%	(cc)	04/25/36		59	$57,208

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $330,052,204)						332,183,309

SOVEREIGN BONDS — 6.8%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	2.500%		10/11/22		3,940	3,822,746
Argentina POM Politica Monetaria (Argentina), Bonds	59.257%	(cc)	06/21/20	ARS	11,220	316,961
Argentine Bonos del Tesoro (Argentina), Unsec’d. Notes	18.200%		10/03/21	ARS	105,350	2,124,624
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		07/06/36		5,650	4,046,813
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	2.500%	(cc)	12/31/38		80	43,841
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%		01/11/48		18,540	12,908,475
Bahamas Government International Bond (Bahamas), Sr. Unsec’d. Notes, 144A	6.950%		11/20/29		800	846,000
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	3.717%		01/25/27		2,100	1,997,457
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%		01/01/27	BRL	5,694	1,535,787
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/21	BRL	84,434	22,786,060
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/23	BRL	27,638	7,470,532
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(a)	2.625%		01/05/23		670	630,477
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%		01/27/45		5,190	4,533,517
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%		01/07/41		3,850	3,696,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.625%		01/13/28		2,340	2,249,933
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%		02/21/47		11,110	10,482,396
China Government Bond (China), Sr. Unsec’d. Notes	3.310%		11/30/25	CNY	12,500	1,766,158
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.625%		02/26/44		2,850	2,938,350
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	7.875%		01/23/28		1,930	1,568,125
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%		05/05/21		1,067	1,089,926
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.875%		03/13/20		360	370,074
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.250%		01/08/47		2,720	2,723,095
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%		04/25/22		6,940	6,870,093
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.625%		04/15/43		720	664,948
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	5.125%		01/15/45		790	776,695
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22		270	267,280

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.850%	07/18/27		1,180	$1,121,238
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	4.750%	07/18/47		400	375,050
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.125%	01/15/45		2,520	2,477,558
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.500%	01/11/28		410	379,477
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes(a)	4.350%	01/11/48		5,850	5,332,989
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875%	06/24/24		1,400	1,314,249
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes, 144A	7.250%	02/28/28		960	857,126
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%	03/20/27		4,260	4,235,905
Mexican Bonos (Mexico), Series M, Bonds	6.500%	06/09/22	MXN	531,246	25,369,918
Mexican Bonos (Mexico), Series M, Bonds	8.000%	11/07/47	MXN	638,400	29,339,421
Mexican Bonos (Mexico), Series M, Sr. Unsec’d. Notes	7.750%	11/23/34	MXN	144,520	6,669,317
Mexican Bonos (Mexico), Series M, Sr. Unsec’d. Notes	7.750%	11/13/42	MXN	563,984	25,340,568
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.600%	02/10/48		2,000	1,775,000
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A	7.143%	02/23/30		2,020	1,783,862
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, MTN, 144A	6.500%	11/28/27		1,140	1,006,324
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%	11/18/50		2,100	2,465,400
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	6.550%	03/14/37		670	845,875
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%	01/22/24		6,990	7,150,798
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	6.500%	02/15/23		1,520	1,223,599
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	7.875%	06/15/27		1,310	943,213
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.103%	04/23/48		925	971,481
Russian Federal Bond (Russia), Bonds	7.000%	08/16/23	RUB	465,330	6,357,807
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	1,351,502	17,641,781
Russian Federal Bond (Russia), Bonds	7.750%	09/16/26	RUB	79,640	1,096,729
Russian Federal Bond (Russia), Bonds	8.150%	02/03/27	RUB	458,000	6,441,909
Russian Federal Bond (Russia), Bonds	7.000%	01/25/23	RUB	170,630	2,351,008
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975%	04/20/55		1,300	1,236,313

TOTAL SOVEREIGN BONDS (cost $308,874,456)					254,630,278

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.4%
Federal Home Loan Mortgage Corp.	3.000%	02/01/38		378	372,131
Federal Home Loan Mortgage Corp.	3.000%	04/01/38		284	280,003
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		7,564	7,391,354
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		3,102	3,028,416
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		1,916	1,872,193
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		1,400	1,366,896
Federal Home Loan Mortgage Corp.	3.500%	10/01/42		2,295	2,307,560
Federal Home Loan Mortgage Corp.	3.500%	11/01/42		48	48,188

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	3.500%	03/01/43	2,708	$2,722,704
Federal Home Loan Mortgage Corp.	3.500%	02/01/44	1,009	1,015,087
Federal Home Loan Mortgage Corp.	3.500%	07/01/47	786	786,574
Federal Home Loan Mortgage Corp.	3.500%	11/01/47	399	398,455
Federal Home Loan Mortgage Corp.	3.500%	12/01/47	1,964	1,963,815
Federal Home Loan Mortgage Corp.	3.500%	12/01/47	1,000	999,955
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	1,000	999,792
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	795	795,310
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	372	372,371
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	28	27,532
Federal Home Loan Mortgage Corp.	3.500%	02/01/48	661	660,863
Federal Home Loan Mortgage Corp.	3.500%	05/01/48	1,000	999,764
Federal Home Loan Mortgage Corp.	3.500%	05/01/48	333	332,751
Federal Home Loan Mortgage Corp.	3.500%	07/01/48	6,579	6,577,482
Federal Home Loan Mortgage Corp.	3.500%	08/01/48	3,000	2,999,175
Federal Home Loan Mortgage Corp.	3.500%	08/01/48	168	167,564
Federal Home Loan Mortgage Corp.	3.500%	11/01/48	1,738	1,737,999
Federal Home Loan Mortgage Corp.	3.500%	12/01/48	177	176,930
Federal Home Loan Mortgage Corp.	4.000%	03/01/42	1,461	1,503,563
Federal Home Loan Mortgage Corp.	4.000%	10/01/42	3,508	3,599,678
Federal Home Loan Mortgage Corp.	4.000%	04/01/43	1,421	1,458,296
Federal Home Loan Mortgage Corp.	4.000%	05/01/43	108	111,274
Federal Home Loan Mortgage Corp.	4.000%	06/01/43	165	168,708
Federal Home Loan Mortgage Corp.	4.000%	06/01/43	127	130,891
Federal Home Loan Mortgage Corp.	4.000%	06/01/43	107	110,364
Federal Home Loan Mortgage Corp.	4.000%	06/01/43	102	104,891
Federal Home Loan Mortgage Corp.	4.000%	06/01/43	94	96,124
Federal Home Loan Mortgage Corp.	4.000%	07/01/43	585	602,762
Federal Home Loan Mortgage Corp.	4.000%	07/01/43	584	601,601
Federal Home Loan Mortgage Corp.	4.000%	08/01/43	801	821,743
Federal Home Loan Mortgage Corp.	4.000%	03/01/44	1,670	1,707,316
Federal Home Loan Mortgage Corp.	4.000%	07/01/44	509	520,667
Federal Home Loan Mortgage Corp.	4.000%	02/01/45	1,206	1,230,315
Federal Home Loan Mortgage Corp.	4.000%	05/01/45	293	299,522
Federal Home Loan Mortgage Corp.	4.000%	01/01/46	1,763	1,799,546
Federal Home Loan Mortgage Corp.	4.000%	03/01/46	1,523	1,554,672
Federal Home Loan Mortgage Corp.	4.000%	05/01/46	1,864	1,903,304
Federal Home Loan Mortgage Corp.	4.000%	07/01/46	1,812	1,849,287
Federal Home Loan Mortgage Corp.	4.000%	07/01/47	5,991	6,116,183
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	15,434	15,745,889
Federal Home Loan Mortgage Corp.	4.000%	12/01/47	183	186,493
Federal Home Loan Mortgage Corp.	4.000%	04/01/48	953	972,388
Federal Home Loan Mortgage Corp.	4.000%	05/01/48	5,194	5,296,671
Federal Home Loan Mortgage Corp.	4.000%	07/01/48	10,872	11,086,256
Federal Home Loan Mortgage Corp.	4.000%	09/01/48	14,928	15,222,091
Federal Home Loan Mortgage Corp.	4.500%	TBA	4,300	4,450,896
Federal Home Loan Mortgage Corp.	4.500%	09/01/23	133	137,698
Federal Home Loan Mortgage Corp.	4.500%	08/01/24	118	121,862
Federal Home Loan Mortgage Corp.	4.500%	12/01/43	1,967	2,061,396
Federal Home Loan Mortgage Corp.	4.500%	03/01/44	1,918	2,010,819
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	4,814	5,055,350
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	1,281	1,348,709
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	1,134	1,191,403
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	851	887,366
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	816	850,922
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	778	811,450
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	675	700,547
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	623	648,465
Federal Home Loan Mortgage Corp.	4.500%	04/01/44	144	148,636

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	4.500%		09/01/46	622	$644,711
Federal Home Loan Mortgage Corp.	4.500%		02/01/47	200	207,043
Federal Home Loan Mortgage Corp.	4.500%		03/01/47	153	158,070
Federal Home Loan Mortgage Corp.	4.500%		05/01/47	520	543,210
Federal Home Loan Mortgage Corp.	5.000%		TBA	3,500	3,665,352
Federal Home Loan Mortgage Corp.	5.000%		09/01/20	350	355,195
Federal Home Loan Mortgage Corp.	5.000%		05/01/23	241	243,164
Federal Home Loan Mortgage Corp.	5.000%		07/01/25	90	94,016
Federal Home Loan Mortgage Corp.	5.000%		06/01/26	1,103	1,143,848
Federal Home Loan Mortgage Corp.	5.000%		05/01/36	33	34,612
Federal Home Loan Mortgage Corp.	5.000%		03/01/38	413	436,884
Federal Home Loan Mortgage Corp.	5.000%		06/01/41	266	283,479
Federal Home Loan Mortgage Corp.	5.000%		05/01/48	869	910,576
Federal Home Loan Mortgage Corp.	5.000%		06/01/48	49	52,692
Federal Home Loan Mortgage Corp.	5.000%		08/01/48	810	848,621
Federal Home Loan Mortgage Corp.	5.000%		09/01/48	3,689	3,872,883
Federal Home Loan Mortgage Corp.	5.000%		10/01/48	2,071	2,170,410
Federal Home Loan Mortgage Corp.	5.000%		10/01/48	588	616,174
Federal Home Loan Mortgage Corp.	5.000%		11/01/48	2,292	2,406,459
Federal Home Loan Mortgage Corp.	5.000%		01/01/49	9,200	9,638,797
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	757	812,727
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	321	346,599
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	732	818,915
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	283	321,050
Federal Home Loan Mortgage Corp.	7.000%		03/01/39	267	302,924
Federal National Mortgage Assoc.	2.500%		01/01/28	1,214	1,197,525
Federal National Mortgage Assoc.	2.500%		02/01/28	580	571,913
Federal National Mortgage Assoc.	2.500%		10/01/42	1,532	1,453,165
Federal National Mortgage Assoc.	2.589%	(s)	10/09/19	18,560	18,173,558
Federal National Mortgage Assoc.	3.000%		12/01/37	373	368,996
Federal National Mortgage Assoc.	3.000%		09/01/42	8,718	8,576,002
Federal National Mortgage Assoc.	3.000%		09/01/42	4,105	4,038,173
Federal National Mortgage Assoc.	3.000%		12/01/42	60	58,830
Federal National Mortgage Assoc.	3.000%		12/01/42	56	54,870
Federal National Mortgage Assoc.	3.000%		01/01/43	899	883,330
Federal National Mortgage Assoc.	3.000%		01/01/43	705	692,763
Federal National Mortgage Assoc.	3.000%		01/01/43	313	307,232
Federal National Mortgage Assoc.	3.000%		01/01/43	172	168,573
Federal National Mortgage Assoc.	3.000%		01/01/43	114	111,968
Federal National Mortgage Assoc.	3.000%		01/01/43	55	54,432
Federal National Mortgage Assoc.	3.000%		01/01/43	40	39,036
Federal National Mortgage Assoc.	3.000%		02/01/43	119	117,292
Federal National Mortgage Assoc.	3.000%		11/01/46	8,416	8,208,512
Federal National Mortgage Assoc.	3.000%		12/01/46	2,998	2,930,228
Federal National Mortgage Assoc.	3.000%		01/01/47	5,968	5,827,989
Federal National Mortgage Assoc.	3.000%		01/01/47	1,881	1,836,682
Federal National Mortgage Assoc.	3.000%		02/01/47	6,867	6,711,968
Federal National Mortgage Assoc.	3.000%		TBA	11,700	11,662,295
Federal National Mortgage Assoc.	3.000%		TBA	31,700	31,621,369
Federal National Mortgage Assoc.	3.500%		TBA	62,500	63,250,733
Federal National Mortgage Assoc.	3.500%		09/01/42	1,382	1,390,382
Federal National Mortgage Assoc.	3.500%		01/01/43	6,662	6,693,509
Federal National Mortgage Assoc.	3.500%		04/01/43	2,871	2,892,951
Federal National Mortgage Assoc.	3.500%		04/01/43	2,916	2,943,081
Federal National Mortgage Assoc.	3.500%		06/01/43	3,198	3,239,616
Federal National Mortgage Assoc.	3.500%		06/01/43	3,188	3,217,728
Federal National Mortgage Assoc.	3.500%		07/01/43	4,386	4,427,067
Federal National Mortgage Assoc.	3.500%		12/01/45	7,501	7,525,297
Federal National Mortgage Assoc.	3.500%		12/01/45	1,134	1,137,445

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%	01/01/46	1,118	$1,121,869
Federal National Mortgage Assoc.	3.500%	01/01/46	1,118	1,122,716
Federal National Mortgage Assoc.	3.500%	01/01/47	24	23,603
Federal National Mortgage Assoc.	3.500%	02/01/47	56	55,634
Federal National Mortgage Assoc.	3.500%	03/01/47	56	55,937
Federal National Mortgage Assoc.	3.500%	05/01/47	1,022	1,023,608
Federal National Mortgage Assoc.	3.500%	05/01/47	324	324,212
Federal National Mortgage Assoc.	3.500%	06/01/47	278	277,986
Federal National Mortgage Assoc.	3.500%	07/01/47	780	781,461
Federal National Mortgage Assoc.	3.500%	08/01/47	34	34,454
Federal National Mortgage Assoc.	3.500%	09/01/47	355	354,769
Federal National Mortgage Assoc.	3.500%	09/01/47	69	68,624
Federal National Mortgage Assoc.	3.500%	11/01/47	4,098	4,098,725
Federal National Mortgage Assoc.	3.500%	12/01/47	648	647,911
Federal National Mortgage Assoc.	3.500%	01/01/48	1,318	1,318,354
Federal National Mortgage Assoc.	3.500%	01/01/48	951	951,493
Federal National Mortgage Assoc.	3.500%	02/01/48	1,575	1,575,263
Federal National Mortgage Assoc.	3.500%	02/01/48	430	429,688
Federal National Mortgage Assoc.	3.500%	03/01/48	493	492,750
Federal National Mortgage Assoc.	3.500%	03/01/48	43	42,844
Federal National Mortgage Assoc.	3.500%	04/01/48	686	685,729
Federal National Mortgage Assoc.	3.500%	04/01/48	386	386,510
Federal National Mortgage Assoc.	3.500%	12/01/48	1,373	1,373,081
Federal National Mortgage Assoc.	3.500%	03/01/57	16,834	16,777,689
Federal National Mortgage Assoc.	4.000%	10/01/40	2,985	3,069,182
Federal National Mortgage Assoc.	4.000%	01/01/42	4,015	4,128,390
Federal National Mortgage Assoc.	4.000%	04/01/42	184	189,470
Federal National Mortgage Assoc.	4.000%	07/01/42	2,582	2,654,535
Federal National Mortgage Assoc.	4.000%	10/01/42	1,836	1,883,264
Federal National Mortgage Assoc.	4.000%	11/01/42	3,176	3,257,492
Federal National Mortgage Assoc.	4.000%	12/01/42	1,208	1,242,377
Federal National Mortgage Assoc.	4.000%	12/01/42	228	239,666
Federal National Mortgage Assoc.	4.000%	12/01/42	131	138,007
Federal National Mortgage Assoc.	4.000%	04/01/43	218	224,569
Federal National Mortgage Assoc.	4.000%	06/01/43	652	669,800
Federal National Mortgage Assoc.	4.000%	06/01/43	520	536,489
Federal National Mortgage Assoc.	4.000%	06/01/43	280	287,490
Federal National Mortgage Assoc.	4.000%	06/01/43	255	262,512
Federal National Mortgage Assoc.	4.000%	06/01/43	248	256,057
Federal National Mortgage Assoc.	4.000%	06/01/43	246	253,435
Federal National Mortgage Assoc.	4.000%	06/01/43	197	202,767
Federal National Mortgage Assoc.	4.000%	06/01/43	164	169,149
Federal National Mortgage Assoc.	4.000%	06/01/43	158	162,574
Federal National Mortgage Assoc.	4.000%	06/01/43	108	111,697
Federal National Mortgage Assoc.	4.000%	06/01/43	103	105,532
Federal National Mortgage Assoc.	4.000%	06/01/43	95	97,897
Federal National Mortgage Assoc.	4.000%	06/01/43	63	64,969
Federal National Mortgage Assoc.	4.000%	06/01/43	50	51,151
Federal National Mortgage Assoc.	4.000%	06/01/43	7,497	7,708,983
Federal National Mortgage Assoc.	4.000%	07/01/43	942	967,966
Federal National Mortgage Assoc.	4.000%	07/01/43	776	800,268
Federal National Mortgage Assoc.	4.000%	07/01/43	543	557,838
Federal National Mortgage Assoc.	4.000%	07/01/43	61	63,176
Federal National Mortgage Assoc.	4.000%	01/01/45	1,797	1,847,118
Federal National Mortgage Assoc.	4.000%	02/01/45	3,602	3,721,285
Federal National Mortgage Assoc.	4.000%	04/01/47	6,448	6,596,736
Federal National Mortgage Assoc.	4.000%	05/01/47	1,317	1,345,318
Federal National Mortgage Assoc.	4.000%	08/01/47	14,378	14,660,638
Federal National Mortgage Assoc.	4.000%	09/01/47	16,973	17,306,310

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	11/01/48	18,440	$18,801,306
Federal National Mortgage Assoc.	4.000%	02/01/56	12,156	12,477,062
Federal National Mortgage Assoc.	4.000%	06/01/57	1,515	1,545,740
Federal National Mortgage Assoc.	4.000%	TBA	10,400	10,601,500
Federal National Mortgage Assoc.	4.500%	04/01/31	447	466,859
Federal National Mortgage Assoc.	4.500%	05/01/31	1,428	1,492,729
Federal National Mortgage Assoc.	4.500%	06/01/31	480	501,893
Federal National Mortgage Assoc.	4.500%	11/01/31	608	635,183
Federal National Mortgage Assoc.	4.500%	12/01/31	698	728,959
Federal National Mortgage Assoc.	4.500%	12/01/31	151	157,926
Federal National Mortgage Assoc.	4.500%	12/01/39	5	4,661
Federal National Mortgage Assoc.	4.500%	09/01/41	605	633,359
Federal National Mortgage Assoc.	4.500%	10/01/41	721	754,098
Federal National Mortgage Assoc.	4.500%	10/01/41	399	414,654
Federal National Mortgage Assoc.	4.500%	10/01/41	263	274,735
Federal National Mortgage Assoc.	4.500%	09/01/42	95	99,147
Federal National Mortgage Assoc.	4.500%	09/01/43	873	913,036
Federal National Mortgage Assoc.	4.500%	09/01/43	120	125,178
Federal National Mortgage Assoc.	4.500%	09/01/43	75	78,083
Federal National Mortgage Assoc.	4.500%	10/01/43	773	807,404
Federal National Mortgage Assoc.	4.500%	10/01/43	688	716,029
Federal National Mortgage Assoc.	4.500%	10/01/43	160	166,604
Federal National Mortgage Assoc.	4.500%	10/01/43	110	114,817
Federal National Mortgage Assoc.	4.500%	10/01/43	35	36,375
Federal National Mortgage Assoc.	4.500%	10/01/43	6	6,199
Federal National Mortgage Assoc.	4.500%	11/01/43	569	595,063
Federal National Mortgage Assoc.	4.500%	11/01/43	296	308,118
Federal National Mortgage Assoc.	4.500%	11/01/43	160	166,990
Federal National Mortgage Assoc.	4.500%	12/01/43	645	674,143
Federal National Mortgage Assoc.	4.500%	12/01/43	441	459,211
Federal National Mortgage Assoc.	4.500%	12/01/43	11	10,952
Federal National Mortgage Assoc.	4.500%	01/01/44	2,665	2,801,915
Federal National Mortgage Assoc.	4.500%	01/01/44	449	468,812
Federal National Mortgage Assoc.	4.500%	01/01/44	400	420,502
Federal National Mortgage Assoc.	4.500%	01/01/44	397	414,302
Federal National Mortgage Assoc.	4.500%	01/01/44	344	358,626
Federal National Mortgage Assoc.	4.500%	02/01/44	1,519	1,596,723
Federal National Mortgage Assoc.	4.500%	02/01/44	800	840,549
Federal National Mortgage Assoc.	4.500%	02/01/44	300	312,143
Federal National Mortgage Assoc.	4.500%	02/01/44	241	251,127
Federal National Mortgage Assoc.	4.500%	02/01/44	162	167,695
Federal National Mortgage Assoc.	4.500%	02/01/44	62	64,290
Federal National Mortgage Assoc.	4.500%	03/01/44	376	391,723
Federal National Mortgage Assoc.	4.500%	03/01/44	139	145,291
Federal National Mortgage Assoc.	4.500%	04/01/44	1,033	1,087,592
Federal National Mortgage Assoc.	4.500%	04/01/44	952	995,389
Federal National Mortgage Assoc.	4.500%	04/01/44	699	734,633
Federal National Mortgage Assoc.	4.500%	04/01/44	500	524,636
Federal National Mortgage Assoc.	4.500%	04/01/44	373	387,363
Federal National Mortgage Assoc.	4.500%	04/01/44	84	87,643
Federal National Mortgage Assoc.	4.500%	04/01/44	26	27,571
Federal National Mortgage Assoc.	4.500%	04/01/44	24	24,601
Federal National Mortgage Assoc.	4.500%	05/01/44	3,249	3,382,584
Federal National Mortgage Assoc.	4.500%	05/01/44	1,242	1,293,693
Federal National Mortgage Assoc.	4.500%	05/01/44	186	193,288
Federal National Mortgage Assoc.	4.500%	05/01/44	177	183,902
Federal National Mortgage Assoc.	4.500%	05/01/44	49	50,718
Federal National Mortgage Assoc.	4.500%	06/01/44	148	154,386
Federal National Mortgage Assoc.	4.500%	07/01/44	872	914,808

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.500%	08/01/44	54	$55,563
Federal National Mortgage Assoc.	4.500%	10/01/44	4,864	5,098,881
Federal National Mortgage Assoc.	4.500%	01/01/45	233	244,810
Federal National Mortgage Assoc.	4.500%	05/01/47	4,339	4,496,433
Federal National Mortgage Assoc.	4.500%	07/01/48	4,742	4,940,260
Federal National Mortgage Assoc.	4.500%	04/01/56	3,355	3,505,980
Federal National Mortgage Assoc.	4.500%	09/01/57	5,222	5,423,923
Federal National Mortgage Assoc.	4.500%	TBA	80,600	83,460,355
Federal National Mortgage Assoc.	5.000%	07/01/33	197	208,841
Federal National Mortgage Assoc.	5.000%	09/01/33	232	246,663
Federal National Mortgage Assoc.	5.000%	10/01/35	670	711,847
Federal National Mortgage Assoc.	5.000%	08/01/38	3,275	3,476,790
Federal National Mortgage Assoc.	5.000%	01/01/39	16	17,288
Federal National Mortgage Assoc.	5.000%	12/01/39	16	16,539
Federal National Mortgage Assoc.	5.000%	05/01/40	33	35,274
Federal National Mortgage Assoc.	5.000%	05/01/40	26	27,398
Federal National Mortgage Assoc.	5.000%	06/01/40	116	123,709
Federal National Mortgage Assoc.	5.000%	07/01/40	32	34,088
Federal National Mortgage Assoc.	5.000%	11/01/40	1,074	1,141,226
Federal National Mortgage Assoc.	5.000%	01/01/41	120	127,953
Federal National Mortgage Assoc.	5.000%	02/01/41	47	48,866
Federal National Mortgage Assoc.	5.000%	04/01/41	144	151,750
Federal National Mortgage Assoc.	5.000%	05/01/41	1,447	1,539,382
Federal National Mortgage Assoc.	5.000%	05/01/41	490	520,915
Federal National Mortgage Assoc.	5.000%	05/01/41	330	351,515
Federal National Mortgage Assoc.	5.000%	05/01/41	284	301,854
Federal National Mortgage Assoc.	5.000%	05/01/41	218	232,009
Federal National Mortgage Assoc.	5.000%	06/01/41	235	250,104
Federal National Mortgage Assoc.	5.000%	11/01/46	6,670	7,044,556
Federal National Mortgage Assoc.	5.000%	05/01/48	1,302	1,364,918
Federal National Mortgage Assoc.	5.000%	10/01/48	10,286	10,777,897
Federal National Mortgage Assoc.	5.000%	11/01/48	12,383	13,004,818
Federal National Mortgage Assoc.	5.000%	11/01/48	3,374	3,543,551
Federal National Mortgage Assoc.	5.000%	TBA	2,000	2,094,844
Federal National Mortgage Assoc.	5.500%	11/01/28	38	39,722
Federal National Mortgage Assoc.	5.500%	09/01/36	781	841,341
Federal National Mortgage Assoc.	5.500%	03/01/37	15	16,483
Federal National Mortgage Assoc.	5.500%	04/01/37	5	5,695
Federal National Mortgage Assoc.	5.500%	05/01/37	369	397,653
Federal National Mortgage Assoc.	5.500%	03/01/38	20	21,361
Federal National Mortgage Assoc.	5.500%	06/01/38	332	351,263
Federal National Mortgage Assoc.	5.500%	08/01/38	483	520,691
Federal National Mortgage Assoc.	5.500%	05/01/40	32	34,299
Federal National Mortgage Assoc.	5.500%	09/01/56	5,342	5,735,367
Federal National Mortgage Assoc.	6.000%	04/01/33	116	126,528
Federal National Mortgage Assoc.	6.000%	02/01/34	21	22,812
Federal National Mortgage Assoc.	6.000%	11/01/35	239	260,725
Federal National Mortgage Assoc.	6.000%	08/01/37	481	524,522
Federal National Mortgage Assoc.	6.000%	08/01/37	26	27,869
Federal National Mortgage Assoc.	6.000%	09/01/37	89	96,626
Federal National Mortgage Assoc.	6.500%	05/01/40	4,583	5,205,803
Federal National Mortgage Assoc.	6.625%	11/15/30	13,100	17,559,594
Federal National Mortgage Assoc.	7.000%	04/01/37	271	316,821
Federal National Mortgage Assoc.	7.000%	02/01/39	1,023	1,163,642
Federal National Mortgage Assoc.	7.000%	02/01/39	555	624,098
Government National Mortgage Assoc.	3.000%	09/20/47	6,431	6,335,702
Government National Mortgage Assoc.	3.000%	11/20/47	17,232	16,974,644
Government National Mortgage Assoc.	3.000%	12/20/47	24,644	24,274,108
Government National Mortgage Assoc.	3.000%	02/20/48	295	290,959

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc	3.500%		06/20/44	576	$581,815
Government National Mortgage Assoc	3.500%		10/20/47	3,483	3,507,986
Government National Mortgage Assoc	3.500%		10/20/47	2,770	2,790,335
Government National Mortgage Assoc	3.500%		11/20/47	557	561,024
Government National Mortgage Assoc	3.500%		06/15/48	1,338	1,353,275
Government National Mortgage Assoc	3.500%		TBA	1,600	1,609,875
Government National Mortgage Assoc., 1 Month LIBOR + 1.691%	3.947%	(c)	11/20/60	3,266	3,381,732
Government National Mortgage Assoc., 1 Month LIBOR + 1.735%	3.996%	(c)	07/20/60	3,012	3,136,187
Government National Mortgage Assoc	4.000%		08/20/47	12,601	12,911,573
Government National Mortgage Assoc., 1 Month LIBOR + 1.784%	4.045%	(c)	09/20/60	3,242	3,393,208
Government National Mortgage Assoc	4.500%		TBA	113,160	117,091,868
Government National Mortgage Assoc	4.500%		01/20/40	785	824,107
Government National Mortgage Assoc	4.500%		05/20/40	1,013	1,063,439
Government National Mortgage Assoc	4.500%		09/20/40	17	17,315
Government National Mortgage Assoc	4.500%		01/20/41	167	175,560
Government National Mortgage Assoc	4.500%		07/20/41	1,155	1,212,163
Government National Mortgage Assoc	4.500%		06/20/48	26,605	27,556,822
Government National Mortgage Assoc	4.500%		08/20/48	6,527	6,758,873
Government National Mortgage Assoc	4.500%		09/20/48	1,577	1,633,313
Government National Mortgage Assoc	4.500%		09/20/48	1,195	1,237,416
Government National Mortgage Assoc., 1 Month LIBOR + 2.400%	4.661%	(c)	04/20/60	4,239	4,454,077
Government National Mortgage Assoc	5.000%		04/15/40	5,801	6,071,446
Government National Mortgage Assoc	5.000%		05/15/40	307	321,887
Government National Mortgage Assoc	5.000%		07/20/40	760	817,956
Government National Mortgage Assoc	5.000%		07/20/40	80	85,121
Government National Mortgage Assoc	5.000%		09/20/40	433	459,797
Government National Mortgage Assoc	5.000%		11/20/40	325	345,702
Government National Mortgage Assoc	5.000%		10/20/47	1,830	1,905,747
Government National Mortgage Assoc	5.000%		08/20/48	10,685	11,139,425
Government National Mortgage Assoc	5.000%		11/20/48	1,138	1,186,201
Government National Mortgage Assoc	5.000%		01/20/49	300	312,645
Government National Mortgage Assoc	5.000%		TBA	1,500	1,559,473
Government National Mortgage Assoc	5.000%		TBA	20,700	21,543,364
Government National Mortgage Assoc	5.500%		06/15/36	625	676,810
Government National Mortgage Assoc	6.000%		08/20/40	54	57,881
Government National Mortgage Assoc	6.000%		01/20/41	30	32,605
Government National Mortgage Assoc	6.000%		04/20/41	4	4,570
Government National Mortgage Assoc	6.000%		06/20/41	149	160,858
Government National Mortgage Assoc	6.000%		07/20/41	65	70,097
Government National Mortgage Assoc	6.000%		12/20/41	36	39,436
Government National Mortgage Assoc	6.000%		02/20/42	36	38,981
Government National Mortgage Assoc	6.500%		10/20/37	545	627,267

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,035,333,556)					1,030,941,694

U.S. TREASURY OBLIGATIONS — 12.2%
U.S. Treasury Bonds	2.500%		02/15/45	19,090	17,300,313
U.S. Treasury Bonds	2.500%		02/15/46	6,356	5,738,276
U.S. Treasury Bonds	2.875%		08/15/45	16,650	16,216,840
U.S. Treasury Bonds	3.000%		05/15/45	70,145	70,010,738
U.S. Treasury Bonds	3.000%		02/15/48	63,800	63,458,570
U.S. Treasury Bonds	3.000%		08/15/48	76,465	76,103,584
U.S. Treasury Bonds	3.125%		11/15/41	6,580	6,737,046
U.S. Treasury Bonds	3.125%		05/15/48	320	326,075

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	3.375%	11/15/48	4,960	$5,304,100
U.S. Treasury Bonds	3.750%	11/15/43	24,860	28,077,234
U.S. Treasury Bonds	4.375%	05/15/41	6,649	8,183,465
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	04/15/23	48,540	47,733,204
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/42	6,211	5,634,819
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	02/15/44	6,054	6,250,176
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/40	4,574	5,376,069
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/41	2,737	3,231,400
U.S. Treasury Notes(k)	2.000%	06/30/24	34,120	33,179,035
U.S. Treasury Notes	2.625%	12/31/25	17,390	17,430,758
U.S. Treasury Notes	2.750%	02/15/28	4	4,021
U.S. Treasury Notes	2.875%	09/30/23	630	640,238
U.S. Treasury Notes	2.875%	04/30/25	12,660	12,879,572
U.S. Treasury Notes	2.875%	05/15/28	28,662	29,102,006
U.S. Treasury Notes	3.125%	11/15/28	2,340	2,427,202

TOTAL U.S. TREASURY OBLIGATIONS (cost $460,987,604)				461,344,741

			Shares

PREFERRED STOCK — 0.0%
Banks
Citigroup Capital XIII, 8.890% (cost $918,183)			34,700	917,121

TOTAL LONG-TERM INVESTMENTS (cost $3,958,848,044)				3,845,282,042

SHORT-TERM INVESTMENTS — 4.1%

AFFILIATED MUTUAL FUNDS — 3.0%
PGIM Core Ultra Short Bond Fund(w)			60,733,543	60,733,543
PGIM Institutional Money Market Fund (cost $53,105,223; includes $52,921,049 of cash collateral for securities on loan)(b)(w)			53,106,671	53,101,361

TOTAL AFFILIATED MUTUAL FUNDS (cost $113,838,766)				113,834,904

			Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.9%
JP Morgan Securities LLC (cost $34,695,148)	2.519%	02/01/19	34,770	34,690,043

FOREIGN TREASURY OBLIGATION(n) — 0.0%
Argentina Treasury Bills (Argentina) (cost $244,688)	59.328%	02/28/19	ARS 9,000	274,780

U.S. GOVERNMENT AGENCY OBLIGATION(n) — 0.1%
Federal Home Loan Bank (cost $4,458,156)	2.480%	04/15/19	4,490	4,458,655

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
OPTIONS PURCHASED~* — 0.1% (cost $3,136,967)	$3,636,451

TOTAL SHORT-TERM INVESTMENTS (cost $156,373,725)	156,894,833

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.1% (cost $4,115,221,769)	4,002,176,875

OPTIONS WRITTEN~* — (0.1)% (premiums received $2,595,157)	(4,563,190)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.0% (cost $4,112,626,612)	3,997,613,685
Liabilities in excess of other assets(z) — (6.0)%	(227,982,120)

NET ASSETS — 100.0%	$3,769,631,565

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,667,923 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,976,191; cash collateral of $52,921,049 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Call	01/25/19	171.00	2,457	EUR	2,457	$28,151
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$126.00	5,826		5,826	455,156
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$133.00	3,142		3,142	49,094
Australian Dollar Currency	Call	01/04/19	73.00	44		44	220
Australian Dollar Currency	Call	01/04/19	75.00	32		32	160
Japanese Yen Currency	Call	03/08/19	89.00	22		28	82,500
2 Year U.S. Treasury Notes Futures	Put	01/25/19	$104.13	1,100		2,200	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$104.00	13,485		13,485	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$106.50	7,264		7,264	—

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$117.00	67	67	$—
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$117.50	67	67	—

Total Exchange Traded (cost $727,544)						$615,281

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CAD	Put	Goldman Sachs Bank USA	01/11/19	1.29	—	31,887	$24
Currency Option USD vs MXN	Put	Citibank, N.A.	02/12/19	19.92	—	119,700	2,827,710

Total OTC Traded Options (cost $2,225,485)							$2,827,734

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.IG.31, 12/20/23	Call	BNP Paribas	02/20/19	0.80%	0.62	%(Q)	CDX.NA.IG.31	(Q)	39,880	$46,380
CDX.NA.IG.31, 12/20/23	Call	Bank of America, N.A.	03/20/19	0.90%	0.62	%(Q)	CDX.NA.IG.31	(Q)	38,540	147,056

Total OTC Swaptions (cost $183,938)										$193,436

Total Options Purchased (cost $3,136,967)										$3,636,451

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$114.00	344	344	$(268,750)
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$114.25	171	171	(101,531)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$120.00	342	342	(705,375)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$120.50	200	200	(321,875)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.00	342	342	(406,125)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.50	67	67	(54,438)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.75	325	325	(213,281)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.00	688	688	(365,500)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.50	1	1	(328)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$121.00	100	100	(217,188)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.00	243	243	(186,047)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$141.00	50	50	(254,688)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$144.00	33	33	(80,438)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$145.00	17	17	(29,219)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$146.00	116	116	(134,125)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$146.50	16	16	(14,750)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$148.00	51	51	(23,109)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$143.00	67	67	(241,828)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$145.00	116	116	(259,188)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$147.00	50	50	(62,500)
Euro Futures	Call	01/04/19	1.15	31	3,875	(18,988)
5 Year U.S. Treasury Notes Futures	Put	01/25/19	$113.00	208	208	(4,875)
5 Year U.S. Treasury Notes Futures	Put	01/25/19	$113.50	103	103	(4,023)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$119.00	59	59	(1,844)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$119.50	108	108	(3,375)

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.00	239	239	$(11,203)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.50	165	165	(15,469)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.75	445	445	(27,813)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$119.00	304	304	(33,250)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$119.50	97	97	(10,609)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$120.50	48	48	(11,250)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$140.00	83	83	(5,188)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$142.00	50	50	(7,813)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$142.50	16	16	(3,250)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$143.00	277	277	(69,250)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$144.00	84	84	(36,750)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$144.50	16	16	(9,000)

Total Exchange Traded (premiums received $ 2,175,151)						$(4,214,233)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Put	Citibank, N.A.	01/30/19	19.50	—	19,185	$(198,939)

(premiums received $239,045)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.IG.31, 12/20/23	Put	BNP Paribas	02/20/19	1.00%	0.62	%(Q)	CDX.NA.IG.31	(Q)	39,880	$(85,281)
CDX.NA.IG.31, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.20%	0.62	%(Q)	CDX.NA.IG.31	(Q)	38,540	(64,737)

Total OTC Swaptions (premiums received $180,961)										$(150,018)

Total Options Written (premiums received $2,595,157)										$(4,563,190)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6,951	90 Day Euro Dollar	Dec. 2019	$1,691,699,625	$7,282,204
56	90 Day Euro Dollar	Mar. 2020	13,642,300	(35,000)
1,837	90 Day Euro Dollar	Jun. 2020	447,791,713	1,592,663
525	90 Day Euro Dollar	Mar. 2021	128,047,500	(9,588)
533	2 Year U.S. Treasury Notes	Mar. 2019	113,162,563	766,314
39	5 Year Euro-Bobl	Mar. 2019	5,921,562	12,030
19,996	5 Year U.S. Treasury Notes	Mar. 2019	2,293,291,250	34,479,591
2,919	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	468,955,594	19,860,986
145	Australian Dollar Currency	Mar. 2019	10,225,400	(241,254)
239	British Pound Currency	Mar. 2019	19,105,063	308,063
1,316	Canadian Dollar Currency	Mar. 2019	96,739,160	(1,689,990)
835	Euro Currency	Mar. 2019	120,266,094	663,581
568	Euro-BTP Italian Government Bond	Mar. 2019	83,183,538	5,558,153
2,854	Mexican Peso	Mar. 2019	71,721,020	1,596,279
44	Swiss Franc Currency	Mar. 2019	5,634,200	39,822

				70,183,854

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
44	10 Year Australian Treasury Bonds	Mar. 2019	$31,268,333	$(40,014)
2,556	10 Year Euro-Bund.	Mar. 2019	478,933,352	(6,288,958)
71	10 Year Japanese Bonds	Mar. 2019	98,773,596	(427,535)
22	10 Year U.K. Gilt	Mar. 2019	3,453,834	(30,565)
13,543	10 Year U.S. Treasury Notes	Mar. 2019	1,652,457,609	(36,489,640)
141	10 Year U.S. Ultra Treasury Notes	Mar. 2019	18,341,016	(585,961)
1,906	20 Year U.S. Treasury Bonds	Mar. 2019	278,276,000	(970,469)
88	30 Year Euro Buxl	Mar. 2019	18,211,208	(254,082)
16	Euro-OAT	Mar. 2019	2,764,468	(16,499)
22	Japanese Yen Currency	Mar. 2019	2,522,025	(27,775)

				(45,131,498)

				$25,052,356

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 03/26/19	Citibank, N.A.	ARS	70,110	$1,582,976	$1,671,340	$88,364	$—
Expiring 03/26/19	Citibank, N.A.	ARS	45,865	993,997	1,093,368	99,371	—
Expiring 03/26/19	JPMorgan Chase Bank, N.A.	ARS	38,055	810,975	907,187	96,212	—
Brazilian Real,
Expiring 01/18/19	Barclays Bank PLC	BRL	108,670	28,695,083	28,008,097	—	(686,986)
Expiring 01/18/19	Barclays Bank PLC	BRL	33,511	8,918,931	8,636,994	—	(281,937)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	149,494	39,651,477	38,529,884	—	(1,121,593)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	61,130	16,135,674	15,755,360	—	(380,314)
British Pound,
Expiring 01/18/19	Citibank, N.A.	GBP	481	638,364	613,475	—	(24,889)
Canadian Dollar,
Expiring 01/18/19	Citibank, N.A.	CAD	18,026	13,907,638	13,210,792	—	(696,846)
Colombian Peso,
Expiring 01/18/19	Barclays Bank PLC	COP	13,861,653	4,471,357	4,264,271	—	(207,086)
Expiring 01/18/19	Barclays Bank PLC	COP	5,847,180	1,886,186	1,798,772	—	(87,414)
Euro,
Expiring 01/18/19	Citibank, N.A.	EUR	8,749	9,969,123	10,040,459	71,336	—
Indian Rupee,
Expiring 01/18/19	Barclays Bank PLC	INR	1,592,350	21,364,362	22,759,237	1,394,875	—
Indonesian Rupiah,
Expiring 01/18/19	Barclays Bank PLC	IDR	307,067,810	20,164,684	21,311,574	1,146,890	—
Expiring 01/18/19	Citibank, N.A.	IDR	109,090,660	7,030,396	7,571,271	540,875	—
Expiring 01/18/19	Goldman Sachs Bank USA	IDR	218,001,660	14,845,193	15,130,073	284,880	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	IDR	302,243,010	20,614,037	20,976,716	362,679	—
Japanese Yen,
Expiring 01/18/19	Citibank, N.A.	JPY	1,831,651	16,465,138	16,736,083	270,945	—
Mexican Peso,
Expiring 01/18/19	Barclays Bank PLC	MXN	800,000	40,988,856	40,585,487	—	(403,369)
Expiring 01/18/19	Citibank, N.A.	MXN	309,223	15,160,746	15,687,464	526,718	—
Expiring 01/18/19	Citibank, N.A.	MXN	230,370	11,421,531	11,687,098	265,567	—
Expiring 01/18/19	Citibank, N.A.	MXN	229,630	11,370,355	11,649,557	279,202	—
Russian Ruble,
Expiring 01/18/19	Citibank, N.A.	RUB	661,643	10,021,248	9,470,278	—	(550,970)

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 01/18/19	Citibank, N.A.	ZAR	92,330	$6,166,639	$6,402,645	$236,006	$—

				$323,274,966	$324,497,482	$5,663,920	$(4,441,404)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/18/19	Barclays Bank PLC	AUD	15	$10,662	$10,570	$92	$—
Expiring 01/18/19	Goldman Sachs Bank USA	AUD	19,827	14,080,182	13,970,308	109,874	—
Brazilian Real,
Expiring 01/18/19	Citibank, N.A.	BRL	7,238	1,924,693	1,865,488	59,205	—
Chinese Renminbi,
Expiring 01/18/19	Barclays Bank PLC	CNH	126,408	18,128,263	18,403,403	—	(275,140)
Expiring 01/18/19	Citibank, N.A.	CNH	284,476	40,779,236	41,415,971	—	(636,735)
Colombian Peso,
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	COP	21,506,243	6,732,272	6,615,982	116,290	—
Euro,
Expiring 01/18/19	Citibank, N.A.	EUR	55,160	64,301,667	63,300,538	1,001,129	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	93,181	108,957,044	106,933,048	2,023,996	—
Japanese Yen,
Expiring 01/18/19	Citibank, N.A.	JPY	500,000	4,490,747	4,568,578	—	(77,831)
Mexican Peso,
Expiring 01/18/19	Barclays Bank PLC	MXN	311,440	15,110,000	15,799,949	—	(689,949)
Expiring 01/18/19	Citibank, N.A.	MXN	1,087,471	57,011,762	55,169,418	1,842,344	—
Expiring 01/18/19	Citibank, N.A.	MXN	800,000	41,426,737	40,585,488	841,249	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	MXN	798,973	38,749,357	40,533,385	—	(1,784,028)
Expiring 02/14/19	Citibank, N.A.	MXN	910,092	44,220,000	45,980,897	—	(1,760,897)
Philippine Peso,
Expiring 01/18/19	Barclays Bank PLC	PHP	1,571,062	28,618,879	29,825,572	—	(1,206,693)

				$484,541,501	$484,978,595	5,994,179	(6,431,273)

						$11,658,099	$(10,872,677)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices – Buy Protection(1):
CDX.NA.HY.29	12/20/22	5.000	%(Q)	20,830	$(1,406,025)	$(721,899)	$684,126
CDX.NA.HY.31	12/20/23	5.000	%(Q)	2,410	(174,056)	(52,056)	122,000

					$(1,580,081)	$(773,955)	$806,126

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices – Sell Protection(2):
CDX.NA.IG.31	12/20/23	1.000	%(Q)	542,970	0.877%	$8,145,061	$3,194,833	$(4,950,228)

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	3,997	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	$(4,320)	$(154,133)	$(149,813)
GBP	42,084	10/26/21	1.271%(S)	6 Month GBP LIBOR(1)(S)	20,610	(5,036)	(25,646)
GBP	201,629	10/30/21	1.385%(A)	3 Month GBP LIBOR(1)(A)	(71,841)	(304,547)	(232,706)
JPY	2,200,700	05/09/46	0.641%(S)	6 Month JPY LIBOR(1)(S)	—	255,216	255,216
MXN	2,451,520	04/05/21	7.351%(M)	28 Day Mexican Interbank Rate(2)(M)	(23,534)	(3,306,060)	(3,282,526)
MXN	1,393,800	04/06/22	7.330%(M)	28 Day Mexican Interbank Rate(2)(M)	(53,343)	(2,577,619)	(2,524,276)
	46,910	03/29/19	1.597%(S)	3 Month LIBOR(2)(Q)	—	55,808	55,808
	28,720	09/28/19	1.705%(S)	3 Month LIBOR(2)(Q)	—	(107,425)	(107,425)
	72,840	10/17/19	1.138%(S)	3 Month LIBOR(2)(Q)	—	(1,122,612)	(1,122,612)
	76,600	06/14/20	1.671%(S)	3 Month LIBOR(2)(Q)	(22,076)	(1,178,606)	(1,156,530)
	384,407	12/18/21	3.230%(S)	3 Month LIBOR(2)(Q)	615,685	5,109,522	4,493,837
	34,180	12/18/21	2.850%(S)	3 Month LIBOR(2)(Q)	—	240,197	240,197
	218,652	08/31/22	2.850%(S)	3 Month LIBOR(2)(Q)	(1,026,400)	3,671,582	4,697,982
	429,457	03/20/24	—(3)	—(3)	12,951	743,978	731,027
	84,819	12/18/29	3.300%(S)	3 Month LIBOR(1)(Q)	(434,960)	(3,924,010)	(3,489,050)
	72,705	02/15/36	3.000%(S)	3 Month LIBOR(2)(Q)	42,080	1,450,829	1,408,749

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
56,259	02/15/44	3.330%(S)	3 Month LIBOR(1)(Q)	$(2,526)	$(4,760,771)	$(4,758,245)
53,872	05/15/44	3.000%(S)	3 Month LIBOR(1)(Q)	41,987	(1,253,383)	(1,295,370)

				$(905,687)	$(7,167,070)	$(6,261,383)

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	229,875	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	$1,665,519	$—	$1,665,519	Citibank, N.A.
BRL	79,700	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	577,452	72,679	504,773	Citibank, N.A.
BRL	52,000	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	392,173	29,381	362,792	Citibank, N.A.
BRL	46,800	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	339,081	11,101	327,980	Citibank, N.A.
BRL	24,375	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	183,831	25,104	158,727	Citibank, N.A.

						$3,158,056	$138,265	$3,019,791

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Day USOIS plus 31.00 bps quarterly.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$138,265	$—	$3,019,791	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/ or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$44,617,586	$20,868,174

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$16,980,827	$—
Collateralized Loan Obligations	—	60,271,071	—

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Equipment	$—	$1,078,070	$—
Home Equity Loans	—	16,933,403	—
Manufactured Housing	—	802,652	—
Other	—	3,165,971	—
Residential Mortgage-Backed Securities	—	40,544,762	—
Small Business Loan	—	2,005,379	—
Student Loans	—	24,214,591	—
Bank Loans	—	72,264,528	2,667,923
Commercial Mortgage-Backed Securities	—	176,387,346	—
Corporate Bonds	—	1,346,758,483	—
Municipal Bond	—	1,189,893	—
Residential Mortgage-Backed Securities	—	332,183,309	—
Sovereign Bonds	—	254,630,278	—
U.S. Government Agency Obligations	—	1,035,400,349	—
U.S. Treasury Obligations	—	461,344,741	—
Preferred Stock	917,121	—	—
Affiliated Mutual Funds	113,834,904	—	—
Commercial Paper	—	34,690,043	—
Foreign Treasury Obligation	—	274,780	—
Options Purchased	615,281	3,021,170	—
Options Written	(4,214,233)	(348,957)	—
Other Financial Instruments*
Futures Contracts	25,052,356	—	—
OTC Forward Foreign Currency Exchange Contracts	—	785,422	—
Centrally Cleared Credit Default Swap Agreements	—	(4,144,102)	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,261,383)	—
OTC Interest Rate Swaps	—	3,158,056	—

Total	$136,205,429	$3,877,330,682	$2,667,923

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	27.5%
U.S. Treasury Obligations	12.2
Banks	11.7
Residential Mortgage-Backed Securities	9.9
Sovereign Bonds	6.8
Commercial Mortgage-Backed Securities	4.7
Oil & Gas	3.4
Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	3.0
Media	2.3
Pharmaceuticals	2.1
Collateralized Loan Obligations	1.6
Telecommunications	1.6
Pipelines	1.4
Electric	1.3
Healthcare-Services	1.2
Mining	1.1
Diversified Financial Services	1.0
Beverages	0.9
Commercial Paper	0.9
Software	0.9
Agriculture	0.7

Aerospace & Defense	0.7%
Student Loans	0.6
Transportation	0.6
Internet	0.6
Computers	0.6
Retail	0.5
Miscellaneous Manufacturing	0.5
Insurance	0.5
Foods	0.5
Automobiles	0.5
Home Equity Loans	0.4
Healthcare-Products	0.4
Commercial Services	0.4
Lodging	0.3
Biotechnology	0.3
Oil & Gas Services	0.3
Chemicals	0.3
Real Estate Investment Trusts (REITs)	0.3
Auto Manufacturers	0.2
Packaging & Containers	0.2
Machinery-Diversified	0.1
Iron/Steel	0.1
Options Purchased	0.1
Home Builders	0.1
Other	0.1
Semiconductors	0.1
Gas	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (con’t)
Housewares	0.1%
Auto Parts & Equipment	0.1
Textiles	0.1
Entertainment	0.1
Small Business Loan	0.1
Trucking & Leasing	0.0	*
Leisure Time	0.0	*
Environmental Control	0.0	*
Airlines	0.0	*
Distribution/Wholesale	0.0	*
Food Service	0.0	*
Municipal Bonds	0.0	*
Equipment	0.0	*
Building Materials	0.0	*

Manufactured Housing	0.0	%*
Household Products/Wares	0.0	*
Apparel	0.0	*
Investment Companies	0.0	*
Machinery-Construction & Mining	0.0	*
Foreign Treasury Obligations	0.0	*

	106.1
Options Written	(0.1)
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$806,126	*	Due from/to broker — variation margin swaps	$4,950,228	*
Credit contracts	Unaffiliated investments	193,436		Options written outstanding, at value	150,018
Foreign exchange contracts	Due from/to broker — variation margin futures	2,607,745	*	Due from/to broker — variation margin futures	1,959,019	*
Foreign exchange contracts	Unaffiliated investments	2,910,614		Options written outstanding, at value	217,927
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	11,658,099		Unrealized depreciation on OTC forward foreign currency exchange contracts	10,872,677
Interest rate contracts	Due from/to broker — variation margin futures	69,551,941	*	Due from/to broker — variation margin futures	45,148,311	*
Interest rate contracts	Due from/to broker — variation margin swaps	11,882,816	*	Due from/to broker — variation margin swaps	18,144,199	*
Interest rate contracts	Premiums paid for OTC swap agreements	138,265		—	—
Interest rate contracts	Unaffiliated investments	532,401		Options written outstanding, at value	4,195,245
Interest rate contracts	Unrealized appreciation on OTC swap agreements	3,019,791		—	—

Total		$103,301,234			$85,637,624

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(75,720)	$59,347	$—	$—	$4,277,245
Foreign exchange contracts	(2,709,880)	3,089,637	(9,560,660)	(5,959,977)	—
Interest rate contracts	(8,760,561)	16,127,192	(47,332,060)	—	8,391,386

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Total	$(11,546,161)	$19,276,176	$(56,892,720)	$(5,959,977)	$12,668,631

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$9,498	$30,943	$—	$—	$(4,832,602)
Foreign exchange contracts	445,579	48,217	670,558	3,456,940	—
Interest rate contracts	(478,445)	(2,324,099)	25,793,051	—	(2,756,575)

Total	$(23,368)	$(2,244,939)	$26,463,609	$3,456,940	$(7,589,177)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Interest Rate Swap Agreements(4)
$2,342,474	$82,828,931	$4,499,236,500	$2,668,386,235	$228,426,612	$343,358,914	$8,689,359	$53,076,000	$383,217,927	$1,400,592,937

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$50,976,191	$(50,976,191)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$147,056	$(64,737)	$82,319	$(70,093)	$12,226
Barclays Bank PLC	2,541,857	(3,838,574)	(1,296,717)	410,000	(886,717)

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
BNP Paribas	$46,380	$(85,281)	$(38,901)	$38,901	$—
Citibank, N.A	12,108,077	(3,947,107)	8,160,970	(4,937,102)	3,223,868
Goldman Sachs Bank USA	394,778	—	394,778	(82,889)	311,889
JPMorgan Chase Bank, N.A	2,599,177	(3,285,935)	(686,758)	686,758	—

	$17,837,325	$(11,221,634)	$6,615,691	$(3,954,425)	$2,661,266

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $50,976,191:
Unaffiliated investments (cost $4,001,383,003)	$3,888,341,971
Affiliated investments (cost $113,838,766)	113,834,904
Cash	50,806
Foreign currency, at value (cost $34,490,764)	35,389,569
Deposit with broker for centrally cleared/exchange-traded derivatives	44,617,586
Receivable for investments sold	187,840,544
Dividends and interest receivable	29,926,759
Unrealized appreciation on OTC forward foreign currency contracts	11,658,099
Unrealized appreciation on OTC swap agreements	3,019,791
Cash segregated for counterparty—OTC	1,640,000
Due from broker—variation margin futures	1,122,548
Tax reclaim receivable	620,820
Premiums paid for OTC swap agreements	138,265
Due from broker-variation margin swaps	112,631
Prepaid expenses	38,385

Total Assets	4,318,352,678

LIABILITIES:
Payable for investments purchased	468,844,113
Payable to broker for collateral for securities on loan	52,921,049
Unrealized depreciation on OTC forward foreign currency contracts	10,872,677
Payable for Portfolio shares repurchased	9,711,670
Options written outstanding, at value (premiums received $2,595,157)	4,563,190
Management fees payable	645,312
Payable to affiliate	620,820
Accrued expenses and other liabilities	383,057
Distribution fee payable	158,856
Affiliated transfer agent fee payable	369

Total Liabilities	548,721,113

NET ASSETS	$3,769,631,565

Net assets were comprised of:
Partners Equity	$3,769,631,565

Net asset value and redemption price per share, $3,769,631,565 / 301,166,796 outstanding shares of beneficial interest	$12.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$128,584,838
Affiliated dividend income	4,110,264
Unaffiliated dividend income	1,965,468
Income from securities lending, net (including affiliated income of $262,891)	273,025

134,933,595

EXPENSES
Management fees	16,773,904
Distribution fee	8,271,017
Custodian and accounting fees	380,668
Audit fee	52,310
Trustees’ fees	40,061
Legal fees and expenses	19,740
Shareholders’ reports	13,896
Transfer agent’s fees and expenses (including affiliated expense of $2,558)	6,591
Miscellaneous	61,369

Total expenses	25,619,556
Less: Fee waivers and/or expense reimbursement	(866,159)

Net expenses	24,753,397

NET INVESTMENT INCOME (LOSS)	110,180,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,549))	(37,778,109)
Futures transactions	(56,892,720)
Options written transactions	19,276,176
Swap agreements transactions	12,668,631
Forward and cross currency contracts transactions	(5,959,977)
Foreign currency transactions	(750,709)

(69,436,708)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,168))	(127,354,950)
Futures	26,463,609
Options written.	(2,244,939)
Forward currency contracts	3,456,940
Swap agreements	(7,589,177)
Foreign currencies	1,284,347

(105,984,170)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(175,420,878)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(65,240,680)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$110,180,198	$93,469,359
Net realized gain (loss) on investment and foreign currency transactions	(69,436,708)	14,408,839
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(105,984,170)	74,455,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65,240,680)	182,333,583

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [21,994,571 and 25,674,534 shares, respectively]	275,119,426	321,397,602
Net asset value of shares issued in merger [103,989,612 and 0 shares, respectively]	1,289,479,077	—
Portfolio share repurchased [64,507,267 and 39,478,883 shares, respectively]	(800,752,072)	(486,666,662)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	763,846,431	(165,269,060)

CAPITAL CONTRIBUTIONS	228,948	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	698,834,699	17,064,523
NET ASSETS:
Beginning of year	3,070,796,866	3,053,732,343

End of year	$3,769,631,565	$3,070,796,866

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.5% FOREIGN BONDS — 37.1%	Interest Rate		Maturity Date		Principal Amount (000)#		Value
Argentina — 1.1%
Pampa Energia SA, Sr. Unsec’d. Notes, 144A	7.500%		01/24/27			470	$393,719
Transportadora de Gas del Sur SA, Sr. Unsec’d. Notes, 144A	6.750%		05/02/25			150	136,314
YPF SA, Sr. Unsec’d. Notes, MTN	16.500%		05/09/22		ARS	1,310	22,492

							552,525

Brazil — 4.6%
Braskem Netherlands Finance BV, Gtd. Notes, 144A	4.500%		01/10/28			240	221,822
Itau Unibanco Holding SA, Jr. Sub. Notes, MTN, 144A	6.125%	(ff)	—	(rr)		400	375,000
Petrobras Global Finance BV, Gtd. Notes	5.299%		01/27/25			444	424,020
Petrobras Global Finance BV, Gtd. Notes	6.850%		06/05/2115			850	759,475
Petrobras Global Finance BV, Gtd. Notes	7.375%		01/17/27			200	205,500
Suzano Austria GmbH, Gtd. Notes, 144A	5.750%		07/14/26			200	204,000
Vale Overseas Ltd., Gtd. Notes	6.875%		11/21/36			119	136,077

							2,325,894

Chile — 1.2%
Empresa de Transporte de Pasajeros Metro SA, Sr. Unsec’d. Notes, 144A	5.000%		01/25/47			320	312,803
Enel Chile SA, Sr. Unsec’d. Notes	4.875%		06/12/28			310	309,225

							622,028

China — 6.4%
China Overseas Finance Cayman V Ltd., Gtd. Notes	3.950%		11/15/22			200	198,857
CNAC HK Finbridge Co. Ltd., Gtd. Notes	4.125%		07/19/27			600	567,450
CNOOC Curtis Funding No. 1 Pty Ltd., Gtd. Notes(a)	4.500%		10/03/23			290	296,373
Country Garden Holdings Co. Ltd., Sr. Sec’d. Notes	7.250%		04/04/21			300	300,146
CRCC Yuxiang Ltd., Gtd. Notes	3.500%		05/16/23			300	295,221
Sinopec Group Overseas Development 2013 Ltd., Gtd. Notes	4.375%		10/17/23			220	224,909
Sinopec Group Overseas Development 2014 Ltd., Gtd. Notes, 144A	4.375%		04/10/24			480	490,061
Sinopec Group Overseas Development 2017 Ltd., Sr. Unsec’d. Notes	4.000%		09/13/47			490	449,796
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.150%		06/02/26			430	406,178

							3,228,991

Colombia — 1.7%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes, 144A	4.875%		04/21/25			220	213,950
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%		09/18/23			250	260,628
Millicom International Cellular SA, Sr. Unsec’d. Notes	5.125%		01/15/28			200	177,999
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, 144A	5.550%		11/01/28			200	202,250

							854,827

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

FOREIGN BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Indonesia — 4.2%
Chandra Asri Petrochemical Tbk PT, Gtd. Notes, 144A	4.950%		11/08/24		200	$173,464
Indonesia Asahan Aluminium Persero PT, Sr. Unsec’d. Notes, 144A	5.710%		11/15/23		250	254,385
Pelabuhan Indonesia II PT, Sr. Unsec’d. Notes, 144A	4.250%		05/05/25		260	245,050
Pelabuhan Indonesia III Persero PT, Sr. Unsec’d. Notes	4.875%		10/01/24		260	255,060
Pertamina Persero PT, Sr. Unsec’d. Notes	6.000%		05/03/42		458	455,789
Pertamina Persero PT, Sr. Unsec’d. Notes, MTN, 144A	4.300%		05/20/23		200	196,872
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	5.500%		11/22/21		265	273,281
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, MTN, 144A	5.250%		10/24/42		300	271,020

						2,124,921

Kazakhstan — 1.3%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, 144A	5.750%		04/19/47		410	390,320
KazTransGas JSC, Gtd. Notes, 144A	4.375%		09/26/27		280	259,463

						649,783

Malaysia — 0.5%
Gohl Capital Ltd., Gtd. Notes	4.250%		01/24/27		260	244,590

Mexico — 5.7%
Banco Mercantil del Norte SA, Jr. Sub. Notes, 144A	7.625%	(ff)	—	(rr)	460	445,050
Banco Nacional de Comercio Exterior SNC, Sub. Notes, 144A	3.800%	(ff)	08/11/26		400	382,004
BBVA Bancomer SA, Sub. Notes, 144A	5.125%	(ff)	01/18/33		200	173,500
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	4.875%		01/15/24		230	224,250
Mexichem SAB de CV, Gtd. Notes, 144A	5.875%		09/17/44		230	207,329
Petroleos Mexicanos, Gtd. Notes	4.875%		01/24/22		404	393,294
Petroleos Mexicanos, Gtd. Notes	4.875%		01/18/24		760	708,320
Petroleos Mexicanos, Gtd. Notes	5.500%		06/27/44		463	351,037

						2,884,784

Morocco — 0.7%
OCP SA, Sr. Unsec’d. Notes, 144A	4.500%		10/22/25		380	363,896

Peru — 2.4%
BBVA Banco Continental SA, Sub. Notes, 144A	5.250%	(ff)	09/22/29		80	81,224
Fondo MIVIVIENDA SA, Sr. Unsec’d. Notes, 144A(a)	3.500%		01/31/23		280	269,223
Kallpa Generacion SA, Gtd. Notes, 144A	4.125%		08/16/27		200	184,502
Petroleos del Peru SA, Sr. Unsec’d. Notes, 144A	4.750%		06/19/32		260	249,600
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35		150	175,125
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%		04/30/28		270	260,213

						1,219,887

Russia — 2.3%
Lukoil International Finance BV, Gtd. Notes	6.656%		06/07/22		266	281,960

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Russia (continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes	8.500%		10/16/23		890	$888,888

						1,170,848

South Africa — 0.9%
Myriad International Holdings BV, Gtd. Notes, 144A	4.850%		07/06/27		200	191,551
Myriad International Holdings BV, Gtd. Notes, 144A	5.500%		07/21/25		230	231,543

						423,094

Turkey — 1.7%
TC Ziraat Bankasi A/S, Sr. Unsec’d. Notes, MTN, 144A	4.750%		04/29/21		690	650,386
TC Ziraat Bankasi A/S, Sr. Unsec’d. Notes, MTN, 144A	5.125%		05/03/22		200	183,116

						833,502

United Arab Emirates — 2.1%
Abu Dhabi Crude Oil Pipeline LLC, Sr. Sec’d. Notes, 144A	4.600%		11/02/47		300	292,899
Abu Dhabi National Energy Co. PJSC, Sr. Unsec’d. Notes, 144A	4.875%		04/23/30		300	300,000
DAE Funding LLC, Gtd. Notes, 144A	5.000%		08/01/24		250	241,875
DP World Ltd., Sr. Unsec’d. Notes, MTN, 144A	5.625%		09/25/48		210	197,400

						1,032,174

Venezuela — 0.3%
Petroleos de Venezuela SA, Gtd. Notes(d)	6.000%		05/16/24		350	51,625
Petroleos de Venezuela SA, Gtd. Notes(d)	9.000%		11/17/21		610	112,240

						163,865

TOTAL FOREIGN BONDS (cost $19,654,708)						18,695,609

SOVEREIGN BONDS — 59.4%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	4.125%		10/11/47		280	268,100
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes, 144A	9.375%		05/08/48		335	313,252
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes, 144A	9.500%		11/12/25		200	209,988
Argentina Bonar Bonds (Argentina), Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days	50.225%	(c)	04/03/22	ARS	500	12,414
Argentina POM Politica Monetaria (Argentina), Bonds, Argentina Central Bank 7 Day Repo Reference Rate	59.257%	(c)	06/21/20	ARS	6,240	176,278
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		07/06/36		490	350,963
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		06/28/2117		900	643,500
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.500%		04/22/26		410	328,513

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Armenia International Bond (Armenia), Sr. Unsec’d. Notes	6.000%	09/30/20		300	$302,576
Avi Funding Co. Ltd. (China), Sr. Unsec’d. Notes, MTN, 144A	2.850%	09/16/20		320	316,650
Bonos de la Nacion Argentina con Ajuste por CER (Argentina), Bonds	3.750%	02/08/19	ARS	5,610	211,133
Bonos de la Nacion Argentina con Ajuste por CER (Argentina), Bonds	4.000%	03/06/20	ARS	4,148	138,391
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%	01/01/21	BRL	900	242,881
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.625%	01/13/28		470	451,910
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, 144A(a)	7.500%	06/01/27		440	374,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.000%	06/15/45		760	723,520
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, 144A	7.000%	04/04/44		360	305,550
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500%	05/06/21		340	351,050
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	5.500%	01/27/25		550	545,188
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	8.750%	06/02/23		400	372,999
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	9.650%	12/13/26		330	300,300
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	7.875%	01/23/28		200	162,499
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	9.650%	12/13/26		200	182,000
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes	7.903%	02/21/48		200	172,056
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	6.875%	04/30/40		340	273,700
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN, 144A	7.500%	01/31/27		370	352,485
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A	6.375%	01/18/27		300	274,800
Ethiopia International Bond (Ethiopia), Sr. Unsec’d. Notes	6.625%	12/11/24		200	191,116
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000%	09/23/21		550	520,456
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A	7.625%	05/16/29		710	635,961
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, 144A	4.500%	05/03/26		320	300,000
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23		628	678,530
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.375%	04/15/23		800	773,468
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	5.250%	01/17/42		1,301	1,305,766
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.875%	01/15/24		750	799,577
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.000%	05/15/22	IDR	240,000	16,238
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	03/15/34	IDR	3,841,000	268,972

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A	6.125%	06/15/33		210	$174,048
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	6.750%	04/28/28		290	309,213
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A	5.750%	01/31/27		310	284,192
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, MTN	3.875%	10/14/24		710	712,996
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes, 144A	7.250%	02/28/28		290	258,924
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%	03/20/27		300	298,303
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, GMTN	6.250%	11/04/24		545	438,671
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.600%	01/23/46		1,367	1,210,478
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A	7.625%	11/21/25		280	269,920
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, MTN, 144A	7.625%	11/28/47		500	420,394
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	5.625%	01/17/28		450	396,169
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25		280	277,343
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, 144A	5.000%	04/15/26		300	303,000
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	6.550%	03/14/37		420	530,250
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.700%	03/01/41		340	322,094
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	5.000%	01/13/37		450	499,048
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.125%	03/16/24		370	306,175
Provincia de Cordoba (Argentina), Sr. Unsec’d. Notes, 144A	7.450%	09/01/24		210	170,625
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.103%	04/23/48		310	325,578
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN	4.875%	01/22/24		420	431,025
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	9,316	121,606
Russian Federal Bond (Russia), Bonds	7.600%	07/20/22	RUB	57,370	813,497
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes	5.625%	04/04/42		600	613,376
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	4.875%	09/16/23		400	407,776
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A	6.750%	03/13/48		240	198,480
Senegal Government International Bond (Senegal), Unsec’d. Notes, 144A	6.250%	05/23/33		250	214,925
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.875%	04/14/26		470	446,622
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.375%	07/24/44		800	699,840
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes	5.875%	07/25/22		200	187,034
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	6.200%	05/11/27		420	369,662

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	3.250%	03/23/23		680	$609,447
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.250%	04/14/26		270	232,538
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.875%	04/16/43		900	667,285
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750%	09/01/21		270	253,800
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.375%	09/25/32		570	452,142
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.750%	09/01/20		280	269,722
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%	10/27/27		100	99,552
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50		380	372,970
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, 144A	9.875%	06/20/22	UYU	12,510	381,108
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes(d)	7.750%	10/13/19		542	123,142
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes(d)	9.250%	09/15/27		1,486	345,495
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes	6.750%	01/29/20		270	278,130

TOTAL SOVEREIGN BONDS (cost $34,196,191)					29,943,375

TOTAL LONG-TERM INVESTMENTS (cost $53,850,899)					48,638,984

			Shares

SHORT-TERM INVESTMENTS — 2.8%
AFFILIATED MUTUAL FUNDS — 2.7%
PGIM Core Ultra Short Bond Fund(w)				702,691	702,691
PGIM Institutional Money Market Fund (cost $639,996; includes $638,477 of cash collateral for securities on loan)(b)(w)				640,037	639,973

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,342,687)					1,342,664

OPTIONS PURCHASED~* — 0.1% (cost $24,511)					50,305

TOTAL SHORT-TERM INVESTMENTS (cost $1,367,198)					1,392,969

OPTIONS WRITTEN~* — (0.0)% (premiums received $25,584)					(14,134)

TOTAL INVESTMENTS — 99.3% (cost $55,192,513)					50,017,819
Other assets in excess of liabilities(z) — 0.7%					367,824

NET ASSETS — 100.0%					$50,385,643

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $625,335; cash collateral of $638,477 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs USD	Put	JPMorgan Chase Bank, N.A.	10/21/19	1.15	—	EUR	1,000	$21,482
Currency Option USD vs INR	Put	JPMorgan Chase Bank, N.A.	01/11/19	73.00	—		600	28,823

Total OTC Traded Options (cost $24,511)								$50,305

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs USD	Call	JPMorgan Chase Bank, N.A.	10/21/19	1.22	—	EUR	1,000	$(14,134)
Currency Option USD vs INR	Call	JPMorgan Chase Bank, N.A.	01/11/19	78.00	—		600	—

Total OTC Traded Options (premiums received $25,584)								$(14,134)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
20	10 Year U.S. Treasury Notes	Mar. 2019	$2,440,312	$58,070

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/15/19	Barclays Bank PLC	ARS	12,737	$314,883	$330,746	$15,863	$—
Expiring 01/15/19	Barclays Bank PLC	ARS	1,555	39,974	40,379	405	—
Expiring 01/15/19	Citibank, N.A.	ARS	6,877	212,581	178,577	—	(34,004)
Brazilian Real,
Expiring 01/15/19	Citibank, N.A.	BRL	1,092	292,871	281,498	—	(11,373)

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	BRL	1,013	$263,583	$261,004	$—	$(2,579)
Euro,
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	280	320,712	321,323	611	—
Mexican Peso,
Expiring 01/15/19	Citibank, N.A.	MXN	11,794	572,923	598,614	25,691	—
Saudi Arabian Riyal,
Expiring 02/14/19	Bank of America, N.A.	SAR	8,788	2,343,397	2,342,148	—	(1,249)
Expiring 02/14/19	Bank of America, N.A.	SAR	3,615	963,659	963,556	—	(103)
Expiring 11/14/19	Bank of America, N.A.	SAR	941	250,066	250,196	130	—

				$5,574,649	$5,568,041	42,700	(49,308)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/15/19	Citibank, N.A.	ARS	8,417	$254,640	$218,567	$36,073	$—
Expiring 01/15/19	Citibank, N.A.	ARS	8,125	245,837	210,983	34,854	—
Expiring 02/15/19	Barclays Bank PLC	ARS	12,202	300,394	304,320	—	(3,926)
Brazilian Real,
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	BRL	2,105	530,796	542,502	—	(11,706)
Euro,
Expiring 01/18/19	Citibank, N.A.	EUR	170	198,174	195,089	3,085	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	280	327,404	321,322	6,082	—
Mexican Peso,
Expiring 01/15/19	Citibank, N.A.	MXN	6,215	326,312	315,438	10,874	—
Expiring 01/15/19	Citibank, N.A.	MXN	5,579	269,582	283,176	—	(13,594)
Russian Ruble,
Expiring 01/15/19	Bank of America, N.A.	RUB	36,080	537,705	516,657	21,048	—
Expiring 01/15/19	Bank of America, N.A.	RUB	12,782	193,609	183,036	10,573	—
Expiring 01/15/19	Bank of America, N.A.	RUB	2,798	40,109	40,067	42	—
Saudi Arabian Riyal,
Expiring 02/14/19	Bank of America, N.A.	SAR	12,403	3,301,401	3,305,704	—	(4,303)
Expiring 11/14/19	Bank of America, N.A.	SAR	8,788	2,340,401	2,336,515	3,886	—
Uruguayan Peso,
Expiring 02/15/19	Citibank, N.A.	UYU	8,092	242,416	248,064	—	(5,648)

				$9,108,780	$9,021,440	126,517	(39,177)

						$169,217	$(88,485)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Saudi Arabia	12/20/22	1.000%(Q)	1,900	$(8,693)	$2,710	$(11,403)	Barclays Bank PLC
Republic of Korea	12/20/22	1.000%(Q)	3,500	(94,629)	(50,250)	(44,379)	Barclays Bank PLC

				$(103,322)	$(47,540)	$(55,782)

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,710	$(50,250)	$—	$(55,782)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$21,003	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$552,525	$—
Brazil	—	2,325,894	—
Chile	—	622,028	—
China	—	3,228,991	—
Colombia	—	854,827	—
Indonesia	—	2,124,921	—
Kazakhstan	—	649,783	—
Malaysia	—	244,590	—
Mexico	—	2,884,784	—
Morocco	—	363,896	—
Peru	—	1,219,887	—

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Foreign Bonds (continued)
Russia	$—	$1,170,848	$—
South Africa	—	423,094	—
Turkey	—	833,502	—
United Arab Emirates	—	1,032,174	—
Venezuela	—	163,865	—
Sovereign Bonds	—	29,943,375	—
Affiliated Mutual Funds	1,342,664	—	—
Options Purchased	—	50,305	—
Options Written	—	(14,134)	—
Other Financial Instruments*
Futures Contracts	58,070	—	—
OTC Forward Foreign Currency Exchange Contracts	—	80,732	—
OTC Credit Default Swap Agreements	—	(103,322)	—

Total	$1,400,734	$48,652,565	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Indonesia	10.5%
Mexico	8.1
China	7.0
Argentina	6.5
Russia	6.2
Brazil	6.0
Turkey	5.7
Peru	3.5
Colombia	3.1
South Africa	3.1
United States	2.7
Kazakhstan	2.7
United Arab Emirates	2.6
Ecuador	2.0
Ukraine	1.9
Dominican Republic	1.8
Uruguay	1.7
Philippines	1.6
Egypt	1.6
Nigeria	1.4
Hungary	1.4
Ghana	1.3
Venezuela	1.3
Chile	1.2

Sri Lanka	1.1%
Angola	1.0
Lebanon	0.9
Romania	0.9
Senegal	0.8
Oman	0.8
Morocco	0.7
Qatar	0.6
Jamaica	0.6
Costa Rica	0.6
Paraguay	0.6
Armenia	0.6
Guatemala	0.6
Kuwait	0.6
Jordan	0.6
Vietnam	0.6
Panama	0.6
El Salvador	0.5
Kenya	0.5
Malaysia	0.5
Ethiopia	0.4
Ivory Coast	0.3
Options Purchased	0.0	*

	99.3
Options Written	(0.0	)*
Other assets in excess of liabilities	0.7

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$2,710		Premiums received for OTC swap agreements	$50,250
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	55,782
Foreign exchange contracts	Unaffiliated investments	50,305		Options written outstanding, at value	14,134
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	169,217		Unrealized depreciation on OTC forward foreign currency exchange contracts	88,485
Interest rate contracts	Due from/to broker — variation margin futures	58,070	*	—	—

Total		$280,302			$208,651

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(54,750)
Foreign exchange contracts	14,515	19,885	—	105,367	—
Interest rate contracts	(5,907)	—	(49,804)	—	—

Total	$8,608	$19,885	$(49,804)	$105,367	$(54,750)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(17,129)
Foreign exchange contracts	25,794	11,450	—	79,539	—
Interest rate contracts	—	—	62,992	—	—

Total	$25,794	$11,450	$62,992	$79,539	$(17,129)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Buy Protection(3)
$8,213	$1,318,710	$1,547,787	$9,028,718	$12,175,437	$5,400,000

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$625,335	$(625,335)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$35,679	$(5,655)	$30,024	$—	$30,024
Barclays Bank PLC	18,978	(109,958)	(90,980)	90,980	—
Citibank, N.A.	110,577	(64,619)	45,958	(27,860)	18,098
JPMorgan Chase Bank, N.A.	56,998	(28,419)	28,579	—	28,579

	$222,232	$(208,651)	$13,581	$63,120	$76,701

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $625,335:
Unaffiliated investments (cost $53,875,410)	$48,689,289
Affiliated investments (cost $1,342,687)	1,342,664
Foreign currency, at value (cost $117,507)	112,008
Deposit with broker for centrally cleared/exchange-traded derivatives	21,003
Dividends and interest receivable	761,022
Receivable for investments sold	309,295
Unrealized appreciation on OTC forward foreign currency contracts	169,217
Cash segregated for counterparty—OTC	110,000
Due from broker—variation margin futures	7,812
Premiums paid for OTC swap agreements	2,710
Receivable for Portfolio share sold	1,199
Prepaid expenses	882

Total Assets	51,527,101

LIABILITIES:
Payable to broker for collateral for securities on loan	638,477
Payable for investments purchased	193,028
Unrealized depreciation on OTC forward foreign currency contracts	88,485
Accrued expenses and other liabilities	59,720
Unrealized depreciation on OTC swap agreements	55,782
Premiums received for OTC swap agreements	50,250
Management fees payable	21,286
Payable for Portfolio share repurchased	17,674
Options written outstanding, at value (premiums received $25,584)	14,134
Distribution fee payable	2,253
Affiliated transfer agent fee payable	369

Total Liabilities	1,141,458

NET ASSETS	$50,385,643

Net assets were comprised of:
Partners Equity	$50,385,643

Net asset value and redemption price per share, $50,385,643 / 4,735,887 outstanding shares of beneficial interest	$10.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $2,759, of which $1,144 is reimbursable by an affiliate)	$4,038,564
Affiliated dividend income	67,123
Income from securities lending, net (including affiliated income of $4,310)	7,974

4,113,661

EXPENSES
Management fees	519,070
Distribution fee	190,135
Custodian and accounting fees	65,849
Audit fee	46,700
Legal fees and expenses	10,527
Trustees’ fees	10,320
Transfer agent’s fees and expenses (including affiliated expense of $2,195)	6,989
Shareholders’ reports	6,736
Miscellaneous	23,424

Total expenses	879,750
Less: Fee waivers and/or expense reimbursement	(38,027)

Net expenses	841,723

NET INVESTMENT INCOME (LOSS)	3,271,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $189)	(2,914,389)
Futures transactions	(49,804)
Options written transactions	19,885
Swap agreements transactions	(54,750)
Forward currency contracts transactions	105,367
Foreign currency transactions	(1,178,289)

(4,071,980)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6)	(5,964,783)
Futures	62,992
Options written	11,450
Forward currency contracts	79,539
Swap agreements	(17,129)
Foreign currencies	(8,242)

(5,836,173)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(9,908,153)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,636,215)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,271,938	$4,768,190
Net realized gain (loss) on investment and foreign currency transactions	(4,071,980)	(1,537,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,836,173)	6,165,681

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,636,215)	9,396,785

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [648,620 and 906,290 shares, respectively]	7,101,053	10,014,051
Portfolio share repurchased [4,467,340 and 7,977,853 shares, respectively]	(47,633,012)	(84,860,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(40,531,959)	(74,846,276)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,168,174)	(65,449,491)
NET ASSETS:
Beginning of year	97,553,817	163,003,308

End of year	$50,385,643	$97,553,817

SEE NOTES TO FINANCIAL STATEMENTS.

A339

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi (offshore)
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

NYSE	New York Stock Exchange
OTC	Over-the-counter

Index:

CDX	Credit Derivative Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancement Securities
BABs	Build America Bonds
bps	Basis Points
BROIS	Brazil Overnight Index Swap
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only (Principal amount represents notional)
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A340

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 19 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Global Real Estate Portfolio and AST Western Asset Emerging Markets Debt Portfolio which are non-diversified portfolios for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)

AST Bond Portfolio 2019 (“Bond Portfolio 2019”)	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income, which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.)
AST Bond Portfolio 2020 (“Bond Portfolio 2020”)
AST Bond Portfolio 2021 (“Bond Portfolio 2021”)
AST Bond Portfolio 2022 (“Bond Portfolio 2022”)
AST Bond Portfolio 2023 (“Bond Portfolio 2023”)
AST Bond Portfolio 2024 (“Bond Portfolio 2024”)
AST Bond Portfolio 2025 (“Bond Portfolio 2025”)
AST Bond Portfolio 2026 (“Bond Portfolio 2026”)
AST Bond Portfolio 2027 (“Bond Portfolio 2027”)
AST Bond Portfolio 2028 (“Bond Portfolio 2028”)
AST Bond Portfolio 2029 (“Bond Portfolio 2029”)

AST Global Real Estate Portfolio (“Global Real Estate”)	Capital appreciation and income.	PGIM Real Estate Investors which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.)

AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.) / J.P. Morgan Investment Management, Inc.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.)

B1

	Objective(s)	Subadviser(s)
AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PGIM Fixed Income (a wholly- owned subsidiary of PGIM, Inc.)

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company / Western Asset Management Company Limited

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) with the exception of Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028 and Bond Portfolio 2029, for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options,

B2

that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

B3

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross

B4

currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

B5

Short Sales:    Certain Portfolios sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios enter into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection

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buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments.

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Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase

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the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the

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Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
Bond Portfolio 2019*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2020*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.38%
Bond Portfolio 2021*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.26%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.45%
Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	— #
Global Real Estate.	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%

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	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.57%
Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Prudential Core Bond.	0.5325% first $300 million; 0.5225% on next $200 million; 0.4875% on next $250 million; 0.4775% on next $250 million; 0.4525% on next $2.25 billion; 0.4425% on next $2.75 billion; 0.4125% on next of $4 billion; 0.3925% in excess of $10 billion	0.47%
QMA US Equity Alpha	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.82%
Quantitative Modeling(1)	0.25%	0.25%
Western Asset Core Plus Bond	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion	0.48%
Western Asset Emerging Markets Debt	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.63%

	Fee Waivers and/or Expense Limitations

Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028 and Bond Portfolio 2029

	contractually limit expenses to 0.93% through June 30, 2019
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2019
Western Asset Core Plus Bond	contractually waive 0.032% through June 30, 2018; effective September 17, 2018 contractually limit expenses to 0.74% through June 30, 2019
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2019

*

Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029 and Investment Grade Bond.

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.
(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation

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Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective gross management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver:
Up to and including $ 300 million	0.25	% (no waiver)
Over $ 300 million up to and including $ 500 million	0.23%
Over $ 500 million up to and including $ 750 million	0.22%
Over $ 750 million	0.21%

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

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In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

B13

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
Global Real Estate	$61,561
Investment Grade Bond	21,877
Prudential Core Bond	1,063
Western Asset Emerging Markets Debt	1,144

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payments
Global Real Estate	$749,756
QMA US Equity Alpha	4,789

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
Bond Portfolio 2019	$—	$282
Bond Portfolio 2020	—	758
Bond Portfolio 2021	—	871
Bond Portfolio 2022	—	429
Bond Portfolio 2023	—	7,029
Bond Portfolio 2024	—	463
Bond Portfolio 2025	—	166
Bond Portfolio 2027	—	4,721
Bond Portfolio 2028	—	87
Global Real Estate	178,221	—
High Yield	46	4,318
QMA US Equity Alpha	2,250	162
Western Asset Core Plus Bond	74,905	154,043

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period end December 31, 2018, no such transactions were entered into by the Portfolios.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2019	$31,473,536	$17,595,628
Bond Portfolio 2020	14,642,220	29,367,265
Bond Portfolio 2021	21,095,053	35,294,288
Bond Portfolio 2022	11,895,623	28,703,908
Bond Portfolio 2023	9,668,098	6,420,914
Bond Portfolio 2024	44,078,016	15,844,956
Bond Portfolio 2025	54,894,481	10,987,657
Bond Portfolio 2026	71,431,016	58,594,599
Bond Portfolio 2027	118,484,032	84,034,633
Bond Portfolio 2028	50,555,302	9,322,569

B14

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2029	$8,190,968	$1,113,725
Global Real Estate	259,074,778	319,706,793
High Yield	368,402,311	539,683,985
Investment Grade Bond	4,029,341,510	913,874,237
Prudential Core Bond	4,524,277,645	4,464,215,044
QMA US Equity Alpha	922,040,509	1,053,632,201
Quantitative Modeling	1,279,160,004	1,249,615,550
Western Asset Core Plus Bond	7,319,420,607	7,447,023,702
Western Asset Emerging Markets Debt	25,004,844	60,297,725

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2019
PGIM Core Short-Term Bond Fund	$—	$5,481,767	$—	$(35,222)	$—	$5,446,545	591,373	$78,767
PGIM Core Ultra Short Bond Fund	465,624	126,003,337	120,244,938	—	—	6,224,023	6,224,023	269,688
PGIM Institutional Money Market Fund	148,703	1,106,158	1,254,861	—	26	26	26	203	**

	$614,327	$132,591,262	$121,499,799	$(35,222)	$26	$11,670,594		$348,658

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2020
PGIM Core Short-Term Bond Fund	$—	$4,987,667	$—	$(32,047)	$—	$4,955,620	538,070	$71,667
PGIM Core Ultra Short Bond Fund	129,730	41,136,522	39,169,987	—	—	2,096,265	2,096,265	67,442
PGIM Institutional Money Market Fund	—	3,556,075	3,530,693	—	75	25,457	25,459	612	**

	$129,730	$49,680,264	$42,700,680	$(32,047)	$75	$7,077,342		$139,721

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2021
PGIM Core Short-Term Bond	$—	$9,495,439	$—	$(61,007)	$(4)	$9,434,428	1,024,368	$136,440
PGIM Core Short Ultra Bond Fund	1,166,852	62,525,939	62,193,768	—		1,499,023	1,499,023	90,772
PGIM Institutional Money Market Fund	2,285,918	10,568,840	12,853,779	—	(180)	799	799	1,793	**

	$3,452,770	$82,590,218	$75,047,547	$(61,007)	$(184)	$10,934,250		$229,005

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2022
PGIM Core Ultra Short Bond Fund	$671,358	$37,765,052	$38,427,206	$—	$—	$9,204	9,204	$49,714
PGIM Institutional Money Market Fund	2,724,939	6,643,026	9,367,273	—	70	762	762	2,137	**

	$3,396,297	$44,408,078	$47,794,479	$—	$70	$9,966		$51,851

B15

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2023
PGIM Core Ultra Short Bond Fund	$376,943	$23,621,922	$22,137,562	$—	$—	$1,861,303	1,861,303	$32,132
PGIM Institutional Money Market Fund	198,337	1,892,814	2,058,787	16	(67)	32,313	32,316	686	**

	$575,280	$25,514,736	$24,196,349	$16	$(67)	$1,893,616		$32,818

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2024
PGIM Core Ultra Short Bond Fund	$7,139,057	$79,645,470	$82,528,455	$—	$—	$4,256,072	4,256,072	$71,049
PGIM Institutional Money Market Fund	1,402,712	3,006,236	4,408,731	—	(5)	212	212	954	**

	$8,541,769	$82,651,706	$86,937,186	$—	$(5)	$4,256,284		$72,003

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2025
PGIM Core Ultra Short Bond Fund	$168,889	$117,463,217	$110,326,550	$—	$—	$7,305,556	7,305,556	$124,450
PGIM Institutional Money Market Fund	9	9	9	—	—	9	9	—

	$168,898	$117,463,226	$110,326,559	$—	$—	$7,305,565		$124,450

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2026
PGIM Core Ultra Short Bond Fund	$2,070,112	$145,588,009	$147,657,428	$—	$—	$693	693	$99,441
PGIM Institutional Money Market Fund	16,465,364	32,498,858	48,963,025	122	(1,260)	59	59	7,925	**

	$18,535,476	$178,086,867	$196,620,453	$122	$(1,260)	$752		$107,366

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2027
PGIM Core Short-Term Bond Fund	$—	$12,628,849	$—	$(81,144)	$—	$12,547,705	1,362,400	$128,850
PGIM Core Ultra Short Bond Fund	439,983	191,566,904	192,005,501	—	—	1,386	1,386	126,560
PGIM Institutional Money Market Fund	1,761,385	9,511,381	10,534,193	63	147	738,783	738,857	3,111	**

	$2,201,368	$213,707,134	$202,539,694	$(81,081)	$147	$13,287,874		$258,521

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2028
PGIM Core Ultra Short Bond Fund	$626,771	$123,781,544	$120,430,770	$—	$—	$3,977,545	3,977,545	$74,570
PGIM Institutional Money Market Fund	—	17,686,992	16,569,681	(94)	749	1,117,966	1,118,078	5,878	**

	$626,771	$141,468,536	$137,000,451	$(94)	$749	$5,095,511		$80,448

B16

Affiliated Mutual Fund*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Bond Portfolio 2029
PGIM Core Ultra Short Bond Fund	$—	$20,772,453	$18,977,170	$—	$—	$1,795,283	1,795,283	$10,534

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Global Real Estate
PGIM Core Ultra Short Bond Fund	$7,973,221	$110,757,946	$118,314,897	$—	$—	$416,270	416,270	$65,666
PGIM Institutional Money Market Fund	19,587,248	155,877,347	153,635,979	(1,710)	1,871	21,828,777	21,830,960	63,536	**

	$27,560,469	$266,635,293	$271,950,876	$(1,710)	$1,871	$22,245,047		$129,202

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
High Yield
PGIM Core Ultra Short Bond Fund	$17,731,601	$353,529,951	$365,112,045	$—	$—	$6,149,507	6,149,507	$442,051
PGIM Institutional Money Market Fund	110,673,506	376,607,730	354,075,311	(13,043)	2,678	133,195,560	133,208,881	888,803	**

	$128,405,107	$730,137,681	$719,187,356	$(13,043)	$2,678	$139,345,067		$1,330,854

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Investment Grade Bond
PGIM Core Ultra Short Bond Fund	$26,667,143	$8,286,780,619	$8,139,695,678	$—	$—	$173,752,084	173,752,084	$3,850,763
PGIM Institutional Money Market Fund	47,321,615	1,569,095,901	1,568,654,114	651	(8,259)	47,755,794	47,760,570	319,234	**

	$73,988,758	$9,855,876,520	$9,708,349,792	$651	$(8,259)	$221,507,878		$4,169,997

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Prudential Core Bond
PGIM Core Ultra Short Bond Fund	$206,243,335	$936,833,949	$1,133,214,091	$—	$—	$9,863,193	9,863,193	$2,724,035
PGIM Institutional Money Market Fund	45,467,510	115,737,022	149,497,560	(301)	(988)	11,705,683	11,706,854	57,542	**

	$251,710,845	$1,052,570,971	$1,282,711,651	$(301)	$(988)	$21,568,876		$2,781,577

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
QMA US Equity Alpha
PGIM Core Ultra Short Bond Fund	$10,179,786	$140,166,872	$130,785,823	$—	$—	$19,560,835	19,560,835	$223,489

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Quantitative Modeling
AST AB Global Bond	$42,413,239	$27,302,939	$32,593,485	$(1,181,742)	$1,356,817	$37,297,768	3,418,677	$—
AST AQR Emerging Markets Equity	3,391,472	956,651	3,025,086	(1,028,714)	614,461	908,784	87,467	—
AST AQR Large-Cap	131,065,423	42,905,669	69,983,632	(28,216,994)	17,732,264	93,502,730	5,555,718	—
AST AQR Large-Cap	2,522,502	4,451,102	3,110,880	(25,335)	67,477	3,904,866	360,893	—
AST BlackRock/ Loomis Bond Portfolio	12,490,438	22,418,143	15,137,981	(514,982)	475,392	19,731,010	1,456,163	—

B17

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST ClearBridge Dividend Growth	$74,139,729	$26,659,435	$44,320,926	$(14,718,286)	$11,211,256	$52,971,208	3,154,926	$—
AST Goldman Sachs Global Income	19,996,368	12,819,203	15,240,135	(591,258)	515,514	17,499,692	1,638,548	—
AST Goldman Sachs Large-Cap Value	38,277,916	11,245,093	33,054,202	(6,529,222)	4,533,839	14,473,424	509,090	—
AST Goldmans Sachs Mid-Cap Growth	6,338,827	2,418,660	4,194,269	(1,215,892)	975,397	4,322,723	479,238	—
AST Goldmans Sachs Small-Cap Value	2,927,612	—	—	(411,714)	—	2,515,898	123,268	—
AST Government Money Market	911,517	69,267	980,784	—	—	—	—	1,093
AST High Yield	5,800,392	3,145,287	4,174,236	(844,640)	725,250	4,652,053	471,333	—
AST Hotchkis & Wiley Large-Cap Value	48,360,105	34,150,156	30,867,399	(15,626,725)	6,892,038	42,908,175	1,680,038	—
AST International Growth	80,180,653	30,210,423	50,693,722	(21,024,116)	9,926,380	48,599,618	3,127,389	—
AST International Value	79,845,565	32,926,229	51,433,042	(18,861,659)	5,732,247	48,209,340	2,696,272	—
AST Investment Grade Bond	—	664,092,357	379,002,755	3,006,056	(130,558)	287,965,100	38,498,008	—
AST Jennison Large-Cap Growth	41,394,762	14,432,797	27,861,611	(9,295,695)	9,035,419	27,705,672	906,896	—
AST Loomis Sayles Large-Cap Growth	71,209,621	25,279,164	47,120,086	(17,014,223)	15,676,797	48,031,273	989,723	—
AST Lord Abbett Core Fixed Income	17,475,913	6,482,681	23,700,554	(563,225)	305,185	—	—	—
AST MFS Growth	41,144,073	13,575,108	28,333,961	(7,883,355)	9,174,894	27,676,759	1,142,723	—
AST MFS Large-Cap Value	59,412,832	18,154,101	28,079,611	(12,119,269)	5,840,435	43,208,488	2,392,497	—
AST Neuberger Berman/LSV Mid-Cap Value	2,988,195	1,291,959	1,528,904	(811,664)	284,524	2,224,110	76,246	—
AST Parametrics Emerging Markets Equity	1,832,109	491,774	1,645,442	(444,114)	251,024	485,351	55,852	—
AST PIMCO Dynamic Bond Portfolio	7,516,632	4,884,540	5,775,345	(116,210)	82,855	6,592,472	687,432	—
PGIM Core Ultra Short Bond Fund	6,746,829	44,819,852	46,281,473	—	—	5,285,208	5,285,208	132,951
AST Prudential Core Bond	60,065,747	39,490,352	46,470,383	(2,961,362)	2,511,703	52,636,057	4,314,431	—
AST QMA International Core Equity	39,987,029	36,263,543	27,655,538	(10,741,233)	3,297,471	41,151,272	3,810,303	—
AST QMA Large-Cap Value	131,462,979	41,229,831	71,027,610	(27,185,767)	18,187,659	92,667,092	5,365,784	—
AST Small-Cap Growth Opportunities	15,896,621	10,069,141	15,169,917	(5,546,209)	3,985,104	9,234,740	522,327	—
AST Small-Cap Growth	15,990,811	10,296,536	16,042,916	(5,157,129)	4,143,328	9,230,630	226,407	—
AST Small-Cap Value	26,619,260	17,608,001	23,915,146	(5,876,704)	1,060,666	15,496,077	652,466	—
AST T. Rowe Price Large-Cap Growth	51,429,475	16,710,966	35,722,715	(9,654,882)	11,950,465	34,713,309	964,527	—
AST T. Rowe Price Large-Cap Value	47,444,223	34,444,485	32,892,252	(10,201,731)	4,207,135	43,001,860	3,145,710	—
AST WEDGE Capital Mid-Cap Value	2,977,457	1,340,306	1,569,174	(836,326)	304,289	2,216,552	103,000	—
AST Wellington Management Global Bond	49,805,577	31,819,693	39,418,197	331,041	1,467,531	44,005,645	3,993,253	—
AST Western Asset Core Plus Bond	39,944,057	38,748,073	36,112,269	(2,854,301)	1,969,977	41,695,537	3,330,314	—
AST Western Asset Emerging Markets Debt	1,815,198	776,339	1,761,385	(247,939)	116,574	698,787	65,676	—

	$1,281,821,158	$1,323,979,856	$1,295,897,023	$(236,965,520)	$154,480,809	$1,227,419,280		$134,044

B18

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Western Asset Core Plus Bond
PGIM Core Ultra Short Bond Fund	$240,643,182	$2,114,446,144	$2,294,355,783	$—	$—	$60,733,543	60,733,543	$4,110,264
PGIM Institutional Money Market Fund	37,296,055	568,731,360	552,914,337	(1,168)	(10,549)	53,101,361	53,106,671	262,891	**

	$277,939,237	$2,683,177,504	$2,847,270,120	$(1,168)	$(10,549)	$113,834,904		$4,373,155

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Western Asset Emerging Markets Debt
PGIM Core Ultra Short Bond Fund	$2,283,056	$26,641,177	$28,221,542	$—	$—	$702,691	702,691	$67,123
PGIM Institutional Money Market Fund	331,756	10,745,844	10,437,822	6	189	639,973	640,037	4,310	**

	$2,614,812	$37,387,021	$38,659,364	$6	$189	$1,342,664		$71,433

*	The Funds/Portfolios did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

B19

The following Portfolios utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
Bond Portfolio 2020	$264,333	2.96%	18	$776,000	$—
Bond Portfolio 2021	466,944	2.87%	18	1,089,000	—
Bond Portfolio 2022	362,077	2.87%	13	1,865,000	—
Bond Portfolio 2023	143,000	2.83%	1	143,000	—
Bond Portfolio 2024	424,500	3.23%	12	2,727,000	—
Bond Portfolio 2026	1,072,135	3.32%	37	12,048,000	394,000
Bond Portfolio 2027	1,114,653	3.36%	49	12,281,000	414,000
Bond Portfolio 2028	587,667	3.32%	30	5,851,000	—
Global Real Estate	647,824	3.24%	17	3,115,000	—
High Yield	3,703,800	3.16%	15	13,068,000	—
Investment Grade Bond	8,132,545	3.36%	11	57,536,000	—
QMA US Equity Alpha	3,081,000	3.76%	2	3,081,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
Bond Portfolio 2019	3	100%	100%
Bond Portfolio 2020	2	97%	97%
Bond Portfolio 2021	3	100%	100%
Bond Portfolio 2022	3	100%	100%
Bond Portfolio 2023	2	97%	97%
Bond Portfolio 2024	2	96%	96%
Bond Portfolio 2025	2	98%	98%
Bond Portfolio 2026	3	100%	100%
Bond Portfolio 2027	3	100%	100%
Bond Portfolio 2028	3	100%	100%
Bond Portfolio 2029	4	99%	99%
Global Real Estate	3	97%	97%
High Yield	6	95%	95%
Investment Grade Bond	3	97%	97%
Prudential Core Bond	4	89%	89%
QMA US Equity Alpha	3	91%	91%
Quantitative Modeling	2	96%	96%
Western Asset Core Plus Bond	5	93%	93%
Western Asset Emerging Markets Debt	5	92%	92%

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9.	Reorganization

On March 12, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST Lord Abbett Core Fixed Income Portfolio (“Merged Portfolio”) for shares of AST Western Asset Core Plus Bond Portfolio (“Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on August 7, 2018 and the reorganization took place at the close of business on September 14, 2018.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investments Cost
AST Lord Abbett Core Fixed Income Portfolio	$1,280,984,497	$1,298,184,905

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on September 14, 2018:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Lord Abbett Core Fixed Income Portfolio	103,663,573	AST Western Asset Core Plus Bond Portfolio	103,989,612	$1,289,479,077

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on Investments	Acquiring Portfolio	Net Assets
AST Lord Abbett Core Fixed Income Portfolio	$1,289,479,077	$(17,200,408)	AST Western Asset Core Plus Bond Portfolio	$2,956,896,329

Assuming the acquisition had been completed on January 1, 2018, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2018 would have been as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized loss on investments(b)	Net decrease in net assets resulting from operations
AST Western Asset Core Plus Bond Portfolio	$138,189,754	$(232,243,923)	$(94,054,169)

(a) Net investment income as reported in the Statement of Operations (Year ended December 31, 2018) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: AST Lord Abbett Core Fixed Income Portfolio $28,009,556.

(b) Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2018) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: AST Lord Abbett Core Fixed Income Portfolio $(56,823,045).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since September 14, 2018 for the Plan.

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10.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolio will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolio may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

B22

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolio already owns), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

11.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the

B23

fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

12.	Subsequent Event

On September 12-13, 2018 and November 27-28, 2018, the Board approved the replacement of PGIM Real Estate, a division of PGIM, Inc. as the subadviser to the AST Global Real Estate Portfolio with Cohen and Steers Capital Management, Inc., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, Cohen & Steers). This change became effective on January 28, 2019.

The Board also approved changing the name of the Portfolio to the AST Cohen & Steers Global Realty Portfolio. This change is expected to become effective on or about May 1, 2019.

B24

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.61		$10.53	$10.38	$10.27	$9.85

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.07	0.02	0.03	0.09
Net realized and unrealized gain (loss) on investments	(0.10)		0.01	0.13	0.08	0.33

Total from investment operations	0.06		0.08	0.15	0.11	0.42

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$10.67		$10.61	$10.53	$10.38	$10.27

Total Return(a)	0.57	%(f)	0.76%	1.45%	1.07%	4.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$161.6		$43.0	$59.6	$69.4	$74.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%		0.93%	0.93%	0.96%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	0.88%		1.01%	0.96%	0.96%	0.94%
Net investment income (loss)	1.49%		0.69%	0.22%	0.26%	0.86%
Portfolio turnover rate(g)(h)	95%		78%	193%	153%	153%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2020
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.84		$6.78	$6.65	$6.55	$6.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.08	0.06	0.04	0.07
Net realized and unrealized gain (loss) on investments	(0.09)		(0.02)	0.07	0.06	0.31

Total from investment operations	0.02		0.06	0.13	0.10	0.38

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$6.86		$6.84	$6.78	$6.65	$6.55

Total Return(a)	0.29	%(f)	0.88%	1.95%	1.53%	6.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$52.9		$58.1	$120.4	$156.5	$163.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.91%	0.84%	0.85%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	1.03%		0.91%	0.84%	0.85%	0.84%
Net investment income (loss)	1.61%		1.11%	0.89%	0.54%	1.08%
Portfolio turnover rate(g)(h)	86%		57%	111%	157%	214%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$14.79		$14.56	$14.27	$14.02	$13.01

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27		0.20	0.16	0.14	0.20
Net realized and unrealized gain (loss) on investments	(0.26)		0.03	0.13	0.11	0.81

Total from investment operations	0.01		0.23	0.29	0.25	1.01

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$14.80		$14.79	$14.56	$14.27	$14.02

Total Return(a)	0.07	%(f)	1.58%	2.03%	1.78%	7.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$96.1		$112.0	$205.7	$272.2	$268.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%		0.84%	0.79%	0.80%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.88%		0.84%	0.79%	0.80%	0.83%
Net investment income (loss)	1.83%		1.34%	1.08%	0.97%	1.43%
Portfolio turnover rate(g)(h)	72%		62%	137%	169%	281%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2022
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$13.60		$13.39	$13.15	$12.88	$11.67

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.16	0.14	0.11	0.15
Net realized and unrealized gain (loss) on investments	(0.25)		0.05	0.10	0.16	1.06

Total from investment operations	(0.02)		0.21	0.24	0.27	1.21

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$13.58		$13.60	$13.39	$13.15	$12.88

Total Return(a)	(0.15	)%(f)	1.57%	1.83%	2.10%	10.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$68.0		$87.7	$175.6	$195.1	$78.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.88%	0.80%	0.85%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.94%		0.88%	0.80%	0.85%	0.93%
Net investment income (loss)	1.71%		1.18%	0.98%	0.85%	1.22%
Portfolio turnover rate(g)(h)	57%		54%	186%	178%	325%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2023
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.40		$11.21	$11.01	$10.70	$9.51

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.11	0.03	— (d)	0.12
Net realized and unrealized gain (loss) on investments	(0.21)		0.08	0.17	0.31	1.07

Total from investment operations	(0.03)		0.19	0.20	0.31	1.19

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$11.37		$11.40	$11.21	$11.01	$10.70

Total Return(a)	(0.26	)%(f)	1.69%	1.82%	2.90%	12.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.9		$35.2	$59.6	$37.3	$244.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.93%	0.93%	0.91%	0.78%
Expenses Before Waivers and/or Expense Reimbursement	1.14%		1.07%	1.07%	0.97%	0.79%
Net investment income (loss)	1.60%		0.97%	0.27%	0.04%	1.18%
Portfolio turnover rate(g)(h)	45%		54%	153%	323%	132%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2024
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.88		$10.70	$10.49		$10.21	$8.91

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.11	0.09		0.02	0.11
Net realized and unrealized gain (loss) on investments	(0.25)		0.07	0.12		0.26	1.19

Total from investment operations	(0.07)		0.18	0.21		0.28	1.30

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$10.81		$10.88	$10.70		$10.49	$10.21

Total Return(a)	(0.64	)%(g)	1.68%	2.00	%(g)	2.74%	14.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$94.4		$78.8	$8.0		$13.1	$208.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%		0.93%	0.93%		0.93%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.91%		1.18%	1.80%		1.05%	0.82%
Net investment income (loss)	1.72%		1.05%	0.80%		0.22%	1.14%
Portfolio turnover rate(h)(i)	89%		113%	119%		270%	165%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2025
	Year Ended December 31,					January 2, 2014(c) through December 31, 2014
	2018		2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$12.25		$12.03	$11.74	$11.51	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.16	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.32)		0.06	0.15	0.09	1.40

Total from investment operations	(0.09)		0.22	0.29	0.23	1.51

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period	$12.16		$12.25	$12.03	$11.74	$11.51

Total Return(a)	(0.73	)%(g)	1.83%	2.47%	2.00%	15.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$123.4		$13.3	$33.0	$567.5	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.93%	0.79%	0.77%	0.99	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.94%		1.64%	0.79%	0.77%	1.11	%(h)
Net investment income (loss)	1.94%		1.27%	1.08%	1.19%	1.04	%(h)
Portfolio turnover rate(i)(j)	95%		97%	131%	313%	325%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the period includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2026
	Year Ended December 31,			January 2, 2015(c) through December 31, 2015
	2018	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.58	$10.33	$10.12	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.30)	0.12	0.10	0.02

Total from investment operations	(0.11)	0.25	0.21	0.12

Net Asset Value, end of period	$10.47	$10.58	$10.33	$10.12

Total Return(a)	(1.04)%	2.42%	2.08%	1.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$195.2	$215.0	$340.6	$115.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.81%	0.81%	0.89	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.81%	0.81%	0.81%	0.91	%(e)
Net investment income (loss)	1.90%	1.28%	0.99%	1.03	%(e)
Portfolio turnover rate(f)(g)	101%	67%	203%	283%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2027
	Year Ended December 31,			January 4, 2016(c) through December 31, 2016
	2018		2017
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.32		$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.31)		0.12	(0.02)

Total from investment operations	(0.12)		0.26	0.06

Capital Contributions	—	(e)(f)	—	—

Net Asset Value, end of period	$10.20		$10.32	$10.06

Total Return(a)	(1.16	)%(g)	2.58%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$236.0		$257.3	$399.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%		0.80%	0.84	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.80%		0.80%	0.84	%(h)
Net investment income (loss)	1.90%		1.34%	0.77	%(h)
Portfolio turnover rate(i)(j)	102%		65%	175%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2028
	Year Ended December 31, 2018		January 3, 2017(c) through December 31, 2017
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.22		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.12
Net realized and unrealized gain (loss) on investments	(0.39)		0.10

Total from investment operations	(0.21)		0.22

Capital Contributions	—	(e)(f)	—

Net Asset Value, end of period	$10.01		$10.22

Total Return(a)	(2.05	)%(g)	2.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$75.9		$12.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.93	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.96%		2.42	%(h)
Net investment income (loss)	1.88%		1.23	%(h)
Portfolio turnover rate(i)(j)	138%		140%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Bond Portfolio 2029
	January 2, 2018(c) through December 31, 2018
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17
Net realized and unrealized gain (loss) on investments	(0.33)

Total from investment operations	(0.16)

Net Asset Value, end of period	$9.84

Total Return(a)	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.49	%(e)
Net investment income (loss)	1.82	%(e)
Portfolio turnover rate(f)(g)	171%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.53		$11.30	$11.20		$11.21	$9.84

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.24	0.18		0.16	0.19
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.84)		0.99	(0.10)		(0.17)	1.18

Total from investment operations	(0.60)		1.23	0.08		(0.01)	1.37

Capital Contributions	0.01	(d)	—	0.02	(e)	—	—

Net Asset Value, end of year	$11.94		$12.53	$11.30		$11.20	$11.21

Total Return(a)	(4.71	)%(f)	10.88%	0.89	%(g)	(0.09)%	13.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$336.2		$430.0	$415.9		$535.7	$654.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%		1.14%	1.14%		1.14%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.14%		1.14%	1.14%		1.14%	1.13%
Net investment income (loss)	1.98%		1.99%	1.61%		1.44%	1.62%
Portfolio turnover rate(h)	67%		68%	84%		69%	57%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST High Yield Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.07		$9.37	$8.12		$8.42	$8.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.60		0.56	0.55		0.48	0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.80)		0.14	0.70		(0.78)	(0.28)

Total from investment operations	(0.20)		0.70	1.25		(0.30)	0.21

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$9.87		$10.07	$9.37		$8.12	$8.42

Total Return(a)	(1.99	)%(g)	7.47%	15.39	%(g)	(3.56)%	2.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$726.8		$957.9	$1,192.2		$1,372.4	$1,169.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.86%		0.85%	0.85%		0.85%	0.79%
Expenses Before Waivers and/or Expense Reimbursement	0.86%		0.85%	0.85%		0.85%	0.86%
Net investment income (loss)	5.92%		5.69%	6.30%		5.63%	5.74%
Portfolio turnover rate(h)(i)	44%		52%	47%		49%	52%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$7.50	$7.19	$6.90		$6.82	$6.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.18	0.14		0.16	0.21
Net realized and unrealized gain (loss) on investments	(0.22)	0.13	0.15		(0.08)	0.22

Total from investment operations	(0.02)	0.31	0.29		0.08	0.43

Capital Contributions	—	—	—	(d)(e)	—	—

Net Asset Value, end of year	$7.48	$7.50	$7.19		$6.90	$6.82

Total Return(a)	(0.27)%	4.31%	4.20	%(f)	1.17%	6.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,090.4	$2,406.4	$5,109.5		$4,549.7	$1,418.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.70%	0.70%	0.70%		0.71%	0.75%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.74%	0.74%		0.74%	0.78%
Net investment income (loss)	2.75%	2.41%	1.95%		2.28%	3.13%
Portfolio turnover rate(g)(h)	177%	96%	551%		401%	281%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.30	$11.64	$11.17		$11.20	$10.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.29	0.28		0.25	0.24
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.44)	0.37	0.19		(0.28)	0.40

Total from investment operations	(0.10)	0.66	0.47		(0.03)	0.64

Capital Contributions	—	—	—	(d)(e)	—	—

Net Asset Value, end of year	$12.20	$12.30	$11.64		$11.17	$11.20

Total Return(a)	(0.81)%	5.67%	4.21	%(f)	(0.27)%	6.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,767.3	$3,008.4	$3,139.3		$3,410.2	$3,994.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.74%	0.74%		0.74%	0.75%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.74%	0.76%		0.78%	0.78%
Net investment income (loss)	2.80%	2.41%	2.37%		2.19%	2.23%
Portfolio turnover rate(g)(h)	176%	188%	172%		310%	327%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$30.55		$24.99		$21.76		$21.11		$18.01

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.13		0.22		0.22		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.69)		5.43		3.00		0.43		2.98

Total from investment operations	(2.51)		5.56		3.22		0.65		3.10

Capital Contributions	—	(d)(e)	—		0.01	(f)	—		—

Net Asset Value, end of year	$28.04		$30.55		$24.99		$21.76		$21.11

Total Return(a)	(8.22	)%(g)	22.25%		14.84	%(h)	3.08%		17.21%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$584.0		$737.7		$654.8		$582.7		$590.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.57	%(i)	1.61	%(i)	1.67	%(i)	1.54	%(i)	1.51	%(i)
Expenses Before Waivers and/or Expense Reimbursement	1.57	%(i)	1.61	%(i)	1.67	%(i)	1.54	%(i)	1.51	%(i)
Net investment income (loss)	0.59%		0.49%		0.97%		1.01%		0.74%
Portfolio turnover rate(j)(k)	83%		89%		94%		105%		103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 14.79%.

(i)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.47%, 0.51%, 0.56%, 0.42% and 0.38% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(j)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(k)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)	2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.69	$14.13	$13.29	$13.27	$12.46

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.04)	2.60	0.88	0.06	0.84

Total from investment operations	(1.08)	2.56	0.84	0.02	0.81

Net Asset Value, end of year	$15.61	$16.69	$14.13	$13.29	$13.27

Total Return(a)	(6.47)%	18.12%	6.32%	0.15%	6.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,227.6	$1,281.7	$1,025.6	$893.8	$658.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.26%	0.26%	0.26%	0.27%	0.28%
Expenses Before Waivers and/or Expense Reimbursement	0.26%	0.26%	0.27%	0.27%	0.28%
Net investment income (loss)	(0.25)%	(0.26)%	(0.26)%	(0.27)%	(0.28)%
Portfolio turnover rate(d)	96%	20%	64%	63%	22%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.81		$12.05	$11.45		$11.33	$10.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41		0.39	0.38		0.34	0.32
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.70)		0.37	0.22		(0.22)	0.45

Total from investment operations	(0.29)		0.76	0.60		0.12	0.77

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$12.52		$12.81	$12.05		$11.45	$11.33

Total Return(a)	(2.26	)%(g)	6.31%	5.24	%(g)	1.06%	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,769.6		$3,070.8	$3,053.7		$3,358.7	$3,797.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%		0.74%	0.66%		0.58%	0.61%
Expenses Before Waivers and/or Expense Reimbursement	0.77%		0.78%	0.78%		0.78%	0.79%
Net investment income (loss)	3.33%		3.13%	3.15%		2.95%	2.94%
Portfolio turnover rate(h)(i)	251%		214%	155%		170%	245%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.40	$10.43	$9.43	$9.73	$9.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.47	0.55	0.51	0.44	0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.23)	0.42	0.49	(0.74)	(0.36)

Total from investment operations	(0.76)	0.97	1.00	(0.30)	0.13

Net Asset Value, end of year	$10.64	$11.40	$10.43	$9.43	$9.73

Total Return(a)	(6.67)%	9.30%	10.60%	(3.08)%	1.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$50.4	$97.6	$163.0	$148.9	$421.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.05%	0.99%	0.99%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.10%	1.04%	1.04%	1.00%
Net investment income (loss)	4.30%	4.94%	4.94%	4.57%	4.88%
Portfolio turnover rate(d)(e)	35%	42%	42%	51%	35%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(e)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations and cash flows for the year or periods listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations and cash flows for the year or periods listed in the Appendix, changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 19, 2019

D1

Appendix

AST Bond Portfolio 2019

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2020

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2021

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2022

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2023

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2024

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2025

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2026

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2027

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2028

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for the year ended December 31, 2018 and the period from January 3, 2017 (commencement of operations) through December 31, 2017

AST Bond Portfolio 2029

Statements of operations and changes in net assets for the period from January 2, 2018 (commencement of operations) through December 31, 2018

AST Global Real Estate Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST High Yield Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

D2

AST Investment Grade Bond Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Prudential Core Bond Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST QMA US Equity Alpha Portfolio

Statements of operations and cash flows for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Quantitative Modeling Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Western Asset Core Plus Bond Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Western Asset Emerging Markets Debt Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

D3

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993- 1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010- December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003- September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012- June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984- December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010- August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005

Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017- 2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007- December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust	January 31, 2019

Advanced Series Trust Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST Multi-Sector Fixed Income Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-5.59%	3.80%	2.65%
Blended Index	-4.73	4.12	2.93
Bloomberg Barclays US Long Corporate Index	-7.24	4.96	3.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Multi-Sector Fixed Income Portfolio returned -5.59%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg Barclays US Long Corporate Index.

The Portfolio’s investment objective is to seek to maximize total return consistent with the preservation of capital.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

Long US corporate bonds had a volatile 2018 and were among the worst-performing fixed income asset classes. For the year, long US corporate spreads widened by 64 basis points (bps) and posted an excess return of -651 bps over similar-maturity US Treasuries, according to Bloomberg Barclays. (A basis point is 0.01%.)

What strategies or holdings affected the Portfolio’s performance?

Overall security selection was the largest detractor from the Portfolio’s performance during the reporting period. This was mostly due to selection within investment-grade corporate bonds. Within its holdings of corporate bonds, the Portfolio was hurt by positioning in the banking, automotive, health care & pharmaceutical, and chemicals sectors. Meanwhile, positioning in the capital goods, electric & water, tobacco, and consumer non-cyclical sectors added to performance for the period. In terms of specific holdings, the Portfolio benefited from its underweights to General Electric Co. (capital goods), Petroleos Mexicanos (foreign non-corporate), Anheuser-Busch InBev (consumer non-cyclical), and CVS Health Corp. (health care & pharmaceutical). An overweight to American Electric Power (electric & water) was also positive. Meanwhile, overweights to

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Multi-Sector Fixed Income Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Ford Motor Co. (automotive), PG&E Corp. (electric & water), and General Motors Co. (automotive), coupled with an underweight to Comcast Corp. (cable & satellite), hurt performance. Security selection in emerging markets debt and agencies also limited results. From a sector allocation standpoint, the Portfolio benefited from its underweights to investment-grade corporate bonds and emerging markets debt. However, this was offset by overweights to commercial mortgage-backed securities and municipal bonds, which detracted from returns. The Portfolio’s duration and yield curve strategies marginally detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

During the period, the Portfolio used futures to manage interest rate risk, which is more efficient than managing this type of risk through the purchase and sale of cash bonds. The Portfolio also used a currency swap and foreign exchange currency forwards to hedge the currency risk of two non-US dollar holdings. The use of these derivatives had no material impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of Bloomberg Barclays US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg Barclays US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

Bloomberg Barclays U.S. Long Corporate Index is an unmanaged index designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST Multi-Sector Fixed Income
Fund Composition	(% of Net Assets	)
Corporate Bonds	86.2%
Commercial Mortgage-Backed Securities	8.2%
Municipal Bonds	1.8%
Sovereign Bonds	0.2%
Preferred Stocks	0.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Multi-Sector Fixed Income	Actual	$1,000.00	$998.30	0.74%	$3.73
Portfolio	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 96.6% COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Bank, Series 2018-BN15, Class A3	4.138%	11/15/61	13,000	$13,465,247
BENCHMARK Mortgage Trust, Series 2018-B7, Class A3	4.241%	11/15/51	13,000	13,563,122
CD Commercial Mortgage Trust, Series 2018-CD7, Class A3	4.013%	08/15/51	25,000	25,592,658
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%	05/10/47	6,469	6,537,426
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%	07/10/47	20,000	20,002,952
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%	04/10/48	15,000	14,543,325
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%	06/10/48	15,000	15,002,159
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%	09/10/58	20,000	20,084,434
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%	05/10/49	20,000	19,346,552
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A3	2.575%	08/10/49	17,500	16,422,366
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%	04/10/49	19,800	19,250,114
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%	07/10/49	35,000	32,854,115
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A4	3.458%	12/10/49	5,500	5,481,289
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A3	3.442%	04/14/50	20,000	19,741,722
Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A3	4.145%	11/10/51	16,375	17,014,928
Commercial Mortgage Trust, Series 2014-CR15, Class A3	3.796%	02/10/47	8,000	8,165,103
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%	07/15/47	10,000	10,062,115
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%	11/10/47	23,000	22,889,671
Commercial Mortgage Trust, Series 2014-UBS4, Class A4	3.420%	08/10/47	20,000	20,025,619
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%	12/10/47	2,000	1,996,666
Commercial Mortgage Trust, Series 2015-CR22, Class A4	3.048%	03/10/48	15,000	14,698,925
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%	10/10/48	17,000	16,868,058
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%	02/10/48	10,000	9,798,899
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%	07/10/48	17,000	16,958,867
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%	07/10/50	13,500	13,575,144
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%	10/10/49	25,000	23,676,408
Commercial Mortgage Trust, Series 2016-DC2, Class A4	3.497%	02/10/49	18,000	17,907,055
Commercial Mortgage Trust, Series 2017-COR2, Class A2	3.239%	09/10/50	45,000	43,480,400
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3	3.446%	08/15/48	19,000	18,919,465

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%	11/15/48	29,500	$29,468,485
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A4	3.766%	04/15/51	15,000	15,038,435
DBJPM Mortgage Trust, Series 2016-C1, Class A3A	3.015%	05/10/49	10,000	9,685,542
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%	08/10/49	15,000	14,102,165
DBJPM Mortgage Trust, Series 2017-C6, Class A3	3.269%	06/10/50	45,800	45,282,286
GS Mortgage Securities Trust, Series 2014-GC22, Class A4	3.587%	06/10/47	15,000	15,149,481
GS Mortgage Securities Trust, Series 2016-GS2, Class A3	2.791%	05/10/49	20,000	19,039,490
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%	10/10/49	25,000	23,445,788
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%	01/15/47	3,677	3,756,246
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A3A1	3.538%	09/15/47	15,000	15,063,416
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A4	3.551%	07/15/48	18,000	18,071,156
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%	06/15/45	62	62,131
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%	04/15/46	918	896,747
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3	2.559%	08/15/49	17,500	16,405,739
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A3	3.473%	12/15/47	22,000	21,920,129
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%	08/15/49	10,000	9,321,093
UBS Commercial Mortgage Trust, Series 2017-C5, Class A4	3.212%	11/15/50	10,000	9,651,471
UBS Commercial Mortgage Trust, Series 2018-C12, Class A4	4.030%	08/15/51	25,000	25,565,903
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%	08/15/50	15,000	15,099,777
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%	06/15/48	13,200	13,131,501
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%	04/15/50	15,000	14,581,331
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%	07/15/48	25,000	23,577,233
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%	10/15/49	35,000	32,881,384
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%	11/15/49	20,000	18,789,904
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A3	3.330%	12/15/50	15,000	14,636,501

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $948,826,272)				922,548,138

CORPORATE BONDS — 86.2%
Aerospace & Defense — 0.4%
Harris Corp., Sr. Unsec’d. Notes	4.400%	06/15/28	6,500	6,470,553
L3 Technologies, Inc., Gtd. Notes	3.850%	06/15/23	5,675	5,683,820

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Aerospace & Defense (continued)
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800%	03/01/45	6,183	$5,633,665
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.090%	09/15/52	5,135	4,793,066
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%	06/01/43	500	505,466
Northrop Grumman Systems Corp., Gtd. Notes	7.875%	03/01/26	2,000	2,454,842
United Technologies Corp., Sr. Unsec’d. Notes	4.150%	05/15/45	1,150	1,028,475
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	5,700	5,385,022
United Technologies Corp., Sr. Unsec’d. Notes	4.625%	11/16/48	10,565	10,202,486
United Technologies Corp., Sr. Unsec’d. Notes	6.050%	06/01/36	5,000	5,691,828

				47,849,223

Agriculture — 1.1%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	8,580	8,236,598
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	501	730,951
Archer-Daniels-Midland Co., Sr. Unsec’d. Notes(a)	3.750%	09/15/47	10,450	9,436,554
BAT Capital Corp. (United Kingdom), Gtd. Notes	2.764%	08/15/22	15,450	14,592,829
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.557%	08/15/27	12,900	11,451,928
BAT Capital Corp. (United Kingdom), Gtd. Notes	4.390%	08/15/37	39,700	32,493,190
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950%	07/21/20	9,900	9,752,143
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	02/11/23	15,483	15,024,200
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43	250	220,617
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%	11/15/41	1,628	1,480,543
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	1,000	949,601
Reynolds American, Inc. (United Kingdom), Gtd. Notes	5.700%	08/15/35	2,240	2,187,201
Reynolds American, Inc. (United Kingdom), Gtd. Notes	5.850%	08/15/45	6,490	6,029,403
Reynolds American, Inc. (United Kingdom), Gtd. Notes	6.875%	05/01/20	8,000	8,324,579
Reynolds American, Inc. (United Kingdom), Gtd. Notes	7.000%	08/04/41	3,275	3,518,519
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%	05/01/40	650	775,323

				125,204,179

Airlines — 1.1%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	01/15/27	4,424	4,389,832
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950%	07/15/24	8,227	8,350,503
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28	10,074	9,573,379
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.600%	03/22/29	3,729	3,588,984
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.575%	07/15/29	4,875	4,785,730
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983%	10/19/23	308	321,344
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	02/10/24	444	479,408
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.600%	12/04/20	7,800	7,669,840
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	10,570	10,499,780

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Airlines (continued)
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625%	03/15/22		40,260	$39,398,041
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	7.027%	05/01/21		1,830	1,880,055
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300%	02/15/27		2,668	2,724,282
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	10/11/27		1,385	1,379,792
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates	3.750%	03/03/28		4,561	4,458,150
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%	04/07/30		21,784	20,004,408
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	3.950%	05/15/27		216	217,062

					119,720,590

Auto Manufacturers — 2.6%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250%	03/02/20		15,135	14,931,250
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%	01/06/22		1,300	1,269,798
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.875%	03/10/21		3,500	3,457,523
Ford Holdings LLC, Gtd. Notes	9.300%	03/01/30		2,450	2,866,745
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43		17,868	13,779,538
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46		5,855	4,806,843
Ford Motor Co., Sr. Unsec’d. Notes	6.375%	02/01/29		2,870	2,867,935
Ford Motor Co., Sr. Unsec’d. Notes	6.625%	10/01/28		16,745	16,910,988
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31		9,116	9,398,814
Ford Motor Co., Sr. Unsec’d. Notes	7.750%	06/15/43		1,510	1,560,722
Ford Motor Co., Sr. Unsec’d. Notes	8.900%	01/15/32		891	1,002,132
Ford Motor Co., Sr. Unsec’d. Notes	9.980%	02/15/47		5,300	6,631,874
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22		7,350	6,902,138
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.813%	10/12/21		1,835	1,782,141
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.687%	06/09/25		34,740	32,219,200
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25		800	747,754
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35		4,785	4,068,549
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43		45,045	42,222,611
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36		4,580	4,458,643
General Motors Financial Co., Inc., Gtd. Notes	3.150%	01/15/20		7,200	7,156,428
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21		8,500	8,302,853
General Motors Financial Co., Inc., Gtd. Notes	3.450%	01/14/22		11,580	11,221,382
General Motors Financial Co., Inc., Gtd. Notes	3.700%	11/24/20		7,450	7,419,877
General Motors Financial Co., Inc., Gtd. Notes	3.950%	04/13/24		3,525	3,347,728
General Motors Financial Co., Inc., Gtd. Notes	4.000%	10/06/26		6,525	5,858,286
General Motors Financial Co., Inc., Gtd. Notes	4.350%	01/17/27		4,835	4,450,309
General Motors Financial Co., Inc., Gtd. Notes	5.250%	03/01/26		11,130	10,890,739
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	4.200%	11/06/21		20,500	20,490,775
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	3.875%	11/13/20		6,225	6,255,370
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	4.000%	11/12/21		3,860	3,857,603
Volkswagen International Finance NV (Germany), Gtd. Notes	1.875%	03/30/27	EUR	15,000	16,272,299
Volkswagen Leasing GmbH (Germany), Gtd. Notes, EMTN	1.625%	08/15/25	EUR	10,000	11,042,381

					288,451,228

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Auto Parts & Equipment — 0.3%
Aptiv Corp., Gtd. Notes	4.150%		03/15/24		7,000	$7,006,964
Aptiv PLC, Gtd. Notes	3.150%		11/19/20		2,480	2,455,206
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000%		04/29/20		7,216	7,183,283
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.500%		04/29/22		7,747	7,567,377
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25		5,444	5,066,552

						29,279,382

Banks — 8.9%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.125%		02/23/23		6,600	6,239,943
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.500%		04/11/22		5,000	4,906,701
Banco Santander SA (Spain), Sr. Unsec’d. Notes	4.379%		04/12/28		12,600	11,764,941
Bank of America Corp., Series FF, Jr. Sub. Notes	5.875%	(ff)	—	(rr)	3,315	3,016,649
Bank of America Corp., Series AA, Jr. Sub. Notes	6.100%	(ff)	—	(rr)	6,300	6,205,499
Bank of America Corp., Series X, Jr. Sub. Notes	6.250%	(ff)	—	(rr)	5,075	5,014,099
Bank of America Corp., Series DD, Jr. Sub. Notes	6.300%	(ff)	—	(rr)	3,075	3,123,124
Bank of America Corp., Series Z, Jr. Sub. Notes	6.500%	(ff)	—	(rr)	2,000	2,024,999
Bank of America Corp., Sr. Unsec’d. Notes	3.419%	(ff)	12/20/28		24,217	22,622,299
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		5,500	5,416,725
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.271%	(ff)	07/23/29		3,600	3,583,103
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	(ff)	01/20/48		30,835	29,633,424
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44		30,900	31,977,498
Bank of America Corp., Sub. Notes	6.110%		01/29/37		1,000	1,099,037
Bank of America Corp., Series L, Sub. Notes, MTN	3.950%		04/21/25		10,185	9,868,603
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25		12,425	12,103,767
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		33,340	32,959,765
Bank of New York Mellon Corp. (The), Series F, Jr. Sub. Notes	4.625%	(ff)	—	(rr)	11,245	10,078,331
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650%		03/16/25		27,325	25,186,518
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.950%		01/10/47		6,480	5,726,356
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.972%	(ff)	05/16/29		11,490	11,078,400
Barclays PLC (United Kingdom), Sub. Notes	5.200%		05/12/26		12,800	12,269,850
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A	4.400%		08/14/28		9,700	9,467,597
BPCE SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.250%		01/11/28		4,000	3,707,968
Citigroup, Inc., Series R, Jr. Sub. Notes	6.125%	(ff)	—	(rr)	7,500	7,321,875
Citigroup, Inc., Series T, Jr. Sub. Notes	6.250%	(ff)	—	(rr)	3,960	3,792,492
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	(ff)	07/24/28		34,800	32,874,760
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26		1,800	1,730,635
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28		4,385	4,231,125
Citigroup, Inc., Sr. Unsec’d. Notes	4.650%		07/23/48		9,600	9,382,229
Citigroup, Inc., Sr. Unsec’d. Notes	5.875%		01/30/42		8,365	9,454,152
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		02/15/98		2,825	3,537,601
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		2,000	2,774,701
Citigroup, Inc., Sub. Notes	4.400%		06/10/25		5,400	5,284,679
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		6,160	5,937,112
Citigroup, Inc., Sub. Notes	4.600%		03/09/26		425	419,450
Citigroup, Inc., Sub. Notes	4.750%		05/18/46		17,795	16,450,748

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Citigroup, Inc., Sub. Notes	5.500%		09/13/25		6,146	$6,449,542
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24		1,000	981,190
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	2.997%	(ff)	12/14/23		10,000	9,515,874
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.869%	(ff)	01/12/29		12,455	11,587,020
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.207%	(ff)	06/12/24		4,560	4,548,197
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.282%		01/09/28		7,135	6,883,171
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750%		03/26/25		1,665	1,587,672
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23		16,907	16,590,618
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	3.150%		01/22/21		26,985	26,077,737
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	3.950%		02/27/23		1,500	1,412,357
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	4.250%		02/04/21		13,575	13,378,380
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26		2,205	2,021,977
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23		725	725,167
Goldman Sachs Group, Inc. (The), Series O, Jr. Sub. Notes	5.300%	(ff)	—	(rr)	5,250	4,698,750
Goldman Sachs Group, Inc. (The), Series M, Jr. Sub. Notes	5.375%	(ff)	—	(rr)	8,100	7,826,787
Goldman Sachs Group, Inc. (The), Series L, Jr. Sub. Notes(a)	5.700%	(ff)	—	(rr)	3,325	3,242,208
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25		10,540	9,990,984
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26		9,640	8,903,995
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25		2,700	2,583,285
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26		1,500	1,418,469
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27		42,400	39,883,452
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.223%	(ff)	05/01/29		13,860	13,338,702
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		700	732,924
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24		180	177,619
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44		500	476,164
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%		05/22/45		8,275	7,738,280
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24		5,000	4,962,053
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25		1,560	1,514,119
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.950%		03/29/27		6,800	6,524,893
JPMorgan Chase & Co., Series CC, Jr. Sub. Notes	4.625%	(ff)	—	(rr)	23,500	19,913,900
JPMorgan Chase & Co., Series V, Jr. Sub. Notes	5.000%	(ff)	—	(rr)	7,000	6,755,000
JPMorgan Chase & Co., Series Q, Jr. Sub. Notes	5.150%	(ff)	—	(rr)	1,800	1,714,680

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Series Z, Jr. Sub. Notes	5.300%	(ff)	—	(rr)	6,990	$6,902,625
JPMorgan Chase & Co., Series I, Jr. Sub. Notes, 3 Month LIBOR + 3.470%	5.990%	(c)	—	(rr)	3,156	3,112,605
JPMorgan Chase & Co., Series X, Jr. Sub. Notes	6.100%	(ff)	—	(rr)	6,000	5,962,500
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.782%	(ff)	02/01/28		5,000	4,853,599
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.882%	(ff)	07/24/38		45,267	41,110,945
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.964%	(ff)	11/15/48		24,300	21,509,436
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.005%	(ff)	04/23/29		11,035	10,818,296
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	(ff)	07/24/48		3,525	3,154,732
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.260%	(ff)	02/22/48		34,470	32,060,009
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.452%	(ff)	12/05/29		1,500	1,525,717
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%		01/06/42		250	274,592
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%		07/15/41		1,100	1,239,282
JPMorgan Chase & Co., Sub. Notes	4.125%		12/15/26		9,450	9,220,182
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		01/11/27		10,000	9,186,974
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes(a)	2.998%		02/22/22		17,140	16,900,006
Morgan Stanley, Series H, Jr. Sub. Notes	5.450%	(ff)	—	(rr)	3,675	3,574,379
Morgan Stanley, Series J, Jr. Sub. Notes	5.550%	(ff)	—	(rr)	5,215	5,061,158
Morgan Stanley, Sr. Unsec’d. Notes(a)	4.375%		01/22/47		22,700	21,484,180
Morgan Stanley, Sr. Unsec’d. Notes	4.457%	(ff)	04/22/39		8,035	7,779,394
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24		3,760	3,697,548
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.772%	(ff)	01/24/29		5,350	5,118,745
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26		589	574,494
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25		15,405	15,197,805
Morgan Stanley, Series F, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24		1,190	1,184,313
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	(ff)	07/22/38		17,130	15,609,889
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%		07/24/42		5,875	7,189,806
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		420	408,158
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23		60	60,087
Nordea Bank ABP (Finland), Sr. Unsec’d. Notes, 144A	3.750%		08/30/23		6,865	6,771,399
Nordea Bank ABP (Finland), Sub. Notes, 144A	4.250%		09/21/22		2,000	2,010,233
People’s United Bank NA, Sub. Notes	4.000%		07/15/24		510	511,359
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875%		09/12/23		5,900	5,656,256
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.076%	(ff)	01/27/30		13,450	12,969,374
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.450%		12/03/21		17,100	17,396,268
State Street Corp., Series F, Jr. Sub. Notes(a)	5.250%	(ff)	—	(rr)	5,005	4,911,156
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.491%		05/23/23		18,640	18,178,316
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25		32,859	32,737,502
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%		03/23/28		1,380	1,360,734
Wells Fargo & Co., Sub. Notes, GMTN	4.900%		11/17/45		8,905	8,683,054
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44		3,135	2,951,297
Wells Fargo & Co., Sub. Notes, MTN	4.750%		12/07/46		13,680	13,171,784

						998,502,109

Beverages — 1.5%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.700%		02/01/36		23,680	21,960,779

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Beverages (continued)
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.900%	02/01/46	3,890	$3,607,530
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000%	01/17/43	13,125	10,723,967
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	3.750%	07/15/42	5,770	4,523,135
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(a)	4.000%	04/13/28	8,950	8,560,975
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.375%	04/15/38	32,950	29,397,906
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.439%	10/06/48	865	746,981
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.600%	04/15/48	20,245	18,144,780
Bacardi Ltd. (Bermuda), Gtd. Notes, 144A	4.450%	05/15/25	21,850	21,557,523
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%	11/26/43	2,400	2,581,469
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	5,824	5,888,009
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	4.057%	05/25/23	10,380	10,344,070
Keurig Dr. Pepper, Inc., Gtd. Notes	4.500%	11/15/45	17,400	15,153,633
PepsiCo, Inc., Sr. Unsec’d. Notes	4.450%	04/14/46	6,706	7,003,340
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	4.600%	07/17/45	12,645	13,481,642

				173,675,739

Biotechnology — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	800	726,960
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	4,830	4,815,329
Amgen, Inc., Sr. Unsec’d. Notes(a)	3.875%	11/15/21	500	506,612
Amgen, Inc., Sr. Unsec’d. Notes	4.400%	05/01/45	13,943	13,039,327
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	21,773	20,514,257
Amgen, Inc., Sr. Unsec’d. Notes	4.950%	10/01/41	2,270	2,312,487
Baxalta, Inc., Gtd. Notes	5.250%	06/23/45	1,456	1,475,827
Biogen, Inc., Sr. Unsec’d. Notes	5.200%	09/15/45	17,708	18,283,874
Celgene Corp., Sr. Unsec’d. Notes	4.350%	11/15/47	8,500	7,157,889
Celgene Corp., Sr. Unsec’d. Notes	4.550%	02/20/48	11,700	10,139,162
Celgene Corp., Sr. Unsec’d. Notes	4.625%	05/15/44	6,837	6,005,911
Celgene Corp., Sr. Unsec’d. Notes	5.000%	08/15/45	1,150	1,063,385
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	21,964	21,128,977
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%	02/01/25	1,177	1,161,447
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	12,295	12,051,575
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	9,770	9,395,860
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	2,595	2,574,479
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%	04/01/44	10,125	10,155,016

				142,508,374

Building Materials — 1.1%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%	06/15/25	6,850	6,824,668
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,900	2,624,500
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.500%	02/15/47	1,684	1,558,035
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.625%	07/02/44	5,204	4,921,507
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950%	07/02/64	9,970	9,266,419

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Building Materials (continued)
Johnson Controls International PLC, Sr. Unsec’d. Notes	5.125%	09/14/45	12,450	$12,430,770
Macmillan Bloedel Pembroke LP (Canada), Sr. Unsec’d. Notes	7.700%	02/15/26	1,500	1,778,935
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	1,125	1,138,588
Masco Corp., Sr. Unsec’d. Notes	4.500%	05/15/47	8,500	7,259,509
Owens Corning, Sr. Unsec’d. Notes	4.200%	12/15/22	1,626	1,614,422
Owens Corning, Sr. Unsec’d. Notes	4.200%	12/01/24	4,868	4,829,290
Owens Corning, Sr. Unsec’d. Notes	4.300%	07/15/47	25,000	18,826,429
Owens Corning, Sr. Unsec’d. Notes	4.400%	01/30/48	8,471	6,403,183
Owens Corning, Sr. Unsec’d. Notes	7.000%	12/01/36	7,533	8,331,208
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24	6,150	5,773,313
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	6.000%	10/15/25	7,400	7,097,339
Vulcan Materials Co., Sr. Unsec’d. Notes	4.500%	06/15/47	27,278	23,139,959
Vulcan Materials Co., Sr. Unsec’d. Notes	4.700%	03/01/48	4,700	4,080,590

				127,898,664

Chemicals — 3.2%
Albemarle Corp., Sr. Unsec’d. Notes	4.150%	12/01/24	4,773	4,834,725
Ashland LLC, Gtd. Notes	4.750%	08/15/22	6,031	5,940,535
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	16,313	16,767,091
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	7,248	5,617,199
CF Industries, Inc., Gtd. Notes	5.150%	03/15/34	7,835	6,581,399
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	14,350	11,623,499
CF Industries, Inc., Sr. Sec’d. Notes, 144A	4.500%	12/01/26	16,644	16,266,437
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125%	11/15/21	12,265	12,480,795
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	20,717	18,180,129
Dow Chemical Co. (The), Sr. Unsec’d. Notes, 144A(a)	4.800%	11/30/28	1,585	1,612,682
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	5,758	5,745,516
Dow Chemical Co. (The), Sr. Unsec’d. Notes, 144A(a)	5.550%	11/30/48	20,766	21,055,708
Dow Chemical Co. (The), Sr. Unsec’d. Notes	7.375%	11/01/29	5,377	6,555,394
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	800	1,157,124
DowDuPont, Inc., Sr. Unsec’d. Notes	3.766%	11/15/20	1,870	1,887,928
DowDuPont, Inc., Sr. Unsec’d. Notes	4.205%	11/15/23	7,750	7,921,660
DowDuPont, Inc., Sr. Unsec’d. Notes	5.319%	11/15/38	19,800	20,387,735
Eastman Chemical Co., Sr. Unsec’d. Notes	4.650%	10/15/44	18,946	16,940,071
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	4,057	3,738,660
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A	4.250%	10/15/19	9,400	9,330,382
LYB International Finance BV, Gtd. Notes	4.875%	03/15/44	9,575	8,695,065
LYB International Finance BV, Gtd. Notes	5.250%	07/15/43	35,780	34,110,568
LYB International Finance II BV, Gtd. Notes	3.500%	03/02/27	20,665	18,811,867
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	13,754	11,583,855
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	9,200	9,724,572
Methanex Corp. (Canada), Sr. Unsec’d. Notes	3.250%	12/15/19	5,300	5,260,202
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	3,100	3,126,122
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.500%	01/15/48	3,370	2,898,200
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	2,100	1,893,003
Mosaic Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/23	2,500	2,512,818
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	9,175	9,319,774
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.000%	04/01/25	800	740,325

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Chemicals (continued)
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	3.625%	03/15/24	1,045	$1,015,361
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35	3,000	2,731,128
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43	1,200	1,146,628
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	8,436	9,238,193
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	7.125%	05/23/36	6,520	7,849,617
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%	11/14/22	5,761	5,576,418
Syngenta Finance NV (Switzerland), Gtd. Notes	4.375%	03/28/42	4,440	3,424,796
Syngenta Finance NV (Switzerland), Gtd. Notes, 144A	5.182%	04/24/28	2,480	2,299,826
Union Carbide Corp., Sr. Unsec’d. Notes	7.750%	10/01/96	500	591,373
WR Grace & Co., Gtd. Notes, 144A	5.125%	10/01/21	1,400	1,386,000
Yara International ASA (Norway), Sr. Unsec’d. Notes, 144A	4.750%	06/01/28	19,450	19,386,095

				357,946,475

Commercial Services — 1.6%
Block Financial LLC, Gtd. Notes	4.125%	10/01/20	7,100	7,158,893
Board of Trustees of The Leland Stanford Junior University (The), Unsec’d. Notes	3.647%	05/01/48	12,125	11,816,144
Boston University, Series CC, Sec’d. Notes	4.061%	10/01/48	4,695	4,709,392
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858%	01/01/2114	2,875	2,948,564
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%	12/08/41	333	383,683
ERAC USA Finance LLC, Gtd. Notes, 144A(a)	3.300%	10/15/22	13,000	12,725,317
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300%	12/01/26	4,800	4,511,437
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46	32,800	29,246,690
ERAC USA Finance LLC, Gtd. Notes, 144A	4.500%	02/15/45	8,460	7,958,990
ERAC USA Finance LLC, Gtd. Notes, 144A	5.625%	03/15/42	1,000	1,093,291
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%	06/01/34	1,000	1,187,796
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37	3,623	4,504,376
Massachusetts Institute of Technology, Unsec’d. Notes	3.885%	07/01/2116	370	336,994
Massachusetts Institute of Technology, Unsec’d. Notes	4.678%	07/01/2114	12,715	13,954,064
Massachusetts Institute of Technology, Unsec’d. Notes	5.600%	07/01/2111	160	204,605
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	2,025	1,933,875
Northwestern University, Unsec’d. Notes	3.662%	12/01/57	17,608	17,222,845
Northwestern University, Unsec’d. Notes	4.198%	12/01/47	1,335	1,414,838
Northwestern University, Unsec’d. Notes	4.643%	12/01/44	2,800	3,125,709
Novant Health, Inc., Unsec’d. Notes	4.371%	11/01/43	2,150	2,143,457
President & Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%	10/15/40	960	1,102,495
President & Fellows of Harvard College, Unsec’d. Notes	5.625%	10/01/38	17,500	21,866,535
Total System Services, Inc., Sr. Unsec’d. Notes	3.800%	04/01/21	3,280	3,279,348
Total System Services, Inc., Sr. Unsec’d. Notes	4.000%	06/01/23	6,920	6,908,785
Trustees of the University of Pennsylvania (The), Sr. Unsec’d. Notes	4.674%	09/01/2112	6,976	7,469,923
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	5,000	4,712,500
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	4,000	3,770,000
University of Notre Dame du Lac, Unsec’d. Notes	3.394%	02/15/48	6,475	6,119,057

				183,809,603

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 1.1%
Apple, Inc., Sr. Unsec’d. Notes	3.250%	02/23/26	16,175	$15,788,856
Apple, Inc., Sr. Unsec’d. Notes	3.450%	02/09/45	25,666	22,726,565
Apple, Inc., Sr. Unsec’d. Notes	3.750%	09/12/47	6,960	6,392,771
Apple, Inc., Sr. Unsec’d. Notes(a)	3.750%	11/13/47	6,170	5,669,829
Apple, Inc., Sr. Unsec’d. Notes	3.850%	05/04/43	9,378	8,880,769
Apple, Inc., Sr. Unsec’d. Notes	3.850%	08/04/46	10,700	9,950,813
Apple, Inc., Sr. Unsec’d. Notes	4.250%	02/09/47	2,945	2,934,727
Apple, Inc., Sr. Unsec’d. Notes	4.650%	02/23/46	33,995	35,985,011
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	8,475	8,449,954
DXC Technology Co., Sr. Unsec’d. Notes	4.250%	04/15/24	5,000	4,919,881
International Business Machines Corp., Sr. Unsec’d. Notes	2.875%	11/09/22	915	893,806
NCR Corp., Gtd. Notes	6.375%	12/15/23	500	484,500

				123,077,482

Distribution/Wholesale — 0.0%
WW Grainger, Inc., Sr. Unsec’d. Notes	4.200%	05/15/47	4,480	4,234,307

Diversified Financial Services — 0.7%
Capital One Financial Corp., Sr. Unsec’d. Notes	3.300%	10/30/24	12,100	11,443,536
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	48,286	40,442,743
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	6.625%	10/23/43	3,500	3,415,689
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	6,550	6,631,517
Legg Mason, Inc., Sr. Unsec’d. Notes	5.625%	01/15/44	6,600	6,513,335
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%	06/17/19	1,211	1,206,459
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	3,250	3,302,325
Synchrony Financial, Sr. Unsec’d. Notes	4.250%	08/15/24	1,385	1,274,302

				74,229,906

Electric — 12.2%
AEP Texas, Inc., Sr. Unsec’d. Notes	2.400%	10/01/22	5,600	5,430,578
AEP Texas, Inc., Sr. Unsec’d. Notes	3.800%	10/01/47	3,250	2,929,569
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.850%	10/01/25	7,145	7,126,935
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.950%	06/01/28	6,240	6,249,305
AEP Transmission Co. LLC, Sr. Unsec’d. Notes(a)	3.100%	12/01/26	2,080	2,009,698
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	3.750%	12/01/47	10,015	9,184,438
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	4.000%	12/01/46	5,000	4,774,014
AES Corp., Sr. Unsec’d. Notes	4.875%	05/15/23	750	733,125
Alabama Power Co., Sr. Unsec’d. Notes	4.150%	08/15/44	4,500	4,402,525
Ameren Illinois Co., First Mortgage	3.700%	12/01/47	12,200	11,125,179
Ameren Illinois Co., First Mortgage	4.500%	03/15/49	8,795	9,299,649
Ameren Illinois Co., Sr. Sec’d. Notes	4.150%	03/15/46	7,760	7,768,478
Appalachian Power Co., Sr. Unsec’d. Notes	4.450%	06/01/45	6,600	6,432,420
Arizona Public Service Co., Sr. Unsec’d. Notes	4.700%	01/15/44	2,550	2,676,807
Avangrid, Inc., Sr. Unsec’d. Notes	3.150%	12/01/24	11,020	10,634,193
Avista Corp., First Mortgage	4.350%	06/01/48	11,005	11,234,547
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	325	325,347
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.750%	08/15/47	20,800	19,073,225
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	4.250%	09/15/48	14,575	14,473,831
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	3.250%	04/15/28	5,100	4,851,498
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	3.800%	07/15/48	7,145	6,412,826

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes, 144A	4.450%	01/15/49	30,200	$29,866,777
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	4.500%	02/01/45	8,150	8,137,832
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%	04/01/44	16,000	16,929,066
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	4.250%	11/01/28	3,645	3,693,657
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	4.550%	11/15/30	9,675	9,912,940
CMS Energy Corp., Sr. Unsec’d. Notes	3.875%	03/01/24	9,250	9,279,288
CMS Energy Corp., Sr. Unsec’d. Notes	4.875%	03/01/44	4,495	4,692,066
Commonwealth Edison Co., First Mortgage	3.650%	06/15/46	18,950	17,154,758
Commonwealth Edison Co., First Mortgage	3.700%	03/01/45	6,751	6,213,749
Commonwealth Edison Co., First Mortgage	3.750%	08/15/47	7,610	6,976,347
Commonwealth Edison Co., First Mortgage	3.800%	10/01/42	1,465	1,374,435
Commonwealth Edison Co., First Mortgage	4.000%	03/01/48	7,045	6,795,964
Commonwealth Edison Co., First Mortgage	4.350%	11/15/45	4,655	4,676,045
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	2,114,097
Commonwealth Edison Co., First Mortgage	4.700%	01/15/44	925	985,070
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	3.850%	06/15/46	925	846,892
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	3.950%	03/01/43	4,905	4,595,207
Consolidated Edison Co. of New York, Inc., Series C, Sr. Unsec’d. Notes	4.300%	12/01/56	1,785	1,660,862
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.450%	03/15/44	8,000	7,985,315
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.500%	05/15/58	20,000	19,270,143
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.700%	06/15/40	2,120	2,475,950
Consumers Energy Co., First Mortgage	3.250%	08/15/46	5,075	4,295,473
Consumers Energy Co., First Mortgage	4.350%	08/31/64	6,520	6,488,648
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	8,800	8,847,504
Dominion Energy, Inc., Sr. Unsec’d. Notes	4.250%	06/01/28	6,160	6,180,641
Dominion Energy, Inc., Sr. Unsec’d. Notes	4.700%	12/01/44	1,625	1,619,100
Dominion Energy, Inc., Series C, Sr. Unsec’d. Notes	4.900%	08/01/41	8,810	8,744,760
DTE Electric Co., General Ref. Mortgage	3.700%	03/15/45	17,700	16,423,059
DTE Electric Co., General Ref. Mortgage	3.700%	06/01/46	1,305	1,212,556
DTE Electric Co., General Ref. Mortgage	3.750%	08/15/47	7,040	6,548,783
DTE Electric Co., General Ref. Mortgage	3.950%	06/15/42	5,800	5,501,011
DTE Electric Co., Series A, General Ref. Mortgage	4.000%	04/01/43	525	511,113
DTE Electric Co., Series A, General Ref. Mortgage	4.050%	05/15/48	6,850	6,787,650
DTE Electric Co., General Ref. Mortgage	4.300%	07/01/44	5,625	5,787,251
DTE Energy Co., Series D, Sr. Unsec’d. Notes	3.700%	08/01/23	5,835	5,794,145
DTE Energy Co., Series F, Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	5,013,586
Duke Energy Carolinas LLC, First Mortgage	3.950%	03/15/48	11,280	10,763,335
Duke Energy Carolinas LLC, First Mortgage	4.250%	12/15/41	12,900	12,933,147
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	2,505	3,051,567
Duke Energy Carolinas LLC, First Ref. Mortgage(a)	2.950%	12/01/26	14,955	14,317,230
Duke Energy Carolinas LLC, First Ref. Mortgage	3.750%	06/01/45	10,410	9,593,614
Duke Energy Corp., Sr. Unsec’d. Notes	3.750%	09/01/46	3,740	3,233,433
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	1,210,828

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Duke Energy Corp., Sr. Unsec’d. Notes(a)	3.950%	08/15/47	3,955	$3,569,570
Duke Energy Florida LLC, First Mortgage	3.400%	10/01/46	8,280	7,134,201
Duke Energy Indiana LLC, First Mortgage	4.900%	07/15/43	400	432,954
Duke Energy Ohio, Inc., First Mortgage	3.700%	06/15/46	8,015	7,215,460
Duke Energy Ohio, Inc., First Mortgage	3.800%	09/01/23	1,500	1,535,803
Duke Energy Progress LLC, First Mortgage	3.700%	10/15/46	12,295	11,105,637
Duke Energy Progress LLC, First Mortgage	4.100%	03/15/43	1,200	1,162,745
Duke Energy Progress LLC, First Mortgage	4.150%	12/01/44	4,802	4,661,845
Duke Energy Progress LLC, First Mortgage	5.700%	04/01/35	500	564,333
Duke Energy Progress LLC, First Mortgage	6.125%	09/15/33	4,400	5,219,170
El Paso Electric Co., Sr. Unsec’d. Notes	5.000%	12/01/44	4,800	4,992,179
Electricite de France SA (France), Sr. Unsec’d Notes, 144A	4.875%	01/22/44	1,000	899,276
Electricite de France SA (France), Sr. Unsec’d Notes, 144A	5.000%	09/21/48	10,000	8,861,155
Electricite de France SA (France), Sr. Unsec’d Notes, 144A	6.000%	01/22/2114	1,300	1,268,332
Emera US Finance LP (Canada), Gtd. Notes	4.750%	06/15/46	20,050	19,277,976
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.500%	04/06/28	18,460	15,825,395
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.625%	05/25/27	9,825	8,667,083
Enel Finance International NV (Italy), Gtd. Notes, 144A	4.250%	09/14/23	14,820	14,490,791
Enel Finance International NV (Italy), Gtd. Notes, 144A	4.875%	06/14/29	17,695	16,879,895
Entergy Louisiana LLC, Collateral Trust	4.200%	09/01/48	21,560	21,279,068
Eversource Energy, Series M, Sr. Unsec’d. Notes	3.300%	01/15/28	4,660	4,419,723
Exelon Corp., Sr. Unsec’d. Notes	4.450%	04/15/46	5,390	5,069,893
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950%	01/15/20	3,005	2,990,535
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.750%	10/01/41	10,000	9,950,257
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	10,000	10,428,477
FirstEnergy Corp., Series C, Sr. Unsec’d. Notes	4.850%	07/15/47	12,250	12,230,540
FirstEnergy Transmission LLC, Sr. Unsec’d Notes, 144A	5.450%	07/15/44	3,150	3,422,010
Florida Power & Light Co., First Mortgage	3.250%	06/01/24	3,575	3,566,521
Florida Power & Light Co., First Mortgage	3.700%	12/01/47	3,870	3,618,843
Florida Power & Light Co., First Mortgage	3.950%	03/01/48	16,395	16,012,053
Florida Power & Light Co., First Mortgage	4.050%	10/01/44	7,550	7,498,955
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055%	10/04/26	7,650	6,983,613
Idaho Power Co., First Mortgage	4.200%	03/01/48	6,300	6,218,447
Indiana Michigan Power Co., Series K, Sr. Unsec’d. Notes	4.550%	03/15/46	7,235	7,288,382
Indianapolis Power & Light Co., First Mortgage, 144A	4.700%	09/01/45	13,200	13,078,192
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	709,601
ITC Holdings Corp., Sr. Unsec’d. Notes	3.250%	06/30/26	10,295	9,686,311
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	1,103,321
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	1,041,131
Kansas City Power & Light Co., Sr. Unsec’d Notes	4.200%	03/15/48	5,330	5,169,396
Kansas Gas & Electric Co., First Mortgage, 144A	4.300%	07/15/44	2,000	1,986,733
Kentucky Utilities Co., First Mortgage	4.375%	10/01/45	960	970,576
Kentucky Utilities Co., First Mortgage	4.650%	11/15/43	675	709,988
Louisville Gas & Electric Co., First Mortgage	4.375%	10/01/45	9,500	9,427,979

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Metropolitan Edison Co., Sr. Unsec’d. Notes, 144A	4.000%	04/15/25	10,000	$10,075,763
MidAmerican Energy Co., First Mortgage	3.650%	08/01/48	22,370	20,590,418
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	16,080	16,566,517
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	3,174,624
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,655,590
New England Power Co. (United Kingdom), Sr. Unsec’d. Notes, 144A	3.800%	12/05/47	7,320	6,743,641
New York State Electric & Gas Corp., Sr. Unsec’d. Notes, 144A	3.250%	12/01/26	8,110	7,864,553
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,323,376
Northern States Power Co., First Mortgage	3.400%	08/15/42	8,450	7,615,392
Northern States Power Co., First Mortgage	3.600%	05/15/46	17,056	15,749,032
Northern States Power Co., First Mortgage	3.600%	09/15/47	11,350	10,389,721
Northern States Power Co., First Mortgage	4.000%	08/15/45	4,830	4,706,897
Northern States Power Co., First Mortgage	4.125%	05/15/44	8,520	8,600,294
NRG Energy, Inc., Gtd. Notes	6.625%	01/15/27	2,000	2,015,000
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	6,425	6,665,938
Ohio Edison Co., First Mortgage	8.250%	10/15/38	2,722	3,914,872
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.800%	08/15/28	10,670	10,766,274
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/15/44	9,000	8,450,336
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.150%	04/01/47	3,655	3,535,853
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.550%	03/15/44	1,325	1,341,079
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	2.950%	03/01/26	9,390	7,720,330
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	10,075	8,737,318
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.500%	10/01/20	3,959	3,772,461
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	3.950%	12/01/47	7,815	5,869,864
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/01/46	20,000	15,083,745
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	4,600	3,793,647
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%	02/15/44	2,275	1,867,920
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.125%	11/15/43	12,215	10,529,031
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	8,275	7,667,259
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.250%	03/01/39	2,175	2,043,028
PECO Energy Co., First Mortgage	3.700%	09/15/47	3,840	3,518,849
PECO Energy Co., First Mortgage	3.900%	03/01/48	9,385	8,967,132
PECO Energy Co., First Ref. Mortgage	4.800%	10/15/43	1,575	1,674,614
Pennsylvania Electric Co., Sr. Unsec’d. Notes, 144A	3.250%	03/15/28	6,010	5,624,946
PPL Capital Funding, Inc., Gtd. Notes	4.700%	06/01/43	800	783,560
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	7,475	7,619,514
PPL Electric Utilities Corp., First Mortgage	3.950%	06/01/47	4,460	4,322,262
PPL Electric Utilities Corp., First Mortgage	4.125%	06/15/44	4,450	4,415,817
PPL Electric Utilities Corp., First Mortgage	6.250%	05/15/39	500	631,798
Progress Energy, Inc., Sr. Unsec’d. Notes	7.000%	10/30/31	23,950	30,511,930
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	8,824	11,739,765
Public Service Co. of Colorado, First Mortgage	3.550%	06/15/46	9,880	8,715,593
Public Service Co. of Colorado, First Mortgage(a)	3.700%	06/15/28	2,000	2,024,435
Public Service Co. of Colorado, First Mortgage	4.100%	06/15/48	4,735	4,656,586
Public Service Co. of Colorado, First Mortgage	4.300%	03/15/44	165	168,223
Public Service Co. of New Hampshire, First Mortgage	3.500%	11/01/23	4,250	4,286,416
Public Service Electric & Gas Co., Series I, First Mortgage, MTN	3.750%	03/15/24	2,900	2,933,534
Public Service Electric & Gas Co., Series I, First Mortgage, MTN	4.000%	06/01/44	2,000	1,915,448

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%	05/01/42	2,000	$1,949,454
Puget Energy, Inc., Sr. Sec’d. Notes	3.650%	05/15/25	16,900	16,520,774
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434%	11/15/41	1,787	1,787,495
San Diego Gas & Electric Co., First Mortgage	4.150%	05/15/48	37,545	36,461,689
San Diego Gas & Electric Co., First Mortgage	5.350%	05/15/40	773	860,939
Sempra Energy, Sr. Unsec’d. Notes	3.250%	06/15/27	17,500	16,078,026
Sempra Energy, Sr. Unsec’d. Notes	3.400%	02/01/28	19,250	17,588,701
South CarolinaElectric & GasCo.,First Mortgage	4.500%	06/01/64	13,545	12,508,024
Southern California Edison Co., Series C, First Ref. Mortgage	3.600%	02/01/45	4,330	3,722,499
Southern California Edison Co., First Ref. Mortgage	3.900%	03/15/43	5,000	4,543,563
Southern California Edison Co., First Ref. Mortgage	4.000%	04/01/47	28,115	25,774,298
Southern California Edison Co., First Ref. Mortgage	4.050%	03/15/42	2,600	2,437,486
Southern California Edison Co., Series C, First Ref. Mortgage(a)	4.125%	03/01/48	15,150	14,343,166
Southern California Edison Co., First Ref. Mortgage	4.650%	10/01/43	950	952,938
Southern Co. (The), Sr. Unsec’d. Notes	4.250%	07/01/36	17,050	16,092,696
Southern Power Co., Sr. Unsec’d. Notes	5.250%	07/15/43	1,000	990,514
Southwestern Public Service Co., First Mortgage	3.700%	08/15/47	4,470	4,096,777
Southwestern Public Service Co., First Mortgage	4.500%	08/15/41	550	557,619
Tampa Electric Co., Sr. Unsec’d. Notes	4.350%	05/15/44	7,325	7,047,853
Tampa Electric Co., Sr. Unsec’d. Notes	4.450%	06/15/49	13,580	13,238,793
Toledo Edison Co. (The), Sr. Sec’d. Notes	6.150%	05/15/37	1,997	2,383,713
Tri-State Generation & Transmission Association, Inc., First Mortgage	4.250%	06/01/46	11,770	10,980,986
Union Electric Co., Sr. Sec’d. Notes	3.650%	04/15/45	9,175	8,473,921
Virginia Electric & Power Co., Series A, Sr. Unsec’d. Notes	3.500%	03/15/27	7,920	7,799,814
Virginia Electric & Power Co., Series A, Sr. Unsec’d. Notes	3.800%	04/01/28	1,530	1,536,442
Virginia Electric & Power Co., Series B, Sr. Unsec’d. Notes	3.800%	09/15/47	23,150	21,284,241
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.000%	01/15/43	1,399	1,321,247
Virginia Electric & Power Co., Series C, Sr. Unsec’d. Notes	4.000%	11/15/46	1,900	1,797,124
Virginia Electric & Power Co., Series B, Sr. Unsec’d. Notes	4.200%	05/15/45	8,500	8,245,474
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%	02/15/44	3,835	3,856,368
Virginia Electric & Power Co., Series D, Sr. Unsec’d. Notes	4.650%	08/15/43	2,000	2,076,695
Westar Energy, Inc., First Mortgage	4.100%	04/01/43	3,775	3,621,052
Westar Energy, Inc., First Mortgage	4.125%	03/01/42	3,010	2,942,767
Westar Energy, Inc., First Mortgage	4.250%	12/01/45	4,365	4,279,612
Westar Energy, Inc., First Mortgage	4.625%	09/01/43	2,780	2,883,312
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	4.250%	06/01/44	3,850	3,806,106
Wisconsin Public Service Corp., Sr. Unsec’d. Notes	4.752%	11/01/44	5,000	5,391,557
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%	12/01/26	5,145	4,991,666

				1,375,833,022

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electronics — 0.3%
Fortive Corp., Sr. Unsec’d. Notes	4.300%	06/15/46	13,160	$12,286,906
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25	2,500	2,350,000
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%	02/03/22	8,100	8,107,359
Tyco Electronics Group SA (Switzerland), Gtd. Notes	7.125%	10/01/37	8,475	10,862,115

				33,606,380

Entertainment — 0.0%
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	425	407,999

Environmental Control — 0.1%
Republic Services, Inc., Sr. Unsec’d. Notes	3.375%	11/15/27	7,965	7,629,957

Foods — 2.2%
Cencosud SA (Chile), Gtd. Notes, 144A	4.875%	01/20/23	4,146	4,044,548
JM Smucker Co. (The), Gtd. Notes(a)	4.375%	03/15/45	3,800	3,306,802
Koninklijke Ahold Delhaize NV (Netherlands), Gtd. Notes	5.700%	10/01/40	7,739	8,373,472
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	3,370	3,006,320
Kraft Heinz Foods Co., Gtd. Notes	4.000%	06/15/23	14,420	14,382,210
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	19,550	16,105,805
Kraft Heinz Foods Co., Gtd. Notes(a)	4.625%	01/30/29	7,890	7,800,992
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	16,515	15,498,961
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	6,800	6,213,727
Kraft Heinz Foods Co., Gtd. Notes	6.500%	02/09/40	3,950	4,196,968
Kraft Heinz Foods Co., Gtd. Notes	6.750%	03/15/32	8,633	9,834,446
Kraft Heinz Foods Co., Gtd. Notes, 144A	7.125%	08/01/39	5,165	5,916,854
Kroger Co. (The), Series B, Gtd. Notes	7.700%	06/01/29	4,400	5,298,262
Kroger Co. (The), Sr. Unsec’d. Notes	3.875%	10/15/46	5,820	4,733,914
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%	02/01/47	8,000	7,009,146
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.650%	01/15/48	27,180	24,936,949
Kroger Co. (The), Sr. Unsec’d. Notes	5.000%	04/15/42	1,150	1,094,599
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%	08/01/43	450	430,352
Nestle Holdings, Inc., Gtd. Notes, 144A	3.900%	09/24/38	75,000	72,743,408
Sysco Corp., Gtd. Notes	3.750%	10/01/25	7,600	7,410,911
Sysco Corp., Gtd. Notes	4.500%	04/01/46	4,255	4,019,783
Sysco Corp., Gtd. Notes	4.850%	10/01/45	1,585	1,617,224
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	1,075	1,048,922
Tyson Foods, Inc., Sr. Unsec’d. Notes	3.550%	06/02/27	12,390	11,546,778
Tyson Foods, Inc., Sr. Unsec’d. Notes	4.550%	06/02/47	4,660	4,083,230
Tyson Foods, Inc., Sr. Unsec’d. Notes	5.100%	09/28/48	3,105	2,979,555

				247,634,138

Forest Products & Paper — 0.6%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.250%	06/01/28	2,960	3,715,520
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.750%	11/15/29	1,730	2,313,118
International Paper Co., Sr. Unsec’d. Notes	4.350%	08/15/48	4,400	3,764,520
International Paper Co., Sr. Unsec’d. Notes	4.800%	06/15/44	28,560	25,607,176
International Paper Co., Sr. Unsec’d. Notes	5.150%	05/15/46	1,726	1,620,442
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	22,149	23,332,229
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	2,080	2,451,757

				62,804,762

Gas — 1.0%
Atmos Energy Corp., Sr. Unsec’d. Notes	4.125%	10/15/44	5,120	4,939,003

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Gas (continued)
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100%	09/01/47	2,610	$2,415,883
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	925	930,371
NiSource, Inc., Sr. Unsec’d. Notes	4.375%	05/15/47	15,000	13,954,407
NiSource, Inc., Sr. Unsec’d. Notes	4.800%	02/15/44	10,310	9,981,725
NiSource, Inc., Sr. Unsec’d. Notes	5.650%	02/01/45	3,000	3,266,116
ONE Gas, Inc., Sr. Unsec’d. Notes	4.500%	11/01/48	14,125	14,539,539
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.640%	11/01/46	5,905	5,150,158
Southern California Gas Co., Series UU, First Mortgage	4.125%	06/01/48	9,445	9,380,625
Southern California Gas Co., Series VV, First Mortgage	4.300%	01/15/49	12,650	12,940,530
Southern California Gas Co., First Mortgage	4.450%	03/15/44	2,500	2,509,499
Southern Co. Gas Capital Corp., Gtd. Notes	3.250%	06/15/26	9,414	8,803,050
Southern Co. Gas Capital Corp., Gtd. Notes	3.950%	10/01/46	5,520	4,832,050
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	06/01/43	750	711,630
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	05/30/47	19,383	18,125,376
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%	10/01/43	5,000	5,343,271

				117,823,233

Healthcare-Products — 1.0%
Abbott Laboratories, Sr. Unsec’d. Notes	3.875%	09/15/25	26,030	26,357,610
Abbott Laboratories, Sr. Unsec’d. Notes	4.750%	11/30/36	510	532,407
Abbott Laboratories, Sr. Unsec’d. Notes	4.900%	11/30/46	4,800	5,038,676
Becton Dickinson & Co., Sr. Unsec’d. Notes	5.000%	11/12/40	5,190	5,080,204
Becton Dickinson & Co., Sr. Unsec’d. Notes	6.000%	05/15/39	2,500	2,712,267
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.000%	03/15/42	9,216	9,922,883
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	6,562	6,718,436
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44	7,550	7,833,810
Medtronic, Inc., Gtd. Notes	4.625%	03/15/45	19,377	20,315,661
Stryker Corp., Sr. Unsec’d. Notes	4.625%	03/15/46	6,405	6,433,881
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.200%	08/15/27	21,853	20,309,363
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	3.550%	04/01/25	5,000	4,752,268

				116,007,466

Healthcare-Services — 2.9%
Advocate Health & Hospitals Corp., Sr. Unsec’d. Notes	3.829%	08/15/28	7,005	7,212,045
Advocate Health & Hospitals Corp., Sr. Unsec’d. Notes	4.272%	08/15/48	8,950	8,945,356
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	11/15/42	1,865	1,614,507
Allina Health System, Unsec’d. Notes	4.805%	11/15/45	4,465	4,748,634
Anthem, Inc., Sr. Unsec’d. Notes	3.650%	12/01/27	6,550	6,258,044
Anthem, Inc., Sr. Unsec’d. Notes	4.101%	03/01/28	4,075	3,994,055
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	2,600	2,506,147
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,000	971,407
Anthem, Inc., Sr. Unsec’d. Notes	4.850%	08/15/54	510	487,578
Anthem, Inc., Sr. Unsec’d. Notes	5.100%	01/15/44	720	730,605
Ascension Health, Sr. Unsec’d. Notes	3.945%	11/15/46	17,310	16,685,059
Ascension Health, Unsec’d. Notes	4.847%	11/15/53	2,672	2,893,602
Baylor Scott & White Holdings, Sec’d. Notes	3.967%	11/15/46	24,330	23,600,384
Children’s Hospital Corp. (The), Gtd. Notes	4.115%	01/01/47	6,650	6,675,037

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Dartmouth-Hitchcock Health, Series B, Sec’d. Notes(a)	4.178%	08/01/48	12,000	$11,614,406
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920%	06/01/47	5,125	5,002,530
HCA, Inc., Gtd. Notes	5.375%	02/01/25	1,650	1,608,750
HCA, Inc., Gtd. Notes	5.875%	05/01/23	750	759,375
HCA, Inc., Gtd. Notes(a)	5.875%	02/15/26	4,000	3,980,000
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	3,500	3,482,500
Indiana University Health, Inc. Obligated Group, Sec’d. Notes	3.970%	11/01/48	21,125	20,999,061
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	18,105	17,881,766
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	1,121,350
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.700%	02/01/45	12,050	11,217,884
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	2,390	2,385,644
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024%	08/01/45	6,949	6,756,658
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.063%	08/01/56	2,850	2,754,944
NYU Langone Hospitals, Sec’d. Notes	4.368%	07/01/47	13,575	13,512,577
NYU Langone Hospitals, Sec’d. Notes	4.784%	07/01/44	7,305	7,712,115
NYU Langone Hospitals, Sr. Sec’d. Notes	5.750%	07/01/43	700	844,432
Quest Diagnostics, Inc., Gtd. Notes	5.750%	01/30/40	1,251	1,288,470
Quest Diagnostics, Inc., Gtd. Notes	6.950%	07/01/37	1,704	1,975,961
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500%	03/30/20	2,400	2,378,095
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	4,715	4,525,504
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.250%	04/01/24	1,400	1,428,826
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.700%	03/30/45	7,800	7,452,218
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24	12,525	12,564,874
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46	8,850	8,316,393
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	4,275	4,652,815
Sutter Health, Unsec’d. Notes	3.695%	08/15/28	2,400	2,406,578
Texas Health Resources, Sec’d. Notes	4.330%	11/15/55	5,400	5,474,752
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	5,320	5,385,258
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.850%	06/15/28	21,980	22,219,544
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,060	1,963,762
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.250%	04/15/47	13,715	13,595,599
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.250%	06/15/48	7,390	7,385,880
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.450%	12/15/48	2,000	2,058,669
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35	4,121	4,368,231
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41	1,080	1,128,078
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.750%	07/15/45	6,845	7,242,013
Willis-Knighton Medical Center, Sec’d. Notes	4.813%	09/01/48	6,480	6,722,596

				323,490,568

Home Builders — 0.2%
D.R. Horton, Inc., Gtd. Notes	4.750%	02/15/23	8,500	8,609,999
Lennar Corp., Gtd. Notes	4.750%	11/29/27	8,045	7,260,613
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250%	04/15/21	600	594,000
Toll Brothers Finance Corp., Gtd. Notes(a)	4.875%	11/15/25	915	855,525

				17,320,137

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Home Furnishings — 0.0%
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	4.850%		06/15/21		700	$716,949
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%		03/01/43		450	421,656

						1,138,605

Household Products/Wares — 0.9%
Kimberly-Clark Corp., Sr. Unsec’d. Notes	3.200%		07/30/46		7,900	6,880,861
Kimberly-Clark de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	3.250%		03/12/25		28,175	26,387,387
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.375%		06/24/22		44,150	42,404,561
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.750%		06/26/24		21,245	20,079,011
SC Johnson & Son, Inc., Sr. Unsec’d. Notes, 144A	4.000%		05/15/43		425	403,127

						96,154,947

Housewares — 0.0%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%		04/01/23		4,019	3,960,103
Newell Brands, Inc., Sr. Unsec’d. Notes	4.000%		06/15/22		885	878,184

						4,838,287

Insurance — 1.7%
Allstate Corp. (The), Series B, Sub. Notes	5.750%	(ff)	08/15/53		800	779,999
American International Group, Inc., Sr. Unsec’d. Notes	4.125%		02/15/24		2,700	2,711,054
American International Group, Inc., Sr. Unsec’d. Notes	4.375%		01/15/55		7,500	6,226,222
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44		13,035	11,632,812
American International Group, Inc., Sr. Unsec’d. Notes	4.800%		07/10/45		2,400	2,238,821
Arch Capital Finance LLC, Gtd. Notes	4.011%		12/15/26		3,435	3,430,028
Arch Capital Finance LLC, Gtd. Notes	5.031%		12/15/46		7,245	7,565,516
Arch Capital Group US, Inc., Gtd. Notes	5.144%		11/01/43		8,532	8,936,542
AXIS Specialty Finance PLC, Gtd. Notes	5.150%		04/01/45		3,700	3,548,583
Berkshire Hathaway Finance Corp., Gtd. Notes	4.300%		05/15/43		2,250	2,285,147
Berkshire Hathaway Finance Corp., Gtd. Notes	4.400%		05/15/42		645	657,869
Berkshire Hathaway Finance Corp., Gtd. Notes	5.750%		01/15/40		900	1,075,783
CNA Financial Corp., Sr. Unsec’d. Notes	4.500%		03/01/26		27,363	27,586,517
Everest Reinsurance Holdings, Inc., Sr. Unsec’d. Notes	4.868%		06/01/44		2,540	2,448,011
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%		04/15/43		200	185,798
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23		5,635	5,681,299
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44		3,490	3,388,943
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		03/15/35		12,952	15,090,861
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42		18,084	21,446,077
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37		4,385	5,177,708
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40		6,248	7,856,338
Markel Corp., Sr. Unsec’d. Notes	4.300%		11/01/47		4,479	3,888,543
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43		100	99,740
Markel Corp., Sr. Unsec’d. Notes	5.000%		04/05/46		3,270	3,244,025
Progressive Corp. (The), Series B, Jr. Sub. Notes.	5.375%	(ff)	—	(rr)	4,000	3,748,200
Sompo International Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%		07/15/34		1,700	1,998,476

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%	05/15/47	26,445	$25,311,169
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	350	362,922
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%	08/01/43	600	622,118
Unum Group Corp., Sr. Unsec’d. Notes	7.250%	03/15/28	3,600	4,222,429
WR Berkley Corp., Sr. Unsec’d. Notes	4.750%	08/01/44	2,675	2,626,639
XLIT Ltd. (Bermuda), Gtd. Notes	5.250%	12/15/43	2,962	3,166,164

				189,240,353

Iron/Steel — 0.0%
Nucor Corp., Sr. Unsec’d. Notes	4.400%	05/01/48	2,500	2,415,010

Lodging — 0.4%
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	2,500	2,549,999
Marriott International, Inc., Series R, Sr. Unsec’d. Notes	3.125%	06/15/26	22,630	20,549,262
Marriott International, Inc., Sr. Unsec’d. Notes	4.500%	10/01/34	13,500	12,876,840
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	4.600%	08/08/23	8,900	8,841,082

				44,817,183

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%	05/15/64	4,200	4,259,344
Caterpillar, Inc., Sr. Unsec’d. Notes	6.050%	08/15/36	2,200	2,647,339

				6,906,683

Machinery-Diversified — 0.1%
Roper Technologies, Inc., Sr. Unsec’d. Notes	4.200%	09/15/28	5,985	5,925,373
Wabtec Corp., Gtd. Notes	4.700%	09/15/28	5,695	5,341,103
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	3,000	3,097,681

				14,364,157

Media — 3.7%
21st Century Fox America, Inc., Gtd. Notes	5.400%	10/01/43	9,675	11,165,546
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	2,300	2,821,153
21st Century Fox America, Inc., Gtd. Notes	6.400%	12/15/35	4,831	6,026,929
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	5,060	6,649,875
21st Century Fox America, Inc., Gtd. Notes	7.700%	10/30/25	1,129	1,389,264
21st Century Fox America, Inc., Gtd. Notes	7.750%	12/01/45	4,865	7,142,799
Belo Corp., Gtd. Notes	7.250%	09/15/27	150	154,499
CBS Corp., Gtd. Notes	2.900%	01/15/27	2,615	2,318,624
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.375%	05/01/47	61,252	55,504,660
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	21,503	22,071,692
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	10,574	10,869,424
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%	10/23/55	10,596	10,775,743
Comcast Corp., Gtd. Notes	3.150%	03/01/26	6,030	5,769,590
Comcast Corp., Gtd. Notes	3.300%	02/01/27	3,245	3,092,656

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Media (continued)
Comcast Corp., Gtd. Notes	3.400%		07/15/46	9,472	$7,848,272
Comcast Corp., Gtd. Notes	3.900%		03/01/38	15,000	13,885,579
Comcast Corp., Gtd. Notes	3.969%		11/01/47	13,145	11,749,700
Comcast Corp., Gtd. Notes	3.999%		11/01/49	8,598	7,704,330
Comcast Corp., Gtd. Notes	4.000%		03/01/48	8,943	8,149,100
Comcast Corp., Gtd. Notes	4.049%		11/01/52	6,355	5,703,534
Comcast Corp., Gtd. Notes	4.200%		08/15/34	10,000	9,641,976
Comcast Corp., Gtd. Notes	4.250%		01/15/33	6,090	6,048,438
Comcast Corp., Gtd. Notes	4.600%		10/15/38	13,500	13,632,008
Comcast Corp., Gtd. Notes	4.600%		08/15/45	25,148	24,502,747
Comcast Corp., Gtd. Notes	4.700%		10/15/48	21,875	22,113,012
Comcast Corp., Gtd. Notes	4.950%		10/15/58	15,300	15,554,764
Comcast Corp., Gtd. Notes	6.450%		03/15/37	8,200	9,779,985
CSC Holdings LLC, Sr. Sec’d. Notes, 144A	5.500%		05/15/26	6,000	5,654,999
Discovery Communications LLC, Gtd. Notes, 144A	3.950%		06/15/25	3,800	3,650,170
Discovery Communications LLC, Gtd. Notes	4.950%		05/15/42	2,935	2,599,207
Discovery Communications LLC, Gtd. Notes	5.000%		09/20/37	800	742,059
Discovery Communications LLC, Gtd. Notes	5.200%		09/20/47	10,000	9,190,377
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%		05/13/45	600	523,957
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes(a)	6.125%		01/31/46	5,424	5,546,725
TEGNA, Inc., Gtd. Notes	5.125%		07/15/20	2,000	1,997,940
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%		09/01/41	3,050	2,779,414
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%		11/15/40	7,590	7,248,872
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%		05/01/37	2,785	2,858,078
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%		06/15/39	4,700	4,775,790
Viacom, Inc., Jr. Sub. Notes(a)	6.250%	(ff)	02/28/57	2,835	2,642,643
Viacom, Inc., Sr. Unsec’d. Notes	5.250%		04/01/44	27,586	24,962,839
Viacom, Inc., Sr. Unsec’d. Notes(a)	5.850%		09/01/43	4,455	4,369,553
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,100	1,094,500
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%		06/15/24	4,600	4,554,000
Warner Media LLC, Gtd. Notes	4.650%		06/01/44	19,400	16,978,608
Warner Media LLC, Gtd. Notes	4.750%		03/29/21	5,026	5,152,746
Warner Media LLC, Gtd. Notes	4.900%		06/15/42	2,700	2,460,041
Warner Media LLC, Gtd. Notes	5.350%		12/15/43	5,020	4,838,699

					416,687,116

Mining — 1.6%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%		04/01/42	2,805	2,804,886
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.450%		10/15/35	5,000	5,648,916
Barrick International Barbados Corp. (Canada), Gtd. Notes, 144A	6.350%		10/15/36	15,000	17,102,734
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%		05/30/41	8,800	9,277,355
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%		05/01/43	4,615	4,847,336
Barrick North America Finance LLC (Canada), Gtd. Notes	7.500%		09/15/38	4,470	5,414,579
Barrick PD Australia Finance PTY Ltd. (Canada), Gtd. Notes	5.950%		10/15/39	18,522	19,753,432
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%		02/24/22	935	927,678
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	11,705	12,787,594
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%	(ff)	10/19/75	1,215	1,240,600

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Mining (continued)
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	4,085	$4,072,584
Kinross Gold Corp. (Canada), Gtd. Notes	4.500%		07/15/27	2,287	1,975,396
Kinross Gold Corp. (Canada), Gtd. Notes	6.875%		09/01/41	6,250	5,968,750
Newmont Mining Corp., Gtd. Notes	5.875%		04/01/35	7,000	7,534,129
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	5.200%		11/02/40	7,083	7,806,511
Rio Tinto Finance USA PLC (Australia), Gtd. Notes	4.750%		03/22/42	2,100	2,181,699
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	3,235	3,305,052
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	10,177	11,237,520
Teck Resources Ltd. (Canada), Gtd. Notes	5.200%		03/01/42	3,060	2,570,400
Teck Resources Ltd. (Canada), Gtd. Notes	5.400%		02/01/43	18,300	15,921,000
WMC Finance USA Ltd. (Australia), Gtd. Notes	6.250%		05/15/33	2,000	2,481,920
Yamana Gold, Inc. (Brazil), Gtd. Notes	4.625%		12/15/27	9,903	9,196,039
Yamana Gold, Inc. (Brazil), Gtd. Notes	4.950%		07/15/24	22,990	22,489,976

					176,546,086

Miscellaneous Manufacturing — 0.3%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,000	987,499
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%		03/15/22	1,000	972,499
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42	3,465	2,707,349
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43	450	516,379
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.300%		09/15/46	9,735	8,231,493
Siemens Financieringsmaatschappij NV
(Germany), Gtd. Notes, 144A	4.200%		03/16/47	8,436	8,320,679
Textron, Inc., Sr. Unsec’d. Notes	3.650%		03/01/21	1,500	1,507,826
Textron, Inc., Sr. Unsec’d. Notes	4.000%		03/15/26	9,045	8,838,408
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	750	772,831

					32,854,963

Office Furnishings — 0.0%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%		02/15/21	3,240	3,394,449

Office/Business Equipment — 0.3%
Pitney Bowes, Inc., Sr. Unsec’d. Notes	3.875%		09/15/20	3,400	3,323,500
Xerox Corp., Sr. Unsec’d. Notes	3.625%		03/15/23	33,643	30,266,973

					33,590,473

Oil & Gas — 5.8%
Anadarko Finance Co., Series B, Gtd. Notes	7.500%		05/01/31	4,290	5,073,124
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.500%		07/15/44	5,000	4,236,999
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.674%	(s)	10/10/36	93,612	39,040,813
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.200%		03/15/40	15,066	15,566,855
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	7,052	7,616,130
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%		03/15/46	620	684,591
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40	15,688	14,209,178
Apache Corp., Sr. Unsec’d. Notes	5.250%		02/01/42	7,500	6,929,986
Apache Corp., Sr. Unsec’d. Notes	6.000%		01/15/37	2,963	3,035,941
BP Capital Markets America, Inc., Gtd. Notes	3.790%		02/06/24	10,135	10,244,351
Burlington Resources Finance Co., Gtd. Notes	7.200%		08/15/31	2,285	2,949,809
Burlington Resources Finance Co., Gtd. Notes	7.400%		12/01/31	2,700	3,566,234
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	3.850%		06/01/27	16,875	15,918,531

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250%	03/15/38	14,670	$15,955,502
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.450%	06/30/33	2,000	2,237,483
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.250%	04/15/27	5,000	4,554,111
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%	09/15/42	5,300	4,144,375
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%	09/15/43	19,015	16,812,467
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	06/15/37	42,890	37,785,643
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.700%	10/15/19	4,840	4,926,638
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%	11/15/39	12,200	11,906,127
Concho Resources, Inc., Gtd. Notes	4.300%	08/15/28	13,400	13,107,896
Concho Resources, Inc., Gtd. Notes	4.850%	08/15/48	2,300	2,200,706
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47	8,385	7,955,939
Conoco Funding Co., Gtd. Notes	7.250%	10/15/31	1,250	1,628,075
ConocoPhillips, Gtd. Notes	6.500%	02/01/39	4,856	6,009,732
ConocoPhillips Co., Gtd. Notes	4.150%	11/15/34	847	806,585
ConocoPhillips Co., Gtd. Notes(a)	4.950%	03/15/26	14,705	15,736,439
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950%	04/15/29	3,300	4,080,477
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	1,500	1,476,266
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%	07/15/21	10,000	10,009,852
Devon Energy Corp., Sr. Unsec’d. Notes	4.750%	05/15/42	4,650	4,021,634
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	9,351	8,237,307
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	23,625	22,401,287
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	05/15/19	6,300	6,364,766
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	08/15/34	18,163	19,217,497
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	02/01/38	1,875	2,032,861
Encana Corp. (Canada), Sr. Unsec’d. Notes	7.375%	11/01/31	1,000	1,169,657
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	4.000%	09/12/23	1,635	1,609,994
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	5,533	5,223,738
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	4.150%	01/15/26	11,045	11,336,299
Equinor ASA (Norway), Gtd. Notes	3.950%	05/15/43	2,796	2,668,272
Equinor ASA (Norway), Gtd. Notes	7.750%	06/15/23	1,200	1,419,076
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.567%	03/06/45	4,370	4,122,750
Helmerich & Payne, Inc., Gtd. Notes, 144A	4.650%	03/15/25	8,000	8,157,237
Hess Corp., Sr. Unsec’d. Notes	5.800%	04/01/47	6,560	5,887,915
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000%	04/15/24	13,133	12,996,934
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800%	09/15/37	5,435	6,485,103
Marathon Oil Corp., Sr. Unsec’d. Notes	4.400%	07/15/27	21,000	19,954,237
Marathon Oil Corp., Sr. Unsec’d. Notes	5.200%	06/01/45	800	739,228
Marathon Petroleum Corp., Sr. Unsec’d. Notes, 144A	3.800%	04/01/28	10,000	9,384,358
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.000%	09/15/54	9,375	8,514,659
Marathon Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/26	11,560	11,841,039
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850%	12/15/45	3,110	3,070,509
Noble Energy, Inc., Sr. Unsec’d. Notes	3.900%	11/15/24	500	484,339
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	6,378	5,493,798
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	11,315	10,043,547
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41	12,630	12,328,095
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.200%	03/15/48	5,505	5,261,368
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%	04/15/46	28,440	27,670,664

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.999%	01/27/28	5,000	$4,707,550
Petroleos Mexicanos (Mexico), Gtd. Notes	5.350%	02/12/28	6,575	5,736,688
Petroleos Mexicanos (Mexico), Gtd. Notes	6.350%	02/12/48	2,025	1,620,000
Phillips 66, Gtd. Notes	4.650%	11/15/34	3,500	3,409,043
Phillips 66, Gtd. Notes	4.875%	11/15/44	9,900	9,660,601
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%	01/15/26	20,925	21,126,907
Range Resources Corp., Gtd. Notes(a)	4.875%	05/15/25	10,000	8,200,000
Shell International Finance BV (Netherlands), Gtd. Notes	3.250%	05/11/25	10,000	9,860,393
Shell International Finance BV (Netherlands), Gtd. Notes	4.000%	05/10/46	3,000	2,896,989
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	8,430	8,644,085
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000%	11/15/47	4,800	4,284,211
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.500%	06/15/38	3,900	4,491,722
Valero Energy Corp., Sr. Unsec’d. Notes	4.350%	06/01/28	31,500	31,205,843
Valero Energy Corp., Sr. Unsec’d. Notes	4.900%	03/15/45	7,045	6,621,739

				651,010,794

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes
Co-Obligor, Inc., Sr. Unsec’d. Notes	4.080%	12/15/47	665	547,994
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,500	1,479,564
Cameron International Corp., Gtd. Notes	5.125%	12/15/43	2,000	2,100,344
Cameron International Corp., Gtd. Notes	7.000%	07/15/38	4,000	5,059,667
Halliburton Co., Sr. Unsec’d. Notes	4.500%	11/15/41	1,835	1,674,741
Halliburton Co., Sr. Unsec’d. Notes	4.750%	08/01/43	9,350	8,916,115
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	466,127
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	18,895	18,650,127
Schlumberger Investment SA, Gtd. Notes	3.650%	12/01/23	13,850	13,915,963

				52,810,642

Packaging & Containers — 0.2%
Ball Corp., Gtd. Notes	4.000%	11/15/23	975	948,188
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	300	292,875
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	625	635,938
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%	06/15/22	2,200	2,221,228
Packaging Corp. of America, Sr. Unsec’d. Notes	4.500%	11/01/23	3,059	3,135,685
Silgan Holdings, Inc., Sr. Unsec’d. Notes	5.500%	02/01/22	1,400	1,400,000
WestRock MWV LLC, Gtd. Notes	7.550%	03/01/47	4,109	5,018,327
WestRock MWV LLC, Gtd. Notes	7.950%	02/15/31	7,987	10,199,087

				23,851,328

Pharmaceuticals — 5.6%
AbbVie, Inc., Sr. Unsec’d. Notes	4.300%	05/14/36	5,000	4,460,864
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	950	835,440
AbbVie, Inc., Sr. Unsec’d. Notes	4.450%	05/14/46	21,975	19,222,384
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	14,945	13,825,723
AbbVie, Inc., Sr. Unsec’d. Notes	4.700%	05/14/45	12,690	11,540,440
AbbVie, Inc., Sr. Unsec’d. Notes	4.875%	11/14/48	37,460	34,949,991
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35	33,343	31,629,093

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Allergan Sales LLC, Gtd. Notes, 144A	4.875%	02/15/21	3,975	$4,071,503
AmerisourceBergen Corp., Sr. Unsec’d. Notes	4.300%	12/15/47	10,340	8,845,693
Bayer US Finance II LLC (Germany), Gtd. Notes, 144A	3.600%	07/15/42	1,000	737,797
Bayer US Finance II LLC (Germany), Gtd. Notes, 144A	4.700%	07/15/64	3,246	2,673,434
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.500%	11/15/24	1,500	1,443,898
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.600%	03/15/43	2,700	2,339,712
Cigna Corp., Gtd. Notes, 144A	4.375%	10/15/28	25,005	25,144,550
Cigna Corp., Gtd. Notes, 144A	4.900%	12/15/48	25,325	24,777,910
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26	11,045	10,060,016
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	1,150	1,115,289
CVS Health Corp., Sr. Unsec’d. Notes	3.500%	07/20/22	5,230	5,194,114
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	1,178	1,147,961
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	556,511
CVS Health Corp., Sr. Unsec’d. Notes	4.300%	03/25/28	8,805	8,607,848
CVS Health Corp., Sr. Unsec’d. Notes	4.780%	03/25/38	21,700	20,794,146
CVS Health Corp., Sr. Unsec’d. Notes	5.050%	03/25/48	37,490	36,463,143
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	38,765	37,734,203
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	17,195	17,372,998
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	17,240	15,992,776
Express Scripts Holding Co., Gtd. Notes	4.500%	02/25/26	16,905	17,133,784
Express Scripts Holding Co., Gtd. Notes	4.800%	07/15/46	19,480	18,674,905
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	3.875%	05/15/28	11,490	11,676,322
Johnson & Johnson, Sr. Unsec’d. Notes	3.400%	01/15/38	4,365	4,063,096
Johnson & Johnson, Sr. Unsec’d. Notes	3.500%	01/15/48	15,275	13,973,824
Johnson & Johnson, Sr. Unsec’d. Notes	3.625%	03/03/37	8,185	7,873,166
Johnson & Johnson, Sr. Unsec’d. Notes	3.700%	03/01/46	28,325	26,903,280
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%	12/05/33	4,000	4,274,308
McKesson Corp., Sr. Unsec’d. Notes	3.796%	03/15/24	6,200	6,134,193
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes(a)	4.125%	11/15/25	3,175	3,257,217
Mylan NV, Gtd. Notes	5.250%	06/15/46	13,795	11,624,325
Mylan, Inc., Gtd. Notes, 144A	5.200%	04/15/48	33,665	27,758,334
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.000%	11/20/45	4,625	4,636,716
Pfizer, Inc., Sr. Unsec’d. Notes	4.100%	09/15/38	4,970	4,980,575
Pfizer, Inc., Sr. Unsec’d. Notes	4.400%	05/15/44	6,410	6,675,048
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	21,060	20,364,679
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	56,605	53,509,671
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	4,755	4,302,903
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	3.800%	11/26/20	4,985	5,015,072
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.000%	11/26/21	10,480	10,622,936
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.400%	11/26/23	19,390	19,602,370

				624,594,161

Pipelines — 5.2%
Buckeye Partners LP, Sr. Unsec’d. Notes	4.125%	12/01/27	20,000	17,983,490
Colonial Pipeline Co., Sr. Unsec’d. Notes, 144A	4.250%	04/15/48	5,390	5,168,068
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20	1,500	1,505,625
DCP Midstream Operating LP, Gtd. Notes(a)	5.375%	07/15/25	18,850	18,425,875

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
DCP Midstream Operating LP, Gtd. Notes	5.600%		04/01/44	5,579	$4,825,835
DCP Midstream Operating LP, Gtd. Notes, 144A	6.450%		11/03/36	10,766	10,443,020
DCP Midstream Operating LP, Gtd. Notes	8.125%		08/16/30	1,000	1,120,000
Energy Transfer Operating LP, Gtd. Notes	4.900%		03/15/35	1,905	1,705,338
Energy Transfer Operating LP, Gtd. Notes	4.950%		06/15/28	4,720	4,618,110
Energy Transfer Operating LP, Gtd. Notes	5.150%		02/01/43	4,450	3,856,279
Energy Transfer Operating LP, Gtd. Notes	5.150%		03/15/45	6,080	5,259,812
Energy Transfer Operating LP, Gtd. Notes	5.300%		04/15/47	875	771,205
Energy Transfer Operating LP, Gtd. Notes	5.800%		06/15/38	18,544	18,050,088
Energy Transfer Operating LP, Gtd. Notes	6.000%		06/15/48	540	525,859
Energy Transfer Operating LP, Gtd. Notes	6.125%		12/15/45	27,444	26,840,157
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%		04/01/19	2,200	2,186,251
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.450%		06/01/47	4,900	3,962,756
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.600%		04/01/44	1,651	1,356,285
Enterprise Products Operating LLC, Gtd. Notes	4.150%		10/16/28	6,750	6,715,988
Enterprise Products Operating LLC, Gtd. Notes	4.250%		02/15/48	5,400	4,786,454
Enterprise Products Operating LLC, Gtd. Notes	4.800%		02/01/49	18,030	17,515,273
Enterprise Products Operating LLC, Gtd. Notes	4.850%		08/15/42	1,990	1,916,121
Enterprise Products Operating LLC, Gtd. Notes	4.850%		03/15/44	5,775	5,599,610
Enterprise Products Operating LLC, Series D, Gtd. Notes	4.875%	(ff)	08/16/77	7,490	6,200,961
Enterprise Products Operating LLC, Gtd. Notes	4.900%		05/15/46	34,397	33,316,153
Enterprise Products Operating LLC, Gtd. Notes	4.950%		10/15/54	3,110	3,022,431
Enterprise Products Operating LLC, Gtd. Notes	5.375%	(ff)	02/15/78	7,380	6,102,055
Enterprise Products Operating LLC, Series D, Gtd. Notes	6.875%		03/01/33	55	67,401
EQM Midstream Partners LP, Sr. Unsec’d. Notes	4.750%		07/15/23	22,160	22,112,351
Gulfstream Natural Gas System LLC, Sr. Unsec’d. Notes, 144A	5.950%		10/15/45	19,904	23,556,025
Kinder Morgan Energy Partners LP, Gtd. Notes	4.700%		11/01/42	6,190	5,387,445
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%		08/15/42	2,010	1,839,373
Kinder Morgan Energy Partners LP, Gtd. Notes	5.400%		09/01/44	878	839,279
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%		04/01/20	6,175	6,394,884
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%		09/01/39	5,545	5,913,830
Kinder Morgan, Inc., Gtd. Notes	4.300%		03/01/28	1,500	1,468,106
Kinder Morgan, Inc., Gtd. Notes	5.050%		02/15/46	559	510,443
Kinder Morgan, Inc., Gtd. Notes	5.200%		03/01/48	13,750	13,125,901
Kinder Morgan, Inc., Gtd. Notes	5.300%		12/01/34	5,573	5,462,439
Kinder Morgan, Inc., Gtd. Notes	5.550%		06/01/45	12,895	12,770,811
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200%		03/15/45	2,630	2,315,979
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%		10/15/43	5,820	5,840,290
MPLX LP, Sr. Unsec’d. Notes	4.000%		02/15/25	570	553,585
MPLX LP, Sr. Unsec’d. Notes	4.500%		04/15/38	11,785	10,292,396
MPLX LP, Sr. Unsec’d. Notes	4.700%		04/15/48	26,720	23,206,459
MPLX LP, Sr. Unsec’d. Notes	4.875%		12/01/24	6,200	6,311,171
MPLX LP, Sr. Unsec’d. Notes	4.900%		04/15/58	9,705	8,106,667
MPLX LP, Sr. Unsec’d. Notes	5.200%		03/01/47	1,840	1,693,715
MPLX LP, Sr. Unsec’d. Notes	5.500%		02/15/49	23,415	22,776,083
Oleoducto Central SA (Colombia), Sr. Unsec’d. Notes, 144A	4.000%		05/07/21	1,300	1,277,263
ONEOK Partners LP, Gtd. Notes	6.200%		09/15/43	18,615	19,952,833
ONEOK Partners LP, Gtd. Notes	6.850%		10/15/37	1,742	1,958,024

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
ONEOK, Inc., Gtd. Notes	4.550%	07/15/28	15,725	$15,520,602
ONEOK, Inc., Gtd. Notes	4.950%	07/13/47	26,348	24,340,269
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%	10/01/26	11,680	10,916,899
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.680%	02/15/45	500	450,261
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.900%	10/01/46	6,500	5,958,791
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes, 144A	4.800%	03/15/47	1,250	1,188,659
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/45	8,670	7,839,643
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	573,114
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	2,875	2,544,763
Western Gas Partners LP, Sr. Unsec’d. Notes	3.950%	06/01/25	4,925	4,639,953
Western Gas Partners LP, Sr. Unsec’d. Notes	5.300%	03/01/48	4,130	3,563,849
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	3,175	2,845,365
Western Gas Partners LP, Sr. Unsec’d. Notes	5.500%	08/15/48	7,585	6,752,518
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.600%	03/15/22	2,389	2,344,111
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.700%	01/15/23	5,375	5,243,368
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%	06/15/27	16,760	15,881,403
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.300%	03/04/24	9,900	9,865,490
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.850%	03/01/48	13,780	12,504,025
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.900%	01/15/45	9,062	8,216,228
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.100%	09/15/45	12,549	11,594,220
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.400%	03/04/44	4,950	4,717,973
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.750%	06/24/44	7,350	7,386,966

				582,400,322

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.875%	03/20/27	4,600	4,578,277

Real Estate Investment Trusts (REITs) — 2.1%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650%	06/15/24	4,850	4,709,943
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.850%	02/01/25	5,300	5,123,009
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.875%	08/15/22	3,372	3,362,116
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.900%	03/15/27	14,465	13,692,304
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	8,073	8,306,982
Equity Commonwealth, Sr. Unsec’d. Notes	5.875%	09/15/20	6,049	6,196,400
Essex Portfolio LP, Gtd. Notes	5.200%	03/15/21	2,000	2,062,560
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750%	08/15/19	9,600	9,609,414
HCP, Inc., Sr. Unsec’d. Notes	4.000%	12/01/22	3,900	3,894,320
HCP, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	25,936	25,389,166
HCP, Inc., Sr. Unsec’d. Notes	4.200%	03/01/24	2,630	2,636,524
HCP, Inc., Sr. Unsec’d. Notes	4.250%	11/15/23	6,000	6,009,163
Kimco Realty Corp., Sr. Unsec’d. Notes(a)	3.800%	04/01/27	17,200	16,540,779
Mack-Cali Realty LP, Sr. Unsec’d. Notes	3.150%	05/15/23	14,576	12,919,550
Mack-Cali Realty LP, Sr. Unsec’d. Notes	4.500%	04/18/22	4,311	4,160,042
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	07/15/24	3,050	3,055,099
Realty Income Corp., Sr. Unsec’d. Notes	4.650%	08/01/23	1,530	1,592,044
Select Income REIT, Sr. Unsec’d. Notes	4.150%	02/01/22	8,250	8,160,542
SITE Centers Corp., Sr. Unsec’d. Notes	4.700%	06/01/27	2,020	2,038,806
Ventas Realty LP, Gtd. Notes	4.000%	03/01/28	11,554	11,197,728

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP, Gtd. Notes	4.400%	01/15/29	13,090	$13,024,597
Welltower, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	22,715	22,417,946
Welltower, Inc., Sr. Unsec’d. Notes	4.250%	04/01/26	3,915	3,908,034
Welltower, Inc., Sr. Unsec’d. Notes	4.250%	04/15/28	14,270	14,126,071
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	5,000	5,188,165
Weyerhaeuser Co., Sr. Unsec’d. Notes	6.950%	10/01/27	2,068	2,423,857
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	03/15/32	14,156	17,310,474
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500%	01/15/25	3,500	4,260,628

				233,316,263

Retail — 2.7%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550%	07/26/27	20,000	18,673,479
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	4.500%	07/26/47	9,558	8,750,254
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes (original cost $6,714,872; purchased 07/14/14 - 09/19/16)(f)	5.165%	08/01/44	6,800	4,530,499
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000%	10/01/24	17,675	16,614,499
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.000%	05/15/25	15,000	14,420,309
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.200%	05/15/28	37,165	35,202,614
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56	1,105	929,118
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%	04/01/43	5,422	5,329,428
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.250%	04/01/46	9,395	9,363,064
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	15,945	16,059,392
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	8,382	10,070,569
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	8,575	8,542,844
L Brands, Inc., Gtd. Notes(a)	5.625%	10/15/23	977	958,681
L Brands, Inc., Gtd. Notes	7.000%	05/01/20	7,300	7,519,000
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	3.700%	04/15/46	9,060	7,388,774
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44	6,660	5,891,040
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45	6,035	5,419,251
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	2.875%	02/15/23	6,000	5,555,502
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	1,460	1,444,799
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300%	02/15/43	8,994	6,666,789
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	1,875	1,521,350
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.450%	03/01/47	14,400	13,767,852
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45	23,100	23,253,491
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%	12/01/25	4,500	4,140,000
Target Corp., Sr. Unsec’d. Notes	3.625%	04/15/46	14,935	13,077,260
Walmart, Inc., Sr. Unsec’d. Notes	3.700%	06/26/28	21,660	21,983,457
Walmart, Inc., Sr. Unsec’d. Notes	4.050%	06/29/48	30,950	30,795,830

				297,869,145

Semiconductors — 0.8%
Applied Materials, Inc., Sr. Unsec’d. Notes	5.100%	10/01/35	10,265	10,924,171
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875%	01/15/27	32,680	29,317,377
Microchip Technology, Inc., Sr. Sec’d. Notes, 144A	4.333%	06/01/23	26,200	25,555,874
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	2,625	2,569,219
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	2,450	2,419,375
QUALCOMM, Inc., Sr. Unsec’d. Notes(a)	4.300%	05/20/47	27,299	24,245,702

				95,031,718

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc., Gtd. Notes	3.483%	12/01/27	3,440	$3,204,119

Software — 2.4%
CA, Inc., Sr. Unsec’d. Notes	3.600%	08/01/20	5,000	4,991,962
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700%	03/01/21	4,070	4,098,747
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	7,807	7,842,488
Microsoft Corp., Sr. Unsec’d. Notes	3.700%	08/08/46	31,445	30,123,786
Microsoft Corp., Sr. Unsec’d. Notes	3.750%	02/12/45	6,500	6,288,327
Microsoft Corp., Sr. Unsec’d. Notes	3.950%	08/08/56	55,401	54,053,370
Microsoft Corp., Sr. Unsec’d. Notes	4.000%	02/12/55	10,340	10,154,268
Microsoft Corp., Sr. Unsec’d. Notes	4.450%	11/03/45	9,049	9,597,736
Microsoft Corp., Sr. Unsec’d. Notes	4.500%	02/06/57	36,000	38,356,687
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	1,500	1,459,882
Oracle Corp., Sr. Unsec’d. Notes(a)	3.800%	11/15/37	21,055	19,689,840
Oracle Corp., Sr. Unsec’d. Notes	3.900%	05/15/35	7,366	7,050,911
Oracle Corp., Sr. Unsec’d. Notes	4.000%	07/15/46	34,595	32,280,087
Oracle Corp., Sr. Unsec’d. Notes	4.125%	05/15/45	1,300	1,230,070
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	12,200	12,246,256
Oracle Corp., Sr. Unsec’d. Notes	4.375%	05/15/55	32,345	31,707,545

				271,171,962

Telecommunications — 4.2%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	3,020	3,555,504
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	3,085	3,016,684
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	44,149	37,308,871
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	22,285	20,007,512
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	4,049	3,464,758
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49	33,011	28,415,719
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44	9,273	8,311,520
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	03/15/42	14,670	13,703,444
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	11/15/46	3,985	3,703,198
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	02/15/50	13,000	12,043,320
AT&T, Inc., Sr. Unsec’d. Notes	5.250%	03/01/37	39,020	38,326,517
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	277	269,097
AT&T, Inc., Sr. Unsec’d. Notes(a)	5.450%	03/01/47	16,187	15,809,802
AT&T, Inc., Sr. Unsec’d. Notes	6.000%	08/15/40	9,530	9,628,042
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	1,675	2,265,394
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	06/15/30	1,000	1,304,278
Motorola Solutions, Inc., Sr. Unsec’d. Notes	3.750%	05/15/22	7,000	6,946,109
Motorola Solutions, Inc., Sr. Unsec’d. Notes	5.500%	09/01/44	7,454	6,773,907
Qwest Corp., Sr. Unsec’d. Notes	6.750%	12/01/21	5,000	5,112,267
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23	27,500	27,156,250
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A(a)	5.303%	05/30/24	8,786	8,346,700
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%	11/01/34	677	652,487
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	27,325	26,972,117
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	65,296	61,198,969
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	1,329	1,220,420

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	10,803	$10,616,866
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	04/15/49	25,567	25,475,008
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	64,376	62,205,172
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.250%	03/16/37	31,986	33,318,745

				477,128,677

Textiles — 0.1%
Cintas Corp. No. 2, Gtd. Notes	3.700%	04/01/27	6,095	5,952,746

Transportation — 1.8%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%	09/01/42	8,705	8,685,952
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.400%	03/15/42	10,600	10,672,877
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	15,127	15,406,633
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.550%	09/01/44	2,455	2,559,715
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%	09/01/45	6,575	6,874,991
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.150%	09/01/43	4,633	5,187,540
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	2,067,519
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	617,134
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.800%	09/15/35	3,970	4,124,532
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	2,017,750
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	6.125%	09/15/2115	14,400	16,747,742
CSX Corp., Sr. Unsec’d. Notes	2.600%	11/01/26	4,890	4,448,911
CSX Corp., Sr. Unsec’d. Notes	3.350%	11/01/25	11,250	10,944,054
CSX Corp., Sr. Unsec’d. Notes	3.400%	08/01/24	2,435	2,431,859
CSX Corp., Sr. Unsec’d. Notes	4.250%	11/01/66	14,175	12,254,731
CSX Corp., Sr. Unsec’d. Notes	4.500%	08/01/54	10,400	9,760,298
CSX Corp., Sr. Unsec’d. Notes	4.650%	03/01/68	5,672	5,125,073
CSX Corp., Sr. Unsec’d. Notes	4.750%	05/30/42	5,000	4,981,341
CSX Corp., Sr. Unsec’d. Notes	5.500%	04/15/41	1,682	1,864,813
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,182,635
CSX Corp., Sr. Unsec’d. Notes	6.220%	04/30/40	531	629,642
FedEx Corp., Gtd. Notes	4.050%	02/15/48	14,150	11,852,777
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	714,884
FedEx Corp., Gtd. Notes(a)	4.500%	02/01/65	2,115	1,748,638
FedEx Corp., Gtd. Notes	4.550%	04/01/46	9,780	8,888,760
FedEx Corp., Gtd. Notes	4.950%	10/17/48	5,000	4,831,863
FedEx Corp., Gtd. Notes	5.100%	01/15/44	10,525	10,361,449
Kansas City Southern, Gtd. Notes	4.950%	08/15/45	10,000	10,187,033
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.942%	11/01/47	3,667	3,324,615
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	1,045,270
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.050%	08/15/52	1,585	1,415,542
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.800%	08/15/43	852	849,009

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Transportation (continued)
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.837%	10/01/41	1,080	$1,118,866
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,322,745
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55	4,805	4,102,709
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45	1,705	1,552,278
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	261,994
Union Pacific Corp., Sr. Unsec’d. Notes	4.300%	06/15/42	1,125	1,088,758
Union Pacific Corp., Sr. Unsec’d. Notes	4.375%	11/15/65	1,800	1,638,323
United Parcel Service, Inc., Sr. Unsec’d. Notes	3.750%	11/15/47	10,530	9,508,411

				206,399,666

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.125%	08/01/23	20,000	19,964,671
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.200%	04/01/27	7,820	7,647,442

				27,612,113

Water — 0.1%
American Water Capital Corp., Sr. Unsec’d. Notes	3.750%	09/01/47	7,370	6,622,301
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%	08/15/24	5,000	5,078,001

				11,700,302

TOTAL CORPORATE BONDS (cost $10,124,649,908)				9,690,525,470

MUNICIPAL BONDS — 1.8%
California — 0.3%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	7,300	9,935,153
Los Angeles Department of Water, Revenue Bonds, BABs	6.008%	07/01/39	1,050	1,274,207
Los Angeles Department of Water & Power System, Revenue Bonds, BABs	6.574%	07/01/45	3,595	4,984,935
Los Angeles Department of Water & Power System, Revenue Bonds, BABs	6.603%	07/01/50	8,000	11,290,720
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	815	1,118,767
State of California, General Obligation Unlimited, BABs	7.350%	11/01/39	2,560	3,534,054
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	1,200	1,635,275
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	2,040	2,922,401
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	1,480	2,107,209

				38,802,721

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Revenue Bonds	4.814%	10/01/2114	5,000	5,529,500

Illinois — 0.2%
Chicago O’Hare International Airport, Revenue Bonds	4.472%	01/01/49	5,300	5,376,903
Chicago O’Hare International Airport, Revenue Bonds	4.572%	01/01/54	17,500	17,893,925

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Illinois (continued)
Illinois State Toll Highway Authority, Revenue Bonds, BABs	5.851%	12/01/34	600	$735,582

				24,006,410

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.652%	08/15/57	19,000	17,937,900
Missouri Highway & Transportation Commission, Revenue Bonds, BABs	5.445%	05/01/33	325	376,194

				18,314,094

New Jersey — 0.4%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	29,125	39,786,789
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	5,940	8,369,460

				48,156,249

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, BABs	5.767%	08/01/36	1,150	1,373,399
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	608,940

				1,982,339

Ohio — 0.1%
Ohio State University (The), Revenue Bonds	4.048%	12/01/56	8,300	8,241,485
Ohio State University (The), Revenue Bonds	4.800%	06/01/2111	1,300	1,424,059

				9,665,544

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	7,575	9,714,559

South Carolina — 0.0%
South Carolina Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,109,880

Texas — 0.3%
North Texas Tollway Authority, Revenue Bonds, BABs	6.718%	01/01/49	5,410	7,444,485
Permanent University Fund — University of Texas System, Revenue Bonds	3.376%	07/01/47	25,225	22,848,301
University of Texas System (The), Revenue Bonds	3.852%	08/15/46	8,525	8,461,745

				38,754,531

Virginia — 0.1%
University of Virginia, Revenue Bonds	4.179%	09/01/2117	10,570	10,289,367

TOTAL MUNICIPAL BONDS (cost $207,338,444)				206,325,194

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS — 0.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	2.950%	01/11/23	23,800	$22,719,171
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	500	454,500
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%	10/26/21	1,750	1,684,470

TOTAL SOVEREIGN BONDS (cost $26,021,268)				24,858,141

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Notes(k) (cost 1,130,757)	3.125%	11/15/28	1,125	1,166,924

			Shares

PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
State Street Corp., 5.350%			335,000	7,999,800

Electric — 0.1%
SCE Trust V, 5.450%			565,000	11,797,200

TOTAL PREFERRED STOCKS (cost $22,500,000)				19,797,000

TOTAL LONG-TERM INVESTMENTS (cost $11,330,466,649)				10,865,220,867

SHORT-TERM INVESTMENTS — 3.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			236,386,830	236,386,830
PGIM Institutional Money Market Fund (cost $152,763,677; includes $152,449,329 of cash collateral for securities on loan)(b)(w)			152,759,428	152,744,152

TOTAL SHORT-TERM INVESTMENTS (cost $389,150,507)				389,130,982

TOTAL INVESTMENTS — 100.1% (cost $11,719,617,156)				11,254,351,849
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.1)%				(11,968,467)

NET ASSETS — 100.0%				$11,242,383,382

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $149,797,642; cash collateral of $152,449,329 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $6,714,872. The aggregate value of $4,530,499 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
201	2 Year U.S. Treasury Notes	Mar. 2019	$42,674,813	$291,344
3,237	5 Year U.S. Treasury Notes	Mar. 2019	371,243,438	6,443,803
49	10 Year U.S. Ultra Treasury Notes	Mar. 2019	6,373,828	197,531
3,953	20 Year U.S. Treasury Bonds	Mar. 2019	577,138,000	26,525,047

				33,457,725

Short Positions:
4,208	10 Year U.S. Treasury Notes	Mar. 2019	513,441,750	(10,702,027)
2,411	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	387,342,219	(18,465,461)

				(29,167,488)

				$4,290,237

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contract	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contract:
Euro,
Expiring 01/09/19	BNP Paribas	EUR 18,000	$20,539,585	$20,639,970	$100,385	$—

Sale Contract	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contract:
Euro,
Expiring 01/09/19	BNP Paribas	EUR 24,217	$27,462,572	$27,768,488	$—	$(305,916)

					$100,385	$(305,916)

Currency swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays		Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
20,495	3 Month LIBOR(Q)	EUR 18,000	0.641%	(A)	Citibank, N.A.	12/10/28	$(187,244)	$—	$(187,244)

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(187,244)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$5,035,000	$814,254

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$922,548,138	$—
Corporate Bonds	—	9,690,525,470	—
Municipal Bonds	—	206,325,194	—
Sovereign Bonds	—	24,858,141	—
U.S. Treasury Obligation	—	1,166,924	—
Preferred Stocks	19,797,000	—	—
Affiliated Mutual Funds	389,130,982	—	—
Other Financial Instruments*
Futures Contracts	4,290,237	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(205,531)	—
OTC Currency Swap Agreements	—	(187,244)	—

Total	$413,218,219	$10,845,031,092	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Electric	12.3%
Banks	8.9
Commercial Mortgage-Backed Securities	8.2
Oil & Gas	5.8
Pharmaceuticals	5.6
Pipelines	5.2
Telecommunications	4.2
Media	3.7
Affiliated Mutual Funds (1.4% represents investments
purchased with collateral from securities on loan)	3.5
Chemicals	3.2
Healthcare-Services	2.9
Retail	2.7
Auto Manufacturers	2.6
Software	2.4
Foods	2.2
Real Estate Investment Trusts (REITs)	2.1
Transportation	1.8
Municipal Bonds	1.8
Insurance	1.7

Commercial Services	1.6%
Mining	1.6
Beverages	1.5
Biotechnology	1.3
Building Materials	1.1
Agriculture	1.1
Computers	1.1
Airlines	1.1
Gas	1.0
Healthcare-Products	1.0
Household Products/Wares	0.9
Semiconductors	0.8
Diversified Financial Services	0.7
Forest Products & Paper	0.6
Oil & Gas Services	0.5
Aerospace & Defense	0.4
Lodging	0.4
Electronics	0.3
Office/Business Equipment	0.3
Miscellaneous Manufacturing	0.3
Auto Parts & Equipment	0.3
Trucking & Leasing	0.2
Sovereign Bonds	0.2
Packaging & Containers	0.2
Home Builders	0.2
Machinery-Diversified	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Water	0.1%
Capital Markets	0.1
Environmental Control	0.1
Machinery-Construction & Mining	0.1
Textiles	0.1
Housewares	0.0	*
Real Estate	0.0	*
Distribution/Wholesale	0.0	*
Office Furnishings	0.0	*
Shipbuilding	0.0	*
Iron/Steel	0.0	*
U.S. Treasury Obligation	0.0	*
Home Furnishings	0.0	*
Entertainment	0.0	*

	100.1
Liabilities in excess of other assets	(0.1)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$100,385		Unrealized depreciation on OTC forward foreign currency exchange contracts	$305,916
Interest rate contracts	Due from/to broker-variation margin futures	33,457,725	*	Due from/to broker-variation margin futures	29,167,488	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	187,244

Total		$33,558,110			$29,660,648

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,597,773)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(205,531)	$—
Interest rate contracts	22,601,782	—	(187,244)

Total	$22,601,782	$(205,531)	$(187,244)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Currency Swap Agreements(1)
$1,045,556,724	$926,920,879	$4,107,917	$5,492,514	$4,098,960

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$149,797,642	$(149,797,642)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
BNP Paribas	$100,385	$(305,916)	$(205,531)	$—	$205,531)
Citibank, N.A	—	$(187,244)	(187,244)	—	(187,244)

	$100,385	$(493,160)	$(392,775)	$—	$(392,775)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $149,797,642:
Unaffiliated investments (cost $11,330,466,649)	$10,865,220,867
Affiliated investments (cost $389,150,507)	389,130,982
Deposit with broker for centrally cleared/exchange-traded derivatives	5,035,000
Dividends and interest receivable	121,183,948
Receivable for Portfolio shares sold	17,988,497
Unrealized appreciation on OTC forward foreign currency contracts	100,385
Prepaid expenses and other assets	81,851

Total Assets	11,398,741,530

LIABILITIES:
Payable to broker for collateral for securities on loan	152,449,329
Management fees payable	1,823,397
Accrued expenses and other liabilities	592,884
Due to broker-variation margin futures	539,277
Distribution fee payable	459,732
Unrealized depreciation on OTC forward foreign currency contracts	305,916
Unrealized depreciation on OTC swap agreements	187,244
Affiliated transfer agent fee payable	369

Total Liabilities	156,358,148

NET ASSETS	$11,242,383,382

Net assets were comprised of:
Partners Equity	$11,242,383,382

Net asset value and redemption price per share, $11,242,383,382 / 964,925,809 outstanding shares of beneficial interest	$11.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$440,919,643
Affiliated dividend income	2,114,415
Unaffiliated dividend income	1,217,763
Income from securities lending, net (including affiliated income of $623,097)	624,815

444,876,636

EXPENSES
Management fees	49,863,042
Distribution fee	25,753,131
Custodian and accounting fees	645,460
Trustees’ fees	118,070
Audit fee	46,200
Legal fees and expenses	41,288
Shareholders’ reports	18,346
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Interest expense	111
Miscellaneous	147,809

Total expenses	76,640,444

NET INVESTMENT INCOME (LOSS)	368,236,192

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(9,207))	(26,466,661)
Futures transactions	(2,597,773)
Foreign currency transactions	(23,681)

(29,088,115)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,272))	(929,060,803)
Futures	22,601,782
Forward currency contracts	(205,531)
Swap agreements	(187,244)
Foreign currencies	3,625

(906,848,171)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(935,936,286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(567,700,094)

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$368,236,192	$299,051,467
Net realized gain (loss) on investment and foreign currency transactions	(29,088,115)	11,033,010
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(906,848,171)	434,644,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(567,700,094)	744,728,812

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [157,383,984 and 114,548,584 shares, respectively]	1,847,275,037	1,358,257,299
Portfolio share repurchased [2,566,996 and 2,781,468 shares, respectively]	(30,221,581)	(32,822,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	1,817,053,456	1,325,434,554

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,249,353,362	2,070,163,366
NET ASSETS:
Beginning of year	9,993,030,020	7,922,866,654

End of year	$11,242,383,382	$9,993,030,020

SEE NOTES TO FINANCIAL STATEMENTS.

A38

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
EUR	Euro
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over-the-counter

SEE NOTES TO FINANCIAL STATEMENTS.

A39

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains only to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

B1

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

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(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio entered into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    The Portfolio entered into currency swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on

B3

swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Currency Swaps:    The Portfolio entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Portfolio, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, the Portfolio has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Delayed-Delivery Transactions:    The Portfolio purchases or sells securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged PGIM, Inc. to serve as Subadviser for the Portfolio through its PGIM Fixed Income Unit (a wholly-owned subsidiary of PGIM, Inc.).

B5

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio so that management fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

	Management Fees	Effective Management Fees
Multi-Sector Fixed Income	0.5325% first $300 million;	0.48	%*
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $5 billion;
	0.3825% in excess of $20 billion

*	The Investment Manager previously agreed through June 30, 2018, to limit expenses to 0.83%.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential. PAD serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments, PAD and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers.

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Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2018 no such transactions were entered into by the Portfolio.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$3,794,071,248	$1,774,466,513

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund	$130,407,699	$1,725,652,961	$1,619,673,830	$—	$—	$236,386,830	236,386,830	$2,114,415
PGIM Institutional Money Market Fund	188,311,304	959,279,926	994,834,599	(3,272)	(9,207)	152,744,152	152,759,428	623,097	**

	$318,719,003	$2,684,932,887	$2,614,508,429	$(3,272)	$(9,207)	$389,130,982		$2,737,512

*	The Funds did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

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The Portfolio did not utilize the SCA during the year ended December 31, 2018.

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolio were owned of record by the following affiliates of the Investment Manager: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities. The two shareholders held 100% of outstanding shares of the Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

9.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolio’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolio for redemption before it matures and the Portfolio may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk. The Portfolio may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolio’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolio may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event

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that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.34	$11.35	$10.42	$10.75	$9.67

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.40	0.38	0.37	0.36
Net realized and unrealized gain (loss) on investments	(1.11)	0.59	0.55	(0.70)	0.72

Total from investment operations	(0.69)	0.99	0.93	(0.33)	1.08

Net Asset Value, end of year	$11.65	$12.34	$11.35	$10.42	$10.75

Total Return(a)	(5.59)%	8.72%	8.93%	(3.07)%	11.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,242.4	$9,993.0	$7,922.9	$4,662.3	$2,776.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.75%	0.76%	0.77%	0.79%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.75%	0.76%	0.77%	0.79%
Net investment income (loss)	3.57%	3.36%	3.38%	3.45%	3.45%
Portfolio turnover rate(d)	36%	48%	62%	72%	124%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF AST MULTI-SECTOR FIXED INCOME PORTFOLIO

AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio (the Portfolio), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993- 1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996- September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia- Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108

Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984- December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

		Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017- 2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Government Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust	January 31, 2019

Advanced Series Trust Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST Government Money Market Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.02%	1.30%	0.33%	0.19%
Lipper (VIP) Money Market Funds Avg.	N/A	1.31	0.35	0.21
Lipper US Govt. Money Market	N/A	1.22	0.30	0.17

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2018, the AST Government Money Market Portfolio returned 1.30%. The Portfolio underperformed the Lipper (VIP) Money Market Funds Average and outperformed the Lipper US Govt. Money Market Index.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity.

What were market conditions during the reporting period?

In the face of escalating financial market volatility and trade tensions, the global economic expansion moderated during the reporting period from “very strong” to just “solid.” While perhaps disappointing relative to robust expectations from a year ago, the current pace of growth, if sustained, would hardly be distressing for the global economy. Against this backdrop, the Federal Reserve (the Fed) led other central banks in the “punch-bowl snatching” by reducing the size of its balance sheet and increasing interest rates. In 2018, the Fed hiked rates four times, bringing the federal funds target rate to 2.25%-2.50%. Meanwhile, the European Central Bank ended its bond purchase program, and the Bank of Japan continued to reduce its bond purchases after widening the target range on the 10-year Japanese government bond yield. Other central banks (e.g., the Bank of Canada and Bank of England) hiked rates as well.

Turning to the fixed income markets, in early 2018 bonds suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

Money market funds, however, after years out of the spotlight, attracted investor attention as the yield curve flattened and yields on short-term and cash-like instruments rose to relatively more attractive levels. In addition to the aforementioned increase in the federal funds target rate, the three-month London InterBank Offered Rate (LIBOR) rose from 1.70% to 2.81%. Government money market funds similarly saw their yields rise, from 0.78% to 1.91%, according to Morningstar. Government money market funds’ average return of 1.38% beat most fixed income sectors.

What strategies or holdings affected the Portfolio’s performance?

Throughout the year, with the Fed’s rate hikes generally anticipated and telegraphed, the Portfolio’s weighted average maturity and weighted average life were shortened ahead of the hikes, thus allowing the proceeds to be reinvested after the increases at higher levels in longer maturities.

At different times during 2018, the Portfolio took advantage of wider floating-rate spreads and increased its positions in LIBOR floaters. Floaters are bonds or other types of debt with coupon rates that change with short-term interest rates.

Additionally, the Portfolio’s position in agency discount notes versus repurchase agreements and US Treasuries was shifted tactically based on relative value between the sectors.

*

Source: iMoneyNet, Inc. based on 105 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/26/2018.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Government Money	Actual	$1,000.00	$1,007.80	0.57%	$2.88
Market Portfolio	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

REPURCHASE AGREEMENTS(m) — 18.2%				Principal Amount (000)#	Value
Credit Agricole Corporate & Investment Bank, 3.000%, dated 12/31/18, due 01/02/19 in the amount of $55,009,167				55,000	$55,000,000
HSBC Securities (USA), Inc., 2.530%, dated 12/27/18, due 01/03/19 in the amount of $20,009,839				20,000	20,000,000
Merrill Lynch, 3.000%, dated 12/31/18, due 01/02/19 in the amount of $40,864,810				40,858	40,858,000
MUFG Securities (Canada) Ltd., 2.600%, dated 12/26/18, due 01/02/19 in the amount of $22,011,122				22,000	22,000,000

					137,858,000

	Interest Rate		Maturity Date

U.S. GOVERNMENT AGENCY OBLIGATIONS — 63.8%
Federal Farm Credit Bank, 1 Month LIBOR + (0.100)%	2.247%	(c)	04/04/19	22,000	21,999,439
Federal Farm Credit Bank, 1 Month LIBOR + (0.135)%	2.265%	(c)	04/11/19	13,000	12,996,973
Federal Farm Credit Bank, 1 Month LIBOR + (0.135)%	2.297%	(c)	06/13/19	4,000	3,998,266
Federal Farm Credit Bank, 1 Month LIBOR + (0.050)%	2.337%	(c)	01/08/20	10,000	10,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.110)%	2.345%	(c)	01/15/19	9,000	9,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.065)%	2.390%	(c)	12/17/19	9,000	8,999,748
Federal Farm Credit Bank, 1 Month LIBOR + (0.070)%	2.436%	(c)	01/28/20	11,000	11,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)%	2.461%	(c)	02/25/20	8,000	8,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.050)%	2.472%	(c)	05/29/20	7,000	6,995,034
Federal Farm Credit Bank, 1 Month LIBOR + 0.160%	2.509%	(c)	01/02/19	9,000	9,000,070
Federal Farm Credit Bank, 1 Month LIBOR + 0.180%	2.580%	(c)	10/11/19	11,000	11,018,027
Federal Home Loan Bank, 3 Month LIBOR + (0.280)%	2.261%	(c)	02/01/19	3,000	3,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.080)%	2.267%	(c)	02/04/19	11,000	11,000,000
Federal Home Loan Bank(n)	2.278%		01/04/19	7,000	6,998,676
Federal Home Loan Bank(n)	2.280%		01/02/19	658	657,958
Federal Home Loan Bank(n)	2.319%		01/25/19	10,000	9,984,633
Federal Home Loan Bank(n)	2.324%		01/09/19	29,000	28,985,049
Federal Home Loan Bank(n)	2.328%		01/18/19	9,000	8,990,140
Federal Home Loan Bank(n)	2.333%		01/18/19	11,000	10,987,923
Federal Home Loan Bank(n)	2.349%		01/23/19	12,000	11,982,840
Federal Home Loan Bank, 1 Month LIBOR + (0.080)%	2.352%	(c)	11/13/19	4,000	3,998,153
Federal Home Loan Bank(n)	2.359%		01/16/19	11,000	10,989,206
Federal Home Loan Bank(n)	2.359%		01/23/19	12,000	11,982,767
Federal Home Loan Bank, 1 Month LIBOR + (0.130)%	2.374%	(c)	03/22/19	12,250	12,248,138
Federal Home Loan Bank(n)	2.381%		02/13/19	16,000	15,954,764
Federal Home Loan Bank(n)	2.389%		02/22/19	9,000	8,969,125
Federal Home Loan Bank, 1 Month LIBOR + (0.115)%	2.391%	(c)	02/25/19	10,000	10,000,000
Federal Home Loan Bank(n)	2.394%		01/18/19	11,000	10,987,585
Federal Home Loan Bank(n)	2.404%		02/13/19	10,000	9,971,393

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Bank(n)	2.414%		02/20/19	11,000	$10,963,257
Federal Home Loan Bank(n)	2.414%		03/06/19	10,000	9,957,333
Federal Home Loan Bank(n)	2.414%		03/13/19	14,000	13,933,733
Federal Home Loan Bank(n)	2.415%		03/20/19	11,000	10,942,801
Federal Home Loan Bank(n)	2.415%		03/22/19	11,000	10,941,333
Federal Home Loan Bank(n)	2.418%		03/15/19	10,000	9,951,273
Federal Home Loan Bank(n)	2.420%		03/13/19	9,000	8,957,311
Federal Home Loan Bank(n)	2.425%		03/22/19	30,000	29,839,333
Federal Home Loan Bank(n)	2.435%		01/30/19	12,000	11,977,320
Federal Home Loan Bank(n)	2.435%		02/01/19	5,000	4,989,875
Federal Home Loan Bank, 1 Month LIBOR + (0.060)%	2.446%	(c)	03/28/19	10,000	10,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.220)%	2.457%	(c)	08/23/19	10,000	10,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.230)%	2.508%	(c)	12/03/19	11,000	10,997,594
Federal Home Loan Mortgage Corp.	0.950%		01/30/19	8,000	7,991,955
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.100)%	2.287%	(c)	08/08/19	9,000	9,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.100)%	2.355%	(c)	03/18/19	5,000	5,000,000
Federal Home Loan Mortgage Corp., 3 Month LIBOR + (0.225)%	2.466%	(c)	08/27/19	7,000	7,000,000

					483,139,025

U.S. TREASURY OBLIGATIONS — 24.8%
U.S. Treasury Bills(n)	2.117%		01/10/19	8,000	7,995,810
U.S. Treasury Bills(n)	2.196%		02/07/19	8,000	7,982,141
U.S. Treasury Bills(n)	2.321%		01/22/19	12,000	11,983,809
U.S. Treasury Bills(n)	2.330%		01/08/19	9,000	8,995,927
U.S. Treasury Bills(n)	2.330%		01/15/19	12,000	11,989,145
U.S. Treasury Bills(n)	2.333%		01/08/19	13,000	12,994,110
U.S. Treasury Bills(n)	2.333%		01/31/19	10,000	9,980,625
U.S. Treasury Bills(n)	2.337%		01/15/19	14,000	13,987,298
U.S. Treasury Bills(n)	2.368%		01/29/19	16,000	15,970,631
U.S. Treasury Bills(n)	2.371%		01/22/19	11,000	10,984,812
U.S. Treasury Bills(n)	2.391%		02/05/19	11,000	10,974,526
U.S. Treasury Bills(n)	2.399%		02/05/19	10,945	10,919,568
U.S. Treasury Bills(n)	2.404%		01/29/19	22,000	21,960,400
U.S. Treasury Bills(n)	2.407%		03/21/19	10,000	9,947,509
U.S. Treasury Bills(n)	2.480%		04/04/19	11,000	10,931,459
U.S. Treasury Bills(n)	2.523%		06/27/19	10,000	9,877,526

					187,475,296

TOTAL INVESTMENTS — 106.8% (amortized cost $808,472,321)					808,472,321
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.8)%					(51,482,891)

NET ASSETS — 100.0%					$756,989,430

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(m)

Repurchase agreements are collateralized by FNMA (coupon rate 4.500%, maturity date 06/01/51), FMAC (coupon rate 4.000%, maturity date 11/01/48), GNMA (coupon rates 3.000% — 5.500%, maturity dates 08/15/37 — 11/20/48), and U.S. Treasury Securities (coupon rates 2.500% — 3.000%, maturity dates 07/31/25 — 02/15/46), with the aggregate value, including accrued interest, of $140,636,583.

(n)	Rate quoted represents yield to maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreements	$—	$137,858,000	$—
U.S. Government Agency Obligations	—	483,139,025	—
U.S. Treasury Obligations	—	187,475,296	—

Total	$—	$808,472,321	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	63.8%
U.S. Treasury Obligations	24.8
Repurchase Agreements	18.2

106.8
Liabilities in excess of other assets	(6.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Agreements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Repurchase Agreements	Credit Agricole Corporate & Investment Bank	$55,000,000	$(55,000,000)	$—
Repurchase Agreements	HSBC Securities (USA), Inc.	20,000,000	(20,000,000)	—
Repurchase Agreements	Merrill Lynch MUFG Securities	40,858,000	(40,858,000)	—
Repurchase Agreements	(Canada) Ltd.	22,000,000	(22,000,000)	—

		$137,858,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$808,472,321
Cash	920
Receivable for Portfolio shares sold	1,392,358
Interest receivable	329,672
Prepaid expenses	20,854

Total Assets	810,216,125

LIABILITIES:
Payable for investments purchased	49,859,054
Payable for Portfolio shares repurchased	3,220,663
Management fees payable	62,390
Accrued expenses and other liabilities	53,130
Distribution fee payable	31,089
Affiliated transfer agent fee payable	369

Total Liabilities	53,226,695

NET ASSETS	$756,989,430

Net assets were comprised of:
Partners Equity	$756,989,430

Net asset value and redemption price per share, $756,989,430 / 756,310,890 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$13,780,824

EXPENSES
Management fees	2,317,065
Distribution fee	1,858,930
Custodian and accounting fees	86,636
Audit fee	26,200
Trustees’ fees	16,880
Legal fees and expenses	12,168
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,773
Miscellaneous	18,655

Total expenses	4,350,294
Less: management fee waivers and/or expense reimbursement	(86,350)

Net expenses	4,263,944

NET INVESTMENT INCOME (LOSS)	9,516,880

NET REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	5,183

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,522,063

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$9,516,880	$3,083,475
Net realized gain (loss) on investment transactions	5,183	10,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,522,063	3,094,221

DISTRIBUTIONS	(9,516,886)	(3,082,727)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [527,038,776 and 459,179,658 shares, respectively]	527,038,776	459,179,658
Portfolio share issued in reinvestment of distributions [9,475,228 and 3,082,681 shares, respectively]	9,475,228	3,082,681
Portfolio share repurchased [645,273,308 and 593,949,426 shares, respectively]	(645,273,308)	(593,949,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(108,759,304)	(131,687,087)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(108,754,127)	(131,675,593)
NET ASSETS:
Beginning of year	865,743,557	997,419,150

End of year	$756,989,430	$865,743,557

SEE NOTES TO FINANCIAL STATEMENTS.

A4

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

FMAC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains only to the AST Government Money Market Portfolio (the “Portfolio” or “Government Money Market”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

As a government money market fund, the Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

The Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

B1

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Delayed-Delivery Transactions:    The Portfolio purchases or sells securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

B2

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolio, has entered into investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice and investment management and administrative services. At December 31, 2018, the Investment Manager has engaged PGIM, Inc. to serve as the Subadviser for the Portfolio through its PGIM Fixed Income unit (a wholly-owned subsidiary of PGIM, Inc.).

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

	Management Fee through June 30, 2018	Management Fee effective July 1, 2018	Net Effective Management Fee
Government Money Market	0.3325% first $300 million;	0.3000% first $3.25 billion;	0.30%*
	0.3225% on next $200 million;	0.2925% on next $2.75 billion;
	0.3125% on next $250 million;	0.2625% on next $4 billion;
	0.3025% on next $2.5 billion;	0.2425% in excess of $10 billion
0.2925% on next $2.75 billion;
0.2625% on next $4 billion;
0.2425% in excess of $10 billion

*

Previously, the Investment Manager had contractually agreed through June 30, 2018, to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% in excess of $10 billion of average daily net assets. The management fee waiver was removed effective July 1, 2018 upon adoption of a new management fee schedule.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments, PAD and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B3

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2018 no such transactions were entered into by the Portfolio.

5. Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolio were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, two shareholders held 95% of outstanding shares of the Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

7. Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

B4

8. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

B5

Financial Highlights

	AST Government Money Market Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)	2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gain (loss)	0.01	— (b)	— (b)	— (b)	— (b)

Less Dividends and Distributions:	(0.01)	— (b)	—	—	—

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	1.30%	0.34%	0.00%	0.00%	0.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$757.0	$865.7	$997.4	$1,075.2	$1,106.4
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.57%	0.57%	0.45%	0.19%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.59%	0.59%	0.59%	0.59%	0.60%
Net investment income (loss)	1.28%	0.33%	0.00%	0.00%	0.00%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AST Government Money Market Portfolio

and the Board of Trustees of Advanced Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Government Money Market Portfolio (the Portfolio), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993- 1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010- December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016 – present; June 2012 – June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996- September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003- September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia- Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive
	(1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012- June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984- December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010- August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017- 2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007- December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-F

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,704,854 and $1,793,355 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(c) Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(d) All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit

EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 19, 2019

APPENDIX A –

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Jennison Large-Cap Growth Portfolio

AST J. P. Morgan International Equity Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

AST Parametric Emerging Market Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

APPENDIX A – (continued)

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Government Money Market Portfolio